UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of registrant as Specified in Charter)
Two International Place Boston, MA 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place Boston, MA 02110
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2009
Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report October 31, 2009 EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Duncan W. Richardson, CFA
Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%. In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s2 Class A shares outperformed the Russell 3000 Index (the Index) for the year ending October 31, 2009. While the Fund’s short-term standing (for Class A shares) within its Lipper peer category was disappointing for the volatile one-year period, its stronger longer-term record remained intact (as illustrated by the table on page 2).

•	The Fund invests in seven underlying Tax-Managed Portfolios. As such, its return is a reflection of the Portfolios’ performance, as well as its allocation among these Portfolios. In April 2009, management made two changes to the Fund’s target allocations. Relative to the Fund’s allocation at October 31, 2008, the new targets reflected an increase of approximately 1% each to Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, and a subsequent decrease of approximately 2% from Tax-Managed International Equity Portfolio. The increased small-cap exposure benefited returns, as each of the two Portfolios significantly outpaced their respective benchmarks.

•	Relative to the Index, which has no exposure to international stocks, the Fund also benefited from its investment in the underlying international portfolio. International stocks, as measured by the
Total Return Performance
10/31/08 - 10/31/09

Class A3	10.98%
Class B3	10.14
Class C3	10.18
Russell 3000 Index[1]	10.83
Lipper Multi-Cap Core Funds Average[1]	15.09
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests all of its investable assets in seven separately registered investment companies (Portfolios) managed by Eaton Vance Management or its affiliates.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower.

1

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
MSCI EAFE Index, outperformed domestic equities, as measured by the S&P 500 Index, for the fiscal year, by almost three-to-one. Although the Fund’s allocation was pared back over the period, its continued sizeable weighting in international stocks helped performance.
•	Fund performance was restrained by its relatively modest exposure to mid-cap stocks, which posted some of the strongest returns of the year among domestic equities. During the period, the Fund also retained its emphasis of the growth style over value style by emphasizing growth portfolios, which paid off, as growth re-established market dominance during the year.

•	We continue to believe that the Fund’s multi-cap and multi-style asset exposure can provide investors with diversification and the potential for lower volatility. In allocating the Fund’s assets among the Eaton Vance Tax-Managed Portfolios, management seeks to maintain broad diversification and to emphasize market sectors that we believe offer relatively attractive risk-adjusted return prospects, based on its assessment of current and future market trends and conditions. To the extent possible, adjustments in allocations among the Eaton Vance Tax-Managed Portfolios will be made in a tax-efficient manner.

•	As always, I would like to thank my fellow shareholders for their continued confidence and participation in Fund.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Lipper Quintile Rankings1

By total return as of 10/31/09
EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND, CLASS A
LIPPER MULTI-CAP CORE FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	4th	563 of 798 funds
3 Years	2nd	164 of 658 funds
5 Years	1st	65 of 507 funds

[1]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.
Fund Composition
Current Allocations2

By net assets

[2]	As a percentage of the Fund’s net assets as of 10/31/09. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, a broad-based, unmanaged market index of 3,000 U.S. stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $11,765 and $11,742, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAEAX	EBEAX	ECEAX

Average Annual Total Returns (at net asset value)
One Year	10.98%	10.14%	10.18%
Five Years	2.88	2.11	2.10
Life of Fund†	2.88	2.14	2.12

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.59%	5.14%	9.18%
Five Years	1.66	1.74	2.10
Life of Fund†	2.09	2.14	2.12

†	Inception Dates – Class A: 3/4/02; Class B: 3/4/02; Class C: 3/4/02

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.36%	2.11%	2.11%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.98%	2.88%	2.88%
Return After Taxes on Distributions	10.87	2.51	2.65
Return After Taxes on Distributions and Sale of Fund Shares	7.23	2.54	2.53
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.59%	1.66%	2.09%
Return After Taxes on Distributions	4.50	1.30	1.86
Return After Taxes on Distributions and Sale of Fund Shares	3.08	1.49	1.84
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.18%	2.10%	2.12%
Return After Taxes on Distributions	10.18	1.77	1.90
Return After Taxes on Distributions and Sale of Fund Shares	6.62	1.88	1.87
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	9.18%	2.10%	2.12%
Return After Taxes on Distributions	9.18	1.77	1.90
Return After Taxes on Distributions and Sale of Fund Shares	5.97	1.88	1.87
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.14%	2.11%	2.14%
Return After Taxes on Distributions	10.14	1.78	1.93
Return After Taxes on Distributions and Sale of Fund Shares	6.59	1.88	1.89
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	5.14%	1.74%	2.14%
Return After Taxes on Distributions	5.14	1.40	1.93
Return After Taxes on Distributions and Sale of Fund Shares	3.34	1.57	1.89
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.

After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,208.10	$7.90
Class B	$1,000.00	$1,203.20	$12.05
Class C	$1,000.00	$1,202.70	$12.05

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.00	$7.22
Class B	$1,000.00	$1,014.30	$11.02
Class C	$1,000.00	$1,014.30	$11.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.42% for Class A shares, 2.17% for Class B shares and 2.17% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $153,363,079)	$127,821,964
Investment in Tax-Managed Value Portfolio, at value (identified cost, $83,596,190)	116,826,558
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $66,658,384)	84,473,744
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $44,278,261)	53,422,605
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $29,249,733)	35,318,650
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $42,011,915)	46,663,213
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $31,212,714)	36,024,071
Receivable for Fund shares sold	522,012

Total assets	$501,072,817

Liabilities

Payable for Fund shares redeemed	$1,818,701
Payable to affiliates:
Investment adviser fee	51,873
Administration fee	66,589
Distribution and service fees	276,514
Trustees’ fees	42
Accrued expenses	199,856

Total liabilities	$2,413,575

Net Assets	$498,659,242

Sources of Net Assets

Paid-in capital	$534,732,986
Accumulated net realized loss from Portfolios	(88,088,628)
Accumulated undistributed net investment income	1,834,355
Net unrealized appreciation from Portfolios	50,180,529

Total	$498,659,242

Class A Shares

Net Assets	$250,371,503
Shares Outstanding	22,703,314
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.03
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.70

Class B Shares

Net Assets	$61,375,486
Shares Outstanding	5,823,337
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.54

Class C Shares

Net Assets	$186,912,253
Shares Outstanding	17,798,696
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.50

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $427,346)	$10,554,669
Interest allocated from Portfolios	82,361
Securities lending income allocated from Portfolios, net	83,296
Expenses allocated from Portfolios	(3,569,342)

Net investment income from Portfolios	$7,150,984

Expenses

Investment adviser fee	$491,051
Administration fee	696,220
Distribution and service fees
Class A	573,890
Class B	621,878
Class C	1,724,869
Trustees’ fees and expenses	500
Custodian fee	53,090
Transfer and dividend disbursing agent fees	483,548
Legal and accounting services	69,563
Printing and postage	87,328
Registration fees	60,722
Miscellaneous	20,942

Total expenses	$4,883,601

Net investment income	$2,267,383

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(65,222,909)
Foreign currency transactions	(126,600)
Capital gain distributions received	120,441

Net realized loss	$(65,229,068)

Change in unrealized appreciation (depreciation) —
Investments	$102,895,812
Foreign currency	890,033

Net change in unrealized appreciation (depreciation)	$103,785,845

Net realized and unrealized gain	$38,556,777

Net increase in net assets from operations	$40,824,160

See notes to financial statements

6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$2,267,383	$2,440,596
Net realized loss from investment and foreign currency transactions and capital gain distributions received	(65,229,068)	(39,705,645)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	103,785,845	(289,754,241)

Net increase (decrease) in net assets from operations	$40,824,160	$(327,019,290)

Distributions to shareholders —
From net investment income
Class A	$(1,356,903)	$(3,525,890)
Class B	—	(307,373)
Class C	—	(1,116,756)
From net realized gain
Class A	—	(18,733,835)
Class B	—	(7,733,495)
Class C	—	(16,106,159)

Total distributions to shareholders	$(1,356,903)	$(47,523,508)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$48,090,646	$108,627,108
Class B	4,332,602	10,055,682
Class C	34,207,297	66,054,098
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,152,422	19,167,382
Class B	—	7,018,431
Class C	—	13,632,905
Cost of shares redeemed
Class A	(84,176,234)	(81,113,575)
Class B	(19,053,766)	(21,139,440)
Class C	(57,364,107)	(54,699,083)
Net asset value of shares exchanged
Class A	6,126,460	11,264,640
Class B	(6,126,460)	(11,264,640)

Net increase (decrease) in net assets from Fund share transactions	$(72,811,140)	$67,603,508

Net decrease in net assets	$(33,343,883)	$(306,939,290)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$532,003,125	$838,942,415

At end of year	$498,659,242	$532,003,125

Accumulated undistributed net investment income included in net assets

At end of year	$1,834,355	$1,128,319

See notes to financial statements

7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$10.000	$16.900	$14.040		$12.100	$10.790

Income (Loss) From Operations

Net investment income(1)	$0.074	$0.102	$0.146	(2)	$0.053	$0.018
Net realized and unrealized gain (loss)	1.011	(6.018)	3.110		2.201	1.292

Total income (loss) from operations	$1.085	$(5.916)	$3.256		$2.254	$1.310

Less Distributions

From net investment income	$(0.055)	$(0.156)	$—		$—	$—
From net realized gain	—	(0.828)	(0.396)		(0.314)	—

Total distributions	$(0.055)	$(0.984)	$(0.396)		$(0.314)	$—

Net asset value — End of year	$11.030	$10.000	$16.900		$14.040	$12.100

Total Return(3)	10.98%	(37.07)%	23.71%		18.96%	12.14%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$250,372	$258,039	$374,979		$247,710	$169,704
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.44%	1.36%	1.35%		1.40%	1.43	%(6)
Net investment income	0.78%	0.72%	0.96	%(2)	0.41%	0.15%
Portfolio Turnover of Tax-Managed Growth Portfolio	3%	1%	2%		1%	1%
Portfolio Turnover of Tax-Managed Value Portfolio	82%	84%	14%		26%	40%
Portfolio Turnover of Tax-Managed International Equity Portfolio	57%	34%	23%		25%	39%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	205%	283%	157%		181%	217%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	42%	40%	38%		55%	53%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	95%	93%	78%		99%	223%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	66%	103%	80%		49%	24%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.029 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.77%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2005).

See notes to financial statements

8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.570	$16.210	$13.570		$11.800	$10.600

Income (Loss) From Operations

Net investment income (loss)(1)	$0.022	$(0.004)	$0.029	(2)	$(0.042)	$(0.068)
Net realized and unrealized gain (loss)	0.948	(5.775)	3.007		2.126	1.268

Total income (loss) from operations	$0.970	$(5.779)	$3.036		$2.084	$1.200

Less Distributions

From net investment income	$—	$(0.033)	$—		$—	$—
From net realized gain	—	(0.828)	(0.396)		(0.314)	—

Total distributions	$—	$(0.861)	$(0.396)		$(0.314)	$—

Net asset value — End of year	$10.540	$9.570	$16.210		$13.570	$11.800

Total Return(3)	10.14%	(37.56)%	22.89%		17.98%	11.32%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$61,375	$78,618	$154,094		$139,586	$123,431
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.19%	2.11%	2.10%		2.15%	2.18	%(6)
Net investment income (loss)	0.24%	(0.03)%	0.20	%(2)	(0.33)%	(0.59)%
Portfolio Turnover of Tax-Managed Growth Portfolio	3%	1%	2%		1%	1%
Portfolio Turnover of Tax-Managed Value Portfolio	82%	84%	14%		26%	40%
Portfolio Turnover of Tax-Managed International Equity Portfolio	57%	34%	23%		25%	39%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	205%	283%	157%		181%	217%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	42%	40%	38%		55%	53%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	95%	93%	78%		99%	223%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	66%	103%	80%		49%	24%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.01%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2005).

See notes to financial statements

9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$9.530	$16.180	$13.550		$11.780	$10.580

Income (Loss) From Operations

Net investment income (loss)(1)	$0.018	$(0.004)	$0.031	(2)	$(0.043)	$(0.068)
Net realized and unrealized gain (loss)	0.952	(5.761)	2.995		2.127	1.268

Total income (loss) from operations	$0.970	$(5.765)	$3.026		$2.084	$1.200

Less Distributions

From net investment income	$—	$(0.057)	$—		$—	$—
From net realized gain	—	(0.828)	(0.396)		(0.314)	—

Total distributions	$—	$(0.885)	$(0.396)		$(0.314)	$—

Net asset value — End of year	$10.500	$9.530	$16.180		$13.550	$11.780

Total Return(3)	10.18%	(37.60)%	22.85%		18.01%	11.34%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$186,912	$195,347	$309,869		$214,009	$158,138
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.19%	2.11%	2.10%		2.15%	2.18	%(6)
Net investment income (loss)	0.20%	(0.03)%	0.21	%(2)	(0.34)%	(0.59)%
Portfolio Turnover of Tax-Managed Growth Portfolio	3%	1%	2%		1%	1%
Portfolio Turnover of Tax-Managed Value Portfolio	82%	84%	14%		26%	40%
Portfolio Turnover of Tax-Managed International Equity Portfolio	57%	34%	23%		25%	39%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	205%	283%	157%		181%	217%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	42%	40%	38%		55%	53%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	95%	93%	78%		99%	223%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	66%	103%	80%		49%	24%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.02%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended October 31, 2005).

See notes to financial statements

10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio, (1.4%, 7.1%, 43.6%, 42.0%, 50.8%, 28.6% and 53.3%, respectively, at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant

11

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income tax is necessary. The Fund also seeks to avoid payment of federal excise tax.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $85,333,125 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($29,926,991) and October 31, 2017 ($55,406,134).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net

12

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$1,356,903	$10,144,465
Long-term capital gains	$—	$37,379,043

During the year ended October 31, 2009, accumulated net realized loss was decreased by $209,065, accumulated undistributed net investment income was decreased by $204,444 and paid-in capital was decreased by $4,621 due to non-deductible expenses and differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), investments in passive foreign investment companies and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,950,942
Capital loss carryforward	$(85,333,125)
Net unrealized appreciation	$47,308,439

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in partnerships and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million, 0.75% from $500 million but less than $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $3,711,615, of which $3,220,564 was allocated from the Portfolios and $491,051 was paid or accrued directly by the Fund. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.80% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $696,220.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $29,552 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $78,493 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $573,890 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by

13

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $466,408 and $1,293,652 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,943,000 and $12,701,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $155,470 and $431,217 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $20,000, $115,000 and $34,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$264,054	$14,311,037
Tax-Managed Value Portfolio	1,003,839	17,092,441
Tax-Managed International Equity Portfolio	3,299,192	25,710,448
Tax-Managed Multi-Cap Growth Portfolio	1,376,885	12,710,935
Tax-Managed Mid-Cap Core Portfolio	455	14,064,398
Tax-Managed Small-Cap Portfolio	965,236	1,050,568
Tax-Managed Small-Cap Value Portfolio	965,235	1,683,259

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	5,245,826	7,819,508
Issued to shareholders electing to receive payments of distributions in Fund shares	128,619	1,236,605
Redemptions	(9,154,682)	(6,240,374)
Exchange from Class B shares	668,930	812,485

Net increase (decrease)	(3,111,307)	3,628,224

	Year Ended October 31,
Class B	2009	2008

Sales	487,653	731,197
Issued to shareholders electing to receive payments of distributions in Fund shares	—	470,089
Redemptions	(2,184,655)	(1,643,773)
Exchange to Class A shares	(697,939)	(846,624)

Net decrease	(2,394,941)	(1,289,111)

	Year Ended October 31,
Class C	2009	2008

Sales	3,861,784	4,869,453
Issued to shareholders electing to receive payments of distributions in Fund shares	—	916,190
Redemptions	(6,557,665)	(4,445,059)

Net increase (decrease)	(2,695,881)	1,340,584

14

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2009 and October 31, 2008, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 22, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Equity Asset Allocation Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2009

16

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $10,399,166, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

18

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of Tax-Managed Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio), Tax-Managed Small-Cap Value Portfolio and Tax-Managed Value Portfolio (the “Portfolios”), the portfolios in which the Fund invests, each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. In addition, the Contract Review Committee concluded that each of the investment sub-advisory agreements between BMR and Atlanta Capital Management Company, LLC (“Atlanta Capital”), with respect to Tax-Managed Mid-Cap Core Portfolio, between BMR and Eagle Global Advisors, L.L.C. (“Eagle”), with respect to Tax-Managed International Equity Portfolio, and between BMR and Fox Asset Management LLC (“Fox”), with respect to Tax-Managed Small-Cap Value Portfolio, including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle, Fox and Atlanta Capital are referred to herein as the “Sub-advisers.” Fox and Atlanta Capital are affiliates of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreement of each relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-adviser and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR’s and the Sub-advisers’ management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board specifically noted BMR’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

19

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also reviewed the compliance programs of Eaton Vance Management and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that with respect to two of the underlying Portfolios, the Adviser had agreed to waive fees and/or pay expenses of the Portfolios in an additional amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to BMR or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Eagle’s profitability in managing the Tax-Managed International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

20

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

21

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

22

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

23

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

24

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1299-12/09	TMEAASRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE DIVERSIFIED INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Diversified Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Jeffrey A. Rawlins, CFA
Co-Portfolio Manager
Dan R. Strelow, CFA
Co-Portfolio Manager
Economic and Market Conditions
•   The year ending October 31, 2009, closed with economic data showing a modest rebound in global economic fundamentals. For the markets, this rebound was a welcome change after witnessing a freefall in world economic output for the first two quarters of this period, followed by a slowdown in the pace of economic deterioration in the subsequent quarter. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.
•   In the aftermath of the Lehman Brothers collapse in late 2008, with credit markets at a virtual standstill and global economic activity in decline, prices on riskier assets remained depressed. The last three months of 2008 were marked by the outperformance of U.S. government securities, relative to other asset classes, and a strong U.S. dollar, which were viewed as safe havens amidst the economic downturn. Credit markets, however, rallied sharply in the final two quarters of this twelve month period, and currencies in both developed and emerging markets rose against the dollar.
•	Amidst historic levels of central bank and government intervention, yield spreads across virtually all fixed income markets have tightened substantially, producing extraordinary returns in the riskier credit markets during the last six months of this 12-month period. A similar return story played out in the currency markets, as the higher yielding emerging market currencies, and currencies of commodity exporting countries, outperformed during the second half of the fiscal year.

•	The high-yield bond and bank loan markets had strong performance during the period. The S&P/ LSTA Leveraged Loan Index returned 30.44% for the 12-months ending October 31, 2009, while the BofA Merrill Lynch U.S. High Yield Index returned 48.79% for the same period. Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. For bank loans, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. For high-yield bonds, credit yield spreads—the additional yield over Treasury bonds of comparable maturity—narrowed significantly, from a record level of over 2,000 (20.00%) basis points in mid-December 2008 to 760 (7.6%) as of October 31, 2009. Lower-quality securities led performance for both asset classes in 2009.
Total Return Performance
10/31/08 – 10/31/09

Class A1	24.98%
Class B1	24.22
Class C1	24.21
Class I1	1.12	*
BofA Merrill Lynch 3-Month LIBOR Index[2]	1.69
BofA Merrill Lynch U.S. High Yield Index[2]	48.79
S&P/LSTA Leveraged Loan Index[2]	30.44
Barclays Capital U.S. Intermediate Government Index[2]	6.11

*	Performance is cumulative since share class inception on 10/1/09.
See page 4 for more performance information.
Distribution/Yield Information
As of 10/31/093

	Distribution
	Rate	SEC Yield

Class A	4.86%	4.05%
Class B	4.10	3.50
Class C	4.10	3.50
Class I	5.20	5.80

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value (NAV). [2] The Fund’s benchmark changed to the BofA Merrill Lynch 3-Month LIBOR Index effective July 1, 2009, because the investment adviser believes it is more closely aligned with the Fund’s revised investment objective and policies. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. The Fund’s SEC Yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. For current yield information call 1-800-262-1122.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolios’ current or future investments and may change due to active management.

1

Eaton Vance Diversified Income Fund as of October 31, 2009

MANAGEMENT ’ S DISCUSSION OF FUND PERFORMANCE
•	The mortgage-backed securities (MBS) market benefited from government programs aimed at bolstering the economy and the housing market. One of the most significant positives for the market was the Federal Reserve’s (the Fed) purchase of MBS in the secondary market. This program, designed to sustain lower mortgage rates, started in January 2009. By the end of October, the Fed had purchased just under one trillion dollars in U.S. government agency MBS. The Fed expects to purchase a total of $1.25 trillion in MBS by the end of March 2010. For the twelve month period, MBS yield spreads over U.S. Treasuries, as represented by the BofA Merrill Lynch Mortgage Master Index tightened 70 basis points through October 31, 2009.
Management Discussion
•	The Fund’s investment objective is to seek total return. The Fund seeks to achieve its objective primarily by allocating assets among other registered investment companies managed by Eaton Vance Management or its affiliates that invest in different asset classes (the “Portfolios”). The Fund’s portfolio managers, taking market and other factors into consideration, determine the percentage of the Fund’s assets invested in each Portfolio. The Fund also has exposure to derivative instruments. The Fund also invests directly in securities or other instruments to gain exposure to sectors of the market the investment adviser believes may not be represented or are underrepresented by the Portfolios, to hedge certain Portfolio exposures and/or to otherwise manage the exposures of the Fund. The Fund’s investments may include foreign and domestic securities and other instruments, including sovereign debt, MBS, derivative instruments, corporate debt, other fixed-income securities (including taxable municipal securities) and commodities-related investments. Beginning December 14, 2009, the Fund may borrow under the Term Asset-Backed Loan Facility (TALF) program (and any other similar non-recourse loan program).

•	The Fund’s investments in all asset classes, through the Portfolios, contributed positively to its performance during the past fiscal year, as credit spreads continued their significant tightening trend in most of the major global credit markets.

•	Within the Fund’s investment in Floating Rate Portfolio—the largest Portfolio weighting as of October 31, 2009—health care, business equipment and services, and cable and satellite television were among the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion. A slight overweighting to the publishing sector, which has underperformed the overall bank loan market, detracted from performance, as did exposure to the European loan market. On the positive side, the Portfolio’s overweight to the cable and satellite television and business equipment and services industries, both of which performed well, were beneficial to its performance.

•	Although overwhelmed by the performance of the U.S. credit markets, the Fund’s foreign investments, through its investments in Global Macro Portfolio (beginning mid-July 2009), also contributed positively to its performance. Within this Portfolio, there were stand-out countries in each region. In Latin America, Brazil and Uruguay both benefited from Brazil’s economic resilience during the economic downturn. In Eastern Europe, many of the region’s bond markets benefited from the rally in relatively risky assets in the second half of the fiscal year. In Turkey, aggressive rate cuts by the central banks drove yields to historic lows. Finally, in Asia, Indonesia’s closed economy sheltered it from the economic crisis more than most of its Asian counterparts, benefiting its bonds and currency.

•	The Fund’s high-yield bond investments, through its investments in Boston Income Portfolio, posted positive returns for the period. In the first half of the year, the Portfolio’s performance lagged the index, as higher quality bonds outperformed the B-rated sector, which was an overweight in the Portfolio. However, in the second half of the year, the lagging performance was offset as riskier assets outperformed, benefiting management’s significant overweight in CCC-rated bonds, in addition to B-rated bonds.

2

Eaton Vance Diversified Income Fund as of October 31, 2009

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In Government Obligations Portfolio, the MBS portion of the Fund, the investment emphasis remained on seasoned, U.S. government agency MBS (seasoned MBS) during the entire period. Typically, seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. In the seasoned MBS market, yield spreads to U.S. Treasuries tightened by more than 140 basis points, contributing significantly to the Fund’s outperformance. Principal prepayment rates on these securities were relatively stable for the entire period, paying consistently at an annualized rate in the low teens.

•	Multi-Sector Portfolio, in which the Fund began investing in mid-July, produced steady, positive returns through the end of the period. This Portfolio was primarily invested in commercial mortgage-backed securities and investment-grade corporate bonds as of October 31, 2009, with the remainder in U.S. Treasuries and cash. In the latter months of the period, Multi-Sector Portfolio benefited from the narrowing of spreads and the rally in fixed-income markets.

3

Eaton Vance Diversified Income Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch 3-Month LIBOR Index, an unmanaged index representing a high-quality base rate for 3-month constant maturity dollar denominated deposits; the BofA Merrill Lynch U.S. High Yield Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market; the S&P/LSTA Leveraged Loan Index, an unmanaged index of U.S. dollar-denominated leveraged loans; and the Barclays Capital U.S. Intermediate Government Index, an unmanaged index of U.S. government bonds with maturities from one up to (but not including)10 years. The Fund’s benchmark changed to the BofA Merrill Lynch 3-Month LIBOR Index effective July 1, 2009, because the investment adviser believes it is more closely aligned with the Fund’s revised investment objective and policies. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the BofA Merrill Lynch 3-Month LIBOR Index, the BofA Merrill Lynch U.S. High Yield Index, the S&P/LSTA Leveraged Loan Index, and the Barclays Capital U.S. Intermediate Government Index. Class A total returns are presented at net asset value and maximum public offering price (POP). The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EADDX	EBDDX	ECDDX	EIDDX

Average Annual Total Returns (at net asset value)

One Year	24.98%	24.22%	24.21%	N.A.
Life of Fund†	4.25	3.48	3.48	1.12	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	19.03%	19.22%	23.21%	N.A.
Life of Fund†	3.22	3.16	3.48	1.12	%††

†	Inception dates: Class A: 12/7/04; Class B: 12/7/04; Class C: 12/7/04; Class I: 10/1/09.

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.09%	1.83%	1.83%	0.84%

[2]	Source: Prospectus dated 7/1/09, as supplemented.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Sources: Lipper, Inc., Morningstar Direct. Class A of the Fund commenced operations on 12/7/04.
A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 12/7/04 and Class I shares on 10/1/09 would have been valued at $11,826 ($11,648 after deduction of the applicable CDSC), $11,826 and $10,112, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. Index returns are available as of month-end only.
Portfolio Composition
Diversification by Sectors3
By net assets

[3]	As of 10/31/09. Sectors are shown as a percentage of the Fund’s net assets. See above and the Fund’s prospectus, dated July 1, 2009, for changes to the Fund’s investment strategies, effective July 1, 2009.

4

Eaton Vance Diversified Income Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Diversified Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,162.50	$6.43
Class B	$1,000.00	$1,159.60	$10.51
Class C	$1,000.00	$1,159.60	$10.51
Class I	$1,000.00	$1,011.20	$0.85

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$6.01
Class B	$1,000.00	$1,015.50	$9.80
Class C	$1,000.00	$1,015.50	$9.80
Class I	$1,000.00	$1,020.20	$5.04

*	Class I had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares and 0.99% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 31/365 for Class I (to reflect the period from commencement of operations on October 1, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class I).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares and 0.99% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolios.

5

Eaton Vance Diversified Income Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Investments in Affiliated Portfolios — 100.1%

Security	Value

Boston Income Portfolio (identified cost, $69,701,082)	$56,936,166
Floating Rate Portfolio (identified cost, $113,970,931)	101,662,717
Global Macro Portfolio (identified cost, $70,140,418)	72,070,639
Government Obligations Portfolio (identified cost, $19,210,761)	24,044,293
Multi-Sector Portfolio (identified cost, $50,489,313)	51,378,250

Total Investments in Affiliated Portfolios
(identified cost $323,512,505)	$306,092,065

Put Options Purchased — 0.1%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

S & P 500 Index	20	$1,020	12/18/09	$169,500
S & P 500 Index	20	980	12/18/09	110,000

Total Put Options Purchased
(identified cost $407,740)				$279,500

Short-Term Investments — 0.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(1)	$310	$310,260

Total Short-Term Investments
(identified cost $310,260)		$310,260

Total Investments — 100.3%
(identified cost $324,230,505)		$306,681,825

Other Assets, Less Liabilities — (0.3)%		$(977,762)

Net Assets — 100.0%		$305,704,063

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

6

Eaton Vance Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $407,740)	$279,500
Affiliated investments, at value (identified cost, $323,822,765)	306,402,325
Receivable for Fund shares sold	384,963

Total assets	$307,066,788

Liabilities

Payable for Fund shares redeemed	$770,183
Distributions payable	252,641
Payable to affiliates:
Distribution and service fees	170,134
Trustees’ fees	41
Accrued expenses	169,726

Total liabilities	$1,362,725

Net Assets	$305,704,063

Sources of Net Assets

Paid-in capital	$350,776,664
Accumulated net realized loss from Portfolios	(28,596,204)
Accumulated undistributed net investment income	1,072,283
Net unrealized depreciation from Portfolios	(17,548,680)

Total	$305,704,063

Class A Shares

Net Assets	$139,217,218
Shares Outstanding	15,657,699
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.89
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$9.33

Class B Shares

Net Assets	$31,637,287
Shares Outstanding	3,560,616
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.89

Class C Shares

Net Assets	$133,596,291
Shares Outstanding	15,034,470
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.89

Class I Shares

Net Assets	$1,253,267
Shares Outstanding	141,001
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.89

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest and other income allocated from affiliated investments	$20,243,245
Dividends allocated from affiliated investments	33,400
Expenses allocated from affiliated investments	(1,952,313)

Net investment income from Portfolios	$18,324,332

Expenses

Distribution and service fees
Class A	$320,433
Class B	287,755
Class C	1,208,853
Trustees’ fees and expenses	500
Custodian fee	156,645
Transfer and dividend disbursing agent fees	227,119
Legal and accounting services	43,161
Printing and postage	120,229
Registration fees	60,365
Miscellaneous	11,210

Total expenses	$2,436,270

Net investment income	$15,888,062

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) allocated from affiliated Portfolios —
Investment transactions	$(11,155,225)
Securities sold short	2,316
Financial futures contracts	740,021
Swap contracts	(1,159,076)
Foreign currency and forward foreign currency exchange contract transactions	(564,518)

Net realized loss	$(12,136,482)

Change in unrealized appreciation (depreciation) —
Investments	$(128,240)
Change in unrealized appreciation (depreciation) allocated from affiliated Portfolios —
Investments	57,717,503
Securities sold short	(28,512)
Financial futures contracts	222,689
Swap contracts	511,410
Written options	13,591
Foreign currency and forward foreign currency exchange contracts	(65,962)

Net change in unrealized appreciation (depreciation)	$58,242,479

Net realized and unrealized gain	$46,105,997

Net increase in net assets from operations	$61,994,059

See notes to financial statements

7

Eaton Vance Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$15,888,062	$22,171,487
Net realized loss from investment transactions, securities sold short, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(12,136,482)	(6,433,655)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	58,242,479	(71,432,534)

Net increase (decrease) in net assets from operations	$61,994,059	$(55,694,702)

Distributions to shareholders —
From net investment income
Class A	$(8,475,603)	$(11,703,356)
Class B	(1,686,888)	(2,104,477)
Class C	(7,078,698)	(9,312,164)
Class I	(1,034)	—
Tax return of capital
Class A	—	(655,719)
Class B	—	(117,910)
Class C	—	(521,744)

Total distributions to shareholders	$(17,242,223)	$(24,415,370)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$39,959,054	$41,804,108
Class B	4,825,586	5,591,106
Class C	17,351,071	22,114,622
Class I	1,253,488	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,050,804	8,684,367
Class B	1,105,428	1,470,718
Class C	5,068,515	6,916,474
Cost of shares redeemed
Class A	(55,496,567)	(85,120,914)
Class B	(7,562,529)	(9,470,658)
Class C	(28,903,305)	(55,925,060)

Net decrease in net assets from Fund share transactions	$(16,348,455)	$(63,935,237)

Net increase (decrease) in net assets	$28,403,381	$(144,045,309)

Net Assets

At beginning of year	$277,300,682	$421,345,991

At end of year	$305,704,063	$277,300,682

Accumulated undistributed net investment income included in net assets

At end of year	$1,072,283	$74,993

See notes to financial statements

8

Eaton Vance Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D
Financial Highlights

	Class A

	Year Ended October 31,
						Period Ended
	2009		2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$7.600		$9.630	$9.770	$9.760	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.485		$0.568	$0.593	$0.561	$0.430
Net realized and unrealized gain (loss)	1.328		(1.977)	(0.095)	0.086	(0.108)

Total income (loss) from operations	$1.813		$(1.409)	$0.498	$0.647	$0.322

Less Distributions

From net investment income	$(0.523)		$(0.588)	$(0.638)	$(0.637)	$(0.562)
Tax return of capital	—		(0.033)	—	—	—

Total distributions	$(0.523)		$(0.621)	$(0.638)	$(0.637)	$(0.562)

Net asset value — End of period	$8.890		$7.600	$9.630	$9.770	$9.760

Total Return(3)	24.98%		(15.48)%	5.22%	6.84%	3.29	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$139,217		$128,030	$200,163	$144,830	$86,858
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.17%		1.14%	1.10%	1.09%	1.17	%(7)(8)
Net investment income	6.12%		6.22%	6.08%	5.75%	4.84	%(7)
Portfolio Turnover of Boston Income Portfolio	74%		54%	84%	68%	71	%(9)
Portfolio Turnover of Floating Rate Portfolio	35%		7%	61%	50%	57	%(9)
Portfolio Turnover of Global Macro Portfolio	25%		N.A.	N.A.	N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	28%		19%	23%	2%	30	%(9)
Portfolio Turnover of Multi-Sector Portfolio	31	%(10)	—	—	—	—

(1)	For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(9)	For the Portfolio’s year ended October 31, 2005.

(10)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

9

Eaton Vance Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,
						Period Ended
	2009		2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$7.590		$9.620	$9.760	$9.750	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.426		$0.500	$0.520	$0.488	$0.365
Net realized and unrealized gain (loss)	1.337		(1.977)	(0.095)	0.085	(0.120)

Total income (loss) from operations	$1.763		$(1.477)	$0.425	$0.573	$0.245

Less Distributions

From net investment income	$(0.463)		$(0.524)	$(0.565)	$(0.563)	$(0.495)
Tax return of capital	—		(0.029)	—	—	—

Total distributions	$(0.463)		$(0.553)	$(0.565)	$(0.563)	$(0.495)

Net asset value — End of period	$8.890		$7.590	$9.620	$9.760	$9.750

Total Return(3)	24.22%		(16.13)%	4.44%	6.05%	2.49	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$31,637		$28,616	$38,986	$31,827	$21,926
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.93%		1.88%	1.85%	1.84%	1.92	%(7)(8)
Net investment income	5.38%		5.48%	5.35%	5.01%	4.11	%(7)
Portfolio Turnover of Boston Income Portfolio	74%		54%	84%	68%	71	%(9)
Portfolio Turnover of Floating Rate Portfolio	35%		7%	61%	50%	57	%(9)
Portfolio Turnover of Global Macro Portfolio	25%		N.A.	N.A.	N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	28%		19%	23%	2%	30	%(9)
Portfolio Turnover of Multi-Sector Portfolio	31	%(10)	—	—	—	—

(1)	For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(9)	For the Portfolio’s year ended October 31, 2005.

(10)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

10

Eaton Vance Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
						Period Ended
	2009		2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$7.590		$9.620	$9.770	$9.750	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.426		$0.500	$0.520	$0.489	$0.362
Net realized and unrealized gain (loss)	1.337		(1.978)	(0.105)	0.095	(0.117)

Total income (loss) from operations	$1.763		$(1.478)	$0.415	$0.584	$0.245

Less Distributions

From net investment income	$(0.463)		$(0.523)	$(0.565)	$(0.564)	$(0.495)
From net realized gain	—		(0.029)	—	—	—

Total distributions	$(0.463)		$(0.552)	$(0.565)	$(0.564)	$(0.495)

Net asset value — End of period	$8.890		$7.590	$9.620	$9.770	$9.750

Total Return(3)	24.21%		(16.13)%	4.33%	6.16%	2.49	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$133,596		$120,654	$182,197	$135,880	$89,806
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.93%		1.88%	1.85%	1.84%	1.92	%(7)(8)
Net investment income	5.37%		5.48%	5.34%	5.02%	4.08	%(7)
Portfolio Turnover of Boston Income Portfolio	74%		54%	84%	68%	71	%(9)
Portfolio Turnover of Floating Rate Portfolio	35%		7%	61%	50%	57	%(9)
Portfolio Turnover of Global Macro Portfolio	25%		N.A.	N.A.	N.A.	N.A.
Portfolio Turnover of Government Obligations Portfolio	28%		19%	23%	2%	30	%(9)
Portfolio Turnover of Multi-Sector Portfolio	31	%(10)	—	—	—	—

(1)	For the period from the start of business, December 7, 2004, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	The investment adviser waived a portion of its adviser fee and the administrator subsidized certain operating expenses (equal to 0.03%).

(9)	For the Portfolio’s fiscal year ended October 31, 2005.

(10)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

11

Eaton Vance Diversified Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$8.830

Income (Loss) From Operations

Net investment income(2)	$0.027
Net realized and unrealized gain	0.071

Total income from operations	$0.098

Less Distributions

From net investment income	$(0.038)

Total distributions	$(0.038)

Net asset value — End of period	$8.890

Total Return(3)	1.12	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,253
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.99	%(7)
Net investment income	7.29	%(7)
Portfolio Turnover of Boston Income Portfolio	74	%(8)
Portfolio Turnover of Floating Rate Portfolio	35	%(8)
Portfolio Turnover of Global Macro Portfolio	25	%(8)
Portfolio Turnover of Government Obligations Portfolio	28	%(8)
Portfolio Turnover of Multi-Sector Portfolio	31	%(9)

(1)	For the period from commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

(9)	For the period from the Portfolio’s start of business, July 16, 2009, to October 31, 2009.

See notes to financial statements

12

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Diversified Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charges. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. Prior to July 1, 2009, the Fund’s objective was to provide a high level of current income with a secondary objective of capital appreciation to the extent consistent with its primary objective of high current income. The Fund currently pursues its objective by investing substantially all of its investable assets in interests in the following five portfolios managed by Eaton Vance Management (EVM) or its affiliates: Boston Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, Government Obligations Portfolio and Multi-Sector Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Boston Income Portfolio, Floating Rate Portfolio, Global Macro Portfolio, Government Obligations Portfolio and Multi-Sector Portfolio (2.4%, 2.4%, 5.5%, 2.5% and 99.8%, respectively, at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — The valuation policies common to the Portfolios are as follows:

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-

13

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

valued securities. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolios’ forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolios in a manner that most fairly reflects the security’s value, or the amount that the Portfolios might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

Additional valuation policies for Global Macro Portfolio and Government Obligations Portfolio are as follows: Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less, that are non-U.S. dollar denominated, are typically valued by a pricing service or dealer quotes.

Additional valuation policies for Boston Income Portfolio and Floating Rate Portfolio are as follows: Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Fund based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Fund. At times, the fair value of a Senior Loan determined by the portfolio managers of

14

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Fund. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

In addition to investing in the Portfolios, the Fund may also invest directly in securities. The valuation policies of the Fund are consistent with the valuation policies of the Portfolios.

The Portfolios and the Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of EVM. Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund. Interest income on direct investments in securities is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $27,767,877 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2013 ($1,151,435), October 31, 2014 ($1,054,697), October 31, 2015 ($1,377,385), October 31, 2016 ($15,304,398) and October 31, 2017 ($8,879,962).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put

15

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$17,242,223	$23,119,997
Tax return of capital	$—	$1,295,373

During the year ended October 31, 2009, accumulated net realized loss was decreased by $2,866,323, accumulated undistributed net investment income was increased by $2,351,451 and paid-in capital was decreased by $5,217,774 due to differences between book and tax accounting, primarily for foreign currency gain (loss), premium amortization, swap contracts, paydown gain (loss), defaulted bonds and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Ordinary income	$1,574,356
Capital loss carryforward	$(27,767,877)
Net unrealized depreciation	$(18,626,439)
Other temporary differences	$(252,641)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, defaulted bond interest, futures contracts, foreign currency gain (loss), premium amortization, swap contracts, paydown gain (loss), mixed straddles and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios) and administering the business affairs of the Fund. EVM does not receive a fee for serving as the Fund’s investment adviser and administrator. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2009, the Fund’s allocated portion of the investment adviser fees paid by the Portfolios was 0.62% of the Fund’s average daily net assets and amounted to $1,710,287.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $11,871 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $37,682 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its

16

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $320,433 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $215,816 and $906,640 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,439,000 and $12,076,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $71,939 and $302,213 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $1,000, $105,000 and $10,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Boston Income Portfolio	$16,819,624	$82,175,515
Floating Rate Portfolio	10,867,193	25,796,536
Global Macro Portfolio	70,297,716	1,000,000
Government Obligations Portfolio	22,548,766	98,988,951
Multi-Sector Portfolio	50,069,113	—

7   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$325,308,264

Gross unrealized appreciation	$0
Gross unrealized depreciation	(18,626,439)

Net unrealized depreciation	$(18,626,439)

8   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of

17

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	5,054,177	4,532,622
Issued to shareholders electing to receive payments of distributions in Fund shares	766,172	958,445
Redemptions	(7,013,187)	(9,423,479)

Net decrease	(1,192,838)	(3,932,412)

	Year Ended October 31,
Class B	2009	2008

Sales	619,430	611,246
Issued to shareholders electing to receive payments of distributions in Fund shares	140,314	162,815
Redemptions	(968,447)	(1,056,020)

Net decrease	(208,703)	(281,959)

	Year Ended October 31,
Class C	2009	2008

Sales	2,198,049	2,398,942
Issued to shareholders electing to receive payments of distributions in Fund shares	643,017	764,924
Redemptions	(3,698,163)	(6,204,529)

Net decrease	(857,097)	(3,040,663)

	Period Ended
Class I	October 31, 2009(1)

Sales	141,001

Net increase	141,001

(1)	Class I commenced operations on October 1, 2009.

9   Financial Instruments

The Fund adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Fund is subject to equity price risk in the normal course of pursuing its investment objective. The Fund generally intends to purchase index put options below the current value of the index to reduce the Fund’s exposure to market risk and volatility. In buying index put options, the Fund in effect, acquires protection against decline in the value of the applicable index below the exercise price in exchange for the option premium paid.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at October 31, 2009 was as follows:

Fair Value
	Asset	Liability
Derivative	Derivatives	Derivatives

Purchased options	$279,500(1)	$–

(1)	Statement of Assets and Liabilities location: Unaffiliated investments, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income	Income

Purchased options	$—	$(128,240	)(1)

(1)	Statement of Operations location: Change in unrealized appreciation (depreciation) — Investments

The average number of purchased option contracts outstanding during the six months ended October 31, 2009 was 12.

18

Eaton Vance Diversified Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

10   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Investments in Affiliated Portfolios	$306,092,065	$—	$—	$306,092,065
Put Options Purchased	279,500	—	—	279,500
Short-Term Investments	310,260	—	—	310,260

Total Investments	$306,681,825	$—	$—	$306,681,825

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

19

Eaton Vance Diversified Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Diversified
Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Diversified Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and the period from the start of business, December 7, 2004, to October 31, 2005, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Diversified Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

20

Eaton Vance Diversified Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income.

Qualified Dividend Income.  The Fund designates $32,687, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

21

Eaton Vance Diversified Income Fund as of October 31, 2009

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

Number of Shares
For	Against	Abstain

15,185,553	1,607,970	2,290,443

22

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

23

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Diversified Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the continuance and/or initial approval of the investment advisory agreements of Boston Income Portfolio, Floating Rate Portfolio, Government Obligations Portfolio, Multi-Sector Portfolio, Global Macro Portfolio, Investment Grade Income Portfolio, Emerging Markets Local Income Portfolio, Investment Portfolio, Cash Management Portfolio, High Income Opportunities Portfolio and International Income Portfolio, the portfolios in which the Fund is authorized to invest (the “Portfolios”), each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios and is also authorized to cause the Fund to make direct investments in the same type of securities in which the Portfolios are authorized to invest.

The Board considered EVM and BMR’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide, or will provide, portfolio management, investment research, and similar services to the Portfolios. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted, or expected to be devoted, to the Fund and the Portfolios by senior management. In addition, the Board considered recent adjustments in the Fund’s investment policies designed to reflect changes in the fixed income markets for the Fund’s securities, including recommendations made by the Adviser throughout the year. The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

24

Eaton Vance Diversified Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one and three-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund directly or indirectly through its pro rata share of the expenses of each Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees, including administrative fees, and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser does not receive an advisory fee for direct investments made on behalf of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized or projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized or expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of certain Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund and the Portfolios. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolios, the structure of the Portfolio advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolios to continue to share such benefits equitably.

25

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Boston Income Portfolio (BIP), Cash Management Portfolio (CMP), Emerging Markets Local Income Portfolio (EMLIP), Floating Rate Portfolio (FRP), Global Macro Portfolio (GMP), Government Obligations Portfolio (GOP), High Income Opportunities Portfolio (HIOP), International Income Portfolio (IIP), Investment Grade Income Portfolio (IGIP), Investment Portfolio (IP) and Multi-Sector Portfolio (MSP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee of the Trust and all Portfolios except MSP since 2007, of MSP since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust, BIP, CMP, FRP, GMP, HIOP, IGIP and IP since 2005, of EMLIP and IIP since 2007 and of MSP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Of the Trust and all the Portfolios except MSP since 2007 and of MSP since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust, BIP, CMP, FRP, GMP, HIOP, IGIP and IP since 2003, of EMLIP and IIP since 2007 and of MSP since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust, BIP, CMP, FRP, GMP, HIOP, IGIP and IP since 2003, of EMLIP and IIP since 2007 and of MSP since 2009	Professor of Law, Georgetown University Law Center.	176	None

26

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Helen Frame Peters 3/22/48	Trustee	Of the Trust and all the Portfolios except MSP since 2008 and of MSP since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Of the Trust and all the Portfolios except MSP since 2007 and of MSP since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Of the Trust, CMP, GMP, GOP and HIOP since 1998; of FRP and IGIP since 2000; of BIP since 2001; of IP since 2002; of EMLIP and IIP since 2007; and of MSP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board of the Trust and all the Portfolios except MSP since 2007 and of MSP since 2009; Trustee of the Trust and BIP, CMP, FRP, GMP, HIOP, IGIP and IP since 2005; of EMLIP and IIP since 2007; and of MSP since 2009	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust, EMLIP, GMP and IIP	Vice President of the Trust since 2008 and of EMLIP, GMP and IIP since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust, EMLIP, GMP and IIP	Vice President of the Trust since 2008 and of EMLIP, GMP and IIP since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

27

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of BIP and HIOP	Vice President of HIOP since 2000 and of BIP since 2001	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust, EMLIP, GOP, IIP and IP	Of the Trust, EMLIP, IIP and IP since 2007 and of GOP since 2006	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Duke E. Laflamme 7/8/69	President of CMP and Vice President of IGIP	President of CMP since 2008, Vice President of IGIP since 2006	Vice President of EVM and BMR. Officer of 17 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust, CMP and IGIP	Of the Trust since 2006 and of CMP and IGIP since 2002	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer 91 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust and MSP	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, EMLIP, GMP, GOP, IIP and IP	Of the Trust and GMP since 2002; of EMLIP, IIP and IP since 2007; and of GOP since 1993	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust and MSP	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of MSP	Since 2009	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

28

Eaton Vance Diversified Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Mark S. Venezia 5/23/49	Vice President of the Trust and President of EMLIP, GMP, GOP, IIP and IP	Vice President of the Trust and President of EMLIP and IIP since 2007 and President of GMP, GOP and IP since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of BIP and HIOP	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005; of all the Portfolios except MSP since 2008; and of MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary of the Trust and all the Portfolios except MSP since 2007 and of MSP since 2009 and Chief Legal Officer of the Trust and all the Portfolios except MSP since 2008 and of MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust, BIP, CMP, GMP, GOP, FRP, HOP, IGIP and IP since 2004; of EMLIP and IIP since 2007; and of MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

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Investment Adviser and Administrator of
Eaton Vance Diversified Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Diversified Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2320-12/09	DISRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report October 31, 2009

EATON VANCE DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Dividend Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Aamer Khan, CFA
Co-Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, in free fall, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a tailspin. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
Judith A. Saryan, CFA
Co-Portfolio Manager
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that had the biggest losses last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

•	From March through October 2009, the broad-based Standard & Poor’s 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%. In terms of investment styles, growth stocks widely out-performed their counterparts in the value space.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund[2] lagged the Russell 1000 Value Index (the Index) for the 12 months ending October 31, 2009. This underperformance was mostly due to unfavorable sector allocation, with an under-representation versus the Index in financials and consumer discretionary detracting the most. Security selection in both these sectors detracted as well, particularly Fund holdings in the capital markets and hotels, restaurants and leisure industries.

•	Conversely, solid stock selection within the energy and materials sectors, plus an overweighting and favorable selection in the utilities sector, helped to offset some of the Fund’s relative underperformance. The strongest contribution in terms of stock selection came from the oil, gas and consumable fuels industry.

•	Consistent with the Fund’s objective of achieving total return, our primary focus is on dividend-paying stocks of companies we believe may produce attractive levels of dividend income. For example, the Fund maintained a slightly overweighted allocation to utilities and a roughly sector-neutral allocation to energy, both sectors that tend to represent significant numbers of dividend-paying stocks.
Total Return Performance
10/31/08 – 10/31/09

Class A3	0.50%
Class C3	-0.21
Class I3	0.91
Class R3	0.29
Russell 1000 Value Index[1]	4.78
Lipper Equity Income Funds Average[1]	9.29
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Dividend Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Dividend Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Beginning with the February 2009 distribution, the Fund’s monthly distribution rate was reduced from $0.063 per share to $0.044 per share. The adjustment to the monthly distribution rate reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates and, to a lesser extent, the increased costs of implementing the Fund’s dividend capture strategy. Since its inception, the Fund increased its monthly distribution rate three times and made one special distribution. As portfolio and market conditions change, the rate of distributions on the Fund’s shares may change as well.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1

By net assets

BP PLC ADR	3.1%
Diamond Offshore Drilling, Inc.	2.9
Total SA	2.5
Vodafone Group PLC	2.5
Nestle SA	2.4
Occidental Petroleum Corp.	2.4
International Business Machines Corp.	2.4
BHP Billiton, Ltd. ADR	2.2
General Dynamics Corp.	2.2
Schlumberger, Ltd.	2.1

[1]	Top 10 Holdings represented 24.7% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Dividend Income Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 11/30/05.

A $10,000 hypothetical investment at net asset value in Class C shares on 11/30/05 (commencement of operations), and Class I shares and Class R shares on 1/31/06 (commencement of operations) would have been valued at $9,019, $8,847, and $8,687, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class C	Class I	Class R
Share Class Symbol	EDIAX	EDICX	EDIIX	EDIRX

Average Annual Total Returns (at net asset value)
One Year	0.50%	-0.21%	0.91%	0.29%
Life of Fund†	-1.84	-2.60	-3.21	-3.68

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.27%	-1.13%	0.91%	0.29%
Life of Fund†	-3.31	-2.60	-3.21	-3.68

†	Inception Dates – Class A: 11/30/05; Class C: 11/30/05; Class I: 1/31/06; Class R: 1/31/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable CDSC for Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I	Class R

Expense Ratio	1.31%	2.06%	1.06%	1.56%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Dividend Income Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Dividend Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,162.90	$7.31
Class C	$1,000.00	$1,158.00	$11.37
Class I	$1,000.00	$1,164.70	$5.89
Class R	$1,000.00	$1,159.80	$8.60

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.50	$6.82
Class C	$1,000.00	$1,014.70	$10.61
Class I	$1,000.00	$1,019.80	$5.50
Class R	$1,000.00	$1,017.20	$8.03

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Class A shares, 2.09% for Class C shares, 1.08% for Class I shares and 1.58% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Dividend Income Portfolio, at value (identified cost, $358,750,259)	$390,523,618
Receivable for Fund shares sold	1,931,719

Total assets	$392,455,337

Liabilities

Payable for Fund shares redeemed	$1,089,992
Payable to affiliates:
Administration fee	51,034
Distribution and service fees	172,454
Trustees’ fees	42
Accrued expenses	145,523

Total liabilities	$1,459,045

Net Assets	$390,996,292

Sources of Net Assets

Paid-in capital	$539,489,926
Accumulated net realized loss from Portfolio	(181,463,195)
Accumulated undistributed net investment income	1,196,202
Net unrealized appreciation from Portfolio	31,773,359

Total	$390,996,292

Class A Shares

Net Assets	$237,033,622
Shares Outstanding	33,294,003
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.12
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.55

Class C Shares

Net Assets	$137,459,298
Shares Outstanding	19,423,322
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.08

Class I Shares

Net Assets	$16,221,200
Shares Outstanding	2,278,817
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.12

Class R Shares

Net Assets	$282,172
Shares Outstanding	39,648
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.12

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $3,060,443)	$28,811,525
Interest allocated from Portfolio	137,631
Expenses allocated from Portfolio	(2,416,663)

Total investment income from Portfolio	$26,532,493

Expenses

Administration fee	494,413
Distribution and service fees
Class A	506,149
Class C	1,221,556
Class R	1,197
Trustees’ fees and expenses	471
Custodian fee	44,222
Transfer and dividend disbursing agent fees	401,781
Legal and accounting services	25,301
Printing and postage	98,049
Registration fees	83,884
Miscellaneous	14,648

Total expenses	$2,891,671

Net investment income	$23,640,822

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(78,448,378)
Foreign currency transactions	175,173

Net realized loss	$(78,273,205)

Change in unrealized appreciation (depreciation) —
Investments	$65,513,537
Foreign currency	193,228

Net change in unrealized appreciation (depreciation)	$65,706,765

Net realized and unrealized loss	$(12,566,440)

Net increase in net assets from operations	$11,074,382

See notes to financial statements

5

Eaton Vance Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$23,640,822	$26,063,479
Net realized loss from investment and foreign currency transactions	(78,273,205)	(93,640,260)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	65,706,765	(60,995,015)

Net increase (decrease) in net assets from operations	$11,074,382	$(128,571,796)

Distributions to shareholders —
From net investment income
Class A	$(17,145,606)	$(12,900,418)
Class C	(9,599,559)	(8,161,326)
Class I	(401,628)	(206,228)
Class R	(18,873)	(5,417)

Total distributions to shareholders	$(27,165,666)	$(21,273,389)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$145,772,952	$131,458,191
Class C	63,160,011	72,364,440
Class I	14,639,983	3,192,722
Class R	430,999	62,242
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,200,691	8,901,288
Class C	5,401,926	4,545,425
Class I	311,528	158,831
Class R	13,716	3,862
Cost of shares redeemed
Class A	(74,399,419)	(57,747,660)
Class C	(31,981,542)	(26,066,612)
Class I	(813,737)	(2,258,800)
Class R	(232,183)	(34,227)

Net increase in net assets from Fund share transactions	$134,504,925	$134,579,702

Net increase (decrease) in net assets	$118,413,641	$(15,265,483)

Net Assets

At beginning of year	$272,582,651	$287,848,134

At end of year	$390,996,292	$272,582,651

Accumulated undistributed net investment income included in net assets

At end of year	$1,196,202	$4,643,766

See notes to financial statements

6

Eaton Vance Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.720	$12.640	$11.410	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.508	$0.923	$0.729	$1.401
Net realized and unrealized gain (loss)	(0.523)	(5.087)	1.282	0.487

Total income (loss) from operations	$(0.015)	$(4.164)	$2.011	$1.888

Less Distributions

From net investment income	$(0.585)	$(0.756)	$(0.781)	$(0.478)

Total distributions	$(0.585)	$(0.756)	$(0.781)	$(0.478)

Net asset value — End of period	$7.120	$7.720	$12.640	$11.410

Total Return(3)	0.50%	(34.35)%	18.18%	19.26	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$237,034	$161,744	$166,609	$29,586
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.33%	1.31%	1.36%	1.41	%(6)(7)
Expenses after custodian fee reduction(5)	1.33%	1.31%	1.36%	1.40	%(6)(7)
Net investment income	7.49%	8.72%	6.00%	14.04	%(6)(7)
Portfolio Turnover of the Portfolio	177%	256%	87%	170	%(4)(8)
Portfolio Turnover of the Fund	—	—	—	35	%(4)(9)

(1)	For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006). Absent this subsidy, total return would have been lower.

(8)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(9)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

7

Eaton Vance Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.680	$12.580	$11.360	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.446	$0.837	$0.644	$1.322
Net realized and unrealized gain (loss)	(0.509)	(5.061)	1.270	0.470

Total income (loss) from operations	$(0.063)	$(4.224)	$1.914	$1.792

Less Distributions

From net investment income	$(0.537)	$(0.676)	$(0.694)	$(0.432)

Total distributions	$(0.537)	$(0.676)	$(0.694)	$(0.432)

Net asset value — End of period	$7.080	$7.680	$12.580	$11.360

Total Return(3)	(0.21)%	(34.86)%	17.31%	18.25	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$137,459	$108,613	$118,841	$23,105
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	2.08%	2.06%	2.11%	2.16	%(6)(7)
Expenses after custodian fee reduction(5)	2.08%	2.06%	2.11%	2.15	%(6)(7)
Net investment income	6.61%	7.94%	5.33%	13.27	%(6)(7)
Portfolio Turnover of the Portfolio	177%	256%	87%	170	%(4)(8)
Portfolio Turnover of the Fund	—	—	—	35	%(4)(9)

(1)	For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006). Absent this subsidy, total return would have been lower.

(8)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(9)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

8

Eaton Vance Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.710	$12.640	$11.410	$10.610

Income (Loss) From Operations

Net investment income(2)	$0.527	$0.977	$0.831	$1.912
Net realized and unrealized gain (loss)	(0.513)	(5.125)	1.209	(0.614	)(3)

Total income (loss) from operations	$0.014	$(4.148)	$2.040	$1.298

Less Distributions

From net investment income	$(0.604)	$(0.782)	$(0.810)	$(0.498)

Total distributions	$(0.604)	$(0.782)	$(0.810)	$(0.498)

Net asset value — End of period	$7.120	$7.710	$12.640	$11.410

Total Return(4)	0.91%	(34.28)%	18.45%	12.62	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,221	$2,155	$2,317	$1,098
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.08%	1.06%	1.11%	1.16	%(7)(8)
Expenses after custodian fee reduction(6)	1.08%	1.06%	1.11%	1.15	%(7)(8)
Net investment income	7.59%	9.20%	6.87%	25.28	%(7)(8)
Portfolio Turnover of the Portfolio	177%	256%	87%	170	%(5)(9)
Portfolio Turnover of the Fund	—	—	—	35	%(5)(10)

(1)	For the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006). Absent this subsidy, total return would have been lower.

(9)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(10)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

9

Eaton Vance Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.720	$12.660	$11.400	$10.610

Income (Loss) From Operations

Net investment income(2)	$0.528	$0.847	$0.788	$1.162
Net realized and unrealized gain (loss)	(0.557)	(5.057)	1.222	0.090

Total income (loss) from operations	$(0.029)	$(4.210)	$2.010	$1.252

Less Distributions

From net investment income	$(0.571)	$(0.730)	$(0.750)	$(0.462)

Total distributions	$(0.571)	$(0.730)	$(0.750)	$(0.462)

Net asset value — End of period	$7.120	$7.720	$12.660	$11.400

Total Return(3)	0.29%	(34.63)%	18.15%	12.15	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$282	$71	$81	$28
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(5)	1.58%	1.56%	1.61%	1.66	%(6)(7)
Expenses after custodian fee reduction(5)	1.58%	1.56%	1.61%	1.65	%(6)(7)
Net investment income	7.88%	8.05%	6.51%	14.30	%(6)(7)
Portfolio Turnover of the Portfolio	177%	256%	87%	170	%(4)(8)
Portfolio Turnover of the Fund	—	—	—	35	%(4)(9)

(1)	For the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006). Absent this subsidy, total return would have been lower.

(8)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(9)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

10

Eaton Vance Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Dividend Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.7% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $173,940,044 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,311,256), October 31, 2015 ($8,547,018), October 31, 2016 ($89,543,701) and October 31, 2017 ($74,538,069).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$27,165,666	$21,273,389

During the year ended October 31, 2009, accumulated net realized loss was increased by $77,280 and accumulated undistributed net investment income was increased by $77,280 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITS). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,196,202
Capital loss carryforward	$(173,940,044)
Net unrealized appreciation	$24,250,208

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $494,413. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $19,030 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $194,998 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

12

Eaton Vance Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $506,149 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2009, the Fund paid or accrued to EVD $916,167 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $11,343,000.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2009, the Fund paid or accrued to EVD $599, representing 0.25% of the average daily net assets of Class R shares.

The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $305,389 and $598 for Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $40,000 and $28,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $177,216,723 and $71,208,754, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,

Class A	2009	2008

Sales	21,465,959	12,654,295
Issued to shareholders electing to receive payments of distributions in Fund shares	1,796,280	861,638
Redemptions	(10,931,998)	(5,731,544)

Net increase	12,330,241	7,784,389

	Year Ended October 31,

Class C	2009	2008

Sales	9,267,293	6,923,696
Issued to shareholders electing to receive payments of distributions in Fund shares	799,660	442,114
Redemptions	(4,794,263)	(2,661,168)

Net increase	5,272,690	4,704,642

13

Eaton Vance Dividend Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,

Class I	2009	2008

Sales	2,077,838	294,565
Issued to shareholders electing to receive payments of distributions in Fund shares	44,723	15,405
Redemptions	(123,107)	(213,957)

Net increase	1,999,454	96,013

	Year Ended October 31,

Class R	2009	2008

Sales	63,019	6,028
Issued to shareholders electing to receive payments of distributions in Fund shares	2,037	377
Redemptions	(34,557)	(3,636)

Net increase	30,499	2,769

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance Dividend Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Dividend
Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, November 30, 2005, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Dividend Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, November 30, 2005, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2009

15

Eaton Vance Dividend Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income — The Fund designates $17,913,419 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction — Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 11.46% qualifies for the corporate dividends received deduction.

16

Dividend Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 94.5%

Security	Shares	Value

Aerospace & Defense — 2.2%

General Dynamics Corp.	140,000	$8,778,000

		$8,778,000

Capital Markets — 4.3%

Bank of New York Mellon Corp. (The)	135,000	$3,599,100
Goldman Sachs Group, Inc.	50,000	8,508,500
Northern Trust Corp.	110,000	5,527,500

		$17,635,100

Commercial Banks — 5.3%

Banco Santander Brasil SA(1)	150,000	$1,779,000
HSBC Holdings PLC ADR	150,000	8,308,500
PNC Financial Services Group, Inc.	91,000	4,453,540
U.S. Bancorp	312,907	7,265,701

		$21,806,741

Computers & Peripherals — 4.5%

Hewlett-Packard Co.	180,000	$8,542,800
International Business Machines Corp.	79,781	9,622,386

		$18,165,186

Construction & Engineering — 3.0%

Bouygues SA	75,000	$3,531,921
Fluor Corp.	32,000	1,421,440
Vinci SA	140,000	7,306,328

		$12,259,689

Diversified Telecommunication Services — 7.9%

AT&T, Inc.	312,530	$8,022,645
CenturyTel, Inc.	206,004	6,686,890
France Telecom SA	310,000	7,681,423
Verizon Communications, Inc.	201,109	5,950,815
Windstream Corp.	420,000	4,048,800

		$32,390,573

Energy Equipment & Services — 5.0%

Diamond Offshore Drilling, Inc.	123,000	$11,715,750
Schlumberger, Ltd.	140,559	8,742,770

		$20,458,520

Food & Staples Retailing — 3.7%

CVS Caremark Corp.	210,000	$7,413,000
Wal-Mart Stores, Inc.	152,800	7,591,104

		$15,004,104

Food Products — 2.4%

Nestle SA	214,587	$9,978,630

		$9,978,630

Health Care Equipment & Supplies — 1.6%

Covidien PLC	152,400	$6,419,088

		$6,419,088

Hotels, Restaurants & Leisure — 2.0%

McDonald’s Corp.	136,400	$7,994,404

		$7,994,404

Household Durables — 1.5%

Whirlpool Corp.	83,000	$5,941,970

		$5,941,970

Household Products — 0.9%

Procter & Gamble Co.	65,000	$3,770,000

		$3,770,000

Insurance — 8.7%

Lincoln National Corp.	165,000	$3,931,950
MetLife, Inc.	240,000	8,167,200
Prudential Financial, Inc.	185,000	8,367,550
Travelers Companies, Inc. (The)	166,692	8,299,595
Zurich Financial Services AG	30,000	6,869,774

		$35,636,069

Media — 1.0%

Walt Disney Co. (The)	150,000	$4,105,500

		$4,105,500

Metals & Mining — 2.2%

BHP Billiton, Ltd. ADR	135,000	$8,853,300

		$8,853,300

See notes to financial statements

17

Dividend Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities — 4.0%

CMS Energy Corp.	275,000	$3,657,500
GDF Suez	206,000	8,612,335
PG&E Corp.	100,000	4,089,000

		$16,358,835

Multiline Retail — 2.8%

JC Penney Co., Inc.	115,000	$3,809,950
Target Corp.	158,817	7,691,507

		$11,501,457

Oil, Gas & Consumable Fuels — 12.9%

BP PLC ADR	225,000	$12,739,500
Chevron Corp.	53,300	4,079,582
ENI SpA	335,000	8,296,873
Exxon Mobil Corp.	53,529	3,836,424
Hess Corp.	65,000	3,558,100
Occidental Petroleum Corp.	131,160	9,952,421
Total SA	173,000	10,352,372

		$52,815,272

Personal Products — 1.2%

Avon Products, Inc.	150,000	$4,807,500

		$4,807,500

Pharmaceuticals — 6.9%

Abbott Laboratories	158,000	$7,990,060
Johnson & Johnson	116,785	6,896,154
Merck & Co., Inc.	51,967	1,607,340
Novartis AG ADR	84,000	4,363,800
Pfizer, Inc.	100,000	1,703,000
Schering-Plough Corp.	200,000	5,640,000

		$28,200,354

Real Estate Investment Trusts (REITs) — 1.2%

Annaly Capital Management, Inc.	300,000	$5,073,000

		$5,073,000

Road & Rail — 2.6%

Canadian Pacific Railway, Ltd.	150,000	$6,466,500
Union Pacific Corp.	75,000	4,135,500

		$10,602,000

Semiconductors & Semiconductor Equipment — 1.0%

Analog Devices, Inc.	156,348	$4,007,199

		$4,007,199

Specialty Retail — 1.1%

Buckle, Inc. (The)	145,000	$4,351,450

		$4,351,450

Tobacco — 2.1%

Philip Morris International, Inc.	182,845	$8,659,539

		$8,659,539

Wireless Telecommunication Services — 2.5%

Vodafone Group PLC	4,600,000	$10,137,603

		$10,137,603

Total Common Stocks
(identified cost $351,844,856)		$385,711,083

Short-Term Investments — 5.2%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$21,361	$21,360,772

Total Short-Term Investments
(identified cost $21,360,772)		$21,360,772

Total Investments — 99.7%
(identified cost $373,205,628)		$407,071,855

Other Assets, Less Liabilities — 0.3%		$1,127,828

Net Assets — 100.0%		$408,199,683

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

18

Dividend Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	81.4%	$332,525,596
France	9.2	37,484,379
Switzerland	4.1	16,848,404
United Kingdom	2.5	10,137,603
Italy	2.0	8,296,873
Brazil	0.5	1,779,000

Total Investments	99.7%	$407,071,855

See notes to financial statements

19

Dividend Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $351,844,856)	$385,711,083
Affiliated investment, at value (identified cost, $21,360,772)	21,360,772
Dividends receivable	2,342,174
Tax reclaims receivable	1,305,064

Total assets	$410,719,093

Liabilities

Payable for investments purchased	$2,163,498
Payable to affiliates:
Investment adviser fee	231,237
Trustees’ fees	1,243
Accrued expenses	123,432

Total liabilities	$2,519,410

Net Assets applicable to investors’ interest in Portfolio	$408,199,683

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$374,308,490
Net unrealized appreciation	33,891,193

Total	$408,199,683

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $3,213,740)	$30,257,928
Interest income allocated from affiliated investment	145,428
Expenses allocated from affiliated investment	(89,406)

Total investment income	$30,313,950

Expenses

Investment adviser fee	$2,155,706
Trustees’ fees and expenses	15,571
Custodian fee	230,432
Legal and accounting services	36,525
Miscellaneous	13,416

Total expenses	$2,451,650

Deduct —
Reduction of custodian fee	24

Total expense reductions	$24

Net expenses	$2,451,626

Net investment income	$27,862,324

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(83,044,315)
Foreign currency transactions	182,171

Net realized loss	$(82,862,144)

Change in unrealized appreciation (depreciation) —
Investments	$68,741,901
Foreign currency	203,299

Net change in unrealized appreciation (depreciation)	$68,945,200

Net realized and unrealized loss	$(13,916,944)

Net increase in net assets from operations	$13,945,380

See notes to financial statements

20

Dividend Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$27,862,324	$31,095,800
Net realized loss from investment and foreign currency transactions	(82,862,144)	(99,988,068)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	68,945,200	(67,002,672)

Net increase (decrease) in net assets from operations	$13,945,380	$(135,894,940)

Capital transactions —
Contributions	$179,918,700	$210,949,684
Withdrawals	(75,467,439)	(101,490,492)

Net increase in net assets from capital transactions	$104,451,261	$109,459,192

Net increase (decrease) in net assets	$118,396,641	$(26,435,748)

Net Assets

At beginning of year	$289,803,042	$316,238,790

At end of year	$408,199,683	$289,803,042

See notes to financial statements

21

Dividend Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.73%	0.75%	0.76%	0.88	%(3)
Net investment income	8.04%	9.27%	6.77%	15.44	%(3)
Portfolio Turnover	177%	256%	87%	170	%(4)

Total Return	1.11%	(33.97)%	18.88%	10.33	%(4)

Net assets, end of period (000’s omitted)	$408,200	$289,803	$316,239	$74,638

(1)	For the period from the start of business, March 24, 2006, to October 31, 2006.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

22

Dividend Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Dividend Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Dividend Income Fund held a 95.7% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or

23

Dividend Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $2,240,814 of which $85,108 was allocated from Cash Management and $2,155,706 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.65% of the Portfolio’s average daily net assets.

24

Dividend Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

During the year ended October 31, 2009, BMR reimbursed the Portfolio $3,417 for a trading error incurred. The effect of the loss incurred and the reimbursement by BMR of such amount had no impact on total return.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $700,522,488 and $577,591,525, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$380,491,420

Gross unrealized appreciation	$33,244,069
Gross unrealized depreciation	(6,663,634)

Net unrealized appreciation	$26,580,435

The net unrealized appreciation on foreign currency transactions at October 31, 2009 on a federal income tax basis was $24,966.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

25

Dividend Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Consumer Discretionary	$33,894,781	$—	$—	$33,894,781
Consumer Staples	32,241,143	9,978,630	—	42,219,773
Energy	54,624,547	18,649,245	—	73,273,792
Financials	73,281,136	6,869,774	—	80,150,910
Health Care	34,619,442	—	—	34,619,442
Industrials	20,801,440	10,838,249	—	31,639,689
Information Technology	22,172,385	—	—	22,172,385
Materials	8,853,300	—	—	8,853,300
Telecommunication Services	24,709,150	17,819,026	—	42,528,176
Utilities	7,746,500	8,612,335	—	16,358,835

Total Common Stocks	$312,943,824	$72,767,259*	$—	$385,711,083
Short-Term Investments	21,360,772	—	—	21,360,772

Total Investments	$334,304,596	$72,767,259	$—	$407,071,855

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 18, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

26

Dividend Income Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Dividend Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Dividend Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and the period from the start of business, March 24, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Dividend Income Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and the period from the start of business, March 24, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2009

27

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Income Portfolio (the “Portfolio”), the Portfolio in which Eaton Vance Dividend Income Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

29

Eaton Vance Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate longer term performance of the Fund.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Portfolio’s management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund and the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the Portfolio advisory fee, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Dividend Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Vice President of the Trust since 2005 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Vice President of the Trust since 2003 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

32

Eaton Vance Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Dividend Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investing Services
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Dividend Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2634-12/09	DIVISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Mark S. Venezia, CFA
Co-Portfolio Manager
•	The year ending October 31, 2009, closed with economic data showing a modest rebound in global economic fundamentals. For the markets, this rebound was a welcome change after witnessing a freefall in world economic output for the first two quarters of this period, followed by a slowdown in the pace of economic deterioration in the subsequent quarter. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.
•	In the aftermath of the Lehman Brothers collapse in late 2008, with credit markets at a virtual standstill and global economic activity in decline, prices on riskier assets remained depressed. The last three months of 2008 were marked by the outperformance of U.S. government securities, relative to other asset classes, and a strong U.S. dollar, which were viewed as safe havens amidst the economic downturn. Credit markets, however, rallied sharply in the final two quarters of this twelve month period, and currencies in both developed and emerging markets rose against the dollar.

•	Amidst historic levels of central bank and government intervention, yield spreads across virtually all fixed income markets have tightened substantially, producing extraordinary returns in the riskier credit markets during the last six months of this 12 month period. A similar return story played out in the currency markets, as the higher yielding emerging market currencies, and currencies of commodity exporting countries, outperformed during the second half of the fiscal year.
Management Discussion
•	The Fund[1] seeks to provide total return by investing primarily in securities denominated in currencies of emerging market countries, fixed-income instruments issued by emerging market entities or sovereigns, and/or derivative instruments denominated in or based on the currencies, interest rates or issues of emerging market countries.
•	During the fiscal year ending October 31, 2009, the Fund had strong returns but under-performed its benchmark, the JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged) (the “Index”).[2] The Fund’s performance was primarily driven by its shorter duration relative to its benchmark in Eastern Europe and Asia.

John R. Baur
Co-Portfolio Manager

Michael A. Cirami, CFA
Co-Portfolio Manager
•	In Eastern Europe, the Fund’s underweight duration positions in Hungary, Poland, and Turkey detracted from its performance. This region’s bonds benefited from the rally in relatively risky assets in the second half of the fiscal year. Turkey also benefited from aggressive rate cuts by the central bank, resulting in bond yields at historical lows. Elsewhere in Europe, the Fund’s non-benchmark long exposure to credit in Iceland contributed positively to performance. While the previous year saw Icelandic banks collapse under the weight of a falling currency and large foreign debt, Iceland made strides in 2009 toward economic stability.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Total Return Performance
10/31/08 – 10/31/09

Class A3	30.05%
JPMorgan Government Bond Index —
Emerging Market Global Diversified (Unhedged)[2]	32.34

See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Emerging Markets Local Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	Return does not include the 4.75% maximum sales charge for Class A shares. If the sales charge were deducted, the return would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In Asia, the Fund’s underperformance was primarily driven by an underweight duration position in Indonesia. Due in part to a closed economy, Indonesia was sheltered from the economic downturn more than most of its Asian counterparts. Additionally Indonesia benefited as political stability was reinforced when President Yudhoyono was overwhelmingly reelected.

•	The Fund’s investments in the African region also detracted from its performance relative to the benchmark. The Fund’s underweight position in South Africa was the primary driver, as riskier assets rallied. South Africa also benefited from the recent rise in commodity prices and from fears being allayed that the new president would enact more protectionist policies coming into office. Although minimal, the Fund’s relative performance benefited from its position in Egyptian Treasury Bills as the Egyptian currency appreciated reflecting lower inflation and better-than-expected growth rates.

•	In Latin America, the underperformance versus the Index was modest. Underperformance due to an underweight in Colombian duration was significantly offset by the Fund’s non-benchmark position in Uruguay. Uruguay, an exporter to Brazil, not only benefited from Brazil’s resilience to the global crisis but also from its own growth momentum, as its economy avoided recession.

•	The Fund’s duration increased slightly during the year to 4.54 years at October 31, 2009 from 4.25 years at October 31, 2008. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/09. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2

By total net assets

Poland	11.5%
Turkey	11.4
Brazil	11.3
Mexico	11.1
Malaysia	10.4
Thailand	10.1
Indonesia	10.0
Hungary	9.6
South Africa	7.5
Colombia	4.6
Russia	3.2
Egypt	3.1
Lebanon	2.5
Chile	2.1
Peru	2.1
India	2.0
Norway	1.0
South Korea	0.8
China	0.7
Zambia	0.7
Ukraine	0.7
Uruguay	0.6
Serbia	0.5
Australia	0.5
Ghana	0.4
Sweden	0.2
United Arab Emirates	0.2
Iceland	0.1
Costa Rica	0.1
Sri Lanka	0.0
Japan	-0.2
Kazakhstan	-0.6
Euro	-3.2

[2]	Currency Positions reflect the Portfolio’s investments as of 10/31/09. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/09, Foreign Long Derivatives were 69.4%; Other Foreign Short Derivatives were 6.8%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to the implicit leverage created by derivatives.

2

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged), an unmanaged broad-based index that currently comprises the local currency, fixed rate coupon issues of 13 markets greater than 1-year in maturity. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged). Class A total returns are presented at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A
Share Class Symbol	EEIAX

Average Annual Total Returns (at net asset value)
One Year	30.05%
Life of Fund†	9.75

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	23.91%
Life of Fund†	7.49

†        Inception Date — Class A: 6/27/07.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A

Gross Expense Ratio	5.88%
Net Expense Ratio	1.25

[2]	Source: Prospectus dated 3/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 6/27/07. Index data is available as of month end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Emerging Markets Local Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,185.40	$6.89	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, the expenses would be higher.

4

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $5,554,970)	$5,316,274
Receivable for Fund shares sold	12,941
Receivable from affiliate	13,017
Other assets	101

Total assets	$5,342,333

Liabilities

Payable for Fund shares redeemed	$5,066
Distributions payable	10,508
Payable to affiliates:
Distribution and service fees	1,181
Trustees’ fees	42
Accrued expenses	34,837

Total liabilities	$51,634

Net Assets	$5,290,699

Sources of Net Assets

Paid-in capital	$6,002,724
Accumulated net realized loss from Portfolio	(515,167)
Accumulated undistributed net investment income	41,838
Net unrealized depreciation from Portfolio	(238,696)

Total	$5,290,699

Class A Shares

Net Assets	$5,290,699
Shares Outstanding	536,968
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.85
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.34

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $4,301)	$146,303
Expenses allocated from Portfolio	(20,402)

Total investment income from Portfolio	$125,901

Expenses

Distribution and service fees	$6,600
Trustees’ fees and expenses	502
Custodian fee	22,096
Transfer and dividend disbursing agent fees	2,970
Legal and accounting services	19,492
Printing and postage	19,891
Registration fees	22,245
Miscellaneous	7,341

Total expenses	$101,137

Deduct —
Allocation of expenses to affiliate	$93,944

Total expense reductions	$93,944

Net expenses	$7,193

Net investment income	$118,708

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(220,393)
Financial futures contracts	(380)
Swap contracts	2,883
Foreign currency and forward foreign currency exchange contract transactions	203,584

Net realized loss	$(14,306)

Change in unrealized appreciation (depreciation) —
Investments	$484,499
Financial futures contracts	(894)
Swap contracts	21,054
Written options	458
Foreign currency and forward foreign currency exchange contracts	(71,341)

Net change in unrealized appreciation (depreciation)	$433,776

Net realized and unrealized gain	$419,470

Net increase in net assets from operations	$538,178

See notes to financial statements

5

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$118,708	$76,050
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(14,306)	(355,353)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	433,776	(672,871)

Net increase (decrease) in net assets from operations	$538,178	$(952,174)

Distributions to shareholders —
From net investment income	$(189,242)	$(109,042)
From net realized gain	—	(384)
Tax return of capital	—	(36,996)

Total distributions to shareholders	$(189,242)	$(146,422)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$3,737,172	$9,023,270
Net asset value of shares issued to shareholders in payment of distributions declared	83,956	60,153
Cost of shares redeemed	(408,172)	(6,466,890)

Net increase in net assets from Fund share transactions	$3,412,956	$2,616,533

Net increase in net assets	$3,761,892	$1,517,937

Net Assets

At beginning of year	$1,528,807	$10,870

At end of year	$5,290,699	$1,528,807

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$41,838	$(8,083)

See notes to financial statements

6

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$8.280	$10.770	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.487	$0.475	$0.165
Net realized and unrealized gain (loss)	1.864	(1.727)	0.732

Total income (loss) from operations	$2.351	$(1.252)	$0.897

Less Distributions

From net investment income	$(0.781)	$(0.640)	$(0.259)
From net realized gain	—	(0.381)	—
Tax return of capital	—	(0.217)	—

Total distributions	$(0.781)	$(1.238)	$(0.259)

Capital contribution from administrator(2)	$—	$—	$0.132

Net asset value — End of period	$9.850	$8.280	$10.770

Total Return(3)	30.05%	(13.38)%	10.44	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,291	$1,529	$11
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.25%	1.25%	1.25	%(9)
Net investment income	5.37%	4.73%	4.67	%(9)
Portfolio Turnover of the Portfolio	26%	38%	2	%(5)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Absent a capital contribution by the administrator in the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.12%.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The administrator subsidized certain operating expenses (equal to 4.25%, 4.63% and 287.76% of average daily net assets for the years ended October 31, 2009 and 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

See notes to financial statements

7

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. As of October 31, 2009, the Fund offered one class of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Effective November 27, 2009, the Fund began offering Class I shares, which are sold at net asset value and are not subject to a sales charge. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (4.6% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $500,426 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($353,896) and October 31, 2017 ($146,530).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

8

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$189,242	$109,272
Long-term capital gains	$—	$154
Tax return of capital	$—	$36,996

During the year ended October 31, 2009, accumulated net realized loss was increased by $120,455 and accumulated undistributed net investment income was increased by $120,455 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$23,353
Capital loss carryforward	$(500,426)
Net unrealized depreciation	$(224,444)
Other temporary differences	$(10,508)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, foreign currency transactions, written options contracts, futures contracts, wash sales, partnership allocations and premium amortization.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On net assets of $1 billion and over that are invested in Investable Assets, the annual fee is reduced. For the year ended October 31, 2009, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.25% annually of the Fund’s average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2010. Pursuant to this agreement, EVM was allocated $93,944 of the Fund’s operating expenses for the year ended October 31, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $175 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $1,810 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

9

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $6,600 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2009, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $3,669,068 and $490,304, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	389,522	893,652
Issued to shareholders electing to receive payments of distributions in Fund shares	9,086	6,209
Redemptions	(46,327)	(716,184)

Net increase	352,281	183,677

At October 31, 2009, EVM owned 18.3% of the outstanding shares of the Fund.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

10

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Emerging Markets Local Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

11

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of the foreign tax credit.

Foreign Tax Credit.  The Fund designates a foreign tax credit of $4,301 and recognizes foreign source income of $122,698.

12

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 66.8%

		Principal
Security		Amount	U.S. $ Value

Brazil — 7.6%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	414,795	$228,174
Nota Do Tesouro Nacional, 10.00%, 1/1/10	BRL	3,775,000	2,146,398
Nota Do Tesouro Nacional, 10.00%, 1/1/11	BRL	1,425,000	805,881
Nota Do Tesouro Nacional, 10.00%, 1/1/12	BRL	3,842,000	2,115,561
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	4,310,000	2,247,995
Nota Do Tesouro Nacional, 10.00%, 1/1/17	BRL	1,975,000	967,276
Republic of Brazil, 10.25%, 1/10/28	BRL	620,000	352,833

Total Brazil (identified cost $8,051,496)			$8,864,118

Chile — 2.1%

Government of Chile, 2.10%, 9/1/15(2)	CLP	83,800,640	$151,379
Government of Chile, 3.00%, 7/1/13(3)	CLP	482,046,808	924,719
Government of Chile, 3.00%, 5/1/17(4)	CLP	649,715,263	1,222,674
Government of Chile, 5.00%, 9/1/11(5)	CLP	62,850,480	125,969

Total Chile (identified cost $2,423,248)			$2,424,741

Colombia — 3.0%

Republic of Colombia, 9.85%, 6/28/27	COP	2,200,000,000	$1,232,121
Republic of Columbia, 12.00%, 10/22/15	COP	3,700,000,000	2,242,583

Total Colombia (identified cost $2,976,872)			$3,474,704

Congo — 0.0%

Republic of Congo, 3.00%, 6/30/29	USD	109,250	$54,352

Total Congo (identified cost $42,861)			$54,352

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(6)	CRC	88,329,237	$67,098
Titulo Propiedad Ud, 1.63%, 7/13/16(7)	CRC	10,429,115	8,052

Total Costa Rica (identified cost $102,608)			$75,150

Egypt — 0.3%

Arab Republic of Egypt, 8.75%, 7/18/12(8)	EGP	1,690,000	$321,403

Total Egypt (identified cost $295,918)			$321,403

Georgia — 0.2%

Republic of Georgia, 7.50%, 4/15/13	USD	280,000	$284,200

Total Georgia (identified cost $195,048)			$284,200

Ghana — 0.3%

Ghana Government Bond, 13.00%, 8/2/10	GHS	470,000	$303,654

Total Ghana (identified cost $503,347)			$303,654

Hungary — 7.6%

Hungary Government Bond, 5.50%, 2/12/16	HUF	210,000,000	$1,025,701
Hungary Government Bond, 6.00%, 10/24/12	HUF	538,920,000	2,782,966
Hungary Government Bond, 6.00%, 11/24/23	HUF	195,000,000	928,933
Hungary Government Bond, 6.75%, 2/24/17	HUF	303,100,000	1,560,797
Hungary Government Bond, 6.75%, 11/24/17	HUF	148,000,000	761,552
Hungary Government Bond, 7.25%, 6/12/12	HUF	322,000,000	1,724,742

Total Hungary (identified cost $7,843,586)			$8,784,691

Indonesia — 7.2%

Indonesia Government, 9.00%, 9/15/13	IDR	9,800,000,000	$1,022,371
Indonesia Government, 9.00%, 9/15/18	IDR	17,700,000,000	1,749,705
Indonesia Government, 9.75%, 5/15/37	IDR	12,436,000,000	1,173,444
Indonesia Government, 10.00%, 9/15/24	IDR	22,100,000,000	2,216,908
Indonesia Government, 11.00%, 11/15/20	IDR	7,910,000,000	871,467
Indonesia Government, 11.50%, 9/15/19	IDR	12,000,000,000	1,363,275

Total Indonesia (identified cost $7,888,838)			$8,397,170

Ivory Coast — 0.0%

Ivory Coast, 4.00%, 3/31/28(9)	USD	75,000	$44,962

Total Ivory Coast (identified cost $27,721)			$44,962

Macedonia — 0.3%

Republic of Macedonia, 4.625%, 12/8/15	EUR	280,000	$360,332

Total Macedonia (identified cost $240,491)			$360,332

See notes to financial statements

13

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	U.S. $ Value

Malaysia — 9.7%

Malaysian Government, 3.74%, 2/27/15	MYR	13,350,000	$3,878,178
Malaysian Government, 3.76%, 4/28/11	MYR	10,900,000	3,258,897
Malaysian Government, 4.24%, 2/7/18	MYR	13,900,000	4,087,655

Total Malaysia (identified cost $11,158,211)			$11,224,730

Mexico — 3.4%

Government of Mexico, 10.00%, 12/5/24	MXN	29,210,000	$2,544,088
Government of Mexico, 10.00%, 11/20/36	MXN	16,370,000	1,416,346

Total Mexico (identified cost $4,290,032)			$3,960,434

Peru — 2.1%

Republic of Peru, 6.90%, 8/12/37(8)	PEN	2,367,000	$899,923
Republic of Peru, 7.84%, 8/12/20	PEN	1,000,000	402,535
Republic of Peru, 8.60%, 8/12/17	PEN	2,605,000	1,107,952

Total Peru (identified cost $2,125,496)			$2,410,410

Poland — 3.6%

Poland Government Bond, 3.00%, 8/24/16(10)	PLN	1,507,766	$498,271
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	690,826
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	1,178,014
Poland Government Bond, 5.75%, 9/23/22	PLN	5,420,000	1,810,981

Total Poland (identified cost $4,724,464)			$4,178,092

South Africa — 3.4%

Republic of South Africa, 6.50%, 6/2/14	USD	500,000	$547,500
Republic of South Africa, 7.25%, 1/15/20	ZAR	30,500,000	3,406,526

Total South Africa (identified cost $3,852,847)			$3,954,026

South Korea — 0.2%

Republic of South Korea, 7.125%, 4/16/19	USD	160,000	$187,698

Total South Korea (identified cost $158,541)			$187,698

Thailand — 7.5%

Bank of Thailand, 3.625%, 5/2/11	THB	22,000,000	$675,804
Kingdom of Thailand, 3.625%, 5/22/15	THB	85,000,000	2,500,333
Kingdom of Thailand, 5.125%, 3/13/18	THB	121,500,000	3,868,331
Kingdom of Thailand, 5.67%, 3/13/28	THB	49,000,000	1,637,798

Total Thailand (identified cost $8,631,675)			$8,682,266

Turkey — 7.6%

Turkey Government Bond, 9.00%, 5/21/14(11)	TRY	635,789	$504,317
Turkey Government Bond, 10.00%, 2/15/12(12)	TRY	5,672,451	4,241,367
Turkey Government Bond, 12.00%, 8/14/13(13)	TRY	4,891,409	4,112,917

Total Turkey (identified cost $7,334,080)			$8,858,601

Uruguay — 0.6%

Republic of Uruguay, 5.00%, 9/14/18(14)	UYU	13,195,046	$653,685

Total Uruguay (identified cost $570,352)			$653,685

Total Foreign Government Bonds
(identified cost $73,437,732)			$77,499,419

Foreign Corporate Bonds — 0.2%

		Principal
Security		Amount	U.S. $ Value

Kazakhstan — 0.2%

Kazkommerts International, 7.875%, 4/7/14(15)	USD	300,000	$252,750

Total Kazakhstan (identified cost $249,297)			$252,750

Total Foreign Corporate Bonds
(identified cost $249,297)			$252,750

Mortgage Pass-Throughs — 17.7%

		Principal
Security		Amount	U.S. $ Value

Federal Home Loan Mortgage Corp.:
6.50% with maturity at 2024		$5,990,464	$6,585,594
7.50% with maturity at 2034		980,773	1,104,379

			$7,689,973

Federal National Mortgage Association:
2.723% with maturity at 2035(16)(17)		1,945,334	1,995,822
4.419% with maturity at 2035(16)		1,758,392	1,829,826

See notes to financial statements

14

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	U.S. $ Value

Federal National Mortgage Association: (continued)
5.50% with maturity at 2017	$1,157,459	$1,232,418
6.00% with maturity at 2032	1,472,003	1,571,811
6.50% with maturity at 2017	1,294,190	1,369,639
7.00% with various maturities to 2033	2,728,158	3,027,194
8.50% with maturity at 2032	1,570,277	1,836,865

		$12,863,575

Total Mortgage Pass-Throughs
(identified cost $19,948,379)		$20,553,548

Currency Options Purchased — 0.0%

	Principal Amount
	of Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	U.S. $ Value

Japanese Yen Put Option	JPY	119,000	JPY	106.91	4/8/10	$873

Total Currency Options Purchased
(identified cost $20,625)						$873

Short-Term Investments — 15.0%
Foreign Government Securities — 8.5%

		Principal
Security		Amount	U.S. $ Value

Egypt — 3.3%

Egypt Treasury Bill, 0.00%, 11/3/09	EGP	3,650,000	$666,730
Egypt Treasury Bill, 0.00%, 11/10/09	EGP	200,000	36,465
Egypt Treasury Bill, 0.00%, 11/17/09	EGP	3,750,000	682,427
Egypt Treasury Bill, 0.00%, 11/24/09	EGP	1,250,000	227,046
Egypt Treasury Bill, 0.00%, 12/1/09	EGP	1,700,000	308,202
Egypt Treasury Bill, 0.00%, 12/8/09	EGP	5,900,000	1,067,633
Egypt Treasury Bill, 0.00%, 6/29/10	EGP	1,150,000	197,077
Egypt Treasury Bill, 0.00%, 8/3/10	EGP	850,000	144,315
Egypt Treasury Bill, 0.00%, 9/28/10	EGP	825,000	138,039
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	1,100,000	182,568
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	875,000	145,225

Total Egypt (identified cost $3,766,449)			$3,795,727

Iceland — 0.1%

Iceland Treasury Bill, 0.00%, 11/16/09	ISK	12,824,000	$86,441
Iceland Treasury Bill, 0.00%, 2/15/10	ISK	2,356,000	15,542
Iceland Treasury Note, 7.00%, 3/17/10	ISK	8,011,000	53,926

Total Iceland (identified cost $148,342)			$155,909

Lebanon — 2.5%

Lebanon Treasury Bill, 0.00%, 11/5/09	LBP	200,000,000	$133,068
Lebanon Treasury Bill, 0.00%, 11/19/09	LBP	192,000,000	127,510
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	104,310,000	69,075
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	109,800,000	72,711
Lebanon Treasury Bill, 0.00%, 12/24/09	LBP	165,220,000	109,309
Lebanon Treasury Bill, 0.00%, 12/31/09	LBP	173,330,000	114,565
Lebanon Treasury Bill, 0.00%, 1/7/10	LBP	168,000,000	110,932
Lebanon Treasury Bill, 0.00%, 1/21/10	LBP	115,000,000	75,776
Lebanon Treasury Bill, 0.00%, 2/4/10	LBP	229,000,000	150,556
Lebanon Treasury Bill, 0.00%, 2/18/10	LBP	168,000,000	110,189
Lebanon Treasury Bill, 0.00%, 3/4/10	LBP	68,000,000	44,488
Lebanon Treasury Bill, 0.00%, 3/18/10	LBP	733,150,000	478,378
Lebanon Treasury Bill, 0.00%, 4/1/10	LBP	365,000,000	237,495
Lebanon Treasury Bill, 0.00%, 4/15/10	LBP	449,000,000	291,297
Lebanon Treasury Bill, 0.00%, 4/29/10	LBP	770,000,000	499,167
Lebanon Treasury Bill, 0.00%, 9/23/10	LBP	184,000,000	116,128
Lebanon Treasury Bill, 0.00%, 10/21/10	LBP	334,800,000	210,309

Total Lebanon (identified cost $2,936,838)			$2,950,953

South Korea — 0.6%

Korea Monetary Stabilization Bond, 5.45%, 1/23/10	KRW	171,410,000	$146,030
Korea Monetary Stabilization Bond, 5.54%, 11/14/09	KRW	385,730,000	326,630
Korea Monetary Treasury Bond, 4.75%, 12/10/09	KRW	225,760,000	191,466

Total South Korea (identified cost $641,197)			$664,126

Sri Lanka — 2.0%

Sri Lanka Government Bond, 15.50%, 1/15/10	LKR	27,600,000	$243,471
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	27,800,000	241,768
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	76,740,000	667,384
Sri Lanka Treasury Bill, 0.00%, 1/8/10	LKR	39,400,000	337,611
Sri Lanka Treasury Bill, 0.00%, 1/15/10	LKR	50,800,000	434,557

See notes to financial statements

15

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	U.S. $ Value

Sri Lanka (continued)

Sri Lanka Treasury Bill, 0.00%, 2/5/10	LKR	47,330,000	$402,870

Total Sri Lanka (identified cost $2,320,811)			$2,327,661

Total Foreign Government Securities
(identified cost $9,813,637)			$9,894,376

Repurchase Agreements(18) — 4.3%

		Principal
		Amount
Description		(000’s omitted)	U.S. $ Value

Barclays Bank PLC:
Dated 9/16/09, with an interest rate of 0.85%, collateralized by Costa Rica Government Bond with an interest rate of 9.995%, a maturity date of 8/1/20 and a market value of $1,309,710.		$1,287	$1,286,788
Dated 10/16/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 9.25%, a maturity date of 5/7/28 and a market value of $3,784,757.		3,674	3,674,422

Total Repurchase Agreements
(identified cost $4,961,210)			$4,961,210

Other Securities — 2.2%

		Interest
Description		(000’s omitted)	U.S. $ Value

Cash Management Portfolio, 0.00%(19)		$2,559	$2,559,317

Total Other Securities
(identified cost $2,559,317)			$2,559,317

Total Short-Term Investments
(identified cost $17,334,164)			$17,414,903

Total Investments — 99.7%
(identified cost $110,990,197)			$115,721,493

Currency Options Written — 0.0%

	Principal Amount
	of Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	U.S. $ Value

Japanese Yen Call Option	JPY 170,000	JPY	76.3	4/8/10	$(8,895)

Total Currency Options Written (Premiums received $21,790)					$(8,895)

Other Assets, Less Liabilities — 0.3%					$327,265

Net Assets — 100.0%					$116,039,863

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BRL - Brazilian Real

CLP - Chilean Peso

COP - Colombian Peso

CRC - Costa Rican Colon

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lanka Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian New Sol

PLN - Polish Zloty

THB - Thai Baht

TRY - New Turkish Lira

USD - United State Dollar

UYU - Uruguayan Peso

ZAR - South African Rand

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the IPCA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 224,000 and current face is BRL 414,795.

(2)	Bond pays a 2.10% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 83,732,080 and the current face is CLP 83,800,640.

(3)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 481,652,430 and the current face is CLP 482,046,808.

See notes to financial statements

16

Emerging Markets Local Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(4)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 649,183,710 and the current face is CLP 649,715,263.

(5)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 62,821,350 and the current face is CLP 62,850,480.

(6)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 72,100,000 and current face is CRC 88,329,237.

(7)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 8,100,000 and current face is CRC 10,429,115.

(8)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $1,221,326 or 1.1% of the Portfolio’s net assets.

(9)	Currently the issuer is in default with respect to interest payments.

(10)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Poland Inflation Indexed CPI. The original face is PLN 1,315,000 and the current face is PLN 1,507,766.

(11)	Bond pays a 9.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 630,000 and current face is TRY 635,789.

(12)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 4,668,000 and the current face is TRY 5,672,451.

(13)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 4,634,000 and the current face is TRY 4,891,409.

(14)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 10,440,000 and the current face is UYU 13,195,046.

(15)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(16)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2009.

(17)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(18)	Open repurchase agreement with no specific maturity date. Either party may terminate the agreement upon demand.

(19)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

17

Emerging Markets Local Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $108,430,880)	$113,162,176
Affiliated investment, at value (identified cost, $2,559,317)	2,559,317
Foreign currency, at value (identified cost, $296,401)	288,652
Interest receivable	1,541,124
Cash held by broker for open financial futures contracts	13,043
Receivable for open forward foreign currency exchange contracts	332,320
Receivable for closed forward foreign currency exchange contracts	99,484
Receivable for open swap contracts	391,518
Receivable for closed swap contracts	14,741
Receivable for closed options	55,031
Premium paid on open swap contracts	43,664

Total assets	$118,501,070

Liabilities

Payable for investments purchased	$781,535
Payable for variation margin on open financial futures contracts	4,867
Payable for open forward foreign currency exchange contracts	1,045,316
Payable for closed forward foreign currency exchange contracts	2,811
Payable for open swap contracts	450,833
Written options outstanding, at value (premiums received, $21,790)	8,895
Payable to affiliates:
Investment adviser fee	63,782
Trustees’ fees	343
Accrued expenses	102,825

Total liabilities	$2,461,207

Net Assets applicable to investors’ interest in Portfolio	$116,039,863

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$112,062,297
Net unrealized appreciation	3,977,566

Total	$116,039,863

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest (net of foreign taxes, $146,208)	$5,247,743
Interest allocated from affiliated investment	51,499
Expenses allocated from affiliated investment	(33,144)

Total investment income	$5,266,098

Expenses

Investment adviser fee	$488,695
Trustees’ fees and expenses	3,921
Custodian fee	141,571
Legal and accounting services	58,019
Miscellaneous	4,154

Total expenses	$696,360

Deduct —
Reduction of custodian fee	$15

Total expense reductions	$15

Net expenses	$696,345

Net investment income	$4,569,753

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,263,906)
Financial futures contracts	(5,651)
Swap contracts	42,101
Foreign currency and forward foreign currency exchange contract transactions	7,162,950

Net realized gain	$4,935,494

Change in unrealized appreciation (depreciation) —
Investments	$13,624,676
Financial futures contracts	(35,063)
Swap contracts	356,383
Written options	12,895
Foreign currency and forward foreign currency exchange contracts	(1,591,135)

Net change in unrealized appreciation (depreciation)	$12,367,756

Net realized and unrealized gain	$17,303,250

Net increase in net assets from operations	$21,873,003

See notes to financial statements

18

Emerging Markets Local Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$4,569,753	$3,690,109
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	4,935,494	(3,152,077)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contacts	12,367,756	(10,955,617)

Net increase (decrease) in net assets from operations	$21,873,003	$(10,417,585)

Capital transactions —
Contributions	$34,727,341	$26,776,677
Withdrawals	(1,397,348)	(11,334,998)

Net increase in net assets from capital transactions	$33,329,993	$15,441,679

Net increase in net assets	$55,202,996	$5,024,094

Net Assets

At beginning of year	$60,836,867	$55,812,773

At end of year	$116,039,863	$60,836,867

See notes to financial statements

19

Emerging Markets Local Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.91%	0.96%	1.13	%(3)
Net investment income	5.70%	5.51%	5.25	%(3)
Portfolio Turnover	26%	38%	2	%(4)

Total Return	30.48%	(13.13)%	10.48	%(4)

Net assets, end of period (000’s omitted)	$116,040	$60,837	$55,813

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

20

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 4.6%, 84.6% and 10.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

21

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the

22

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

23

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. Repurchase agreements are maked-to-market daily. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee

24

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

totaled $520,158 of which $31,463 was allocated from Cash Management and $488,695 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$41,672,574
U.S. Government and Agency Securities	11,967,496

$53,640,070

Sales

Investments (non-U.S. Government)	$14,691,028
U.S. Government and Agency Securities	3,097,256

$17,788,284

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$111,619,837

Gross unrealized appreciation	$5,590,687
Gross unrealized depreciation	(1,489,031)

Net unrealized appreciation	$4,101,656

The net unrealized depreciation on foreign currency, forward foreign currency exchange contracts and swap contracts at October 31, 2009 on a federal income tax basis was $1,256,920.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/6/09	Sri Lanka Rupee 27,800,000	United States Dollar 237,871	$(4,189)
11/6/09	Sri Lanka Rupee 76,740,000	United States Dollar 659,278	(8,912)
11/19/09	Malaysian Ringgit 1,993,000	United States Dollar 588,635	4,834
11/27/09	Thai Baht 84,236,000	United States Dollar 2,515,258	(3,686)
11/30/09	Euro 643,000	United States Dollar 947,698	1,485
1/8/10	Sri Lanka Rupee 11,600,000	United States Dollar 98,388	(1,926)
1/8/10	Sri Lanka Rupee 27,800,000	United States Dollar 235,693	(4,715)
1/15/10	Sri Lanka Rupee 16,000,000	United States Dollar 135,766	(2,522)
1/15/10	Sri Lanka Rupee 29,739,000	United States Dollar 252,947	(4,086)
1/15/10	Sri Lanka Rupee 34,800,000	United States Dollar 295,416	(5,360)
2/5/10	Sri Lanka Rupee 47,330,000	United States Dollar 403,323	(5,086)
7/20/10	Kazakhstan Tenge 36,814,800	United States Dollar 225,858	(15,776)
7/21/10	Kazakhstan Tenge 36,865,500	United States Dollar 227,565	(14,380)
7/23/10	Kazakhstan Tenge 38,380,000	United States Dollar 236,549	(15,291)

			$(79,610)

25

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/4/09	Indonesian Rupiah 2,095,000,000	United States Dollar 203,715	$15,619
11/5/09	Mexican Peso 12,486,000	United States Dollar 964,334	(18,817)
11/5/09	Polish Zloty 580,000	Euro 136,392	(265)
11/5/09	Polish Zloty 6,555,900	Euro 1,544,200	(6,714)
11/5/09	Russian Ruble 74,580,000	United States Dollar 2,547,566	6,753
11/5/09	Russian Ruble 6,141,000	United States Dollar 211,613	(1,287)
11/6/09	Mexican Peso 85,314,691	United States Dollar 6,404,526	55,185
11/6/09	Polish Zloty 515,600	United States Dollar 185,561	(7,376)
11/6/09	Polish Zloty 18,714,350	United States Dollar 6,642,065	(174,624)
11/9/09	Hungarian Forint 359,452,750	United States Dollar 2,024,060	(100,946)
11/9/09	Indian Rupee 14,680,000	United States Dollar 310,688	1,819
11/9/09	Indian Rupee 13,460,000	United States Dollar 288,470	(1,934)
11/10/09	Indian Rupee 21,900,300	United States Dollar 448,685	17,511
11/10/09	Indonesian Rupiah 4,560,580,000	United States Dollar 450,116	26,848
11/12/09	Russian Ruble 16,100,000	United States Dollar 549,301	1,184
11/12/09	Russian Ruble 10,200,000	United States Dollar 348,034	720
11/13/09	Australian Dollar 298,900	United States Dollar 268,612	191
11/13/09	Euro 879,333	United States Dollar 1,292,559	1,484
11/13/09	South Korean Won 357,300,000	United States Dollar 306,065	(3,883)
11/16/09	Indian Rupee 11,853,000	United States Dollar 244,392	7,871
11/16/09	Indonesian Rupiah 10,936,400,000	United States Dollar 1,149,989	(7,409)
11/16/09	Swedish Krona 1,910,000	Euro 185,094	(3,062)
11/16/09	New Turkish Lira 380,000	United States Dollar 258,820	(6,665)
11/16/09	New Turkish Lira 7,879,739	United States Dollar 5,371,328	(142,593)
11/19/09	Malaysian Ringgit 2,777,000	United States Dollar 828,584	(15,129)
11/19/09	Norwegian Krone 650,000	Euro 78,254	(1,707)
11/19/09	Zambian Kwacha 425,300,000	United States Dollar 91,897	(453)
11/20/09	Malaysian Ringgit 1,660,000	United States Dollar 494,489	(8,244)
11/23/09	Colombian Peso 3,708,271,275	United States Dollar 1,945,833	(95,090)
11/23/09	Mexican Peso 14,573,000	United States Dollar 1,124,156	(23,188)
11/23/09	Norwegian Krone 3,872,300	Euro 462,640	(5,039)
11/23/09	South African Rand 1,530,000	United States Dollar 204,271	(9,097)
11/23/09	South African Rand 18,925,167	United States Dollar 2,555,038	(140,847)
11/23/09	South African Rand 19,613,086	United States Dollar 2,648,627	(146,682)
11/25/09	Indian Rupee 9,100,000	United States Dollar 189,465	4,145
11/27/09	Thai Baht 171,664,700	United States Dollar 5,125,850	7,511
11/27/09	Thai Baht 10,840,000	United States Dollar 323,630	523
11/30/09	Australian Dollar 287,700	United States Dollar 264,851	(6,530)
11/30/09	Indonesian Rupiah 8,674,000,000	United States Dollar 894,873	9,140
11/30/09	Indonesian Rupiah 2,795,000,000	United States Dollar 293,654	(2,357)
11/30/09	Norwegian Krone 2,000,000	Euro 239,846	(4,008)
11/30/09	Serbian Dinar 17,000,000	Euro 180,659	(31)
12/2/09	Brazilian Real 7,028,000	United States Dollar 3,976,913	(10,370)
12/4/09	Indian Rupee 4,010,000	United States Dollar 85,319	(30)
12/11/09	Zambian Kwacha 507,200,000	United States Dollar 95,249	13,250
12/21/09	Indian Rupee 8,800,000	United States Dollar 192,224	(5,161)
12/21/09	Zambian Kwacha 590,000,000	United States Dollar 109,259	16,620
1/14/10	Indian Rupee 26,430,000	United States Dollar 570,596	(9,231)

26

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

1/21/10	Serbian Dinar 21,500,000	Euro 226,197	$(618)
1/27/10	Zambian Kwacha 1,046,823,800	United States Dollar 192,502	28,817
4/13/10	Ghanaian Cedi 188,250	United States Dollar 118,583	4,188
5/26/10	Zambian Kwacha 581,200,000	United States Dollar 98,242	19,675
5/27/10	Zambian Kwacha 540,750,000	United States Dollar 91,250	18,425
7/20/10	Ukraine Hryvna 2,269,900	United States Dollar 225,861	16,094
7/21/10	Ukraine Hryvna 2,253,200	United States Dollar 227,596	12,453
7/23/10	Ukraine Hryvna 2,355,400	United States Dollar 237,919	12,757
9/3/10	Ukraine Hryvna 750,000	United States Dollar 66,964	11,285
9/28/10	Zambian Kwacha 417,900,000	United States Dollar 79,373	2,003
6/15/11	Yuan Renminbi 3,800,000	United States Dollar 574,887	9,592
6/15/11	Yuan Renminbi 1,800,000	United States Dollar 272,521	4,338

			$(633,386)

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $99,484 and a payable of $2,811.

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/09	2 Euro-Bobl	Short	$(339,148)	$(340,305)	$(1,157)
12/09	2 Euro-Bund	Short	(357,006)	(358,789)	(1,783)
12/09	4 U.S. 5 Year Treasury Note	Short	(463,861)	(465,812)	(1,951)

					$(4,891)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 8.5 to 10.5 years.

Interest Rate Swaps

		Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

Barclays Bank PLC	PLN 8,000	Pay	3-month PLN WIBOR	5.42%	6/01/14	$(10,756)

Citigroup Global Markets	MXN 50,000	Pay	Mexican Interbank Deposit Rate	9.08	8/06/13	259,900

Credit Suisse	PLN 10,000	Pay	3-month PLN WIBOR	5.17	6/15/12	(3,628)

JPMorgan Chase Bank	BRL 4,252	Pay	Brazil Interbank Deposit Rate	9.67	1/03/11	(14,326)

JPMorgan Chase Bank	ZAR 36,500	Pay	3-month JIBOR	9.05	10/12/15	87,748

						$318,938

BRL - Brazilian Real
MXN - Mexican Peso
PLN - Polish Zloty
ZAR - South African Rand

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$300	5.25%	11/20/09	0.36%	$8,034

Iceland	JPMorgan Chase Bank	500	1.75	3/20/18	3.22	(45,489)

Iceland	JPMorgan Chase Bank	100	1.90	3/20/18	3.22	(8,130)

Iceland	JPMorgan Chase Bank	200	2.10	3/20/23	3.07	(15,970)

Iceland	JPMorgan Chase Bank	200	2.45	3/20/23	3.07	(9,941)

Kazakhstan	Barclays Bank PLC	300	9.75	11/20/09	0.82	14,894

						$(56,602)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$300	0.44%	12/20/13	$755

Austria	Barclays Bank PLC	200	1.42	3/20/14	(7,776)

Brazil	Barclays Bank PLC	450	1.65	9/20/19	(3,355)

Lebanon	Citigroup Global Markets	250	3.30	9/20/14	(8,193)

Lebanon	Citigroup Global Markets	200	1.00(1)	12/20/14	(1,588)

Malaysia	Bank of America	200	0.83	12/20/14	1,092

Malaysia	Barclays Bank PLC	300	2.40	3/20/14	(20,251)

Malaysia	Barclays Bank PLC	400	0.82	12/20/14	2,333

Malaysia	Citigroup Global Markets	300	2.45	3/20/14	(20,898)

27

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Philippines	Barclays Bank PLC	$300	1.84%	12/20/14	$(890)

Philippines	Citigroup Global Markets	200	1.84	12/20/14	(593)

South Africa	Bank of America	300	1.00(1)	12/20/19	(573)

South Africa	Barclays Bank PLC	300	1.00(1)	12/20/19	(2,688)

Thailand	Barclays Bank PLC	400	0.97	9/20/19	6,605

Thailand	Citigroup Global Markets	400	0.86	12/20/14	4,415

Thailand	Citigroup Global Markets	200	0.95	9/20/19	3,631

Thailand	JPMorgan Chase Bank	200	0.87	12/20/14	2,111

Turkey	Barclays Bank PLC	1,190	2.12	1/20/13	(30,123)

Turkey	Citigroup Global Markets	430	2.93	9/20/19	(27,509)

					$(103,495)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,600,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

					Net
	Notional	Expiration			Unrealized
Counterparty	Amount	Date	Portfolio Pays	Portfolio Receives	Depreciation

JPMorgan Chase Bank	$184,151	8/25/10	1-month USD- LIBOR- BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(5,990)

					$(5,990)

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate				Net
	(Currency	(Currency	Floating	Fixed	Termination	Unrealized
Counterparty	Received)	Delivered)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 169,736	$105,035	3-month USD-LIBOR-BBA	11.95%	2/15/12	$(23,605)

Citigroup Global Markets	TRY 339,968	$205,047	3-month USD-LIBOR-BBA	12.10	2/15/12	(53,202)

Citigroup Global Markets	TRY 500,316	$297,807	3-month USD-LIBOR-BBA	12.46	8/14/13	(68,098)

Credit Suisse	TRY 258,962	$149,603	3-month USD-LIBOR-BBA	12.45	2/15/12	(47,535)

JPMorgan Chase Bank	TRY 685,893	$463,128	3-month USD-LIBOR-BBA	11.20	5/21/14	(19,726)

						$(212,166)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2009 was as follows:

	Principal Amount of
	Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	—	$—
Options written	JPY 170,000	21,790

Outstanding, end of year	JPY 170,000	$21,790

JPY - Japanese Yen

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

28

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio may enter into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Portfolio may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate and cross-currency swap contracts. The Portfolio may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $651,473. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $465,692 at October 31, 2009.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty is obligated to perform under such derivatives. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $824,195, representing the fair value of such derivatives in an asset position. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $491,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2009 was as follows:

	Fair Value

Statement of Assets and			Foreign	Interest
Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$—	$873	$—
Net unrealized appreciation	—	—	—	—
Receivable for open and closed forward foreign currency exchange contracts	—	—	431,804	—
Receivable for open swap contracts	43,870	—	—	347,648

Total Asset Derivatives	$43,870	$—	$432,677	$347,648

Written options outstanding, at value	$—	$—	$(8,895)	$—
Net unrealized appreciation	—	—	—	(4,891)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(1,048,127)	—
Payable for open swap contracts	(203,967)	(5,990)	—	(240,876)

Total Liability Derivatives	$(203,967)	$(5,990)	$(1,057,022)	$(245,767)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure for the six months ended October 31, 2009 was as follows:

29

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

			Foreign	Interest
Statement of Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) –
Investment transactions	$—	$—	$—	$—
Financial futures contracts	—	—	—	(62,516)
Written options	—	—	—	—
Swap contracts	(16,456)	49,239	—	124,652
Foreign currency and forward foreign currency exchange contract transactions	—	—	5,634,119	—

Total	$(16,456)	$49,239	$5,634,119	$62,136

Change in unrealized appreciation (depreciation) –
Investments	$—	$—	$(14,572)	$—
Financial futures contracts	—	—	—	8,622
Written options	—	—	11,342	—
Swap contracts	197,504	4,221	—	(268,369)
Foreign currency and forward foreign currency exchange contracts	—	—	(827,994)	—

Total	$197,504	$4,221	$(831,244)	$(259,747)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the six months ended October 31, 2009, which are indicative of the volume of these derivative types, were approximately $2,892,000, $62,879,000 and $23,079,000, respectively. The average principal amount of purchased option contracts outstanding during the six months ended October 31, 2009 was approximately $1,268,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

30

Emerging Markets Local Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$77,499,419	$—	$77,499,419
Foreign Corporate Bonds	—	252,750	—	252,750
Mortgage Pass-Throughs	—	20,553,548	—	20,553,548
Currency Options Purchased	—	873	—	873
Short-Term Investments	2,559,317	14,855,586	—	17,414,903

Total Investments	$2,559,317	$113,162,176	$—	$115,721,493

Forward Foreign Currency Exchange Contracts	$—	$431,804	$—	$431,804
Swap Contracts	—	391,518	—	391,518

Total	$2,559,317	$113,985,498	$—	$116,544,815

Liability Description

Currency Options Written	$—	$(8,895)	$—	$(8,895)
Forward Foreign Currency Exchange Contracts	—	(1,048,127)	—	(1,048,127)
Swap Contracts	—	(450,833)	—	(450,833)
Futures Contracts	(4,891)	—	—	(4,891)

Total	$(4,891)	$(1,507,855)	$—	$(1,512,746)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Foreign	in Short-
	Government	Term
	Bonds	Investments	Total

Balance as of October 31, 2008	$356,884	$203,327	$560,211
Realized gains (losses)	—	(31,336)	(31,336)
Change in net unrealized appreciation (depreciation) *	(53,230)	9,090	(44,140)
Net purchases (sales)	—	(181,081)	(181,081)
Accrued discount (premium)	—	—	—
Net transfers to (from) Level 3	(303,654)	—	(303,654)

Balance as of October 31, 2009	$—	$—	$—

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$—	$—	$—

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

31

Emerging Markets Local Income Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Emerging
Markets Local Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Emerging Markets Local Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

32

Eaton Vance Emerging Markets Local Income Fund
Emerging Markets Local Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Emerging Markets Local Income Fund

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

	Number of Shares
For	Against	Abstain

214,295	1,520	690

Emerging Markets Local Income Portfolio

The Portfolio held a joint Special Meeting of Interestholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Portfolio may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the interestholders:

	Interest in the Portfolio
For	Against	Abstain

78%	5%	7%

Results are rounded to the nearest whole number.

33

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

34

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement for Emerging Markets Local Income Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management. The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

35

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

36

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

37

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

38

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

39

This Page Intentionally Left Blank

Investment Adviser of
Emerging Markets Local Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Local Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3040-12/09	EMISRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report October 31, 2009

EATON VANCE LARGE-CAP CORE RESEARCH FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Charles B. Gaffney
Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%.[1] In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending October 31, 2009, nine of the 10 sectors in the S&P 500 Index (the Index) registered positive absolute returns. The cyclical information technology and consumer discretionary sectors posted the strongest gains, early beneficiaries of renewed optimism that the financial crisis and economy had stabilized. Driven by an increase in infrastructure spending, the materials sector performed well, as did the consumer staples sector, as consumer confidence gradually improved. Financials was by far the worst-performing sector for the Index — the only one to record negative absolute returns.

•	The Fund posted positive returns for the year and outperformed the Index. On a sector level, financials contributed the most to the Fund’s relative performance, primarily due to an underweighting and stock selection in commercial banks. The Fund’s stock selection in multi-utilities further added to returns. Additionally, the Fund’s cash position provided a cushion in a volatile market and contributed to the Fund’s outperformance of the Index.
Total Return Performance
10/31/08 – 10/31/09

Class A2	10.32%
Class C2	-2.08	**
Class I2	10.54
S&P 500 Index[1]	9.80
Lipper Large-Cap Core Funds Average[1]	10.85

**	Performance since share class inception on 10/1/09.
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	This return does not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If the sales charge was deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

1

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Information technology was the worst-performing sector, with the Fund’s underexposure to stocks in the computers & peripherals industry restraining returns. Consumer discretionary investments also detracted from performance, in large part due to not owning an internet retailer that performed very well for the Index. However, selection in specialty retailers somewhat offset this underperformance.

•	Effective November 1, 2009, the Fund invests its assets in Large-Cap Core Research Portfolio (the Portfolio), an open-end investment company with the same objective and policies as the Fund. The Fund’s objective remains consistent: to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities, which are selected by a team of investment research analysts. In selecting and managing the Portfolio’s holdings, the team makes investment judgments primarily on the basis of fundamental research analysis, which involves consideration of the various company-specific and general business, economic and market factors that could influence the future performance of individual companies and their stocks.

•	Mr. Gaffney serves as the portfolio manager of the Fund and is responsible for the day-to-day management of the Portfolio. He has supervised the team of research analysts since 2007. Mr. Gaffney and the team meet periodically to discuss investment policy and procedures and to provide investment research for the Portfolio. Mr. Gaffney is Director of Equity Research, manages other Eaton Vance portfolios, has been an analyst of Eaton Vance for more than five years, and is a Vice President of Eaton Vance. As portfolio manager, Mr. Gaffney coordinates the allocation of Portfolio assets among the market sectors, using the weightings of the S&P 500 as a benchmark. The various equity research analysts are responsible for choosing the particular securities within their sectors or industries.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

Microsoft Corp.	3.0%
Apple, Inc.	2.5
Exxon Mobil Corp.	2.5
JPMorgan Chase & Co.	2.4
Chevron Corp.	2.2
Apache Corp.	2.2
Pfizer, Inc.	2.0
Wells Fargo & Co.	2.0
Google, Inc., Class A	1.8
United Technologies Corp.	1.8

[1]	Top 10 Holdings represented 22.4% of the Fund’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Fund’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P 500 Index, a broad-based, unmanaged market index of common stocks commonly used as a measure of U.S. stock market performance. Prior to August 26, 2005, the Fund was not actively marketed and had few shareholders. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 11/1/01.

A $10,000 hypothetical investment at net asset value in Class C shares on 10/1/09 (commencement of operations) and Class I shares on 9/3/08 (commencement of operations) would have been valued at $9,792 and $8,711, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAERX	ECERX	EIERX
Average Annual Total Returns (at net asset value)
One Year	10.32%	N.A.	10.54%
Five Years	3.48	N.A.	N.A.
Life of Fund†	3.17	-2.08%	-11.23

SEC Average Annual Total Returns (including sales charge)
One Year	3.95%	N.A.	10.54%
Five Years	2.26	N.A.	N.A.
Life of Fund†	2.41	-3.06%	-11.23

†  Inception Dates: Class A: 11/1/01; Class C: 10/1/09; Class I: 9/3/08
†† Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If the sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A shares reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent a contractual expense limitation by the adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I
Gross Expense Ratio	2.82%	3.57%	2.57%
Net Expense Ratio	1.25	2.00	1.00

[2]	Source: Prospectus dated 3/1/09, as supplemented 9/30/09. The net expense ratio reflects a contractual expense limitation that continues through 2/28/10. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Large-Cap Core Research Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,187.40	$6.89	***
Class C	$1,000.00	$979.20	$1.68	***
Class I	$1,000.00	$1,188.40	$5.52	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	***
Class C	$1,000.00	$1,015.10	$10.16	***
Class I	$1,000.00	$1,020.20	$5.09	***

*	Class C had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A and Class I (to reflect the one-half year period) and by 31/365 for Class C (to reflect the period from commencement of operations on October 1, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class C).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 2.00% for Class C shares and 1.00% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class C).

***	Absent an allocation of certain expenses to an affiliate, the expenses would be higher.

4

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.4%

Security	Shares	Value

Aerospace & Defense — 6.0%

Boeing Co. (The)	1,983	$94,787
General Dynamics Corp.	6,413	402,095
Lockheed Martin Corp.	4,742	326,202
Raytheon Co.	6,034	273,220
United Technologies Corp.	7,641	469,540

		$1,565,844

Auto Components — 0.6%

Johnson Controls, Inc.	6,292	$150,505

		$150,505

Beverages — 2.9%

Coca-Cola Co. (The)	6,695	$356,910
PepsiCo, Inc.	6,770	409,924

		$766,834

Biotechnology — 1.9%

Amgen, Inc.(1)	4,129	$221,851
Celgene Corp.(1)	2,619	133,700
Gilead Sciences, Inc.(1)	3,410	145,096

		$500,647

Capital Markets — 2.7%

Goldman Sachs Group, Inc.	2,127	$361,952
Invesco, Ltd.	4,221	89,274
Northern Trust Corp.	2,066	103,816
State Street Corp.	2,159	90,635
T. Rowe Price Group, Inc.	1,289	62,813

		$708,490

Chemicals — 2.0%

Air Products and Chemicals, Inc.	3,420	$263,784
Monsanto Co.	3,933	264,219

		$528,003

Commercial Banks — 3.3%

Fifth Third Bancorp	14,848	$132,741
PNC Financial Services Group, Inc.	4,341	212,448
Wells Fargo & Co.	18,715	515,037

		$860,226

Commercial Services & Supplies — 0.5%

Waste Management, Inc.	4,629	$138,314

		$138,314

Communications Equipment — 1.6%

QUALCOMM, Inc.	6,846	$283,493
Telefonaktiebolaget LM Ericsson ADR	12,181	126,682

		$410,175

Computers & Peripherals — 6.0%

Apple, Inc.(1)	3,451	$650,514
Hewlett-Packard Co.	9,885	469,142
International Business Machines Corp.	3,727	449,513

		$1,569,169

Consumer Finance — 0.8%

American Express Co.	3,896	$135,737
Capital One Financial Corp.	2,259	82,679

		$218,416

Diversified Financial Services — 4.6%

Bank of America Corp.	29,599	$431,553
CME Group, Inc.	482	145,858
JPMorgan Chase & Co.	14,922	623,292

		$1,200,703

Diversified Telecommunication Services — 2.2%

AT&T, Inc.	14,340	$368,108
Verizon Communications, Inc.	7,249	214,498

		$582,606

Electric Utilities — 1.5%

American Electric Power Co., Inc.	7,506	$226,831
FirstEnergy Corp.	3,896	168,619

		$395,450

Electrical Equipment — 0.3%

Emerson Electric Co.	2,159	$81,502

		$81,502

See notes to financial statements

5

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Energy Equipment & Services — 1.9%

Diamond Offshore Drilling, Inc.	1,850	$176,213
Halliburton Co.	4,657	136,031
Transocean, Ltd.(1)	2,139	179,483

		$491,727

Food & Staples Retailing — 2.9%

Costco Wholesale Corp.	2,585	$146,957
CVS Caremark Corp.	6,271	221,367
Wal-Mart Stores, Inc.	7,728	383,927

		$752,251

Food Products — 2.1%

Kellogg Co.	3,516	$181,215
Nestle SA ADR	6,313	293,681
Unilever PLC ADR	2,763	82,420

		$557,316

Health Care Equipment & Supplies — 2.3%

Baxter International, Inc.	4,192	$226,619
Boston Scientific Corp.(1)	10,440	84,773
Covidien PLC	3,163	133,226
St. Jude Medical, Inc.(1)	2,590	88,267
Zimmer Holdings, Inc.(1)	1,553	81,641

		$614,526

Health Care Providers & Services — 0.3%

Fresenius Medical Care AG & Co. KGaA ADR	1,778	$85,984

		$85,984

Hotels, Restaurants & Leisure — 1.5%

Carnival Corp.	3,102	$90,330
Marriott International, Inc., Class A	2,745	68,790
McDonald’s Corp.	4,028	236,081

		$395,201

Household Durables — 0.8%

Newell Rubbermaid, Inc.	3,712	$53,861
Whirlpool Corp.	2,036	145,757

		$199,618

Household Products — 2.4%

Colgate-Palmolive Co.	4,513	$354,857
Procter & Gamble Co.	4,855	281,590

		$636,447

Industrial Conglomerates — 1.2%

3M Co.	2,027	$149,127
General Electric Co.	11,870	169,266

		$318,393

Insurance — 2.3%

Lincoln National Corp.	7,144	$170,241
MetLife, Inc.	6,701	228,035
Prudential Financial, Inc.	4,316	195,213

		$593,489

Internet Software & Services — 1.8%

Google, Inc., Class A(1)	889	$476,611

		$476,611

IT Services — 1.8%

Accenture PLC, Class A	1,691	$62,702
Cognizant Technology Solutions Corp.(1)	1,425	55,076
MasterCard, Inc., Class A	994	217,706
Western Union Co.	7,243	131,606

		$467,090

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.(1)	2,231	$100,395

		$100,395

Machinery — 2.3%

Caterpillar, Inc.	2,912	$160,335
Danaher Corp.	1,593	108,690
Illinois Tool Works, Inc.	2,338	107,361
PACCAR, Inc.	5,831	218,138

		$594,524

Media — 1.9%

McGraw-Hill Cos., Inc. (The)	3,431	$98,744
Time Warner, Inc.	2,966	89,336
Walt Disney Co. (The)	11,196	306,435

		$494,515

See notes to financial statements

6

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Metals & Mining — 1.2%

BHP Billiton, Ltd. ADR	938	$61,514
Freeport-McMoRan Copper & Gold, Inc.	1,490	109,306
Nucor Corp.	1,553	61,887
United States Steel Corp.	2,216	76,430

		$309,137

Multi-Utilities — 2.2%

CMS Energy Corp.	14,337	$190,682
PG&E Corp.	4,794	196,027
Public Service Enterprise Group, Inc.	6,291	187,472

		$574,181

Multiline Retail — 1.8%

Kohl’s Corp.(1)	4,824	$276,029
Target Corp.	4,115	199,290

		$475,319

Oil, Gas & Consumable Fuels — 11.2%

Anadarko Petroleum Corp.	4,580	$279,059
Apache Corp.	6,108	574,885
Chevron Corp.	7,611	582,546
Exxon Mobil Corp.	8,989	644,242
Hess Corp.	5,389	294,994
Occidental Petroleum Corp.	2,980	226,122
Southwestern Energy Co.(1)	5,038	219,556
Total SA ADR	2,094	125,787

		$2,947,191

Personal Products — 0.9%

Avon Products, Inc.	7,484	$239,862

		$239,862

Pharmaceuticals — 6.1%

Abbott Laboratories	7,522	$380,388
Bristol-Myers Squibb Co.	6,134	133,721
Merck & Co., Inc.	9,940	307,444
Pfizer, Inc.	31,551	537,313
Shire PLC ADR	1,922	102,443
Teva Pharmaceutical Industries, Ltd. ADR	2,627	132,611

		$1,593,920

Real Estate Investment Trusts (REITs) — 1.2%

AvalonBay Communities, Inc.	1,174	$80,748
Boston Properties, Inc.	1,180	71,708
Equity Residential	2,847	82,221
Vornado Realty Trust	1,289	76,773

		$311,450

Semiconductors & Semiconductor Equipment — 3.8%

Analog Devices, Inc.	5,118	$131,174
Applied Materials, Inc.	10,057	122,696
ASML Holding NV	5,527	148,897
Broadcom Corp., Class A(1)	4,970	132,252
Micron Technology, Inc.(1)	24,364	165,432
NVIDIA Corp.(1)	13,525	161,759
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	13,056	124,554

		$986,764

Software — 4.5%

McAfee, Inc.(1)	2,988	$125,138
Microsoft Corp.	28,643	794,270
Oracle Corp.	12,892	272,021

		$1,191,429

Specialty Retail — 2.0%

Abercrombie & Fitch Co., Class A	1,767	$57,993
Best Buy Co., Inc.	2,522	96,290
Gap, Inc. (The)	3,573	76,247
Home Depot, Inc.	6,388	160,275
Staples, Inc.	3,107	67,422
TJX Companies, Inc. (The)	2,094	78,211

		$536,438

Textiles, Apparel & Luxury Goods — 0.4%

NIKE, Inc., Class B	1,905	$118,453

		$118,453

Tobacco — 0.5%

Philip Morris International, Inc.	2,597	$122,994

		$122,994

See notes to financial statements

7

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 0.8%

American Tower Corp., Class A(1)	5,530	$203,615

		$203,615

Total Common Stocks
(identified cost $23,952,222)		$26,065,724

Short-Term Investments — 4.4%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$1,157	$1,157,344

Total Short-Term Investments
(identified cost $1,157,344)		$1,157,344

Total Investments — 103.8%
(identified cost $25,109,566)		$27,223,068

Other Assets, Less Liabilities — (3.8)%		$(1,003,162)

Net Assets — 100.0%		$26,219,906

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

8

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $23,952,222)	$26,065,724
Affiliated investment, at value (identified cost, $1,157,344)	1,157,344
Receivable for Fund shares sold	102,869
Dividends receivable	38,123
Tax reclaims receivable	3,122
Receivable from affiliate	19,787

Total assets	$27,386,969

Liabilities

Payable for investments purchased	$134,489
Payable for Fund shares redeemed	967,081
Payable to affiliates:
Distribution and service fees	4,237
Trustees’ fees	83
Accrued expenses	61,173

Total liabilities	$1,167,063

Net Assets	$26,219,906

Sources of Net Assets

Paid-in capital	$25,455,055
Accumulated net realized loss	(1,502,696)
Accumulated undistributed net investment income	153,954
Net unrealized appreciation	2,113,593

Total	$26,219,906

Class A

Net Assets	$22,264,247
Shares Outstanding	1,973,771
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.28
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.97

Class C

Net Assets	$54,919
Shares Outstanding	4,869
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.28

Class I

Net Assets	$3,900,740
Shares Outstanding	345,414
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.29

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $7,140)	$376,020
Interest income allocated from affiliated investment	6,228
Expenses allocated from affiliated investment	(4,140)

Total investment income	$378,108

Expenses

Investment adviser fee	$107,017
Administration fee	25,494
Distribution and service fees
Class A	36,766
Class C	44
Trustees’ fees and expenses	1,168
Custodian fee	51,659
Transfer and dividend disbursing agent fees	29,842
Legal and accounting services	32,362
Printing and postage	14,094
Registration fees	52,702
Miscellaneous	10,340

Total expenses	$361,488

Deduct —
Waiver and reimbursement of expenses by an affiliate	$158,579

Total expense reductions	$158,579

Net expenses	$202,909

Net investment income	$175,199

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,207,368)
Foreign currency transactions	411

Net realized loss	$(1,206,957)

Change in unrealized appreciation (depreciation) —
Investments	$3,847,433
Foreign currency	192

Net change in unrealized appreciation (depreciation)	$3,847,625

Net realized and unrealized gain	$2,640,668

Net increase in net assets from operations	$2,815,867

See notes to financial statements

9

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$175,199	$51,829
Net realized loss from investment and foreign currency transactions	(1,206,957)	(289,400)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	3,847,625	(2,824,293)

Net increase (decrease) in net assets from operations	$2,815,867	$(3,061,864)

Distributions to shareholders —
From net investment income
Class A	$(56,960)	$(22,284)
Class I	(10,814)	—
From net realized gain
Class A	—	(169,159)

Total distributions to shareholders	$(67,774)	$(191,443)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$15,910,366	$6,916,681
Class C	81,343	—
Class I	3,249,949	1,676,440
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	49,614	187,316
Class I	9,159	—
Cost of shares redeemed
Class A	(4,464,688)	(1,910,825)
Class C	(25,000)	—
Class I	(1,171,207)	(25,400)

Net increase in net assets from Fund share transactions	$13,639,536	$6,844,212

Net increase in net assets	$16,387,629	$3,590,905

Net Assets

At beginning of year	$9,832,277	$6,241,372

At end of year	$26,219,906	$9,832,277

Accumulated undistributed net investment income included in net assets

At end of year	$153,954	$47,021

See notes to financial statements

10

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.290	$15.440	$13.370	$12.150	$10.810

Income (Loss) From Operations

Net investment income(1)	$0.102	$0.092	$0.066	$0.064	$0.041
Net realized and unrealized gain (loss)	0.948	(4.784)	2.537	1.771	1.334

Total income (loss) from operations	$1.050	$(4.692)	$2.603	$1.835	$1.375

Less Distributions

From net investment income	$(0.060)	$(0.053)	$(0.052)	$(0.021)	$(0.035)
From net realized gain	—	(0.405)	(0.481)	(0.594)	—

Total distributions	$(0.060)	$(0.458)	$(0.533)	$(0.615)	$(0.035)

Net asset value — End of year	$11.280	$10.290	$15.440	$13.370	$12.150

Total Return(2)	10.32%	(31.29)%	20.12%	15.59%	12.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,264	$8,487	$6,241	$3,075	$1,730
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income	1.00%	0.70%	0.47%	0.51%	0.35%
Portfolio Turnover	54%	76%	63%	74%	93%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93%, 1.54%, 2.10%, 3.74% and 5.70% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). Absent the waivers and subsidy, total return would have been lower.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

11

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$11.52

Income (Loss) From Operations

Net investment loss(2)	$(0.011)
Net realized and unrealized loss	(0.229)

Total loss from operations	$(0.240)

Net asset value — End of period	$11.280

Total Return(3)	(2.08	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$55
Ratios (as a percentage of average daily net assets):
Expenses (5)	2.00	%(6)
Net investment loss	(1.09	)%(6)
Portfolio Turnover	54	%(7)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% of average daily net assets for the period ended October 31, 2009). Absent the waivers and subsidy, total return would have been lower.

(6)	Annualized.

(7)	For the Fund’s year ended October 31, 2009.

See notes to financial statements

12

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008(1)

Net asset value — Beginning of period	$10.300	$13.070

Income (Loss) From Operations

Net investment income(2)	$0.120	$0.018
Net realized and unrealized gain (loss)	0.949	(2.788)

Total income (loss) from operations	$1.069	$(2.770)

Less Distributions

From net investment income	$(0.079)	$—

Total distributions	$(0.079)	$—

Net asset value — End of period	$11.290	$10.300

Total Return(3)	10.54%	(21.19	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,901	$1,345
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.00%	1.00	%(6)
Net investment income	1.16%	1.03	%(6)
Portfolio Turnover	54%	76	%(7)

(1)	For the period from the commencement of operations, September 3, 2008, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	The investment adviser waived its investment adviser fee, the administrator waived its administration fee and the investment adviser subsidized certain operating expenses (equal to 0.93% and 1.54% of average daily net assets for the year ended October 31, 2009 and the period ended October 31, 2008, respectively). Absent the waivers and subsidy, total return would have been lower.

(6)	Annualized.

(7)	For the Fund’s year ended October 31, 2008.

See notes to financial statements

13

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Large-Cap Core Research Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve long-term capital appreciation by investing in a diversified portfolio of equity securities. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to contingent deferred sales charge (Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

14

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,357,502 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($193,884) and October 31, 2017 ($1,163,618).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in

15

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$67,774	$64,853
Long-term capital gains	$—	$126,590

During the year ended October 31, 2009, accumulated net realized loss was decreased by $678, accumulated undistributed net investment income was decreased by $492, and paid-in capital was decreased by $186 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts (REITs) and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$153,794
Capital loss carryforward	$(1,357,502)
Net unrealized appreciation	$1,968,559

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $110,939 of which $3,922 was allocated from Cash Management and $107,017 was paid or accrued directly by the Fund. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the portion allocated from Cash Management was 0.65% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $25,494. EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.25%, 2.00% and 1.00% of the average daily net assets of Class A, Class C and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM waived fees and reimbursed expenses of $158,579 for the year ended October 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $575 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,201 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A and Class C (see Note 4).

During the year ended October 31, 2009, EVM reimbursed the Fund $1,898 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $36,766 for Class A shares.

16

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2009, the Fund paid or accrued to EVD $33 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares. There were no Uncovered Distribution Charges calculated under the Class C Plan at October 31, 2009.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $11 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDCS) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $22,954,015 and $8,783,675, respectively, for the year ended October 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	1,593,249	553,150
Issued to shareholders electing to receive payments of distributions in Fund shares	5,278	12,657
Redemptions	(449,207)	(145,521)

Net increase	1,149,320	420,286

	Period Ended
Class C	October 31, 2009(1)

Sales	6,997
Redemptions	(2,128)

Net increase	4,869

	Year Ended	Period Ended
Class I	October 31, 2009	October 31, 2008(2)

Sales	319,417	133,258
Issued to shareholders electing to receive payments of distributions in Fund shares	975	—
Redemptions	(105,597)	(2,639)

Net increase	214,795	130,619

(1)	Class C commenced operations on October 1, 2009.

(2)	Class I commenced operations on September 3, 2008.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$25,254,600

Gross unrealized appreciation	$2,491,933
Gross unrealized depreciation	(523,465)

Net unrealized appreciation	$1,968,468

17

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$26,065,724	$—	$—	$26,065,724

Short-Term Investments	1,157,344	—	—	1,157,344

Total Investments	$27,223,068	$—	$—	$27,223,068

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has identified the following subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Effective November 1, 2009, the Fund invested its assets in Large-Cap Core Research Portfolio (the Portfolio), a newly-created open-end investment company managed by BMR with the same investment objective and policies as the Fund. Concurrently, the Fund’s fiscal year-end changed from October 31 to December 31 to conform to the Portfolio’s year-end.

18

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Large-Cap
Core Research Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Large-Cap Core Research Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 19, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Large-Cap Core Research Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2009

19

Eaton Vance Large-Cap Core Research Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $359,594, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 97.95% qualifies for the corporate dividends received deduction.

20

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

21

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Large-Cap Core Research Fund (formerly, Eaton Vance Equity Research Fund) (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in foreign markets. Specifically, the Board considered the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

22

Eaton Vance Large-Cap Core Research Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees (including administrative fees) and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

23

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Large-Cap Core Research Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee of the Trust since 2007, Trustee of the Portfolio since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Of the Trust since 2008 and of the Portfolio since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

24

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and Trustee of the Portfolio since 2009	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Position(s)
	with the	Term of
	Trust	Office and
Name and	and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Vice President of the Trust since 2007 and of the Portfolio since 2009	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Vice President of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Martha G. Locke 6/21/52	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2009	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Dana C. Robinson 9/10/57	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

25

Eaton Vance Large-Cap Core Research Fund

MANAGEMENT AND ORGANIZATION CONT’D

Position(s)
	with the	Term of
	Trust	Office and
Name and	and the	Length of	Principal Occupation(s)
Date of Birth	Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary of the Trust since 2007 and of the Portfolio since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

26

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Investment Adviser and Administrator of
Eaton Vance Large-Cap Core Research Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Large-Cap Core Research Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1325-12/09	ERSRC

Annual Report October 31 , 2009 EATON VANCE FLOATING-RATE FUND

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE FLOATING-RATE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager
•	During the year ending October 31, 2009, global credit markets experienced unprecedented volatility in the early months of the period but staged a remarkable turnaround beginning in January 2009. In the first two months of the period, there was little doubt that a recession would bring higher default rates; but it was difficult to reconcile bank loan and high-yield bond prices with market fundamentals. By the turn of the New Year, however, the markets began to rebound as credit spreads tightened from record levels and investors returned to the credit markets.
•	The loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index) returned 46.90% for the first 10 months of 2009, the highest 10-month performance in the history of the asset class. For the fiscal year, the Index returned 30.44%.[1] Performance was driven by a combination of technical factors, which improved the market’s demand and supply picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. More significant investor flows into the high-yield bond market also contributed to the improvement in bank loans. Increased high-yield bond issuance contributed to meaningful bank loan repayments, which lowered the available supply of loans and provided cash to bank loan managers. In addition, direct crossover buying into the asset class by high-yield bond managers bolstered demand.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s2 investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.
•	The Fund’s investments included 421 borrowers in 39 industries as of October 31, 2009, with an average loan size of 0.23% of total investments, and no industry constituted more than 9.1% of total investments. Health care, business equipment and services, and cable and satellite television were among the top industry weightings. The Fund’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.
•	The Fund’s larger, higher-quality loans helped its performance in the earlier part of 2009 as these loans were the first to benefit from price recovery. However, the past six months witnessed a “junk rally,” with the market’s lowest-quality loans skyrocketing back to life. As a result, the Fund’s relative underweight to the lowest-quality loans, including second-lien loans and those rated below CCC, detracted slightly from relative performance in the second half of the period.
Total Return Performance
10/31/08 – 10/31/09

Advisers Class[3]	26.83%
Class A3	27.01
Class B3	25.96
Class C3	25.96
Class I3	27.14
S&P/LSTA Leveraged Loan Index[1]	30.44
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]	The Fund currently invests in a separate registered investment company, Floating Rate Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

1

Eaton Vance Floating-Rate Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund had a 9% exposure to European loans as of October 31, 2009. The Fund’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the credit market turmoil, we believe it offers attractive appreciation opportunity at current price levels.

•	In terms of industry sectors, a relative overweight to the cable and satellite television, leisure goods, activities and movies, and business equipment and services industries benefited relative performance. Detractors included underweights to the automotive and lodging and casino industries. The Fund’s diversification was an important risk mitigator during the fiscal year.

•	As concerns about inflation and the uncertainty of the potential interest-rate impact of historic stimulus financing persists, we believe the floating-rate asset class remains attractive, especially relative to duration-exposed fixed-income alternatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By total investments

Community Health Systems, Inc.	1.3%
UPC Broadband Holding B.V.	1.2
HCA, Inc.	1.2
Intelsat Corp.	1.2
SunGard Data Systems, Inc.	1.2
Rite Aid Corp.	1.2
Georgia-Pacific Corp.	1.2
Aramark Corp.	1.0
Nielsen Finance, LLC	1.0
Univision Communications, Inc.	1.0

[1]	Top 10 Holdings represented 11.5% of the Portfolio’s total investments as of 10/31/09.
Top Five Industries2
By total investments

Health Care	9.1%
Business Equipment and Services	7.9
Cable and Satellite Television	7.1
Publishing	6.7
Radio and Television	5.3

[2]	Industries are shown as a percentage of the Portfolio’s total investments as of 10/31/09.
Credit Quality Ratings for Total Loan Investments3
By total loan investments

Baa	1.9%
Ba	37.0
B	35.4
Ca	0.8
Caa	5.5
Defaulted	7.5
Non-Rated[4]	11.9

[3]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Portfolio’s total loan investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[4]	Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

2

Eaton Vance Floating-Rate Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Advisers
	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EABLX	EVBLX	EBBLX	ECBLX	EIBLX

Average Annual Total Returns (at net asset value)
One year	26.83%	27.01%	25.96%	25.96%	27.14%
Five years	2.43	2.45	1.68	1.68	2.69
Life of Fund†	3.01	2.89	2.24	2.25	3.28
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	26.83%	24.09%	20.96%	24.96%	27.14%
Five years	2.43	1.98	1.35	1.68	2.69
Life of Fund†	3.01	2.53	2.24	2.25	3.28

†	Inception Dates – Advisers Class: 2/7/01; Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01

1	Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Advisers Class shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Advisers Class, Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.19%	1.19%	1.94%	1.94%	0.92%

[2]	Source: Prospectus dated 3/1/09.

*	Sources: Morningstar Direct. Class B of the Fund commenced operations on 2/5/01.

Index data is available as of month end only.
A $10,000 hypothetical investment at net asset value in Advisers Class on 2/7/01, Class A on 5/5/03, Class C on 2/1/01 and Class I on 1/30/01 would have been valued at $12,032 ($11,761 at the maximum offering price), $12,951, $12,145 and $13,262, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Advisers Class	$1,000.00	$1,212.10	$6.08
Class A	$1,000.00	$1,212.80	$6.08
Class B	$1,000.00	$1,207.90	$10.24
Class C	$1,000.00	$1,206.20	$10.23
Class I	$1,000.00	$1,213.50	$4.69

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.70	$5.55
Class A	$1,000.00	$1,019.70	$5.55
Class B	$1,000.00	$1,015.90	$9.35
Class C	$1,000.00	$1,015.90	$9.35
Class I	$1,000.00	$1,021.00	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Advisers Class shares, 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Floating Rate Portfolio, at value (identified cost, $3,098,398,937)	$2,826,837,368
Receivable for Fund shares sold	54,943,838

Total assets	$2,881,781,206

Liabilities

Payable for Fund shares redeemed	$11,068,289
Distributions payable	3,454,281
Payable to affiliates:
Distribution and service fees	873,474
Administration fee	359,020
Trustees’ fees	42
Accrued expenses	513,598

Total liabilities	$16,268,704

Net Assets	$2,865,512,502

Sources of Net Assets

Paid-in capital	$3,413,891,366
Accumulated net realized loss from Portfolio	(294,170,182)
Accumulated undistributed net investment income	17,352,887
Net unrealized depreciation from Portfolio	(271,561,569)

Total	$2,865,512,502

Advisers Class Shares

Net Assets	$355,499,109
Shares Outstanding	42,064,927
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.45

Class A Shares

Net Assets	$946,191,491
Shares Outstanding	108,286,527
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.74
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.94

Class B Shares

Net Assets	$66,309,305
Shares Outstanding	7,856,960
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.44

Class C Shares

Net Assets	$618,351,431
Shares Outstanding	73,232,006
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.44

Class I Shares

Net Assets	$879,161,166
Shares Outstanding	104,012,522
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.45

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolio	$135,057,582
Dividends allocated from Portfolio	3,089
Expenses allocated from Portfolio	(13,735,483)

Total investment income from Portfolio	$121,325,188

Expenses

Administration fee	$3,365,139
Distribution and service fees
Advisers Class	945,054
Class A	1,836,966
Class B	703,933
Class C	5,121,952
Trustees’ fees and expenses	460
Custodian fee	46,143
Transfer and dividend disbursing agent fees	1,822,945
Legal and accounting services	23,337
Printing and postage	402,616
Registration fees	136,006
Miscellaneous	36,946

Total expenses	$14,441,497

Net investment income	$106,883,691

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(125,442,983)
Swap contracts	261,637
Foreign currency and forward foreign currency exchange contract transactions	(20,112,669)

Net realized loss	$(145,294,015)

Change in unrealized appreciation (depreciation) —
Investments	$628,453,578
Foreign currency and forward foreign currency exchange contracts	(4,262,320)

Net change in unrealized appreciation (depreciation)	$624,191,258

Net realized and unrealized gain	$478,897,243

Net increase in net assets from operations	$585,780,934

See notes to financial statements

5

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$106,883,691	$178,714,321
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(145,294,015)	(42,473,676)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	624,191,258	(820,613,306)

Net increase (decrease) in net assets from operations	$585,780,934	$(684,372,661)

Distributions to shareholders —
From net investment income
Advisers Class	$(18,396,568)	$(29,921,675)
Class A	(35,377,142)	(52,973,503)
Class B	(3,027,634)	(6,011,875)
Class C	(21,153,855)	(36,366,671)
Class I	(27,062,156)	(23,289,830)
Tax return of capital
Advisers Class	—	(5,496,201)
Class A	—	(9,730,503)
Class B	—	(1,104,299)
Class C	—	(6,680,058)
Class I	—	(4,278,022)

Total distributions to shareholders	$(105,017,355)	$(175,852,637)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$244,927,561	$218,816,359
Class A	399,530,336	245,044,544
Class B	4,252,368	7,328,296
Class C	133,009,445	86,165,024
Class I	717,929,298	348,500,453
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	12,233,492	26,376,746
Class A	26,305,304	45,278,140
Class B	2,005,266	4,597,147
Class C	14,060,570	28,334,958
Class I	12,824,060	15,299,337
Cost of shares redeemed
Advisers Class	(353,600,589)	(673,978,196)
Class A	(295,233,661)	(981,675,043)
Class B	(21,870,007)	(58,566,757)
Class C	(141,847,466)	(515,413,159)
Class I	(343,518,077)	(406,647,905)
Net asset value of shares exchanged
Class A	15,600,597	8,347,832
Class B	(15,600,597)	(8,347,832)
Redemption fees	582,998	211,287

Net increase (decrease) in net assets from Fund share transactions	$411,590,898	$(1,610,328,769)

Net increase (decrease) in net assets	$892,354,477	$(2,470,554,067)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$1,973,158,025	$4,443,712,092

At end of year	$2,865,512,502	$1,973,158,025

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$17,352,887	$(3,691,049)

See notes to financial statements

6

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.000	$9.590	$9.840	$9.880	$9.880

Income (Loss) From Operations

Net investment income(1)	$0.362	$0.545	$0.636	$0.589	$0.417
Net realized and unrealized gain (loss)	1.442	(2.618)	(0.239)	(0.037)	(0.005)

Total income (loss) from operations	$1.804	$(2.073)	$0.397	$0.552	$0.412

Less Distributions

From net investment income	$(0.356)	$(0.435)	$(0.648)	$(0.592)	$(0.413)
Tax return of capital	—	(0.083)	—	—	—

Total distributions	$(0.356)	$(0.518)	$(0.648)	$(0.592)	$(0.413)

Redemption fees(1)	$0.002	$0.001	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.450	$7.000	$9.590	$9.840	$9.880

Total Return(3)	26.83%	(22.55)%	4.13%	5.74%	4.26%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$355,499	$375,801	$972,840	$1,238,349	$1,021,526
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.12%	1.19%	1.05%	1.01%	1.03%
Net investment income	4.95%	6.11%	6.50%	5.97%	4.21%
Portfolio Turnover of the Portfolio	35%	7%	61%	50%	57%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.240	$9.920	$10.180	$10.220	$10.210

Income (Loss) From Operations

Net investment income(1)	$0.372	$0.560	$0.657	$0.608	$0.430
Net realized and unrealized gain (loss)	1.494	(2.705)	(0.248)	(0.036)	0.006	(2)

Total income (loss) from operations	$1.866	$(2.145)	$0.409	$0.572	$0.436

Less Distributions

From net investment income	$(0.368)	$(0.450)	$(0.670)	$(0.612)	$(0.427)
Tax return of capital	—	(0.086)	—	—	—

Total distributions	$(0.368)	$(0.536)	$(0.670)	$(0.612)	$(0.427)

Redemption fees(1)	$0.002	$0.001	$0.001	$0.000 (3)	$0.001

Net asset value — End of year	$8.740	$7.240	$9.920	$10.180	$10.220

Total Return(4)	27.01%	(22.66)%	4.12%	5.75%	4.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$946,191	$646,322	$1,619,235	$1,839,719	$1,521,460
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.12%	1.19%	1.05%	1.01%	1.03%
Net investment income	4.90%	6.08%	6.50%	5.96%	4.21%
Portfolio Turnover of the Portfolio	35%	7%	61%	50%	57%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.990	$9.590	$9.840	$9.870	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.315	$0.469	$0.563	$0.511	$0.336
Net realized and unrealized gain (loss)	1.436	(2.616)	(0.240)	(0.023)	0.002	(2)

Total income (loss) from operations	$1.751	$(2.147)	$0.323	$0.488	$0.338

Less Distributions

From net investment income	$(0.303)	$(0.382)	$(0.574)	$(0.518)	$(0.339)
Tax return of capital	—	(0.072)	—	—	—

Total distributions	$(0.303)	$(0.454)	$(0.574)	$(0.518)	$(0.339)

Redemption fees(1)	$0.002	$0.001	$0.001	$0.000 (3)	$0.001

Net asset value — End of year	$8.440	$6.990	$9.590	$9.840	$9.870

Total Return(4)	25.96%	(23.22)%	3.35%	5.06%	3.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$66,309	$85,386	$177,431	$230,454	$264,403
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.88%	1.94%	1.80%	1.77%	1.78%
Net investment income	4.38%	5.29%	5.76%	5.18%	3.40%
Portfolio Turnover of the Portfolio	35%	7%	61%	50%	57%

(1)	Computed using average shares outstanding.

(2)	The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.990	$9.590	$9.840	$9.870	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.308	$0.472	$0.562	$0.512	$0.338
Net realized and unrealized gain (loss)	1.443	(2.619)	(0.239)	(0.024)	(0.000	)(2)

Total income from operations	$1.751	$(2.147)	$0.323	$0.488	$0.338

Less Distributions

From net investment income	$(0.303)	$(0.382)	$(0.574)	$(0.518)	$(0.339)
Tax return of capital	—	(0.072)	—	—	—

Total distributions	$(0.303)	$(0.454)	$(0.574)	$(0.518)	$(0.339)

Redemption fees(1)	$0.002	$0.001	$0.001	$0.000 (3)	$0.001

Net asset value — End of year	$8.440	$6.990	$9.590	$9.840	$9.870

Total Return(4)	25.96%	(23.22)%	3.35%	5.06%	3.48%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$618,351	$512,400	$1,142,139	$1,170,248	$1,220,713
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.87%	1.94%	1.80%	1.76%	1.78%
Net investment income	4.22%	5.31%	5.75%	5.19%	3.42%
Portfolio Turnover of the Portfolio	35%	7%	61%	50%	57%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $(0.0005).

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Floating-Rate Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.000	$9.590	$9.840	$9.880	$9.880

Income (Loss) From Operations

Net investment income(1)	$0.372	$0.550	$0.658	$0.614	$0.440
Net realized and unrealized gain (loss)	1.450	(2.601)	(0.237)	(0.037)	(0.003)

Total income (loss) from operations	$1.822	$(2.051)	$0.421	$0.577	$0.437

Less Distributions

From net investment income	$(0.374)	$(0.456)	$(0.672)	$(0.617)	$(0.438)
Tax return of capital	—	(0.084)	—	—	—

Total distributions	$(0.374)	$(0.540)	$(0.672)	$(0.617)	$(0.438)

Redemption fees(1)	$0.002	$0.001	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.450	$7.000	$9.590	$9.840	$9.880

Total Return(3)	27.14%	(22.36)%	4.39%	6.00%	4.52%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$879,161	$353,249	$532,067	$485,274	$371,698
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.87%	0.92%	0.80%	0.76%	0.78%
Net investment income	4.99%	6.22%	6.73%	6.22%	4.45%
Portfolio Turnover of the Portfolio	35%	7%	61%	50%	57%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

11

Eaton Vance Floating-Rate Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (65.8% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $292,181,002 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($8,217,006), October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003), October 31, 2014 ($1,123,368), October 31, 2015 ($24,641,774), October 31, 2016 ($205,764,300) and October 31, 2017 ($32,557,773).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

12

Eaton Vance Floating-Rate Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$105,017,355	$148,563,554
Tax return of capital	$—	$27,289,083

During the year ended October 31, 2009, accumulated net realized loss was decreased by $110,779,252, accumulated undistributed net investment income was increased by $19,177,600 and paid-in capital was decreased by $129,956,852 due to differences between book and tax accounting, primarily for foreign currency gain (loss), defaulted bonds and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$20,982,667
Capital loss carryforward	$(292,181,002)
Net unrealized depreciation	$(273,726,248)
Other temporary differences	$(3,454,281)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts, defaulted bond interest and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $3,365,139. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $94,289 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $56,336 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received

13

Eaton Vance Floating-Rate Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $945,054 for Advisers Class shares and $1,836,966 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $527,950 and $3,841,464 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $10,188,300 and $169,519,800, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $175,983 and $1,280,488 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $103,300, $157,200 and $77,900 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $1,168,992,655 and $928,981,246, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

14

Eaton Vance Floating-Rate Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Advisers Class	2009	2008

Sales	34,360,507	25,031,349
Issued to shareholders electing to receive payments of distributions in Fund shares	1,692,123	2,990,674
Redemptions	(47,679,940)	(75,723,481)

Net decrease	(11,627,310)	(47,701,458)

	Year Ended October 31,
Class A	2009	2008

Sales	53,515,058	26,587,171
Issued to shareholders electing to receive payments of distributions in Fund shares	3,498,974	4,977,937
Redemptions	(40,072,369)	(106,370,562)
Exchange from Class B shares	2,015,779	899,904

Net increase (decrease)	18,957,442	(73,905,550)

	Year Ended October 31,
Class B	2009	2008

Sales	577,617	814,509
Issued to shareholders electing to receive payments of distributions in Fund shares	284,177	524,266
Redemptions	(3,134,852)	(6,703,368)
Exchange to Class A shares	(2,084,741)	(929,486)

Net decrease	(4,357,799)	(6,294,079)

	Year Ended October 31,
Class C	2009	2008

Sales	18,423,107	9,620,150
Issued to shareholders electing to receive payments of distributions in Fund shares	1,960,323	3,227,152
Redemptions	(20,441,095)	(58,681,438)

Net decrease	(57,665)	(45,834,136)

	Year Ended October 31,
Class I	2009	2008

Sales	99,007,256	39,320,396
Issued to shareholders electing to receive payments of distributions in Fund shares	1,747,321	1,744,790
Redemptions	(47,215,092)	(46,050,148)

Net increase (decrease)	53,539,485	(4,984,962)

For the years ended October 31, 2009 and October 31, 2008, the Fund received $582,998 and $211,287, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Floating-Rate Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Floating-Rate Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

16

Eaton Vance Floating-Rate Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 98.2%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 2.1%

AWAS Capital, Inc.
	9,452	Term Loan, 2.06%, Maturing March 22, 2013	$8,743,162
CACI International, Inc.
	4,220	Term Loan, 1.78%, Maturing May 3, 2011	4,156,673
DAE Aviation Holdings, Inc.
	2,852	Term Loan, 4.01%, Maturing July 31, 2014	2,681,186
	2,916	Term Loan, 4.04%, Maturing July 31, 2014	2,741,243
Evergreen International Aviation
	10,729	Term Loan, 12.00%, Maturing October 31, 2011	8,529,949
Hawker Beechcraft Acquisition
	18,956	Term Loan, 2.26%, Maturing March 26, 2014	15,070,326
	1,238	Term Loan, 2.28%, Maturing March 26, 2014	983,927
Hexcel Corp.
	5,625	Term Loan, 6.50%, Maturing May 21, 2014	5,667,187
IAP Worldwide Services, Inc.
	3,326	Term Loan, 9.25%, Maturing December 30, 2012(2)	2,796,828
PGS Solutions, Inc.
	1,920	Term Loan, 2.65%, Maturing February 14, 2013	1,823,731
Spirit AeroSystems, Inc.
	3,748	Term Loan, 2.03%, Maturing December 31, 2011	3,631,301
TransDigm, Inc.
	11,650	Term Loan, 2.29%, Maturing June 23, 2013	11,202,721
Vought Aircraft Industries, Inc.
	7,407	Revolving Loan, 0.50%, Maturing December 22, 2009(3)	7,185,185
	2,778	Term Loan, 7.50%, Maturing December 17, 2011	2,777,778
	3,585	Term Loan, 7.50%, Maturing December 17, 2011	3,593,556
	860	Term Loan, 7.50%, Maturing December 22, 2011	854,945
Wesco Aircraft Hardware Corp.
	7,132	Term Loan, 2.50%, Maturing September 29, 2013	6,766,788

			$89,206,486

Air Transport — 0.3%

Delta Air Lines, Inc.
	11,428	Term Loan, 2.20%, Maturing April 30, 2012	$9,756,655
	5,417	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	4,566,427

			$14,323,082

Automotive — 3.9%

Accuride Corp.
	11,097	Term Loan, 10.00%, Maturing January 31, 2012	$11,044,990
	3,108	Term Loan, Maturing September 30, 2013(4)	3,177,338
Adesa, Inc.
	21,183	Term Loan, 2.50%, Maturing October 18, 2013	20,335,780
Allison Transmission, Inc.
	6,667	Term Loan, 3.01%, Maturing September 30, 2014	5,999,170
Cooper Standard Automotive, Inc.
	915	Revolving Loan, 6.75%, Maturing December 23, 2011	839,149
	5,581	Term Loan, 7.00%, Maturing December 23, 2010	5,120,791
	286	Term Loan, 2.50%, Maturing December 23, 2011	262,245
Dayco Products, LLC
	1,489	DIP Loan, 8.50%, Maturing May 4, 2010	1,508,300
	1,534	DIP Loan, 8.50%, Maturing May 4, 2010	1,538,936
	8,180	Term Loan, 0.00%, Maturing June 21, 2011(5)	3,749,028
Federal-Mogul Corp.
	19,197	Term Loan, 2.19%, Maturing December 27, 2014	14,794,017
	10,522	Term Loan, 2.19%, Maturing December 27, 2015	8,108,173
Financiere Truck (Investissement)
EUR	1,313	Term Loan, 3.41%, Maturing February 15, 2012	1,390,710
Ford Motor Co.
	10,000	Revolving Loan, 2.50%, Maturing December 15, 2013(3)	9,095,000
	6,946	Term Loan, 3.29%, Maturing December 15, 2013	6,207,604
Fraikin, Ltd.
GBP	1,612	Term Loan, 0.93%, Maturing February 15, 2012(3)	1,904,918
GBP	718	Term Loan, 3.28%, Maturing February 15, 2012(3)	848,210
Goodyear Tire & Rubber Co.
	35,256	Term Loan - Second Lien, 2.34%, Maturing April 30, 2010	32,321,938
HLI Operating Co., Inc.
	2,496	DIP Loan, 26.00%, Maturing November 30, 2009(2)	2,521,322

See notes to financial statements

18

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Automotive (continued)

EUR	425	Term Loan, 11.00%, Maturing May 30, 2014	$46,959
EUR	7,227	Term Loan, 11.50%, Maturing May 30, 2014	1,648,534
Keystone Automotive Operations, Inc.
	6,841	Term Loan, 3.78%, Maturing January 12, 2012	4,190,286
Locafroid Services S.A.S.
EUR	309	Term Loan, 3.47%, Maturing February 15, 2012	327,361
Tenneco Automotive, Inc.
	5,050	Term Loan, 5.75%, Maturing March 17, 2014	4,772,250
TriMas Corp.
	894	Term Loan, 2.52%, Maturing August 2, 2011	823,367
	7,960	Term Loan, 2.50%, Maturing August 2, 2013	7,333,208
TRW Automotive, Inc.
	10,178	Term Loan, 6.25%, Maturing February 2, 2014	10,196,885
United Components, Inc.
	7,456	Term Loan, 2.72%, Maturing June 30, 2010	6,915,496

			$167,021,965

Beverage and Tobacco — 0.3%

Culligan International Co.
	12,320	Term Loan, 2.50%, Maturing November 24, 2014	$9,609,850
Southern Wine & Spirits of America, Inc.
	997	Term Loan, 5.50%, Maturing May 31, 2012	976,194
Van Houtte, Inc.
	116	Term Loan, 2.78%, Maturing July 11, 2014	110,591
	850	Term Loan, 2.78%, Maturing July 11, 2014	810,997

			$11,507,632

Brokers, Dealers and Investment Houses — 0.2%

AmeriTrade Holding Corp.
	9,446	Term Loan, 1.75%, Maturing December 31, 2012	$9,185,723

			$9,185,723

Building and Development — 2.7%

401 North Wabash Venture, LLC
	3,789	Term Loan, 0.00%, Maturing May 7, 2009(6)	$2,841,393
AIMCO Properties, L.P.
	5,627	Term Loan, 1.75%, Maturing March 23, 2011	5,402,250
Beacon Sales Acquisition, Inc.
	4,337	Term Loan, 2.28%, Maturing September 30, 2013	4,092,939
Brickman Group Holdings, Inc.
	5,830	Term Loan, 2.28%, Maturing January 23, 2014	5,504,498
Building Materials Corp. of America
	3,564	Term Loan, 3.00%, Maturing February 22, 2014	3,299,591
Capital Automotive (REIT)
	2,697	Term Loan, 5.75%, Maturing December 14, 2012	2,414,231
Contech Construction Products
	1,767	Term Loan, 2.25%, Maturing January 13, 2013	1,590,457
Epco/Fantome, LLC
	9,460	Term Loan, 2.87%, Maturing November 23, 2010	7,236,900
Forestar USA Real Estate Group, Inc.
	9,442	Revolving Loan, 0.39%, Maturing December 1, 2010(3)	7,930,940
	4,018	Term Loan, 5.10%, Maturing December 1, 2010	3,616,071
Hearthstone Housing Partners II, LLC
	4,347	Revolving Loan, 1.75%, Maturing December 1, 2009(3)	2,896,184
Lafarge Roofing
	637	Term Loan, 2.41%, Maturing July 16, 2014	467,278
	940	Term Loan, 2.66%, Maturing July 16, 2014	689,269
EUR	1,417	Term Loan, 2.29%, Maturing July 16, 2014(2)	1,529,749
EUR	1,415	Term Loan, 3.12%, Maturing July 16, 2014	1,527,472
EUR	1,819	Term Loan, 5.00%, Maturing April 16, 2015(2)	1,305,019
LNR Property Corp.
	8,208	Term Loan, 3.75%, Maturing July 3, 2011	6,525,629
Mueller Water Products, Inc.
	6,328	Term Loan, 5.78%, Maturing May 24, 2014	6,195,990
NCI Building Systems, Inc.
	3,056	Term Loan, 4.03%, Maturing June 18, 2010	2,845,825
November 2005 Land Investors
	610	Term Loan, 0.00%, Maturing May 9, 2011(5)	207,292
Panolam Industries Holdings, Inc.
	4,680	Term Loan, 5.00%, Maturing September 30, 2012	4,223,335
Re/Max International, Inc.
	8,620	Term Loan, 6.50%, Maturing December 17, 2012	8,447,695
Realogy Corp.
	2,817	Term Loan, 3.24%, Maturing September 1, 2014	2,368,506
	10,464	Term Loan, 3.29%, Maturing September 1, 2014	8,797,301
Sanitec Europe OY
EUR	3,470	Term Loan, 2.50%, Maturing June 25, 2016	3,540,911
South Edge, LLC
	8,795	Term Loan, 0.00%, Maturing October 31, 2009(6)	2,704,353

See notes to financial statements

19

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development (continued)

Standard Pacific Corp.
	4,680	Term Loan, 2.19%, Maturing May 5, 2013	$3,907,800
WCI Communities, Inc.
	3,660	Term Loan, 10.00%, Maturing September 3, 2014	3,138,098
	9,911	Term Loan, 10.00%, Maturing September 3, 2014	9,786,687

			$115,033,663

Business Equipment and Services — 8.2%

Activant Solutions, Inc.
	8,237	Term Loan, 2.31%, Maturing May 1, 2013	$7,681,448
Acxiom Corp.
	8,845	Term Loan, 2.24%, Maturing September 15, 2012	8,801,236
Affiliated Computer Services
	10,037	Term Loan, 2.24%, Maturing March 20, 2013	9,931,565
	5,871	Term Loan, 2.24%, Maturing March 20, 2013	5,809,666
Affinion Group, Inc.
	5,000	Revolving Loan, 0.53%, Maturing October 17, 2011(3)	4,387,500
	16,134	Term Loan, 2.74%, Maturing October 17, 2012	15,516,430
Education Management, LLC
	11,302	Term Loan, 2.06%, Maturing June 1, 2013	10,622,072
Info USA, Inc.
	815	Term Loan, 2.29%, Maturing February 14, 2012	788,846
	1,796	Term Loan, 2.29%, Maturing February 14, 2012	1,737,631
Information Resources, Inc.
	4,422	Term Loan, 2.14%, Maturing May 7, 2014	4,190,075
Intergraph Corp.
	3,350	Term Loan, 2.37%, Maturing May 29, 2014	3,213,449
iPayment, Inc.
	11,663	Term Loan, 2.27%, Maturing May 10, 2013	10,656,911
Kronos, Inc.
	10,309	Term Loan, 2.28%, Maturing June 11, 2014	9,729,543
Language Line, Inc.
	6,235	Term Loan, 5.50%, Maturing June 11, 2011	6,235,467
	12,325	Term Loan, Maturing October 30, 2015(4)	12,332,703
Mitchell International, Inc.
	1,990	Term Loan, 2.31%, Maturing March 28, 2014	1,803,253
	1,500	Term Loan - Second Lien, 5.56%, Maturing March 28, 2015	1,020,000
N.E.W. Holdings I, LLC
	9,167	Term Loan, 2.74%, Maturing May 22, 2014	8,587,917
Protection One, Inc.
	10,574	Term Loan, 2.49%, Maturing March 31, 2012	10,118,122
Quintiles Transnational Corp.
	10,000	Revolving Loan, 0.25%, Maturing March 31, 2012(3)	9,284,000
	13,404	Term Loan, 2.28%, Maturing March 31, 2013	12,792,083
Sabre, Inc.
	30,770	Term Loan, 2.49%, Maturing September 30, 2014	26,711,975
Safenet, Inc.
	3,910	Term Loan, 2.75%, Maturing April 12, 2014	3,668,069
Serena Software, Inc.
	7,061	Term Loan, 2.32%, Maturing March 10, 2013	6,539,914
Sitel (Client Logic)
	6,866	Term Loan, 5.77%, Maturing January 29, 2014	5,973,293
EUR	941	Term Loan, 5.93%, Maturing January 29, 2014	1,135,594
Solera Holdings, LLC
	3,755	Term Loan, 2.06%, Maturing May 15, 2014	3,607,286
EUR	2,969	Term Loan, 2.50%, Maturing May 15, 2014	4,237,919
SunGard Data Systems, Inc.
	7,420	Term Loan, 1.99%, Maturing February 11, 2013	6,986,141
	3,440	Term Loan, 6.75%, Maturing February 28, 2014	3,483,253
	42,536	Term Loan, 4.07%, Maturing February 28, 2016	41,389,460
Ticketmaster
	8,000	Term Loan, 3.55%, Maturing July 22, 2014	7,880,000
Transaction Network Services, Inc.
	3,919	Term Loan, 9.50%, Maturing May 4, 2012	3,958,163
Travelport, LLC
	10,753	Term Loan, 2.78%, Maturing August 23, 2013	9,803,979
	13,317	Term Loan, 2.78%, Maturing August 23, 2013	12,152,139
	4,672	Term Loan, 2.78%, Maturing August 23, 2013	4,263,334
EUR	2,106	Term Loan, 3.24%, Maturing August 23, 2013	2,773,633
	2,494	Term Loan, 10.50%, Maturing August 23, 2013	2,535,313
Valassis Communications, Inc.
	736	Term Loan, 2.04%, Maturing March 2, 2014	688,617
	4,361	Term Loan, 2.04%, Maturing March 2, 2014	4,081,522
VWR International, Inc.
	16,633	Term Loan, 2.74%, Maturing June 28, 2013	15,219,481
West Corp.
	12,166	Term Loan, 2.62%, Maturing October 24, 2013	11,198,859
	17,672	Term Loan, 4.12%, Maturing July 15, 2016	16,651,209

			$350,179,070

Cable and Satellite Television — 7.3%

Atlantic Broadband Finance, LLC
	9,403	Term Loan, 6.75%, Maturing June 8, 2013	$9,379,923
	350	Term Loan, 2.54%, Maturing September 1, 2013	345,175

See notes to financial statements

20

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

Bresnan Broadband Holdings, LLC
	1,493	Term Loan, 2.29%, Maturing March 29, 2014	$1,437,774
	15,474	Term Loan, 2.42%, Maturing March 29, 2014	14,906,367
Cequel Communications, LLC
	38,664	Term Loan, 2.24%, Maturing November 5, 2013	37,020,778
Charter Communications Operating, Inc.
	45,219	Term Loan, 6.25%, Maturing April 28, 2013	41,229,789
CSC Holdings, Inc.
	14,767	Term Loan, 2.05%, Maturing March 29, 2013	14,086,273
CW Media Holdings, Inc.
	4,962	Term Loan, 3.53%, Maturing February 15, 2015	4,614,684
DirectTV Holdings, LLC
	1,975	Term Loan, 5.25%, Maturing April 13, 2013	1,978,079
Foxco Acquisition Sub., LLC
	5,534	Term Loan, 7.50%, Maturing July 2, 2015	5,056,699
Insight Midwest Holdings, LLC
	26,316	Term Loan, 2.29%, Maturing April 6, 2014	25,080,334
MCC Iowa, LLC
	394	Term Loan, 1.73%, Maturing March 31, 2010	390,246
	7,656	Term Loan, 1.98%, Maturing January 31, 2015	7,043,305
	7,780	Term Loan, 1.98%, Maturing January 31, 2015	7,157,600
Mediacom Illinois, LLC
	1,620	Term Loan, 1.48%, Maturing September 30, 2012	1,506,600
	14,176	Term Loan, 1.73%, Maturing January 31, 2015	13,035,662
	3,000	Term Loan, 5.50%, Maturing March 31, 2017	3,015,000
NTL Investment Holdings, Ltd.
GBP	3,500	Term Loan - Second Lien, 3.62%, Maturing March 30, 2013	5,331,495
ProSiebenSat.1 Media AG
EUR	1,887	Term Loan, Maturing June 26, 2014(4)	2,320,919
EUR	113	Term Loan, Maturing July 2, 2014(4)	143,514
EUR	2,020	Term Loan, 3.53%, Maturing March 2, 2015	1,989,790
EUR	729	Term Loan, 2.73%, Maturing June 26, 2015	908,338
EUR	15,457	Term Loan, 2.73%, Maturing June 26, 2015	19,250,130
EUR	2,020	Term Loan, 3.78%, Maturing March 2, 2016	1,989,790
UPC Broadband Holding B.V.
	7,083	Term Loan, 2.00%, Maturing December 31, 2014	6,642,839
	4,842	Term Loan, 3.75%, Maturing December 31, 2016	4,660,863
EUR	19,765	Term Loan, 4.19%, Maturing December 31, 2016	26,760,394
EUR	10,790	Term Loan, 4.44%, Maturing December 31, 2017	14,675,363
Virgin Media Investment Holding
GBP	2,000	Term Loan, Maturing March 2, 2012(4)	3,203,420
	7,994	Term Loan, 3.78%, Maturing March 30, 2012	7,963,901
GBP	2,224	Term Loan, 4.40%, Maturing March 30, 2012	3,544,651
GBP	3,638	Term Loan, 4.40%, Maturing March 30, 2012	5,797,625
GBP	1,130	Term Loan, 4.43%, Maturing March 30, 2012	1,801,099
YPSO Holding SA
EUR	3,159	Term Loan, 2.68%, Maturing July 28, 2014	3,599,311
EUR	5,155	Term Loan, 2.68%, Maturing July 28, 2014	5,872,561
EUR	8,186	Term Loan, 2.68%, Maturing July 28, 2014	9,326,637

			$313,066,928

Chemicals and Plastics — 5.1%

Arizona Chemical, Inc.
EUR	2,814	Term Loan, 2.82%, Maturing February 28, 2013	$3,934,013
Ashland, Inc.
	3,458	Term Loan, 6.50%, Maturing May 20, 2014	3,484,031
	1,298	Term Loan, 7.65%, Maturing November 20, 2014	1,321,094
Brenntag Holding GmbH and Co. KG
	10,877	Term Loan, 2.25%, Maturing December 23, 2013	10,360,709
	3,477	Term Loan, 2.29%, Maturing December 23, 2013	3,311,752
EUR	3,434	Term Loan, 2.88%, Maturing December 23, 2013	4,889,331
EUR	230	Term Loan - Second Lien, 5.02%, Maturing June 23, 2015	320,635
EUR	770	Term Loan - Second Lien, 5.02%, Maturing June 23, 2015	1,073,754
British Vita UK, Ltd.
EUR	1,196	Term Loan, 5.78%, Maturing June 30, 2014(2)	1,208,583
Celanese Holdings, LLC
	10,176	Term Loan, 2.00%, Maturing April 2, 2014	9,562,083
	13,433	Term Loan, 2.04%, Maturing April 2, 2014	12,599,228
Cognis GmbH
EUR	1,249	Term Loan, 2.77%, Maturing September 15, 2013	1,677,343
EUR	4,276	Term Loan, 2.77%, Maturing September 15, 2013	5,744,980
Columbian Chemicals Acquisition
	8,627	Term Loan, 6.31%, Maturing March 16, 2013	7,365,464
Ferro Corp.
	13,520	Term Loan, 6.29%, Maturing June 6, 2012	12,877,833
First Chemical Holding
EUR	575	Term Loan, 3.32%, Maturing December 18, 2014	619,890
EUR	575	Term Loan, 3.82%, Maturing December 18, 2015	619,890
Georgia Gulf Corp.
	5,068	Term Loan, 10.00%, Maturing October 3, 2013	5,070,261

See notes to financial statements

21

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Hexion Specialty Chemicals, Inc.
EUR	1,105	Term Loan, 2.95%, Maturing May 5, 2012	$1,266,405
	9,600	Term Loan, 2.25%, Maturing May 5, 2013	6,480,000
	2,936	Term Loan, 2.56%, Maturing May 5, 2013	2,334,392
	13,520	Term Loan, 2.56%, Maturing May 5, 2013	10,748,060
	2,481	Term Loan, 2.75%, Maturing May 5, 2013	1,966,540
Huntsman International, LLC
	7,500	Revolving Loan, 0.91%, Maturing August 16, 2010(3)	6,890,625
	18,328	Term Loan, 1.99%, Maturing August 16, 2012	16,783,144
INEOS Group
EUR	150	Term Loan, Maturing December 14, 2011(4)	188,284
EUR	150	Term Loan, Maturing December 14, 2011(4)	188,284
EUR	2,911	Term Loan, 5.52%, Maturing December 14, 2011	3,648,230
EUR	2,912	Term Loan, 6.02%, Maturing December 14, 2011	3,649,514
	3,872	Term Loan, 7.00%, Maturing December 14, 2012	3,339,481
	9,968	Term Loan, 7.50%, Maturing December 14, 2013	8,552,579
	9,968	Term Loan, 10.00%, Maturing December 14, 2014	8,552,579
ISP Chemco, Inc.
	8,516	Term Loan, 2.00%, Maturing June 4, 2014	8,082,544
Kranton Polymers, LLC
	15,980	Term Loan, 2.31%, Maturing May 12, 2013	15,205,219
MacDermid, Inc.
	3,082	Term Loan, 2.24%, Maturing April 12, 2014	2,619,606
Millenium Inorganic Chemicals
	6,645	Term Loan, 2.53%, Maturing April 30, 2014	6,113,116
Momentive Performance Material
	4,900	Term Loan, 2.56%, Maturing December 4, 2013	4,102,001
Nalco Co.
	3,035	Term Loan, 6.50%, Maturing May 6, 2016	3,091,651
Rockwood Specialties Group, Inc.
EUR	653	Term Loan, 5.00%, Maturing July 30, 2011	917,657
	19,572	Term Loan, 6.00%, Maturing May 15, 2014	19,848,843

			$220,609,628

Clothing / Textiles — 0.3%

Hanesbrands, Inc.
	6,512	Term Loan, 5.03%, Maturing September 5, 2013	$6,550,460
	5,000	Term Loan - Second Lien, 3.99%, Maturing March 5, 2014	4,843,750
St. John Knits International, Inc.
	3,861	Term Loan, 9.25%, Maturing March 23, 2012	3,127,584

			$14,521,794

Conglomerates — 3.0%

Amsted Industries, Inc.
	10,020	Term Loan, 2.29%, Maturing October 15, 2010	$9,193,785
	6,753	Term Loan, 2.40%, Maturing April 5, 2013	6,195,633
Doncasters (Dunde HoldCo 4 Ltd.)
GBP	659	Term Loan, 3.02%, Maturing July 13, 2015	878,856
GBP	659	Term Loan, 3.52%, Maturing July 13, 2015	878,856
	3,595	Term Loan, 4.24%, Maturing July 13, 2015	2,921,189
	3,595	Term Loan, 4.74%, Maturing July 13, 2015	2,921,189
GenTek, Inc.
	3,285	Term Loan, Maturing February 25, 2011(4)	3,303,689
	1,715	Term Loan, Maturing February 28, 2011(4)	1,724,436
	2,125	Term Loan, Maturing October 29, 2014(4)	2,140,051
Jarden Corp.
	3,481	Term Loan, 2.03%, Maturing January 24, 2012	3,359,406
	8,467	Term Loan, 2.03%, Maturing January 24, 2012	8,189,549
	1,542	Term Loan, 2.78%, Maturing January 24, 2012	1,513,974
Johnson Diversey, Inc.
	1,993	Term Loan, 2.48%, Maturing December 16, 2010	1,984,707
	7,883	Term Loan, 2.48%, Maturing December 16, 2011	7,850,920
Manitowoc Company, Inc. (The)
	15,616	Term Loan, 7.50%, Maturing August 21, 2014	15,401,162
Polymer Group, Inc.
	1,000	Revolving Loan, 0.74%, Maturing November 22, 2010(3)	850,000
	1,830	Term Loan, 2.50%, Maturing November 22, 2012	1,820,483
	14,060	Term Loan, 7.00%, Maturing November 22, 2014	14,095,227
RBS Global, Inc.
	5,551	Term Loan, 2.50%, Maturing July 19, 2013	5,323,911
	19,195	Term Loan, 2.79%, Maturing July 19, 2013	18,490,726
RGIS Holdings, LLC
	729	Term Loan, 2.75%, Maturing April 30, 2014	649,616
	14,578	Term Loan, 2.77%, Maturing April 30, 2014	12,992,330
US Investigations Services, Inc.
	2,940	Term Loan, 3.29%, Maturing February 21, 2015	2,739,951
Vertrue, Inc.
	4,449	Term Loan, 3.29%, Maturing August 16, 2014	3,681,486

			$129,101,132

See notes to financial statements

22

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Containers and Glass Products — 3.1%

Berry Plastics Corp.
	20,393	Term Loan, 2.30%, Maturing April 3, 2015	$17,571,642
Celanese AG
EUR	975	Term Loan, 2.50%, Maturing April 6, 2011	1,352,355
Consolidated Container Co.
	5,821	Term Loan, 2.50%, Maturing March 28, 2014	5,417,917
Crown Americas, Inc.
	1,407	Term Loan, 2.00%, Maturing November 15, 2012	1,379,542
	4,703	Term Loan, 2.00%, Maturing November 15, 2012	4,612,387
EUR	4,365	Term Loan, 2.18%, Maturing November 15, 2012	6,206,954
Graham Packaging Holdings Co.
	4,804	Term Loan, 2.55%, Maturing October 7, 2011	4,699,176
	19,095	Term Loan, 6.75%, Maturing April 5, 2014	19,143,031
Graphic Packaging International, Inc.
	27,563	Term Loan, 2.28%, Maturing May 16, 2014	26,273,710
	3,448	Term Loan, 3.03%, Maturing May 16, 2014	3,318,219
JSG Acquisitions
EUR	1,689	Term Loan, 4.00%, Maturing December 31, 2014	2,395,484
EUR	1,692	Term Loan, 4.11%, Maturing December 31, 2014	2,399,068
OI European Group B.V.
EUR	12,065	Term Loan, 1.93%, Maturing June 14, 2013	17,014,945
Owens-Brockway Glass Container
	4,097	Term Loan, 1.74%, Maturing June 14, 2013	4,002,688
Smurfit-Stone Container Corp.
	657	DIP Loan, 10.00%, Maturing August 6, 2010	660,631
	7,935	Revolving Loan, 2.84%, Maturing July 28, 2010	7,776,471
	2,632	Revolving Loan, 3.06%, Maturing July 28, 2010	2,579,219
	1,033	Term Loan, 2.50%, Maturing November 1, 2011	1,003,874
	1,813	Term Loan, 2.50%, Maturing November 1, 2011	1,765,742
	3,416	Term Loan, 2.50%, Maturing November 1, 2011	3,320,309
	1,593	Term Loan, 4.50%, Maturing November 1, 2011	1,551,583

			$134,444,947

Cosmetics / Toiletries — 0.2%

American Safety Razor Co.
	3,382	Term Loan, 2.54%, Maturing July 31, 2013	$3,221,352
Bausch & Lomb, Inc.
	382	Term Loan, 3.52%, Maturing April 30, 2015	364,889
	1,573	Term Loan, 3.53%, Maturing April 30, 2015	1,502,579
Prestige Brands, Inc.
	5,100	Term Loan, 2.49%, Maturing April 7, 2011	5,010,954

			$10,099,774

Drugs — 0.6%

Graceway Pharmaceuticals, LLC
	15,351	Term Loan, 2.99%, Maturing May 3, 2012	$10,822,562
Pharmaceutical Holdings Corp.
	2,205	Term Loan, 3.50%, Maturing January 30, 2012	2,089,180
Warner Chilcott Corp.
	4,562	Term Loan, Maturing October 30, 2014(4)	4,576,193
	1,597	Term Loan, Maturing April 30, 2015(4)	1,601,667
	2,281	Term Loan, Maturing April 30, 2015(4)	2,288,096
	5,018	Term Loan, Maturing April 30, 2015(4)	4,967,563

			$26,345,261

Ecological Services and Equipment — 0.6%

Big Dumpster Merger Sub, Inc.
	668	Term Loan, 2.50%, Maturing February 5, 2013	$435,644
Blue Waste B.V. (AVR Acquisition)
EUR	2,000	Term Loan, 2.68%, Maturing April 1, 2015	2,724,026
Environmental Systems Products Holdings, Inc.
	417	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	373,050
Kemble Water Structure, Ltd.
GBP	13,150	Term Loan - Second Lien, 4.49%, Maturing October 13, 2013	16,610,763
Sensus Metering Systems, Inc.
	7,391	Term Loan, 7.00%, Maturing June 3, 2013	7,418,416
Wastequip, Inc.
	281	Term Loan, 2.50%, Maturing February 5, 2013	183,429

			$27,745,328

Electronics / Electrical — 3.0%

Aspect Software, Inc.
	3,502	Term Loan, 3.31%, Maturing July 11, 2011	$3,212,819
Fairchild Semiconductor Corp.
	9,169	Term Loan, 1.75%, Maturing June 26, 2013	8,635,707
FCI International S.A.S.
	331	Term Loan, 3.41%, Maturing November 1, 2013	301,842
	552	Term Loan, 3.41%, Maturing November 1, 2013	503,458
	552	Term Loan, 3.41%, Maturing November 1, 2013	503,458
	573	Term Loan, 3.41%, Maturing November 1, 2013	522,952
	992	Term Loan, 3.41%, Maturing November 1, 2013	905,384

See notes to financial statements

23

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Freescale Semiconductor, Inc.
	29,815	Term Loan, 2.00%, Maturing December 1, 2013	$24,307,655
Infor Enterprise Solutions Holdings
EUR	2,917	Term Loan, 3.43%, Maturing July 28, 2012	3,837,353
	7,173	Term Loan, 4.00%, Maturing July 28, 2012	6,330,083
	19,323	Term Loan, 4.00%, Maturing July 28, 2012	17,052,855
Network Solutions, LLC
	9,452	Term Loan, 2.78%, Maturing March 7, 2014	8,507,168
Open Solutions, Inc.
	10,132	Term Loan, 2.41%, Maturing January 23, 2014	8,224,110
Sensata Technologies Finance Co.
	18,483	Term Loan, 2.03%, Maturing April 27, 2013	15,912,610
Spectrum Brands, Inc.
	804	Term Loan, 8.00%, Maturing March 30, 2013	788,014
	15,635	Term Loan, 8.00%, Maturing March 30, 2013	15,330,400
SS&C Technologies, Inc.
	3,028	Term Loan, 2.28%, Maturing November 23, 2012	2,906,436
Vertafore, Inc.
	11,266	Term Loan, 5.50%, Maturing July 31, 2014	11,097,061
	1,975	Term Loan, 7.50%, Maturing July 31, 2014	1,928,094

			$130,807,459

Equipment Leasing — 0.0%

Hertz Corp.
	8	Term Loan, 2.00%, Maturing December 21, 2012	$7,410
	835	Term Loan, 2.04%, Maturing December 21, 2012	781,243

			$788,653

Farming / Agriculture — 0.3%

BF Bolthouse HoldCo, LLC
	3,717	Term Loan, 2.56%, Maturing December 16, 2012	$3,635,552
Central Garden & Pet Co.
	9,843	Term Loan, 1.75%, Maturing February 28, 2014	9,367,667

			$13,003,219

Financial Intermediaries — 1.6%

Asset Acceptence Capital Corp.
	1,440	Term Loan, 2.54%, Maturing June 5, 2013	$1,396,379
Citco III, Ltd.
	13,812	Term Loan, 2.85%, Maturing June 30, 2014	12,085,550
E.A. Viner International Co.
	395	Term Loan, 4.79%, Maturing July 31, 2013	373,124
Grosvenor Capital Management
	5,729	Term Loan, 2.25%, Maturing December 5, 2013	5,213,526
Jupiter Asset Management Group
GBP	3,644	Term Loan, 2.74%, Maturing June 30, 2015	5,651,191
Lender Processing Services, Inc.
	5,040	Term Loan, 2.74%, Maturing July 2, 2014	5,011,814
LPL Holdings, Inc.
	26,606	Term Loan, 2.01%, Maturing December 18, 2014	25,142,351
Nuveen Investments, Inc.
	3,977	Term Loan, 3.28%, Maturing November 2, 2014	3,444,079
Oxford Acquisition III, Ltd.
	11,051	Term Loan, 2.28%, Maturing May 24, 2014	9,190,512
RJO Holdings Corp. (RJ O’Brien)
	4,007	Term Loan, 3.25%, Maturing July 31, 2014	2,694,619

			$70,203,145

Food Products — 2.9%

Acosta, Inc.
	16,913	Term Loan, 2.50%, Maturing July 28, 2013	$16,119,855
Advantage Sales & Marketing, Inc.
	16,440	Term Loan, 2.29%, Maturing March 29, 2013	15,659,544
American Seafoods Group, LLC
	1,930	Term Loan, 4.03%, Maturing September 30, 2012	1,881,623
BL Marketing, Ltd.
GBP	3,500	Term Loan, 2.52%, Maturing December 31, 2013	5,528,958
GBP	2,500	Term Loan - Second Lien, 3.01%, Maturing June 30, 2015	3,692,811
Dean Foods Co.
	26,531	Term Loan, 1.66%, Maturing April 2, 2014	24,856,063
Dole Food Company, Inc.
	1,691	Term Loan, 7.15%, Maturing April 12, 2013	1,710,605
	2,324	Term Loan, 8.00%, Maturing April 12, 2013	2,351,344
	8,204	Term Loan, 8.00%, Maturing April 12, 2013	8,301,165
MafCo Worldwide Corp.
	733	Term Loan, 2.25%, Maturing December 8, 2011	688,884
Pinnacle Foods Finance, LLC
	4,000	Revolving Loan, 0.90%, Maturing April 2, 2013(3)	2,700,000
	30,959	Term Loan, 3.00%, Maturing April 2, 2014	29,063,083

See notes to financial statements

24

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Products (continued)

Reddy Ice Group, Inc.
	12,335	Term Loan, 2.00%, Maturing August 9, 2012	$11,039,825

			$123,593,760

Food Service — 2.5%

AFC Enterprises, Inc.
	1,611	Term Loan, 7.00%, Maturing May 11, 2011	$1,623,305
Aramark Corp.
	3,075	Term Loan, 2.14%, Maturing January 26, 2014	2,827,627
	45,618	Term Loan, 2.16%, Maturing January 26, 2014	41,949,126
	973	Term Loan, 2.16%, Maturing January 26, 2014	887,893
	238	Term Loan, 3.25%, Maturing October 22, 2014	228,884
Buffets, Inc.
	5,223	Term Loan, 18.00%, Maturing April 30, 2012	5,334,465
	1,059	Term Loan, 7.53%, Maturing November 1, 2013(2)	931,568
	4,618	Term Loan - Second Lien, 17.78%, Maturing November 1, 2013(2)	4,063,656
CBRL Group, Inc.
	662	Term Loan, 1.96%, Maturing April 27, 2013	638,574
	6,557	Term Loan, 1.98%, Maturing April 27, 2013	6,324,008
JRD Holdings, Inc.
	2,887	Term Loan, 2.50%, Maturing June 26, 2014	2,778,467
Maine Beverage Co., LLC
	1,925	Term Loan, 2.04%, Maturing June 30, 2010	1,780,625
OSI Restaurant Partners, LLC
	1,067	Term Loan, 3.03%, Maturing May 9, 2013	891,841
	12,124	Term Loan, 2.56%, Maturing May 9, 2014	10,130,061
QCE Finance, LLC
	8,894	Term Loan, 2.56%, Maturing May 5, 2013	7,200,119
Sagittarius Restaurants, LLC
	4,299	Term Loan, 9.75%, Maturing March 29, 2013	3,997,974
Selecta
CHF	18,405	Term Loan, 2.88%, Maturing June 28, 2015	13,365,448
SSP Financing, Ltd.
	3,955	Term Loan, 3.18%, Maturing June 15, 2014	2,060,303
	3,955	Term Loan, 3.68%, Maturing June 15, 2015	2,060,303

			$109,074,247

Food / Drug Retailers — 2.4%

General Nutrition Centers, Inc.
	21,691	Term Loan, 2.52%, Maturing September 16, 2013	$20,131,787
Pantry, Inc. (The)
	62	Term Loan, 1.75%, Maturing May 15, 2014	58,516
	6,706	Term Loan, 1.75%, Maturing May 15, 2014	6,358,568
Rite Aid Corp.
	30,610	Term Loan, 2.00%, Maturing June 1, 2014	26,547,666
	13,952	Term Loan, 6.00%, Maturing June 4, 2014	13,114,673
	11,500	Term Loan, 9.50%, Maturing June 4, 2014	11,921,671
Roundy’s Supermarkets, Inc.
	24,418	Term Loan, 6.03%, Maturing November 3, 2011	24,092,049

			$102,224,930

Forest Products — 1.6%

Appleton Papers, Inc.
	11,403	Term Loan, 6.63%, Maturing June 5, 2014	$10,376,581
Georgia-Pacific Corp.
	40,320	Term Loan, 2.32%, Maturing December 20, 2012	38,920,266
	3,931	Term Loan, 2.33%, Maturing December 20, 2012	3,794,356
	8,368	Term Loan, 3.59%, Maturing December 23, 2014	8,328,425
Xerium Technologies, Inc.
	8,852	Term Loan, 5.78%, Maturing May 18, 2012	7,258,745

			$68,678,373

Health Care — 9.3%

1-800 Contacts, Inc.
	3,990	Term Loan, 7.70%, Maturing March 4, 2015	$3,970,000
Accellent, Inc.
	3,096	Term Loan, 2.87%, Maturing November 22, 2012	2,943,568
Alliance Imaging, Inc.
	4,635	Term Loan, 2.86%, Maturing December 29, 2011	4,495,018
American Medical Systems
	4,172	Term Loan, 2.50%, Maturing July 20, 2012	4,056,890
AMN Healthcare, Inc.
	3,191	Term Loan, 2.03%, Maturing November 2, 2011	2,983,136
AMR HoldCo, Inc.
	5,353	Term Loan, 2.25%, Maturing February 10, 2012	5,152,687
Biomet, Inc.
	16,050	Term Loan, 3.28%, Maturing December 26, 2014	15,453,288
EUR	2,915	Term Loan, 3.58%, Maturing December 26, 2014	4,105,465
Cardinal Health 409, Inc.
	14,560	Term Loan, 2.49%, Maturing April 10, 2014	12,696,189

See notes to financial statements

25

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

Carestream Health, Inc.
	15,489	Term Loan, 2.24%, Maturing April 30, 2013	$14,523,716
Carl Zeiss Vision Holding GmbH
EUR	6,371	Term Loan, 2.93%, Maturing March 23, 2015	6,680,375
Community Health Systems, Inc.
	2,135	Term Loan, 2.49%, Maturing July 25, 2014	1,993,990
	60,842	Term Loan, 2.61%, Maturing July 25, 2014	56,814,618
Concentra, Inc.
	6,860	Term Loan, 2.54%, Maturing June 25, 2014	6,396,867
CRC Health Corp.
	1,877	Term Loan, 2.53%, Maturing February 6, 2013	1,679,803
	3,783	Term Loan, 2.53%, Maturing February 6, 2013	3,385,785
Dako EQT Project Delphi
	1,568	Term Loan, 2.41%, Maturing June 12, 2016	1,286,007
EUR	3,099	Term Loan, 2.81%, Maturing June 12, 2016	3,739,167
DaVita, Inc.
	13,754	Term Loan, 1.76%, Maturing October 5, 2012	13,230,151
DJO Finance, LLC
	4,975	Term Loan, 3.26%, Maturing May 15, 2014	4,806,788
Fenwal, Inc.
	509	Term Loan, 2.62%, Maturing February 28, 2014	445,555
	2,976	Term Loan, 2.62%, Maturing February 28, 2014	2,606,494
Fresenius Medical Care Holdings
	6,630	Term Loan, 1.66%, Maturing March 31, 2013	6,384,198
Hanger Orthopedic Group, Inc.
	3,302	Term Loan, 2.25%, Maturing May 30, 2013	3,140,932
HCA, Inc.
	56,481	Term Loan, 2.53%, Maturing November 18, 2013	52,711,375
Health Management Association, Inc.
	25,193	Term Loan, 2.03%, Maturing February 28, 2014	23,432,575
HealthSouth Corp.
	3,602	Term Loan, 2.55%, Maturing March 10, 2013	3,440,308
	5,000	Term Loan, 2.65%, Maturing March 10, 2013	4,550,000
	2,965	Term Loan, 4.05%, Maturing March 15, 2014	2,905,646
Iasis Healthcare, LLC
	110	Term Loan, 2.24%, Maturing March 14, 2014	104,041
	319	Term Loan, 2.24%, Maturing March 14, 2014	300,640
	30	Term Loan, 2.24%, Maturing March 14, 2014	28,096
Ikaria Acquisition, Inc.
	4,413	Term Loan, 2.51%, Maturing March 28, 2013	4,140,684
IM U.S. Holdings, LLC
	6,520	Term Loan, 2.26%, Maturing June 26, 2014	6,177,395
inVentiv Health, Inc.
	7,903	Term Loan, 2.04%, Maturing July 6, 2014	7,409,145
LifePoint Hospitals, Inc.
	11,291	Term Loan, 2.02%, Maturing April 15, 2012	10,966,149
MultiPlan Merger Corp.
	3,342	Term Loan, 2.75%, Maturing April 12, 2013	3,164,621
	4,891	Term Loan, 2.75%, Maturing April 12, 2013	4,631,969
Mylan, Inc.
	13,000	Term Loan, 3.55%, Maturing October 2, 2014	12,675,000
National Mentor Holdings, Inc.
	8,776	Term Loan, 2.29%, Maturing June 29, 2013	7,904,185
	537	Term Loan, 4.59%, Maturing June 29, 2013	483,729
Nyco Holdings
	5,311	Term Loan, 2.53%, Maturing December 29, 2014	4,925,681
EUR	6,019	Term Loan, 2.93%, Maturing December 29, 2014	8,234,720
	5,311	Term Loan, 3.28%, Maturing December 29, 2015	4,925,681
EUR	6,019	Term Loan, 3.68%, Maturing December 29, 2015	8,234,720
Psychiatric Solutions, Inc.
	985	Term Loan, 2.02%, Maturing May 31, 2014	942,816
RadNet Management, Inc.
	5,913	Term Loan, 4.54%, Maturing November 15, 2012	5,705,608
ReAble Therapeutics Finance, LLC
	8,878	Term Loan, 2.29%, Maturing November 16, 2013	8,478,350
Select Medical Holdings Corp.
	950	Revolving Loan, 0.72%, Maturing February 24, 2010(3)	855,000
	1,082	Term Loan, 4.16%, Maturing August 5, 2014	1,062,175
	8,007	Term Loan, 4.16%, Maturing August 5, 2014	8,026,607
Sunrise Medical Holdings, Inc.
	3,534	Term Loan, 8.25%, Maturing May 13, 2010	2,562,234
TZ Merger Sub., Inc. (TriZetto)
	4,975	Term Loan, 7.50%, Maturing July 24, 2015	4,999,749
Vanguard Health Holding Co., LLC
	11,583	Term Loan, 2.49%, Maturing September 23, 2011	11,322,137
Viant Holdings, Inc.
	1,783	Term Loan, 2.54%, Maturing June 25, 2014	1,738,685

			$400,010,408

Home Furnishings — 1.2%

Dometic Corp.
	914	Term Loan, 1.51%, Maturing December 31, 2014	$754,288
	2,057	Term Loan, 1.51%, Maturing December 31, 2014	1,028,575

See notes to financial statements

26

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Home Furnishings (continued)

	1,029	Term Loan, 3.76%, Maturing December 31, 2014(2)	$77,143
Hunter Fan Co.
	3,612	Term Loan, 2.75%, Maturing April 16, 2014	2,600,792
Interline Brands, Inc.
	1,323	Term Loan, 1.99%, Maturing June 23, 2013	1,220,596
	5,583	Term Loan, 2.04%, Maturing June 23, 2013	5,150,361
National Bedding Co., LLC
	12,558	Term Loan, 2.28%, Maturing August 31, 2011	11,459,024
	1,500	Term Loan - Second Lien, 5.31%, Maturing August 31, 2012	1,215,000
Oreck Corp.
	4,164	Term Loan, 0.00%, Maturing February 2, 2012(5)(7)	1,495,021
Simmons Co.
	25,024	Term Loan, 10.50%, Maturing December 19, 2011	24,820,797
	2,726	Term Loan, 7.35%, Maturing February 15, 2012(2)	81,773

			$49,903,370

Industrial Equipment — 2.3%

Baxi Group, Ltd.
EUR	3,254	Revolving Loan, 1.00%, Maturing December 27, 2010(3)	$3,567,178
GBP	1,297	Term Loan, 3.66%, Maturing December 27, 2010	1,997,770
	500	Term Loan, Maturing December 27, 2011(4)	470,875
	500	Term Loan, Maturing December 27, 2012(4)	470,875
Brand Energy and Infrastructure Services, Inc.
	9,960	Term Loan, 2.31%, Maturing February 7, 2014	9,013,799
CEVA Group PLC U.S.
	330	Term Loan, 3.24%, Maturing January 4, 2014	278,738
	40	Term Loan, 3.28%, Maturing January 4, 2014	33,051
EUR	640	Term Loan, 3.43%, Maturing January 4, 2014	782,852
EUR	1,086	Term Loan, 3.43%, Maturing January 4, 2014	1,329,371
EUR	1,335	Term Loan, 3.43%, Maturing January 4, 2014	1,633,805
EUR	1,136	Term Loan, 3.74%, Maturing January 4, 2014	1,390,117
EPD Holdings (Goodyear Engineering Products)
	2,361	Term Loan, 2.50%, Maturing July 13, 2014	1,910,621
	12,930	Term Loan, 2.50%, Maturing July 13, 2014	10,465,027
	2,000	Term Loan - Second Lien, 6.00%, Maturing July 13, 2015	1,220,000
Flowserve Corp.
	3,561	Term Loan, 1.81%, Maturing August 10, 2012	3,489,643
Generac Acquisition Corp.
	9,694	Term Loan, 2.78%, Maturing November 7, 2013	8,789,624
Gleason Corp.
	1,518	Term Loan, 2.09%, Maturing June 30, 2013	1,480,105
	1,941	Term Loan, 2.09%, Maturing June 30, 2013	1,892,218
Jason, Inc.
	1,740	Term Loan, 5.03%, Maturing April 30, 2010	913,592
John Maneely Co.
	20,958	Term Loan, 3.51%, Maturing December 8, 2013	19,254,890
KION Group GmbH
EUR	500	Term Loan, Maturing December 23, 2014(4)	509,559
	3,750	Term Loan, 2.49%, Maturing December 23, 2014	2,582,812
EUR	500	Term Loan, Maturing December 23, 2015(4)	509,559
	3,750	Term Loan, 2.74%, Maturing December 23, 2015	2,582,813
Polypore, Inc.
	2,000	Revolving Loan, 0.55%, Maturing July 3, 2013(3)	1,630,000
	17,012	Term Loan, 2.46%, Maturing July 3, 2014	15,927,594
EUR	1,089	Term Loan, 2.64%, Maturing July 3, 2014	1,491,018
TFS Acquisition Corp.
	4,401	Term Loan, 14.00%, Maturing August 11, 2013(2)	2,937,701

			$98,555,207

Insurance — 1.7%

Alliant Holdings I, Inc.
	6,933	Term Loan, 3.28%, Maturing August 21, 2014	$6,465,027
Applied Systems, Inc.
	7,217	Term Loan, 2.74%, Maturing September 26, 2013	6,860,507
CCC Information Services Group, Inc.
	7,302	Term Loan, 2.50%, Maturing February 10, 2013	7,092,467
Conseco, Inc.
	23,033	Term Loan, 6.50%, Maturing October 10, 2013	20,863,743
Crump Group, Inc.
	3,715	Term Loan, 3.25%, Maturing August 4, 2014	3,362,144
Hub International Holdings, Inc.
	1,636	Term Loan, 2.74%, Maturing June 13, 2014	1,442,685
	11,650	Term Loan, 2.74%, Maturing June 13, 2014	10,276,130
	3,525	Term Loan, Maturing June 30, 2014(4)	3,454,500
U.S.I. Holdings Corp.
	2,000	Term Loan, Maturing May 4, 2014(4)	1,950,000
	13,927	Term Loan, 3.04%, Maturing May 4, 2014	12,127,689

			$73,894,892

See notes to financial statements

27

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies — 5.3%

24 Hour Fitness Worldwide, Inc.
	2,922	Term Loan, 2.77%, Maturing June 8, 2012	$2,736,683
AMC Entertainment, Inc.
	17,353	Term Loan, 1.74%, Maturing January 26, 2013	16,431,004
AMF Bowling Worldwide, Inc.
	2,945	Term Loan, 2.74%, Maturing June 8, 2013	2,513,375
Bombardier Recreational Products
	17,400	Term Loan, 3.00%, Maturing June 28, 2013	12,223,500
Carmike Cinemas, Inc.
	5,213	Term Loan, 3.54%, Maturing May 19, 2012	5,060,038
	6,956	Term Loan, 4.24%, Maturing May 19, 2012	6,751,738
Cedar Fair, L.P.
	2,211	Term Loan, 2.25%, Maturing August 31, 2011	2,129,889
	2,731	Term Loan, 2.24%, Maturing August 30, 2012	2,630,048
	7,447	Term Loan, 4.24%, Maturing February 17, 2014	7,223,252
	3,773	Term Loan, 4.27%, Maturing February 17, 2014	3,659,482
Cinemark, Inc.
	24,097	Term Loan, 2.07%, Maturing October 5, 2013	22,918,339
Dave & Buster’s, Inc.
	815	Term Loan, 2.54%, Maturing March 8, 2013	799,147
	2,055	Term Loan, 2.54%, Maturing March 8, 2013	2,013,779
Deluxe Entertainment Services
	4,576	Term Loan, 2.51%, Maturing January 28, 2011	4,278,378
	271	Term Loan, 2.53%, Maturing January 28, 2011	253,791
	471	Term Loan, 2.53%, Maturing January 28, 2011	440,759
DW Funding, LLC
	2,922	Term Loan, 2.17%, Maturing April 30, 2011	2,556,701
Easton-Bell Sports, Inc.
	5,727	Term Loan, 2.04%, Maturing March 16, 2012	5,433,435
Fender Musical Instruments Corp.
	1,297	Term Loan, 2.54%, Maturing June 9, 2014	1,108,850
	4,523	Term Loan, 2.54%, Maturing June 9, 2014	3,866,767
Mega Blocks, Inc.
	1,867	Term Loan, 9.75%, Maturing July 26, 2012	1,073,323
Metro-Goldwyn-Mayer Holdings, Inc.
	37,477	Term Loan, 0.00%, Maturing April 8, 2012(5)	21,567,755
National CineMedia, LLC
	14,250	Term Loan, 2.05%, Maturing February 13, 2015	13,332,656
Odeon
GBP	624	Term Loan, 2.77%, Maturing April 2, 2015	944,934
GBP	624	Term Loan, 3.65%, Maturing April 2, 2016	944,934
Red Football, Ltd.
GBP	1,576	Term Loan, 3.02%, Maturing August 16, 2014	2,372,985
GBP	1,576	Term Loan, 3.27%, Maturing August 16, 2015	2,372,985
Regal Cinemas Corp.
	18,380	Term Loan, 4.03%, Maturing November 10, 2010	18,257,030
Revolution Studios Distribution Co., LLC
	5,591	Term Loan, 4.00%, Maturing December 21, 2014	5,087,601
Six Flags Theme Parks, Inc.
	12,327	Term Loan, 2.50%, Maturing April 30, 2015	12,090,028
Southwest Sports Group, LLC
	9,500	Term Loan, 6.75%, Maturing December 22, 2010	7,980,000
Universal City Development Partners, Ltd.
	8,996	Term Loan, 6.00%, Maturing June 9, 2011	8,973,597
	15,900	Term Loan, Maturing November 6, 2014(4)	15,661,500
Zuffa, LLC
	4,000	Revolving Loan, 1.75%, Maturing June 19, 2012(3)	3,320,000
	9,142	Term Loan, 2.31%, Maturing June 20, 2016	8,250,508

			$227,258,791

Lodging and Casinos — 2.6%

Choctaw Resort Development Enterprise
	2,308	Term Loan, 4.00%, Maturing November 4, 2011	$2,296,752
Full Moon Holdco 3, Ltd.
GBP	1,500	Term Loan, 3.86%, Maturing November 20, 2014	2,158,243
GBP	1,500	Term Loan, 4.36%, Maturing November 20, 2015	2,158,243
Gala Electric Casinos, Ltd.
GBP	1,000	Term Loan, Maturing December 12, 2013(4)	1,440,145
GBP	1,000	Term Loan, Maturing December 12, 2014(4)	1,440,247
Green Valley Ranch Gaming, LLC
	6,961	Term Loan, 2.29%, Maturing February 16, 2014	4,916,555
Harrah’s Operating Co.
	4,051	Term Loan, 3.28%, Maturing January 28, 2015	3,232,577
	2,391	Term Loan, 3.28%, Maturing January 28, 2015	1,910,913
	8,000	Term Loan, 9.50%, Maturing October 31, 2016	7,837,776
Herbst Gaming, Inc.
	2,319	Term Loan, 0.00%, Maturing December 2, 2011(5)	1,288,868
	6,245	Term Loan, 0.00%, Maturing December 2, 2011(5)	3,471,064
Isle of Capri Casinos, Inc.
	535	Term Loan, 1.99%, Maturing November 30, 2013	503,711
	3,562	Term Loan, 1.99%, Maturing November 30, 2013	3,353,584

See notes to financial statements

28

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

	5,436	Term Loan, 2.03%, Maturing November 30, 2013	$5,117,665
LodgeNet Entertainment Corp.
	11,499	Term Loan, 2.29%, Maturing April 4, 2014	10,559,946
New World Gaming Partners, Ltd.
	949	Term Loan, 2.79%, Maturing June 30, 2014	786,812
	9,600	Term Loan, 2.79%, Maturing June 30, 2014	7,955,871
Penn National Gaming, Inc.
	17,077	Term Loan, 2.01%, Maturing October 3, 2012	16,551,736
Scandic Hotels
EUR	1,725	Term Loan, 3.60%, Maturing April 25, 2015	1,947,886
EUR	1,725	Term Loan, 3.97%, Maturing April 25, 2016	1,947,886
Venetian Casino Resort/Las Vegas Sands, Inc.
	8,894	Term Loan, 2.04%, Maturing May 14, 2014	7,259,796
	22,808	Term Loan, 2.04%, Maturing May 23, 2014	18,617,302
VML US Finance, LLC
	3,317	Term Loan, 5.79%, Maturing May 25, 2012	3,082,842
	1,990	Term Loan, 5.79%, Maturing May 25, 2013	1,849,705

			$111,686,125

Nonferrous Metals / Minerals — 0.8%

Compass Minerals Group, Inc.
	1,274	Term Loan, 1.76%, Maturing December 22, 2012	$1,260,765
Euramax International, Inc.
GBP	473	Term Loan, 10.00%, Maturing June 29, 2013	469,355
	744	Term Loan, 10.00%, Maturing June 29, 2013	450,151
GBP	468	Term Loan, 14.00%, Maturing June 29, 2013(2)	465,008
	730	Term Loan, 14.00%, Maturing June 29, 2013(2)	441,871
Noranda Aluminum Acquisition
	6,772	Term Loan, 2.24%, Maturing May 18, 2014	5,501,878
Novelis, Inc.
	1,994	Term Loan, 2.25%, Maturing June 28, 2014	1,800,624
	4,387	Term Loan, 2.27%, Maturing June 28, 2014	3,961,487
Oxbow Carbon and Mineral Holdings
	15,827	Term Loan, 2.27%, Maturing May 8, 2014	15,055,145
	1,510	Term Loan, 2.28%, Maturing May 8, 2014	1,436,065
Tube City IMS Corp.
	476	Term Loan, 1.83%, Maturing January 25, 2014	442,159
	3,827	Term Loan, 2.53%, Maturing January 25, 2014	3,556,617

			$34,841,125

Oil and Gas — 1.7%

Atlas Pipeline Partners, L.P.
	5,186	Term Loan, 6.75%, Maturing July 20, 2014	$5,101,750
Citgo Petroleum Corp.
	5,753	Term Loan, 1.72%, Maturing November 15, 2012	5,432,858
Dresser, Inc.
	13,095	Term Loan, 2.68%, Maturing May 4, 2014	12,278,874
Dynegy Holdings, Inc.
	1,642	Term Loan, 4.00%, Maturing April 2, 2013	1,581,275
	30,804	Term Loan, 4.00%, Maturing April 2, 2013	29,670,217
Enterprise GP Holdings, L.P.
	2,376	Term Loan, 2.52%, Maturing October 31, 2014	2,298,780
Hercules Offshore, Inc.
	3,965	Term Loan, 8.50%, Maturing July 6, 2013	3,829,619
Precision Drilling Corp.
	4,000	Term Loan, 4.58%, Maturing December 23, 2013	3,940,000
	4,813	Term Loan, 9.25%, Maturing September 30, 2014	4,836,563
Targa Resources, Inc.
	1,177	Term Loan, 2.24%, Maturing October 31, 2012	1,158,184
	1,351	Term Loan, 2.28%, Maturing October 31, 2012	1,329,906

			$71,458,026

Publishing — 7.0%

American Media Operations, Inc.
	24,072	Term Loan, 10.00%, Maturing January 31, 2013(2)	$21,860,143
Aster Zweite Beteiligungs GmbH
	6,825	Term Loan, 2.89%, Maturing September 27, 2013	5,924,100
EUR	708	Term Loan, 3.27%, Maturing September 27, 2013	907,117
Black Press US Partnership
	1,231	Term Loan, 2.37%, Maturing August 2, 2013	806,453
	2,028	Term Loan, 2.37%, Maturing August 2, 2013	1,328,275
CanWest MediaWorks, Ltd.
	5,270	Term Loan, 4.75%, Maturing July 10, 2014	4,242,752
Dex Media West, LLC
	3,822	Term Loan, 7.00%, Maturing October 24, 2014	3,375,774
GateHouse Media Operating, Inc.
	4,916	Term Loan, 2.25%, Maturing August 28, 2014	1,913,162
	15,664	Term Loan, 2.25%, Maturing August 28, 2014	6,095,895
	9,350	Term Loan, 2.50%, Maturing August 28, 2014	3,638,711
Getty Images, Inc.
	10,579	Term Loan, 6.25%, Maturing July 2, 2015	10,653,440
Hanley-Wood, LLC
	7,369	Term Loan, 2.53%, Maturing March 8, 2014	3,159,352

See notes to financial statements

29

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

Idearc, Inc.
	41,609	Term Loan, 0.00%, Maturing November 17, 2014(5)	$19,028,815
Lamar Media Corp.
	5,924	Term Loan, 5.50%, Maturing March 31, 2013	5,912,872
Laureate Education, Inc.
	2,117	Term Loan, 3.53%, Maturing August 17, 2014	1,929,462
	14,141	Term Loan, 3.53%, Maturing August 17, 2014	12,889,278
	3,000	Term Loan, 7.00%, Maturing August 31, 2014	3,000,000
Local Insight Regatta Holdings, Inc.
	1,683	Term Loan, 7.75%, Maturing April 23, 2015	1,321,209
MediaNews Group, Inc.
	7,330	Term Loan, 4.74%, Maturing August 25, 2010	2,267,787
	3,343	Term Loan, 4.74%, Maturing August 2, 2013	1,034,368
Mediannuaire Holding
EUR	4,100	Term Loan, 1.93%, Maturing October 24, 2013	5,356,858
EUR	1,871	Term Loan, 3.03%, Maturing October 10, 2014	1,990,219
EUR	1,871	Term Loan, 3.53%, Maturing October 10, 2015	1,989,669
Merrill Communications, LLC
	9,854	Term Loan, 8.50%, Maturing December 24, 2012	7,821,803
Nelson Education, Ltd.
	294	Term Loan, 2.78%, Maturing July 5, 2014	258,720
Newspaper Holdings, Inc.
	18,303	Term Loan, 1.81%, Maturing July 24, 2014	10,066,630
Nielsen Finance, LLC
	39,007	Term Loan, 2.24%, Maturing August 9, 2013	36,406,362
	6,900	Term Loan, 3.99%, Maturing May 1, 2016	6,491,741
Philadelphia Newspapers, LLC
	2,061	Term Loan, 12.50%, Maturing March 30, 2010	2,075,541
	5,003	Term Loan, 0.00%, Maturing June 29, 2013(5)	1,150,608
R.H. Donnelley, Inc.
	1,612	Term Loan, 6.75%, Maturing June 30, 2011	1,413,174
Reader’s Digest Association, Inc. (The)
	7,596	DIP Loan, 13.50%, Maturing August 21, 2010	7,912,213
	8,161	Revolving Loan, 4.54%, Maturing March 3, 2014	4,011,077
	32,865	Term Loan, 4.25%, Maturing March 3, 2014	16,153,179
	2,934	Term Loan, 7.00%, Maturing March 3, 2014	1,442,170
SGS International, Inc.
	1,047	Term Loan, 2.79%, Maturing December 30, 2011	1,002,340
	971	Term Loan, 2.79%, Maturing December 30, 2011	929,911
Source Interlink Companies, Inc.
	1,801	Term Loan, 10.75%, Maturing June 18, 2012	1,773,671
	2,290	Term Loan, 10.75%, Maturing June 18, 2013	1,889,169
	1,195	Term Loan, 15.00%, Maturing June 18, 2013(2)	418,100
Source Media, Inc.
	10,299	Term Loan, 5.29%, Maturing November 8, 2011	8,548,507
Springer Science+Business Media S.A.
	845	Term Loan, 3.10%, Maturing May 5, 2010	794,834
Star Tribune Co. (The)
	1,262	Term Loan, 8.00%, Maturing September 28, 2014(7)	1,003,469
	841	Term Loan, 11.00%, Maturing September 28, 2014(7)	585,673
Trader Media Corp.
GBP	12,137	Term Loan, 2.64%, Maturing March 23, 2015	17,055,896
Tribune Co.
	1,667	DIP Revolving Loan, 3.50%, Maturing April 10, 2010(3)	1,625,000
	1,667	DIP Term Loan, 9.00%, Maturing April 10, 2010(3)	1,675,000
	4,791	Term Loan, 0.00%, Maturing April 10, 2010(5)	2,231,739
	8,553	Term Loan, 0.00%, Maturing May 17, 2014(5)	4,052,015
	18,925	Term Loan, 0.00%, Maturing May 17, 2014(5)	8,549,880
Xsys, Inc.
	7,702	Term Loan, 2.89%, Maturing September 27, 2013	6,684,967
EUR	792	Term Loan, 3.27%, Maturing September 27, 2013	1,013,387
EUR	2,750	Term Loan, 3.27%, Maturing September 27, 2013	3,520,925
	7,867	Term Loan, 2.89%, Maturing September 27, 2014	6,828,178
EUR	2,690	Term Loan, 3.27%, Maturing September 27, 2014	3,443,764
EUR	1,000	Term Loan - Second Lien, 5.40%, Maturing September 27, 2015	848,652
Yell Group, PLC
	8,025	Term Loan, 3.28%, Maturing February 10, 2013	5,778,000

			$296,082,006

Radio and Television — 5.4%

Block Communications, Inc.
	6,839	Term Loan, 2.28%, Maturing December 22, 2011	$6,325,693
Citadel Broadcasting Corp.
	32,925	Term Loan, 2.04%, Maturing June 12, 2014	22,677,094

See notes to financial statements

30

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Radio and Television (continued)

CMP Susquehanna Corp.
	3,815	Revolving Loan, 2.43%, Maturing May 5, 2011(3)	$2,689,401
	10,022	Term Loan, 2.25%, Maturing May 5, 2013	7,433,309
Cumulus Media, Inc.
	12,721	Term Loan, 4.25%, Maturing June 11, 2014	10,478,876
Discovery Communications, Inc.
	4,754	Term Loan, 2.28%, Maturing April 30, 2014	4,624,458
Emmis Operating Co.
	6,892	Term Loan, 4.28%, Maturing November 2, 2013	5,301,226
Gray Television, Inc.
	8,418	Term Loan, 3.79%, Maturing January 19, 2015	7,255,094
HIT Entertainment, Inc.
	1,446	Term Loan, 2.73%, Maturing March 20, 2012	1,266,954
Intelsat Corp.
	18,494	Term Loan, 2.75%, Maturing January 3, 2014	17,514,223
	18,488	Term Loan, 2.75%, Maturing January 3, 2014	17,508,910
	18,488	Term Loan, 2.75%, Maturing January 3, 2014	17,508,910
Ion Media Networks, Inc.
	2,381	DIP Loan, 10.17%, Maturing May 29, 2010(3)(7)	3,745,058
	14,925	Term Loan, 0.00%, Maturing January 15, 2012(5)	3,780,995
Local TV Finance, LLC
	1,955	Term Loan, 2.25%, Maturing May 7, 2013	1,573,775
NEP II, Inc.
	4,565	Term Loan, 2.53%, Maturing February 16, 2014	4,222,185
Nexstar Broadcasting, Inc.
	9,783	Term Loan, 5.00%, Maturing October 1, 2012	8,780,192
	9,197	Term Loan, 5.00%, Maturing October 1, 2012	8,254,163
Raycom TV Broadcasting, LLC
	8,333	Term Loan, 1.75%, Maturing June 25, 2014	6,916,699
Spanish Broadcasting System, Inc.
	11,663	Term Loan, 2.04%, Maturing June 10, 2012	9,680,411
Tyrol Acquisition 2 SAS
EUR	6,300	Term Loan, 2.43%, Maturing January 19, 2015	8,061,483
EUR	6,300	Term Loan, 3.40%, Maturing January 19, 2016	8,061,483
Univision Communications, Inc.
	52,733	Term Loan, 2.53%, Maturing September 29, 2014	42,638,554
Young Broadcasting, Inc.
	973	Term Loan, 0.00%, Maturing November 3, 2012(5)	634,556
	8,285	Term Loan, 0.00%, Maturing November 3, 2012(5)	5,405,653

			$232,339,355

Rail Industries — 0.2%

Kansas City Southern Railway Co.
	7,835	Term Loan, 2.05%, Maturing April 26, 2013	$7,443,572
	1,955	Term Loan, 1.78%, Maturing April 28, 2013	1,808,375

			$9,251,947

Retailers (Except Food and Drug) — 2.0%

American Achievement Corp.
	2,685	Term Loan, 6.26%, Maturing March 25, 2011	$2,416,875
Amscan Holdings, Inc.
	4,363	Term Loan, 2.65%, Maturing May 25, 2013	3,963,171
Cumberland Farms, Inc.
	2,846	Term Loan, 2.26%, Maturing September 29, 2013	2,604,320
Harbor Freight Tools USA, Inc.
	5,998	Term Loan, 9.75%, Maturing July 15, 2010	6,020,360
Josten’s Corp.
	5,046	Term Loan, 2.32%, Maturing October 4, 2011	5,004,370
Mapco Express, Inc.
	3,489	Term Loan, 5.75%, Maturing April 28, 2011	3,227,236
Neiman Marcus Group, Inc.
	2,967	Term Loan, 2.29%, Maturing April 5, 2013	2,552,652
Orbitz Worldwide, Inc.
	9,560	Term Loan, 3.28%, Maturing July 25, 2014	8,490,408
Oriental Trading Co., Inc.
	17,365	Term Loan, 9.75%, Maturing July 31, 2013	14,434,732
	2,000	Term Loan - Second Lien, 6.24%, Maturing January 31, 2013	485,000
Rent-A-Center, Inc.
	5,310	Term Loan, 2.00%, Maturing November 15, 2012	5,203,420
Rover Acquisition Corp.
	2,935	Term Loan, 2.52%, Maturing October 26, 2013	2,829,816
Savers, Inc.
	2,748	Term Loan, 3.00%, Maturing August 11, 2012	2,651,350
	3,006	Term Loan, 3.00%, Maturing August 11, 2012	2,901,005
Vivarte
EUR	63	Term Loan, 2.43%, Maturing May 29, 2015	75,293
EUR	244	Term Loan, 2.43%, Maturing May 29, 2015	292,806
EUR	4,614	Term Loan, 2.43%, Maturing May 29, 2015	5,533,827
EUR	63	Term Loan, 2.93%, Maturing May 29, 2016	75,293
EUR	244	Term Loan, 2.93%, Maturing May 29, 2016	292,806
EUR	4,614	Term Loan, 2.93%, Maturing May 29, 2016	5,533,827
Yankee Candle Company, Inc. (The)
	12,867	Term Loan, 2.25%, Maturing February 6, 2014	12,047,052

			$86,635,619

See notes to financial statements

31

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Steel — 0.2%

Algoma Acquisition Corp.
	7,259	Term Loan, 8.00%, Maturing June 20, 2013	$6,853,850

			$6,853,850

Surface Transport — 0.5%

Oshkosh Truck Corp.
	10,698	Term Loan, 6.32%, Maturing December 6, 2013	$10,705,357
Swift Transportation Co., Inc.
	6,000	Term Loan, 3.54%, Maturing May 10, 2012	4,990,002
	5,070	Term Loan, 3.56%, Maturing May 10, 2014	4,380,911

			$20,076,270

Telecommunications — 3.0%

Alaska Communications Systems Holdings, Inc.
	2,613	Term Loan, 2.03%, Maturing February 1, 2012	$2,503,585
	10,112	Term Loan, 2.03%, Maturing February 1, 2012	9,689,534
Asurion Corp.
	20,000	Term Loan, 3.24%, Maturing July 13, 2012	19,019,440
	2,000	Term Loan - Second Lien, 6.74%, Maturing January 13, 2013	1,904,376
BCM Luxembourg, Ltd.
EUR	4,962	Term Loan, 2.30%, Maturing September 30, 2014	6,442,995
EUR	4,962	Term Loan, 2.55%, Maturing September 30, 2015	6,443,351
Cellular South, Inc.
	6,783	Term Loan, 2.04%, Maturing May 29, 2014	6,511,311
	2,974	Term Loan, 2.04%, Maturing May 29, 2014	2,854,845
Centennial Cellular Operating Co., LLC
	4,500	Revolving Loan, 0.50%, Maturing February 9, 2010(3)	4,252,500
	8,275	Term Loan, 2.24%, Maturing February 9, 2011	8,240,109
CommScope, Inc.
	10,750	Term Loan, 2.78%, Maturing November 19, 2014	10,421,762
Crown Castle Operating Co.
	3,980	Term Loan, 1.78%, Maturing January 9, 2014	3,831,463
Intelsat Subsidiary Holding Co.
	7,578	Term Loan, 2.75%, Maturing July 3, 2013	7,293,797
Iowa Telecommunications Services
	2,500	Term Loan, 2.04%, Maturing November 23, 2011	2,411,328
IPC Systems, Inc.
	8,571	Term Loan, 2.52%, Maturing May 31, 2014	7,328,556
GBP	345	Term Loan, 2.80%, Maturing May 31, 2014	407,527
Macquarie UK Broadcast Ventures, Ltd.
GBP	6,867	Term Loan, 2.51%, Maturing December 26, 2014	9,749,088
NTelos, Inc.
	6,000	Term Loan, 5.75%, Maturing August 13, 2015	6,042,498
Palm, Inc.
	5,733	Term Loan, 3.79%, Maturing April 24, 2014	5,083,262
Telesat Canada, Inc.
	2,770	Term Loan, 3.25%, Maturing October 22, 2014	2,664,837
Windstream Corp.
	4,289	Term Loan, 3.00%, Maturing December 17, 2015	4,172,101

			$127,268,265

Utilities — 2.8%

AEI Finance Holding, LLC
	2,114	Revolving Loan, 3.24%, Maturing March 30, 2012	$1,961,179
	14,345	Term Loan, 3.28%, Maturing March 30, 2014	13,304,543
BRSP, LLC
	4,500	Term Loan, 7.50%, Maturing June 24, 2014	4,230,000
Calpine Corp.
	30,890	DIP Loan, 3.17%, Maturing March 29, 2014	28,481,347
Covanta Energy Corp.
	2,789	Term Loan, 1.75%, Maturing February 9, 2014	2,656,548
	1,903	Term Loan, 1.79%, Maturing February 9, 2014	1,812,653
Electricinvest Holding Co.
EUR	4,170	Term Loan - Second Lien, Maturing October 24, 2012(4)	4,909,886
NRG Energy, Inc.
	18,577	Term Loan, 2.02%, Maturing June 1, 2014	17,523,938
	13,198	Term Loan, 2.03%, Maturing June 1, 2014	12,450,001
NSG Holdings, LLC
	202	Term Loan, 1.80%, Maturing June 15, 2014	192,359
	1,207	Term Loan, 1.80%, Maturing June 15, 2014	1,147,079
TXU Texas Competitive Electric Holdings Co., LLC
	4,992	Term Loan, 3.74%, Maturing October 10, 2014	3,891,964
	9,208	Term Loan, 3.74%, Maturing October 10, 2014	7,090,494
	20,665	Term Loan, 3.74%, Maturing October 10, 2014	16,063,679

See notes to financial statements

32

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount*
	(000’s omitted)	Borrower/Tranche Description	Value

Utilities (continued)

Vulcan Energy Corp.
	3,278	Term Loan, 5.50%, Maturing December 31, 2015	$3,312,591

			$119,028,261

Total Senior Floating-Rate Interests
(identified cost $4,581,707,890)			$4,215,909,716

Corporate Bonds & Notes — 0.4%

	Principal
	Amount*
	(000’s omitted)	Security	Value

Building and Development — 0.2%

Grohe Holding GmbH, Variable Rate
EUR	5,000	3.617%, 1/15/14(8)	$6,107,351

			$6,107,351

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc., Sr. Sub. Notes
	1,049	5.00%, 1/29/19(7)	$386,032

			$386,032

Ecological Services and Equipment — 0.0%

Environmental Systems Product Holdings, Inc., Junior Notes
	149	18.00%, 3/31/15(2)(7)	$119,296

			$119,296

Electronics / Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
	6,300	3.034%, 10/15/13	$4,780,125

			$4,780,125

Radio and Television — 0.0%

Ion Media Networks, Inc., Variable Rate
	3,000	0.00%, 1/15/12(5)(9)	$780,000

			$780,000

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
	5,850	3.549%, 6/15/13	$5,469,750

			$5,469,750

Total Corporate Bonds & Notes
(identified cost $21,935,648)			$17,642,554

Asset-Backed Securities — 0.1%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$877	Alzette European CLO SA, Series 2004-1A, Class E2, 7.273%, 12/15/20(10)	$87,732
	2,632	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 6.90%, 6/15/29(9)(10)	2,534,088
	1,044	Avalon Capital Ltd. 3, Series 1A, Class D, 2.357%, 2/24/19(9)(10)	666,258
	1,129	Babson Ltd., Series 2005-1A, Class C1, 2.234%, 4/15/19(9)(10)	731,485
	1,500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.334%, 1/15/19(9)(10)	227,850
	1,500	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.911%, 8/11/16(9)(10)	639,300
	871	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.814%, 3/8/17(10)	514,218
	2,000	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.234%, 1/15/18(9)(10)	1,007,600

Total Asset-Backed Securities
(identified cost $11,496,956)			$6,408,531

Common Stocks — 0.1%

	Shares	Security	Value

Automotive — 0.0%

	105,145	Hayes Lemmerz International, Inc.(11)	$3,775

			$3,775

Building and Development — 0.1%

	23,625	Lafarge Roofing(7)(11)	$0
	231,354	Sanitec Europe OY B Units(7)(11)	316,639
	231,354	Sanitec Europe OY E Units(7)(11)	0

See notes to financial statements

33

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Building and Development (continued)

3,646	United Subcontractors, Inc.(7)(11)	$293,917
22,273	WCI Communities, Inc.(11)	1,559,082

		$2,169,638

Chemicals and Plastics — 0.0%

3,849	Vita Cayman II, Ltd.	$164,267
1,022	Wellman Holdings, Inc.(7)(11)	366,990

		$531,257

Ecological Services and Equipment — 0.0%

2,484	Environmental Systems Products Holdings, Inc.(7)(11)(12)	$34,602

		$34,602

Food Service — 0.0%

193,076	Buffets, Inc.(11)	$1,254,994

		$1,254,994

Home Furnishings — 0.0%

364	Dometic Corp.(7)(11)	$0

		$0

Publishing — 0.0%

5,725	Source Interlink Companies, Inc.(7)(11)	$41,220
30,631	Star Tribune Co. (The)(7)(11)	0

		$41,220

Total Common Stocks
(identified cost $4,469,920)		$4,035,486

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

350	Hayes Lemmerz International, Inc., Series A, Convertible(11)(12)	$91

		$91

Ecological Services and Equipment — 0.0%

1,138	Environmental Systems Products Holdings, Inc., Series A(7)(11)(12)	$91,040

		$91,040

Total Preferred Stocks
(identified cost $37,415)		$91,131

Closed-End Investment Companies — 0.0%

Shares	Security	Value

4,000	Pioneer Floating Rate Trust	$44,040

Total Closed-End Investment Companies
(identified cost $72,148)		$44,040

Short-Term Investments — 4.0%

Interest/
Principal Amount
(000’s omitted)	Description	Value

$165,515	Cash Management Portfolio, 0.00%(13)	$165,515,197
7,299	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/09	$7,298,860

Total Short-Term Investments
(identified cost $172,814,057)		$172,814,057

Total Investments — 102.8%
(identified cost $4,792,534,034)		$4,416,945,515

Less Unfunded Loan Commitments — (1.5)%		$(66,166,734)

Net Investments — 101.3%
(identified cost $4,726,367,300)		$4,350,778,781

Other Assets, Less Liabilities — (1.3)%		$(56,438,713)

Net Assets — 100.0%		$4,294,340,068

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

See notes to financial statements

34

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest payments.

(6)	Defaulted matured security.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $7,100,799 or 0.2% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(11)	Non-income producing security.

(12)	Restricted security (see Note 5).

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

35

Floating Rate Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $4,560,852,103)	$4,185,263,584
Affiliated investment, at value (identified cost, $165,515,197)	165,515,197
Foreign currency, at value (identified cost, $22,498,571)	22,456,682
Interest receivable	15,386,380
Receivable for investments sold	38,387,913
Receivable for open forward foreign currency exchange contracts	1,219,097
Receivable for closed swap contracts	73,813
Prepaid expenses	186,528

Total assets	$4,428,489,194

Liabilities

Payable for investments purchased	$131,259,920
Payable for open forward foreign currency exchange contracts	414,446
Payable to affiliates:
Investment adviser fee	1,903,571
Trustees’ fees	4,208
Accrued expenses	566,981

Total liabilities	$134,149,126

Net Assets applicable to investors’ interest in Portfolio	$4,294,340,068

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$4,668,753,430
Net unrealized depreciation	(374,413,362)

Total	$4,294,340,068

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest	$209,771,896
Dividends	4,840
Interest allocated from affiliated investment	1,053,523
Expenses allocated from affiliated investment	(898,921)

Total investment income	$209,931,338

Expenses

Investment adviser fee	$17,642,597
Trustees’ fees and expenses	50,500
Custodian fee	770,672
Legal and accounting services	1,100,565
Interest expense and fees	674,120
Miscellaneous	247,483

Total expenses	$20,485,937

Deduct —
Reduction of custodian fee	$5,743

Total expense reductions	$5,743

Net expenses	$20,480,194

Net investment income	$189,451,144

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(183,759,510)
Swap contracts	332,259
Foreign currency and forward foreign currency exchange contract transactions	(30,966,324)

Net realized loss	$(214,393,575)

Change in unrealized appreciation (depreciation) —
Investments	$966,507,229
Foreign currency and forward foreign currency exchange contracts	(6,686,629)

Net change in unrealized appreciation (depreciation)	$959,820,600

Net realized and unrealized gain	$745,427,025

Net increase in net assets from operations	$934,878,169

See notes to financial statements

36

Floating Rate Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$189,451,144	$300,321,531
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(214,393,575)	(60,661,120)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	959,820,600	(1,233,858,485)

Net increase (decrease) in net assets from operations	$934,878,169	$(994,198,074)

Capital transactions —
Contributions	$1,462,810,319	$1,218,146,557
Withdrawals	(1,159,558,768)	(4,019,337,678)

Net increase (decrease) in net assets from capital transactions	$303,251,551	$(2,801,191,121)

Net increase (decrease) in net assets	$1,238,129,720	$(3,795,389,195)

Net Assets

At beginning of year	$3,056,210,348	$6,851,599,543

At end of year	$4,294,340,068	$3,056,210,348

See notes to financial statements

37

Floating Rate Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.61%	0.70%	0.58%	0.54%	0.54%
Net investment income	5.41%	6.50%	6.94%	6.44%	4.68%
Portfolio Turnover	35%	7%	61%	50%	57%

Total Return	27.54%	(22.24)%	4.62%	6.36%	4.77%

Net assets, end of year (000’s omitted)	$4,294,340	$3,056,210	$6,851,600	$7,430,493	$6,506,058

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

38

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 65.8%, 16.5%, 12.6%, 2.4% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate

39

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

40

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

41

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to 2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $18,492,605 of which $850,008 was allocated from Cash Management and $17,642,597 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.53% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $1,536,345,479 and $1,181,885,322, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,726,827,921

Gross unrealized appreciation	$59,241,865
Gross unrealized depreciation	(435,291,005)

Net unrealized depreciation	$(376,049,140)

The net unrealized appreciation on foreign currency at October 31, 2009 on federal income tax basis was $1,175,157.

5   Restricted Securities

At October 31, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$34,602

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,138	$19,915		$91,040
Hayes Lemmerz International, Inc., Series A, Convertible	6/23/03	350	17,500		91

Total Restricted Securities			$37,415		$125,733

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

42

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/30/09	British Pound Sterling 60,847,811	United States Dollar 99,434,451	$(414,446)
11/30/09	Euro 192,194,065	United States Dollar 283,880,243	1,054,981
11/30/09	Euro 2,715,000	United States Dollar 4,070,844	75,556
11/30/09	Euro 2,655,000	United States Dollar 3,973,367	66,373
11/30/09	Swiss Franc 13,619,589	United States Dollar 13,300,380	22,187

			$804,651

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,219,097, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives

Forward foreign currency exchange contracts	$1,219,097(1)	$(414,446	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts and Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$(33,309,680	)(1)	$2,948,048	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contracts transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $321,857,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($1 billion prior to March 23, 2009) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either The London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.08% prior to March 23, 2009) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of

43

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

each quarter. Average borrowings and average interest rate for the year ended October 31, 2009 were $7,369,910 and 1.76%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less unfunded loan commitments)	$—	$4,142,913,761	$6,829,221	$4,149,742,982
Corporate Bonds & Notes	—	17,137,226	505,328	17,642,554
Asset-Backed Securities	—	6,408,531	—	6,408,531
Common Stocks	3,775	2,978,343	1,053,368	4,035,486
Preferred Stocks	—	91	91,040	91,131
Closed-End Investment Companies	44,040	—	—	44,040
Short-Term Investments	165,515,197	7,298,860	—	172,814,057

Total Investments	$165,563,012	$4,176,736,812	$8,478,957	$4,350,778,781
Forward Foreign Currency Exchange Contracts	—	1,219,097	—	1,219,097

Total	$165,563,012	$4,177,955,909	$8,478,957	$4,351,997,878

44

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Liability Description	(Level 1)	(Level 2)	(Level 3)	Total

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Liability Description	(Level 1)	(Level 2)	(Level 3)	Total

Forward Foreign Currency Exchange Contracts	$—	$(414,446)	$—	$(414,446)

Total	$—	$(414,446)	$—	$(414,446)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of October 31, 2008	$6,914,981	$107,680	$0	$26,140	$7,048,801
Realized gains (losses)	(5,765,532)	—	—	—	(5,765,532)
Change in net unrealized appreciation (depreciation)*	4,804,968	60,573	(100,916)	64,900	4,829,525
Net purchases (sales)	3,545,627	319,149	1,154,284	—	5,019,060
Accrued discount (premium)	23,796	17,926	—	—	41,722
Net transfers to (from) Level 3	(2,694,619)	—	—	—	(2,694,619)

Balance as of October 31, 2009	$6,829,221	$505,328	$1,053,368	$91,040	$8,478,957

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(4,188,186)	$60,573	$(60,841)	$64,900	$(4,123,554)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

45

Floating Rate Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Floating Rate Portfolio:
We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

46

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”) provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

47

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Floating Rate Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Floating-Rate Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the experience and abilities of such personnel in analyzing factors such as the special considerations relevant to investing in senior floating-rate loans. Specifically, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

48

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

49

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

50

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EMV or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

51

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

52

Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1044-12/09	FRSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

Annual Report October 31, 2009
EATON VANCE FLOATING-RATE & HIGH INCOME
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager
•	During the year ending October 31, 2009, global credit markets experienced unprecedented volatility in the early months of the period but staged a remarkable turnaround beginning in January 2009. In the first two months of the period, there was little doubt that a recession would bring higher default rates; but it was difficult to reconcile bank loan and high-yield bond prices with market fundamentals. By the turn of the New Year, however, the markets began to rebound as credit spreads tightened from record levels and investors returned to the credit markets.
•	The loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index) returned 46.90% for the first 10 months of 2009, the highest 10-month performance in the history of the asset class. For the fiscal year, this Index returned 30.44%.[1] Performance was driven by a combination of technical factors, which improved the market’s supply and demand picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. The default rate in the S&P/LSTA Leveraged Loan Index reached 12.0% as of October 31, 2009—near historical post-recession peaks.
•	The high-yield market also had strong performance during 2009. The BofA Merrill Lynch U.S. High Yield Index returned 48.79% for the 12-months ending October 31, 2009.[1] High-yield spreads—the additional yield over Treasury bonds of comparable maturity—narrowed significantly, from a record level of over 2,000 (20.00%) basis points in mid-December 2008 to 760 (7.6%) as of October 31, 2009. Lower-quality paper led performance in 2009, with CCC-rated issues performing the best, followed by BB-rated and B-rated bonds. The new-issue market remained strong, with the year-to-date total at almost $110 billion in new issues, which is roughly three times the amount of issuance during the first nine months of 2008. Defaults among high-yield issuers continued to increase, as Moody’s Investors Service, Inc., reported speculative-grade defaults hitting 12.4% at the end of October 2009. This compares closely with historical peaks in the past recessions of 11.01% in January 2002 and 12.07% in 1991.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas J. Huggins, CFA
Co-Portfolio Manager
•	The Fund’s2 investment objective is to provide a high level of current income. The Fund currently seeks its objective by investing at least 65% of its total assets in Floating Rate Portfolio and not more than 20% of its total assets in High Income Opportunities Portfolio. The Portfolios are separate registered investment companies managed by Eaton Vance or its affiliates. As of October 31, 2009, the Fund was 89.6% invested in Floating Rate Portfolio and 10.4% invested in High Income Opportunities Portfolio.
Total Return Performance
10/31/08 — 10/31/09

Advisers Class[3]	28.05%
Class A3	28.18
Class B3	27.14
Class C3	26.98
Class I3	28.31
S&P/LSTA Leveraged Loan Index[1]	30.44
See page 4 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans/high-yield bonds constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]	The Fund currently invests in separate registered investment companies, Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios). References to investments are to the Portfolios’ holdings.

[3]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Floating Rate Portfolio’s floating-rate loan investments included 421 borrowers as of October 31, 2009, with an average loan size of 0.23% of total investments, and no industry constituting more than 9.1% of total investments. Health care, business equipment and services, and cable and satellite television were among the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•	Floating Rate Portfolio’s larger, higher-quality loans helped its performance in the earlier part of 2009 as these loans were the first to benefit from price recovery. However, the past six months witnessed a “junk rally,” with the market’s lowest-quality loans skyrocketing back to life. As a result, the Portfolio’s relative underweight to the lowest-quality loans, including second-lien loans and those rated below CCC, detracted slightly from relative performance in the second half of the period.

•	Floating Rate Portfolio had a 9% exposure to European loans as of October 31, 2009. The Portfolio’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the credit market turmoil, we believe it offers attractive appreciation opportunity at current price levels.

•	In terms of industry sectors, Floating Rate Portfolio’s relative overweight to the cable and satellite television, leisure goods, activities and movies, and business equipment and services industries benefited relative performance. Detractors included underweights to the automotive, lodging and casino industries. The Portfolio’s diversification was an important risk mitigator during the fiscal year.

•	High Income Opportunities Portfolio posted a strong absolute return for the period but came up short of its primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the High Yield Index). The Portfolio underperformed the High Yield Index security selection and an overweighting in the high-yield debt of gaming companies, which struggled, especially during the first half of the fiscal year. Also detracting from relative results were conservative allocations to various financial services industries — including banks and thrifts, insurance and diversified financials — as well as underexposure to automotive and auto parts, all of which put up strong returns during the period. While the Fund’s absolute performance benefited from its investments in these strong performing groups, maintaining underweighed allocations to these industries took a toll in relative terms.

•	On the upside, High Income Opportunities Portfolio offset some of its index-lagging performance through a sizable overweighting in CCC bonds. In addition, the Portfolio’s performance versus the Index benefited from strong security selection within the telecommunications and cable/satellite television industries. Finally, an overweighting and favorable selection in the resurgent super retail group aided relative returns, as did an underweighting and security selection in the utilities segment, which underperformed the market.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009
FUND STATISTICS
Portfolio Composition
Top 10 Holdings1
By total investments

Community Health Systems, Inc.	1.3%
UPC Broadband Holding B.V.	1.2
HCA, Inc.	1.2
Intelsat Corp.	1.2
SunGard Data Systems, Inc.	1.2
Rite Aid Corp.	1.2
Georgia-Pacific Corp.	1.2
Aramark Corp.	1.0
Nielsen Finance, LLC	1.0
Univision Communications, Inc.	1.0

[1]	Top 10 Holdings represented 11.5% of Floating Rate Portfolio’s total investments as of 10/31/09.
Top Five Industries2
By total investments

Health Care	9.1%
Business Equipment and Services	7.9
Cable and Satellite Television	7.1
Publishing	6.5
Radio and Television	5.3

[2]	Industries are shown as a percentage of Floating Rate Portfolio’s total investments as of 10/31/09.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	1.9%
Ba	37.0
B	35.4
Ca	0.8
Caa	5.5
Defaulted	7.5
Non-Rated[4]	11.9

[3]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects Floating Rate Portfolio’s total loan investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[4]	Certain loans in which Floating Rate Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Advisers
	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EAFHX	EVFHX	EBFHX	ECFHX	EIFHX

Average Annual Total Returns (at net asset value)
One year	28.05%	28.18%	27.14%	26.98%	28.31%
Five years	2.64	2.67	1.91	1.88	2.91
Life of Fund	3.52	3.43	2.80	2.78	3.77

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	28.05%	25.24%	22.14%	25.98%	28.31%
Five years	2.64	2.20	1.59	1.88	2.91
Life of Fund	3.52	3.07	2.80	2.78	3.77

+	Inception Dates — Advisers Class: 9/7/00; Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00

[1]	Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.22%	1.22%	1.97%	1.97%	0.94%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Morningstar Direct. Class B of the Fund commenced operations on 9/5/00. Index data is available as of month end only.

A $10,000 hypothetical investment at net asset value in Class A on 5/7/03, Class C on 9/5/00, Class I on 9/15/00 and Advisers Class on 9/7/00 would have been valued at $12,447 ($12,167 at the maximum offering price), $12,859, $14,020 and $13,727, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Advisers Class	$1,000.00	$1,222.70	$6.50
Class A	$1,000.00	$1,223.30	$6.50
Class B	$1,000.00	$1,218.30	$10.57
Class C	$1,000.00	$1,216.80	$10.67
Class I	$1,000.00	$1,223.80	$5.27

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.40	$5.90
Class A	$1,000.00	$1,019.40	$5.90
Class B	$1,000.00	$1,015.70	$9.60
Class C	$1,000.00	$1,015.60	$9.70
Class I	$1,000.00	$1,020.50	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Advisers Class shares, 1.16% for Class A shares, 1.89% for Class B shares, 1.91% for Class C shares and 0.94% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Floating Rate Portfolio, at value (identified cost, $627,081,369)	$541,030,949
Investment in High Income Opportunities Portfolio, at value (identified cost, $73,012,471)	62,484,981
Receivable for Fund shares sold	2,812,083

Total assets	$606,328,013

Liabilities

Payable for Fund shares redeemed	$1,694,245
Distributions payable	649,718
Payable to affiliates:
Distribution and service fees	248,774
Administration fee	77,287
Trustees’ fees	42
Accrued expenses	216,325

Total liabilities	$2,886,391

Net Assets	$603,441,622

Sources of Net Assets

Paid-in capital	$804,272,148
Accumulated net realized loss from Portfolios	(108,806,825)
Accumulated undistributed net investment income	4,554,209
Net unrealized depreciation from Portfolios	(96,577,910)

Total	$603,441,622

Advisers Class Shares

Net Assets	$134,366,922
Shares Outstanding	16,276,630
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.26

Class A Shares

Net Assets	$180,646,328
Shares Outstanding	20,583,369
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.78
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$8.98

Class B Shares

Net Assets	$28,490,433
Shares Outstanding	3,454,581
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.25

Class C Shares

Net Assets	$183,193,269
Shares Outstanding	22,219,736
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.24

Class I Shares

Net Assets	$76,744,670
Shares Outstanding	9,295,223
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.26

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolios	$38,865,776
Dividends allocated from Portfolios	34,148
Expenses allocated from Portfolios	(3,640,859)

Total investment income from Portfolios	$35,259,065

Expenses

Administration fee	$865,694
Distribution and service fees
Advisers Class	400,665
Class A	372,587
Class B	320,406
Class C	1,624,901
Trustees’ fees and expenses	500
Custodian fee	44,338
Transfer and dividend disbursing agent fees	664,315
Legal and accounting services	21,230
Printing and postage	155,812
Registration fees	87,883
Miscellaneous	22,653

Total expenses	$4,580,984

Net investment income	$30,678,081

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(38,994,839)
Swap contracts	(2,140,340)
Foreign currency and forward foreign currency exchange contract transactions	(4,273,570)

Net realized loss	$(45,408,749)

Change in unrealized appreciation (depreciation) —
Investments	$167,100,590
Swap contracts	1,002,631
Foreign currency and forward foreign currency exchange contracts	(1,254,571)

Net change in unrealized appreciation (depreciation)	$166,848,650

Net realized and unrealized gain	$121,439,901

Net increase in net assets from operations	$152,117,982

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$30,678,081	$55,537,260
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contracts transactions	(45,408,749)	(18,021,629)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	166,848,650	(238,438,222)

Net increase (decrease) in net assets from operations	$152,117,982	$(200,922,591)

Distributions to shareholders —
From net investment income
Advisers Class	$(8,867,720)	$(16,232,328)
Class A	(8,129,409)	(12,836,517)
Class B	(1,604,480)	(3,656,107)
Class C	(7,803,085)	(13,672,901)
Class I	(4,124,494)	(1,641,115)
Tax return of capital
Advisers Class	—	(2,316,847)
Class A	—	(1,832,162)
Class B	—	(521,838)
Class C	—	(1,951,539)
Class I	—	(234,237)

Total distributions to shareholders	$(30,529,188)	$(54,895,591)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$92,788,983	$213,973,459
Class A	47,522,481	48,229,120
Class B	1,164,406	1,344,757
Class C	17,116,952	21,330,674
Class I	81,875,069	23,729,442
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	5,533,021	14,535,766
Class A	5,540,631	10,824,961
Class B	1,040,314	2,659,315
Class C	5,288,416	10,491,392
Class I	1,418,313	1,411,512
Cost of shares redeemed
Advisers Class	(151,561,986)	(465,669,578)
Class A	(62,667,100)	(215,220,489)
Class B	(10,363,388)	(30,030,221)
Class C	(47,672,012)	(156,998,783)
Class I	(49,142,489)	(33,865,338)
Net asset value of shares exchanged
Class A	14,310,799	5,920,180
Class B	(14,310,799)	(5,920,180)
Redemption fees	317,937	791,757

Net decrease in net assets from Fund share transactions	$(61,800,452)	$(552,462,254)

Net increase (decrease) in net assets	$59,788,342	$(808,280,436)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$543,653,280	$1,351,933,716

At end of year	$603,441,622	$543,653,280

Accumulated undistributed net investment income included in net assets

At end of year	$4,554,209	$59,944

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.810	$9.450	$9.690	$9.680	$9.710

Income (Loss) From Operations

Net investment income(1)	$0.390	$0.551	$0.639	$0.597	$0.451
Net realized and unrealized gain (loss)	1.444	(2.662)	(0.233)	0.014	(0.031)

Total income (loss) from operations	$1.834	$(2.111)	$0.406	$0.611	$0.420

Less Distributions

From net investment income	$(0.388)	$(0.469)	$(0.647)	$(0.601)	$(0.451)
Tax return of capital	—	(0.068)	—	—	—

Total distributions	$(0.388)	$(0.537)	$(0.647)	$(0.601)	$(0.451)

Redemption fees(1)	$0.004	$0.008	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.260	$6.810	$9.450	$9.690	$9.680

Total Return(3)	28.05%	(23.29)%	4.29%	6.49%	4.42%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$134,367	$154,101	$469,777	$841,865	$710,286
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.20%	1.22%	1.08%	1.05%	1.05%
Net investment income	5.56%	6.28%	6.63%	6.16%	4.65%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.240	$10.050	$10.300	$10.290	$10.320

Income (Loss) From Operations

Net investment income(1)	$0.413	$0.591	$0.680	$0.631	$0.475
Net realized and unrealized gain (loss)	1.536	(2.838)	(0.243)	0.018	(0.027)

Total income (loss) from operations	$1.949	$(2.247)	$0.437	$0.649	$0.448

Less Distributions

From net investment income	$(0.413)	$(0.498)	$(0.688)	$(0.639)	$(0.479)
Tax return of capital	—	(0.073)	—	—	—

Total distributions	$(0.413)	$(0.571)	$(0.688)	$(0.639)	$(0.479)

Redemption fees(1)	$0.004	$0.008	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.780	$7.240	$10.050	$10.300	$10.290

Total Return(3)	28.18%	(23.31)%	4.35%	6.49%	4.43%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$180,646	$144,591	$361,138	$423,214	$474,435
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.20%	1.22%	1.09%	1.05%	1.05%
Net investment income	5.47%	6.35%	6.63%	6.13%	4.60%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.810	$9.450	$9.680	$9.680	$9.700

Income (Loss) From Operations

Net investment income(1)	$0.348	$0.487	$0.567	$0.520	$0.373
Net realized and unrealized gain (loss)	1.425	(2.661)	(0.223)	0.008	(0.017)

Total income (loss) from operations	$1.773	$(2.174)	$0.344	$0.528	$0.356

Less Distributions

From net investment income	$(0.337)	$(0.414)	$(0.575)	$(0.528)	$(0.377)
Tax return of capital	—	(0.060)	—	—	—

Total distributions	$(0.337)	$(0.474)	$(0.575)	$(0.528)	$(0.377)

Redemption fees(1)	$0.004	$0.008	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.250	$6.810	$9.450	$9.680	$9.680

Total Return(3)	27.14%	(23.84)%	3.63%	5.60%	3.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$28,490	$46,480	$99,812	$134,213	$163,795
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.95%	1.97%	1.84%	1.80%	1.80%
Net investment income	5.03%	5.58%	5.88%	5.37%	3.84%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.810	$9.450	$9.680	$9.680	$9.700

Income (Loss) From Operations

Net investment income(1)	$0.339	$0.488	$0.566	$0.521	$0.374
Net realized and unrealized gain (loss)	1.424	(2.663)	(0.222)	0.007	(0.018)

Total income (loss) from operations	$1.763	$(2.175)	$0.344	$0.528	$0.356

Less Distributions

From net investment income	$(0.337)	$(0.413)	$(0.575)	$(0.528)	$(0.377)
Tax return of capital	—	(0.060)	—	—	—

Total distributions	$(0.337)	$(0.473)	$(0.575)	$(0.528)	$(0.377)

Redemption fees(1)	$0.004	$0.008	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.240	$6.810	$9.450	$9.680	$9.680

Total Return(3)	26.98%	(23.84)%	3.63%	5.59%	3.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$183,193	$177,628	$383,163	$445,987	$525,843
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.95%	1.97%	1.84%	1.80%	1.80%
Net investment income	4.82%	5.59%	5.88%	5.38%	3.85%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$6.820	$9.460	$9.690	$9.690	$9.710

Income (Loss) From Operations

Net investment income(1)	$0.399	$0.563	$0.664	$0.623	$0.474
Net realized and unrealized gain (loss)	1.442	(2.652)	(0.225)	0.003	(0.020)

Total income (loss) from operations	$1.841	$(2.089)	$0.439	$0.626	$0.454

Less Distributions

From net investment income	$(0.405)	$(0.490)	$(0.067)	$(0.626)	$(0.475)
Tax return of capital	—	(0.069)	—	—	—

Total distributions	$(0.405)	$(0.559)	$(0.067)	$(0.626)	$(0.475)

Redemption fees(1)	$0.004	$0.008	$0.001	$0.000 (2)	$0.001

Net asset value — End of year	$8.260	$6.820	$9.460	$9.690	$9.690

Total Return(3)	28.31%	(23.06)%	4.65%	6.65%	4.78%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$76,745	$20,854	$38,044	$52,730	$37,200
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.96%	0.94%	0.84%	0.80%	0.80%
Net investment income	5.69%	6.47%	6.88%	6.42%	4.88%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of High Income Opportunities Portfolio	72%	48%	81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are New York trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Opportunities Portfolio (12.6% and 8.8%, respectively, at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of the High Income Opportunities Portfolio’s financial statements is available on the EDGAR Database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $106,557,918 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($16,168,986), October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023), October 31, 2013 ($2,252,412), October 31, 2015 ($3,277,415), October 31, 2016 ($60,560,805) and October 31, 2017 ($19,014,413).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$30,529,188	$48,038,968
Tax return of capital	$—	$6,856,623

During the year ended October 31, 2009, accumulated net realized loss was decreased by $30,029,546, accumulated undistributed net investment income was increased by $4,345,372 and paid-in capital was decreased by $34,374,918 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, mixed straddles, foreign currency gain (loss), premium amortization, and defaulted bonds. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,458,213
Capital loss carryforward	$(106,557,918)
Net unrealized depreciation	$(99,081,103)
Other temporary differences	$(649,718)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, defaulted bond interest, investments in partnerships, swap contracts, premium amortization and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $865,694. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $35,646 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $4,093 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $400,665 for Advisers Class shares and $372,587 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $240,305 and $1,218,676 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,896,000 and $62,486,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $80,101 and $406,225 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $38,000, $77,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$79,511,639	$169,165,787
High Income Opportunities Portfolio	9,691,456	20,772,305

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2009	2008

Sales	14,220,356	24,724,387
Issued to shareholders electing to receive payments of distributions in Fund shares	793,992	1,670,279
Redemptions	(21,356,638)	(53,470,270)

Net decrease	(6,342,290)	(27,075,604)

	Year Ended October 31,
Class A	2009	2008

Sales	6,378,165	5,204,117
Issued to shareholders electing to receive payments of distributions in Fund shares	742,148	1,177,545
Redemptions	(8,511,074)	(23,010,207)
Exchange from Class B shares	2,011,102	660,099

Net increase (decrease)	620,341	(15,968,446)

	Year Ended October 31,
Class B	2009	2008

Sales	162,901	153,715
Issued to shareholders electing to receive payments of distributions in Fund shares	152,689	308,743
Redemptions	(1,551,755)	(3,497,541)
Exchange to Class A shares	(2,137,629)	(701,040)

Net decrease	(3,373,794)	(3,736,123)

	Year Ended October 31,
Class C	2009	2008

Sales	2,451,173	2,434,136
Issued to shareholders electing to receive payments of distributions in Fund shares	760,690	1,217,278
Redemptions	(7,093,221)	(18,115,003)

Net decrease	(3,881,358)	(14,463,589)

	Year Ended October 31,
Class I	2009	2008

Sales	12,833,266	2,760,229
Issued to shareholders electing to receive payments of distributions in Fund shares	203,543	165,871
Redemptions	(6,801,428)	(3,889,273)

Net increase (decrease)	6,235,381	(963,173)

For the years ended October 31, 2009 and October 31 2008, the Fund received $317,937 and $791,757, respectively, in redemption fees.

8   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2009, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

9   Review of Subsequent Event

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

Qualified Divided Income. The Fund designates $34,148, or up to the maximum amount of such dividends allowable pursuant to the Internal revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 98.2%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 2.1%

AWAS Capital, Inc.
	9,452	Term Loan, 2.06%, Maturing March 22, 2013	$8,743,162
CACI International, Inc.
	4,220	Term Loan, 1.78%, Maturing May 3, 2011	4,156,673
DAE Aviation Holdings, Inc.
	2,852	Term Loan, 4.01%, Maturing July 31, 2014	2,681,186
	2,916	Term Loan, 4.04%, Maturing July 31, 2014	2,741,243
Evergreen International Aviation
	10,729	Term Loan, 12.00%, Maturing October 31, 2011	8,529,949
Hawker Beechcraft Acquisition
	18,956	Term Loan, 2.26%, Maturing March 26, 2014	15,070,326
	1,238	Term Loan, 2.28%, Maturing March 26, 2014	983,927
Hexcel Corp.
	5,625	Term Loan, 6.50%, Maturing May 21, 2014	5,667,187
IAP Worldwide Services, Inc.
	3,326	Term Loan, 9.25%, Maturing December 30, 2012(2)	2,796,828
PGS Solutions, Inc.
	1,920	Term Loan, 2.65%, Maturing February 14, 2013	1,823,731
Spirit AeroSystems, Inc.
	3,748	Term Loan, 2.03%, Maturing December 31, 2011	3,631,301
TransDigm, Inc.
	11,650	Term Loan, 2.29%, Maturing June 23, 2013	11,202,721
Vought Aircraft Industries, Inc.
	7,407	Revolving Loan, 0.50%, Maturing December 22, 2009(3)	7,185,185
	2,778	Term Loan, 7.50%, Maturing December 17, 2011	2,777,778
	3,585	Term Loan, 7.50%, Maturing December 17, 2011	3,593,556
	860	Term Loan, 7.50%, Maturing December 22, 2011	854,945
Wesco Aircraft Hardware Corp.
	7,132	Term Loan, 2.50%, Maturing September 29, 2013	6,766,788

			$89,206,486

Air Transport — 0.3%

Delta Air Lines, Inc.
	11,428	Term Loan, 2.20%, Maturing April 30, 2012	$9,756,655
	5,417	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	4,566,427

			$14,323,082

Automotive — 3.9%

Accuride Corp.
	11,097	Term Loan, 10.00%, Maturing January 31, 2012	$11,044,990
	3,108	Term Loan, Maturing September 30, 2013(4)	3,177,338
Adesa, Inc.
	21,183	Term Loan, 2.50%, Maturing October 18, 2013	20,335,780
Allison Transmission, Inc.
	6,667	Term Loan, 3.01%, Maturing September 30, 2014	5,999,170
Cooper Standard Automotive, Inc.
	915	Revolving Loan, 6.75%, Maturing December 23, 2011	839,149
	5,581	Term Loan, 7.00%, Maturing December 23, 2010	5,120,791
	286	Term Loan, 2.50%, Maturing December 23, 2011	262,245
Dayco Products, LLC
	1,489	DIP Loan, 8.50%, Maturing May 4, 2010	1,508,300
	1,534	DIP Loan, 8.50%, Maturing May 4, 2010	1,538,936
	8,180	Term Loan, 0.00%, Maturing June 21, 2011(5)	3,749,028
Federal-Mogul Corp.
	19,197	Term Loan, 2.19%, Maturing December 27, 2014	14,794,017
	10,522	Term Loan, 2.19%, Maturing December 27, 2015	8,108,173
Financiere Truck (Investissement)
EUR	1,313	Term Loan, 3.41%, Maturing February 15, 2012	1,390,710
Ford Motor Co.
	10,000	Revolving Loan, 2.50%, Maturing December 15, 2013(3)	9,095,000
	6,946	Term Loan, 3.29%, Maturing December 15, 2013	6,207,604
Fraikin, Ltd.
GBP	1,612	Term Loan, 0.93%, Maturing February 15, 2012(3)	1,904,918
GBP	718	Term Loan, 3.28%, Maturing February 15, 2012(3)	848,210
Goodyear Tire & Rubber Co.
	35,256	Term Loan - Second Lien, 2.34%, Maturing April 30, 2010	32,321,938
HLI Operating Co., Inc.
	2,496	DIP Loan, 26.00%, Maturing November 30, 2009(2)	2,521,322

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Automotive (continued)

EUR	425	Term Loan, 11.00%, Maturing May 30, 2014	$46,959
EUR	7,227	Term Loan, 11.50%, Maturing May 30, 2014	1,648,534
Keystone Automotive Operations, Inc.
	6,841	Term Loan, 3.78%, Maturing January 12, 2012	4,190,286
Locafroid Services S.A.S.
EUR	309	Term Loan, 3.47%, Maturing February 15, 2012	327,361
Tenneco Automotive, Inc.
	5,050	Term Loan, 5.75%, Maturing March 17, 2014	4,772,250
TriMas Corp.
	894	Term Loan, 2.52%, Maturing August 2, 2011	823,367
	7,960	Term Loan, 2.50%, Maturing August 2, 2013	7,333,208
TRW Automotive, Inc.
	10,178	Term Loan, 6.25%, Maturing February 2, 2014	10,196,885
United Components, Inc.
	7,456	Term Loan, 2.72%, Maturing June 30, 2010	6,915,496

			$167,021,965

Beverage and Tobacco — 0.3%

Culligan International Co.
	12,320	Term Loan, 2.50%, Maturing November 24, 2014	$9,609,850
Southern Wine & Spirits of America, Inc.
	997	Term Loan, 5.50%, Maturing May 31, 2012	976,194
Van Houtte, Inc.
	116	Term Loan, 2.78%, Maturing July 11, 2014	110,591
	850	Term Loan, 2.78%, Maturing July 11, 2014	810,997

			$11,507,632

Brokers, Dealers and Investment Houses — 0.2%

AmeriTrade Holding Corp.
	9,446	Term Loan, 1.75%, Maturing December 31, 2012	$9,185,723

			$9,185,723

Building and Development — 2.7%

401 North Wabash Venture, LLC
	3,789	Term Loan, 0.00%, Maturing May 7, 2009(6)	$2,841,393
AIMCO Properties, L.P.
	5,627	Term Loan, 1.75%, Maturing March 23, 2011	5,402,250
Beacon Sales Acquisition, Inc.
	4,337	Term Loan, 2.28%, Maturing September 30, 2013	4,092,939
Brickman Group Holdings, Inc.
	5,830	Term Loan, 2.28%, Maturing January 23, 2014	5,504,498
Building Materials Corp. of America
	3,564	Term Loan, 3.00%, Maturing February 22, 2014	3,299,591
Capital Automotive (REIT)
	2,697	Term Loan, 5.75%, Maturing December 14, 2012	2,414,231
Contech Construction Products
	1,767	Term Loan, 2.25%, Maturing January 13, 2013	1,590,457
Epco/Fantome, LLC
	9,460	Term Loan, 2.87%, Maturing November 23, 2010	7,236,900
Forestar USA Real Estate Group, Inc.
	9,442	Revolving Loan, 0.39%, Maturing December 1, 2010(3)	7,930,940
	4,018	Term Loan, 5.10%, Maturing December 1, 2010	3,616,071
Hearthstone Housing Partners II, LLC
	4,347	Revolving Loan, 1.75%, Maturing December 1, 2009(3)	2,896,184
Lafarge Roofing
	637	Term Loan, 2.41%, Maturing July 16, 2014	467,278
	940	Term Loan, 2.66%, Maturing July 16, 2014	689,269
EUR	1,417	Term Loan, 2.29%, Maturing July 16, 2014(2)	1,529,749
EUR	1,415	Term Loan, 3.12%, Maturing July 16, 2014	1,527,472
EUR	1,819	Term Loan, 5.00%, Maturing April 16, 2015(2)	1,305,019
LNR Property Corp.
	8,208	Term Loan, 3.75%, Maturing July 3, 2011	6,525,629
Mueller Water Products, Inc.
	6,328	Term Loan, 5.78%, Maturing May 24, 2014	6,195,990
NCI Building Systems, Inc.
	3,056	Term Loan, 4.03%, Maturing June 18, 2010	2,845,825
November 2005 Land Investors
	610	Term Loan, 0.00%, Maturing May 9, 2011(5)	207,292
Panolam Industries Holdings, Inc.
	4,680	Term Loan, 5.00%, Maturing September 30, 2012	4,223,335
Re/Max International, Inc.
	8,620	Term Loan, 6.50%, Maturing December 17, 2012	8,447,695
Realogy Corp.
	2,817	Term Loan, 3.24%, Maturing September 1, 2014	2,368,506
	10,464	Term Loan, 3.29%, Maturing September 1, 2014	8,797,301
Sanitec Europe OY
EUR	3,470	Term Loan, 2.50%, Maturing June 25, 2016	3,540,911
South Edge, LLC
	8,795	Term Loan, 0.00%, Maturing October 31, 2009(6)	2,704,353

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Building and Development (continued)

Standard Pacific Corp.
	4,680	Term Loan, 2.19%, Maturing May 5, 2013	$3,907,800
WCI Communities, Inc.
	3,660	Term Loan, 10.00%, Maturing September 3, 2014	3,138,098
	9,911	Term Loan, 10.00%, Maturing September 3, 2014	9,786,687

			$115,033,663

Business Equipment and Services — 8.2%

Activant Solutions, Inc.
	8,237	Term Loan, 2.31%, Maturing May 1, 2013	$7,681,448
Acxiom Corp.
	8,845	Term Loan, 2.24%, Maturing September 15, 2012	8,801,236
Affiliated Computer Services
	10,037	Term Loan, 2.24%, Maturing March 20, 2013	9,931,565
	5,871	Term Loan, 2.24%, Maturing March 20, 2013	5,809,666
Affinion Group, Inc.
	5,000	Revolving Loan, 0.53%, Maturing October 17, 2011(3)	4,387,500
	16,134	Term Loan, 2.74%, Maturing October 17, 2012	15,516,430
Education Management, LLC
	11,302	Term Loan, 2.06%, Maturing June 1, 2013	10,622,072
Info USA, Inc.
	815	Term Loan, 2.29%, Maturing February 14, 2012	788,846
	1,796	Term Loan, 2.29%, Maturing February 14, 2012	1,737,631
Information Resources, Inc.
	4,422	Term Loan, 2.14%, Maturing May 7, 2014	4,190,075
Intergraph Corp.
	3,350	Term Loan, 2.37%, Maturing May 29, 2014	3,213,449
iPayment, Inc.
	11,663	Term Loan, 2.27%, Maturing May 10, 2013	10,656,911
Kronos, Inc.
	10,309	Term Loan, 2.28%, Maturing June 11, 2014	9,729,543
Language Line, Inc.
	6,235	Term Loan, 5.50%, Maturing June 11, 2011	6,235,467
	12,325	Term Loan, Maturing October 30, 2015(4)	12,332,703
Mitchell International, Inc.
	1,990	Term Loan, 2.31%, Maturing March 28, 2014	1,803,253
	1,500	Term Loan - Second Lien, 5.56%, Maturing March 28, 2015	1,020,000
N.E.W. Holdings I, LLC
	9,167	Term Loan, 2.74%, Maturing May 22, 2014	8,587,917
Protection One, Inc.
	10,574	Term Loan, 2.49%, Maturing March 31, 2012	10,118,122
Quintiles Transnational Corp.
	10,000	Revolving Loan, 0.25%, Maturing March 31, 2012(3)	9,284,000
	13,404	Term Loan, 2.28%, Maturing March 31, 2013	12,792,083
Sabre, Inc.
	30,770	Term Loan, 2.49%, Maturing September 30, 2014	26,711,975
Safenet, Inc.
	3,910	Term Loan, 2.75%, Maturing April 12, 2014	3,668,069
Serena Software, Inc.
	7,061	Term Loan, 2.32%, Maturing March 10, 2013	6,539,914
Sitel (Client Logic)
	6,866	Term Loan, 5.77%, Maturing January 29, 2014	5,973,293
EUR	941	Term Loan, 5.93%, Maturing January 29, 2014	1,135,594
Solera Holdings, LLC
	3,755	Term Loan, 2.06%, Maturing May 15, 2014	3,607,286
EUR	2,969	Term Loan, 2.50%, Maturing May 15, 2014	4,237,919
SunGard Data Systems, Inc.
	7,420	Term Loan, 1.99%, Maturing February 11, 2013	6,986,141
	3,440	Term Loan, 6.75%, Maturing February 28, 2014	3,483,253
	42,536	Term Loan, 4.07%, Maturing February 28, 2016	41,389,460
Ticketmaster
	8,000	Term Loan, 3.55%, Maturing July 22, 2014	7,880,000
Transaction Network Services, Inc.
	3,919	Term Loan, 9.50%, Maturing May 4, 2012	3,958,163
Travelport, LLC
	10,753	Term Loan, 2.78%, Maturing August 23, 2013	9,803,979
	13,317	Term Loan, 2.78%, Maturing August 23, 2013	12,152,139
	4,672	Term Loan, 2.78%, Maturing August 23, 2013	4,263,334
EUR	2,106	Term Loan, 3.24%, Maturing August 23, 2013	2,773,633
	2,494	Term Loan, 10.50%, Maturing August 23, 2013	2,535,313
Valassis Communications, Inc.
	736	Term Loan, 2.04%, Maturing March 2, 2014	688,617
	4,361	Term Loan, 2.04%, Maturing March 2, 2014	4,081,522
VWR International, Inc.
	16,633	Term Loan, 2.74%, Maturing June 28, 2013	15,219,481
West Corp.
	12,166	Term Loan, 2.62%, Maturing October 24, 2013	11,198,859
	17,672	Term Loan, 4.12%, Maturing July 15, 2016	16,651,209

			$350,179,070

Cable and Satellite Television — 7.3%

Atlantic Broadband Finance, LLC
	9,403	Term Loan, 6.75%, Maturing June 8, 2013	$9,379,923
	350	Term Loan, 2.54%, Maturing September 1, 2013	345,175

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

Bresnan Broadband Holdings, LLC
	1,493	Term Loan, 2.29%, Maturing March 29, 2014	$1,437,774
	15,474	Term Loan, 2.42%, Maturing March 29, 2014	14,906,367
Cequel Communications, LLC
	38,664	Term Loan, 2.24%, Maturing November 5, 2013	37,020,778
Charter Communications Operating, Inc.
	45,219	Term Loan, 6.25%, Maturing April 28, 2013	41,229,789
CSC Holdings, Inc.
	14,767	Term Loan, 2.05%, Maturing March 29, 2013	14,086,273
CW Media Holdings, Inc.
	4,962	Term Loan, 3.53%, Maturing February 15, 2015	4,614,684
DirectTV Holdings, LLC
	1,975	Term Loan, 5.25%, Maturing April 13, 2013	1,978,079
Foxco Acquisition Sub., LLC
	5,534	Term Loan, 7.50%, Maturing July 2, 2015	5,056,699
Insight Midwest Holdings, LLC
	26,316	Term Loan, 2.29%, Maturing April 6, 2014	25,080,334
MCC Iowa, LLC
	394	Term Loan, 1.73%, Maturing March 31, 2010	390,246
	7,656	Term Loan, 1.98%, Maturing January 31, 2015	7,043,305
	7,780	Term Loan, 1.98%, Maturing January 31, 2015	7,157,600
Mediacom Illinois, LLC
	1,620	Term Loan, 1.48%, Maturing September 30, 2012	1,506,600
	14,176	Term Loan, 1.73%, Maturing January 31, 2015	13,035,662
	3,000	Term Loan, 5.50%, Maturing March 31, 2017	3,015,000
NTL Investment Holdings, Ltd.
GBP	3,500	Term Loan - Second Lien, 3.62%, Maturing March 30, 2013	5,331,495
ProSiebenSat.1 Media AG
EUR	1,887	Term Loan, Maturing June 26, 2014(4)	2,320,919
EUR	113	Term Loan, Maturing July 2, 2014(4)	143,514
EUR	2,020	Term Loan, 3.53%, Maturing March 2, 2015	1,989,790
EUR	729	Term Loan, 2.73%, Maturing June 26, 2015	908,338
EUR	15,457	Term Loan, 2.73%, Maturing June 26, 2015	19,250,130
EUR	2,020	Term Loan, 3.78%, Maturing March 2, 2016	1,989,790
UPC Broadband Holding B.V.
	7,083	Term Loan, 2.00%, Maturing December 31, 2014	6,642,839
	4,842	Term Loan, 3.75%, Maturing December 31, 2016	4,660,863
EUR	19,765	Term Loan, 4.19%, Maturing December 31, 2016	26,760,394
EUR	10,790	Term Loan, 4.44%, Maturing December 31, 2017	14,675,363
Virgin Media Investment Holding
GBP	2,000	Term Loan, Maturing March 2, 2012(4)	3,203,420
	7,994	Term Loan, 3.78%, Maturing March 30, 2012	7,963,901
GBP	2,224	Term Loan, 4.40%, Maturing March 30, 2012	3,544,651
GBP	3,638	Term Loan, 4.40%, Maturing March 30, 2012	5,797,625
GBP	1,130	Term Loan, 4.43%, Maturing March 30, 2012	1,801,099
YPSO Holding SA
EUR	3,159	Term Loan, 2.68%, Maturing July 28, 2014	3,599,311
EUR	5,155	Term Loan, 2.68%, Maturing July 28, 2014	5,872,561
EUR	8,186	Term Loan, 2.68%, Maturing July 28, 2014	9,326,637

			$313,066,928

Chemicals and Plastics — 5.1%

Arizona Chemical, Inc.
EUR	2,814	Term Loan, 2.82%, Maturing February 28, 2013	$3,934,013
Ashland, Inc.
	3,458	Term Loan, 6.50%, Maturing May 20, 2014	3,484,031
	1,298	Term Loan, 7.65%, Maturing November 20, 2014	1,321,094
Brenntag Holding GmbH and Co. KG
	10,877	Term Loan, 2.25%, Maturing December 23, 2013	10,360,709
	3,477	Term Loan, 2.29%, Maturing December 23, 2013	3,311,752
EUR	3,434	Term Loan, 2.88%, Maturing December 23, 2013	4,889,331
EUR	230	Term Loan - Second Lien, 5.02%, Maturing June 23, 2015	320,635
EUR	770	Term Loan - Second Lien, 5.02%, Maturing June 23, 2015	1,073,754
British Vita UK, Ltd.
EUR	1,196	Term Loan, 5.78%, Maturing June 30, 2014(2)	1,208,583
Celanese Holdings, LLC
	10,176	Term Loan, 2.00%, Maturing April 2, 2014	9,562,083
	13,433	Term Loan, 2.04%, Maturing April 2, 2014	12,599,228
Cognis GmbH
EUR	1,249	Term Loan, 2.77%, Maturing September 15, 2013	1,677,343
EUR	4,276	Term Loan, 2.77%, Maturing September 15, 2013	5,744,980
Columbian Chemicals Acquisition
	8,627	Term Loan, 6.31%, Maturing March 16, 2013	7,365,464
Ferro Corp.
	13,520	Term Loan, 6.29%, Maturing June 6, 2012	12,877,833
First Chemical Holding
EUR	575	Term Loan, 3.32%, Maturing December 18, 2014	619,890
EUR	575	Term Loan, 3.82%, Maturing December 18, 2015	619,890
Georgia Gulf Corp.
	5,068	Term Loan, 10.00%, Maturing October 3, 2013	5,070,261

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Hexion Specialty Chemicals, Inc.
EUR	1,105	Term Loan, 2.95%, Maturing May 5, 2012	$1,266,405
	9,600	Term Loan, 2.25%, Maturing May 5, 2013	6,480,000
	2,936	Term Loan, 2.56%, Maturing May 5, 2013	2,334,392
	13,520	Term Loan, 2.56%, Maturing May 5, 2013	10,748,060
	2,481	Term Loan, 2.75%, Maturing May 5, 2013	1,966,540
Huntsman International, LLC
	7,500	Revolving Loan, 0.91%, Maturing August 16, 2010(3)	6,890,625
	18,328	Term Loan, 1.99%, Maturing August 16, 2012	16,783,144
INEOS Group
EUR	150	Term Loan, Maturing December 14, 2011(4)	188,284
EUR	150	Term Loan, Maturing December 14, 2011(4)	188,284
EUR	2,911	Term Loan, 5.52%, Maturing December 14, 2011	3,648,230
EUR	2,912	Term Loan, 6.02%, Maturing December 14, 2011	3,649,514
	3,872	Term Loan, 7.00%, Maturing December 14, 2012	3,339,481
	9,968	Term Loan, 7.50%, Maturing December 14, 2013	8,552,579
	9,968	Term Loan, 10.00%, Maturing December 14, 2014	8,552,579
ISP Chemco, Inc.
	8,516	Term Loan, 2.00%, Maturing June 4, 2014	8,082,544
Kranton Polymers, LLC
	15,980	Term Loan, 2.31%, Maturing May 12, 2013	15,205,219
MacDermid, Inc.
	3,082	Term Loan, 2.24%, Maturing April 12, 2014	2,619,606
Millenium Inorganic Chemicals
	6,645	Term Loan, 2.53%, Maturing April 30, 2014	6,113,116
Momentive Performance Material
	4,900	Term Loan, 2.56%, Maturing December 4, 2013	4,102,001
Nalco Co.
	3,035	Term Loan, 6.50%, Maturing May 6, 2016	3,091,651
Rockwood Specialties Group, Inc.
EUR	653	Term Loan, 5.00%, Maturing July 30, 2011	917,657
	19,572	Term Loan, 6.00%, Maturing May 15, 2014	19,848,843

			$220,609,628

Clothing / Textiles — 0.3%

Hanesbrands, Inc.
	6,512	Term Loan, 5.03%, Maturing September 5, 2013	$6,550,460
	5,000	Term Loan - Second Lien, 3.99%, Maturing March 5, 2014	4,843,750
St. John Knits International, Inc.
	3,861	Term Loan, 9.25%, Maturing March 23, 2012	3,127,584

			$14,521,794

Conglomerates — 3.0%

Amsted Industries, Inc.
	10,020	Term Loan, 2.29%, Maturing October 15, 2010	$9,193,785
	6,753	Term Loan, 2.40%, Maturing April 5, 2013	6,195,633
Doncasters (Dunde HoldCo 4 Ltd.)
GBP	659	Term Loan, 3.02%, Maturing July 13, 2015	878,856
GBP	659	Term Loan, 3.52%, Maturing July 13, 2015	878,856
	3,595	Term Loan, 4.24%, Maturing July 13, 2015	2,921,189
	3,595	Term Loan, 4.74%, Maturing July 13, 2015	2,921,189
GenTek, Inc.
	3,285	Term Loan, Maturing February 25, 2011(4)	3,303,689
	1,715	Term Loan, Maturing February 28, 2011(4)	1,724,436
	2,125	Term Loan, Maturing October 29, 2014(4)	2,140,051
Jarden Corp.
	3,481	Term Loan, 2.03%, Maturing January 24, 2012	3,359,406
	8,467	Term Loan, 2.03%, Maturing January 24, 2012	8,189,549
	1,542	Term Loan, 2.78%, Maturing January 24, 2012	1,513,974
Johnson Diversey, Inc.
	1,993	Term Loan, 2.48%, Maturing December 16, 2010	1,984,707
	7,883	Term Loan, 2.48%, Maturing December 16, 2011	7,850,920
Manitowoc Company, Inc. (The)
	15,616	Term Loan, 7.50%, Maturing August 21, 2014	15,401,162
Polymer Group, Inc.
	1,000	Revolving Loan, 0.74%, Maturing November 22, 2010(3)	850,000
	1,830	Term Loan, 2.50%, Maturing November 22, 2012	1,820,483
	14,060	Term Loan, 7.00%, Maturing November 22, 2014	14,095,227
RBS Global, Inc.
	5,551	Term Loan, 2.50%, Maturing July 19, 2013	5,323,911
	19,195	Term Loan, 2.79%, Maturing July 19, 2013	18,490,726
RGIS Holdings, LLC
	729	Term Loan, 2.75%, Maturing April 30, 2014	649,616
	14,578	Term Loan, 2.77%, Maturing April 30, 2014	12,992,330
US Investigations Services, Inc.
	2,940	Term Loan, 3.29%, Maturing February 21, 2015	2,739,951
Vertrue, Inc.
	4,449	Term Loan, 3.29%, Maturing August 16, 2014	3,681,486

			$129,101,132

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Containers and Glass Products — 3.1%

Berry Plastics Corp.
	20,393	Term Loan, 2.30%, Maturing April 3, 2015	$17,571,642
Celanese AG
EUR	975	Term Loan, 2.50%, Maturing April 6, 2011	1,352,355
Consolidated Container Co.
	5,821	Term Loan, 2.50%, Maturing March 28, 2014	5,417,917
Crown Americas, Inc.
	1,407	Term Loan, 2.00%, Maturing November 15, 2012	1,379,542
	4,703	Term Loan, 2.00%, Maturing November 15, 2012	4,612,387
EUR	4,365	Term Loan, 2.18%, Maturing November 15, 2012	6,206,954
Graham Packaging Holdings Co.
	4,804	Term Loan, 2.55%, Maturing October 7, 2011	4,699,176
	19,095	Term Loan, 6.75%, Maturing April 5, 2014	19,143,031
Graphic Packaging International, Inc.
	27,563	Term Loan, 2.28%, Maturing May 16, 2014	26,273,710
	3,448	Term Loan, 3.03%, Maturing May 16, 2014	3,318,219
JSG Acquisitions
EUR	1,689	Term Loan, 4.00%, Maturing December 31, 2014	2,395,484
EUR	1,692	Term Loan, 4.11%, Maturing December 31, 2014	2,399,068
OI European Group B.V.
EUR	12,065	Term Loan, 1.93%, Maturing June 14, 2013	17,014,945
Owens-Brockway Glass Container
	4,097	Term Loan, 1.74%, Maturing June 14, 2013	4,002,688
Smurfit-Stone Container Corp.
	657	DIP Loan, 10.00%, Maturing August 6, 2010	660,631
	7,935	Revolving Loan, 2.84%, Maturing July 28, 2010	7,776,471
	2,632	Revolving Loan, 3.06%, Maturing July 28, 2010	2,579,219
	1,033	Term Loan, 2.50%, Maturing November 1, 2011	1,003,874
	1,813	Term Loan, 2.50%, Maturing November 1, 2011	1,765,742
	3,416	Term Loan, 2.50%, Maturing November 1, 2011	3,320,309
	1,593	Term Loan, 4.50%, Maturing November 1, 2011	1,551,583

			$134,444,947

Cosmetics / Toiletries — 0.2%

American Safety Razor Co.
	3,382	Term Loan, 2.54%, Maturing July 31, 2013	$3,221,352
Bausch & Lomb, Inc.
	382	Term Loan, 3.52%, Maturing April 30, 2015	364,889
	1,573	Term Loan, 3.53%, Maturing April 30, 2015	1,502,579
Prestige Brands, Inc.
	5,100	Term Loan, 2.49%, Maturing April 7, 2011	5,010,954

			$10,099,774

Drugs — 0.6%

Graceway Pharmaceuticals, LLC
	15,351	Term Loan, 2.99%, Maturing May 3, 2012	$10,822,562
Pharmaceutical Holdings Corp.
	2,205	Term Loan, 3.50%, Maturing January 30, 2012	2,089,180
Warner Chilcott Corp.
	4,562	Term Loan, Maturing October 30, 2014(4)	4,576,193
	1,597	Term Loan, Maturing April 30, 2015(4)	1,601,667
	2,281	Term Loan, Maturing April 30, 2015(4)	2,288,096
	5,018	Term Loan, Maturing April 30, 2015(4)	4,967,563

			$26,345,261

Ecological Services and Equipment — 0.6%

Big Dumpster Merger Sub, Inc.
	668	Term Loan, 2.50%, Maturing February 5, 2013	$435,644
Blue Waste B.V. (AVR Acquisition)
EUR	2,000	Term Loan, 2.68%, Maturing April 1, 2015	2,724,026
Environmental Systems Products Holdings, Inc.
	417	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	373,050
Kemble Water Structure, Ltd.
GBP	13,150	Term Loan - Second Lien, 4.49%, Maturing October 13, 2013	16,610,763
Sensus Metering Systems, Inc.
	7,391	Term Loan, 7.00%, Maturing June 3, 2013	7,418,416
Wastequip, Inc.
	281	Term Loan, 2.50%, Maturing February 5, 2013	183,429

			$27,745,328

Electronics / Electrical — 3.0%

Aspect Software, Inc.
	3,502	Term Loan, 3.31%, Maturing July 11, 2011	$3,212,819
Fairchild Semiconductor Corp.
	9,169	Term Loan, 1.75%, Maturing June 26, 2013	8,635,707
FCI International S.A.S.
	331	Term Loan, 3.41%, Maturing November 1, 2013	301,842
	552	Term Loan, 3.41%, Maturing November 1, 2013	503,458
	552	Term Loan, 3.41%, Maturing November 1, 2013	503,458
	573	Term Loan, 3.41%, Maturing November 1, 2013	522,952
	992	Term Loan, 3.41%, Maturing November 1, 2013	905,384

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

Freescale Semiconductor, Inc.
	29,815	Term Loan, 2.00%, Maturing December 1, 2013	$24,307,655
Infor Enterprise Solutions Holdings
EUR	2,917	Term Loan, 3.43%, Maturing July 28, 2012	3,837,353
	7,173	Term Loan, 4.00%, Maturing July 28, 2012	6,330,083
	19,323	Term Loan, 4.00%, Maturing July 28, 2012	17,052,855
Network Solutions, LLC
	9,452	Term Loan, 2.78%, Maturing March 7, 2014	8,507,168
Open Solutions, Inc.
	10,132	Term Loan, 2.41%, Maturing January 23, 2014	8,224,110
Sensata Technologies Finance Co.
	18,483	Term Loan, 2.03%, Maturing April 27, 2013	15,912,610
Spectrum Brands, Inc.
	804	Term Loan, 8.00%, Maturing March 30, 2013	788,014
	15,635	Term Loan, 8.00%, Maturing March 30, 2013	15,330,400
SS&C Technologies, Inc.
	3,028	Term Loan, 2.28%, Maturing November 23, 2012	2,906,436
Vertafore, Inc.
	11,266	Term Loan, 5.50%, Maturing July 31, 2014	11,097,061
	1,975	Term Loan, 7.50%, Maturing July 31, 2014	1,928,094

			$130,807,459

Equipment Leasing — 0.0%

Hertz Corp.
	8	Term Loan, 2.00%, Maturing December 21, 2012	$7,410
	835	Term Loan, 2.04%, Maturing December 21, 2012	781,243

			$788,653

Farming / Agriculture — 0.3%

BF Bolthouse HoldCo, LLC
	3,717	Term Loan, 2.56%, Maturing December 16, 2012	$3,635,552
Central Garden & Pet Co.
	9,843	Term Loan, 1.75%, Maturing February 28, 2014	9,367,667

			$13,003,219

Financial Intermediaries — 1.6%

Asset Acceptence Capital Corp.
	1,440	Term Loan, 2.54%, Maturing June 5, 2013	$1,396,379
Citco III, Ltd.
	13,812	Term Loan, 2.85%, Maturing June 30, 2014	12,085,550
E.A. Viner International Co.
	395	Term Loan, 4.79%, Maturing July 31, 2013	373,124
Grosvenor Capital Management
	5,729	Term Loan, 2.25%, Maturing December 5, 2013	5,213,526
Jupiter Asset Management Group
GBP	3,644	Term Loan, 2.74%, Maturing June 30, 2015	5,651,191
Lender Processing Services, Inc.
	5,040	Term Loan, 2.74%, Maturing July 2, 2014	5,011,814
LPL Holdings, Inc.
	26,606	Term Loan, 2.01%, Maturing December 18, 2014	25,142,351
Nuveen Investments, Inc.
	3,977	Term Loan, 3.28%, Maturing November 2, 2014	3,444,079
Oxford Acquisition III, Ltd.
	11,051	Term Loan, 2.28%, Maturing May 24, 2014	9,190,512
RJO Holdings Corp. (RJ O’Brien)
	4,007	Term Loan, 3.25%, Maturing July 31, 2014	2,694,619

			$70,203,145

Food Products — 2.9%

Acosta, Inc.
	16,913	Term Loan, 2.50%, Maturing July 28, 2013	$16,119,855
Advantage Sales & Marketing, Inc.
	16,440	Term Loan, 2.29%, Maturing March 29, 2013	15,659,544
American Seafoods Group, LLC
	1,930	Term Loan, 4.03%, Maturing September 30, 2012	1,881,623
BL Marketing, Ltd.
GBP	3,500	Term Loan, 2.52%, Maturing December 31, 2013	5,528,958
GBP	2,500	Term Loan - Second Lien, 3.01%, Maturing June 30, 2015	3,692,811
Dean Foods Co.
	26,531	Term Loan, 1.66%, Maturing April 2, 2014	24,856,063
Dole Food Company, Inc.
	1,691	Term Loan, 7.15%, Maturing April 12, 2013	1,710,605
	2,324	Term Loan, 8.00%, Maturing April 12, 2013	2,351,344
	8,204	Term Loan, 8.00%, Maturing April 12, 2013	8,301,165
MafCo Worldwide Corp.
	733	Term Loan, 2.25%, Maturing December 8, 2011	688,884
Pinnacle Foods Finance, LLC
	4,000	Revolving Loan, 0.90%, Maturing April 2, 2013(3)	2,700,000
	30,959	Term Loan, 3.00%, Maturing April 2, 2014	29,063,083

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Products (continued)

Reddy Ice Group, Inc.
	12,335	Term Loan, 2.00%, Maturing August 9, 2012	$11,039,825

			$123,593,760

Food Service — 2.5%

AFC Enterprises, Inc.
	1,611	Term Loan, 7.00%, Maturing May 11, 2011	$1,623,305
Aramark Corp.
	3,075	Term Loan, 2.14%, Maturing January 26, 2014	2,827,627
	45,618	Term Loan, 2.16%, Maturing January 26, 2014	41,949,126
	973	Term Loan, 2.16%, Maturing January 26, 2014	887,893
	238	Term Loan, 3.25%, Maturing October 22, 2014	228,884
Buffets, Inc.
	5,223	Term Loan, 18.00%, Maturing April 30, 2012	5,334,465
	1,059	Term Loan, 7.53%, Maturing November 1, 2013(2)	931,568
	4,618	Term Loan - Second Lien, 17.78%, Maturing November 1, 2013(2)	4,063,656
CBRL Group, Inc.
	662	Term Loan, 1.96%, Maturing April 27, 2013	638,574
	6,557	Term Loan, 1.98%, Maturing April 27, 2013	6,324,008
JRD Holdings, Inc.
	2,887	Term Loan, 2.50%, Maturing June 26, 2014	2,778,467
Maine Beverage Co., LLC
	1,925	Term Loan, 2.04%, Maturing June 30, 2010	1,780,625
OSI Restaurant Partners, LLC
	1,067	Term Loan, 3.03%, Maturing May 9, 2013	891,841
	12,124	Term Loan, 2.56%, Maturing May 9, 2014	10,130,061
QCE Finance, LLC
	8,894	Term Loan, 2.56%, Maturing May 5, 2013	7,200,119
Sagittarius Restaurants, LLC
	4,299	Term Loan, 9.75%, Maturing March 29, 2013	3,997,974
Selecta
CHF	18,405	Term Loan, 2.88%, Maturing June 28, 2015	13,365,448
SSP Financing, Ltd.
	3,955	Term Loan, 3.18%, Maturing June 15, 2014	2,060,303
	3,955	Term Loan, 3.68%, Maturing June 15, 2015	2,060,303

			$109,074,247

Food / Drug Retailers — 2.4%

General Nutrition Centers, Inc.
	21,691	Term Loan, 2.52%, Maturing September 16, 2013	$20,131,787
Pantry, Inc. (The)
	62	Term Loan, 1.75%, Maturing May 15, 2014	58,516
	6,706	Term Loan, 1.75%, Maturing May 15, 2014	6,358,568
Rite Aid Corp.
	30,610	Term Loan, 2.00%, Maturing June 1, 2014	26,547,666
	13,952	Term Loan, 6.00%, Maturing June 4, 2014	13,114,673
	11,500	Term Loan, 9.50%, Maturing June 4, 2014	11,921,671
Roundy’s Supermarkets, Inc.
	24,418	Term Loan, 6.03%, Maturing November 3, 2011	24,092,049

			$102,224,930

Forest Products — 1.6%

Appleton Papers, Inc.
	11,403	Term Loan, 6.63%, Maturing June 5, 2014	$10,376,581
Georgia-Pacific Corp.
	40,320	Term Loan, 2.32%, Maturing December 20, 2012	38,920,266
	3,931	Term Loan, 2.33%, Maturing December 20, 2012	3,794,356
	8,368	Term Loan, 3.59%, Maturing December 23, 2014	8,328,425
Xerium Technologies, Inc.
	8,852	Term Loan, 5.78%, Maturing May 18, 2012	7,258,745

			$68,678,373

Health Care — 9.3%

1-800 Contacts, Inc.
	3,990	Term Loan, 7.70%, Maturing March 4, 2015	$3,970,000
Accellent, Inc.
	3,096	Term Loan, 2.87%, Maturing November 22, 2012	2,943,568
Alliance Imaging, Inc.
	4,635	Term Loan, 2.86%, Maturing December 29, 2011	4,495,018
American Medical Systems
	4,172	Term Loan, 2.50%, Maturing July 20, 2012	4,056,890
AMN Healthcare, Inc.
	3,191	Term Loan, 2.03%, Maturing November 2, 2011	2,983,136
AMR HoldCo, Inc.
	5,353	Term Loan, 2.25%, Maturing February 10, 2012	5,152,687
Biomet, Inc.
	16,050	Term Loan, 3.28%, Maturing December 26, 2014	15,453,288
EUR	2,915	Term Loan, 3.58%, Maturing December 26, 2014	4,105,465
Cardinal Health 409, Inc.
	14,560	Term Loan, 2.49%, Maturing April 10, 2014	12,696,189

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

Carestream Health, Inc.
	15,489	Term Loan, 2.24%, Maturing April 30, 2013	$14,523,716
Carl Zeiss Vision Holding GmbH
EUR	6,371	Term Loan, 2.93%, Maturing March 23, 2015	6,680,375
Community Health Systems, Inc.
	2,135	Term Loan, 2.49%, Maturing July 25, 2014	1,993,990
	60,842	Term Loan, 2.61%, Maturing July 25, 2014	56,814,618
Concentra, Inc.
	6,860	Term Loan, 2.54%, Maturing June 25, 2014	6,396,867
CRC Health Corp.
	1,877	Term Loan, 2.53%, Maturing February 6, 2013	1,679,803
	3,783	Term Loan, 2.53%, Maturing February 6, 2013	3,385,785
Dako EQT Project Delphi
	1,568	Term Loan, 2.41%, Maturing June 12, 2016	1,286,007
EUR	3,099	Term Loan, 2.81%, Maturing June 12, 2016	3,739,167
DaVita, Inc.
	13,754	Term Loan, 1.76%, Maturing October 5, 2012	13,230,151
DJO Finance, LLC
	4,975	Term Loan, 3.26%, Maturing May 15, 2014	4,806,788
Fenwal, Inc.
	509	Term Loan, 2.62%, Maturing February 28, 2014	445,555
	2,976	Term Loan, 2.62%, Maturing February 28, 2014	2,606,494
Fresenius Medical Care Holdings
	6,630	Term Loan, 1.66%, Maturing March 31, 2013	6,384,198
Hanger Orthopedic Group, Inc.
	3,302	Term Loan, 2.25%, Maturing May 30, 2013	3,140,932
HCA, Inc.
	56,481	Term Loan, 2.53%, Maturing November 18, 2013	52,711,375
Health Management Association, Inc.
	25,193	Term Loan, 2.03%, Maturing February 28, 2014	23,432,575
HealthSouth Corp.
	3,602	Term Loan, 2.55%, Maturing March 10, 2013	3,440,308
	5,000	Term Loan, 2.65%, Maturing March 10, 2013	4,550,000
	2,965	Term Loan, 4.05%, Maturing March 15, 2014	2,905,646
Iasis Healthcare, LLC
	110	Term Loan, 2.24%, Maturing March 14, 2014	104,041
	319	Term Loan, 2.24%, Maturing March 14, 2014	300,640
	30	Term Loan, 2.24%, Maturing March 14, 2014	28,096
Ikaria Acquisition, Inc.
	4,413	Term Loan, 2.51%, Maturing March 28, 2013	4,140,684
IM U.S. Holdings, LLC
	6,520	Term Loan, 2.26%, Maturing June 26, 2014	6,177,395
inVentiv Health, Inc.
	7,903	Term Loan, 2.04%, Maturing July 6, 2014	7,409,145
LifePoint Hospitals, Inc.
	11,291	Term Loan, 2.02%, Maturing April 15, 2012	10,966,149
MultiPlan Merger Corp.
	3,342	Term Loan, 2.75%, Maturing April 12, 2013	3,164,621
	4,891	Term Loan, 2.75%, Maturing April 12, 2013	4,631,969
Mylan, Inc.
	13,000	Term Loan, 3.55%, Maturing October 2, 2014	12,675,000
National Mentor Holdings, Inc.
	8,776	Term Loan, 2.29%, Maturing June 29, 2013	7,904,185
	537	Term Loan, 4.59%, Maturing June 29, 2013	483,729
Nyco Holdings
	5,311	Term Loan, 2.53%, Maturing December 29, 2014	4,925,681
EUR	6,019	Term Loan, 2.93%, Maturing December 29, 2014	8,234,720
	5,311	Term Loan, 3.28%, Maturing December 29, 2015	4,925,681
EUR	6,019	Term Loan, 3.68%, Maturing December 29, 2015	8,234,720
Psychiatric Solutions, Inc.
	985	Term Loan, 2.02%, Maturing May 31, 2014	942,816
RadNet Management, Inc.
	5,913	Term Loan, 4.54%, Maturing November 15, 2012	5,705,608
ReAble Therapeutics Finance, LLC
	8,878	Term Loan, 2.29%, Maturing November 16, 2013	8,478,350
Select Medical Holdings Corp.
	950	Revolving Loan, 0.72%, Maturing February 24, 2010(3)	855,000
	1,082	Term Loan, 4.16%, Maturing August 5, 2014	1,062,175
	8,007	Term Loan, 4.16%, Maturing August 5, 2014	8,026,607
Sunrise Medical Holdings, Inc.
	3,534	Term Loan, 8.25%, Maturing May 13, 2010	2,562,234
TZ Merger Sub., Inc. (TriZetto)
	4,975	Term Loan, 7.50%, Maturing July 24, 2015	4,999,749
Vanguard Health Holding Co., LLC
	11,583	Term Loan, 2.49%, Maturing September 23, 2011	11,322,137
Viant Holdings, Inc.
	1,783	Term Loan, 2.54%, Maturing June 25, 2014	1,738,685

			$400,010,408

Home Furnishings — 1.2%

Dometic Corp.
	914	Term Loan, 1.51%, Maturing December 31, 2014	$754,288
	2,057	Term Loan, 1.51%, Maturing December 31, 2014	1,028,575

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Home Furnishings (continued)

	1,029	Term Loan, 3.76%, Maturing December 31, 2014(2)	$77,143
Hunter Fan Co.
	3,612	Term Loan, 2.75%, Maturing April 16, 2014	2,600,792
Interline Brands, Inc.
	1,323	Term Loan, 1.99%, Maturing June 23, 2013	1,220,596
	5,583	Term Loan, 2.04%, Maturing June 23, 2013	5,150,361
National Bedding Co., LLC
	12,558	Term Loan, 2.28%, Maturing August 31, 2011	11,459,024
	1,500	Term Loan - Second Lien, 5.31%, Maturing August 31, 2012	1,215,000
Oreck Corp.
	4,164	Term Loan, 0.00%, Maturing February 2, 2012(5)(7)	1,495,021
Simmons Co.
	25,024	Term Loan, 10.50%, Maturing December 19, 2011	24,820,797
	2,726	Term Loan, 7.35%, Maturing February 15, 2012(2)	81,773

			$49,903,370

Industrial Equipment — 2.3%

Baxi Group, Ltd.
EUR	3,254	Revolving Loan, 1.00%, Maturing December 27, 2010(3)	$3,567,178
GBP	1,297	Term Loan, 3.66%, Maturing December 27, 2010	1,997,770
	500	Term Loan, Maturing December 27, 2011(4)	470,875
	500	Term Loan, Maturing December 27, 2012(4)	470,875
Brand Energy and Infrastructure Services, Inc.
	9,960	Term Loan, 2.31%, Maturing February 7, 2014	9,013,799
CEVA Group PLC U.S.
	330	Term Loan, 3.24%, Maturing January 4, 2014	278,738
	40	Term Loan, 3.28%, Maturing January 4, 2014	33,051
EUR	640	Term Loan, 3.43%, Maturing January 4, 2014	782,852
EUR	1,086	Term Loan, 3.43%, Maturing January 4, 2014	1,329,371
EUR	1,335	Term Loan, 3.43%, Maturing January 4, 2014	1,633,805
EUR	1,136	Term Loan, 3.74%, Maturing January 4, 2014	1,390,117
EPD Holdings (Goodyear Engineering Products)
	2,361	Term Loan, 2.50%, Maturing July 13, 2014	1,910,621
	12,930	Term Loan, 2.50%, Maturing July 13, 2014	10,465,027
	2,000	Term Loan - Second Lien, 6.00%, Maturing July 13, 2015	1,220,000
Flowserve Corp.
	3,561	Term Loan, 1.81%, Maturing August 10, 2012	3,489,643
Generac Acquisition Corp.
	9,694	Term Loan, 2.78%, Maturing November 7, 2013	8,789,624
Gleason Corp.
	1,518	Term Loan, 2.09%, Maturing June 30, 2013	1,480,105
	1,941	Term Loan, 2.09%, Maturing June 30, 2013	1,892,218
Jason, Inc.
	1,740	Term Loan, 5.03%, Maturing April 30, 2010	913,592
John Maneely Co.
	20,958	Term Loan, 3.51%, Maturing December 8, 2013	19,254,890
KION Group GmbH
EUR	500	Term Loan, Maturing December 23, 2014(4)	509,559
	3,750	Term Loan, 2.49%, Maturing December 23, 2014	2,582,812
EUR	500	Term Loan, Maturing December 23, 2015(4)	509,559
	3,750	Term Loan, 2.74%, Maturing December 23, 2015	2,582,813
Polypore, Inc.
	2,000	Revolving Loan, 0.55%, Maturing July 3, 2013(3)	1,630,000
	17,012	Term Loan, 2.46%, Maturing July 3, 2014	15,927,594
EUR	1,089	Term Loan, 2.64%, Maturing July 3, 2014	1,491,018
TFS Acquisition Corp.
	4,401	Term Loan, 14.00%, Maturing August 11, 2013(2)	2,937,701

			$98,555,207

Insurance — 1.7%

Alliant Holdings I, Inc.
	6,933	Term Loan, 3.28%, Maturing August 21, 2014	$6,465,027
Applied Systems, Inc.
	7,217	Term Loan, 2.74%, Maturing September 26, 2013	6,860,507
CCC Information Services Group, Inc.
	7,302	Term Loan, 2.50%, Maturing February 10, 2013	7,092,467
Conseco, Inc.
	23,033	Term Loan, 6.50%, Maturing October 10, 2013	20,863,743
Crump Group, Inc.
	3,715	Term Loan, 3.25%, Maturing August 4, 2014	3,362,144
Hub International Holdings, Inc.
	1,636	Term Loan, 2.74%, Maturing June 13, 2014	1,442,685
	11,650	Term Loan, 2.74%, Maturing June 13, 2014	10,276,130
	3,525	Term Loan, Maturing June 30, 2014(4)	3,454,500
U.S.I. Holdings Corp.
	2,000	Term Loan, Maturing May 4, 2014(4)	1,950,000
	13,927	Term Loan, 3.04%, Maturing May 4, 2014	12,127,689

			$73,894,892

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies — 5.3%

24 Hour Fitness Worldwide, Inc.
	2,922	Term Loan, 2.77%, Maturing June 8, 2012	$2,736,683
AMC Entertainment, Inc.
	17,353	Term Loan, 1.74%, Maturing January 26, 2013	16,431,004
AMF Bowling Worldwide, Inc.
	2,945	Term Loan, 2.74%, Maturing June 8, 2013	2,513,375
Bombardier Recreational Products
	17,400	Term Loan, 3.00%, Maturing June 28, 2013	12,223,500
Carmike Cinemas, Inc.
	5,213	Term Loan, 3.54%, Maturing May 19, 2012	5,060,038
	6,956	Term Loan, 4.24%, Maturing May 19, 2012	6,751,738
Cedar Fair, L.P.
	2,211	Term Loan, 2.25%, Maturing August 31, 2011	2,129,889
	2,731	Term Loan, 2.24%, Maturing August 30, 2012	2,630,048
	7,447	Term Loan, 4.24%, Maturing February 17, 2014	7,223,252
	3,773	Term Loan, 4.27%, Maturing February 17, 2014	3,659,482
Cinemark, Inc.
	24,097	Term Loan, 2.07%, Maturing October 5, 2013	22,918,339
Dave & Buster’s, Inc.
	815	Term Loan, 2.54%, Maturing March 8, 2013	799,147
	2,055	Term Loan, 2.54%, Maturing March 8, 2013	2,013,779
Deluxe Entertainment Services
	4,576	Term Loan, 2.51%, Maturing January 28, 2011	4,278,378
	271	Term Loan, 2.53%, Maturing January 28, 2011	253,791
	471	Term Loan, 2.53%, Maturing January 28, 2011	440,759
DW Funding, LLC
	2,922	Term Loan, 2.17%, Maturing April 30, 2011	2,556,701
Easton-Bell Sports, Inc.
	5,727	Term Loan, 2.04%, Maturing March 16, 2012	5,433,435
Fender Musical Instruments Corp.
	1,297	Term Loan, 2.54%, Maturing June 9, 2014	1,108,850
	4,523	Term Loan, 2.54%, Maturing June 9, 2014	3,866,767
Mega Blocks, Inc.
	1,867	Term Loan, 9.75%, Maturing July 26, 2012	1,073,323
Metro-Goldwyn-Mayer Holdings, Inc.
	37,477	Term Loan, 0.00%, Maturing April 8, 2012(5)	21,567,755
National CineMedia, LLC
	14,250	Term Loan, 2.05%, Maturing February 13, 2015	13,332,656
Odeon
GBP	624	Term Loan, 2.77%, Maturing April 2, 2015	944,934
GBP	624	Term Loan, 3.65%, Maturing April 2, 2016	944,934
Red Football, Ltd.
GBP	1,576	Term Loan, 3.02%, Maturing August 16, 2014	2,372,985
GBP	1,576	Term Loan, 3.27%, Maturing August 16, 2015	2,372,985
Regal Cinemas Corp.
	18,380	Term Loan, 4.03%, Maturing November 10, 2010	18,257,030
Revolution Studios Distribution Co., LLC
	5,591	Term Loan, 4.00%, Maturing December 21, 2014	5,087,601
Six Flags Theme Parks, Inc.
	12,327	Term Loan, 2.50%, Maturing April 30, 2015	12,090,028
Southwest Sports Group, LLC
	9,500	Term Loan, 6.75%, Maturing December 22, 2010	7,980,000
Universal City Development Partners, Ltd.
	8,996	Term Loan, 6.00%, Maturing June 9, 2011	8,973,597
	15,900	Term Loan, Maturing November 6, 2014(4)	15,661,500
Zuffa, LLC
	4,000	Revolving Loan, 1.75%, Maturing June 19, 2012(3)	3,320,000
	9,142	Term Loan, 2.31%, Maturing June 20, 2016	8,250,508

			$227,258,791

Lodging and Casinos — 2.6%

Choctaw Resort Development Enterprise
	2,308	Term Loan, 4.00%, Maturing November 4, 2011	$2,296,752
Full Moon Holdco 3, Ltd.
GBP	1,500	Term Loan, 3.86%, Maturing November 20, 2014	2,158,243
GBP	1,500	Term Loan, 4.36%, Maturing November 20, 2015	2,158,243
Gala Electric Casinos, Ltd.
GBP	1,000	Term Loan, Maturing December 12, 2013(4)	1,440,145
GBP	1,000	Term Loan, Maturing December 12, 2014(4)	1,440,247
Green Valley Ranch Gaming, LLC
	6,961	Term Loan, 2.29%, Maturing February 16, 2014	4,916,555
Harrah’s Operating Co.
	4,051	Term Loan, 3.28%, Maturing January 28, 2015	3,232,577
	2,391	Term Loan, 3.28%, Maturing January 28, 2015	1,910,913
	8,000	Term Loan, 9.50%, Maturing October 31, 2016	7,837,776
Herbst Gaming, Inc.
	2,319	Term Loan, 0.00%, Maturing December 2, 2011(5)	1,288,868
	6,245	Term Loan, 0.00%, Maturing December 2, 2011(5)	3,471,064
Isle of Capri Casinos, Inc.
	535	Term Loan, 1.99%, Maturing November 30, 2013	503,711
	3,562	Term Loan, 1.99%, Maturing November 30, 2013	3,353,584

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

	5,436	Term Loan, 2.03%, Maturing November 30, 2013	$5,117,665
LodgeNet Entertainment Corp.
	11,499	Term Loan, 2.29%, Maturing April 4, 2014	10,559,946
New World Gaming Partners, Ltd.
	949	Term Loan, 2.79%, Maturing June 30, 2014	786,812
	9,600	Term Loan, 2.79%, Maturing June 30, 2014	7,955,871
Penn National Gaming, Inc.
	17,077	Term Loan, 2.01%, Maturing October 3, 2012	16,551,736
Scandic Hotels
EUR	1,725	Term Loan, 3.60%, Maturing April 25, 2015	1,947,886
EUR	1,725	Term Loan, 3.97%, Maturing April 25, 2016	1,947,886
Venetian Casino Resort/Las Vegas Sands, Inc.
	8,894	Term Loan, 2.04%, Maturing May 14, 2014	7,259,796
	22,808	Term Loan, 2.04%, Maturing May 23, 2014	18,617,302
VML US Finance, LLC
	3,317	Term Loan, 5.79%, Maturing May 25, 2012	3,082,842
	1,990	Term Loan, 5.79%, Maturing May 25, 2013	1,849,705

			$111,686,125

Nonferrous Metals / Minerals — 0.8%

Compass Minerals Group, Inc.
	1,274	Term Loan, 1.76%, Maturing December 22, 2012	$1,260,765
Euramax International, Inc.
GBP	473	Term Loan, 10.00%, Maturing June 29, 2013	469,355
	744	Term Loan, 10.00%, Maturing June 29, 2013	450,151
GBP	468	Term Loan, 14.00%, Maturing June 29, 2013(2)	465,008
	730	Term Loan, 14.00%, Maturing June 29, 2013(2)	441,871
Noranda Aluminum Acquisition
	6,772	Term Loan, 2.24%, Maturing May 18, 2014	5,501,878
Novelis, Inc.
	1,994	Term Loan, 2.25%, Maturing June 28, 2014	1,800,624
	4,387	Term Loan, 2.27%, Maturing June 28, 2014	3,961,487
Oxbow Carbon and Mineral Holdings
	15,827	Term Loan, 2.27%, Maturing May 8, 2014	15,055,145
	1,510	Term Loan, 2.28%, Maturing May 8, 2014	1,436,065
Tube City IMS Corp.
	476	Term Loan, 1.83%, Maturing January 25, 2014	442,159
	3,827	Term Loan, 2.53%, Maturing January 25, 2014	3,556,617

			$34,841,125

Oil and Gas — 1.7%

Atlas Pipeline Partners, L.P.
	5,186	Term Loan, 6.75%, Maturing July 20, 2014	$5,101,750
Citgo Petroleum Corp.
	5,753	Term Loan, 1.72%, Maturing November 15, 2012	5,432,858
Dresser, Inc.
	13,095	Term Loan, 2.68%, Maturing May 4, 2014	12,278,874
Dynegy Holdings, Inc.
	1,642	Term Loan, 4.00%, Maturing April 2, 2013	1,581,275
	30,804	Term Loan, 4.00%, Maturing April 2, 2013	29,670,217
Enterprise GP Holdings, L.P.
	2,376	Term Loan, 2.52%, Maturing October 31, 2014	2,298,780
Hercules Offshore, Inc.
	3,965	Term Loan, 8.50%, Maturing July 6, 2013	3,829,619
Precision Drilling Corp.
	4,000	Term Loan, 4.58%, Maturing December 23, 2013	3,940,000
	4,813	Term Loan, 9.25%, Maturing September 30, 2014	4,836,563
Targa Resources, Inc.
	1,177	Term Loan, 2.24%, Maturing October 31, 2012	1,158,184
	1,351	Term Loan, 2.28%, Maturing October 31, 2012	1,329,906

			$71,458,026

Publishing — 7.0%

American Media Operations, Inc.
	24,072	Term Loan, 10.00%, Maturing January 31, 2013(2)	$21,860,143
Aster Zweite Beteiligungs GmbH
	6,825	Term Loan, 2.89%, Maturing September 27, 2013	5,924,100
EUR	708	Term Loan, 3.27%, Maturing September 27, 2013	907,117
Black Press US Partnership
	1,231	Term Loan, 2.37%, Maturing August 2, 2013	806,453
	2,028	Term Loan, 2.37%, Maturing August 2, 2013	1,328,275
CanWest MediaWorks, Ltd.
	5,270	Term Loan, 4.75%, Maturing July 10, 2014	4,242,752
Dex Media West, LLC
	3,822	Term Loan, 7.00%, Maturing October 24, 2014	3,375,774
GateHouse Media Operating, Inc.
	4,916	Term Loan, 2.25%, Maturing August 28, 2014	1,913,162
	15,664	Term Loan, 2.25%, Maturing August 28, 2014	6,095,895
	9,350	Term Loan, 2.50%, Maturing August 28, 2014	3,638,711
Getty Images, Inc.
	10,579	Term Loan, 6.25%, Maturing July 2, 2015	10,653,440
Hanley-Wood, LLC
	7,369	Term Loan, 2.53%, Maturing March 8, 2014	3,159,352

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

Idearc, Inc.
	41,609	Term Loan, 0.00%, Maturing November 17, 2014(5)	$19,028,815
Lamar Media Corp.
	5,924	Term Loan, 5.50%, Maturing March 31, 2013	5,912,872
Laureate Education, Inc.
	2,117	Term Loan, 3.53%, Maturing August 17, 2014	1,929,462
	14,141	Term Loan, 3.53%, Maturing August 17, 2014	12,889,278
	3,000	Term Loan, 7.00%, Maturing August 31, 2014	3,000,000
Local Insight Regatta Holdings, Inc.
	1,683	Term Loan, 7.75%, Maturing April 23, 2015	1,321,209
MediaNews Group, Inc.
	7,330	Term Loan, 4.74%, Maturing August 25, 2010	2,267,787
	3,343	Term Loan, 4.74%, Maturing August 2, 2013	1,034,368
Mediannuaire Holding
EUR	4,100	Term Loan, 1.93%, Maturing October 24, 2013	5,356,858
EUR	1,871	Term Loan, 3.03%, Maturing October 10, 2014	1,990,219
EUR	1,871	Term Loan, 3.53%, Maturing October 10, 2015	1,989,669
Merrill Communications, LLC
	9,854	Term Loan, 8.50%, Maturing December 24, 2012	7,821,803
Nelson Education, Ltd.
	294	Term Loan, 2.78%, Maturing July 5, 2014	258,720
Newspaper Holdings, Inc.
	18,303	Term Loan, 1.81%, Maturing July 24, 2014	10,066,630
Nielsen Finance, LLC
	39,007	Term Loan, 2.24%, Maturing August 9, 2013	36,406,362
	6,900	Term Loan, 3.99%, Maturing May 1, 2016	6,491,741
Philadelphia Newspapers, LLC
	2,061	Term Loan, 12.50%, Maturing March 30, 2010	2,075,541
	5,003	Term Loan, 0.00%, Maturing June 29, 2013(5)	1,150,608
R.H. Donnelley, Inc.
	1,612	Term Loan, 6.75%, Maturing June 30, 2011	1,413,174
Reader’s Digest Association, Inc. (The)
	7,596	DIP Loan, 13.50%, Maturing August 21, 2010	7,912,213
	8,161	Revolving Loan, 4.54%, Maturing March 3, 2014	4,011,077
	32,865	Term Loan, 4.25%, Maturing March 3, 2014	16,153,179
	2,934	Term Loan, 7.00%, Maturing March 3, 2014	1,442,170
SGS International, Inc.
	1,047	Term Loan, 2.79%, Maturing December 30, 2011	1,002,340
	971	Term Loan, 2.79%, Maturing December 30, 2011	929,911
Source Interlink Companies, Inc.
	1,801	Term Loan, 10.75%, Maturing June 18, 2012	1,773,671
	2,290	Term Loan, 10.75%, Maturing June 18, 2013	1,889,169
	1,195	Term Loan, 15.00%, Maturing June 18, 2013(2)	418,100
Source Media, Inc.
	10,299	Term Loan, 5.29%, Maturing November 8, 2011	8,548,507
Springer Science+Business Media S.A.
	845	Term Loan, 3.10%, Maturing May 5, 2010	794,834
Star Tribune Co. (The)
	1,262	Term Loan, 8.00%, Maturing September 28, 2014(7)	1,003,469
	841	Term Loan, 11.00%, Maturing September 28, 2014(7)	585,673
Trader Media Corp.
GBP	12,137	Term Loan, 2.64%, Maturing March 23, 2015	17,055,896
Tribune Co.
	1,667	DIP Revolving Loan, 3.50%, Maturing April 10, 2010(3)	1,625,000
	1,667	DIP Term Loan, 9.00%, Maturing April 10, 2010(3)	1,675,000
	4,791	Term Loan, 0.00%, Maturing April 10, 2010(5)	2,231,739
	8,553	Term Loan, 0.00%, Maturing May 17, 2014(5)	4,052,015
	18,925	Term Loan, 0.00%, Maturing May 17, 2014(5)	8,549,880
Xsys, Inc.
	7,702	Term Loan, 2.89%, Maturing September 27, 2013	6,684,967
EUR	792	Term Loan, 3.27%, Maturing September 27, 2013	1,013,387
EUR	2,750	Term Loan, 3.27%, Maturing September 27, 2013	3,520,925
	7,867	Term Loan, 2.89%, Maturing September 27, 2014	6,828,178
EUR	2,690	Term Loan, 3.27%, Maturing September 27, 2014	3,443,764
EUR	1,000	Term Loan - Second Lien, 5.40%, Maturing September 27, 2015	848,652
Yell Group, PLC
	8,025	Term Loan, 3.28%, Maturing February 10, 2013	5,778,000

			$296,082,006

Radio and Television — 5.4%

Block Communications, Inc.
	6,839	Term Loan, 2.28%, Maturing December 22, 2011	$6,325,693
Citadel Broadcasting Corp.
	32,925	Term Loan, 2.04%, Maturing June 12, 2014	22,677,094

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Radio and Television (continued)

CMP Susquehanna Corp.
	3,815	Revolving Loan, 2.43%, Maturing May 5, 2011(3)	$2,689,401
	10,022	Term Loan, 2.25%, Maturing May 5, 2013	7,433,309
Cumulus Media, Inc.
	12,721	Term Loan, 4.25%, Maturing June 11, 2014	10,478,876
Discovery Communications, Inc.
	4,754	Term Loan, 2.28%, Maturing April 30, 2014	4,624,458
Emmis Operating Co.
	6,892	Term Loan, 4.28%, Maturing November 2, 2013	5,301,226
Gray Television, Inc.
	8,418	Term Loan, 3.79%, Maturing January 19, 2015	7,255,094
HIT Entertainment, Inc.
	1,446	Term Loan, 2.73%, Maturing March 20, 2012	1,266,954
Intelsat Corp.
	18,494	Term Loan, 2.75%, Maturing January 3, 2014	17,514,223
	18,488	Term Loan, 2.75%, Maturing January 3, 2014	17,508,910
	18,488	Term Loan, 2.75%, Maturing January 3, 2014	17,508,910
Ion Media Networks, Inc.
	2,381	DIP Loan, 10.17%, Maturing May 29, 2010(3)(7)	3,745,058
	14,925	Term Loan, 0.00%, Maturing January 15, 2012(5)	3,780,995
Local TV Finance, LLC
	1,955	Term Loan, 2.25%, Maturing May 7, 2013	1,573,775
NEP II, Inc.
	4,565	Term Loan, 2.53%, Maturing February 16, 2014	4,222,185
Nexstar Broadcasting, Inc.
	9,783	Term Loan, 5.00%, Maturing October 1, 2012	8,780,192
	9,197	Term Loan, 5.00%, Maturing October 1, 2012	8,254,163
Raycom TV Broadcasting, LLC
	8,333	Term Loan, 1.75%, Maturing June 25, 2014	6,916,699
Spanish Broadcasting System, Inc.
	11,663	Term Loan, 2.04%, Maturing June 10, 2012	9,680,411
Tyrol Acquisition 2 SAS
EUR	6,300	Term Loan, 2.43%, Maturing January 19, 2015	8,061,483
EUR	6,300	Term Loan, 3.40%, Maturing January 19, 2016	8,061,483
Univision Communications, Inc.
	52,733	Term Loan, 2.53%, Maturing September 29, 2014	42,638,554
Young Broadcasting, Inc.
	973	Term Loan, 0.00%, Maturing November 3, 2012(5)	634,556
	8,285	Term Loan, 0.00%, Maturing November 3, 2012(5)	5,405,653

			$232,339,355

Rail Industries — 0.2%

Kansas City Southern Railway Co.
	7,835	Term Loan, 2.05%, Maturing April 26, 2013	$7,443,572
	1,955	Term Loan, 1.78%, Maturing April 28, 2013	1,808,375

			$9,251,947

Retailers (Except Food and Drug) — 2.0%

American Achievement Corp.
	2,685	Term Loan, 6.26%, Maturing March 25, 2011	$2,416,875
Amscan Holdings, Inc.
	4,363	Term Loan, 2.65%, Maturing May 25, 2013	3,963,171
Cumberland Farms, Inc.
	2,846	Term Loan, 2.26%, Maturing September 29, 2013	2,604,320
Harbor Freight Tools USA, Inc.
	5,998	Term Loan, 9.75%, Maturing July 15, 2010	6,020,360
Josten’s Corp.
	5,046	Term Loan, 2.32%, Maturing October 4, 2011	5,004,370
Mapco Express, Inc.
	3,489	Term Loan, 5.75%, Maturing April 28, 2011	3,227,236
Neiman Marcus Group, Inc.
	2,967	Term Loan, 2.29%, Maturing April 5, 2013	2,552,652
Orbitz Worldwide, Inc.
	9,560	Term Loan, 3.28%, Maturing July 25, 2014	8,490,408
Oriental Trading Co., Inc.
	17,365	Term Loan, 9.75%, Maturing July 31, 2013	14,434,732
	2,000	Term Loan - Second Lien, 6.24%, Maturing January 31, 2013	485,000
Rent-A-Center, Inc.
	5,310	Term Loan, 2.00%, Maturing November 15, 2012	5,203,420
Rover Acquisition Corp.
	2,935	Term Loan, 2.52%, Maturing October 26, 2013	2,829,816
Savers, Inc.
	2,748	Term Loan, 3.00%, Maturing August 11, 2012	2,651,350
	3,006	Term Loan, 3.00%, Maturing August 11, 2012	2,901,005
Vivarte
EUR	63	Term Loan, 2.43%, Maturing May 29, 2015	75,293
EUR	244	Term Loan, 2.43%, Maturing May 29, 2015	292,806
EUR	4,614	Term Loan, 2.43%, Maturing May 29, 2015	5,533,827
EUR	63	Term Loan, 2.93%, Maturing May 29, 2016	75,293
EUR	244	Term Loan, 2.93%, Maturing May 29, 2016	292,806
EUR	4,614	Term Loan, 2.93%, Maturing May 29, 2016	5,533,827
Yankee Candle Company, Inc. (The)
	12,867	Term Loan, 2.25%, Maturing February 6, 2014	12,047,052

			$86,635,619

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Steel — 0.2%

Algoma Acquisition Corp.
	7,259	Term Loan, 8.00%, Maturing June 20, 2013	$6,853,850

			$6,853,850

Surface Transport — 0.5%

Oshkosh Truck Corp.
	10,698	Term Loan, 6.32%, Maturing December 6, 2013	$10,705,357
Swift Transportation Co., Inc.
	6,000	Term Loan, 3.54%, Maturing May 10, 2012	4,990,002
	5,070	Term Loan, 3.56%, Maturing May 10, 2014	4,380,911

			$20,076,270

Telecommunications — 3.0%

Alaska Communications Systems Holdings, Inc.
	2,613	Term Loan, 2.03%, Maturing February 1, 2012	$2,503,585
	10,112	Term Loan, 2.03%, Maturing February 1, 2012	9,689,534
Asurion Corp.
	20,000	Term Loan, 3.24%, Maturing July 13, 2012	19,019,440
	2,000	Term Loan - Second Lien, 6.74%, Maturing January 13, 2013	1,904,376
BCM Luxembourg, Ltd.
EUR	4,962	Term Loan, 2.30%, Maturing September 30, 2014	6,442,995
EUR	4,962	Term Loan, 2.55%, Maturing September 30, 2015	6,443,351
Cellular South, Inc.
	6,783	Term Loan, 2.04%, Maturing May 29, 2014	6,511,311
	2,974	Term Loan, 2.04%, Maturing May 29, 2014	2,854,845
Centennial Cellular Operating Co., LLC
	4,500	Revolving Loan, 0.50%, Maturing February 9, 2010(3)	4,252,500
	8,275	Term Loan, 2.24%, Maturing February 9, 2011	8,240,109
CommScope, Inc.
	10,750	Term Loan, 2.78%, Maturing November 19, 2014	10,421,762
Crown Castle Operating Co.
	3,980	Term Loan, 1.78%, Maturing January 9, 2014	3,831,463
Intelsat Subsidiary Holding Co.
	7,578	Term Loan, 2.75%, Maturing July 3, 2013	7,293,797
Iowa Telecommunications Services
	2,500	Term Loan, 2.04%, Maturing November 23, 2011	2,411,328
IPC Systems, Inc.
	8,571	Term Loan, 2.52%, Maturing May 31, 2014	7,328,556
GBP	345	Term Loan, 2.80%, Maturing May 31, 2014	407,527
Macquarie UK Broadcast Ventures, Ltd.
GBP	6,867	Term Loan, 2.51%, Maturing December 26, 2014	9,749,088
NTelos, Inc.
	6,000	Term Loan, 5.75%, Maturing August 13, 2015	6,042,498
Palm, Inc.
	5,733	Term Loan, 3.79%, Maturing April 24, 2014	5,083,262
Telesat Canada, Inc.
	2,770	Term Loan, 3.25%, Maturing October 22, 2014	2,664,837
Windstream Corp.
	4,289	Term Loan, 3.00%, Maturing December 17, 2015	4,172,101

			$127,268,265

Utilities — 2.8%

AEI Finance Holding, LLC
	2,114	Revolving Loan, 3.24%, Maturing March 30, 2012	$1,961,179
	14,345	Term Loan, 3.28%, Maturing March 30, 2014	13,304,543
BRSP, LLC
	4,500	Term Loan, 7.50%, Maturing June 24, 2014	4,230,000
Calpine Corp.
	30,890	DIP Loan, 3.17%, Maturing March 29, 2014	28,481,347
Covanta Energy Corp.
	2,789	Term Loan, 1.75%, Maturing February 9, 2014	2,656,548
	1,903	Term Loan, 1.79%, Maturing February 9, 2014	1,812,653
Electricinvest Holding Co.
EUR	4,170	Term Loan - Second Lien, Maturing October 24, 2012(4)	4,909,886
NRG Energy, Inc.
	18,577	Term Loan, 2.02%, Maturing June 1, 2014	17,523,938
	13,198	Term Loan, 2.03%, Maturing June 1, 2014	12,450,001
NSG Holdings, LLC
	202	Term Loan, 1.80%, Maturing June 15, 2014	192,359
	1,207	Term Loan, 1.80%, Maturing June 15, 2014	1,147,079
TXU Texas Competitive Electric Holdings Co., LLC
	4,992	Term Loan, 3.74%, Maturing October 10, 2014	3,891,964
	9,208	Term Loan, 3.74%, Maturing October 10, 2014	7,090,494
	20,665	Term Loan, 3.74%, Maturing October 10, 2014	16,063,679

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount*
	(000’s omitted)	Borrower/Tranche Description	Value

Utilities (continued)

Vulcan Energy Corp.
	3,278	Term Loan, 5.50%, Maturing December 31, 2015	$3,312,591

			$119,028,261

Total Senior Floating-Rate Interests
(identified cost $4,581,707,890)			$4,215,909,716

Corporate Bonds & Notes — 0.4%

	Principal
	Amount*
	(000’s omitted)	Security	Value

Building and Development — 0.2%

Grohe Holding GmbH, Variable Rate
EUR	5,000	3.617%, 1/15/14(8)	$6,107,351

			$6,107,351

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc., Sr. Sub. Notes
	1,049	5.00%, 1/29/19(7)	$386,032

			$386,032

Ecological Services and Equipment — 0.0%

Environmental Systems Product Holdings, Inc., Junior Notes
	149	18.00%, 3/31/15(2)(7)	$119,296

			$119,296

Electronics / Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
	6,300	3.034%, 10/15/13	$4,780,125

			$4,780,125

Radio and Television — 0.0%

Ion Media Networks, Inc., Variable Rate
	3,000	0.00%, 1/15/12(5)(9)	$780,000

			$780,000

Telecommunications — 0.1%

Qwest Corp., Sr. Notes, Variable Rate
	5,850	3.549%, 6/15/13	$5,469,750

			$5,469,750

Total Corporate Bonds & Notes
(identified cost $21,935,648)			$17,642,554

Asset-Backed Securities — 0.1%

	Principal
	Amount
	(000’s omitted)	Security	Value

	$877	Alzette European CLO SA, Series 2004-1A, Class E2, 7.273%, 12/15/20(10)	$87,732
	2,632	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 6.90%, 6/15/29(9)(10)	2,534,088
	1,044	Avalon Capital Ltd. 3, Series 1A, Class D, 2.357%, 2/24/19(9)(10)	666,258
	1,129	Babson Ltd., Series 2005-1A, Class C1, 2.234%, 4/15/19(9)(10)	731,485
	1,500	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.334%, 1/15/19(9)(10)	227,850
	1,500	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.911%, 8/11/16(9)(10)	639,300
	871	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.814%, 3/8/17(10)	514,218
	2,000	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.234%, 1/15/18(9)(10)	1,007,600

Total Asset-Backed Securities
(identified cost $11,496,956)			$6,408,531

Common Stocks — 0.1%

	Shares	Security	Value

Automotive — 0.0%

	105,145	Hayes Lemmerz International, Inc.(11)	$3,775

			$3,775

Building and Development — 0.1%

	23,625	Lafarge Roofing(7)(11)	$0
	231,354	Sanitec Europe OY B Units(7)(11)	316,639
	231,354	Sanitec Europe OY E Units(7)(11)	0

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Building and Development (continued)

3,646	United Subcontractors, Inc.(7)(11)	$293,917
22,273	WCI Communities, Inc.(11)	1,559,082

		$2,169,638

Chemicals and Plastics — 0.0%

3,849	Vita Cayman II, Ltd.	$164,267
1,022	Wellman Holdings, Inc.(7)(11)	366,990

		$531,257

Ecological Services and Equipment — 0.0%

2,484	Environmental Systems Products Holdings, Inc.(7)(11)(12)	$34,602

		$34,602

Food Service — 0.0%

193,076	Buffets, Inc.(11)	$1,254,994

		$1,254,994

Home Furnishings — 0.0%

364	Dometic Corp.(7)(11)	$0

		$0

Publishing — 0.0%

5,725	Source Interlink Companies, Inc.(7)(11)	$41,220
30,631	Star Tribune Co. (The)(7)(11)	0

		$41,220

Total Common Stocks
(identified cost $4,469,920)		$4,035,486

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

350	Hayes Lemmerz International, Inc., Series A, Convertible(11)(12)	$91

		$91

Ecological Services and Equipment — 0.0%

1,138	Environmental Systems Products Holdings, Inc., Series A(7)(11)(12)	$91,040

		$91,040

Total Preferred Stocks
(identified cost $37,415)		$91,131

Closed-End Investment Companies — 0.0%

Shares	Security	Value

4,000	Pioneer Floating Rate Trust	$44,040

Total Closed-End Investment Companies
(identified cost $72,148)		$44,040

Short-Term Investments — 4.0%

Interest/
Principal Amount
(000’s omitted)	Description	Value

$165,515	Cash Management Portfolio, 0.00%(13)	$165,515,197
7,299	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/2/09	$7,298,860

Total Short-Term Investments
(identified cost $172,814,057)		$172,814,057

Total Investments — 102.8%
(identified cost $4,792,534,034)		$4,416,945,515

Less Unfunded Loan Commitments — (1.5)%		$(66,166,734)

Net Investments — 101.3%
(identified cost $4,726,367,300)		$4,350,778,781

Other Assets, Less Liabilities — (1.3)%		$(56,438,713)

Net Assets — 100.0%		$4,294,340,068

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest payments.

(6)	Defaulted matured security.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $7,100,799 or 0.2% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(11)	Non-income producing security.

(12)	Restricted security (see Note 5).

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $4,560,852,103)	$4,185,263,584
Affiliated investment, at value (identified cost, $165,515,197)	165,515,197
Foreign currency, at value (identified cost, $22,498,571)	22,456,682
Interest receivable	15,386,380
Receivable for investments sold	38,387,913
Receivable for open forward foreign currency exchange contracts	1,219,097
Receivable for closed swap contracts	73,813
Prepaid expenses	186,528

Total assets	$4,428,489,194

Liabilities

Payable for investments purchased	$131,259,920
Payable for open forward foreign currency exchange contracts	414,446
Payable to affiliates:
Investment adviser fee	1,903,571
Trustees’ fees	4,208
Accrued expenses	566,981

Total liabilities	$134,149,126

Net Assets applicable to investors’ interest in Portfolio	$4,294,340,068

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$4,668,753,430
Net unrealized depreciation	(374,413,362)

Total	$4,294,340,068

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest	$209,771,896
Dividends	4,840
Interest allocated from affiliated investment	1,053,523
Expenses allocated from affiliated investment	(898,921)

Total investment income	$209,931,338

Expenses

Investment adviser fee	$17,642,597
Trustees’ fees and expenses	50,500
Custodian fee	770,672
Legal and accounting services	1,100,565
Interest expense and fees	674,120
Miscellaneous	247,483

Total expenses	$20,485,937

Deduct —
Reduction of custodian fee	$5,743

Total expense reductions	$5,743

Net expenses	$20,480,194

Net investment income	$189,451,144

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(183,759,510)
Swap contracts	332,259
Foreign currency and forward foreign currency exchange contract transactions	(30,966,324)

Net realized loss	$(214,393,575)

Change in unrealized appreciation (depreciation) —
Investments	$966,507,229
Foreign currency and forward foreign currency exchange contracts	(6,686,629)

Net change in unrealized appreciation (depreciation)	$959,820,600

Net realized and unrealized gain	$745,427,025

Net increase in net assets from operations	$934,878,169

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$189,451,144	$300,321,531
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(214,393,575)	(60,661,120)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	959,820,600	(1,233,858,485)

Net increase (decrease) in net assets from operations	$934,878,169	$(994,198,074)

Capital transactions —
Contributions	$1,462,810,319	$1,218,146,557
Withdrawals	(1,159,558,768)	(4,019,337,678)

Net increase (decrease) in net assets from capital transactions	$303,251,551	$(2,801,191,121)

Net increase (decrease) in net assets	$1,238,129,720	$(3,795,389,195)

Net Assets

At beginning of year	$3,056,210,348	$6,851,599,543

At end of year	$4,294,340,068	$3,056,210,348

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.61%	0.70%	0.58%	0.54%	0.54%
Net investment income	5.41%	6.50%	6.94%	6.44%	4.68%
Portfolio Turnover	35%	7%	61%	50%	57%

Total Return	27.54%	(22.24)%	4.62%	6.36%	4.77%

Net assets, end of year (000’s omitted)	$4,294,340	$3,056,210	$6,851,600	$7,430,493	$6,506,058

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 65.8%, 16.5%, 12.6%, 2.4% and 0.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to 2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $18,492,605 of which $850,008 was allocated from Cash Management and $17,642,597 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.53% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $1,536,345,479 and $1,181,885,322 respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$4,726,827,921

Gross unrealized appreciation	$59,241,865
Gross unrealized depreciation	(435,291,005)

Net unrealized depreciation	$(376,049,140)

The net unrealized appreciation on foreign currency at October 31, 2009 on federal income tax basis was $1,175,157.

5   Restricted Securities

At October 31, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/25/07	2,484	$0	(1)	$34,602

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	1,138	$19,915		$91,040
Hayes Lemmerz International, Inc., Series A, Convertible	6/23/03	350	17,500		91

Total Restricted Securities			$37,415		$125,733

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/30/09	British Pound Sterling 60,847,811	United States Dollar 99,434,451	$(414,446)
11/30/09	Euro 192,194,065	United States Dollar 283,880,243	1,054,981
11/30/09	Euro 2,715,000	United States Dollar 4,070,844	75,556
11/30/09	Euro 2,655,000	United States Dollar 3,973,367	66,373
11/30/09	Swiss Franc 13,619,589	United States Dollar 13,300,380	22,187

			$804,651

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,219,097, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives

Forward foreign currency exchange contracts	$1,219,097(1)	$(414,446	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts and Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts and Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$(33,309,680	)(1)	$2,948,048	(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contracts transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $321,857,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million ($1 billion prior to March 23, 2009) unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either The London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% (0.08% prior to March 23, 2009) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

each quarter. Average borrowings and average interest rate for the year ended October 31, 2009 were $7,369,910 and 1.76%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less unfunded loan commitments)	$—	$4,142,913,761	$6,829,221	$4,149,742,982
Corporate Bonds & Notes	—	17,137,226	505,328	17,642,554
Asset-Backed Securities	—	6,408,531	—	6,408,531
Common Stocks	3,775	2,978,343	1,053,368	4,035,486
Preferred Stocks	—	91	91,040	91,131
Closed-End Investment Companies	44,040	—	—	44,040
Short-Term Investments	165,515,197	7,298,860	—	172,814,057

Total Investments	$165,563,012	$4,176,736,812	$8,478,957	$4,350,778,781
Forward Foreign Currency Exchange Contracts	—	1,219,097	—	1,219,097

Total	$165,563,012	$4,177,955,909	$8,478,957	$4,351,997,878

Floating Rate Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Liability Description	(Level 1)	(Level 2)	(Level 3)	Total

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Liability Description	(Level 1)	(Level 2)	(Level 3)	Total

Forward Foreign Currency Exchange Contracts	$—	$(414,446)	$—	$(414,446)

Total	$—	$(414,446)	$—	$(414,446)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of October 31, 2008	$6,914,981	$107,680	$0	$26,140	$7,048,801
Realized gains (losses)	(5,765,532)	—	—	—	(5,765,532)
Change in net unrealized appreciation (depreciation)*	4,804,968	60,573	(100,916)	64,900	4,829,525
Net purchases (sales)	3,545,627	319,149	1,154,284	—	5,019,060
Accrued discount (premium)	23,796	17,926	—	—	41,722
Net transfers to (from) Level 3	(2,694,619)	—	—	—	(2,694,619)

Balance as of October 31, 2009	$6,829,221	$505,328	$1,053,368	$91,040	$8,478,957

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(4,188,186)	$60,573	$(60,841)	$64,900	$(4,123,554)

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

Floating Rate Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Floating Rate Portfolio:
We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”) provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Floating Rate Portfolio and High Income Opportunities Portfolio, the portfolios in which Eaton Vance Floating-Rate & High Income Fund (the “Fund”) invests (the “Portfolios”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating rate loans. For both Portfolios, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board also considered the performance of the underlying Portfolios. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP) and High Income Opportunities Portfolio (HIOP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust and HIOP since 1998 and of FRP since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of HIOP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of HIOP	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of each Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or on by calling 1-800-262-1122.

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate & High Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

811-12/09	FRHSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE GOVERNMENT OBLIGATIONS FUND

Annual Report October 31, 2009 EATON VANCE GOVERNMENT OBLIGATIONS
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Fund or Portfolio voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Government Obligations Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	The year ending October 31, 2009, began on a weak note of deep economic downturn and volatile credit markets. However, the markets and economy showed some positive signs of stabilization as they turned to the 2009 calendar year. Despite significantly negative growth in the fourth quarter of 2008 and the first quarter of 2009, second quarter gross domestic product (GDP) fell just 0.7%. The preliminary numbers for the third quarter of 2009 point to positive annualized GDP growth of 2.8%.

Susan Schiff, CFA
Portfolio Manager
•	Throughout the Fund’s fiscal year ending October 31, 2009, the Federal Reserve (the Fed) maintained policy rates between 0% and 0.25%. At its most recent meeting, the Fed identified the high unemployment rate and low capacity utilization rates as indicators of excess or spare capacity in the economy, creating the ability to grow above trend for some time without threatening the outlook for inflation. Although yields have been relatively constant in the long end of the yield curve during the Fund’s fiscal year, yields in the rest of the yield curve have fallen by 50-90 basis points over the period.
•	Many of the government’s programs aimed at bolstering the economy came into full swing during the period. Some of these programs have been specifically directed at freeing up capital and providing access to credit. Other programs have more specifically targeted helping existing homeowners avoid foreclosure and maintaining affordability for new homeowners. One of the most significant steps taken was the Fed’s purchase of mortgage-backed securities (MBS) in the secondary market. This program started in January 2009 and was designed to sustain lower mortgage rates. By the end of October 2009, the Fed purchased just under $1 trillion in U.S. Government Agency MBS. The Fed expects to purchase a total of $1.25 trillion in MBS by the end of March 2010.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
•	As the economy has stabilized, so too have the credit markets. Although the beginning of the fiscal period was marked by widening credit spreads throughout the fixed-income markets, there was a tightening of spreads for the better part of calendar 2009.
Management Discussion
•	During the year ending October 31, 2009, the Fund’s1 Class A, Class B, Class C and Class R shares outperformed the Barclays Capital U.S. Intermediate Government Index and the average return of the Lipper Short-Intermediate U.S. Government Classification.[2] This outperformance was primarily the result of a substantial tightening in the yield spreads between MBS and Treasuries. In the seasoned MBS market on which the Fund focuses, this spread tightened by more than 140 basis points during the fiscal year. Principal prepayment rates on the Fund’s seasoned MBS were relatively stable for the entire period—paying consistently at an annualized rate in the low teens.

Total Return Performance
10/31/08 – 10/31/09

Class A3	11.11%
Class B3	10.30
Class C3	10.31
Class I3	3.29	*
Class R3	10.70
Barclays Capital U.S. Intermediate Government Index[2]	6.11
Lipper Short-Intermediate U.S. Government Funds Average[2]	7.58

*	Performance is cumulative since share class inception on 4/3/09.
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Government Obligations Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value (NAV), of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at NAV.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Government Obligations Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s investment emphasis remained on seasoned, U.S. Government Agency MBS (seasoned MBS) during the entire period. Typically, seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. The Fund had no direct exposure to the subprime lending market or to non-agency MBS during the period.
•	As the economy has slowly shown signs of stabilization and positive growth, the Fund shortened its duration from 3.78 years at the beginning of the 12-month period to 2.93 years as of October 31, 2009. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest rate risk than a longer duration instrument.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Diversification by Sectors1

By total investments

[1]	As a percentage of the Portfolio’s total investments as of 10/31/09.

2

Eaton Vance Government Obligations Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital U.S. Intermediate Government Index, an unmanaged index of U.S. government bonds with maturities from one up to (but not including) 10 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the Barclays Capital Intermediate U.S. Government Index. The chart also offers a comparison with the Lipper Short-Intermediate U.S. Government Funds Classification, the Fund’s peer Classification. Class A total returns are presented at net asset value and public offering price. The table includes the total returns of each Class of the Fund at net asset value and public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Class Share Symbol	EVGOX	EMGOX	ECGOX	EIGOX	ERGOX

Average Annual Total Returns (at net asset value)
One Year	11.11%	10.30%	10.31%	N.A.	10.70%
Five Years	5.34	4.53	4.51	N.A.	N.A.
Ten Years	5.38	4.60	4.56	N.A.	N.A.
Life of Fund†	7.14	4.48	4.39	3.29%	5.54

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	5.89%	5.30%	9.31%	N.A.	10.70%
Five Years	4.32	4.20	4.51	N.A.	N.A.
Ten Years	4.87	4.60	4.56	N.A.	N.A.
Life of Fund†	6.93	4.48	4.39	3.29%	5.54

†	Inception Dates – Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class I: 4/3/09; Class R: 8/12/05.

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio	1.19%	1.94%	1.94%	0.94%	1.44%

[2]	Source: Prospectus dated 3/1/09, as supplemented on 4/1/09 and 5/4/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 8/24/84.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 10/31/99, Class R shares on 8/12/05 (commencement of operations) and Class I shares on 4/3/09 (commencement of operations) would have been valued at $15,679, $15,624, $12,556 and $10,329, respectively, on 10/31/09. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Lipper Classification.

3

Eaton Vance Government Obligations Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Government Obligations Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)*

Actual
Class A	$1,000.00	$1,029.10	$5.98
Class B	$1,000.00	$1,025.30	$9.80
Class C	$1,000.00	$1,025.40	$9.80
Class I	$1,000.00	$1,030.40	$4.66
Class R	$1,000.00	$1,027.90	$7.21

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95
Class B	$1,000.00	$1,015.50	$9.75
Class C	$1,000.00	$1,015.50	$9.75
Class I	$1,000.00	$1,020.60	$4.63
Class R	$1,000.00	$1,018.10	$7.17

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares, 0.91% for Class I shares and 1.41% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Government Obligations Portfolio, at value (identified cost, $847,696,928)	$878,927,995
Receivable for Fund shares sold	4,613,520

Total assets	$883,541,515

Liabilities

Payable for Fund shares redeemed	$3,771,660
Distributions payable	930,236
Payable to affiliates:
Distribution and service fees	427,622
Trustees’ fees	1,350
Accrued expenses	222,750

Total liabilities	$5,353,618

Net Assets	$878,187,897

Sources of Net Assets

Paid-in capital	$1,060,765,714
Accumulated net realized loss from Portfolio	(212,878,648)
Accumulated distributions in excess of net investment income	(930,236)
Net unrealized appreciation from Portfolio	31,231,067

Total	$878,187,897

Class A Shares

Net Assets	$472,146,629
Shares Outstanding	62,619,174
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.54
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$7.92

Class B Shares

Net Assets	$126,122,725
Shares Outstanding	16,727,421
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.54

Class C Shares

Net Assets	$259,974,591
Shares Outstanding	34,530,297
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.53

Class I Shares

Net Assets	$14,879,006
Shares Outstanding	1,974,168
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.54

Class R Shares

Net Assets	$5,064,946
Shares Outstanding	674,455
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.51

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolio	37,667,316
Miscellaneous income	55,440
Expenses allocated from Portfolio	(6,142,354)

Total investment income from Portfolio	$31,580,402

Expenses

Distribution and service fees
Class A	$1,073,100
Class B	1,406,622
Class C	2,208,097
Class R	12,683
Custodian fee	33,992
Transfer and dividend disbursing agent fees	764,566
Legal and accounting services	37,406
Printing and postage	187,480
Registration fees	97,282
Miscellaneous	8,446

Total expenses	$5,829,674

Net investment income	$25,750,728

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$2,955,566
Financial futures contracts	7,498,285

Net realized gain	$10,453,851

Change in unrealized appreciation (depreciation) —
Investments	$38,037,120
Financial futures contracts	1,873,883

Net change in unrealized appreciation (depreciation)	$39,911,003

Net realized and unrealized gain	$50,364,854

Net increase in net assets from operations	$76,115,582

See notes to financial statements

5

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$25,750,728	$22,643,375
Net realized gain from investment transactions and financial futures contracts	10,453,851	6,883,425
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	39,911,003	(9,934,170)

Net increase in net assets from operations	$76,115,582	$19,592,630

Distributions to shareholders —
From net investment income
Class A	$(18,985,438)	$(15,519,589)
Class B	(5,254,253)	(6,781,462)
Class C	(8,222,184)	(6,148,590)
Class I	(130,163)	—
Class R	(105,276)	(23,112)
Tax return of capital
Class A	(1,085,280)	—
Class B	(300,353)	—
Class C	(470,012)	—
Class I	(7,441)	—
Class R	(6,018)	—

Total distributions to shareholders	$(34,566,418)	$(28,472,753)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$263,266,792	$212,119,920
Class B	23,146,151	34,528,345
Class C	146,674,516	106,275,591
Class I	15,454,856	—
Class R	6,483,149	843,401
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	14,269,252	10,314,729
Class B	3,411,688	3,996,964
Class C	5,126,292	3,623,958
Class I	130,170	—
Class R	104,673	19,318
Cost of shares redeemed
Class A	(202,215,846)	(109,962,134)
Class B	(43,439,796)	(43,283,489)
Class C	(74,023,274)	(51,459,693)
Class I	(747,529)	—
Class R	(2,429,962)	(260,466)
Net asset value of shares exchanged
Class A	12,331,175	9,439,980
Class B	(12,331,175)	(9,439,980)

Net increase in net assets from Fund share transactions	$155,211,132	$166,756,444

Net increase in net assets	$196,760,296	$157,876,321

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$681,427,601	$523,551,280

At end of year	$878,187,897	$681,427,601

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(930,236)	$(601,496)

See notes to financial statements

6

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.110	$7.160	$7.200	$7.340	$7.740

Income (Loss) From Operations

Net investment income(1)	$0.267	$0.297	$0.300	$0.266	$0.212
Net realized and unrealized gain (loss)	0.512	0.020	0.053	0.037	(0.090)

Total income from operations	$0.779	$0.317	$0.353	$0.303	$0.122

Less Distributions

From net investment income	$(0.330)	$(0.367)	$(0.391)	$(0.424)	$(0.519)
Tax return of capital	(0.019)	—	(0.002)	(0.019)	(0.003)

Total distributions	$(0.349)	$(0.367)	$(0.393)	$(0.443)	$(0.522)

Net asset value — End of year	$7.540	$7.110	$7.160	$7.200	$7.340

Total Return(2)	11.11%	4.45%	5.05%	4.28%	2.03	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$472,147	$362,311	$245,687	$251,751	$291,931
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.16%	1.19%	1.22%	1.20%	1.18%
Net investment income	3.57%	4.09%	4.19%	3.69%	2.82%
Portfolio Turnover of the Portfolio	28%	19%	23%	2%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.31% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

7

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.110	$7.160	$7.200	$7.340	$7.740

Income (Loss) From Operations

Net investment income(1)	$0.214	$0.245	$0.247	$0.213	$0.156
Net realized and unrealized gain (loss)	0.510	0.018	0.053	0.035	(0.094)

Total income from operations	$0.724	$0.263	$0.300	$0.248	$0.062

Less Distributions

From net investment income	$(0.278)	$(0.313)	$(0.338)	$(0.369)	$(0.459)
Tax return of capital	(0.016)	—	(0.002)	(0.019)	(0.003)

Total distributions	$(0.294)	$(0.313)	$(0.340)	$(0.388)	$(0.462)

Net asset value — End of year	$7.540	$7.110	$7.160	$7.200	$7.340

Total Return(2)	10.30%	3.67%	4.27%	3.50%	1.15	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$126,123	$146,987	$162,159	$215,850	$291,079
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.91%	1.94%	1.97%	1.95%	1.93%
Net investment income	2.87%	3.37%	3.45%	2.95%	2.07%
Portfolio Turnover of the Portfolio	28%	19%	23%	2%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.24% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

8

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$7.100	$7.150	$7.190	$7.340	$7.730

Income (Loss) From Operations

Net investment income(1)	$0.209	$0.243	$0.247	$0.217	$0.157
Net realized and unrealized gain (loss)	0.515	0.020	0.053	0.021	(0.085)

Total income from operations	$0.724	$0.263	$0.300	$0.238	$0.072

Less Distributions

From net investment income	$(0.278)	$(0.313)	$(0.338)	$(0.369)	$(0.459)
Tax return of capital	(0.016)	—	(0.002)	(0.019)	(0.003)

Total distributions	$(0.294)	$(0.313)	$(0.340)	$(0.388)	$(0.462)

Net asset value — End of year	$7.530	$7.100	$7.150	$7.190	$7.340

Total Return(2)	10.31%	3.67%	4.27%	3.36%	1.16	%(3)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$259,975	$171,302	$115,460	$129,963	$182,214
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.91%	1.94%	1.97%	1.95%	1.93%
Net investment income	2.80%	3.35%	3.45%	2.95%	2.08%
Portfolio Turnover of the Portfolio	28%	19%	23%	2%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Total return reflects an increase of 0.11% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

9

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$7.510

Income (Loss) From Operations

Net investment income(2)	$0.133
Net realized and unrealized gain	0.111

Total income from operations	$0.244

Less Distributions

From net investment income	$(0.202)
Tax return of capital	(0.012)

Total distributions	$(0.214)

Net asset value — End of period	$7.540

Total Return(3)	3.29	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,879
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.91	%(7)
Net investment income	3.06	%(7)
Portfolio Turnover of the Portfolio	28	%(8)

(1)	For the period from the commencement of operations, April 3, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

10

Eaton Vance Government Obligations Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended October 31,
					Period Ended
	2009	2008	2007	2006	October 31, 2005(1)

Net asset value — Beginning of period	$7.090	$7.130	$7.170	$7.320	$7.430

Income (Loss) From Operations

Net investment income(2)	$0.239	$0.276	$0.280	$0.214	$0.083
Net realized and unrealized gain (loss)	0.510	0.032	0.054	0.060	(0.091)

Total income (loss) from operations	$0.749	$0.308	$0.334	$0.274	$(0.008)

Less Distributions

From net investment income	$(0.311)	$(0.348)	$(0.372)	$(0.405)	$(0.099)
Tax return of capital	(0.018)	—	(0.002)	(0.019)	(0.003)

Total distributions	$(0.329)	$(0.348)	$(0.374)	$(0.424)	$(0.102)

Net asset value — End of period	$7.510	$7.090	$7.130	$7.170	$7.320

Total Return(3)	10.70%	4.33%	4.79%	3.87%	(0.12	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$5,065	$827	$245	$235	$2
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.41%	1.44%	1.47%	1.45%	1.43	%(7)
Net investment income	3.20%	3.82%	3.93%	3.01%	4.57	%(7)
Portfolio Turnover of the Portfolio	28%	19%	23%	2%	30%

(1)	For the period from the commencement of operations, August 12, 2005, to October 31, 2005.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of Portfolio’s allocated expenses.

(7)	Annualized.

See notes to financial statements

11

Eaton Vance Government Obligations Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (91.8% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $211,464,012 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($16,943,251), October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492) and October 31, 2016 ($1,612,295).

During the year ended October 31, 2009, a capital loss carryforward of $4,113,544 was utilized to offset net realized gains by the Fund.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles

12

Eaton Vance Government Obligations Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$32,697,314	$28,472,753
Tax return of capital	1,869,104	—

During the year ended October 31, 2009, accumulated net realized loss was increased by $6,617,846 and accumulated distributions in excess of net investment income was decreased by $6,617,846 due to differences between book and tax accounting, primarily for paydown gain (loss) and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(211,464,012)
Net unrealized appreciation	$ 29,816,431
Other temporary differences	$ (930,236)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, the timing of recognizing distributions to shareholders, premium amortization and mixed straddle amounts.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $37,757 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $124,827 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the

13

Eaton Vance Government Obligations Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $1,073,100 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $1,054,966 and $1,656,073 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,286,000 and $78,314,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2009, the Fund paid or accrued to EVD $6,342, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $351,656, $552,024 and $6,341 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $39,000, $199,000 and $76,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $356,370,975 and $242,715,620, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

14

Eaton Vance Government Obligations Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class A	2009	2008

Sales	35,310,715	29,072,836
Issued to shareholders electing to receive payments of distributions in Fund shares	1,909,187	1,422,163
Redemptions	(27,184,797)	(15,178,819)
Exchange from Class B shares	1,650,302	1,297,703

Net increase	11,685,407	16,613,883

	Year Ended October 31,
Class B	2009	2008

Sales	3,114,542	4,727,227
Issued to shareholders electing to receive payments of distributions in Fund shares	456,842	550,405
Redemptions	(5,858,706)	(5,966,564)
Exchange to Class A shares	(1,648,851)	(1,296,262)

Net decrease	(3,936,173)	(1,985,194)

	Year Ended October 31,
Class C	2009	2008

Sales	19,716,342	14,578,230
Issued to shareholders electing to receive payments of distributions in Fund shares	686,681	500,225
Redemptions	(9,984,512)	(7,113,646)

Net increase	10,418,511	7,964,809

	Period Ended
Class I	October 31, 2009(1)

Sales	2,057,379
Issued to shareholders electing to receive payments of distributions in Fund shares	17,339
Redemptions	(100,550)

Net increase	1,974,168

	Year Ended October 31,
Class R	2009	2008

Sales	868,623	115,915
Issued to shareholders electing to receive payments of distributions in Fund shares	14,013	2,680
Redemptions	(324,906)	(36,200)

Net increase	557,730	82,395

(1)	Class I commenced operations on April 3, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 21, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Government Obligations Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual
Funds Trust and Shareholders of Eaton Vance
Government Obligations Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2009

16

Eaton Vance Government Obligations Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Government Obligations Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 88.3%

	Principal
	Amount
Security	(000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
3.003%, with maturity at 2035(1)	$15,081		$15,575,532
3.183%, with maturity at 2034(1)	3,199		3,324,515
5.00%, with maturity at 2014	1,637		1,731,209
5.50%, with various maturities to 2032	10,231		10,897,125
6.00%, with various maturities to 2035	23,508		25,240,847
6.50%, with various maturities to 2030	32,836		35,722,900
6.87%, with maturity at 2024	289		320,147
7.00%, with various maturities to 2035	33,072		36,146,712
7.09%, with maturity at 2023	1,115		1,243,973
7.25%, with maturity at 2022	1,730		1,937,643
7.31%, with maturity at 2027	485		547,649
7.50%, with various maturities to 2035	29,732		33,415,448
7.63%, with maturity at 2019	587		644,533
7.75%, with maturity at 2018	41		45,425
7.78%, with maturity at 2022	200		226,474
7.85%, with maturity at 2020	504		567,546
8.00%, with various maturities to 2028	16,253		18,363,033
8.13%, with maturity at 2019	1,049		1,185,036
8.15%, with various maturities to 2021	351		402,842
8.25%, with maturity at 2017	132		149,254
8.50%, with various maturities to 2031	9,272		10,673,956
8.75%, with maturity at 2016	16		17,291
9.00%, with various maturities to 2027	10,879		12,448,001
9.25%, with various maturities to 2017	126		137,498
9.50%, with various maturities to 2026	3,184		3,721,728
9.75%, with maturity at 2018	4		3,948
10.50%, with maturity at 2020	975		1,131,904
11.00%, with maturity at 2015	32		36,547
13.50%, with maturity at 2010	2		1,656
15.00%, with maturity at 2011	0	(2)	295

			$215,860,667

Federal National Mortgage Association:
2.662%, with maturity at 2026(1)	$1,552		$1,591,924
2.666%, with maturity at 2022(1)	2,565		2,622,145
2.723%, with various maturities to 2035(1)	38,531		39,529,161
2.736%, with maturity at 2022(1)	2,781		2,839,514
2.763%, with maturity at 2031(1)	4,705		4,809,693
2.787%, with maturity at 2035(1)	2,424		2,487,271
2.849%, with various maturities to 2033(1)	5,333		5,471,053
3.027%, with maturity at 2037(1)	7,756		8,025,514
3.178%, with maturity at 2036(1)	2,629		2,693,570
3.622%, with maturity at 2036(1)	3,256		3,332,323
3.691%, with maturity at 2034(1)	9,808		10,206,885
3.828%, with maturity at 2035(1)	12,362		12,863,914
3.925%, with maturity at 2021(1)	2,606		2,684,389
3.929%, with maturity at 2036(1)	965		994,487
3.933%, with maturity at 2034(1)	9,447		9,830,811
4.00%, with maturity at 2014	673		691,547
4.418%, with maturity at 2036(1)	39,468		41,070,908
4.492%, with maturity at 2040(1)	2,627		2,738,639
4.50%, with various maturities to 2018	60,319		63,330,776
4.557%, with maturity at 2035(1)	13,372		13,915,140
4.897%, with maturity at 2034(1)	37,621		39,149,603
5.00%, with various maturities to 2027	5,584		5,837,637
5.50%, with various maturities to 2030	29,602		31,708,661
6.00%, with various maturities to 2032	24,320		26,030,323
6.50%, with various maturities to 2033	69,761		76,066,710
6.518%, with maturity at 2025(3)	448		492,233
7.00%, with various maturities to 2033	52,122		57,324,235
7.25%, with maturity at 2023	45		49,279
7.50%, with various maturities to 2029	12,549		14,027,162
7.858%, with maturity at 2030(3)	47		53,791
7.875%, with maturity at 2021	1,056		1,202,331
8.00%, with various maturities to 2032	18,684		21,348,246
8.25%, with maturity at 2025	442		505,913
8.33%, with maturity at 2020	1,044		1,198,933
8.50%, with various maturities to 2032	12,277		14,188,405
8.536%, with maturity at 2021(3)	131		151,662
8.75%, with maturity at 2016	1		737
9.00%, with maturity at 2010(3)	6		6,112
9.00%, with various maturities to 2030	1,627		1,881,991
9.125%, with maturity at 2011	2		2,191
9.25%, with maturity at 2016	1		893
9.50%, with various maturities to 2030	3,111		3,634,654
9.585%, with maturity at 2025(3)	56		63,332
9.75%, with maturity at 2019	33		39,850
9.963%, with maturity at 2021(3)	88		104,722
10.00%, with maturity at 2012	13		13,609
10.017%, with maturity at 2023(3)	114		132,061
10.092%, with maturity at 2020(3)	107		121,406
10.10%, with maturity at 2021(3)	67		77,364
10.109%, with maturity at 2021(3)	145		165,824
10.575%, with maturity at 2025(3)	65		73,492
11.00%, with maturity at 2010	0	(2)	296
11.374%, with maturity at 2019(3)	125		140,590
11.50%, with maturity at 2012	11		11,939
11.554%, with maturity at 2025(3)	35		40,179
11.697%, with maturity at 2018(3)	146		164,456
12.43%, with maturity at 2021(3)	55		60,913

See notes to financial statements

18

Government Obligations Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association: (continued)
12.687%, with maturity at 2015(3)	$132	$151,636
13.00%, with maturity at 2010	2	1,611

		$527,954,646

Government National Mortgage Association:
4.125%, with various maturities to 2027(1)	$824	$851,487
6.50%, with maturity at 2024	78	84,414
7.00%, with various maturities to 2034	47,458	52,832,269
7.25%, with maturity at 2022	38	42,431
7.50%, with various maturities to 2025	8,192	9,186,896
8.00%, with various maturities to 2027	15,288	17,388,988
8.25%, with maturity at 2019	194	220,689
8.30%, with maturity at 2020	52	59,971
8.50%, with various maturities to 2018	2,591	2,928,302
9.00%, with various maturities to 2027	8,875	10,573,137
9.50%, with various maturities to 2026	5,897	7,057,326

		$101,225,910

Total Mortgage Pass-Throughs
(identified cost $811,271,616)		$845,041,223

Collateralized Mortgage Obligations — 7.2%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$343	$366,515
Series 1822, Class Z, 6.90%, 3/15/26	2,127	2,255,282
Series 1829, Class ZB, 6.50%, 3/15/26	1,001	1,084,262
Series 1896, Class Z, 6.00%, 9/15/26	1,118	1,168,365
Series 2075, Class PH, 6.50%, 8/15/28	552	596,861
Series 2091, Class ZC, 6.00%, 11/15/28	2,435	2,630,387
Series 2102, Class Z, 6.00%, 12/15/28	630	680,247
Series 2115, Class K, 6.00%, 1/15/29	3,297	3,485,164
Series 2142, Class Z, 6.50%, 4/15/29	1,206	1,309,322
Series 2245, Class A, 8.00%, 8/15/27	12,777	14,239,984

		$27,816,389

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$461	$530,635
Series G92-44, Class ZQ, 8.00%, 7/25/22	536	595,033
Series G93-36, Class ZQ, 6.50%, 12/25/23	17,539	19,009,078
Series 1993-16, Class Z, 7.50%, 2/25/23	648	727,462
Series 1993-39, Class Z, 7.50%, 4/25/23	1,565	1,754,773
Series 1993-149, Class M, 7.00%, 8/25/23	799	890,965
Series 1993-178, Class PK, 6.50%, 9/25/23	1,589	1,741,547
Series 1993-250, Class Z, 7.00%, 12/25/23	429	466,166
Series 1994-42, Class K, 6.50%, 4/25/24	7,189	7,906,436
Series 1994-82, Class Z, 8.00%, 5/25/24	2,609	2,970,085
Series 1997-81, Class PD, 6.35%, 12/18/27	995	1,091,131
Series 2000-49, Class A, 8.00%, 3/18/27	1,356	1,559,473
Series 2002-1, Class G, 7.00%, 7/25/23	1,027	1,144,212

		$40,386,996

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50%, 7/20/28	$842	$924,149

Total Collateralized Mortgage Obligations
(identified cost $65,622,060)		$69,127,534

U.S. Government Agency Obligations — 5.3%

	Principal
	Amount
Security	(000’s omitted)	Value

United States Agency for International Development- Israel, 0.00% with various maturities to 2020	$31,782	$22,783,796
United States Agency for International Development- Israel, 5.50%, 9/18/23	25,000	27,894,850

Total U.S. Government Agency Obligations
(identified cost $50,212,120)		$50,678,646

U.S. Treasury Obligations — 0.8%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 7.125%, 2/15/23(4)	$6,000	$7,984,692

Total U.S. Treasury Obligations
(identified cost $6,224,355)		$7,984,692

Total Investments — 101.6%
(identified cost $933,330,151)		$972,832,095

Other Assets, Less Liabilities — (1.6)%		$(15,550,712)

Net Assets — 100.0%		$957,281,383

See notes to financial statements

19

Government Obligations Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage.

(2)	Principal amount is less than $1,000.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

See notes to financial statements

20

Government Obligations Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investments, at value (identified cost, $933,330,151)	$972,832,095
Interest receivable	4,530,242
Receivable for investments sold	392,543

Total assets	$977,754,880

Liabilities

Demand note payable	$2,600,000
Payable for investments purchased	16,936,110
Payable for variation margin on open financial futures contracts	117,519
Due to custodian	85,203
Payable to affiliates:
Investment adviser fee	563,913
Trustees’ fees	3,203
Accrued expenses	167,549

Total liabilities	$20,473,497

Net Assets applicable to investors’ interest in Portfolio	$957,281,383

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$917,864,719
Net unrealized appreciation	39,416,664

Total	$957,281,383

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest	$43,085,630
Interest allocated from affiliated investment	134,320
Expenses allocated from affiliated investment	(96,823)

Total investment income	$43,123,127

Expenses

Investment adviser fee	$6,485,293
Trustees’ fees and expenses	40,395
Custodian fee	288,231
Legal and accounting services	74,450
Miscellaneous	36,763

Total expenses	$6,925,132

Deduct —
Reduction of custodian fee	$11

Total expense reductions	$11

Net expenses	$6,925,121

Net investment income	$36,198,006

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$3,404,197
Financial futures contracts	8,714,930

Net realized gain	$12,119,127

Change in unrealized appreciation (depreciation) —
Investments	$44,951,129
Financial futures contracts	2,244,215

Net change in unrealized appreciation (depreciation)	$47,195,344

Net realized and unrealized gain	$59,314,471

Net increase in net assets from operations	$95,512,477

See notes to financial statements

21

Government Obligations Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$36,198,006	$34,218,814
Net realized gain from investment transactions and financial futures contracts	12,119,127	8,945,747
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	47,195,344	(10,368,684)

Net increase in net assets from operations	$95,512,477	$32,795,877

Capital transactions —
Contributions	$397,742,451	$388,827,835
Withdrawals	(346,600,808)	(298,743,400)

Net increase in net assets from capital transactions	$51,141,643	$90,084,435

Net increase in net assets	$146,654,120	$122,880,312

Net Assets

At beginning of year	$810,627,263	$687,746,951

At end of year	$957,281,383	$810,627,263

See notes to financial statements

22

Government Obligations Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.77%	0.80%	0.80%	0.79%	0.77%
Net investment income	3.97%	4.48%	4.60%	4.09%	3.21%
Portfolio Turnover	28%	19%	23%	2%	30%

Total Return	11.54%	4.85%	5.49%	4.71%	2.46%

Net assets, end of year (000’s omitted)	$957,281	$810,627	$687,747	$727,804	$866,273

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

23

Government Obligations Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, the Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund and Eaton Vance Low Duration Fund held an interest of 91.8%, 2.5% and 3.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations, (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities), will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s

24

Government Obligations Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% annually of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $6,576,959 of which $91,666 was allocated from Cash Management and $6,485,293 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.72% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

25

Government Obligations Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Purchases and Sales of Investments

Purchases and sales of U.S. Government and agency obligations, other than short-term obligations and including maturities and paydowns, aggregated $307,039,599 and $255,591,773, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$942,450,015

Gross unrealized appreciation	$30,483,928
Gross unrealized depreciation	(101,848)

Net unrealized appreciation	$30,382,080

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/09	80 30 Year U.S. Treasury Bond	Short	$(9,527,220)	$(9,612,500)	$(85,280)

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio may purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Futures contracts	$—	$(85,280	)(1)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures contracts	$(139,808)	$16,954

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $81,857,000.

26

Government Obligations Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2009, the Portfolio had a balance outstanding pursuant to this line of credit of $2,600,000 at an interest rate of 1.36%. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Pass-Throughs	$—	$845,041,223	$—	$845,041,223
Collateralized Mortgage Obligations	—	69,127,534	—	69,127,534
U.S. Government Agency Obligations	—	50,678,646	—	50,678,646
U.S. Treasury Obligations		7,984,692	—	7,984,692

Total Investments	$—	$972,832,095	$—	$972,832,095

Liability Description

Futures Contracts	$(85,280)	$—	$—	$(85,280)

Total	$(85,280)	$—	$—	$(85,280)

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 21, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Government Obligations Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Government Obligations Portfolio:
We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2009

28

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Government Obligations Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Government Obligations Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

30

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

32

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Vice President of the Trust since 2007 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

33

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

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This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Government Obligations Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective, risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

140-12/09	GOSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE HIGH INCOME OPPORTUNITIES FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance High Income Opportunities Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	The capital markets were defined by two distinct periods during the fiscal year ending October 31, 2009: one that exhibited extreme weakness – especially during the closing months of 2008 – and the other, which showed increasingly more-robust activity in response to massive government interventions that were undertaken to help restore liquidity to the credit markets and re-stimulate global economic growth. Furthermore, toward the end of the first calendar quarter, as signs of improving economic fundamentals began to emerge, the markets’ disdain for asset classes with any trace of risk abruptly reversed course, investor appetite for risk returned, and the capital markets staged a dramatic comeback.

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas P. Huggins
Co-Portfolio Manager
•	In the aftermath of the Lehman Brothers collapse in late 2008, credit markets came to a virtual standstill and global economic activity ground to a snail’s pace. High-yield bond prices bore little correlation with market fundamentals: Data used to monitor creditworthiness suggested that overall credit quality appeared to be in line with previous downturns, yet high-yield bonds and bank loans traded far below levels consistent with normal default and recovery expectations, reflecting a broad-scale breakdown of the credit markets. The selling pressure during this period was such that liquidity was sharply lower for higher-quality bonds and virtually evaporated for those lower on the quality spectrum. By mid-December 2008, high-yield spreads had eclipsed 2,000 basis points, or 20% above Treasury yields – an unheard-of level, and high-yield bond prices fell precipitously.

•	By the end of the first quarter of 2009, however, with a gathering tail wind, high-yield bonds came roaring back. As of April 30, 2009, spreads had narrowed to around 1,300 basis points (13%) and, accordingly, bond prices moved sharply higher. Much of the impetus for this abrupt rebound seemed to turn on early signs of economic improvement and on investor optimism about the potential success of the federal government’s fiscal and monetary stimulus programs. Flows into high-yield mutual funds began to swell, and this surge in buying activity served to push bond prices even higher. By the start of the fourth quarter of 2009, high-yield spreads had become tighter still, finishing at around 760 basis points (7.6%) as of October 31, 2009.

•	The high-yield market benefited from this narrowing of yield spreads and from the public’s more rosy view of the prospects for a rebound from the markets’ upheavals in 2008. Within the high-yield universe, more highly rated bonds outperformed those of lower credit quality during the early part of the past 12 months, and shorter-maturity issues outpaced those with longer maturities. Beginning in early 2009, however, the opposite held true, with B and CCC rated bonds achieving the best price appreciation.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[1] posted double-digit total returns for the 12 months ending October 31, 2009, its Class A, Class B and Class C shares outpacing the return of its peer group, the Lipper High Current Yield Funds

Total Return Performance
10/31/08 – 10/31/09

Class A2	37.83%
Class B2	37.31
Class C2	36.97
Class I2	1.92	*
BofA Merrill Lynch U.S. High Yield Index[3]	48.79
BofA Merrill Lynch U.S. High Yield Constrained Index[3]	49.54
Lipper High Current Yield Funds Average[3]	35.59

*	Performance is cumulative since share class inception on 10/1/09.
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, High Income Opportunities Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset vale (NAV). Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

[3]	It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance High Income Opportunities Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Classification[1]. However, both the Fund and the Lipper peer group underperformed the return of the benchmark BofA Merrill Lynch U.S. High Yield Index (the Index), mainly because of a large inflow of domestic and foreign financials into the Index at the low point in the market, and these securities outperformed as the market rallied.

•	The Fund underperformed the Index largely on the basis of an overweighting in B rated bonds, which did poorly in the early part of the period. It also undershot the Index due to its sizable underweighting in financials, many of which were added to the Index at low valuations and subsequently performed well during the market rally. Conversely, the Fund benefited from a significant overweighting in strong-performing CCC bonds during the market rally occurring later in the period.

•	Throughout the fiscal year, the investment adviser positioned the Fund in investments it thought could present rewarding capital appreciation opportunities. The overall strategy of maintaining a greater-than-index weighting in B rated bonds of solid companies worked to the Fund’s benefit in absolute terms during calendar year 2009, as this class of bonds performed well during the market’s rally. In the first quarter of 2009, as signs emerged that the credit markets were beginning to thaw, the Fund opportunistically reduced its cash position by investing in some higher-quality, investment-grade securities, as well as in deeply discounted bank debt. It also purchased newly issued securities and added to existing positions, both at extremely attractive yields.

•	Despite its solid gains, the Fund lagged the Index due to security selection and an overweighting in the high-yield debt of gaming companies, which struggled, especially during the first half of the fiscal year. Also detracting from relative results were conservative allocations to various financial services industries – including banks and thrifts, insurance and diversified financials – as well as underexposure to automotive and auto parts, all of which put up strong returns during the period. While the Fund’s absolute performance benefited from its investments in these strong performing groups, maintaining underweighted allocations to these industries took a toll in relative terms.
•	On the upside, as mentioned earlier, the Fund offset some of its index-lagging performance through a sizable overweighting in CCC bonds. The Fund’s performance versus the Index also benefited from strong security selection within the telecommunications and cable/satellite television industries. An overweighting and favorable security selection in the resurgent super retail group also aided relative returns, as did an underweighting and security selection in the utilities segment, which underperformed the market.

[1]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.
Portfolio Composition
Portfolio Credit Quality Ratings3
By total investments

[3]	As a percentage of the Portfolio’s total investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance High Income Opportunities Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the BofA Merrill Lynch U.S. High Yield Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market and the BofA Merrill Lynch U.S. High Yield Constrained Index, whose constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund, the BofA Merrill Lynch U.S. High Yield Index and the BofA Merrill Lynch U.S. High Yield Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Class Share Symbol	ETHIX	EVHIX	ECHIX	EIHIX

Average Annual Total Returns (at net asset value)
One Year	37.83%	37.31%	36.97%	N.A.
Five Years	4.02	3.33	3.27	N.A.
Ten Years	N.A.	3.50	3.46	N.A.
Life of Fund†	4.49	6.56	5.31	1.92	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	31.10%	32.31%	35.97%	N.A.
Five Years	3.01	3.06	3.27	N.A.
Ten Years	N.A.	3.50	3.46	N.A.
Life of Fund†	3.59	6.56	5.31	1.92	%††

†	Inception Dates – Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94; Class I: 10/1/09

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at NAV. SEC Average Annual Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.11%	1.86%	1.86%	0.86%

[2]	Source: Prospectus dated 3/1/09, as supplemented 9/30/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class B of the Fund commenced operations on 8/19/86. A $10,000 hypothetical investment at net asset value in Class A shares on 3/11/04 (commencement of operations), Class C shares on 10/31/99 and Class I shares on 10/1/09 (commencement of operations) would have been valued at $12,812 ($12,203 at the maximum offering price), $14,060 and $10,192, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance High Income Opportunities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,319.70	$7.07
Class B	$1,000.00	$1,318.40	$11.34
Class C	$1,000.00	$1,315.20	$11.44
Class I	$1,000.00	$1,019.20	$0.87

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.16
Class B	$1,000.00	$1,015.40	$9.86
Class C	$1,000.00	$1,015.30	$9.96
Class I	$1,000.00	$1,020.10	$5.19

*	Class I had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A shares, 1.94% for Class B shares, 1.96% for Class C shares and 1.02% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 31/365 for Class I (to reflect the period from commencement of operations on October 1, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A shares, 1.94% for Class B shares, 1.96% for Class C shares and 1.02% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in High Income Opportunities Portfolio, at value (identified cost, $486,353,201)	$430,248,848
Receivable for Fund shares sold	1,246,958

Total assets	$431,495,806

Liabilities

Payable for Fund shares redeemed	$1,620,875
Distributions payable	1,734,153
Payable to affiliates:
Distribution and service fees	209,714
Trustees’ fees	41
Accrued expenses	175,554

Total liabilities	$3,740,337

Net Assets	$427,755,469

Sources of Net Assets

Paid-in capital	$705,783,609
Accumulated net realized loss from Portfolio	(223,679,470)
Accumulated undistributed net investment income	1,755,683
Net unrealized depreciation from Portfolio	(56,104,353)

Net Assets	$427,755,469

Class A Shares

Net Assets	$238,484,549
Shares Outstanding	59,289,667
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.02
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.22

Class B Shares

Net Assets	$72,245,278
Shares Outstanding	17,941,914
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.03

Class C Shares

Net Assets	$115,926,762
Shares Outstanding	28,813,203
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.02

Class I Shares

Net Assets	$1,098,880
Shares Outstanding	273,186
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.02

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest and other income allocated from Portfolio	$41,610,153
Dividends allocated from Portfolio	209,264
Expenses allocated from Portfolio	(2,715,928)

Total investment income from Portfolio	$39,103,489

Expenses

Distribution and service fees
Class A	$446,862
Class B	705,462
Class C	903,724
Trustees’ fees and expenses	500
Custodian fee	47,477
Transfer and dividend disbursing agent fees	481,793
Legal and accounting services	22,841
Printing and postage	129,914
Registration fees	68,629
Miscellaneous	14,405

Total expenses	$2,821,607

Net investment income	$36,281,882

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(27,501,209)
Swap contracts	(12,977,643)
Foreign currency and forward foreign currency exchange contact transactions	46,552

Net realized loss	$(40,432,300)

Change in unrealized appreciation (depreciation) —
Investments	$113,387,843
Swap contracts	6,014,876
Foreign currency and forward foreign currency exchange contracts	(23,087)

Net change in unrealized appreciation (depreciation)	$119,379,632

Net realized and unrealized gain	$78,947,332

Net increase in net assets from operations	$115,229,214

See notes to financial statements

5

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$36,281,882	$45,154,591
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(40,432,300)	(29,819,298)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	119,379,632	(170,140,182)

Net increase (decrease) in net assets from operations	$115,229,214	$(154,804,889)

Distributions to shareholders —
From net investment income
Class A	$(22,412,054)	$(20,114,244)
Class B	(8,376,210)	(13,439,771)
Class C	(10,551,470)	(11,100,265)
Class I	(1,792)	—
Tax return of capital
Class A	—	(21,935)
Class B	—	(14,656)
Class C	—	(12,105)

Total distributions	$(41,341,526)	$(44,702,976)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$40,132,945	$28,348,051
Class B	6,970,738	6,914,420
Class C	21,041,959	14,908,093
Class I	1,103,280	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	11,044,259	9,264,184
Class B	3,712,709	5,751,882
Class C	4,530,679	4,448,493
Cost of shares redeemed
Class A	(40,175,465)	(80,617,635)
Class B	(16,091,036)	(47,281,467)
Class C	(19,333,637)	(39,404,168)
Net asset value of shares exchanged
Class A	23,528,815	39,044,718
Class B	(23,528,815)	(39,044,718)
Redemption fees	7,236	3,495

Net increase (decrease) in net assets from Fund share transactions	$12,943,667	$(97,664,652)

Net increase (decrease) in net assets	$86,831,355	$(297,172,517)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$340,924,114	$638,096,631

At end of year	$427,755,469	$340,924,114

Accumulated undistributed net investment income included in net assets

At end of year	$1,755,683	$3,799,655

See notes to financial statements

6

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$3.310	$5.130		$5.230	$5.100	$5.210

Income (Loss) From Operations

Net investment income(1)	$0.365	$0.419		$0.418	$0.401	$0.402
Net realized and unrealized gain (loss)	0.763	(1.823)		(0.105)	0.142	(0.095)

Total income (loss) from operations	$1.128	$(1.404)		$0.313	$0.543	$0.307

Less Distributions

From net investment income	$(0.418)	$(0.416)		$(0.413)	$(0.413)	$(0.417)
Tax return of capital	—	(0.000	)(2)	—	—	—

Total distributions	$(0.418)	$(0.416)		$(0.413)	$(0.413)	$(0.417)

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$4.020	$3.310		$5.130	$5.230	$5.100

Total Return(3)	37.83%	(29.26)%		6.11%	11.04%	6.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$238,485	$161,603		$254,508	$199,812	$165,125
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.27%	1.11%		1.04%	0.97%	0.97%
Net investment income	10.93%	9.06%		7.98%	7.77%	7.70%
Portfolio Turnover of the Portfolio	72%	48%		81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$3.300	$5.120		$5.220	$5.080	$5.200

Income (Loss) From Operations

Net investment income(1)	$0.345	$0.383		$0.379	$0.363	$0.363
Net realized and unrealized gain (loss)	0.773	(1.826)		(0.107)	0.149	(0.106)

Total income (loss) from operations	$1.118	$(1.443)		$0.272	$0.512	$0.257

Less Distributions

From net investment income	$(0.388)	$(0.377)		$(0.372)	$(0.372)	$(0.377)
Tax return of capital	—	(0.000	)(2)	—	—	—

Total distributions	$(0.388)	$(0.377)		$(0.372)	$(0.372)	$(0.377)

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000	(2)

Net asset value — End of year	$4.030	$3.300		$5.120	$5.220	$5.080

Total Return(3)	37.31%	(29.93)%		5.30%	10.41%	5.34	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$72,245	$89,480		$221,436	$305,519	$370,036
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.02%	1.86%		1.78%	1.72%	1.72%
Net investment income	10.56%	8.23%		7.23%	7.05%	6.95%
Portfolio Turnover of the Portfolio	72%	48%		81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.33% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008		2007	2006	2005

Net asset value — Beginning of year	$3.300	$5.110		$5.220	$5.080	$5.200

Income (Loss) From Operations

Net investment income(1)	$0.341	$0.383		$0.378	$0.363	$0.363
Net realized and unrealized gain (loss)	0.767	(1.816)		(0.116)	0.149	(0.107)

Total income (loss) from operations	$1.108	$(1.433)		$0.262	$0.512	$0.256

Less Distributions

From net investment income	$(0.388)	$(0.377)		$(0.372)	$(0.372)	$(0.376)
Tax return of capital	—	(0.000	)(2)	—	—	—

Total distributions	$(0.388)	$(0.377)		$(0.372)	$(0.372)	$(0.376)

Redemption fees(1)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$0.000 (2)	$0.000	(2)

Net asset value — End of year	$4.020	$3.300		$5.110	$5.220	$5.080

Total Return(3)	36.97%	(29.79)%		5.09%	10.41%	5.32	%(4)

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$115,927	$89,841		$162,153	$172,200	$188,454
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.02%	1.86%		1.79%	1.72%	1.72%
Net investment income	10.26%	8.28%		7.22%	7.05%	6.96%
Portfolio Turnover of the Portfolio	72%	48%		81%	62%	62%

(1)	Computed using average shares outstanding.

(2)	Amount represents less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$3.980

Income (Loss) From Operations

Net investment income(2)	$0.019
Net realized and unrealized gain	0.057

Total income from operations	$0.076

Less Distributions

From net investment income	$(0.036)

Total distributions	$(0.036)

Redemption fees	$—

Net asset value — End of period	$4.020

Total Return(3)	1.92	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,099
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.02	%(7)
Net investment income	11.17	%(7)
Portfolio Turnover of the Portfolio	72	%(8)

(1)	For the period from the start of business, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s fiscal year ended October 31, 2009.

See notes to financial statements

10

Eaton Vance High Income Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (60.5% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $218,731,834 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($143,280,458), October 31, 2016 ($33,167,924) and October 31, 2017 ($42,283,452).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance High Income Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October,
	2009	2008

Distributions declared from:
Ordinary income	$41,341,526	$44,654,280
Tax return of capital	—	48,696

During the year ended October 31, 2009, accumulated net realized loss was decreased by $224,360,315 accumulated distributions in excess of net investment income was decreased by $3,015,672 and paid-in capital was decreased by $227,375,987 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization and defaulted bonds, and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$5,095,131
Capital loss carryforward	$(218,731,834)
Net unrealized depreciation	$(62,657,284)
Other temporary differences	$(1,734,153)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, premium amortization, the timing of recognizing distributions to shareholders, defaulted bonds and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $24,560 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $35,717 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

12

Eaton Vance High Income Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $446,862 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $529,096 and $677,793 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $23,003,000 and $48,770,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $176,366 and $225,931 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $5,000, $125,000 and $8,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $43,137,843 and $74,542,881, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	11,837,243	6,300,125
Issued to shareholders electing to receive payments of distributions in Fund shares	3,309,499	2,054,963
Redemptions	(12,106,855)	(17,660,527)
Exchange from Class B shares	7,360,024	8,561,127

Net increase (decrease)	10,399,911	(744,312)

13

Eaton Vance High Income Opportunities Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2009	2008

Sales	2,108,476	1,479,960
Issued to shareholders electing to receive payments of distributions in Fund shares	1,137,441	1,265,884
Redemptions	(5,059,818)	(10,359,876)
Exchange to Class A shares	(7,348,037)	(8,569,154)

Net decrease	(9,161,938)	(16,183,186)

	Year Ended October 31,
Class C	2009	2008

Sales	6,266,836	3,207,390
Issued to shareholders electing to receive payments of distributions in Fund shares	1,360,890	987,741
Redemptions	(6,039,116)	(8,677,278)

Net increase (decrease)	1,588,610	(4,482,147)

	Period Ended
Class I	October 31, 2009(1)

Sales	273,186

Net increase	273,186

(1)	Class I commenced operations on October 1, 2009.

For the years ended October 31, 2009 and October 31, 2008, the Fund received $7,236 and $3,495, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance High Income Opportunities Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance High
Income Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (“the Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

15

Eaton Vance High Income Opportunities Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $209,264 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

16

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 7.7%(1)

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.1%

Hawker Beechcraft Acquisition, Term Loan, 2.26%, Maturing 3/26/14	$1,097	$871,854
Hawker Beechcraft Acquisition, Term Loan, 2.28%, Maturing 3/26/14	65	51,589

		$923,443

Automotive & Auto Parts — 1.0%

EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 6.00%, Maturing 7/13/15	$2,560	$1,561,600
Ford Motor Co., Revolving Loan, Maturing 12/15/13(2)	1,100	1,000,450
Ford Motor Co., Term Loan, 3.29%, Maturing 12/16/13	4,726	4,224,103

		$6,786,153

Broadcasting — 0.7%

HIT Entertainment, Inc., Term Loan - Second Lien, 5.98%, Maturing 2/5/13	$9,180	$4,980,150

		$4,980,150

Building Materials — 0.4%

Panolam Industries Holdings, Inc., Term Loan, 5.00%, Maturing 9/30/12	$3,580	$3,230,950

		$3,230,950

Capital Goods — 0.1%

Dresser, Inc., Term Loan - Second Lien, 6.00%, Maturing 5/4/15	$1,080	$982,800

		$982,800

Consumer Products — 0.2%

Amscan Holdings, Inc., Term Loan, 2.65%, Maturing 5/25/13	$1,511	$1,372,718

		$1,372,718

Electronics / Electrical — 0.3%

Freescale Semiconductor, Inc., Term Loan, 2.00%, Maturing 11/29/13	$2,508	$2,044,338

		$2,044,338

Food & Drug Retail — 0.8%

Rite Aid Corp., Term Loan, 9.50%, Maturing 6/10/15	$2,860	$2,964,868
Warner Chilcott Corp., Term Loan, Maturing 10/30/14(2)	820	822,967
Warner Chilcott Corp., Term Loan, Maturing 4/30/15(2)	902	905,263
Warner Chilcott Corp., Term Loan, Maturing 4/30/15(2)	410	411,483
Warner Chilcott Corp., Term Loan, Maturing 4/30/15(2)	287	288,038

		$5,392,619

Food / Beverage / Tobacco — 0.3%

Dole Food Company, Inc., Term Loan, 7.78%, Maturing 4/12/13	$271	$274,349
Dole Food Company, Inc., Term Loan, 8.00%, Maturing 4/12/13	473	478,348
Dole Food Company, Inc., Term Loan, 8.00%, Maturing 4/12/13	1,698	1,718,073

		$2,470,770

Gaming — 0.7%

BLB Worldwide Holdings, Term Loan - Second Lien, 0.00%, Maturing 7/18/12(3)	$5,410	$365,175
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 4.50%, Maturing 5/16/14	1,580	1,149,450
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	3,460	3,338,609

		$4,853,234

Health Care — 0.6%

IASIS Healthcare, (PIK), Term Loan, 5.53%, Maturing 6/13/14	$2,051	$1,835,948
Viant Holdings, Inc., Term Loan, 2.54%, Maturing 6/25/14	2,553	2,489,516

		$4,325,464

Insurance — 0.3%

HUB International, Ltd., Term Loan, Maturing 6/12/14(2)	$1,870	$1,836,106

		$1,836,106

See notes to financial statements

17

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Services — 1.3%

Neff Rental, Inc., Term Loan - Second Lien, 3.78%, Maturing 11/20/14	$1,310	$275,100
Rental Service Corp., Term Loan - Second Lien, 3.82%, Maturing 11/30/13	3,064	2,780,860
Travelport, LLC, Term Loan, 2.78%, Maturing 8/23/13	466	425,277
Travelport, LLC, Term Loan, 2.78%, Maturing 8/23/13	2,615	2,386,598
Travelport, LLC, Term Loan, 2.78%, Maturing 8/23/13	465	423,902
Travelport, LLC, Term Loan, 10.50%, Maturing 8/23/13	2,643	2,687,432

		$8,979,169

Steel — 0.2%

RathGibson, Inc., DIP Loan, 10.70%, Maturing 2/10/10	$1,612	$1,612,308

		$1,612,308

Transportation Ex Air / Rail — 0.1%

CEVA Group, PLC, Term Loan, 3.25%, Maturing 6/29/15	$745	$628,566
CEVA Group, PLC, Term Loan, 3.28%, Maturing 8/2/15	250	207,842

		$836,408

Utilities — 0.6%

TXU Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.74%, Maturing 10/10/14	$5,521	$4,291,843

		$4,291,843

Total Senior Floating-Rate Interests
(identified cost $62,202,989)		$54,918,473

Corporate Bonds & Notes — 87.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.4%

Alion Science and Technologies Corp., 10.25%, 2/1/15	$1,625	$1,153,750
Hawker Beechcraft Acquisition, 9.75%, 4/1/17	1,460	981,850
Spirit AeroSystems, Inc., 7.50%, 10/1/17(4)	635	633,413

		$2,769,013

Air Transportation — 0.1%

Continental Airlines, 7.033%, 6/15/11	$1,026	$923,230

		$923,230

Automotive & Auto Parts — 4.6%

Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(4)	$525	$578,813
Allison Transmission, Inc., 11.00%, 11/1/15(4)	355	363,875
Allison Transmission, Inc., (PIK), 11.25%, 11/1/15(4)	3,510	3,295,012
Altra Industrial Motion, Inc., 9.00%, 12/1/11	3,660	3,756,075
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,660	954,500
Ford Motor Credit Co., Sr. Notes, 7.50%, 8/1/12	3,645	3,551,852
Ford Motor Credit Co., Sr. Notes, 7.80%, 6/1/12	2,560	2,508,106
Ford Motor Credit Co., Sr. Notes, 8.00%, 12/15/16	4,890	4,730,053
Ford Motor Credit Co., Sr. Notes, 9.875%, 8/10/11	2,530	2,588,911
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	1,305	1,471,157
Goodyear Tire & Rubber Co. (The), Sr. Notes, 10.50%, 5/15/16	3,770	4,099,875
Navistar International Corp., Sr. Notes, 8.25%, 11/1/21	3,200	3,140,000
United Components, Inc., Sr. Sub. Notes, 9.375%, 6/15/13	1,670	1,590,675

		$32,628,904

Banks and Thrifts — 0.6%

General Motors Acceptance Corp., 6.875%, 9/15/11(4)	$571	$553,870
General Motors Acceptance Corp., 8.00%, 11/1/31(4)	4,005	3,464,325

		$4,018,195

Broadcasting — 1.4%

Cequel Communications Holdings, LLC, 8.625%, 11/15/17(4)	$2,020	$1,991,909
Rainbow National Services, LLC, Sr. Sub. Notes., 10.375%, 9/1/14(4)	1,675	1,767,125

See notes to financial statements

18

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Broadcasting (continued)

Sirius XM Radio, Inc., Sr. Notes, 9.75%, 9/1/15(4)	$1,305	$1,337,625
XM Satellite Radio Holdings, Inc., Sr. Notes, 11.25%, 6/15/13(4)	2,120	2,236,600
XM Satellite Radio Holdings, Inc., Sr. Notes, 13.00%, 8/1/13(4)	2,515	2,515,000

		$9,848,259

Building Materials — 0.5%

Interface, Inc., Sr. Notes, 11.375%, 11/1/13(4)	$640	$694,400
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	745	735,688
Panolam Industries International, Sr. Sub. Notes, 10.75%, 10/1/13(3)	5,230	1,699,750
USG Corp., 9.75%, 8/1/14(4)	670	706,850

		$3,836,688

Cable / Satellite TV — 1.7%

CCO Holdings, LLC/CCO Capital Corp., Sr. Notes, 8.75%, 11/15/13(3)	$3,465	$3,802,837
Charter Communications, Inc., Sr. Notes, 10.375%, 4/30/14(3)(4)	310	316,975
Charter Communications, Inc., Sr. Notes, 12.875%, 9/15/14(3)(4)	2,340	2,597,400
Kabel Deutschland GmbH, 10.625%, 7/1/14	2,835	3,001,556
Virgin Media Finance PLC, 9.50%, 8/15/16	2,005	2,130,313

		$11,849,081

Capital Goods — 1.7%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$1,620	$1,482,300
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	2,370	2,370,000
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(4)	1,720	1,707,100
RBS Global & Rexnord Corp., 9.50%, 8/1/14(4)	1,947	1,937,265
RBS Global & Rexnord Corp., 11.75%, 8/1/16	1,870	1,823,250
Terex Corp., Sr. Notes, 10.875%, 6/1/16	2,555	2,772,175

		$12,092,090

Chemicals — 2.8%

Ashland, Inc., 9.125%, 6/1/17(4)	$1,945	$2,105,463
CII Carbon, LLC, 11.125%, 11/15/15(4)	1,665	1,648,350
Dow Chemical Co. (The), 8.55%, 5/15/19	4,135	4,728,513
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(4)	4,115	2,324,975
Nova Chemicals Corp., Sr. Notes, 8.375%, 11/1/16(4)	1,610	1,626,100
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(4)	5,520	4,498,800
Solutia, Inc., 8.75%, 11/1/17	1,420	1,476,800
Terra Capital, Inc., Sr. Notes, 7.75%, 11/1/19(4)	1,555	1,570,550

		$19,979,551

Consumer Products — 1.5%

ACCO Brands Corp., 7.625%, 8/15/15	$1,190	$1,082,900
ACCO Brands Corp., Sr. Notes, 10.625%, 3/15/15(4)	1,920	2,064,000
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	5,960	5,662,000
Sealy Mattress Co., 8.25%, 6/15/14	1,195	1,165,125
Sealy Mattress Co., Sr. Notes, 10.875%, 4/15/16(4)	400	450,000

		$10,424,025

Containers — 1.3%

Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	$3,855	$3,026,175
Pliant Corp., Sr. Notes, 11.625%, 6/15/10(3)	5,524	4,875,244
Solo Cup Co., Sr. Notes, 10.50%, 11/1/13(4)	1,295	1,379,175

		$9,280,594

Diversified Financial Services — 0.2%

Cantor Fitzgerald, LP, 7.875%, 10/15/19(4)	$1,600	$1,613,872

		$1,613,872

Diversified Media — 3.8%

Affinion Group, Inc., 10.125%, 10/15/13	$1,125	$1,158,750
Affinion Group, Inc., 11.50%, 10/15/15	2,490	2,614,500
Catalina Marketing Corp., 11.625%, 10/1/17(4)	2,965	3,016,887
Catalina Marketing Corp., (PIK), 10.50%, 10/1/15(4)	510	518,925
Interpublic Group Cos., Inc., 10.00%, 7/15/17	2,570	2,775,600
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	2,760	1,756,050
LBI Media, Inc., Sr. Sub. Notes, 8.50%, 8/1/17(4)	3,950	2,789,688
MDC Partners, Inc., 11.00%, 11/1/16(4)	2,200	2,213,750
Nielsen Finance, LLC, 10.00%, 8/1/14	3,630	3,757,050
Nielsen Finance, LLC, 11.50%, 5/1/16	1,870	1,996,225

See notes to financial statements

19

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Diversified Media (continued)

Nielsen Finance, LLC, 12.50%, (0.00% until 8/1/11), 8/1/16	$1,520	$1,324,300
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	220	235,950
Warner Music Group Acquisition Corp., Sr. Notes, 9.50%, 6/15/16(4)	2,935	3,147,787

		$27,305,462

Energy — 8.2%

Allis-Chalmers Energy, Inc., Sr. Notes, 9.00%, 1/15/14	$2,105	$1,789,250
Berry Petroleum Co., Sr. Notes, 10.25%, 6/1/14	1,905	2,047,875
Bill Barrett Corp., 9.875%, 7/15/16	385	410,025
Clayton Williams Energy, Inc., 7.75%, 8/1/13	2,600	2,275,000
Compton Pet Finance Corp., 7.625%, 12/1/13	2,545	1,889,663
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	3,050	3,286,375
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	2,880	3,009,470
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	4,040	3,403,700
Holly Corp., 9.875%, 6/15/17(4)	3,025	3,146,000
OPTI Canada, Inc., Sr. Notes, 7.875%, 12/15/14	1,915	1,503,275
OPTI Canada, Inc., Sr. Notes, 8.25%, 12/15/14	2,060	1,627,400
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	1,570	1,573,925
Petroplus Finance, Ltd., 6.75%, 5/1/14(4)	200	188,000
Petroplus Finance, Ltd., 7.00%, 5/1/17(4)	3,755	3,417,050
Petroplus Finance, Ltd., Sr. Notes, 9.375%, 9/15/19(4)	3,235	3,259,262
Quicksilver Resources, Inc., 7.125%, 4/1/16	4,300	3,880,750
Quicksilver Resources, Inc., Sr. Notes, 11.75%, 1/1/16	2,720	3,032,800
SandRidge Energy, Inc., Sr. Notes, 8.00%, 6/1/18(4)	1,805	1,795,975
SandRidge Energy, Inc., Sr. Notes, (PIK), 8.625%, 4/1/15	4,240	4,324,800
SemGroup, L.P., Sr. Notes, 8.75%, 11/15/15(3)(4)	6,330	411,450
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	700	686,000
Stewart & Stevenson, LLC, Sr. Notes, 10.00%, 7/15/14	2,800	2,590,000
Tesoro Corp., 9.75%, 6/1/19	650	671,125
United Refining Co., Sr. Notes, 10.50%, 8/15/12	9,420	8,148,300

		$58,367,470

Entertainment / Film — 1.5%

AMC Entertainment, Inc., 11.00%, 2/1/16	$10,255	$10,819,025

		$10,819,025

Environmental — 0.9%

Casella Waste Systems, Inc., Sr. Notes, 11.00%, 7/15/14(4)	$650	$697,125
Clean Harbors, Inc., Sr. Notes, 7.625%, 8/15/16(4)	900	927,000
Waste Services, Inc., Sr. Sub. Notes, 9.50%, 4/15/14	4,915	4,964,150

		$6,588,275

Food & Drug Retail — 0.4%

Duane Reade, Inc., Sr. Notes, 11.75%, 8/1/15(4)	$390	$417,300
Supervalu, Inc., Sr. Notes, 8.00%, 5/1/16	2,110	2,157,475

		$2,574,775

Food / Beverage / Tobacco — 2.3%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Disc. Notes, 11.50%, 11/1/11	$6,585	$6,469,762
Dole Foods Co., 13.875%, 3/15/14(4)	2,585	3,037,375
Smithfield Foods, Inc., Sr. Notes, 7.00%, 8/1/11	4,535	4,398,950
Smithfield Foods, Inc., Sr. Notes, 10.00%, 7/15/14(4)	2,015	2,125,825

		$16,031,912

Gaming — 6.3%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(3)(4)	$5,755	$1,093,450
CCM Merger, Inc., 8.00%, 8/1/13(4)	3,635	2,998,875
Chukchansi EDA, Sr. Notes, Variable Rate, 4.913%, 11/15/12(4)	595	371,875
Eldorado Casino Shreveport, 10.00%, 8/1/12(5)	705	621,378
Fontainebleau Las Vegas Casino, LLC, 11.00%, 6/15/15(3)(4)	9,480	379,200
Galaxy Entertainment Finance, 9.875%, 12/15/12(4)	3,970	3,910,450
Galaxy Entertainment Finance, Variable Rate, 6.218%, 12/15/10(4)	265	261,025
Greektown Holdings, LLC, Sr. Notes, 10.75%, 12/1/13(3)(4)	1,180	241,900
Harrah’s Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17(4)	1,755	1,798,875
Harrah’s Operating Escrow Corp., Sr. Notes, 11.25%, 6/1/17(4)	1,560	1,599,000

See notes to financial statements

20

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Gaming (continued)

Indianapolis Downs, LLC & Capital Corp., Sr. Notes, 11.00%, 11/1/12(4)	$1,980	$1,277,100
Inn of the Mountain Gods, Sr. Notes, 12.00%, 11/15/10(3)	3,615	1,455,038
Majestic HoldCo, LLC, 12.50%, 10/15/11(3)(4)	1,620	1,944
MGM Mirage, Inc., Sr. Notes, 10.375%, 5/15/14(4)	1,305	1,396,350
MGM Mirage, Inc., Sr. Notes, 11.125%, 11/15/17(4)	1,350	1,491,750
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	2,930	1,948,450
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	2,760	1,945,800
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	3,250	2,778,750
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.375%, 7/1/11	1,000	906,505
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.50%, 11/1/17(4)	1,620	1,591,650
MTR Gaming Group, Inc., 12.625%, 7/15/14(4)	2,055	2,024,175
Peninsula Gaming, LLC, 8.375%, 8/15/15(4)	390	389,025
Peninsula Gaming, LLC, 10.75%, 8/15/17(4)	1,760	1,755,600
Pinnacle Entertainment, Inc., Sr. Sub. Notes, 7.50%, 6/15/15	1,235	1,117,675
Pokagon Gaming Authority, Sr. Notes, 10.375%, 6/15/14(4)	1,184	1,231,360
San Pasqual Casino, 8.00%, 9/15/13(4)	1,335	1,274,925
Seminole Hard Rock Entertainment, Variable Rate, 2.799%, 3/15/14(4)	2,190	1,773,900
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(4)	3,605	3,262,525
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(4)	4,925	3,931,135

		$44,829,685

Health Care — 7.0%

Accellent, Inc., 10.50%, 12/1/13	$2,465	$2,428,025
AMR HoldCo, Inc./EmCare HoldCo, Inc., Sr. Sub. Notes, 10.00%, 2/15/15	4,860	5,127,300
Apria Healthcare Group, Inc., Sr. Notes, 12.375%, 11/1/14(4)	320	349,600
Biomet, Inc., 11.625%, 10/15/17	6,975	7,681,219
Biomet, Inc., (PIK), 10.375%, 10/15/17	640	692,000
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	3,465	3,629,587
Fresenius US Finance II, Inc., Sr. Notes, 9.00%, 7/15/15(4)	995	1,099,475
HCA, Inc., 9.875%, 2/15/17(4)	2,195	2,370,600
Inverness Medical Innovations, Inc., Sr. Sub. Notes, 9.00%, 5/15/16	3,230	3,286,525
MultiPlan, Inc., Sr. Sub. Notes, 10.375%, 4/15/16(4)	5,535	5,341,275
National Mentor Holdings, Inc., 11.25%, 7/1/14	3,670	3,660,825
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	2,370	2,358,150
Rural/Metro Corp., 9.875%, 3/15/15	870	876,525
Rural/Metro Corp., Sr. Disc. Notes, 12.75%, (0.00% until 3/15/10), 3/15/16	2,070	2,070,000
Talecris Biotherapeutics Holdings Corp., Sr. Notes, 7.75%, 11/15/16(4)	2,800	2,849,000
US Oncology, Inc., 10.75%, 8/15/14	1,655	1,737,750
US Oncology, Inc., Sr. Notes, 9.125%, 8/15/17(4)	2,040	2,162,400
Valeant Pharmaceuticals International, 8.375%, 6/15/16(4)	1,375	1,412,813
Viant Holdings, Inc., 10.125%, 7/15/17(4)	440	420,200

		$49,553,269

Homebuilders / Real Estate — 0.3%

CB Richard Ellis Service, Inc., Sr. Sub. Notes, 11.625%, 6/15/17	$1,990	$2,176,563

		$2,176,563

Insurance — 0.5%

Alliant Holdings I, Inc., 11.00%, 5/1/15(4)	$1,795	$1,759,100
HUB International Holdings, Inc., Sr. Notes, 9.00%, 12/15/14(4)	670	643,200
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 4.315%, 11/15/14(4)	1,200	996,000

		$3,398,300

Leisure — 2.0%

HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(3)(4)(5)	$2,315	$0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.00%, 4/1/12(3)(4)(5)	3,985	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(3)(4)(5)	3,274	0
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	858	816,769
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	1,750	1,697,500
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	535	500,225

See notes to financial statements

21

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Leisure (continued)

Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	$1,355	$1,239,825
Royal Caribbean Cruises, Sr. Notes, 8.75%, 2/2/11	255	258,825
Universal City Florida Holdings, Sr. Notes, 8.375%, 5/1/10	885	889,425
Universal City Florida Holdings, Sr. Notes, Variable Rate, 5.233%, 5/1/10	8,465	8,507,325

		$13,909,894

Metals / Mining — 3.3%

Arch Coal, Inc., Sr. Notes, 8.75%, 8/1/16(4)	$765	$787,950
FMG Finance PTY, Ltd., 10.625%, 9/1/16(4)	5,820	6,416,550
Murray Energy Corp., Sr. Notes, 10.25%, 10/15/15(4)	3,865	3,845,675
Novelis, Inc./GA, Sr. Notes, 11.50%, 2/15/15(4)	785	820,325
Teck Resources, Ltd., Sr. Notes, 9.75%, 5/15/14	2,555	2,880,762
Teck Resources, Ltd., Sr. Notes, 10.25%, 5/15/16	1,915	2,216,613
Teck Resources, Ltd., Sr. Notes, 10.75%, 5/15/19	5,805	6,791,850

		$23,759,725

Paper — 4.5%

Boise Paper Holdings, LLC, Sr. Notes, 9.00%, 11/1/17(4)	$1,825	$1,852,375
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	2,680	3,088,700
International Paper Co., 7.95%, 6/15/18	2,320	2,590,046
International Paper Co., 9.375%, 5/15/19	7,525	9,124,710
International Paper Co., Sr. Notes, 7.50%, 8/15/21	890	976,577
Jefferson Smurfit Corp., Sr. Notes, 7.50%, 6/1/13(3)	887	696,295
Jefferson Smurfit Corp., Sr. Notes, 8.25%, 10/1/12(3)	1,225	949,375
NewPage Corp., 10.00%, 5/1/12	1,190	785,400
NewPage Corp., Sr. Notes, 11.375%, 12/31/14(4)	7,900	7,919,750
Smurfit-Stone Container Corp., Sr. Notes, 8.00%, 3/15/17(3)	3,000	2,325,000
Smurfit-Stone Container Corp., Sr. Notes, 8.375%, 7/1/12(3)	605	476,437
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	1,820	1,192,100
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, Variable Rate, 4.233%, 8/1/14	245	161,700

		$32,138,465

Publishing / Printing — 0.1%

Dex Media West/Finance, Series B, 9.875%, 8/15/13(3)	$1,835	$371,588
Local Insight Regatta Holdings, Inc., 11.00%, 12/1/17	695	344,025
Reader’s Digest Association, Inc. (The), Sr. Sub. Notes, 9.00%, 2/15/17(3)	5,520	82,800

		$798,413

Railroad — 0.2%

Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$1,150	$1,092,500
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	650	627,250

		$1,719,750

Restaurants — 1.0%

El Pollo Loco, Inc., 11.75%, 11/15/13	$3,175	$2,936,875
NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14	4,375	4,342,187

		$7,279,062

Services — 4.9%

Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	$998	$1,092,810
GEO Group, Inc. (The), 7.75%, 10/15/17(4)	265	270,300
Hertz Corp., 8.875%, 1/1/14	255	259,463
Hertz Corp., 10.50%, 1/1/16	350	366,625
Laureate Education, Inc., 10.00%, 8/15/15(4)	6,040	5,919,200
Laureate Education, Inc., 11.75%, 8/15/17(4)	3,930	3,841,575
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(4)	7,770	7,026,153
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(4)	2,575	1,918,375
Muzak, LLC/Muzak Finance, Sr. Notes, 10.00%, 2/15/09(9)	2,640	1,135,200
Rental Service Corp., 9.50%, 12/1/14	2,220	2,203,350
RSC Equipment Rental, Inc., Sr. Notes, 10.00%, 7/15/17(4)	3,015	3,286,350
Ticketmaster Entertainment, Inc., 10.75%, 8/1/16	2,340	2,421,900
United Rentals North America, Inc., 10.875%, 6/15/16(4)	2,345	2,556,050
West Corp., 9.50%, 10/15/14	2,480	2,492,400

		$34,789,751

See notes to financial statements

22

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Steel — 0.3%

RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(3)	$5,225	$1,920,188

		$1,920,188

Super Retail — 8.8%

General Nutrition Center, Sr. Notes, (PIK), Variable Rate, 5.178%, 3/15/14	$7,445	$6,663,275
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	5,070	5,133,375
Limited Brands, Inc., Sr. Notes, 8.50%, 6/15/19(4)	3,745	3,950,975
Neiman Marcus Group, Inc., 9.00%, 10/15/15	7,064	6,258,596
Neiman Marcus Group, Inc., 10.375%, 10/15/15	5,100	4,513,500
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	5,840	6,219,600
Sonic Automotive, Inc., 5.00%, 10/1/29	2,200	2,172,500
Toys “R” Us, 7.375%, 10/15/18	260	232,700
Toys “R” Us, 7.625%, 8/1/11	6,140	6,170,700
Toys “R” Us, 7.875%, 4/15/13	4,705	4,599,137
Toys “R” Us, 10.75%, 7/15/17(4)	3,945	4,300,050
United Auto Group, Inc., 7.75%, 12/15/16	2,000	1,940,000
Yankee Acquisition Corp., 8.50%, 2/15/15	5,876	5,640,960
Yankee Acquisition Corp., 9.75%, 2/15/17	4,950	4,690,125

		$62,485,493

Technology — 3.5%

Amkor Technologies, Inc., Sr. Notes, 9.25%, 6/1/16	$4,295	$4,509,750
Avago Technologies Finance, 11.875%, 12/1/15	2,925	3,217,500
Avaya, Inc., Sr. Notes, 9.75%, 11/1/15(4)	2,930	2,827,450
Avaya, Inc., Sr. Notes, 10.125%, 11/1/15(4)	4,545	3,905,882
Ceridian Corp., Sr. Notes, 11.25%, 11/15/15	3,585	3,468,488
Jabil Circuit, Inc., Sr. Notes, 7.75%, 7/15/16	310	323,175
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15(4)	6,375	6,900,937

		$25,153,182

Telecommunications — 6.6%

Digicel Group, Ltd., Sr. Notes, 9.125%, 1/15/15(4)	$9,812	$9,468,580
Digicel Group, Ltd., Sr. Notes, 9.25%, 9/1/12(4)	3,795	3,870,900
Digicel Group, Ltd., Sr. Notes, 12.00%, 4/1/14(4)	1,195	1,353,338
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	3,050	3,263,500
Intelsat Corp., 9.25%, 8/15/14	1,385	1,416,162
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16	4,003	4,223,165
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15	660	669,075
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15(4)	865	872,569
NII Capital Corp., 10.00%, 8/15/16(4)	2,740	2,904,400
SBA Telecommunications, Inc., 8.00%, 8/15/16(4)	1,145	1,190,800
SBA Telecommunications, Inc., 8.25%, 8/15/19(4)	765	803,250
Sprint Capital Corp., 6.875%, 11/15/28	1,115	841,825
Telesat Canada/Telesat, LLC, Sr. Notes, 11.00%, 11/1/15	7,770	8,469,300
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	4,060	4,471,075
Wind Acquisition Finance SA, Sr. Notes, 11.75%, 7/15/17(4)	3,060	3,473,100

		$47,291,039

Textiles / Apparel — 1.3%

Levi Strauss & Co., Sr. Notes, 8.875%, 4/1/16	$265	$271,625
Levi Strauss & Co., Sr. Notes, 9.75%, 1/15/15	810	850,500
Oxford Industries, Inc., Sr. Notes, 11.375%, 7/15/15	1,945	2,100,600
Perry Ellis International, Inc., Sr. Sub. Notes, 8.875%, 9/15/13	3,710	3,607,975
Quiksilver, Inc., 6.875%, 4/15/15	2,700	2,099,250

		$8,929,950

Transportation Ex Air / Rail — 0.6%

CEVA Group, PLC, Sr. Notes, 10.00%, 9/1/14(4)	$3,825	$3,595,500
CEVA Group, PLC, Sr. Notes, 11.625%, 10/1/16(4)	880	897,600

		$4,493,100

Utilities — 2.4%

AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	$2,102	$2,060,074
Calpine Construction Finance Co., Sr. Notes, 8.00%, 6/1/16(4)	3,315	3,381,300
Dynegy Holdings, Inc., Sr. Notes, 8.375%, 5/1/16	570	534,375
Edison Mission Energy, Sr. Notes, 7.00%, 5/15/17	575	467,187
Edison Mission Energy, Sr. Notes, 7.20%, 5/15/19	790	633,975
NGC Corp., 7.625%, 10/15/26	3,205	2,195,425

See notes to financial statements

23

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Utilities (continued)

NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	$7,135	$7,108,244
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	362,600

		$16,743,180

Total Corporate Bonds & Notes
(identified cost $655,241,451)		$622,319,430

Convertible Bonds — 1.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Cable / Satellite TV — 1.1%

Virgin Media, Inc., 6.50%, 11/15/16(4)	$7,310	$7,766,875

		$7,766,875

Health Care — 0.1%

LifePoint Hospitals, Inc., 3.25%, 8/15/25	$525	$472,500

		$472,500

Services — 0.1%

Gaylord Entertainment Co., 3.75%, 10/1/14(4)	$1,355	$1,183,931

		$1,183,931

Technology — 0.2%

Advanced Micro Devices, Inc., 6.00%, 5/1/15	$1,660	$1,215,950

		$1,215,950

Total Convertible Bonds
(identified cost $7,630,025)		$10,639,256

Common Stocks — 2.7%

Security	Shares	Value

Consumer Products — 0.0%

HF Holdings, Inc.(5)(6)	13,600	$0

		$0

Gaming — 0.0%

Fontainebleau Equity Holdings, Class A(5)(7)	148,726	$1,487
Shreveport Gaming Holdings, Inc.(5)	4,858	87,444

		$88,931

Services — 0.9%

Geo Group, Inc. (The)(6)	300,000	$6,345,000

		$6,345,000

Super Retail — 1.2%

GameStop Corp., Class A(6)	300,000	$7,287,000
GNC Acquisition Holdings, Class A(5)(6)(7)	108,818	1,280,788

		$8,567,788

Technology — 0.6%

Amkor Technology, Inc.(6)	800,000	$4,408,000

		$4,408,000

Total Common Stocks
(identified cost $22,467,669)		$19,409,719

Convertible Preferred Stocks — 0.7%

Security	Shares	Value

Energy — 0.7%

Chesapeake Energy Corp., 4.50%	53,543	$4,069,268
Chesapeake Energy Corp., 5.00%(4)	6,292	525,382

		$4,594,650

Total Convertible Preferred Stocks
(identified cost $5,951,414)		$4,594,650

Preferred Stocks — 0.0%

Security	Shares/Units	Value

Gaming — 0.0%

Fontainebleau Resorts LLC (PIK)(5)(7)	4,544	$45

		$45

See notes to financial statements

24

High Income Opportunities Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares/Units	Value

Super Retail — 0.0%

GNC Acquisition Holdings(5)(6)(7)	37,182	$224,951

		$224,951

Total Preferred Stocks
(identified cost $4,730,370)		$224,996

Miscellaneous — 0.1%

Security	Shares	Value

Cable / Satellite TV — 0.1%

Adelphia, Inc., Escrow Certificate(6)	3,555,000	$124,425
Adelphia, Inc., Escrow Certificate(6)	7,585,000	265,475
Adelphia Recovery Trust(6)	10,758,837	309,317

		$699,217

Energy — 0.0%

VeraSun Energy Corp., Escrow Certificate(5)(6)	1,240,000	$0

		$0

Utilities — 0.0%

Mirant Corp., Escrow Certificate(5)(6)(7)	1,440,000	$144
Mirant Corp., Escrow Certificate(5)(6)(7)	3,200,000	320

		$464

Total Miscellaneous
(identified cost $9,900,030)		$699,681

Warrants — 0.4%

Security	Shares	Value

Gaming — 0.4%

Peninsula Gaming LLC, Convertible Preferred Membership Interests(5)(6)(7)	25,351	$2,466,672

		$2,466,672

Total Warrants (identified cost $0)		$2,466,672

Short-Term Investments — 0.0%

	Interest
Description	(000’s Omitted)	Value

Cash Management Portfolio, 0.00%(8)	$11	$10,506

Total Short-Term Investments
(identified cost $10,506)		$10,506

Total Investments — 100.6%
(identified cost $768,134,454)		$715,283,383

Other Assets — (0.6)%		$(4,427,293)

Net Assets — 100.0%		$710,856,090

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

PIK - Payment In Kind

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(3)	Defaulted security. Currently the issuer is in default with respect to interest and/or principal payments.

(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $240,181,440 or 33.8% of the Portfolio’s net assets.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Non-income producing security.

(7)	Restricted security (see Note 5).

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

(9)	Defaulted matured security.

See notes to financial statements

25

High Income Opportunities Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $768,123,948)	$715,272,877
Affiliated investment, at value (identified cost, $10,506)	10,506
Cash	1,568,889
Restricted cash*	29,000
Interest and dividends receivable	17,463,850
Receivable for investments sold	6,605,735
Receivable for open swap contracts	735,289

Total assets	$741,686,146

Liabilities

Demand note payable	$18,300,000
Payable for investments purchased	11,343,097
Premium received on open swap contracts	616,716
Payable to affiliates:
Investment adviser fee	367,261
Trustees’ fees	2,088
Accrued expenses	200,894

Total liabilities	$30,830,056

Net Assets applicable to investors’ interest in Portfolio	$710,856,090

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$762,971,872
Net unrealized depreciation	(52,115,782)

Total	$710,856,090

*	Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest and other income	$65,548,462
Dividends	329,793
Interest income allocated from affiliated investment	17,867
Expenses allocated from affiliated investment	(12,178)

Total investment income	$65,883,944

Expenses

Investment adviser fee	$3,779,934
Trustees’ fees and expenses	22,284
Custodian fee	241,800
Legal and accounting services	105,207
Interest expense and fees	97,481
Miscellaneous	28,800

Total expenses	$4,275,506

Deduct —
Reduction of custodian fee	$8

Total expense reductions	$8

Net expenses	$4,275,498

Net investment income	$61,608,446

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(33,610,111)
Swap contracts	(19,157,158)
Foreign currency and forward foreign currency exchange contract transactions	77,718

Net realized loss	$(52,689,551)

Change in unrealized appreciation (depreciation) —
Investments	$182,149,672
Swap contracts	8,217,540
Foreign currency and forward foreign currency exchange contracts	(41,814)

Net change in unrealized appreciation (depreciation)	$190,325,398

Net realized and unrealized gain	$137,635,847

Net increase in net assets from operations	$199,244,293

See notes to financial statements

26

High Income Opportunities Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$61,608,446	$66,895,970
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(52,689,551)	(39,314,060)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	190,325,398	(233,768,789)

Net increase (decrease) in net assets from operations	$199,244,293	$(206,186,879)

Capital transactions —
Contributions	$138,360,690	$93,764,788
Withdrawals	(106,809,974)	(279,784,438)

Net increase (decrease) in net assets from capital transactions	$31,550,716	$(186,019,650)

Net increase (decrease) in net assets	$230,795,009	$(392,206,529)

Net Assets

At beginning of year	$480,061,081	$872,267,610

At end of year	$710,856,090	$480,061,081

See notes to financial statements

27

High Income Opportunities Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.79%	0.70%	0.63%	0.59%	0.58%
Net investment income	11.34%	9.38%	8.33%	8.13%	8.06%
Portfolio Turnover	72%	48%	81%	62%	62%

Total Return	38.97%	(29.08)%	6.54%	11.66%	6.54%

Net assets, end of year (000’s omitted)	$710,856	$480,061	$872,268	$1,087,324	$1,110,139

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

28

High Income Opportunities Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 60.5%, 8.8%, 18.4% and 2.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by

29

High Income Opportunities Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

30

High Income Opportunities Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $3,791,593 of which $11,659 was allocated from Cash Management and $3,779,934 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.70% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

31

High Income Opportunities Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $473,903,087 and $390,306,136, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$773,952,623

Gross unrealized appreciation	$59,690,508
Gross unrealized depreciation	(118,359,748)

Net unrealized depreciation	$(58,669,240)

5   Restricted Securities

At October 31, 2009, the Portfolio owned the following securities (representing 0.6% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares/Units	Cost	Value

Stocks, Miscellaneous, and Warrants

GNC Acquisition Holdings, Class A	3/15/07	108,818	$544,090	$1,280,788
GNC Acquisition Holdings, Preferred	3/15/07	37,182	185,910	224,951
Fontainebleau Equity Holdings, Class A	6/1/07	148,726	1,784,712	1,487
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	4,544	4,544,460	45
Mirant Corp., Escrow Certificate	1/5/06	1,440,000	0(1)	144
Mirant Corp., Escrow Certificate	1/5/06	3,200,000	0(1)	320
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/8/99	25,351	0(1)	2,466,672

Total Restricted Securities			$7,059,172	$3,974,407

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Credit Default Swaps — Sell Protection

			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Appreciation

Bank of America	First Data Corp.	Caa1/B-	$1,525	3.20%	12/20/09	$3,805
Bank of America	Ford Motor Credit Co.	Caa1/CCC+	3,200	5.00(1)	3/20/10	176,768
Citigroup, Inc.	First Data Corp.	Caa1/B-	3,050	3.20	12/20/09	7,610
Citigroup, Inc.	First Data Corp.	Caa1/B-	3,050	3.55	12/20/09	10,331
Citigroup, Inc.	First Data Corp.	Caa1/B-	4,560	5.00(1)	12/20/10	536,775

						$735,289

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit ratings of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $15,385,000.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures

32

High Income Opportunities Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2009, the Portfolio held no derivatives with credit-related contingent features in a net liability position.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $735,289, representing the fair value of such derivatives in an asset position. Such amount would be reduced by any unamortized upfront payments received by the Portfolio.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2009 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative

Credit default swap contracts	$735,289	$—

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Credit default swap contracts	$742,275	$589,456

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was $15,385,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At October 31, 2009, the Fund had a balance outstanding pursuant to this line of credit of $18,300,000 at an interest rate of 1.36%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2009. Average borrowings and the average interest rate for the year ended October 31, 2009 were $9,170,959 and 1.07%, respectively.

8   Concentration of Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier

33

High Income Opportunities Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Priced in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests	$—	$54,918,473	$—	$54,918,473
Corporate Bonds & Notes	—	621,698,052	621,378	622,319,430
Convertible Bonds	—	10,639,256	—	10,639,256
Common Stocks	18,040,000	—	1,369,719	19,409,719
Convertible Preferred Stocks	4,069,268	525,382	—	4,594,650
Preferred Stocks	—	—	224,996	224,996
Miscellaneous	—	699,217	464	699,681
Warrants	—	—	2,466,672	2,466,672
Short-Term Investments	10,506	—	—	10,506

Total Investments	$22,119,774	$688,480,380	$4,683,229	$715,283,383

Credit Default Swaps	$—	$735,289	$—	$735,289

Total	$22,119,774	$689,215,669	$4,683,229	$716,018,672

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Senior	in Corporate	Investments	Investments
	Floating-Rate	Bonds &	in Common	in Preferred	Investments	Investments in
	Interests	Notes	Stocks	Stocks	in Warrants	Miscellaneous	Total

Balance as of October 31, 2008	$56,273	$—	$1,806,319	$1,174,741	$2,466,672	$464	$5,504,469
Realized gains (losses)	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation)*	—	(2,268,326)	(436,600)	(1,475,725)	730,314	(1,372)	(3,451,709)
Net purchases (sales)	(56,273)	—	—	525,980	(730,314)	1,372	(259,235)
Accrued discount (premium)	—	—	—	—	—	—	—
Net transfers to (from) Level 3	—	2,889,704	—	—	—	—	2,889,704

Balance as of October 31, 2009	$—	$621,378	$1,369,719	$224,996	$2,466,672	$464	$4,683,229

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$—	$(2,268,326)	$(436,600)	$(1,475,725)	$—	$(1,372)	$(4,182,023)

*	Amount is included in the related amount on investments in the Statement of Operations.

10   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

34

High Income Opportunities Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
High Income Opportunities Portfolio:
We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (“the Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

35

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

36

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of High Income Opportunities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance High Income Opportunities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

37

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

38

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

39

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 3/7/66	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

40

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 2/11/61	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-262-1122.

41

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Investment Adviser of High Income Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Income Opportunities Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

446-12/09	HISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE INTERNATIONAL EQUITY FUND

Annual Report October 31, 2009 EATON VANCE INTERNATIONAL EQUITY FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance International Equity Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	International equity markets experienced a dramatic turnaround during the 12 months ending October 31, 2009. As the period began late last fall, global equities were already in the midst of a dramatic free fall, dragged lower by the failure or near-collapse of several major financial institutions struggling under the enormous weight of troubled assets. On the verge of illiquidity, the credit markets virtually ceased operating, worldwide economic activity ground to a near standstill, and anxious equity investors stayed on the sidelines. At the beginning of the second quarter, however, equity markets began a rally in response to indications that the concerted global effort by world banks to alleviate the credit crisis and stimulate economic growth was succeeding. The volatile period finished on a decidedly positive note, with many market indexes for European, U.S. and Asian equities posting solid annual gains.
Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	Although economic conditions across much of the world remained challenging at period end, signs continued to accumulate for an improvement in outlook. Recently, the International Monetary Fund (IMF) raised its forecasts for world growth for the remainder of 2009 and into 2010. The countries of continental Europe, particularly France and Germany, were poised for positive growth and indicators of business sentiment have been rising. The United Kingdom, assisted by an expansive monetary policy by the Bank of England and a sharply depreciated currency, continued to show signs of economic stabilization. Japan, where the strong yen has been complicating the country’s rebound by discouraging its exports, recently elected the Democratic Party of Japan (DJP) political party to power, ending decades of long dominance of the Liberal Democratic Party in politics. It remains to be seen what changes the DJP will push and whether those changes will be positive from an economic standpoint.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	Against this backdrop, the Fund[1] underperformed its benchmark, the MSCI Europe, Australasia, Far East Index (the MSCI EAFE Index) for the year ending October 31, 2009.[2] The initial phase of the 2009 bull market was largely driven by the return of risk appetite — investors looking to capitalize on lower-quality companies, including those under financial stress, resulting in a boost for small-cap stocks. The Fund’s lack of exposure to these low-quality stocks, as well as its large-cap focus, led to its underperformance early in the rally. Overall, positive stock selection led to Fund returns more closely tracking the MSCI EAFE Index since April, although not enough to offset underperformance in March and April.

•	The materials sector was the biggest factor in the Fund’s relative underperformance for the year. Most of the shortfall in the sector was due to stock selection in the metals & mining industry. Financials was also a significant detractor from performance. The sector accounted for approximately one quarter of the MSCI EAFE Index’s weight and contributed the most to its returns. However, the Fund was underweighted in the sector all year, which hurt performance. Stock selection also detracted, especially the Fund’s investments in the consumer finance industry. An overweighting to health care further dampened the Fund’s performance relative to the MSCI EAFE Index. Conversely, the Fund’s stock selection in the energy sector added to relative returns.

Total Return Performance
10/31/08 – 10/31/09

Class A3	18.47%
Class C3	17.57
Class I3	18.48
MSCI EAFE Index[2]	27.71
Lipper International Large-Cap Core Funds Average[2]	23.97
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Absent an allocation of certain expenses to the investment adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance International Equity Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Despite the second half rally elsewhere in the world, Japan was the worst performing market for the year (performance based on U.S. dollars). The Fund was underweighted in Japanese stocks, which aided its performance, as all Japanese sectors did poorly, underperforming the overall MSCI EAFE Index.

•	Emerging markets enjoyed a strong year, with some economies proving more resilient to the financial crisis and global recession than anticipated. Asian economies, mostly led by global trade, were poised to improve in the second half of 2009. In Latin America, Mexico seemed likely to track the U.S. in an economic recovery, while Brazil proved more resilient to external shocks. After an initial paring back late in 2008, the Fund’s weighting in emerging markets increased over the year, which — along with stock selection — was a big contributor to performance.

•	Our investment philosophy and process remain consistent: investing in a diversified portfolio of foreign equity securities with favorable growth prospects, competitive positions and strong balance sheets. As we have experienced in prior recoveries, we believe market leadership will continue to rotate from high-risk, low-quality companies to high-quality companies that can deliver revenue growth as the economic recovery matures.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Global Allocation1
By net assets
Europe 58.9% Continental Europe 41.9% U.K. 17.0% Emerging Markets 19.3% Europe/Africa/Asia 11.0% Latin America 8.3% Asia-Pacific 16.9% Japan 9.8% Other 7.1% North America 2.4% Africa/Other 0.7%

[1]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.
Top 10 Holdings2
By net assets

Banco Santander Central Hispano SA ADR	3.9%
Nestle SA ADR	3.2
Novartis AG ADR	3.1
Total SA ADR	3.0
British American Tobacco PLC ADR	3.0
Mitsui & Co., Ltd.	2.6
Petroleo Brasileiro SA ADR	2.5
DBS Group Holdings, Ltd. ADR	2.5
Unilever PLC	2.3
BOC Hong Kong Holdings, Ltd.	2.3

[2]	Top 10 Holdings represented 28.4% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance International Equity Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged market index of international stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Comparison of Change in Value of a $10,000 Investment in Eaton Vance International Equity Fund, Class A vs. the MSCI EAFE Index*

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 5/31/06.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 5/31/06 (commencement of operations) would have been valued at $8,567 and $8,843, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign witholding taxes.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAIEX	ECIEX	EIIEX

Average Annual Total Returns (at net asset value)
One Year	18.47%	17.57%	18.48%
Life of Fund†	-3.69	-4.42	-3.53

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	11.70%	16.57%	18.48%
Life of Fund†	-5.34	-4.42	-3.53

†	Inception Dates — Class A, Class C and Class I: 5/31/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the investment adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.06%	2.81%	1.81%
Net Expense Ratio	1.50	2.25	1.25

[2]	Source: Prospectus dated 3/1/09. The net expense ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Equity Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,314.60	$8.75	**
Class C	$1,000.00	$1,309.70	$13.10	**
Class I	$1,000.00	$1,314.20	$7.29	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	**
Class C	$1,000.00	$1,013.90	$11.42	**
Class I	$1,000.00	$1,018.90	$6.36	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to affiliates, expenses would be higher.

4

Eaton Vance International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in International Equity Portfolio, at value (identified cost, $18,965,046)	$19,945,216
Receivable for Fund shares sold	1,292,675
Receivable from affiliates	26,923

Total assets	$21,264,814

Liabilities

Payable for Fund shares redeemed	$8,677
Payable to affiliates:
Distribution and service fees	3,125
Trustees’ fees	42
Accrued expenses	39,622

Total liabilities	$51,466

Net Assets	$21,213,348

Sources of Net Assets

Paid-in capital	$29,023,531
Accumulated net realized loss from Portfolio	(9,141,217)
Accumulated undistributed net investment income	350,864
Net unrealized appreciation from Portfolio	980,170

Total	$21,213,348

Class A

Net Assets	$7,131,856
Shares Outstanding	845,118
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.44
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$8.95

Class C

Net Assets	$2,121,627
Shares Outstanding	254,772
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.33

Class I

Net Assets	$11,959,865
Shares Outstanding	1,414,407
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $70,452)	$625,966
Interest allocated from Portfolio	8,207
Expenses allocated from Portfolio	(221,862)

Total investment income from Portfolio	$412,311

Expenses

Distribution and service fees
Class A	$12,860
Class C	16,747
Trustees’ fees and expenses	500
Custodian fee	18,889
Transfer and dividend disbursing agent fees	21,020
Legal and accounting services	21,676
Printing and postage	20,932
Registration fees	44,783
Miscellaneous	11,945

Total expenses	$169,352

Deduct —
Allocation of expenses to affiliates	$139,893

Total expense reductions	$139,893

Net expenses	$29,459

Net investment income	$382,852

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(6,017,403)
Foreign currency transactions	(17,230)

Net realized loss	$(6,034,633)

Change in unrealized appreciation (depreciation) —
Investments	$9,212,730
Foreign currency	3,347

Net change in unrealized appreciation (depreciation)	$9,216,077

Net realized and unrealized gain	$3,181,444

Net increase in net assets from operations	$3,564,296

See notes to financial statements

5

Eaton Vance International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$382,852	$411,119
Net realized loss from investment and foreign currency transactions	(6,034,633)	(3,086,060)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	9,216,077	(11,096,418)

Net increase (decrease) in net assets from operations	$3,564,296	$(13,771,359)

Distributions to shareholders —
From net investment income
Class A	$(102,504)	$(109,757)
Class C	(16,956)	(27,887)
Class I	(215,009)	(190,286)

Total distributions to shareholders	$(334,469)	$(327,930)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$4,351,169	$8,307,641
Class C	1,473,441	2,065,863
Class I	3,743,567	11,776,779
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	89,161	88,207
Class C	13,088	18,103
Class I	121,258	141,231
Cost of shares redeemed
Class A	(3,131,274)	(3,189,006)
Class C	(1,015,594)	(807,346)
Class I	(4,220,883)	(2,861,556)
Redemption fees	5,247	2,522

Net increase in net assets from Fund share transactions	$1,429,180	$15,542,438

Net increase in net assets	$4,659,007	$1,443,149

Net Assets

At beginning of year	$16,554,341	$15,111,192

At end of year	$21,213,348	$16,554,341

Accumulated undistributed net investment income included in net assets

At end of year	$350,864	$319,675

See notes to financial statements

6

Eaton Vance International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
					Period Ended
	2009	2008	2007		October 31, 2006(1)

Net asset value — Beginning of period	$7.260	$14.200	$10.650		$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$0.136	$0.209	$0.468	(3)	$(0.003)
Net realized and unrealized gain (loss)	1.177	(6.901)	3.119		0.653

Total income (loss) from operations	$1.313	$(6.692)	$3.587		$0.650

Less Distributions

From net investment income	$(0.135)	$(0.249)	$(0.038)		$—

Total distributions	$(0.135)	$(0.249)	$(0.038)		$—

Redemption fees(2)	$0.002	$0.001	$0.001		$0.000	(4)

Net asset value — End of period	$8.440	$7.260	$14.200		$10.650

Total Return(5)	18.47%	(47.91)%	33.78%		6.50	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,132	$5,084	$4,124		$430
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	1.50%	1.50%	1.50%		1.51	%(9)
Expenses after custodian fee reduction(7)(8)	1.50%	1.50%	1.50%		1.50	%(9)
Net investment income (loss)	1.92%	1.80%	3.82	%(3)	(0.08	)%(9)
Portfolio Turnover of the Portfolio	61%	35%	21%		1%

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.342 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.02%.

(4)	Amount represents less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The investment adviser of the Portfolio waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.85%, 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(9)	Annualized.

See notes to financial statements

7

Eaton Vance International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
					Period Ended
	2009	2008	2007		October 31, 2006(1)

Net asset value — Beginning of period	$7.160	$14.060	$10.620		$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$0.080	$0.130	$0.338	(3)	$(0.037)
Net realized and unrealized gain (loss)	1.162	(6.829)	3.127		0.657

Total income (loss) from operations	$1.242	$(6.699)	$3.465		$0.620

Less Distributions

From net investment income	$(0.074)	$(0.202)	$(0.026)		$—

Total distributions	$(0.074)	$(0.202)	$(0.026)		$—

Redemption fees(2)	$0.002	$0.001	$0.001		$0.000	(4)

Net asset value — End of period	$8.330	$7.160	$14.060		$10.620

Total Return(5)	17.57%	(48.33)%	32.79%		6.20	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,122	$1,350	$1,200		$170
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	2.25%	2.25%	2.25%		2.26	%(9)
Expenses after custodian fee reduction(7)(8)	2.25%	2.25%	2.25%		2.25	%(9)
Net investment income (loss)	1.13%	1.12%	2.78	%(3)	(0.87	)%(9)
Portfolio Turnover of the Portfolio	61%	35%	21%		1%

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.290 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.39%.

(4)	Amount represents less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The investment adviser of the Portfolio waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.85%, 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(9)	Annualized.

See notes to financial statements

8

Eaton Vance International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
					Period Ended
	2009	2008	2007		October 31, 2006(1)

Net asset value — Beginning of period	$7.290	$14.240	$10.660		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.175	$0.246	$0.416	(3)	$0.037
Net realized and unrealized gain (loss)	1.150	(6.934)	3.206		0.623

Total income (loss) from operations	$1.325	$(6.688)	$3.622		$0.660

Less Distributions

From net investment income	$(0.157)	$(0.263)	$(0.043)		$—

Total distributions	$(0.157)	$(0.263)	$(0.043)		$—

Redemption fees(2)	$0.002	$0.001	$0.001		$0.000	(4)

Net asset value — End of period	$8.460	$7.290	$14.240		$10.660

Total Return(5)	18.48%	(47.79)%	34.09%		6.60	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,960	$10,120	$9,787		$2,726
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	1.25%	1.25%	1.25%		1.26	%(9)
Expenses after custodian fee reduction(7)(8)	1.25%	1.25%	1.25%		1.25	%(9)
Net investment income	2.44%	2.12%	3.43	%(3)	0.87	%(9)
Portfolio Turnover of the Portfolio	61%	35%	21%		1%

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.241 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.44%.

(4)	Amount represents less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The investment adviser of the Portfolio waived all or a portion of its investment adviser fee and the investment adviser and administrator subsidized certain operating expenses (equal to 0.85%, 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and subsidy, total return would be lower.

(9)	Annualized.

See notes to financial statements

9

Eaton Vance International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (65.0% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,943,686 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($7,211), October 31, 2015 ($65,592), October 31, 2016 ($2,978,887) and October 31, 2017 ($5,891,996).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$334,469	$327,930

During the year ended October 31, 2009, accumulated net realized loss was decreased by $17,228, accumulated undistributed net investment income was decreased by $17,194, and paid-in capital was decreased by $34 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$350,864
Capital loss carryforward	$(8,943,686)
Net unrealized appreciation	$782,639

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM and the sub-adviser of the Portfolio, Eagle Global Advisors, L.L.C. (Eagle), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2010. Pursuant to this agreement, EVM and Eagle were allocated $69,947 and $69,946, respectively, of the Fund’s operating expenses for the year ended October 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $1,028 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $3,663 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the

11

Eaton Vance International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $12,860 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2009, the Fund paid or accrued to EVD $12,560 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At October 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $111,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $4,187 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $500 and $2,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $7,660,872 and $7,889,773, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	591,541	695,292
Issued to shareholders electing to receive payments of distributions in Fund shares	12,576	6,687
Redemptions	(459,187)	(292,160)

Net increase	144,930	409,819

	Year Ended October 31,
Class C	2009	2008

Sales	212,921	179,367
Issued to shareholders electing to receive payments of distributions in Fund shares	1,859	1,384
Redemptions	(148,630)	(77,476)

Net increase	66,150	103,275

12

Eaton Vance International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class I	2009	2008

Sales	548,241	971,438
Issued to shareholders electing to receive payments of distributions in Fund shares	17,103	10,691
Redemptions	(540,126)	(280,327)

Net increase	25,218	701,802

For the years ended October 31, 2009 and October 31, 2008, the Fund received $5,247 and $2,522, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 16, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance International Equity Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and the Shareholders of Eaton Vance
International Equity Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2009

14

Eaton Vance International Equity Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $668,321 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $70,452 and recognizes foreign source income of $696,418.

15

International Equity Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.2%

Security	Shares	Value

Automobiles — 2.7%

Fiat SpA(1)	9,800	$145,900
Honda Motor Co., Ltd. ADR	10,600	328,282
Toyota Motor Corp.	8,800	347,397

		$821,579

Beverages — 3.3%

Central European Distribution Corp.(1)	13,800	$429,318
Fomento Economico Mexicano SA de CV ADR	13,500	584,685

		$1,014,003

Building Products — 1.3%

Wienerberger AG(1)	22,120	$399,590

		$399,590

Capital Markets — 0.4%

3i Group PLC	32,000	$137,733

		$137,733

Chemicals — 1.5%

Agrium, Inc.	9,550	$448,373

		$448,373

Commercial Banks — 19.0%

Banco Santander Central Hispano SA ADR	75,100	$1,206,106
Barclays PLC(1)	125,000	655,133
BOC Hong Kong Holdings, Ltd.	303,000	695,941
Credit Agricole SA	9,100	174,312
DBS Group Holdings, Ltd. ADR	20,700	755,757
Intesa Sanpaolo SpA(1)	152,000	639,689
KBC Groep NV(1)	10,500	449,472
Mitsubishi UFJ Financial Group, Inc.	38,000	202,403
National Bank of Greece SA(1)	16,600	606,902
Societe Generale	4,600	305,532
Turkiye Is Bankasi	37,000	140,131

		$5,831,378

Computers & Peripherals — 0.7%

Toshiba Corp.(1)	39,000	$222,898

		$222,898

Construction & Engineering — 0.8%

Vinci SA	4,800	$250,503

		$250,503

Consumer Finance — 1.0%

ORIX Corp.	4,600	$297,136

		$297,136

Diversified Telecommunication Services — 5.0%

France Telecom SA ADR	20,200	$509,444
Koninklijke KPN NV	21,000	380,914
Telefonica SA	22,600	631,139

		$1,521,497

Electric Utilities — 1.5%

E.ON AG ADR	12,000	$460,800

		$460,800

Electrical Equipment — 1.3%

ABB, Ltd. ADR	22,000	$407,660

		$407,660

Electronic Equipment, Instruments & Components — 2.6%

FUJIFILM Holdings Corp.	17,000	$483,297
Hon Hai Precision Industry Co., Ltd.	80,500	315,305

		$798,602

Energy Equipment & Services — 1.0%

OAO TMK GDR	16,600	$299,877

		$299,877

Food Products — 6.1%

Cosan, Ltd., Class A(1)	27,400	$182,484
Nestle SA ADR	20,800	967,616
Unilever PLC	24,000	717,018

		$1,867,118

Health Care Equipment & Supplies — 0.5%

Mindray Medical International, Ltd. ADR	5,000	$153,650

		$153,650

See notes to financial statements

16

International Equity Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.0%

Carnival PLC	5,100	$158,106
Melco Crown Entertainment, Ltd. ADR(1)	27,800	137,888

		$295,994

Household Durables — 1.7%

Desarrolladora Homex SA de CV ADR(1)	10,200	$362,712
Fisher & Paykel Appliances Holdings, Ltd.	22,300	10,561
LG Electronics, Inc.	1,600	148,737

		$522,010

Industrial Conglomerates — 3.1%

Cookson Group PLC(1)	61,000	$363,997
Keppel, Ltd. ADR	52,000	602,160

		$966,157

Insurance — 4.7%

Aegon NV(1)	60,700	$431,422
Aviva PLC	24,000	150,075
AXA SA ADR	23,300	577,840
Zurich Financial Services AG	1,300	297,690

		$1,457,027

Media — 0.9%

Central European Media Enterprises, Ltd., Class A(1)	11,500	$289,110

		$289,110

Metals & Mining — 7.4%

Anglo American PLC ADR(1)	18,163	$328,750
ArcelorMittal	8,000	272,160
Rio Tinto PLC ADR	2,000	356,060
Sterlite Industries India, Ltd. ADR	37,900	597,683
Thompson Creek Metals Co., Inc.(1)	27,600	280,968
Vale SA ADR	19,200	443,520

		$2,279,141

Multi-Utilities — 2.9%

National Grid PLC	31,800	$315,006
RWE AG ADR	6,500	570,050

		$885,056

Multiline Retail — 0.5%

Marks & Spencer Group PLC	27,000	$151,223

		$151,223

Office Electronics — 1.1%

Canon, Inc.	9,000	$339,325

		$339,325

Oil, Gas & Consumable Fuels — 9.4%

KazMunaiGas Exploration Production GDR	8,000	$188,700
LUKOIL OAO ADR	9,000	525,600
OMV AG	3,600	148,352
Petroleo Brasileiro SA ADR	19,200	770,304
StatoilHydro ASA ADR	14,191	335,759
Total SA ADR	15,400	925,078

		$2,893,793

Pharmaceuticals — 6.9%

AstraZeneca PLC ADR	5,400	$242,514
GlaxoSmithKline PLC ADR	13,800	568,008
Novartis AG ADR	18,500	961,075
Sanofi-Aventis	4,500	329,860

		$2,101,457

Road & Rail — 0.6%

All America Latina Logistica SA (Units)	25,000	$184,349

		$184,349

Semiconductors & Semiconductor Equipment — 0.5%

United Microelectronics Corp. ADR(1)	47,000	$154,630

		$154,630

Specialty Retail — 0.5%

Kingfisher PLC	44,000	$160,825

		$160,825

Tobacco — 3.0%

British American Tobacco PLC ADR	14,200	$912,066

		$912,066

See notes to financial statements

17

International Equity Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Trading Companies & Distributors — 2.6%

Mitsui & Co., Ltd.	60,000	$787,976

		$787,976

Wireless Telecommunication Services — 2.7%

MTN Group, Ltd.	15,000	$223,339
Turkcell Iletisim Hizmetleri AS ADR	35,900	589,837

		$813,176

Total Common Stocks
(identified cost $28,165,014)		$30,125,712

Short-Term Investments — 0.2%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$59	$59,371

Total Short-Term Investments
(identified cost $59,371)		$59,371

Total Investments — 98.4%
(identified cost $28,224,385)		$30,185,083

Other Assets, Less Liabilities — 1.6%		$497,476

Net Assets — 100.0%		$30,682,559

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United Kingdom	17.0%	$5,216,514
France	10.0	3,072,569
Japan	9.8	3,008,714
Switzerland	8.6	2,634,041
Spain	6.0	1,837,245
Brazil	5.2	1,580,657
Singapore	4.4	1,357,917
Netherlands	3.5	1,084,496
Germany	3.4	1,030,850
Mexico	3.1	947,397
Hong Kong	2.7	833,829
Russia	2.7	825,477
Italy	2.6	785,589
Turkey	2.4	729,968
Canada	2.4	729,341
Greece	2.0	606,902
India	1.9	597,683
Austria	1.8	547,942
Taiwan	1.5	469,935
Belgium	1.5	449,472
Poland	1.4	429,318
Norway	1.1	335,759
Czech Republic	0.9	289,110
South Africa	0.7	223,339
Kazakhstan	0.6	188,700
China	0.5	153,650
South Korea	0.5	148,737
United States	0.2	59,371
New Zealand	0.0	10,561

Total Investments	98.4%	$30,185,083

See notes to financial statements

18

International Equity Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $28,165,014)	$30,125,712
Affiliated investment, at value (identified cost, $59,371)	59,371
Foreign currency, at value (identified cost, $1,232)	1,248
Receivable for investments sold	495,004
Dividends receivable	54,122
Tax reclaims receivable	58,793
Receivable from affiliates	3,446

Total assets	$30,797,696

Liabilities

Payable for investments purchased	$31,347
Payable to affiliates:
Investment adviser fee	28,060
Trustees’ fees	140
Accrued expenses	55,590

Total liabilities	$115,137

Net Assets applicable to investors’ interest in Portfolio	$30,682,559

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$28,721,258
Net unrealized appreciation	1,961,301

Total	$30,682,559

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $102,861)	$952,675
Interest income allocated from affiliated investment	11,817
Expenses allocated from affiliated investment	(6,344)

Total investment income	$958,148

Expenses

Investment adviser fee	$262,468
Trustees’ fees and expenses	1,652
Custodian fee	39,261
Legal and accounting services	39,699
Miscellaneous	2,636

Total expenses	$345,716

Deduct —
Waiver of investment adviser fee	$816
Allocation of expenses to affiliates	13,696

Total expense reductions	$14,512

Net expenses	$331,204

Net investment income	$626,944

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(8,754,168)
Foreign currency transactions	(26,118)

Net realized loss	$(8,780,286)

Change in unrealized appreciation (depreciation) —
Investments	$13,454,353
Foreign currency	4,003

Net change in unrealized appreciation (depreciation)	$13,458,356

Net realized and unrealized gain	$4,678,070

Net increase in net assets from operations	$5,305,014

See notes to financial statements

19

International Equity Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$626,944	$714,443
Net realized loss from investment and foreign currency transactions	(8,780,286)	(4,615,440)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	13,458,356	(17,358,270)

Net increase (decrease) in net assets from operations	$5,305,014	$(21,259,267)

Capital transactions —
Contributions	$9,904,124	$28,239,659
Withdrawals	(10,031,643)	(9,747,273)

Net increase (decrease) in net assets from capital transactions	$(127,519)	$18,492,386

Net increase (decrease) in net assets	$5,177,495	$(2,766,881)

Net Assets

At beginning of year	$25,505,064	$28,271,945

At end of year	$30,682,559	$25,505,064

See notes to financial statements

20

International Equity Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
					Period Ended
	2009	2008	2007		October 31, 2006(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.25%	1.25%	0.87%		1.26	%(3)
Expenses after custodian fee reduction(2)	1.25%	1.25%	0.87%		1.25	%(3)
Net investment income	2.33%	2.10%	3.72	%(4)	0.92	%(3)
Portfolio Turnover	61%	35%	21%		1%

Total Return	18.47%	(47.77)%	34.59%		6.60	%(5)

Net assets, end of period (000’s omitted)	$30,683	$25,505	$28,272		$10,874

(1)	For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

(2)	The investment adviser waived all or a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.05%, 0.02%, 0.55% and 5.21% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser. Absent this waiver and/or subsidy, total return would be lower.

(3)	Annualized.

(4)	Includes a dividend resulting from a corporate action equal to 1.93% of average daily net assets.

(5)	Not annualized.

See notes to financial statements

21

International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, the Eaton Vance International Equity Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 65.0% and 13.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

22

International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $268,524 of which $6,056 was allocated from Cash Management and $262,468 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 1.00% of the Portfolio’s average daily net assets. Pursuant to a voluntary

23

International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

expense reimbursement, BMR and Eagle were allocated $6,848 and $6,848, respectively, of the Portfolio’s operating expenses for the year ended October 31, 2009. BMR has also agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2009, BMR waived $816 of its adviser fee. Eagle, in turn, waived $816 of its sub-advisory fee.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $17,617,284 and $15,641,750, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$28,224,385

Gross unrealized appreciation	$3,478,758
Gross unrealized depreciation	(1,518,060)

Net unrealized appreciation	$1,960,698

The net unrealized appreciation on foreign currency at October 31, 2009 on federal income tax basis was $603.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

24

International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,117,992	$1,122,748		$—	$2,240,740
Consumer Staples	3,076,169	717,018		—	3,793,187
Energy	3,045,318	148,352		—	3,193,670
Financials	2,539,703	5,183,572		—	7,723,275
Health Care	1,925,247	329,860		—	2,255,107
Industrials	1,009,820	1,986,415		—	2,996,235
Information Technology	154,630	1,360,826		—	1,515,456
Materials	2,727,514	—		—	2,727,514
Telecommunication Services	1,099,281	1,235,391		—	2,334,672
Utilities	1,030,850	315,006		—	1,345,856

Total Common Stocks	$17,726,524	$12,399,188	*	$—	$30,125,712

Short-Term Investments	$59,371	$—		$—	$59,371

Total Investments	$17,785,895	$12,399,188		$—	$30,185,083

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 16, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

25

International Equity Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
International Equity Portfolio:
We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Equity Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2009

26

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

27

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between International Equity Portfolio (the “Portfolio”), the portfolio in which Eaton Vance International Equity Fund (the “Fund”) invests, and Boston Management and Research (“BMR” or the “Adviser”) and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and sub-advisory agreements for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement with BMR and sub-advisory agreement with Eagle for the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by BMR and by Eagle.

The Board considered BMR’s and Eagle’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and who also supervise Eagle’s management of the Portfolio. The Board specifically noted BMR’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of BMR, relevant affiliates thereof, and Eagle. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of BMR and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by BMR and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

28

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by BMR and Eagle, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement with respect to BMR, and consistent with the investment sub-advisory agreement with respect to Eagle.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the year ended September 30, 2008. The Board considered the fact that the Adviser and the Sub-Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by BMR, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by BMR and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by BMR and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by BMR and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to BMR as a result of securities transactions effected for the Portfolio and other advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by BMR and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which BMR and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of BMR and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by BMR and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause BMR and its affiliates, Eagle, and the Fund and the Portfolio to continue to share such benefits equitably.

29

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Eagle” refers to Eagle Global Advisors, L.L.C., “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Trustee of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Trustee of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

30

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Trustee of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007, Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and of the Portfolio since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

31

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Equity Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2773-12/09	IEFSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE INTERNATIONAL INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance International Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Mark S. Venezia, CFA
Co-Portfolio Manager
•	The year ending October 31, 2009, closed with economic data showing a modest rebound in global economic fundamentals. For the markets, this rebound was a welcome change after witnessing a freefall in world economic output for the first two quarters of this period, followed by a slowdown in the pace of economic deterioration in the subsequent quarter. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.

•	In the aftermath of the Lehman Brothers collapse in late 2008, with credit markets at a virtual standstill and global economic activity in decline, prices on riskier assets remained depressed. The last three months of 2008 were marked by the outperformance of U.S. government securities, relative to other asset classes, and a strong U.S. dollar, which were viewed as safe havens amidst the economic downturn. Credit markets, however, rallied sharply in the final two quarters of this twelve month period, and currencies in both developed and emerging markets rose against the dollar.

•	Amidst historic levels of central bank and government intervention, yield spreads across virtually all fixed income markets have tightened substantially, producing extraordinary returns in the riskier credit markets during the last six months of this 12 month period. A similar return story played out in the currency markets, as the higher yielding emerging market currencies, and currencies of commodity exporting countries, outperformed during the second half of the fiscal year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
John R. Baur
Co-Portfolio Manager
•	The Fund[1] seeks to provide total return by investing primarily in a portfolio of securities denominated in foreign currencies, fixed-income instruments issued by foreign entities or sovereigns, and/or derivative instruments denominated in or based on the currencies, interest rates or issues of foreign countries.
Michael A. Cirami, CFA
Co-Portfolio Manager
•	During the fiscal year ending October 31, 2009, the Fund slightly outperformed its benchmark, the JP Morgan Government Bond Index — Global, ex U.S. (the Index). The Fund’s allocation to non-benchmark positions, in regions such as Latin America and Eastern Europe, coupled with its exposure to U.S. agency mortgage-backed positions (MBS), drove its outperformance of the Index.

•	In Western Europe, the Fund continued to avoid long sovereign exposure in Italian and Spanish debt as concerns remain about their fiscal situations and demographics. The Fund compensated for this underexposure by having overweight long credit positions in France and Germany. In Eastern Europe, the Fund’s off-benchmark exposures to bonds in Czech Republic, Georgia, Kazakhstan, Turkey, and Macedonia contributed significantly to the Fund’s outperformance. While many of the positions in this region benefited mainly from a rally in riskier assets during the second half of the fiscal year, bonds in Turkey benefited from aggressive rate cuts by the central bank, bringing yields to historic lows.
Total Return Performance 10/31/08 – 10/31/09

Class A3	20.67%
JPMorgan Government Bond Index — Global, ex U.S.[2]	18.81
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, International Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	Return does not include the 4.75% maximum sales charge for Class A shares. If the sales charge were deducted, the return would be lower.

1

Eaton Vance International Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund was underweight Japan versus the benchmark, which detracted from performance. In the first half of the fiscal year, Japan’s currency benefited from nervous investors’ flight to quality as well as a significant unwinding of the short yen carry trade. A carry trade involves selling a low-yielding currency and buying a high-yielding currency, seeking to earn the difference between the two rates. Japanese government debt found support in the second half of the fiscal year because a large percentage is owned by the Japanese public. The Fund continues to maintain its underweight position in Japan due to concerns about government policies. In August, the country elected a new administration that has focused on increasing domestic demand and decreasing dependency on exports. With its debt-to-GDP ratio at nearly 200%, it appears that significant fiscal problems are on the rise in Japan.

•	In Latin America, an off-benchmark region that contributed positively to the Fund’s returns, investments in Brazil and Uruguay were standouts. Brazil’s economy proved particularly resilient during the economic crisis. As a result, the currency rebounded significantly as evidence of that resilience emerged. Uruguay, an exporter to Brazil, not only benefited from Brazil’s resilience but also its own growth momentum, as its economy avoided recession amidst global economic deterioration.

•	The Fund’s MBS holdings remained focused on seasoned, fixed rate, U.S. government agency MBS (seasoned MBS). In the seasoned MBS market, yield spreads to U.S. Treasuries tightened by more than 140 basis points, contributing significantly to the Fund’s outperformance. Principal prepayment rates on these securities were relatively stable for the entire period, paying consistently at an annualized rate in the low teens.

•	The Fund’s duration increased slightly during the year to 4.51 years as of October 31, 2009, from 4.39 years as of October 31, 2008. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/09. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2
By total net assets

Euro	43.4%
Japan	29.0
United Kingdom	5.6
Egypt	2.7
Lebanon	2.5
Canada	2.4
India	2.0
Poland	1.6
Turkey	1.5
Denmark	1.1
Indonesia	1.0
Australia	1.0
Norway	1.0
Sweden	0.9
Mexico	0.9
South Korea	0.8
China	0.8
Zambia	0.7
Ukraine	0.7
Brazil	0.7
Serbia	0.5
Malaysia	0.5
Russia	0.5
Ghana	0.4
Uruguay	0.4
Colombia	0.2
United Arab Emirates	0.1
Chile	0.1
Iceland	0.1
Costa Rica	0.1
Sri Lanka	0.0
Kazakhstan	-0.6
South Africa	-1.0

[2]	Currency Positions reflect the Portfolio’s investments as of 10/31/09. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/09, Foreign Long Derivatives were 88.6%; Other Foreign Short Derivatives were 16.8%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

2

Eaton Vance International Income Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JPMorgan Government Bond Index—Global, ex U.S., an unmanaged, broad-based market index consisting entirely of foreign denominated securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JPMorgan Government Bond Index—Global, ex U.S. Class A total returns are presented at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A
Share Class Symbol	EAIIX

Average Annual Total Returns (at net asset value)
One Year	20.67%
Life of Fund†	12.49

SEC Average Annual Total Returns (including sales charge)
One Year	14.90%
Life of Fund†	10.18

†	Inception Date — Class A: 6/27/07.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A

Gross Expense Ratio	3.09%
Net Expense Ratio	1.10

[2]	Source: Prospectus dated 3/1/09. Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 6/27/07.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index data is available as of month-end only.

3

Eaton Vance International Income Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance International Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,135.00	$5.92	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of expenses to the administrator, the expenses would be higher.

4

Eaton Vance International Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in International Income Portfolio, at value (identified cost, $6,257,258)	$6,197,340
Receivable for Fund shares sold	38,992
Receivable from affiliate	10,457

Total assets	$6,246,789

Liabilities

Payable for Fund shares redeemed	$4,653
Distributions payable	4,173
Payable to affiliates:
Distribution and service fees	1,533
Trustees’ fees	42
Accrued expenses	40,588

Total liabilities	$50,989

Net Assets	$6,195,800

Sources of Net Assets

Paid-in capital	$6,399,565
Accumulated net realized loss from Portfolio	(114,898)
Accumulated distributions in excess of net investment income	(28,949)
Net unrealized depreciation from Portfolio	(59,918)

Total	$6,195,800

Class A Shares

Net Assets	$6,195,800
Shares Outstanding	529,785
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.69
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$12.27

On sales of $25,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $831)	$263,647
Expenses allocated from Portfolio	(56,880)

Total investment income from Portfolio	$206,767

Expenses

Distribution and service fees	$19,202
Trustees’ fees and expenses	500
Custodian fee	17,220
Transfer and dividend disbursing agent fees	8,514
Legal and accounting services	21,023
Printing and postage	28,916
Registration fees	23,586
Miscellaneous	7,375

Total expenses	$126,336

Deduct —
Allocation of expenses to affiliate	$112,539

Total expense reductions	$112,539

Net expenses	$13,797

Net investment income	$192,970

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(155,868)
Financial futures contracts	54,630
Swap contracts	(8,376)
Written options	23,956
Foreign currency and forward foreign currency exchange contract transactions	22,844

Net realized loss	$(62,814)

Change in unrealized appreciation (depreciation) —
Investments	$611,089
Financial futures contracts	(12,109)
Swap contracts	920
Written options	21,442
Foreign currency and forward foreign currency exchange contracts	68,311

Net change in unrealized appreciation (depreciation)	$689,653

Net realized and unrealized gain	$626,839

Net increase in net assets from operations	$819,809

See notes to financial statements

5

Eaton Vance International Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$192,970	$173,766
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	(62,814)	139,758
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	689,653	(754,880)

Net increase (decrease) in net assets from operations	$819,809	$(441,356)

Distributions to shareholders —
From net investment income	$(291,229)	$(171,993)
From net realized gain	(123,388)	(2,041)

Total distributions to shareholders	$(414,617)	$(174,034)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$6,137,114	$10,296,758
Net asset value of shares issued to shareholders in payment of distributions declared	291,873	110,087
Cost of shares redeemed	(6,155,710)	(4,520,243)
Capital contribution from administrator	—	898

Net increase in net assets from Fund share transactions	$273,277	$5,887,500

Net increase in net assets	$678,469	$5,272,110

Net Assets

At beginning of year	$5,517,331	$245,221

At end of year	$6,195,800	$5,517,331

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(28,949)	$(8,389)

See notes to financial statements

6

Eaton Vance International Income Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
					Period Ended
	2009		2008		October 31, 2007(1)

Net asset value — Beginning of period	$10.350		$10.850		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.328		$0.435		$0.124
Net realized and unrealized gain (loss)	1.738		(0.490)		0.468

Total income (loss) from operations	$2.066		$(0.055)		$0.592

Less Distributions

From net investment income	$(0.496)		$(0.434)		$(0.014)
From net realized gain	(0.230)		(0.013)		(0.135)

Total distributions	$(0.726)		$(0.447)		$(0.149)

Capital contribution from administrator(2)	$—		$0.002		$0.407

Net asset value — End of period	$11.690		$10.350		$10.850

Total Return(3)	20.67%		(0.73	)%(4)	10.05	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,196		$5,517		$245
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.10	%(8)	1.10	%(8)	1.25	%(8)(9)
Net investment income(7)	3.01%		3.86%		3.38	%(9)
Portfolio Turnover of the Portfolio	28%		14%		2	%(5)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 was less than 0.005%. Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.14%.

(5)	Not annualized.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The administrator subsidized certain operating expenses (equal to 1.76%, 1.99% and 301.15% of average daily net assets for the years ended October 31, 2009 and 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

See notes to financial statements

7

Eaton Vance International Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance International Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (8.91% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $54,282 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

8

Eaton Vance International Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$291,229	$171,993
Long-term capital gains	$123,388	$2,041

During the year ended October 31, 2009, accumulated net realized loss was increased by $41,712 and accumulated distributions in excess of net investment income was decreased by $41,712 due to differences between book and tax accounting, primarily for foreign currency gain (loss), paydown gain (loss), premium amortization and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$48,176
Capital loss carryforward	$(54,282)
Net unrealized depreciation	$(178,908)
Other temporary differences	$(18,751)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, swap contracts, foreign currency transactions, written option contracts, wash sales, premium amortization, partnership allocations and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On net assets of $1 billion and over that are invested in Investable Assets, the annual fee is reduced. For the year ended October 31, 2009, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.10% annually of the Fund’s average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2010. Pursuant to this agreement, EVM was allocated $112,539 of the Fund’s operating expenses for the year ended October 31, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $655 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $2,709 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund

9

Eaton Vance International Income Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $19,202 for Class A shares.

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $2,000 of CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $5,954,492 and $6,129,383, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	548,445	902,331
Issued to shareholders electing to receive payments of distributions in Fund shares	26,513	9,789
Redemptions	(578,109)	(401,781)

Net increase (decrease)	(3,151)	510,339

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

10

Eaton Vance International Income Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance International Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance International Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

11

Eaton Vance International Income Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gains dividends.

Capital Gain Dividends. The Fund designates $159,375 as a capital gain dividend.

12

International Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 41.5%

		Principal
Security		Amount	Value

Australia — 0.6%

Commonwealth of Australia, 5.75%, 6/15/11	AUD	177,000	$161,931
Commonwealth of Australia, 6.25%, 4/15/15	AUD	146,000	136,827
Commonwealth of Australia, 6.50%, 5/15/13	AUD	152,000	142,485

Total Australia (identified cost $396,797)			$441,243

Belgium — 1.6%

Kingdom of Belgium, 4.00%, 3/28/13	EUR	211,000	$329,103
Kingdom of Belgium, 5.50%, 9/28/17	EUR	195,000	329,321
Kingdom of Belgium, 5.50%, 3/28/28	EUR	288,000	487,741

Total Belgium (identified cost $1,049,729)			$1,146,165

Brazil — 0.2%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	264,802	$145,664

Total Brazil (identified cost $124,049)			$145,664

Canada — 2.3%

Canada Housing Trust, 2.20%, 3/15/14	CAD	135,000	$122,346
Canada Housing Trust, 3.60%, 6/15/13(2)	CAD	881,000	848,017
Canada Housing Trust, 4.00%, 6/15/12(2)	CAD	214,000	208,466
Canada Housing Trust, 4.10%, 12/15/18	CAD	475,000	453,701

Total Canada (identified cost $1,597,323)			$1,632,530

Chile — 0.1%

Government of Chile, 2.10%, 9/1/15(3)	CLP	41,900,320	$75,689

Total Chile (identified cost $75,852)			$75,689

Congo — 0.0%

Republic of Congo, 3.00%, 6/30/29	USD	64,600	$32,139

Total Congo (identified cost $25,344)			$32,139

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(4)	CRC	41,285,649	$31,362
Titulo Propiedad Ud, 1.63%, 7/13/16(5)	CRC	4,763,917	3,678

Total Costa Rica (identified cost $47,852)			$35,040

Czech Republic — 2.1%

Czech Republic, 4.125%, 3/18/20	EUR	1,010,000	$1,448,633

Total Czech Republic (identified cost $1,515,532)			$1,448,633

Denmark — 1.1%

Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$44,419
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	206,893
Kingdom of Denmark, 5.00%, 11/15/13	DKK	938,000	201,793
Kingdom of Denmark, 6.00%, 11/15/09	DKK	1,470,000	291,119

Total Denmark (identified cost $662,272)			$744,224

France — 12.3%

Government of France, 3.75%, 4/25/17	EUR	1,320,000	$2,025,504
Government of France, 4.00%, 10/25/13	EUR	905,000	1,417,450
Government of France, 4.00%, 4/25/14	EUR	570,000	893,414
Government of France, 4.25%, 10/25/23	EUR	1,920,000	2,928,514
Government of France, 5.50%, 4/25/29	EUR	745,000	1,289,007

Total France (identified cost $7,729,248)			$8,553,889

Georgia — 0.2%

Republic of Georgia, 7.50%, 4/15/13	USD	115,000	$116,725

Total Georgia (identified cost $77,172)			$116,725

Germany — 10.5%

Republic of Germany, 3.75%, 7/4/13	EUR	1,096,000	$1,706,207
Republic of Germany, 3.75%, 1/4/19	EUR	970,000	1,489,258
Republic of Germany, 5.00%, 1/4/12	EUR	1,700,000	2,689,472
Republic of Germany, 6.25%, 1/4/30	EUR	732,000	1,390,430

Total Germany (identified cost $6,411,388)			$7,275,367

Ghana — 0.1%

Ghana Government Bond, 13.69%, 3/15/10	GHS	140,000	$93,658

Total Ghana (identified cost $145,268)			$93,658

Ivory Coast — 0.0%

Ivory Coast, 4.00%, 3/31/28(6)	USD	45,000	$26,978

Total Ivory Coast (identified cost $16,633)			$26,978

See notes to financial statements

13

International Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Macedonia — 0.3%

Republic of Macedonia, 4.625%, 12/8/15	EUR	190,000	$244,511

Total Macedonia (identified cost $163,094)			$244,511

Netherlands — 1.7%

Government of Netherlands, 3.75%, 1/15/23	EUR	368,000	$535,278
Government of Netherlands, 4.50%, 7/15/17	EUR	206,000	329,233
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	338,377

Total Netherlands (identified cost $1,093,053)			$1,202,888

Poland — 0.3%

Poland Government Bond, 3.00%, 8/24/16(7)	PLN	647,823	$214,086

Total Poland (identified cost $184,278)			$214,086

South Africa — 0.5%

Republic of South Africa, 6.50%, 6/2/14	USD	290,000	$317,550

Total South Africa (identified cost $319,870)			$317,550

South Korea — 0.2%

Republic of South Korea, 7.125%, 4/16/19	USD	100,000	$117,312

Total South Korea (identified cost $99,088)			$117,312

Sweden — 1.3%

Government of Sweden, 3.75%, 8/12/17	SEK	5,510,000	$810,435
Government of Sweden, 6.75%, 5/5/14	SEK	395,000	65,502

Total Sweden (identified cost $867,693)			$875,937

Turkey — 2.0%

Turkey Government Bond, 9.00%, 5/21/14(8)	TRY	373,400	$296,186
Turkey Government Bond, 10.00%, 2/15/12(9)	TRY	517,666	387,066
Turkey Government Bond, 12.00%, 8/14/13(10)	TRY	822,272	691,403

Total Turkey (identified cost $1,069,154)			$1,374,655

United Kingdom — 3.6%

United Kingdom Government Bond, 4.25%, 12/7/27	GBP	230,000	$385,752
United Kingdom Government Bond, 4.75%, 6/7/10	GBP	342,000	575,621
United Kingdom Government Bond, 4.75%, 3/7/20	GBP	285,000	508,706
United Kingdom Government Bond, 5.00%, 3/7/12	GBP	321,000	567,708
United Kingdom Government Bond, 5.00%, 9/7/14	GBP	266,000	481,372

Total United Kingdom (identified cost $2,828,729)			$2,519,159

Uruguay — 0.4%

Republic of Uruguay, 5.00%, 9/14/18(11)	UYU	5,055,573	$250,454

Total Uruguay (identified cost $216,807)			$250,454

Total Foreign Government Bonds (identified cost $26,716,225)			$28,884,496

Foreign Corporate Bonds — 0.3%

		Principal
Security		Amount	Value

Kazakhstan — 0.3%

Kazkommerts International, 7.875%, 4/7/14(12)	USD	200,000	$168,500

Total Kazakhstan (identified cost $166,203)
			$168,500

Total Foreign Corporate Bonds
(identified cost $166,203)			$168,500

Collateralized Mortgage Obligations — 4.7%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp., Series 2127, Class PG, 6.25%, 2/15/29		$735,066	$784,621
Federal National Mortgage Association, Series 1991-139, Class PN, 7.50%, 10/25/21(13)		868,893	970,995
Federal National Mortgage Association, Series 2009-62, Class WA, 5.56%, 8/25/39		1,449,612	1,545,948

Total Collateralized Mortgage Obligations
(identified cost $3,183,072)			$3,301,564

See notes to financial statements

14

International Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Mortgage Pass-Throughs — 27.3%

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.:
6.00% with maturity at 2016	$1,417,528	$1,520,500

		$1,520,500

Federal National Mortgage Association:
2.72% with maturity at 2035(14)	$1,945,334	$1,995,822
4.42% with maturity at 2035(14)	2,214,272	2,304,226
6.00% with maturity at 2019	354,009	378,242
6.50% with maturity at 2017	709,911	751,297
7.00% with various maturities to 2033	2,728,158	3,027,194
7.50% with maturity at 2035	926,702	1,040,876
8.50% with maturity at 2032	872,376	1,020,481

		$10,518,138

Government National Mortgage Association:
7.00% with various maturities to 2035	$3,119,388	$3,456,388
8.00% with maturity at 2016	1,389,327	1,501,072
9.00% with various maturities to 2024	1,703,300	1,990,204

		$6,947,664

Total Mortgage Pass-Throughs (identified cost $18,440,669)		$18,986,302

Currency Options Purchased — 0.0%

	Principal Amount of
	Contracts	Strike	Expiration
Description	(000’s omitted)	Price	Date	Value

Japanese Yen Put Option	JPY 910,000	JPY 107.75	4/6/10	$5,762

Total Currency Options Purchased (identified cost $163,800)				$5,762

Short-Term Investments — 21.1%
Foreign Government Securities — 8.2%

		Principal
Security		Amount	Value

Egypt — 3.1%

Egypt Treasury Bill, 0.00%, 11/3/09	EGP	3,350,000	$611,930
Egypt Treasury Bill, 0.00%, 11/10/09	EGP	1,225,000	223,345
Egypt Treasury Bill, 0.00%, 11/17/09	EGP	1,250,000	227,476
Egypt Treasury Bill, 0.00%, 11/24/09	EGP	575,000	104,441
Egypt Treasury Bill, 0.00%, 12/1/09	EGP	1,025,000	185,828
Egypt Treasury Bill, 0.00%, 12/8/09	EGP	2,275,000	411,672
Egypt Treasury Bill, 0.00%, 6/29/10	EGP	600,000	102,823
Egypt Treasury Bill, 0.00%, 8/3/10	EGP	500,000	84,891
Egypt Treasury Bill, 0.00%, 9/28/10	EGP	500,000	83,660
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	425,000	70,538
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	525,000	87,135

Total Egypt (identified cost $2,176,202)			$2,193,739

Iceland — 0.1%

Iceland Treasury Bill, 0.00%, 11/16/09	ISK	3,152,000	$21,246
Iceland Treasury Bill, 0.00%, 2/15/10	ISK	577,000	3,806
Iceland Treasury Note, 7.00%, 3/17/10	ISK	1,965,000	13,228

Total Iceland (identified cost $36,420)			$38,280

Lebanon — 2.5%

Lebanon Treasury Bill, 0.00%, 11/5/09	LBP	86,000,000	$57,219
Lebanon Treasury Bill, 0.00%, 11/19/09	LBP	134,000,000	88,991
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	63,920,000	42,328
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	66,300,000	43,905
Lebanon Treasury Bill, 0.00%, 12/24/09	LBP	101,950,000	67,450
Lebanon Treasury Bill, 0.00%, 12/31/09	LBP	105,910,000	70,003
Lebanon Treasury Bill, 0.00%, 1/7/10	LBP	102,000,000	67,351
Lebanon Treasury Bill, 0.00%, 1/21/10	LBP	68,000,000	44,807
Lebanon Treasury Bill, 0.00%, 2/4/10	LBP	136,000,000	89,413
Lebanon Treasury Bill, 0.00%, 2/18/10	LBP	100,000,000	65,588
Lebanon Treasury Bill, 0.00%, 3/4/10	LBP	51,000,000	33,366
Lebanon Treasury Bill, 0.00%, 3/18/10	LBP	478,290,000	312,083
Lebanon Treasury Bill, 0.00%, 4/1/10	LBP	230,000,000	149,655
Lebanon Treasury Bill, 0.00%, 4/15/10	LBP	259,000,000	168,031
Lebanon Treasury Bill, 0.00%, 4/29/10	LBP	450,000,000	291,721
Lebanon Treasury Bill, 0.00%, 9/23/10	LBP	73,000,000	46,073
Lebanon Treasury Bill, 0.00%, 10/21/10	LBP	149,400,000	93,847

Total Lebanon (identified cost $1,714,420)			$1,731,831

South Korea — 0.6%

Korea Monetary Stabilization Bond, 5.54%, 11/14/09	KRW	241,080,000	$204,143
Korea Monetary Stabilization Bond, 5.45%, 1/23/10	KRW	107,620,000	91,685
Korea Monetary Treasury Bond, 4.75%, 12/10/09	KRW	127,610,000	108,225

Total South Korea (identified cost $389,968)			$404,053

See notes to financial statements

15

International Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Sri Lanka — 1.9%

Sri Lanka Government Bond, 15.50%, 1/15/10	LKR	14,500,000	$127,911
Sri Lanka Government Bond, 7.60%, 4/1/10	LKR	1,970,000	17,042
Sri Lanka Government Bond, 15.50%, 5/15/10	LKR	6,990,000	62,791
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	23,000,000	200,024
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	17,000,000	147,844
Sri Lanka Treasury Bill, 0.00%, 1/8/10	LKR	24,000,000	205,651
Sri Lanka Treasury Bill, 0.00%, 1/15/10	LKR	29,825,000	255,131
Sri Lanka Treasury Bill, 0.00%, 2/5/10	LKR	28,540,000	242,931
Sri Lanka Treasury Bill, 0.00%, 4/9/10	LKR	7,250,000	60,737
Sri Lanka Treasury Bill, 0.00%, 4/30/10	LKR	4,450,000	37,138

Total Sri Lanka (identified cost $1,353,169)			$1,357,200

Total Foreign Government Securities
(identified cost $5,670,179)			$5,725,103

Repurchase Agreements(15) — 7.9%

		Principal
		Amount
Description		(000’s omitted)	Value

Barclays Bank PLC, dated 10/8/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 10.75%, a maturity date of 9/19/13 and a market value of $1,929,486.		$1,954	$1,954,447
Barclays Bank PLC, dated 9/16/09, with an interest rate of 0.85%, collateralized by Costa Rica Government Bond with an interest rate of 9.995%, a maturity date of 8/1/20 and a market value of $1,309,710.		1,287	1,286,788
Citibank, dated 10/19/09, with an interest rate of 0.40%, collateralized by Turkey Government Bond with an interest rate of 7.00%, a maturity date of 9/26/16 and a market value of $2,223,222.		2,222	2,222,200

Total Repurchase Agreements
(identified cost $5,463,435)			$5,463,435

Other Securities — 5.0%

	Interest
	Amount
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(16)	$3,503	$3,503,113

Total Other Securities — 5.0% (identified cost $3,503,113)		$3,503,113

Total Short-Term Investments (identified cost $14,636,727)		$14,691,651

Total Investments — 94.9% (cost $63,306,696)		$66,038,275

Currency Options Written — (0.1)%

	Principal
	Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Japanese Yen Call Option	JPY	1,335,000	JPY	76.40	4/6/10	$(68,963)

Total Currency Options Written (premiums received $152,300)						$(68,963)

Other Assets, Less Liabilities — 5.2%						$3,612,049

Net Assets — 100.0%						$69,581,361

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AUD - Australian Dollar

BRL - Brazilian Real

CAD - Canadian Dollar

CLP - Chilean Peso

CRC - Costa Rican Colon

DKK - Danish Krone

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lanka Rupee

PLN - Polish Zloty

SEK - Swedish Krona

TRY - New Turkish Lira

See notes to financial statements

16

International Income Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

USD - United States Dollar
UYU - Uruguayan Peso

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the IPCA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 143,000 and current face is BRL 264,802.

(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $1,056,483 or 1.5% of the Portfolio’s net assets.

(3)	Bond pays a 2.10% coupon on the face at the end of the payment period. Principal is adjusted based on the Chilean Inflation Indexed CPI. The original face is CLP 41,866,040 and current face is CLP 41,900,320.

(4)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 33,700,000 and current face is CRC 41,285,649.

(5)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrolla) as calculated by the General Superintendent of Values. The original face is CRC 3,700,000 and current face is CRC 4,763,917.

(6)	Currently the issuer is in default with respect to interest payments.

(7)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Poland Inflation Indexed CPI. The original face is PLN 565,000 and current face is PLN 647,823.

(8)	Bond pays a 9.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 370,000 and current face is TRY 373,400.

(9)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 426,000 and current face is TRY 517,666.

(10)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 779,000 and the current face is TRY 822,272.

(11)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 4,000,000, and current face is UYU 5,055,573.

(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(13)	Weighted average fixed-rate coupon that changes/updates monthly.

(14)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2009.

(15)	Open repurchase agreements with no specific maturity date. Either party may terminate the agreement upon demand.

(16)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

17

International Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $59,803,583)	$62,535,162
Affiliated investment, at value (identified cost, $3,503,113)	3,503,113
Cash held by broker for open financial futures contracts	328,472
Foreign currency, at value (identified cost, $216,286)	215,683
Interest receivable	693,731
Receivable for investments sold	2,381,260
Receivable for variation margin on open financial futures contracts	30,634
Receivable for open forward foreign currency exchange contracts	561,343
Receivable for closed forward foreign currency exchange contracts	9,997
Receivable for open swap contracts	385,826
Receivable for closed swap contracts	20,261
Receivable for closed options	27,515
Premium paid on open swap contracts	34,821

Total assets	$70,727,818

Liabilities

Payable for investments purchased	$566,603
Payable for open forward foreign currency exchange contracts	118,522
Payable for closed forward foreign currency exchange contracts	1,736
Payable for open swap contracts	269,026
Payable for closed swap contracts	10,873
Written options outstanding, at value (premiums received, $152,300)	68,963
Payable to affiliates:
Investment adviser fee	36,064
Trustees’ fees	192
Accrued expenses	74,478

Total liabilities	$1,146,457

Net Assets applicable to investors’ interest in Portfolio	$69,581,361

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$66,208,275
Net unrealized appreciation	3,373,086

Total	$69,581,361

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest (net of foreign taxes, $6,698)	$1,993,961
Interest allocated from affiliated investment	45,776
Expenses allocated from affiliated investment	(29,904)

Total investment income	$2,009,833

Expenses

Investment adviser fee	$271,575
Trustees’ fees and expenses	2,565
Custodian fee	58,167
Legal and accounting services	65,637
Miscellaneous	3,001

Total expenses	$400,945

Net investment income	$1,608,888

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(331,994)
Financial futures contracts	213,278
Written options	117,803
Swap contracts	(26,102)
Foreign currency and forward foreign currency exchange contract transactions	1,589,640

Net realized gain	$1,562,625

Change in unrealized appreciation (depreciation) —
Investments	$5,210,900
Financial futures contracts	(16,254)
Swap contracts	(78,076)
Written options	154,761
Foreign currency and forward foreign currency exchange contracts	621,279

Net change in unrealized appreciation (depreciation)	$5,892,610

Net realized and unrealized gain	$7,455,235

Net increase in net assets from operations	$9,064,123

See notes to financial statements

18

International Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$1,608,888	$1,324,768
Net realized gain from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	1,562,625	1,977,688
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	5,892,610	(3,998,350)

Net increase (decrease) in net assets from operations	$9,064,123	$(695,894)

Capital transactions —
Contributions	$33,505,208	$17,567,573
Withdrawals	(6,742,649)	(6,696,831)

Net increase from capital transactions	$26,762,559	$10,870,742

Net increase in net assets	$35,826,682	$10,174,848

Net Assets

At beginning of year	$33,754,679	$23,579,831

At end of year	$69,581,361	$33,754,679

See notes to financial statements

19

International Income Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.90%	1.01%	1.35	%(3)
Net investment income	3.34%	4.01%	3.75	%(3)
Portfolio Turnover	28%	14%	2	%(4)

Total Return	20.91%	(0.64)%	10.05	%(4)

Net assets, end of period (000’s omitted)	$69,581	$33,755	$23,580

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to financial statements

20

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

International Income Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance International Income Fund, Eaton Vance Medallion Strategic Income Fund and Eaton Vance Strategic Income Fund held an interest of 8.91%, 9.86% and 81.03%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash

21

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S.

dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change

22

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of

23

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. Repurchase agreements are marked-to-market daily. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $299,972 of which $28,397 was allocated from Cash Management and $271,575 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

24

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$14,684,455
U.S. Government and Agency Securities	14,315,013

$28,999,468

Sales

Investments (non-U.S. Government)	$7,760,347
U.S. Government and Agency Securities	3,010,810

$10,771,157

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$63,392,954

Gross unrealized appreciation	$3,122,211
Gross unrealized depreciation	(476,890)

Net unrealized appreciation	$2,645,321

The net unrealized appreciation on swaps, written options, foreign currency and forward foreign currency exchange contracts at October 31, 2009 on a federal income tax basis was $540,612.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/6/09	Sri Lanka Rupee 17,000,000	United States Dollar 145,461	$(2,562)
11/6/09	Sri Lanka Rupee 23,000,000	United States Dollar 197,595	(2,671)
11/16/09	Sri Lanka Rupee 541,725	United States Dollar 4,707	(3)
11/23/09	South African Rand 3,972,582	United States Dollar 536,473	29,710
11/23/09	South African Rand 1,607,881	United States Dollar 217,076	11,966
11/27/09	Swedish Krona 2,835,000	United States Dollar 413,075	13,302
1/8/10	Sri Lanka Rupee 7,000,000	United States Dollar 59,372	(1,162)
1/8/10	Sri Lanka Rupee 17,000,000	United States Dollar 144,129	(2,883)
1/15/10	Sri Lanka Rupee 10,625,000	United States Dollar 90,157	(1,675)
1/15/10	Sri Lanka Rupee 15,623,750	United States Dollar 132,889	(2,147)
1/15/10	Sri Lanka Rupee 19,200,000	United States Dollar 162,988	(2,957)
2/5/10	Sri Lanka Rupee 28,540,000	United States Dollar 243,204	(3,067)
4/1/10	Sri Lanka Rupee 2,044,860	United States Dollar 17,540	(48)
4/9/10	Sri Lanka Rupee 7,250,000	United States Dollar 62,232	(100)
4/30/10	Sri Lanka Rupee 4,450,000	United States Dollar 38,197	(15)
5/17/10	Sri Lanka Rupee 7,531,725	United States Dollar 64,346	(256)
7/20/10	Kazakhstan Tenge 22,347,800	United States Dollar 137,103	(9,577)
7/21/10	Kazakhstan Tenge 22,253,300	United States Dollar 137,366	(8,680)
7/23/10	Kazakhstan Tenge 22,791,200	United States Dollar 140,470	(9,080)

			$8,095

11/4/09	Indonesian Rupiah 1,288,000,000	United States Dollar 125,243	$9,602
11/5/09	Japanese Yen 769,932,000	United States Dollar 8,512,992	40,427
11/5/09	Japanese Yen 38,020,000	United States Dollar 413,095	9,281

25

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/5/09	Mexican Peso 4,199,000	United States Dollar 324,302	(6,328)
11/5/09	Polish Zloty 250,000	Euro 58,790	(114)
11/5/09	Polish Zloty 2,264,344	Euro 533,352	(2,319)
11/9/09	Indian Rupee 8,540,000	United States Dollar 180,741	1,058
11/9/09	Indian Rupee 7,890,000	United States Dollar 169,096	(1,134)
11/10/09	Indian Rupee 13,290,000	United States Dollar 272,280	10,626
11/10/09	Indonesian Rupiah 1,058,000,000	United States Dollar 104,422	6,229
11/12/09	Japanese Yen 1,145,514,160	United States Dollar 12,438,599	287,737
11/12/09	Russian Ruble 5,000,000	United States Dollar 170,605	353
11/12/09	Russian Ruble 4,600,000	United States Dollar 156,943	338
11/13/09	Australian Dollar 97,600	United States Dollar 87,710	62
11/13/09	Euro 8,273,212	United States Dollar 12,161,042	13,961
11/13/09	South Korean Won 204,700,000	United States Dollar 175,347	(2,224)
11/16/09	Indian Rupee 7,070,000	United States Dollar 145,773	4,695
11/16/09	New Turkish Lira 80,000	United States Dollar 54,488	(1,403)
11/16/09	New Turkish Lira 608,138	United States Dollar 414,545	(11,005)
11/16/09	Swedish Krona 1,180,000	Euro 114,351	(1,892)
11/19/09	Malaysian Ringgit 564,000	United States Dollar 168,283	(3,073)
11/19/09	Norwegian Krone 230,000	Euro 27,690	(604)
11/19/09	Zambian Kwacha 187,300,000	United States Dollar 40,471	(199)
11/20/09	Malaysian Ringgit 550,000	United States Dollar 163,837	$(2,731)
11/23/09	Colombian Peso 273,125,859	United States Dollar 143,317	(7,004)
11/23/09	Mexican Peso 4,294,000	United States Dollar 331,238	$(6,832)
11/23/09	Norwegian Krone 2,372,500	Euro 283,453	(3,087)
11/25/09	Indian Rupee 5,500,000	United States Dollar 114,512	2,505
11/27/09	British Pound Sterling 681,444	Euro 753,038	10,096
11/30/09	Australian Dollar 177,800	United States Dollar 163,679	(4,036)
11/30/09	British Pound Sterling 115,349	United States Dollar 188,848	435
11/30/09	Euro 469,311	United States Dollar 691,704	(1,084)
11/30/09	Indonesian Rupiah 1,890,000,000	United States Dollar 194,986	1,992
11/30/09	Indonesian Rupiah 1,101,000,000	United States Dollar 115,676	(928)
11/30/09	Norwegian Krone 1,240,000	Euro 148,704	(2,485)
11/30/09	Serbian Dinar 10,100,000	Euro 107,333	(19)
12/2/09	Brazilian Real 590,831	United States Dollar 334,332	(872)
12/4/09	Indian Rupee 3,040,000	United States Dollar 54,681	(23)
12/11/09	Zambian Kwacha 285,300,000	United States Dollar 53,577	7,453
12/21/09	Indian Rupee 5,400,000	United States Dollar 117,955	(3,167)
12/21/09	Zambian Kwacha 360,000,000	United States Dollar 66,667	10,141
1/13/10	Indonesian Rupiah 1,407,370,000	United States Dollar 149,165	(3,278)
1/14/10	Indian Rupee 15,500,000	United States Dollar 334,629	(5,413)
1/21/10	Serbian Dinar 13,400,000	Euro 140,978	(385)
1/27/10	Zambian Kwacha 648,441,500	United States Dollar 119,243	17,850
4/13/10	Ghanaian Cedi 251,500	United States Dollar 158,425	5,595
5/26/10	Zambian Kwacha 355,800,000	United States Dollar 60,142	$12,045
5/27/10	Zambian Kwacha 332,600,000	United States Dollar 56,126	11,333
7/20/10	Ukraine Hryvna 1,377,900	United States Dollar 137,104	9,769

26

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

7/21/10	Ukraine Hryvna 1,360,000	United States Dollar 137,374	7,517
7/23/10	Ukraine Hryvna 1,395,100	United States Dollar 140,919	7,556
9/3/10	Ukraine Hryvna 540,000	United States Dollar 48,214	8,125
9/28/10	Zambian Kwacha 235,100,000	United States Dollar 44,653	1,127
6/15/11	Yuan Renminbi 2,300,000	United States Dollar 347,958	5,806
6/15/11	Yuan Renminbi 1,100,000	United States Dollar 166,541	2,651

			$434,726

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $9,997 and a payable of $1,736.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/09	5 Euro-Bobl	Long	$847,987	$850,761	$2,774
12/09	38 Euro-Bund	Long	6,843,324	6,816,981	(26,343)
12/09	6 Euro-Buxl	Long	858,814	867,450	8,636
12/09	15 Euro-Schatz	Long	2,383,677	2,388,489	4,812
12/09	12 U.K. Gilt	Long	2,313,807	2,334,644	20,837
12/09	18 U.S. 30 Year Treasury Bond	Short	(2,143,484)	(2,162,813)	(19,329)
12/09	4 U.S. 5 Year Treasury Note	Short	(461,517)	(465,812)	(4,295)
12/09	3 U.S. 10 Year Treasury Note	Short	(350,333)	(355,828)	(5,495)

					$(18,403)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 8.5 to 10.5 years.

Euro-Buxl: Long-term debt securities issued by the Federal Republic of Germany with a remaining term to maturity of 24 to 35 years.

Euro-Schatz: Medium-term debt securities issued by the Federal Republic of Germany or the Treuhandanstalt with a remaining term to maturity of 1 3/4 to 2 1/4 years.

U.K. Gilt: Gilt issues having a maturity of 8 1/4 to 13 years from the calendar day of the delivery month.

Interest Rate Swaps

Portfolio
Pays/
		Receives				Net
	Notional	Floating	Floating	Annual	Termination	Unrealized
Counterparty	Amount	Rate	Rate Index	Fixed Rate	Date	Depreciation

JPMorgan Chase Bank	BRL 2,568,875	Pay	Brazil Interbank Deposit Rate	9.67%	1/03/11	$(8,655)

$(8,655)

BRL - Brazilian Real

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$200	5.25%	11/20/09	0.36%	$5,356

Iceland	JPMorgan Chase Bank	300	1.75	3/20/18	3.22	(27,293)

Iceland	JPMorgan Chase Bank	100	1.90	3/20/18	3.22	(8,130)

Iceland	JPMorgan Chase Bank	100	2.10	3/20/23	3.07	(7,985)

Iceland	JPMorgan Chase Bank	100	2.45	3/20/23	3.07	(4,970)

Kazakhstan	Barclays Bank PLC	200	9.75	11/20/09	0.82	9,929

						$(33,093)

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount*	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$200	0.44%	12/20/13	$503

Austria	Barclays Bank PLC	100	1.42	3/20/14	(3,888)

Brazil	Barclays Bank PLC	250	1.65	9/20/19	(1,864)

Greece	JPMorgan Chase Bank	4,000	0.13	9/20/17	359,944

Lebanon	Citigroup Global Markets	200	1.00(1)	12/20/14	(1,588)

Lebanon	Citigroup Global Markets	150	3.30	9/20/14	(4,916)

Malaysia	Bank of America	100	0.83	12/20/14	546

Malaysia	Barclays Bank PLC	200	0.82	12/20/14	1,167

Malaysia	Barclays Bank PLC	200	2.40	3/20/14	(13,501)

27

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract		Net
		Amount*	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Malaysia	Citigroup Global Markets	$200	2.45%	3/20/14	$(13,932)

Philippines	Barclays Bank PLC	200	1.84	12/20/14	(593)

Philippines	Citigroup Global Markets	100	1.84	12/20/14	(297)

South Africa	Bank of America	200	1.00(1)	12/20/19	(382)

South Africa	Barclays Bank PLC	200	1.00(1)	12/20/19	(1,792)

Thailand	Barclays Bank PLC	200	0.97	9/20/19	3,302

Thailand	Citigroup Global Markets	200	0.86	12/20/14	2,208

Thailand	Citigroup Global Markets	100	0.95	9/20/19	1,815

Thailand	JPMorgan Chase Bank	100	0.87	12/20/14	1,056

Turkey	Barclays Bank PLC	540	2.12	1/20/13	(13,669)

Turkey	Citigroup Global Markets	270	2.93	9/20/19	(17,273)

					$296,846

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31,2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $1,000,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

Total Return Swaps

					Net
	Notional	Expiration		Portfolio	Unrealized
Counterparty	Amount	Date	Portfolio Pays	Receives	Depreciation

JPMorgan Chase Bank	$93,063	8/25/10	1-month USD- LIBOR-BBA+50bp	Total Return on JPMorgan Abu Dhabi Index	$(3,236)

					$(3,236)

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate				Net
	(Currency	(Currency	Floating	Fixed	Termination	Unrealized
Counterparty	Received)	Delivered)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 99,705	$61,699	3-month USD-LIBOR-BBA	11.95%	2/15/12	$(14,070)

Citigroup Global Markets	TRY 224,285	$135,274	3-month USD-LIBOR-BBA	12.10	2/15/12	(35,536)

Citigroup Global Markets	TRY 318,742	$189,727	3-month USD-LIBOR-BBA	12.46	8/14/13	(43,384)

Credit Suisse	TRY 166,085	$95,948	3-month USD-LIBOR-BBA	12.45	2/15/12	(30,487)

JPMorgan Chase Bank	TRY 402,826	$271,996	3-month USD-LIBOR-BBA	11.20	5/21/14	(11,585)

						$(135,062)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2009 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	JPY 1,099,073	$117,803
Options written	1,335,000	152,300
Options expired	(1,099,073)	(117,803)

Outstanding, end of year	JPY 1,335,000	$152,300

JPY - Japanese Yen

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures

28

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio may enter into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Portfolio may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate and cross-currency swap contracts. The Portfolio may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $202,757.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was

$957,166, representing the fair value of such derivatives in an asset position. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $155,689 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2009 was as follows:

	Fair Value
Statement of Assets and			Foreign	Interest
Liabilities Caption	Credit	Equity	Exchange	Rate

Net unrealized appreciation	$—	$—	$—	$37,059	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	571,340	—
Receivable for open swap contracts	385,826	—	—	—

Total Asset Derivatives	$385,826	$—	$571,340	$37,059

Written options outstanding, at value	$—	$—	$(68,963)	$—
Net unrealized appreciation	—	—	—	(55,462	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(120,258)	—
Payable for open swap contracts	(122,073)	(3,236)	—	(143,717)

Total Liability Derivatives	$(122,073)	$(3,236)	$(189,221)	$(199,179)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure for the six months ended October 31, 2009 was as follows:

29

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

			Foreign	Interest
Statement of Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$—	$(125,975)
Written options	—	—	0	—
Swap contracts	8,513	19,897	—	(2,200)
Foreign currency and forward foreign currency exchange contract transactions	—	—	2,738,365	—

Total	$8,513	$19,897	$2,738,365	$(128,175)

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(95,275)	$—
Financial futures contracts	—	—	—	(46,621)
Written options	—	—	89,288	—
Swap contracts	44,115	2,013	—	(94,252)
Foreign currency and forward foreign currency exchange contracts	—	—	693,433	—

Total	$44,115	$2,013	$687,446	$(140,873)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the six months ended October 31, 2009, which are indicative of the volume of these derivative types, were approximately $11,163,000, $43,020,000 and $8,752,000, respectively.

The average principal amount of purchased option contracts outstanding during the six months ended October 31, 2009 was approximately $9,695,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

30

International Income Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$28,884,496	$—	$28,884,496
Foreign Corporate Bonds	—	168,500	—	168,500
Collateralized Mortgage Obligations	—	3,301,564	—	3,301,564
Mortgage Pass-Throughs	—	18,986,302	—	18,986,302
Currency Options Purchased	—	5,762	—	5,762
Short-Term Investments	3,503,113	11,188,538	—	14,691,651

Total Investments	$3,503,113	$62,535,162	$—	$66,038,275

Forward Foreign Currency Exchange Contracts	$—	$571,340	$—	$571,340
Swap Contracts	—	385,826	—	385,826
Futures Contracts	37,059	—	—	37,059

Total	$3,540,172	$63,492,328	$—	$67,032,500

Liability Description

Currency Options Written	$—	$(68,963)	$—	$(68,963)
Forward Foreign Currency Exchange Contracts	—	(120,258)	—	(120,258)
Swap Contracts	—	(269,026)	—	(269,026)
Futures Contracts	(55,462)	—	—	(55,462)

Total	$(55,462)	$(458,247)	$—	$(513,709)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments	Investments
	in Foreign	in Short-
	Government	Term
	Bonds	Investments	Total

Balance as of October 31, 2008	$110,275	$101,663	$211,938
Realized gains (losses)	—	(15,668)	(15,668)
Change in net unrealized appreciation (depreciation)*	(16,379)	4,545	(11,834)
Net purchases (sales)	—	(90,540)	(90,540)
Accrued discount (premium)	(238)	—	(238)
Net transfers to (from) Level 3	(93,658)	—	(93,658)

Balance as of October 31, 2009	$—	$—	$—

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$—	$—	$—

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

31

International Income Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
International Income Portfolio:
We have audited the accompanying statement of assets and liabilities of International Income Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

32

Eaton Vance International Income Fund
International Income Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance International Income Fund

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

	Number of Shares
For	Against	Abstain

202,348	5,775	21,151

International Income Portfolio

The Portfolio held a joint Special Meeting of Interestholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Portfolio may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the interestholders:

	Interest in the Portfolio
For	Against	Abstain

79%	5%	8%

Results are rounded to the nearest whole number.

33

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

34

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance International Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement of International Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio

35

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund and the Portfolio can be expected to share such benefits equitably.

36

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004- 2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

37

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

38

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Chief Compliance Officer of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

39

This Page Intentionally Left Blank

Investment Adviser of
International Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance International Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3042-12/09	INTLISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE LOW DURATION FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Low Duration Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Susan Schiff, CFA
Portfolio Manager
Economic and Market Conditions
•	The year ending October 31, 2009, began on a weak note of deep economic downturn and volatile credit markets. However, the markets and economy showed some positive signs of stabilization as they turned to the 2009 calendar year. Despite significantly negative growth in the fourth quarter of 2008 and the first quarter of 2009, second quarter gross domestic product (GDP) fell just 0.7%. The preliminary numbers for the third quarter of 2009 point to positive annualized GDP growth of 2.8%.
•	Throughout the Fund’s fiscal year ending October 31, 2009, the Federal Reserve (the Fed) maintained policy rates between 0% and 0.25%. At its most recent meeting, the Fed identified the high unemployment rate and low capacity utilization rates as indicators of excess or spare capacity in the economy, creating the ability to grow above trend for some time without threatening the outlook for inflation. Although yields have been relatively constant in the long end of the yield curve during the Fund’s fiscal year, yields in the rest of the yield curve have fallen by 50-90 basis points over the period.
•	Many of the government’s programs aimed at bolstering the economy came into full swing during the period. Some of these programs have been specifically directed at freeing up capital and providing access to credit. Other programs have more specifically targeted helping existing homeowners avoid foreclosure and maintaining affordability for new homeowners. One of the most significant steps taken was the Fed’s purchase of mortgage-backed securities (MBS) in the secondary market. This program started in January 2009 and was designed to sustain lower mortgage rates. By the end of October 2009, the Fed purchased just under $1 trillion in U.S. Government Agency MBS. The Fed expects to purchase a total of $1.25 trillion in MBS by the end of March 2010.
•	The bank loan market experienced unprecedented volatility in the early months of the period but staged a remarkable turnaround beginning in January 2009. In the first two months of the period, there was little doubt that a recession would bring higher default rates; but it was difficult to reconcile bank loan prices with market fundamentals. By the turn of the new year, however, the markets began to rebound as credit spreads tightened from record levels and investors returned to the credit markets.
•	As the economy has stabilized, so too have the credit markets. Although the beginning of the fiscal period was marked by widening credit spreads throughout the fixed-income markets, there was a tightening of spreads for the better part of calendar 2009.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[1] seeks total return, an objective it pursues primarily through investments in securities issued by the U.S. government (or its agencies and instrumentalities) and at least 90% of the Fund’s net assets are invested in investment-grade securities.
•	During the year ending October 31, 2009, the Fund outperformed the BofA Merrill Lynch 1-3 Year Treasury Index and the average return of the Lipper

Total Return Performance
10/31/08 – 10/31/09

Class A2	9.57%
Class B2	8.71
Class C2	8.89
Class I2	4.34	*
BofA Merrill Lynch 1-3 Year U.S. Treasury Index[3]	2.73
Lipper Short U.S. Government Funds Average[3]	5.63

*	Performance is cumulative since share class inception on 5/4/09.

See page 3 for more performance information.

[1]	The Fund pursues its objective by investing in one or more registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates. The Fund currently invests in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio (collectively, the “Portfolios”). Effective November 16, 2009, the Fund may invest in Multi-Sector Portfolio. References to investments are to the Portfolios’ holdings.

[2]	These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. Class I shares are offered to certain investors at net asset value (NAV). If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the returns would be lower.

[3]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

1

Eaton Vance Low Duration Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Short U.S. Government Funds Classification. The Fund’s outperformance was primarily the result of an approximate 10% allocation to bank loans in Floating Rate Portfolio and a substantial tightening in the yield spreads between MBS and Treasuries. In the seasoned MBS market on which the Fund focuses, this spread tightened by more than 140 basis points during the fiscal year. Principal prepayment rates on the Fund’s seasoned MBS were relatively stable for the entire period—paying consistently at an annualized rate in the low teens.

•	Bank loan performance, as measured by the S&P/LSTA Leveraged Loan Index (the Index) returned 46.90% for the first 10 months of 2009, the highest 10-month performance in the history of the asset class. For the fiscal year, this Index returned 30.44%. Performance was driven by a combination of technical factors, which improved the market’s demand and supply picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly.

•	The Fund’s investment emphasis remained on seasoned, U.S. Government Agency MBS (seasoned MBS) during the entire period. Typically, seasoned MBS were originated in the 1980s and 1990s. As a result, they have generally lower loan-to-home value ratios, meaning that these homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Within the seasoned MBS market, the Fund focused on seasoned adjustable-rate mortages (seasoned ARMs). Toward the end of the period, the Fund added exposure to U.S. Government Agency for International Development (AID) bonds and U.S. Government Agency debentures. Both of these additions were made because of management’s belief that these areas represented relative value within the Fund’s allowable markets. The Fund had no direct exposure to the subprime lending market or to nonagency MBS during the period.

•	As the economy has slowly shown signs of stabilization and positive growth, the Fund shortened its duration from 1.91 years at the beginning of the 12-month period to 1.51 years as of October 31, 2009. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest-rate risk than a longer duration instrument.
Portfolio Composition
Diversification by Sectors2
By total investments

[2]	The Diversification by Sectors breakdown reflects the Fund’s investments in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio as of 10/31/09. Sectors are shown as a percentage of the Fund’s total investments in the Portfolios.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolios’ current or future investments and may change due to active management.

2

Eaton Vance Low Duration Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch 1-3 Year Treasury Index, an unmanaged market index of short-term U.S. Treasury securities and the Lipper Short U.S. Government Funds Classification. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the BofA Merrill Lynch 1-3 Year Treasury Index and the Lipper Short U.S. Government Funds Classification. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Class Share Symbol	EALDX	EBLDX	ECLDX	EILDX

Average Annual Total Returns (at net asset value)

One year	9.57%	8.71%	8.89%	N.A.
Five years	4.33	3.55	3.71	N.A.
Life of Fund†	3.31	2.54	2.70	4.34	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One year	7.12%	5.71%	7.89%	N.A.
Five years	3.85	3.55	3.71	N.A.
Life of Fund†	2.98	2.54	2.70	4.34	%††

†	Inception Dates – Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02; Class I: 5/4/09

††	Returns are cumulative since inception of share class.
[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent a fee waiver and expense reimbursement by the investment adviser and administrator, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2.0% — 3rd year; 1% — 4th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at NAV.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	1.30%	2.05%	1.90%	1.05%
Net Expense Ratio	1.00	1.75	1.60	0.75

[2]	Source: Prospectus dated 3/1/09, as supplemented on 5/4/09. The net expense ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 9/30/02.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 9/30/02 (commencement of operations) and Class I shares on 5/4/09 (commencement of operations) would have been valued at $11,945, $12,078 and $10,434, respectively, on 10/31/09. It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

3

Eaton Vance Low Duration Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Low Duration Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,043.60	$5.15	***
Class B	$1,000.00	$1,039.70	$9.00	***
Class C	$1,000.00	$1,040.50	$8.23	***
Class I	$1,000.00	$1,043.40	$3.86	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$5.09	***
Class B	$1,000.00	$1,016.40	$8.89	***
Class C	$1,000.00	$1,017.10	$8.13	***
Class I	$1,000.00	$1,021.40	$3.82	***

*	Class I had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares, 1.60% for Class C shares and 0.75% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 181/365 for Class I (to reflect the period from commencement of operations on May 4, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (May 1, 2009 for Class I). This Example reflects the expenses of both the Fund and the Portfolios.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares, 1.60% for Class C shares and 0.75% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (May 1, 2009 for Class I). This Example reflects the expenses of both the Fund and the Portfolios.

***	Absent a fee waiver and expense reimbursement by affiliate, the expenses would be higher.

4

Eaton Vance Low Duration Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Investment Portfolio, at value (indentified cost, $303,875,904)	$308,962,899
Investment in Floating Rate Portfolio, at value (identified cost, $29,834,327)	32,316,735
Investment in Government Obligations Portfolio, at value (identified cost, $30,309,160)	31,161,269
Receivable for Fund shares sold	6,995,463
Receivable from affiliate	36,265

Total assets	$379,472,631

Liabilities

Payable for Fund shares redeemed	$1,287,570
Distributions payable	210,410
Payable to affiliates:
Distribution and service fees	126,635
Trustees’ fees	40
Accrued expenses	109,107

Total liabilities	$1,733,762

Net Assets	$377,738,869

Sources of Net Assets

Paid-in capital	$380,320,604
Accumulated net realized loss from Portfolios	(10,785,220)
Accumulated distributions in excess of net investment income	(218,027)
Net unrealized appreciation from Portfolios	8,421,512

Net Assets	$377,738,869

Class A Shares

Net Assets	$254,074,387
Shares Outstanding	27,745,492
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.16
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.37

Class B Shares

Net Assets	$8,338,432
Shares Outstanding	909,477
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.17

Class C Shares

Net Assets	$100,969,620
Shares Outstanding	11,015,602
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.17

Class I Shares

Net Assets	$14,356,430
Shares Outstanding	1,569,084
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.15

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.
Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest and dividends allocated from Portfolios	$8,429,662
Expenses allocated from Portfolios	(1,261,214)

Total investment income from Portfolios	$7,168,448

Expenses

Distribution and service fees
Class A	$360,883
Class B	78,652
Class C	486,010
Trustees’ fees and expenses	500
Custodian fee	42,857
Transfer and dividend disbursing agent fees	158,672
Legal and accounting services	41,465
Printing and postage	69,409
Registration fees	96,190
Miscellaneous	12,284

Total expenses	$1,346,922

Deduct —
Allocation of expenses to affiliate	$102,113

Total expense reductions	$102,113

Net expenses	$1,244,809

Net investment income	$5,923,639

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$768,268
Financial futures contracts	(552,457)
Foreign currency transactions	(206,558)

Net realized gain	$9,253

Change in unrealized appreciation (depreciation) —
Investments	$12,348,572
Financial futures contracts	(316,008)
Foreign currency	(11,382)

Net change in unrealized appreciation (depreciation)	$12,021,182

Net realized and unrealized gain	$12,030,435

Net increase in net assets from operations	$17,954,074

See notes to financial statements

5

Eaton Vance Low Duration Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$5,923,639	$2,864,168
Net realized gain from investment transactions, financial futures contracts and foreign currency transactions	9,253	391,632
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and foreign currency	12,021,182	(3,603,285)

Net increase (decrease) in net assets from operations	$17,954,074	$(347,485)

Distributions to shareholders —
From net investment income
Class A	$(5,345,710)	$(2,147,624)
Class B	(242,870)	(175,922)
Class C	(1,808,951)	(1,078,108)
Class I	(13,006)	—
Tax return of capital
Class A	(625,003)	—
Class B	(28,395)	—
Class C	(211,496)	—
Class I	(1,521)	—

Total distributions to shareholders	$(8,276,952)	$(3,401,654)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$246,909,769	$71,624,537
Class B	7,254,246	8,918,235
Class C	82,195,986	31,558,084
Class I	14,721,450	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,219,076	1,062,849
Class B	173,867	99,581
Class C	1,480,956	729,640
Class I	5,024	—
Cost of shares redeemed
Class A	(78,601,217)	(22,652,104)
Class B	(3,110,031)	(2,254,370)
Class C	(19,819,488)	(12,979,859)
Class I	(388,341)	—
Net asset value of shares exchanged
Class A	3,657,079	2,621,839
Class B	(3,657,079)	(2,621,839)

Net increase in net assets from Fund share transactions	$255,041,297	$76,106,593

Net increase in net assets	$264,718,419	$72,357,454

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$113,020,450	$40,662,996

At end of year	$377,738,869	$113,020,450

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(218,027)	$(163,840)

See notes to financial statements

6

Eaton Vance Low Duration Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$8.720	$8.990	$9.060	$9.220	$9.420

Income (Loss) From Operations

Net investment income(1)	$0.270	$0.344	$0.397	$0.333	$0.224
Net realized and unrealized gain (loss)	0.549	(0.191)	0.028	0.002	(0.033)

Total income from operations	$0.819	$0.153	$0.425	$0.335	$0.191

Less Distributions

From net investment income	$(0.339)	$(0.423)	$(0.482)	$(0.495)	$(0.391)
Tax return of capital	(0.040)	—	(0.013)	—	—

Total distributions	$(0.379)	$(0.423)	$(0.495)	$(0.495)	$(0.391)

Net asset value — End of year	$9.160	$8.720	$8.990	$9.060	$9.220

Total Return(2)	9.57%	1.65%	4.82%	3.74%	2.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$254,074	$71,284	$20,998	$21,157	$23,876
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.00%	1.00%	1.17%	1.29%	1.24%
Net investment income	2.99%	3.83%	4.40%	3.65%	2.41%
Portfolio Turnover of Investment Portfolio	34%	24%	35%	46%	67%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of Government Obligations Portfolio	28%	19%	n/a	2%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30%, 0.39%, 0.15% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Low Duration Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$8.730	$9.000	$9.060	$9.210	$9.420

Income (Loss) From Operations

Net investment income(1)	$0.219	$0.290	$0.330	$0.266	$0.153
Net realized and unrealized gain (loss)	0.530	(0.208)	0.036	0.010	(0.043)

Total income from operations	$0.749	$0.082	$0.366	$0.276	$0.110

Less Distributions

From net investment income	$(0.277)	$(0.352)	$(0.413)	$(0.426)	$(0.320)
Tax return of capital	(0.032)	—	(0.013)	—	—

Total distributions	$(0.309)	$(0.352)	$(0.426)	$(0.426)	$(0.320)

Net asset value — End of year	$9.170	$8.730	$9.000	$9.060	$9.210

Total Return(2)	8.71%	0.85%	4.14%	3.07%	1.18%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$8,338	$7,290	$3,367	$6,491	$9,704
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.75%	1.75%	1.92%	2.04%	1.99%
Net investment income	2.44%	3.22%	3.66%	2.91%	1.64%
Portfolio Turnover of Investment Portfolio	34%	24%	35%	46%	67%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of Government Obligations Portfolio	28%	19%	n/a	2%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30%, 0.39%, 0.15% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Low Duration Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$8.730	$9.000	$9.060	$9.220	$9.420

Income (Loss) From Operations

Net investment income(1)	$0.218	$0.299	$0.342	$0.277	$0.167
Net realized and unrealized gain (loss)	0.546	(0.203)	0.038	0.003	(0.033)

Total income from operations	$0.764	$0.096	$0.380	$0.280	$0.134

Less Distributions

From net investment income	$(0.290)	$(0.366)	$(0.427)	$(0.440)	$(0.334)
Tax return of capital	(0.034)	—	(0.013)	—	—

Total distributions	$(0.324)	$(0.366)	$(0.440)	$(0.440)	$(0.334)

Net asset value — End of year	$9.170	$8.730	$9.000	$9.060	$9.220

Total Return(2)	8.89%	1.02%	4.30%	3.12%	1.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$100,970	$34,447	$16,298	$14,937	$25,050
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.60%	1.60%	1.78%	1.89%	1.84%
Net investment income	2.42%	3.32%	3.80%	3.04%	1.79%
Portfolio Turnover of Investment Portfolio	34%	24%	35%	46%	67%
Portfolio Turnover of Floating Rate Portfolio	35%	7%	61%	50%	57%
Portfolio Turnover of Government Obligations Portfolio	28%	19%	n/a	2%	30%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30%, 0.39%, 0.15% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Low Duration Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$8.970

Income (Loss) From Operations

Net investment income(2)	$0.134
Net realized and unrealized gain	0.242

Total income from operations	$0.376

Less Distributions

From net investment income	$(0.175)
Tax return of capital	(0.021)

Total distributions	$(0.196)

Net asset value — End of period	$9.150

Total Return(3)	4.34	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,356
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.75	%(8)
Net investment income	2.95	%(8)
Portfolio Turnover of Investment Portfolio	34	%(9)
Portfolio Turnover of Floating Rate Portfolio	35	%(9)
Portfolio Turnover of Government Obligations Portfolio	28	%(9)

(1)	For the period from the start of business, May 4, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	The investment adviser waived its investment adviser and administration fee and the administrator reimbursed expenses (equal to 0.07% for the period ended October 31, 2009).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

10

Eaton Vance Low Duration Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (the Portfolios), which are New York trusts. Effective November 16, 2009, the Fund may invest in another portfolio managed by EVM or its affiliates, Multi-Sector Portfolio, which is a New York Trust. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (92.5%, 0.8% and 3.3%, respectively, at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-225-6265.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by Investment Portfolio is discussed in Note 1A of Investment Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating Rate Portfolio and Government Obligations Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the

11

Eaton Vance Low Duration Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $11,344,560 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($5,478), October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104), October 31, 2014 ($811,882), October 31, 2015 ($374,820), October 31, 2016 ($594,536) and October 31, 2017 ($761,481), respectively.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

12

Eaton Vance Low Duration Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,

	2009	2008

Distributions declared from:
Ordinary income	$7,410,537	$3,401,654
Tax return of capital	$866,415	$—

During the year ended October 31, 2009, accumulated net realized loss was increased by $285,820, accumulated distributions in excess of net investment income was decreased by $1,432,711, and paid-in capital was decreased by $1,146,891 due to differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, mixed straddles, swap contracts and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(11,344,560)
Net unrealized appreciation	$8,973,235
Other temporary differences	$(210,410)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, premium amortization, defaulted bonds and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios), and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement, and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of Fund’s average daily net assets, all of which is waived. The fee waiver agreement may not be amended or terminated without the approval of the Fund’s Trustees and shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2009, the Fund’s allocated portion of the adviser fees paid by the Portfolios was 0.52% of the Fund’s average daily net assets and amounted to $1,084,706. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.00%, 1.75%, 1.60% and 0.75% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM was allocated $102,113 of the Fund’s operating expenses for the year ended October 31, 2009. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $6,997 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $32,895 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $360,883 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts therefore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $58,989 and $343,152 for Class B and Class C shares, respectively, representing 0.75% and 0.60% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,083,000 and

13

Eaton Vance Low Duration Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

$9,191,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $19,663 and $142,858 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $26,000 and $24,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Portfolio	$284,318,648	$77,680,645
Floating Rate Portfolio	20,518,476	2,623,175
Government Obligations Portfolio	15,000,000	—

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	27,392,705	7,957,272
Issued to shareholders electing to receive payments of distributions in Fund shares	466,994	118,417
Redemptions	(8,697,663)	(2,526,339)
Exchange from Class B shares	407,607	291,779

Net increase	19,569,643	5,841,129

	Year Ended October 31,
Class B	2009	2008

Sales	810,562	993,068
Issued to shareholders electing to receive payments of distributions in Fund shares	19,328	11,079
Redemptions	(349,604)	(251,491)
Exchange to Class A shares	(406,294)	(291,403)

Net increase	73,992	461,253

	Year Ended October 31,
Class C	2009	2008

Sales	9,113,096	3,499,909
Issued to shareholders electing to receive payments of distributions in Fund shares	164,235	81,211
Redemptions	(2,209,769)	(1,444,738)

Net increase	7,067,562	2,136,382

	Period Ended
Class I	October 31, 2009(1)

Sales	1,611,035
Issued to shareholders electing to receive payments of distributions in Fund shares	550
Redemptions	(42,501)

Net increase	1,569,084

(1)	Class I commenced operations on May 4, 2009.

14

Eaton Vance Low Duration Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009 and October 31, 2008, the Fund’s investments in Floating Rate Portfolio and Government Obligations Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Low Duration Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Low Duration
Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Low Duration Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

16

Eaton Vance Low Duration Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Investment Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 66.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.723%, with various maturities to 2037(1)	$2,716	$2,786,586
2.849%, with various maturities to 2022(1)	5,604	5,717,908
2.962%, with maturity at 2035(1)	9,280	9,467,073
3.003%, with maturity at 2035(1)	6,590	6,806,221
3.183%, with maturity at 2034(1)	3,199	3,324,515
3.501%, with maturity at 2032(1)	2,681	2,743,592
3.568%, with maturity at 2029(1)	1,949	1,990,096
3.841%, with maturity at 2034(1)	1,413	1,470,154
4.072%, with maturity at 2022(1)	688	705,902
4.11%, with maturity at 2037(1)	3,494	3,635,702
4.34%, with maturity at 2030(1)	2,588	2,692,830
4.442%, with maturity at 2025(1)	2,676	2,770,637
5.00%, with maturity at 2014	1,637	1,731,208
5.50%, with various maturities to 2017	1,786	1,911,232
6.00%, with various maturities to 2035(2)	24,434	26,207,966
6.50%, with various maturities to 2030	1,209	1,303,106
7.00%, with various maturities to 2035	3,241	3,589,104
7.50%, with various maturities to 2017	2,584	2,771,146
8.00%, with various maturities to 2025	682	765,686
9.25%, with maturity at 2017	8	9,168

		$82,399,832

Federal National Mortgage Association:
2.662%, with various maturities to 2027(1)	$1,179	$1,209,702
2.723%, with various maturities to 2035(1)	7,387	7,578,758
2.735%, with maturity at 2020(1)	1,186	1,199,791
2.763%, with maturity at 2031(1)	9,783	10,000,717
3.027%, with maturity at 2037(1)	7,756	8,025,514
3.178%, with maturity at 2036(1)	876	897,857
3.397%, with maturity at 2018(1)	123	125,041
3.622%, with maturity at 2036(1)	3,256	3,332,323
3.661%, with maturity at 2019(1)	3,389	3,483,847
3.691%, with maturity at 2034(1)	9,808	10,206,885
3.814%, with maturity at 2030(1)	1,626	1,664,444
3.828%, with maturity at 2035(1)	4,287	4,461,408
3.925%, with maturity at 2021(1)	2,606	2,684,389
3.929%, with maturity at 2036(1)	925	952,888
3.933%, with maturity at 2034(1)	6,393	6,652,794
4.104%, with maturity at 2033(1)	2,281	2,373,570
4.125%, with maturity at 2018(1)	108	109,775
4.293%, with maturity at 2021(1)	1,633	1,685,141
4.418%, with maturity at 2036(1)	5,235	5,447,234
4.419%, with maturity at 2035(1)	3,087	3,212,362
4.492%, with maturity at 2040(1)	2,487	2,592,515
4.50%, with various maturities to 2018	17,788	18,652,772
4.76%, with maturity at 2034(1)	2,224	2,313,926
4.897%, with maturity at 2034(1)	7,177	7,468,755
5.00%, with various maturities to 2018	2,793	2,942,451
5.50%, with various maturities to 2017	6,478	6,909,044
6.00%, with various maturities to 2031	7,694	8,232,294
6.32%, with maturity at 2032(1)	971	1,010,527
6.50%, with various maturities to 2019	2,512	2,657,060
7.00%, with various maturities to 2033	7,447	8,194,210
8.00%, with maturity at 2023	242	277,543
9.00%, with maturity at 2011	4	4,406
9.50%, with maturity at 2022	939	1,102,832
9.575%, with maturity at 2018(3)	609	702,727

		$138,365,502

Government National Mortgage Association:
4.125%, with various maturities to 2027(1)	$1,320	$1,361,676
8.25%, with maturity at 2020	426	488,633
9.00%, with maturity at 2017	487	556,077

		$2,406,386

Total Mortgage Pass-Throughs
(identified cost $218,297,062)		$223,171,720

Collateralized Mortgage Obligations — 7.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 1395, Class F, 2.062%, 10/15/22(4)	$136	$132,316
Series 2135, Class JZ, 6.00%, 3/15/29	7,835	8,416,305

		$8,548,621

Federal National Mortgage Association:
Series G93-17, Class FA, 1.281%, 4/25/23(4)	$286	$291,436
Series G93-36, Class ZQ, 6.50%, 12/25/23	1,343	1,456,077
Series G97-4, Class FA, 1.081%, 6/17/27(4)	922	932,969
Series 296, (Interest Only), Class 2, 8.00%, 4/1/24(5)	4,115	982,641
Series 1993-203, Class PL, 6.50%, 10/25/23	1,760	1,917,607
Series 1993-250, Class Z, 7.00%, 12/25/23	510	554,959
Series 2001-4, Class GA, 10.048%, 4/17/25(3)	342	391,775
Series 2009-48, Class WA, 5.844%, 7/25/39(3)	3,492	3,742,467
Series 2009-62, Class WA, 5.557%, 8/25/39(3)	4,832	5,153,160

		$15,423,091

See notes to financial statements

18

Investment Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Government National Mortgage Association:
Series 2000-30, Class F, 0.795%, 12/16/22(4)	$1,681	$1,692,691

Total Collateralized Mortgage Obligations
(identified cost $25,010,065)		$25,664,403

Commercial Mortgage-Backed Securities — 8.9%

	Principal
	Amount
Security	(000’s omitted)	Value

BSCMS, Series 2004-PWR5, Class A3, 4.565%, 7/11/42	$3,500	$3,506,274
COMM, Series 2005-LP5, Class A2, 4.63%, 5/10/43	3,050	3,062,330
CSFB, Series 2001-CK1, Class A3, 6.38%, 12/18/35	3,619	3,736,186
CSFB, Series 2005-C4, Class A2, 5.017%, 8/15/38	3,100	3,115,214
GECMC, Series 2002-3A, Class A1, 4.229%, 12/10/37	1,028	1,037,196
GMACC, Series 2002-C2, Class A2, 5.389%, 10/15/38	638	658,009
JPMCC, Series 2004-CBX, Class A4, 4.529%, 1/12/37	7,000	7,056,803
LB-UBS, Series 2004-C2, Class A2, 3.246%, 3/15/29	1,996	1,999,713
MLMT, Series 2006-C2, Class A1, 5.601%, 8/12/43	394	401,645
SBM7, Series 2000-C1, Class A2, 7.52%, 2/18/32(3)	180	179,799
SBM7, Series 2000-C3, Class A2, 6.592%, 12/18/33	4,781	4,888,763

Total Commercial Mortgage-Backed Securities
(identified cost $29,421,690)		$29,641,932

U.S. Government Agency Obligations — 9.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Bank, 5.365%, 9/9/24	$8,000	$8,628,720
United States Agency for International Development - Israel, 0.00%, with various maturities to 2021	35,890	23,560,454

Total U.S. Government Agency Obligations
(identified cost $31,956,115)		$32,189,174

U.S. Treasury Obligations — 9.0%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Notes, 1.375%, 9/15/12	$30,000	$30,011,730

Total U.S. Treasury Obligations
(identified cost $29,911,194)		$30,011,730

Short-Term Investments — 9.3%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(6)	$30,908	$30,907,565

Total Short-Term Investments
(identified cost $30,907,565)		$30,907,565

Total Investments — 111.3%
(identified cost $365,503,691)		$371,586,524

Other Assets, Less Liabilities — (11.3)%		$(37,721,173)

Net Assets — 100.0%		$333,865,351

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

COMM - Commercial Mortgage Pass-Through Certificate

CSFB - CS First Boston Mortgage Securities Corp.

GECMC - General Electric Commercial Mortgage Corp.

GMACC - GMAC Commercial Mortgage Securities, Inc.

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

SBM7 - Salomon Brothers Mortgage Securities VII, Inc.

(1)	Adjustable rate mortgage.

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

See notes to financial statements

19

Investment Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which current interest is calculated. The interest rate shown represents the yield based on the estimated timing and amount of future cash flows at period-end.

(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

20

Investment Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $334,596,126)	$340,678,959
Affiliated investment, at value (identified cost, $30,907,565)	30,907,565
Cash held at broker for open financial futures contracts	448,000
Interest receivable	1,221,401
Receivable for investments sold	502,010

Total assets	$373,757,935

Liabilities

Payable for investments purchased	$39,238,414
Payable for variation margin on open financial futures contracts	446,304
Payable to affiliates:
Investment adviser fee	129,433
Trustees’ fees	775
Accrued expenses	77,658

Total liabilities	$39,892,584

Net Assets applicable to investors’ interest in Portfolio	$333,865,351

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$328,194,500
Net unrealized appreciation	5,670,851

Total	$333,865,351

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest	$7,168,385
Interest income allocated from affiliated investment	78,416
Expenses allocated from affiliated investment	(64,352)

Total investment income	$7,182,449

Expenses

Investment adviser fee	$880,899
Trustees’ fees and expenses	8,314
Custodian fee	110,952
Legal and accounting services	34,559
Miscellaneous	11,034

Total expenses	$1,045,758

Deduct —
Reduction of custodian fee	$4

Total expense reductions	$4

Net expenses	$1,045,754

Net investment income	$6,136,695

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$571,813
Financial futures contracts	(848,348)

Net realized loss	$(276,535)

Change in unrealized appreciation (depreciation) —
Investments	$7,466,694
Financial futures contracts	(472,543)

Net change in unrealized appreciation (depreciation)	$6,994,151

Net realized and unrealized gain	$6,717,616

Net increase in net assets from operations	$12,854,311

See notes to financial statements

21

Investment Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$6,136,695	$3,505,453
Net realized gain (loss) from investment transactions and financial futures contracts	(276,535)	225,585
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	6,994,151	(1,370,484)

Net increase in net assets from operations	$12,854,311	$2,360,554

Capital transactions —
Contributions	$292,367,758	$165,109,548
Withdrawals	(87,570,705)	(93,579,773)

Net increase in net assets from capital transactions	$204,797,053	$71,529,775

Net increase in net assets	$217,651,364	$73,890,329

Net Assets

At beginning of year	$116,213,987	$42,323,658

At end of year	$333,865,351	$116,213,987

See notes to financial statements

22

Investment Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction	0.58%	0.63%	0.65%	0.66%	0.65%
Expenses after custodian fee reduction	0.58%	0.63%	0.65%	0.66%	0.64%
Net investment income	3.23%	3.96%	4.67%	4.03%	2.65%
Portfolio Turnover	34%	24%	35%	46%	67%

Total Return	7.76%	4.34%	5.52%	4.29%	2.32%

Net assets, end of year (000’s omitted)	$333,865	$116,214	$42,324	$38,835	$46,041

See notes to financial statements

23

Investment Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Investment Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Low Duration Fund and Eaton Vance Strategic Income Fund held an interest of 92.5% and 6.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement

24

Investment Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Portfolio bears the risk if the counterparties do not perform under the contracts’ terms. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $941,626 of which $60,727 was allocated from Cash Management and $880,899 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$62,964,989
U.S. Government and Agency Securities	209,931,415

$272,896,404

Sales

Investments (non-U.S. Government)	$16,475,878
U.S. Government and Agency Securities	47,087,733

$63,563,611

25

Investment Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$365,906,854

Gross unrealized appreciation	$5,679,670
Gross unrealized depreciation	—

Net unrealized appreciation	$5,679,670

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/09	150 10 Year U.S. Treasury Note	Short	$(17,568,459)	$(17,791,406)	$(222,947)
12/09	260 30 Year U.S. Treasury Bond	Short	(31,051,590)	(31,240,625)	(189,035)

					$(411,982)

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio may purchase and sell U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair values of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative(1)

Futures	$—	$(411,982)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures	$14,644	$(376,996)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $14,929,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term

26

Investment Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Pass-Throughs	$—	$223,171,720	$—	$223,171,720
Collateralized Mortgage Obligations	—	25,664,403	—	25,664,403
Commercial Mortgage-Backed Securities	—	29,641,932	—	29,641,932
U.S. Government Agency Obligations	—	32,189,174	—	32,189,174
U.S. Treasury Obligations	—	30,011,730	—	30,011,730
Short-Term Investments	30,907,565	—	—	30,907,565

Total Investments	$30,907,565	$340,678,959	$—	$371,586,524

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Liabilities Description	(Level 1)	(Level 2)	(Level 3)	Total

Futures Contracts	$(411,982)	$—	$—	$(411,982)

Total	$(411,982)	$—	$—	$(411,982)

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Investment Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Investment Portfolio:
We have audited the accompanying statement of assets and liabilities of Investment Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

28

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory and administration agreement of Eaton Vance Low Duration Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of Floating Rate Portfolio, Government Obligations Portfolio and Investment Portfolio (the “Portfolios”), the portfolios in which the Fund invests, each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administration agreement and the investment advisory agreements for the Fund and the Portfolios, respectively. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administration agreement and the investment advisory agreements of the Fund and each Portfolio, respectively, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered BMR’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in investment grade securities. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR’s large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. With respect to the Government Obligations Portfolio, the Board noted the Adviser’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

30

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administration agreement and investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the one-year period ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that EVM is waiving its investment advisory and administration fee in its entirety and has agreed to pay other expenses of the Fund, which will lower the Fund’s total expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), Investment Portfolio (IP) and Multi-Sector Portfolio (MSP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates, LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee of the Trust and FRP, GOP and IP since 2007 and of MSP since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolios.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Of the Trust and FRP, GOP and IP since 2005 and of MSP since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Of the Trust and FRP, GOP and IP since 2007 and of MSP since 2009	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Of the Trust and FRP, GOP and IP since 2003 and of MSP since 2009	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Of the Trust and FRP, GOP and IP since 2003 and of MSP since 2009	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Of the Trust and FRP, GOP and IP since 2008 and of MSP since 2009	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

32

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolios	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Heidi L. Steiger 7/8/53	Trustee	Of the Trust and FRP, GOP and IP since 2007 and of MSP since 2009	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

Lynn A. Stout 9/14/57	Trustee	Of the Trust and GOP since 1998; of FRP since 2000; of IP since 2002 and of MSP since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust and FRP, GOP and IP since 2005 and of MSP since 2009	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust, IP and GOP	Vice President of the Trust since 2007, of GOP since 2006 and of IP since 2003	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

33

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Scott H. Page 11/30/59	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust and MSP	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust, GOP and IP	Vice President of the Trust and IP since 2002 and of GOP since 1993	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust and MSP	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 8/13/56	President of MSP	Since 2009	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 9 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of GOP and IP	Vice President of the Trust since 2007 and President of GOP and IP since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005; of FRP, GOP and IP since 2008 and of MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary of the Trust and FRP, GOP and IP since 2007 and of MSP since 2009 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Of the Trust and FRP, GOP and IP since 2004 and of MSP since 2009	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Investment Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Low Duration Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1560-12/09	LDSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN FUND

Eaton Vance Global Macro Absolulte Return Fund

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Macro Absolulte Return Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Mark S. Venezia, CFA
Co-Portfolio Manager
•	The year ending October 31, 2009, closed with economic data showing a modest rebound in global economic fundamentals. For the markets, this rebound was a welcome change after witnessing a freefall in world economic output for the first two quarters of this period, followed by a slowdown in the pace of economic deterioration in the subsequent quarter. As signs of improving economic fundamentals began to emerge, investors’ aversion to risk reversed course and the capital markets staged a comeback.
•	In the aftermath of the Lehman Brothers collapse in late 2008, with credit markets at a virtual standstill and global economic activity in decline, prices on riskier assets remained depressed. The last three months of 2008 were marked by the outperformance of U.S. Government securities, relative to other asset classes, and a strong U.S. dollar, which were viewed as safe havens amidst the economic downturn. Credit markets, however, rallied sharply in the final two quarters of this twelve month period, and currencies in both developed and emerging markets rose against the dollar.
•	Amidst historic levels of central bank and government intervention, yield spreads across virtually all fixed income markets have tightened substantially, producing extraordinary returns in the riskier credit markets during the last six months of this 12 month period. A similar return story played out in the currency markets, as the higher yielding emerging market currencies, and currencies of commodity exporting countries, outperformed during the second half of the fiscal year.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
John R. Baur
Co-Portfolio Manager
Michael A. Cirami, CFA
Co-Portfolio Manager
•	The Fund[1] seeks to provide total return through exposure to currencies and foreign and domestic interest rates and issuers. Such exposure may be achieved by investing in securities and other instruments as well as through derivative transactions. Foreign exposures include both developed and emerging markets. The Fund may borrow under the Term Asset-Backed Loan Facility (TALF) program (and any other similar non-recourse loan program).
•	The Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index), during the fiscal year. In addition to the positive contributions from individual credits and currencies in Europe, Latin America, and Asia, the Fund’s performance benefited significantly from its positions in U.S. government agency mortgage-backed securities (MBS).
•	In Latin America, a region that contributed positively to the Fund’s returns, investments in Brazil and Uruguay were standouts. Brazil’s economy proved particularly resilient during the economic crisis. As a result, the currency rebounded significantly as evidence of that resilience emerged. Uruguay, an exporter to Brazil, not only benefited from Brazil’s

Total Return Performance
10/31/08 – 10/31/09

Class A3	11.53%
Class C3	0.89	*
Class I3	11.87
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[2]	0.30
Lipper Global Income Funds Average[2]	21.19

*	Performance is cumulative since share class inception on 10/1/09.
See page 3 for more performance information.

[1]	The Fund currently invests in a separately registered investment company, Global Macro Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

1

Eaton Vance Global Macro Absolulte Return Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
resilience but also its own growth momentum, as the Uruguyan economy avoided recession amidst global economic deterioration.
•	Investments in Eastern and Western Europe also contributed positively to the Fund’s performance. The Fund benefited from bond positions in Georgia, Macedonia, Kazakhstan, and Turkey, as well as long exposure to US dollar-denominated bonds in Iceland. In Iceland, bonds rebounded from the lows seen in 2008 during the collapse of the banking sector. Bonds in Turkey benefited from aggressive rate cuts by the central bank, bringing yields to historic lows. Offsetting those positives slightly was a long position in the Polish Zloty, which detracted from performance, primarily in the first half of the year, as it moved with general market sentiment.
•	Standouts in the Fund’s Asian exposures were Indonesia and South Korea. Due in part to a closed economy, Indonesia was sheltered from the economic downturn more than most of its Asian counterparts. Additionally Indonesia benefited as political stability was reinforced when President Yudhoyono was overwhelmingly reelected. South Korea, as an exporter with high susceptibility to external capital flows, was hurt by the global crisis but benefited significantly with the first signs of improvement. Offsetting those gains were losses on short positions in the Philippines, reflecting a stronger-than-expected Philippine economy.
•	While the Fund benefited from positions in Egyptian T-Bills and Zambian currency, the performance in the African region was overwhelmed by the negative performance of a short position in South African currency. Like many other relatively risky investments, the South African rand rallied substantially in the second half of the fiscal year.
•	The Fund’s MBS holdings remained focused on seasoned, fixed rate, U.S. government agency MBS (seasoned MBS). In the seasoned MBS market, yield spreads to U.S. Treasuries tightened by more than 140 basis points, contributing significantly to the Fund’s outperformance. Principal prepayment rates on these securities were relatively stable for the entire period, paying consistently at an annualized rate in the low teens.
•	The Fund’s duration declined during the year to 1.57 years at October 31, 2009 from 1.61 years at October 31, 2008. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments
•	Effective July 1, 2009, the Fund’s name was changed to Eaton Vance Global Macro Absolute Return Fund from Eaton Vance Global Macro Fund.
Portfolio Composition
Securities Holdings (excludes derivative positions)1

By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/09. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2

By total net assets

Egypt	5.3%
Lebanon	4.8
India	4.0
Poland	2.8
Turkey	2.8
Indonesia	1.8
Norway	1.8
Mexico	1.7
South Korea	1.5
China	1.3
Zambia	1.3
Ukraine	1.3
Brazil	1.0
Serbia	0.9
Russia	0.9
Malaysia	0.9
Iceland	0.8
Australia	0.8
Ghana	0.7
Uruguay	0.6
Colombia	0.5
Sweden	0.4
United Arab Emirates	0.4
Chile	0.3
Costa Rica	0.1
Hong Kong	0.1
Sri Lanka	-0.1
Japan	-0.4
Kazakhstan	-1.1
South Africa	-2.1
Euro	-7.4

[2]	Currency Positions reflect the Portfolio’s investments as of 10/31/09. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/09, Foreign Long Derivatives were 29.2%; Other Foreign Short Derivatives were 29.5%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Global Macro Absolulte Return Fund as of October 31, 2009
FUND PERFORMANCE
The line graphs and table set forth below provide information about the Fund’s performance. The line graphs compare the performance of Class A, Class C and Class I of the Fund with that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The lines on the graphs represent the total returns of a hypothetical investment of $10,000 in each of Class A, Class C and Class I of the Fund and the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class C		Class I
Share Class Symbols	EAGMX	ECGMX		EIGMX

Average Annual Total Returns (at net asset value)
One Year	11.53%	N.A.		11.87%
Life of Fund †	7.86	0.89	%††	8.10

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.24%	N.A.		11.87%
Life of Fund†	5.64	-0.11	%††	8.10

†	Inception Dates – Class A: 6/27/07; Class C: 10/1/09; Class I: 6/27/07.

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.43%	2.13%	1.13%
Net Expense Ratio	1.20	1.90	0.90

[2]	Source: Prospectus dated 3/01/09, as supplemented. The Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Lipper Inc. Class A and Class I of the Fund commenced operations on 6/27/07. Class C of the Fund commenced operations on 10/1/09.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index data is available as of month end only.

3

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Global Macro Absolute Return Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,073.20	$6.74	***
Class C	$1,000.00	$1,008.90	$1.68	***
Class I	$1,000.00	$1,074.80	$5.18	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.70	$6.56	***
Class C	$1,000.00	$1,015.30	$10.01	***
Class I	$1,000.00	$1,020.20	$5.04	***

*	Class C had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A shares, 1.97% for Class C shares, and 0.99% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 31/365 for Class C (to reflect the period from commencement of operations on October 1, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class C).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.29% for Class A shares, 1.97% for Class C shares, and 0.99% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of expense to the administrator, expenses would be higher.

4

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Global Macro Portfolio, at value (identified cost, $362,993,347)	$369,362,120
Receivable for Fund shares sold	31,878,333
Receivable from affiliate	75,209

Total assets	$401,315,662

Liabilities

Payable for Fund shares redeemed	$4,504,660
Distributions payable	362,166
Payable to affiliates:
Distribution and service fees	58,555
Trustees’ fees	42
Accrued expenses	67,577

Total liabilities	$4,993,000

Net Assets	$396,322,662

Sources of Net Assets

Paid-in capital	$392,301,245
Accumulated net realized loss from Portfolio	(4,953,269)
Accumulated undistributed net investment income	2,605,913
Net unrealized appreciation from Portfolio	6,368,773

Total	$396,322,662

Class A Shares

Net Assets	$209,714,056
Shares Outstanding	20,247,834
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.36
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.88

Class C Shares

Net Assets	$39,020,102
Shares Outstanding	3,768,877
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.35

Class I Shares

Net Assets	$147,588,504
Shares Outstanding	14,270,553
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.34

On sales of $25,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $34,227)	$6,214,596
Dividends allocated from Portfolio	22,110
Expenses allocated from Portfolio	(791,560)

Total investment income from Portfolio	$5,445,146

Expenses

Distribution and service fees
Class A	$201,239
Class C	10,310
Trustees’ fees and expenses	287
Custodian fee	34,432
Transfer and dividend disbursing agent fees	103,704
Legal and accounting services	37,653
Printing and postage	72,693
Registration fees	94,746
Miscellaneous	9,197

Total expenses	$564,261

Deduct —
Expense reduction by affiliate	$128,733

Total expense reductions	$128,733

Net expenses	$435,528

Net investment income	$5,009,618

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(174,037)
Securities sold short	(4,847)
Financial futures contracts	(49,658)
Swap contracts	(91,757)
Foreign currency and forward foreign currency exchange contract transactions	(544,667)

Net realized loss	$(864,966)

Change in unrealized appreciation (depreciation) —
Investments	$10,220,968
Securities sold short	(146,125)
Financial futures contracts	(114,868)
Swap contracts	(824,615)
Written options	54,669
Foreign currency and forward foreign currency exchange contracts	(762,504)

Net change in unrealized appreciation (depreciation)	$8,427,525

Net realized and unrealized gain	$7,562,559

Net increase in net assets from operations	$12,572,177

See notes to financial statements

5

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$5,009,618	$955,955
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(864,966)	(111,668)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	8,427,525	(2,059,035)

Net increase (decrease) in net assets from operations	$12,572,177	$(1,214,748)

Distributions to shareholders —
From net investment income
Class A	$(3,735,376)	$(803,464)
Class C	(33,894)	—
Class I	(2,283,497)	(224,233)
From net realized gain
Class A	(34,920)	(142,661)
Class I	(17,362)	(60,966)

Total distributions to shareholders	$(6,105,049)	$(1,231,324)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$227,569,607	$42,583,546
Class C	39,059,030	—
Class I	135,261,458	17,174,634
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	3,060,089	879,628
Class C	24,318	—
Class I	1,771,888	218,239
Cost of shares redeemed
Class A	(63,209,609)	(3,496,420)
Class C	(34,799)	—
Class I	(8,114,565)	(481,015)

Net increase in net assets from Fund share transactions	$335,387,417	$56,878,612

Net increase in net assets	$341,854,545	$54,432,540

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$54,468,117	$35,577

At end of year	$396,322,662	$54,468,117

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$2,605,913	$(435,115)

See notes to financial statements

6

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.830	$10.220	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.460	$0.499	$0.123
Net realized and unrealized gain (loss)	0.649	(0.247)	0.201

Total income from operations	$1.109	$0.252	$0.324

Less Distributions

From net investment income	$(0.571)	$(0.605)	$(0.225)
From net realized gain	(0.008)	(0.037)	—

Total distributions	$(0.579)	$(0.642)	$(0.225)

Capital contribution from administrator(2)	$—	$—	$0.121

Net asset value — End of period	$10.360	$9.830	$10.220

Total Return(3)	11.53%	2.49%	4.50	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$209,714	$38,178	$25
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)(8)	1.18%	1.10%	1.05	%(9)
Interest expense(10)	0.06%	—	—
Total expenses(6)(7)(8)	1.24%	1.10%	1.05	%((9)
Net investment income	4.56%	4.90%	3.55	%(9)
Portfolio Turnover of the Portfolio	25%	26%	45	%((9)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The administrator subsidized certain operating expenses (equal to 0.12%, 0.33% and 673.39% of average daily net assets for the years ended October 31, 2009 and 2008, and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

(10)	Interest expense relates to interest on securities sold short.

See notes to financial statements

7

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$10.300

Income (Loss) From Operations

Net investment loss(2)	$(0.012)
Net realized and unrealized gain	0.104

Total income from operations	$0.092

Less Distributions

From net investment income	$(0.042)
From net realized gain	—

Total distributions	$(0.042)

Net asset value — End of period	$10.350

Total Return(3)	0.89	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$39,020
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(5)(6)(7)	1.90	%(8)
Interest expense(9)	0.07	%(8)
Total expenses(5)(6)(7)	1.97	%(8)
Net investment loss	(1.41	)%(8)
Portfolio Turnover of the Portfolio	25	%(10)

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.08% of average daily net assets for the period ended October 31, 2009).

(8)	Annualized.

(9)	Interest expense relates to interest on securities sold short.

(10)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

8

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.820	$10.210	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.504	$0.464	$0.146
Net realized and unrealized gain (loss)	0.623	(0.181)	0.243

Total income from operations	$1.127	$0.283	$0.389

Less Distributions

From net investment income	$(0.599)	$(0.636)	$(0.235)
From net realized gain	(0.008)	(0.037)	—

Total distributions	$(0.607)	$(0.673)	$(0.235)

Capital contribution from administrator(2)	$—	$—	$0.056

Net asset value — End of period	$10.340	$9.820	$10.210

Total Return(3)	11.87%	2.69%	4.50	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$147,589	$16,291	$10
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)(8)	0.88%	0.80%	0.75	%(9)
Interest expense(10)	0.06%	—	—
Total expenses(6)(7)(8)	0.94%	0.80%	0.75	%(9)
Net investment income	5.01%	4.59%	4.15	%(9)
Portfolio Turnover of the Portfolio	25%	26%	45	%(5)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 3.99%.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The administrator subsidized certain operating expenses (equal to 0.12%, 0.33% and 673.39% of average daily net assets for the years ended October 31, 2009 and 2008, and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

(10)	Interest expense relates to interest on securities sold short.

See notes to financial statements

9

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Fund (formerly, Eaton Vance Global Macro Fund) (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (28.0% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $4,585,883 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017.

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on June 27, 2007 to October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

10

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$6,052,767	$1,027,697
Long-term capital gains	$52,282	$203,627

During the year ended October 31, 2009, accumulated net realized loss was increased by $4,084,177 and accumulated undistributed net investment income was increased by $4,084,177 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization and paydown gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,538,027
Capital loss carryforward	$(4,585,883)
Net unrealized appreciation	$5,431,439
Other temporary differences	$(362,166)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency gain (loss), forward currency transactions, futures contracts, swap contracts, premium amortization, partnership allocations and timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.615% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million and is payable monthly. On net assets of $500 million and over that are invested in Investable Assets, the annual fee is reduced. For the year ended October 31, 2009, the Fund incurred no adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM also serves as the administrator to the Fund, but receives no compensation. Effective March 1, 2009, EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.20%, 1.90% and 0.90% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2010. Prior to March 1, 2009, EVM had agreed to reduce the Fund’s operating expenses to the extent that they exceeded 1.10% and 0.80% annually of the Fund’s average daily net assets for Class A and Class I, respectively. Pursuant to this agreement, EVM was allocated $128,733 of the Fund’s operating expenses for the year ended October 31, 2009.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $6,975 in sub-transfer

11

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $105,264 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $201,239 for Class A shares. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2009, the Fund paid or accrued to EVD $7,733 for Class C shares, representing 0.75% (annualized) of the average daily net assets of Class C shares.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. Service fees paid or accrued for the year ended October 31, 2009 amounted to $2,577 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $174 of CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $325,489,811 and $23,426,279, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	22,212,530	4,139,596
Issued to shareholders electing to receive payments of distributions in Fund shares	303,499	86,745
Redemptions	(6,151,561)	(345,456)

Net increase	16,364,468	3,880,885

	Period Ended
Class C	October 31, 2009(1)

Sales	3,769,885
Issued to shareholders electing to receive payments of distributions in Fund shares	2,350
Redemptions	(3,358)

Net increase	3,768,877

	Year Ended October 31,
Class I	2009	2008

Sales	13,236,066	1,684,471
Issued to shareholders electing to receive payments of distributions in Fund shares	175,694	21,726
Redemptions	(800,740)	(47,664)

Net increase	12,611,020	1,658,533

(1)	For the period from commencement of operations on October 1, 2009 to October 31, 2009.

12

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Name Change

Effective July 1, 2009, the name of Eaton Vance Global Macro Absolute Return Fund was changed from Eaton Vance Global Macro Fund.

9   Reviews for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

13

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Global Macro
Absolute Return Fund (formerly Eaton Vance
Global Macro Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Fund (the “Fund”) (formerly Eaton Vance Global Macro Fund) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

14

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income and capital gains dividends.

Qualified Dividend Income. The Fund designates $21,510 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Capital Gains Dividends. The Fund designates $52,282 as a capital gain dividend.

15

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 9.0%

		Principal
Security		Amount	Value

Brazil — 0.5%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	11,977,204	$6,588,517

Total Brazil (identified cost $5,616,391)			$6,588,517

Congo — 0.1%

Republic of Congo, 3.00%, 6/30/29	USD	2,128,000	$1,058,680

Total Congo (identified cost $834,856)			$1,058,680

Costa Rica — 0.1%

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	2,247,311,409	$1,707,142
Titulo Propiedad Ud, 1.63%, 7/13/16(3)	CRC	263,302,959	203,278

Total Costa Rica (identified cost $2,609,008)			$1,910,420

Georgia — 0.4%

Republic of Georgia, 7.50%, 4/15/13	USD	4,764,000	$4,835,460

Total Georgia (identified cost $3,397,333)			$4,835,460

Ghana — 0.4%

Ghana Government Bond, 13.00%, 8/2/10	GHS	600,000	$387,643
Ghana Government Bond, 13.50%, 3/30/10	GHS	980,000	652,556
Ghana Government Bond, 13.67%, 6/11/12(4)	GHS	4,300,000	2,353,740
Ghana Government Bond, 13.69%, 3/15/10	GHS	1,900,000	1,271,076

Total Ghana (identified cost $8,305,683)			$4,665,015

Ivory Coast — 0.1%

Ivory Coast, 4.00%, 3/31/28(5)	USD	2,296,000	$1,376,452

Total Ivory Coast (identified cost $848,657)			$1,376,452

Macedonia — 0.6%

Republic of Macedonia, 4.625%, 12/8/15	EUR	6,594,000	$8,485,817

Total Macedonia (identified cost $5,650,859)			$8,485,817

Poland — 0.8%

Poland Government Bond, 3.00%, 8/24/16(6)	PLN	29,900,774	$9,881,312

Total Poland (identified cost $8,505,430)			$9,881,312

South Africa — 0.9%

Republic of South Africa, 6.50%, 6/2/14	USD	11,090,000	$12,143,550

Total South Africa (identified cost $12,230,320)			$12,143,550

South Korea — 0.3%

Republic of South Korea, 7.125%, 4/16/19	USD	3,770,000	$4,422,644

Total South Korea
(identified cost $3,735,630)			$4,422,644

Turkey — 4.2%

Turkey Government Bond, 9.00%, 5/21/14(7)	TRY	12,614,863	$10,006,296
Turkey Government Bond, 10.00%, 2/15/12(8)	TRY	20,336,004	15,205,500
Turkey Government Bond, 12.00%, 8/14/13(9)	TRY	35,255,303	29,644,240

Total Turkey (identified cost $42,554,990)			$54,856,036

Uruguay — 0.6%

Republic of Uruguay, 5.00%, 9/14/18(10)	UYU	170,663,510	$8,454,698

Total Uruguay (identified cost $7,395,946)			$8,454,698

Total Foreign Government Bonds (identified cost $101,685,103)			$118,678,601

Foreign Corporate Bonds & Notes — 0.8%

		Principal
Security		Amount	Value

Chile — 0.3%

JPMorgan Chilean Inflation Linked Note, 3.80%, 11/17/15(11)	USD	3,504,414	$3,703,729

Total Chile (identified cost $3,000,000)			$3,703,729

See notes to financial statements

16

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Indonesia — 0.0%

APP Finance VI, 0.00%, 11/18/12(5)	USD	4,000,000	$20,000
APP Finance VII, 3.50%, 4/30/24(5)	USD	2,000,000	10,000

Total Indonesia (identified cost $3,094,175)			$30,000

Kazakhstan — 0.5%

Kazkommerts International, 7.875%, 4/7/14(12)	USD	7,500,000	$6,318,750

Total Kazakhstan (identified cost $6,232,621)			$6,318,750

Total Foreign Corporate Bonds & Notes (identified cost $12,326,796)			$10,052,479

Debt Obligations - United States — 63.4%

Corporate Bonds & Notes — 0.1%

		Principal
Security		Amount	Value

Eaton Corp., 8.875%, 6/15/19		$500,000	$632,595
Ingersoll-Rand Co., 6.48%, 6/1/25		1,050,000	1,013,598

Total Corporate Bonds & Notes
(identified cost $1,528,795)			$1,646,193

Collateralized Mortgage Obligations — 7.9%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
Series 4, Class D, 8.00%, 12/25/22		$435,869	$437,280
Series 1548, Class Z, 7.00%, 7/15/23		567,395	599,911
Series 1650, Class K, 6.50%, 1/15/24		3,614,091	3,936,055
Series 1817, Class Z, 6.50%, 2/15/26		484,435	517,348
Series 1927, Class ZA, 6.50%, 1/15/27		1,938,642	2,045,051
Series 2127, Class PG, 6.25%, 2/15/29		2,319,417	2,475,780

			$10,011,425

Federal National Mortgage Association:
Series 1992-180, Class F, 1.431%, 10/25/22(13)		$1,871,615	$1,908,715
Series 1993-16, Class Z, 7.50%, 2/25/23		1,843,740	2,070,856
Series 1993-79, Class PL, 7.00%, 6/25/23		1,397,314	1,557,950
Series 1993-104, Class ZB, 6.50%, 7/25/23		582,001	637,777
Series 1993-121, Class Z, 7.00%, 7/25/23		8,965,939	9,997,009
Series 1993-141, Class Z, 7.00%, 8/25/23		1,440,365	1,611,468
Series 1994-42, Class ZQ, 7.00%, 4/25/24		8,880,903	9,912,224
Series 1994-79, Class Z, 7.00%, 4/25/24		1,719,833	1,919,176
Series 1994-89, Class ZQ, 8.00%, 7/25/24		1,215,290	1,399,790
Series 1996-35, Class Z, 7.00%, 7/25/26		448,426	503,799
Series 1998-16, Class H, 7.00%, 4/18/28		1,230,944	1,382,257
Series 1999-25, Class Z, 6.00%, 6/25/29		3,853,032	4,157,582
Series 2000-2, Class ZE, 7.50%, 2/25/30		513,054	579,516
Series 2000-49, Class A, 8.00%, 3/18/27		1,458,246	1,676,762
Series 2001-37, Class GA, 8.00%, 7/25/16		177,538	194,722
Series 2009-48, Class WA, 5.844%, 7/25/39(14)		18,407,444	19,728,297
Series G48, Class Z, 7.10%, 12/25/21		1,428,089	1,579,628
Series G93-1, Class K, 6.675%, 1/25/23		2,080,103	2,287,495
Series G93-31, Class PN, 7.00%, 9/25/23		6,553,115	7,225,636
Series G93-41, Class ZQ, 7.00%, 12/25/23		13,269,148	14,632,287

			$84,962,946

Government National Mortgage Association:
Series 1996-22, Class Z, 7.00%, 10/16/26		$1,170,727	$1,299,690
Series 1999-42, Class Z, 8.00%, 11/16/29		3,025,003	3,437,349
Series 2001-35, Class K, 6.45%, 10/26/23		485,215	530,416
Series 2002-48, Class OC, 6.00%, 9/16/30		4,247,741	4,383,653

			$9,651,108

Total Collateralized Mortgage Obligations (identified cost $100,068,473)			$104,625,479

Mortgage Pass-Throughs — 52.1%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
3.003%, with maturity at 2035(15)		$9,023,361	$9,319,287
3.568%, with maturity at 2029(15)		1,948,684	1,990,096
4.34%, with maturity at 2030(15)		2,606,128	2,712,001
4.559%, with maturity at 2023(15)		773,682	798,961
5.00%, with various maturities to 2019		10,640,232	11,368,683
5.50%, with various maturities to 2013		9,986,332	10,645,542
6.00%, with various maturities to 2035(16)		72,776,014	78,143,602
6.50%, with various maturities to 2024		7,186,068	7,831,376
7.00%, with various maturities to 2035		14,881,013	16,524,858
7.31%, with maturity at 2026		428,090	483,708
7.50%, with various maturities to 2035		39,843,175	44,923,278
7.95%, with maturity at 2022		612,944	699,998
8.00%, with various maturities to 2030		3,132,258	3,579,880
8.15%, with maturity at 2021		345,268	398,784
8.30%, with maturity at 2021		233,943	267,347
8.47%, with maturity at 2018		275,495	305,605
8.50%, with various maturities to 2028		1,828,016	2,122,801

See notes to financial statements

17

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp.: (continued)
9.00%, with various maturities to 2027	$3,518,301	$4,092,280
9.50%, with various maturities to 2027	366,350	436,678
9.75%, with various maturities to 2020	8,135	9,372
10.00%, with various maturities to 2020	1,226,410	1,408,409
10.50%, with maturity at 2021	596,461	694,294
11.00%, with maturity at 2016	867,194	989,003
13.25%, with maturity at 2013	934	999

		$199,746,842

Federal National Mortgage Association:
2.688%, with maturity at 2022(15)	$3,525,507	$3,604,656
2.723%, with various maturities to 2035(15)	34,256,505	35,143,990
2.787%, with maturity at 2035(15)	7,725,635	7,926,668
2.849%, with various maturities to 2033(15)	26,750,460	27,431,137
2.873%, with maturity at 2025(15)	2,116,494	2,175,840
3.073%, with maturity at 2024(15)	1,690,082	1,744,159
3.691%, with maturity at 2034(15)	5,432,490	5,653,182
3.828%, with maturity at 2035(15)	19,768,945	20,572,049
3.983%, with maturity at 2028(15)	336,153	345,165
4.337%, with maturity at 2023(15)	186,205	192,057
4.419%, with maturity at 2035(15)	14,852,761	15,456,147
5.00%, with various maturities to 2018(16)	28,018,984	29,893,821
5.50%, with various maturities to 2018	4,423,188	4,747,883
6.00%, with various maturities to 2032	9,065,234	9,661,728
6.319%, with maturity at 2032(15)	6,333,113	6,590,393
6.50%, with various maturities to 2030	33,018,537	35,863,176
6.862%, with maturity at 2025(15)	715,405	758,105
7.00%, with various maturities to 2033(16)	70,688,558	78,064,823
7.50%, with various maturities to 2034	30,032,074	33,587,784
8.00%, with various maturities to 2030	10,821,471	12,314,769
8.50%, with various maturities to 2032	16,738,450	19,576,123
9.00%, with various maturities to 2032	3,211,053	3,743,944
9.00%, with maturity at 2010(14)	6,027	6,100
9.046%, with maturity at 2028(14)	1,002,201	1,158,250
9.50%, with various maturities to 2031	5,189,705	6,115,362
10.50%, with maturity at 2029	537,140	643,427
11.00%, with maturity at 2016	61,277	67,706
11.029%, with maturity at 2027(14)	1,040,912	1,203,178
11.50%, with maturity at 2031	775,067	963,098

		$365,204,720

Government National Mortgage Association:
4.125%, with maturity at 2024(15)	$831,806	$859,319
6.50%, with various maturities to 2024	2,874,633	3,131,380
7.00%, with various maturities to 2035	57,443,261	64,033,269
7.50%, with various maturities to 2031	11,239,422	12,729,073
7.75%, with maturity at 2019	40,594	46,125
8.00%, with various maturities to 2034	30,910,826	35,278,295
8.30%, with various maturities to 2020	210,058	236,872
8.50%, with various maturities to 2021	2,052,937	2,323,237
9.00%, with various maturities to 2025	673,550	783,276
9.50%, with various maturities to 2026	2,222,737	2,683,802

		$122,104,648

Total Mortgage Pass-Throughs
(identified cost $662,999,191)		$687,056,210

Commercial Mortgage-Backed Securities — 2.7%

	Principal
Security	Amount	Value

CD, Series 2007-CD4, Class A4, 5.322%, 12/11/49	$3,330,000	$2,997,255
COMM, Series 2007-C9, Class A4, 5.816%, 12/10/49(14)	5,000,000	4,640,701
GCCFC, Series 2007-GG9, Class A4, 5.444%, 3/10/39	5,000,000	4,473,509
JPMCC, Series 2005-LDP5, Class AM, 5.221%, 12/15/44(14)	9,960,000	8,654,565
JPMCC, Series 2007-LDPX, Class A3, 5.42%, 1/15/49	1,600,000	1,405,416
MLMT, Series 2006-C2, Class A2, 5.756%, 8/12/43(14)	7,000,000	7,068,958
WBCMT, Series 2005-C17, Class A4, 5.083%, 3/15/42(14)	6,000,000	6,018,702

Total Commercial Mortgage-Backed Securities
(identified cost $32,842,394)		$35,259,106

U.S. Government Agency Bonds — 0.4%

	Principal
Security	Amount	Value

United States Agency for International Development-Israel, 5.50%, 12/4/23	$5,000,000	$5,563,135

Total U.S. Government Agency Bonds
(identified cost $5,498,810)		$5,563,135

U.S. Treasury Obligations — 0.2%

	Principal
Security	Amount	Value

United States Treasury Bond, 7.875%, 2/15/21(16)	$1,500,000	$2,081,485

Total U.S. Treasury Obligations
(identified cost $1,767,200)		$2,081,485

Total Debt Obligations - United States
(identified cost $804,704,863)		$836,231,608

See notes to financial statements

18

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Common Stocks — 0.3%

Security	Shares	Value

China — 0.1%

Commercial Banks — 0.1%

Industrial & Commercial Bank of China, Ltd.	2,191,752	$1,743,791

		$1,743,791

Professional Services — 0.0%

APP China	8,155	$326,200

		$326,200

Total China (identified cost $2,395,650)		$2,069,991

United Arab Emirates — 0.2%

Commercial Banks — 0.1%

Abu Dhabi Commercial Bank	423,280	$224,516
First Gulf Bank	110,000	561,077
National Bank of Abu Dhabi	39,600	143,642
Union National Bank	330,000	339,169

		$1,268,404

Diversified Financial Services — 0.0%

Waha Capital (PJSC)	997,500	$247,415

		$247,415

Hotels, Restaurants & Leisure — 0.0%

Abu Dhabi National Hotels	58,330	$70,670

		$70,670

Real Estate Management & Development — 0.1%

Aldar Properties (PJSC)	240,000	$379,345
Sorouh Real Estate Co.	340,000	328,892

		$708,237

Total United Arab Emirates
(identified cost $1,724,739)		$2,294,726

Total Common Stocks
(identified cost $4,120,389)		$4,364,717

Investment Companies — 0.0%

Description	Shares	Value

First Trust/Four Corners Senior Floating Rate Income Fund II	15,000	$163,500
ING Prime Rate Trust	30,000	150,600
Nuveen Senior Income Fund	29,830	175,102

Total Investment Companies
(identified cost $371,759)		$489,202

Currency Options Purchased — 0.1%

	Principal
	Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	18,447	EUR	1.41	4/29/10	$545,578
Japanese Yen Put Option	JPY	2,857,000	JPY	106.91	4/8/10	20,948

Total Currency Options Purchased (identified cost $987,347)						$566,526

Short-Term Investments — 32.1%
Foreign Government Securities — 16.7%

		Principal
		Amount
Security		(000’s omitted)	Value

Iceland — 0.8%

Iceland Treasury Bill, 0.00%, 11/16/09	ISK	699,536	$4,715,291
Iceland Treasury Bill, 0.00%, 2/15/10	ISK	180,870	1,193,141
Iceland Treasury Note, 7.00%, 3/17/10	ISK	743,684	5,006,125

Total Iceland (identified cost $10,546,470)			$10,914,557

Lebanon — 4.8%

Lebanon Treasury Bill, 0.00%, 11/5/09	LBP	3,685,000	$2,451,769
Lebanon Treasury Bill, 0.00%, 11/19/09	LBP	4,574,000	3,037,663
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	2,088,940	1,383,318
Lebanon Treasury Bill, 0.00%, 12/17/09	LBP	2,212,500	1,465,140
Lebanon Treasury Bill, 0.00%, 12/24/09	LBP	3,344,330	2,212,602
Lebanon Treasury Bill, 0.00%, 12/31/09	LBP	3,304,230	2,183,982
Lebanon Treasury Bill, 0.00%, 1/7/10	LBP	3,342,000	2,206,743
Lebanon Treasury Bill, 0.00%, 1/21/10	LBP	2,223,000	1,464,782
Lebanon Treasury Bill, 0.00%, 2/4/10	LBP	4,480,000	2,945,376
Lebanon Treasury Bill, 0.00%, 2/18/10	LBP	3,379,000	2,216,237
Lebanon Treasury Bill, 0.00%, 3/4/10	LBP	2,878,000	1,882,886
Lebanon Treasury Bill, 0.00%, 3/18/10	LBP	15,127,980	9,870,957

See notes to financial statements

19

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Lebanon (continued)

Lebanon Treasury Bill, 0.00%, 4/1/10	LBP	7,675,000	$4,993,911
Lebanon Treasury Bill, 0.00%, 4/15/10	LBP	10,544,000	6,840,613
Lebanon Treasury Bill, 0.00%, 4/29/10	LBP	18,810,000	12,193,939
Lebanon Treasury Bill, 0.00%, 9/23/10	LBP	2,682,000	1,692,696
Lebanon Treasury Bill, 0.00%, 10/21/10	LBP	6,760,200	4,246,504

Total Lebanon
(identified cost $62,835,296)			$63,289,118

South Korea — 1.1%

Korea Monetary Stabilization Bond, 5.45%, 1/23/10	KRW	3,507,930	$2,988,528
Korea Monetary Stabilization Bond, 5.54%, 11/14/09	KRW	7,811,040	6,614,261
Korea Treasury Bond, 4.75%, 12/10/09	KRW	5,378,950	4,561,859

Total South Korea
(identified cost $13,685,824)			$14,164,648

Sri Lanka — 3.8%

Sri Lanka Government Bond, 7.60%, 4/1/10	LKR	189,310	$1,637,635
Sri Lanka Government Bond, 15.50%, 1/15/10	LKR	457,900	4,039,332
Sri Lanka Government Bond, 15.50%, 5/15/10	LKR	766,310	6,883,797
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	465,000	4,043,961
Sri Lanka Treasury Bill, 0.00%, 11/6/09	LKR	555,200	4,828,402
Sri Lanka Treasury Bill, 0.00%, 1/8/10	LKR	787,200	6,745,371
Sri Lanka Treasury Bill, 0.00%, 1/15/10	LKR	1,002,000	8,571,377
Sri Lanka Treasury Bill, 0.00%, 2/5/10	LKR	980,450	8,345,525
Sri Lanka Treasury Bill, 0.00%, 4/9/10	LKR	590,820	4,949,610
Sri Lanka Treasury Bill, 0.00%, 4/30/10	LKR	59,560	497,067

Total Sri Lanka
(identified cost $50,404,006)			$50,542,077

Egypt — 6.2%

Egypt Treasury Bill, 0.00%, 11/3/09	EGP	109,925	$20,079,540
Egypt Treasury Bill, 0.00%, 11/10/09	EGP	40,500	7,384,053
Egypt Treasury Bill, 0.00%, 11/17/09	EGP	39,500	7,188,235
Egypt Treasury Bill, 0.00%, 11/24/09	EGP	32,350	5,875,961
Egypt Treasury Bill, 0.00%, 12/1/09	EGP	37,750	6,843,903
Egypt Treasury Bill, 0.00%, 12/8/09	EGP	88,775	16,064,252
Egypt Treasury Bill, 0.00%, 12/22/09	EGP	20,500	3,695,637
Egypt Treasury Bill, 0.00%, 6/29/10	EGP	16,825	2,883,322
Egypt Treasury Bill, 0.00%, 8/3/10	EGP	18,950	3,217,380
Egypt Treasury Bill, 0.00%, 9/28/10	EGP	16,700	2,794,237
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	14,250	2,365,089
Egypt Treasury Bill, 0.00%, 10/26/10	EGP	19,400	3,219,840

Total Egypt (identified cost $81,022,880)			$81,611,449

Total Foreign Government Securities
(identified cost $218,494,476)			$220,521,849

Repurchase Agreements(18) — 10.6%

		Principal
		Amount
Description		(000’s omitted)	Value

Barclays Bank PLC:
Dated 10/15/09, with an interest rate of 0.75%, collateralized by Venezuela Government Bond with an interest rate of 7.75%, a maturity date of 10/13/19 and a market value of $9,954,896.		$9,817	$9,816,537
Dated 10/16/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 9.25%, a maturity date of 5/7/28 and a market value of $4,541,708.		4,409	4,409,306
Dated 10/23/09, with an interest rate of 0.75%, collateralized by Venezuela Government Bond with an interest rate of 7.00%, a maturity date of 12/1/18 and a market value of $6,989,722.		7,138	7,138,211
Dated 10/26/09, with an interest rate of 0.80%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of 6,957,500.(13)		6,899	6,899,200
Dated 10/8/09, with an interest rate of 0.80%, collateralized by Venezuela Government Bond with an interest rate of 10.75%, a maturity date of 9/19/13 and a market value of $1,929,486.		1,954	1,954,447
Dated 10/9/09, with an interest rate of 0.90%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of $5,186,500.(13)		4,998	4,998,392
Dated 7/2/09 with an interest rate of 1.15%, collateralized by Lebanon Government Bond with an interest rate of 7.125%, a maturity date of 3/5/10 and a market value of $5,201,563.		5,139	5,138,875

See notes to financial statements

20

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Description	(000’s omitted)	Value

Barclays Bank PLC (continued)
Dated 8/20/09, with an interest rate of 0.70%, collateralized by Philippines Government Bond with an interest rate of 9.375%, a maturity date of 1/18/17 and a market value of $3,196,745.	$2,972	$2,972,156
Dated 9/16/09, with an interest rate of 0.85%, collateralized by Costa Rica Government Bond with an interest rate of 9.995%, a maturity date of 8/1/20 and a market value of $5,238,839.	5,147	5,147,152
Dated 9/16/09, with an interest rate of 0.90%, collateralized by Venezuela Government Bond with an interest rate of 7.65%, a maturity date of 4/21/25 and a market value of $1,228,825.	1,419	1,418,526
Dated 9/18/09, with an interest rate of 1.25%, collateralized by Argentina Government Bond with an interest rate of 0.578%, a maturity date of 4/30/13 and a market value of $4,062,500.(13)	3,920	3,920,000
Dated 9/18/09, with an interest rate of 1.25%, collateralized by Argentina Government Bond with an interest rate of 7.00%, a maturity date of 9/12/13 and a market value of $2,493,750.	2,264	2,263,800
Dated 9/22/09, with an interest rate of 0.95%, collateralized by Argentina Government Bond with an interest rate of 0.943%, a maturity date of 8/3/12 and a market value of $5,534,375.(13)	5,145	5,145,000
Citibank:
Dated 10/13/09, with an interest rate of 0.40%, collateralized by Turkey Government Bond with an interest rate of 11.00%, a maturity date of 1/14/13 and a market value of $12,448,889.	12,400	12,400,000
Dated 10/19/09, with an interest rate of 0.40%, collateralized by Turkey Government Bond with an interest rate of 11.00%, a maturity date of 1/14/13 and a market value of $6,224,444.	6,211	6,210,500
Dated 10/23/09, with an interest rate of 0.40%, collateralized by Serbia Government Bond with an interest rate of 3.75%, a maturity date of 11/1/24 and a market value of $10,086,458.	10,061	10,061,000
JPMorgan Chase:
Dated 10/15/09, with an interest rate of 0.45%, collateralized by Iraq Government Bond with an interest rate of 5.80%, a maturity date of 1/15/28 and a market value of $7,994,167.	7,915	7,915,000
JPMorgan Chase (continued)
Dated 10/15/09, with an interest rate of 0.45%, collateralized by Turkey Government Bond with an interest rate of 7.25%, a maturity date of 3/15/15 and a market value of $5,620,313.	5,620	5,620,000
Dated 10/22/09, with an interest rate of 0.45%, collateralized by Indonesia Government Bond with an interest rate of 8.50%, a maturity date of 10/12/35 and a market value of $4,797,000.	4,940	4,940,000
Dated 10/26/09, with an interest rate of 0.45%, collateralized by Colombia Government Bond with an interest rate of 6.125%, a maturity date of 1/18/41 and a market value of $9,517,014.	9,510	9,510,000
Dated 10/26/09, with an interest rate of 0.45%, collateralized by Iraq Government Bond with an interest rate of 5.80%, a maturity date of 1/15/28 and a market value of $3,997,083.	3,970	3,970,000
Dated 10/28/09, with an interest rate of 0.45%, collateralized by Brazil Government Bond with an interest rate of 8.875%, a maturity date of 4/15/24 and a market value of $6,530,990.	6,555	6,555,000
Dated 9/14/09, with an interest rate of 0.45%, collateralized by Mexico Government Bond with an interest rate of 5.875%, a maturity date of 2/17/14 and a market value of $5,409,566.	5,400	5,400,000
Dated 9/28/09, with an interest rate of 0.45%, collateralized by Mexico Government Bond with an interest rate of 6.625%, a maturity date of 3/3/15 and a market value of $5,544,948.	5,530	5,530,000

Total Repurchase Agreements
(identified cost $139,333,102)		$139,333,102

See notes to financial statements

21

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Other Securities — 4.8%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(17)	$64,189	$64,189,485

Total Other Securities
(identified cost $64,189,485)		$64,189,485

Total Short-Term Investments (identified cost $422,017,063)		$424,044,436

Total Investments — 105.7% (identified cost $1,346,213,320)		$1,394,427,569

Securities Sold Short — (3.1)%

	Principal
Security	Amount	Value

U.S. Treasury Obligations — (3.1)%

United States Treasury Bond, 3.50%, 2/15/39	$(23,000,000)	$(20,168,148)
United States Treasury Bond, 5.00%, 5/15/37	(18,100,000)	(20,387,966)

Total Securities Sold Short
(proceeds $40,034,291)		$(40,556,114)

Currency Options Written — 0.0%

	Principal
	Amount of
	Contracts	Strike	Expiration
Description	(000’s omitted)	Price	Date	Value

Japanese Yen Call Option	JPY 4,078,000	JPY 76.3	4/8/10	$(213,391)

Total Currency Options Written (premiums received $522,711)				$(213,391)

Other Assets, Less Liabilities — (2.6)%				$(34,632,079)

Net Assets — 100.0%				$1,319,025,985

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BRL - Brazilian Real

CRC - Costa Rican Colon

EGP - Egyptian Pound

EUR - Euro

GHS - Ghanaian Cedi

ISK - Icelandic Krona

JPY - Japanese Yen

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lanka Rupee

PLN - Polish Zloty

TRY - New Turkish Lira

USD - United States Dollar

UYU - Uruguayan Peso

(1)	Bond pays a 6.00% coupon on the face at the end of the payment period. Principal is adjusted based on the IPCA (Amplified Consumer Price Index) as determined by the Brazilian Institute of Geography and Statistics. The original face is BRL 6,468,000 and the current face is BRL 11,977,204.

(2)	Bond pays a 1.00% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 1,834,400,000 and the current face is CRC 2,247,311,409.

(3)	Bond pays a 1.63% coupon on the face at the end of the payment period. Principal is adjusted based on Development Units (Unidades de Desarrollo) as calculated by the General Superintendent of Values. The original face is CRC 204,500,000 and the current face is CRC 263,302,959.

(4)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(5)	Currently the issuer is in default with respect to interest payments.

(6)	Bond pays a 3.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Polish Consumer Price Index. The original face is PLN 26,078,000 and the current face is PLN 29,900,774.

(7)	Bond pays a 9.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 12,500,000 and the current face is TRY 12,614,863.

(8)	Bond pays a 10.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 16,735,000 and the current face is TRY 20,336,004.

(9)	Bond pays a 12.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Turkey Inflation Indexed CPI. The original face is TRY 33,400,000 and the current face is TRY 35,255,303.

(10)	Bond pays a 5.00% coupon on the face at the end of the payment period. Principal is adjusted based on the Uruguayan inflation rate. The original face is UYU 135,030,000 and the current face is UYU 170,663,510.

(11)	Bond pays a 3.80% coupon on the face at the end of the payment period. Principal is adjusted based on changes in the Chilean UF (Unidad de Fomento) Rate. The original face is $3,000,000 and the current face is $3,504,414.

See notes to financial statements

22

Global Macro Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

(12)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(13)	Floating-rate security.

(14)	Weighted average fixed-rate coupon that changes/updates monthly.

(15)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2009.

(16)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(17)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

(18)	Open repurchase agreements with no specific maturity date. Either party may terminate the agreement upon demand.

See notes to financial statements

23

Global Macro Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,282,023,835)	$1,330,238,084
Affiliated investment, at value (identified cost, $64,189,485)	64,189,485
Restricted cash*	3,870,000
Foreign currency, at value (identified cost, $326,275)	322,922
Interest and dividends receivable	8,028,863
Receivable for investments sold	53,837,823
Receivable for open forward foreign currency exchange contracts	6,459,693
Receivable for closed forward foreign currency exchange contracts	211,619
Receivable for open swap contracts	8,092,767
Receivable for closed options	64,634
Premium paid on open swap contracts	1,027,084

Total assets	$1,476,342,974

Liabilities

Payable for investments purchased	$98,713,272
Interest payable for securities sold short	602,908
Payable for variation margin on open financial futures contracts	222,127
Payable for open forward foreign currency exchange contracts	3,997,175
Payable for closed forward foreign currency exchange contracts	56,782
Payable for open swap contracts	11,739,500
Payable for closed swap contracts	342,508
Payable for securities sold short, at value
(proceeds, $40,034,291)	40,556,114
Written options outstanding, at value (premiums received, $522,711)	213,391
Payable to affiliates:
Investment adviser fee	612,708
Trustees’ fees	3,013
Accrued expenses	257,491

Total liabilities	$157,316,989

Net Assets applicable to investors’ interest in Portfolio	$1,319,025,985

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,272,448,233
Net unrealized appreciation	46,577,752

Total	$1,319,025,985

*	Represents restricted cash on deposit at custodian for open financial contracts.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest (net of foreign taxes, $302,903)	$49,891,775
Dividends	225,191
Interest allocated from affiliated investment	291,728
Expenses allocated from affiliated investment	(174,296)

Total investment income	$50,234,398

Expenses

Investment adviser fee	$5,230,955
Trustees’ fees and expenses	36,412
Custodian fee	275,494
Legal and accounting services	233,754
Interest expense on securities sold short	426,678
Miscellaneous	33,729

Total expenses	$6,237,022

Deduct —
Reduction of custodian fee	$109

Total expense reductions	$109

Net expenses	$6,236,913

Net investment income	$43,997,485

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(7,352,782)
Securities sold short	(150,167)
Financial futures contracts	(1,324,791)
Swap contracts	(1,150,063)
Foreign currency and forward foreign currency exchange contract transactions	(9,006,945)

Net realized loss	$(18,984,748)

Change in unrealized appreciation (depreciation) —
Investments	$97,891,288
Securities sold short	(521,823)
Financial futures contracts	(1,430,050)
Swap contracts	(3,620,691)
Written options	309,320
Foreign currency and forward foreign currency exchange contracts	(11,538,105)

Net change in unrealized appreciation (depreciation)	$81,089,939

Net realized and unrealized gain	$62,105,191

Net increase in net assets from operations	$106,102,676

See notes to financial statements

24

Global Macro Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$43,997,485	$44,056,245
Net realized gain (loss) from investment transactions, securities sold short, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(18,984,748)	7,828,537
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	81,089,939	(36,495,770)

Net increase in net assets from operations	$106,102,676	$15,389,012

Capital transactions —
Contributions	$530,666,796	$275,977,287
Withdrawals	(162,764,389)	(134,738,001)

Net increase in net assets from capital transactions	$367,902,407	$141,239,286

Net increase in net assets	$474,005,083	$156,628,298

Net Assets

At beginning of year	$845,020,902	$688,392,604

At end of year	$1,319,025,985	$845,020,902

See notes to financial statements

25

Global Macro Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.67%	0.63%	0.67%	0.66%	0.66%
Interest expense(2)	0.05%	—	—	—	—
Total expenses	0.72%	0.63%	0.67%	0.66%	0.66%
Net investment income	4.93%	5.25%	5.16%	4.49%	3.23%
Portfolio Turnover	25%	26%	45%	41%	59%

Total Return	12.10%	2.97%	10.34%	7.60%	6.48%

Net assets, end of year (000’s omitted)	$1,319,026	$845,021	$688,393	$563,226	$410,680

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Interest expense relates to interest on securities sold short.

See notes to financial statements

26

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Macro Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Strategic Income Fund, Eaton Vance Global Macro Absolute Return Fund and Eaton Vance Medallion Strategic Income Fund held an interest of 57.7%, 28.0% and 6.7%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the option is listed or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore as reported by the Options Price Reporting Authority. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap quotations provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly

27

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising

28

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NOTES TO FINANCIAL STATEMENTS CONT’D

out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — The Portfolio may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized

29

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis, including TBA (To Be Announced) securities. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

R  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s

30

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. Repurchase agreements are marked-to-market daily. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

S  Securities Sold Short — The Portfolio may seek to hedge investments or increase total return through short sales of securities. A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio may borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date or the Portfolio may sell a security to a forward date without borrowing the security. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest payable on securities sold short is recorded as interest expense.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.615% of the Portfolio’s average daily net assets up to $500 million, 0.595% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $5,396,144 of which $165,189 was allocated from Cash Management and $5,230,955 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.60% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2009 were as follows:

Purchases

Investments (non-U.S. Government)	$146,397,472
U.S. Government and Agency Securities	254,881,022

$401,278,494

Sales

Investments (non-U.S. Government)	$66,653,653
U.S. Government and Agency Securities	130,414,926

$197,068,579

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,351,400,341

Gross unrealized appreciation	$59,401,813
Gross unrealized depreciation	(16,374,585)

Net unrealized appreciation	$43,027,228

The net unrealized depreciation on futures contracts, swaps, foreign currency, and forward foreign currency exchange contracts at October 31, 2009 on a federal income tax basis was $1,414,092.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing

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Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at October 31, 2009 is included in the Portfolio of Investments.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/6/09	Sri Lanka Rupee 465,000,000	United States Dollar 3,994,845	$(54,002)
11/6/09	Sri Lanka Rupee 555,200,000	United States Dollar 4,750,578	(83,659)
11/13/09	Euro 20,059,386	United States Dollar 29,485,893	(33,851)
11/16/09	Sri Lanka Rupee 59,389,025	United States Dollar 516,067	(333)
11/23/09	South African Rand 125,771,407	United States Dollar 16,984,660	940,615
11/23/09	South African Rand 89,185,094	United States Dollar 12,040,650	663,743
1/8/10	Sri Lanka Rupee 232,000,000	United States Dollar 1,967,769	(38,515)
1/8/10	Sri Lanka Rupee 555,200,000	United States Dollar 4,707,079	(94,166)
1/15/10	Sri Lanka Rupee 358,000,000	United States Dollar 3,037,760	(56,427)
1/15/10	Sri Lanka Rupee 493,387,250	United States Dollar 4,196,540	(67,796)
1/15/10	Sri Lanka Rupee 644,000,000	United States Dollar 5,466,893	(99,186)
2/5/10	Sri Lanka Rupee 980,450,000	United States Dollar 8,354,921	(105,367)
4/1/10	Sri Lanka Rupee 196,503,780	United States Dollar 1,685,570	(4,650)
4/9/10	Sri Lanka Rupee 590,820,000	United States Dollar 5,071,416	(8,145)
4/30/10	Sri Lanka Rupee 59,560,000	United States Dollar 511,245	(198)
5/17/10	Sri Lanka Rupee 825,699,025	United States Dollar 7,054,242	(28,116)
7/20/10	Kazakhstan Tenge 724,740,200	United States Dollar 4,446,259	$(310,575)
7/21/10	Kazakhstan Tenge 719,872,000	United States Dollar 4,443,654	(280,801)
7/23/10	Kazakhstan Tenge 722,665,700	United States Dollar 4,454,026	(287,909)

			$50,662

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/4/09	Indonesian Rupiah 44,390,000,000	United States Dollar 4,316,414	$330,943
11/5/09	Mexican Peso 143,624,000	United States Dollar 11,092,541	(216,446)
11/5/09	Polish Zloty 8,810,000	Euro 2,071,747	(4,031)
11/5/09	Polish Zloty 70,678,544	Euro 16,647,873	(72,381)
11/9/09	Indian Rupee 298,540,000	United States Dollar 6,318,307	36,988
11/9/09	Indian Rupee 271,180,000	United States Dollar 5,811,830	(38,972)
11/10/09	Indian Rupee 434,383,100	United States Dollar 8,899,469	347,315
11/10/09	Indonesian Rupiah 44,665,000,000	United States Dollar 4,408,310	262,946
11/12/09	Russian Ruble 189,400,000	United States Dollar 6,461,958	13,927
11/12/09	Russian Ruble 167,700,000	United States Dollar 5,722,085	11,844
11/13/09	Australian Dollar 5,786,300	United States Dollar 5,199,974	3,694
11/13/09	South Korean Won 6,783,300,000	United States Dollar 5,810,605	(73,714)
11/16/09	Indian Rupee 233,600,000	United States Dollar 4,816,495	155,128
11/16/09	New Turkish Lira 3,933,200	United States Dollar 2,678,927	(68,985)
11/16/09	New Turkish Lira 13,197,861	United States Dollar 8,996,497	(238,831)
11/16/09	Swedish Krona 38,590,000	Euro 3,739,667	(61,873)
11/19/09	Malaysian Ringgit 19,030,000	United States Dollar 5,678,055	(103,676)
11/19/09	Norwegian Krone 16,800,000	Euro 2,022,573	(44,123)

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Forward Foreign Currency Exchange Contracts (continued)

Purchases

			Net Unrealized
			Appreciation
Settlement Date	In Exchange For	Deliver	(Depreciation)

11/19/09	Zambian Kwacha 13,734,200,000	United States Dollar 2,967,632	$(14,615)
11/20/09	Malaysian Ringgit 20,300,000	United States Dollar 6,047,066	(100,816)
11/23/09	Colombian Peso 13,574,303,631	United States Dollar 7,122,814	(348,083)
11/23/09	Mexican Peso 146,852,000	United States Dollar 11,328,114	(233,661)
11/23/09	Norwegian Krone 70,861,300	Euro 8,466,105	(92,213)
11/25/09	Indian Rupee 194,300,000	United States Dollar 4,045,388	88,508
11/30/09	Australian Dollar 5,954,800	United States Dollar 5,481,864	(135,160)
11/30/09	Indonesian Rupiah 48,730,000,000	United States Dollar 5,027,339	51,348
11/30/09	Indonesian Rupiah 40,402,000,000	United States Dollar 4,244,799	(34,065)
11/30/09	Norwegian Krone 47,010,000	Euro 5,637,569	(94,201)
11/30/09	Serbian Dinar 313,210,000	Euro 3,328,480	(576)
12/2/09	Brazilian Real 10,916,009	United States Dollar 6,177,008	(16,106)
12/4/09	Indian Rupee 306,080,000	United States Dollar 6,512,340	(2,294)
12/11/09	Zambian Kwacha 11,856,500,000	United States Dollar 2,226,573	309,741
12/21/09	Indian Rupee 193,900,000	United States Dollar 4,235,474	(113,724)
12/21/09	Zambian Kwacha 11,950,000,000	United States Dollar 2,212,963	336,619
1/13/10	Indonesian Rupiah 55,064,550,000	United States Dollar 5,836,200	(128,255)
1/14/10	Indian Rupee 551,810,000	United States Dollar 11,912,997	(192,723)
1/21/10	Serbian Dinar 485,700,000	Euro 5,109,942	(13,955)
1/27/10	Zambian Kwacha 11,959,337,900	United States Dollar 2,199,216	329,216
4/13/10	Ghanaian Cedi 6,220,000	United States Dollar 3,918,110	138,382
4/13/10	Ghanaian Cedi 66,150	United States Dollar 41,809	1,332
5/26/10	Zambian Kwacha 13,174,300,000	United States Dollar 2,226,893	445,980
5/27/10	Zambian Kwacha 12,099,250,000	United States Dollar 2,041,723	412,260
7/20/10	Ukraine Hryvna 44,684,900	United States Dollar 4,446,259	$316,817
7/21/10	Ukraine Hryvna 43,991,900	United States Dollar 4,443,626	243,137
7/23/10	Ukraine Hryvna 44,107,800	United States Dollar 4,455,333	238,886
9/3/10	Ukraine Hryvna 29,770,000	United States Dollar 2,658,036	447,929
9/28/10	Zambian Kwacha 9,769,300,000	United States Dollar 1,855,518	46,830
6/15/11	China Renminbi 77,900,000	United States Dollar 11,785,174	196,644
6/15/11	China Renminbi 36,900,000	United States Dollar 5,586,677	88,921

			$2,411,856

At October 31, 2009, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $211,619 and a payable of $56,782.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/09	53 Euro-Bobl	Short	$(8,987,338)	$(9,018,070)	$(30,732)
12/09	43 Euro-Bund	Short	(7,675,695)	(7,713,952)	(38,257)
12/09	21 Japan 10 Year Bond	Short	(32,319,143)	(32,192,301)	126,842
12/09	12 U.S. 30 Year Treasury Bond	Short	(1,428,989)	(1,441,875)	(12,886)
12/09	189 U.S. 5 Year Treasury Note	Short	(21,816,910)	(22,009,641)	(192,731)
12/09	43 U.S. 10 Year Treasury Note	Short	(5,021,443)	(5,100,203)	(78,760)

					$(226,524)

Euro Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

33

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Japan 10 Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps

Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

JPMorgan Chase Bank	BRL 86,633	Pay	Brazil Interbank Deposit Rate	9.67%	1/03/11	$(291,880)

$(291,880)

BRL - Brazalian Real

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Brazil	JPMorgan Chase Bank	$8,400	5.25%	11/20/09	0.36%	$224,939

Colombia	Credit Suisse First Boston	8,800	4.90	11/20/09	0.96	216,886

Iceland	Barclays Bank PLC	5,000	1.70	3/20/18	3.22	(471,012)

Iceland	Credit Suisse First Boston	5,000	1.70	3/20/18	3.22	(471,012)

Iceland	JPMorgan Chase Bank	6,600	1.75	3/20/18	3.22	(600,452)

Iceland	JPMorgan Chase Bank	4,000	1.90	3/20/18	3.22	(325,212)

Iceland	JPMorgan Chase Bank	5,000	2.10	3/20/23	3.07	(399,248)

Iceland	JPMorgan Chase Bank	5,000	2.45	3/20/23	3.07	(248,514)

Kazakhstan	Barclays Bank PLC	7,600	9.75	11/20/09	0.82	377,313

						$(1,696,312)

Credit Default Swaps — Buy Protection

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate**		Date	(Depreciation)

Austria	Barclays Bank PLC	$8,800	0.44%		12/20/13	$22,145

Austria	Barclays Bank PLC	3,700	1.42		3/20/14	(143,853)

Brazil	Barclays Bank PLC	9,000	1.65		9/20/19	(67,095)

Greece	Credit Suisse First Boston	20,000	0.20		6/20/20	2,173,174

Greece	Goldman Sachs, Inc.	35,000	0.29		6/20/15	2,001,203

Greece	JPMorgan Chase Bank	20,000	0.13		9/20/17	1,799,720

Italy	Credit Suisse First Boston	18,200	0.20		12/20/16	672,243

Lebanon	Citigroup Global Markets	5,500	1.00	(1)	12/20/14	(43,675)

Lebanon	Citigroup Global Markets	4,600	3.30		9/20/14	(150,749)

Malaysia	Bank of America	3,900	0.83		12/20/14	21,300

Malaysia	Barclays Bank PLC	7,800	0.82		12/20/14	45,503

Malaysia	Barclays Bank PLC	7,400	2.40		3/20/14	(499,533)

Malaysia	Citigroup Global Markets	7,300	2.45		3/20/14	(508,518)
Philippines	Barclays Bank PLC	8,000	1.84		12/20/14	$(23,722)

Philippines	Citigroup Global Markets	3,800	1.84		12/20/14	(11,268)

Philippines	Citigroup Global Markets	5,000	1.88		6/20/11	(62,795)

Philippines	Credit Suisse First Boston	5,000	1.88		6/20/11	(62,795)

Philippines	JPMorgan Chase Bank	5,000	1.88		6/20/11	(62,795)

Serbia	HSBC Bank USA	7,000	1.30		5/20/11	221,179

South Africa	Bank of America	6,300	1.00	(1)	12/20/19	(12,027)

South Africa	Barclays Bank PLC	6,300	1.00	(1)	12/20/19	(56,452)

Thailand	Barclays Bank PLC	7,500	0.97		9/20/19	123,834

Thailand	Citigroup Global Markets	7,700	0.86		12/20/14	84,992

Thailand	Citigroup Global Markets	3,700	0.95		9/20/19	67,167

Thailand	JPMorgan Chase Bank	3,900	0.87		12/20/14	41,169

Turkey	Barclays Bank PLC	4,170	2.12		1/20/13	(105,557)

Turkey	Citigroup Global Markets	9,400	2.93		9/20/19	(601,369)

Turkey	Credit Suisse First Boston	4,120	2.11		1/20/13	(102,894)

Turkey	Credit Suisse First Boston	5,000	2.87		7/20/11	(193,405)

Turkey	JPMorgan Chase Bank	12,610	2.12		1/20/13	(319,203)

Turkey	JPMorgan Chase Bank	10,000	3.16		4/20/10	(127,870)

Turkey	Morgan Stanley	5,000	4.05		4/06/14	(480,934)

						$3,637,120

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2009, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $55,400,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

34

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Total Return Swaps

					Net
	Notional	Expiration			Unrealized
Counterparty	Amount	Date	Portfolio Pays	Portfolio Receives	Depreciation

JPMorgan Chase Bank	$2,400,621	8/25/10	1-Month USD LIBOR-BBA+50 bp	Total Return on JPMorgan Abu Dhabi Index	$(70,997)

					$(70,997)

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency				Net
	Received)	Delivered)	Floating	Fixed	Termination	Unrealized
Counterparty	(000’s omitted)	(000’s omitted)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 4,000	$2,475	3 Month USD-LIBOR-BBA	11.95%	2/15/12	$(565,569)

Citigroup Global Markets	TRY 8,441	$5,091	3 Month USD-LIBOR-BBA	12.10	2/15/12	(1,339,865)

Citigroup Global Markets	TRY 12,367	$7,361	3 Month USD-LIBOR-BBA	12.46	8/14/13	(1,683,569)

Credit Suisse	TRY 6,790	$3,922	3 Month USD-LIBOR-BBA	12.45	2/15/12	(1,246,359)

JPMorgan Chase Bank	TRY 13,609	$9,252	3 Month USD-LIBOR-BBA	11.20	5/21/14	(389,302)

						$(5,224,664)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Written currency call options activity for the year ended October 31, 2009 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	—	$—
Options written	JPY 4,078,000	522,711

Outstanding, end of year	JPY 4,078,000	$522,711

JPY - Japanese Yen

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

In the normal course of pursuing its investment objectives, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio may enter into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio may enter into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities.

Foreign Exchange Risk: The Portfolio holds foreign currency denominated investments. The value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge the currency risk of investments it anticipates purchasing. The Portfolio may also purchase or write currency option contracts to enhance return.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio may enter into interest rate and cross-currency swap contracts. The Portfolio may also purchase and sell U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2009, the fair value of derivatives with credit-related contingent features in a net liability position was $3,712,570. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $7,140,292 at October 31, 2009.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange

35

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk was $15,330,605, representing the fair value of such derivatives in an asset position. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2009, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $11,113,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2009 was as follows:

	Fair Value
Statement of Assets and			Foreign	Interest
Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$—	$566,526	$—
Net unrealized appreciation	—	—	—	126,842	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	6,671,312	—
Receivable for open swap contracts	8,092,767	—	—	—

Total Asset Derivatives	$8,092,767	$—	$7,237,838	$126,842

Written options outstanding, at value	$—	$—	$(213,391)	$—
Net unrealized appreciation	—	—	—	(353,366	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(4,053,957)	—
Payable for open swap contracts	(6,151,959)	(70,997)	—	(5,516,544)

Total Liability Derivatives	$(6,151,959)	$(70,997)	$(4,267,348)	$(5,869,910)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure for the six months ended October 31, 2009 was as follows:

			Foreign
Statement of Operations Caption	Credit	Equity	Exchange	Interest Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(159,120)	$—
Financial futures contracts	—	—	—	2,021,689
Written options	—	—	—	—
Swap contracts	146,540	1,004,865	—	(88,302)
Foreign currency and forward foreign currency exchange contract transactions	—	—	3,347,885	—

Total	$146,540	$1,004,865	$3,188,765	$1,933,387

Change in unrealized appreciation (depreciation) —
Investments	$—	$—	$(159,409)	$—
Financial futures contracts	—	—	—	(1,702,750)
Written options		—	272,054	—
Swap contracts	2,251,649	(155,005)	—	(3,552,815)
Foreign currency and forward foreign currency exchange contracts	—	—	3,794,889	—

Total	$2,251,649	$(155,005)	$3,907,534	$(5,255,565)

The average notional amounts of futures contracts, forward foreign currency exchange contracts, and swap contracts outstanding during the six months ended October 31, 2009, which are indicative of the volume of these derivative types, were approximately $95,138,000, $337,333,000, and $341,867,412, respectively. The average principal amount of purchased option contracts outstanding during the six months ended October 31, 2009 was approximately $36,053,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each

36

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$116,324,861	$2,353,740	$118,678,601
Foreign Corporate Bonds & Notes	—	10,052,479	—	10,052,479
Corporate Bonds & Notes	—	1,646,193	—	1,646,193
Collateralized Mortgage Obligations	—	104,625,479	—	104,625,479
Mortgage Pass-Throughs	—	687,056,210	—	687,056,210
Commercial Mortgage-Backed Securities	—	35,259,106	—	35,259,106
U.S. Government Agency Bonds	—	5,563,135		5,563,135
U.S. Treasury Obligations	—	2,081,485	—	2,081,485
Common Stocks	—	4,364,717	—	4,364,717
Investment Companies	489,202	—	—	489,202
Currency Options Purchased	—	566,526	—	566,526
Short-Term Investments	64,189,485	359,854,951	—	424,044,436

Total Investments	$64,678,687	$1,327,395,142	$2,353,740	$1,394,427,569

Forward Foreign Currency Exchange Contracts	$—	$6,671,312	$—	$6,671,312
Swaps Contracts	—	8,092,767	—	8,092,767
Futures Contracts	126,842	—	—	126,842

Total	$64,805,529	$1,342,159,221	$2,353,740	$1,409,318,490

Liability Description

Currency Options Written	$—	$(213,391)	$—	$(213,391)
Forward Foreign Currency Exchange Contracts	—	(4,053,957)	—	(4,053,957)
Swaps Contracts	—	(11,739,500)	—	(11,739,500)
Futures Contracts	(353,366)	—	—	(353,366)
Securities Sold Short	—	(40,556,114)	—	(40,556,114)

Total	$(353,366)	$(56,562,962)	$—	$(56,916,328)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

37

Global Macro Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Investments in
	Foreign	Investments in
	Government	Short-Term
	Bonds	Investments	Total

Balance as of October 31, 2008	$5,728,740	$5,083,165	$10,811,905
Realized gains (losses)	—	(783,393)	(783,393)
Change in net unrealized appreciation (depreciation)*	(1,058,120)	227,260	(830,860)
Net purchases (sales)	—	(4,527,032)	(4,527,032)
Accrued discount (premium)	(5,605)	—	(5,605)
Net transfers to (from) Level 3	(2,311,275)	—	(2,311,275)

Balance as of October 31, 2009	$2,353,740	$—	$2,353,740

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(654,608)	$—	$(654,608)

*	Amount is included in the related amount on investments in the Statement of Operations.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 23, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

38

Global Macro Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Global Macro Portfolio:
We have audited the accompanying statement of assets and liabilities of Global Macro Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, and all prior periods presented, were audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2009

39

Eaton Vance Global Macro Absolute Return Fund as of October 31, 2009
Global Macro Portfolio

SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

Eaton Vance Global Macro Absolute Return Fund

The Fund held a joint Special Meeting of Shareholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Fund may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the shareholders:

Number of Shares
For	Against	Abstain

5,965,875	101,029	128,960

Global Macro Portfolio

The Portfolio held a joint Special Meeting of Interestholders on October 23, 2009 (adjourned from September 25, 2009) to approve an amendment to the current fundamental investment restriction regarding the purchase or sale of physical commodities and commodities contracts to provide that the Portfolio may invest in all types of commodities, commodities contracts and commodities related investments to the extent permitted by law. The following action was taken by the interestholders:

Interest in the Portfolio
For	Against	Abstain

79%	5%	6%

Results are rounded to the nearest whole number.

40

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

41

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement between Eaton Vance Global Macro Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement for Global Macro Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio, including recent changes to such personnel. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management. The Board noted that, under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

42

Eaton Vance Global Macro Absolute Return Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

43

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

44

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

45

Eaton Vance Global Macro Absolute Return Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Eric Stein 4/18/80	Vice President of the Portfolio	Since 2008	Vice President of EVM and BMR. Officer of 1 registered investment company managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at eatonvance.com or by calling 1-800-262-1122.

46

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Investment Adviser of Global Macro Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Global Macro Absolute Return Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Macro Absolute Return Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3041-12/09	GMSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED DIVIDEND INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Aamer Khan, CFA
Co-Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.

Thomas H. Luster, CFA
Co-Portfolio Manager
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

Judith A. Saryan, CFA
Co-Portfolio Manager
•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%.[1] In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund posted a gain for the 12-month period ending October 31, 2009, significantly outperforming its benchmark, the Russell 1000 Value Index (the Index). This outperformance was the combined result of favorable sector allocation and solid security selection, with the Fund’s underrepresentation versus the Index in energy and health care sectors making contributions, along with rewarding stock selection in both these sectors, as well as in materials.

•	Conversely, inopportune security selection within pockets of the financials, information technology and consumer discretionary sectors were the biggest detractors from the Fund’s relative performance. In particular, the Fund underperformed the Index with some of its selections in the capital markets, computers/peripherals, and hotels/restaurants/leisure industries.

•	Consistent with its objective of achieving after-tax total return consisting mainly of tax-favored dividend income and capital appreciation, the Fund was invested primarily in common and preferred stocks that generated a relatively high level of qualified dividend income during the period. For the 12 months ending October 31, 2009, the Fund had approximately 16% of its total assets in preferred stocks. Within the common stock portion of the portfolio, the Fund maintained a

Total Return Performance
10/31/08 - 10/31/09

Class A2	10.49%
Class B2	9.57
Class C2	9.57
Class I2	10.63
Russell 1000 Value Index[1]	4.78
Lipper Equity Income Funds Average[1]	9.29
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
near-market weighting in energy and an overweighting in utilities, both sectors that tend to represent significant numbers of dividend-paying stocks.

•	Beginning with the February 2009 distribution, the Fund’s monthly distribution rate was reduced from $0.066 to 0.0462 per share. The adjustment to the monthly distribution rate reflects the reduced amount of dividend income the Fund expects to receive due to the impact of the ongoing financial crisis on corporate dividend rates and the increased costs of implementing the Fund’s dividend capture strategy. Since its inception, the Fund has increased its monthly distribution rate eight times and made one special distribution. At the current distribution level, the Fund’s monthly distribution equates to a rate that is higher than it was on the Fund’s inception date of May 30, 2003. As portfolio and market conditions change, the rate of distributions on the Fund’s shares may change as well.

•	As always, we thank you for your continued confidence and participation in the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Fund Composition
Top 10 Holdings1

By net assets

Johnson & Johnson	3.1%
Nestle SA	3.1
Exxon Mobil Corp.	2.9
Schering-Plough Corp.	2.8
McDonald’s Corp.	2.8
BP PLC ADR	2.7
Sanofi-Aventis SA	2.6
Diamond Offshore Drilling, Inc.	2.4
Canadian National Railway Co.	2.2
ENI SpA	2.2

[1]	Top 10 Holdings represented 26.8% of the Fund’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Fund’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Russell 1000 Value Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class B of the Fund commenced investment operations on 5/30/03.

A $10,000 hypothetical investment at net asset value in Class A shares and Class C shares on 5/30/03 (commencement of operations) and Class I shares on 8/27/07 (commencement of operations) would have been valued at $12,870 ($12,130 including the maximum applicable sales charge), $12,272 and $7,500, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EADIX	EBDIX	ECDIX	EIDIX

Average Annual Total Returns (at net asset value)
One Year	10.49%	9.57%	9.57%	10.63%
Five Years	1.41	0.65	0.65	N.A.
Life of Fund†	4.00	3.24	3.24	-12.36

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.12%	4.57%	8.57%	10.63%
Five Years	0.21	0.34	0.65	N.A.
Life of Fund†	3.05	3.24	3.24	-12.36

†	Inception Dates — Class A, Class B and Class C: 5/30/03; Class I: 8/27/07

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.15%	1.90%	1.90%	0.90%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.49%	1.41%	4.00%
Return After Taxes on Distributions	8.74	0.39	3.08
Return After Taxes on Distributions and Sale of Fund Shares	7.66	1.18	3.43
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.12%	0.21%	3.05%
Return After Taxes on Distributions	2.47	-0.79	2.13
Return After Taxes on Distributions and Sale of Fund Shares	3.47	0.16	2.59
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	9.57%	0.65%	3.24%
Return After Taxes on Distributions	8.01	-0.24	2.43
Return After Taxes on Distributions and Sale of Fund Shares	6.98	0.55	2.77
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	8.57%	0.65%	3.24%
Return After Taxes on Distributions	7.01	-0.24	2.43
Return After Taxes on Distributions and Sale of Fund Shares	6.33	0.55	2.77

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	9.57%	0.65%	3.24%
Return After Taxes on Distributions	8.00	-0.24	2.43
Return After Taxes on Distributions and Sale of Fund Shares	6.98	0.55	2.77
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.57%	0.34%	3.24%
Return After Taxes on Distributions	3.00	-0.56	2.43
Return After Taxes on Distributions and Sale of Fund Shares	3.73	0.28	2.77
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	10.63%	-12.36%
Return After Taxes on Distributions	8.83	-13.19
Return After Taxes on Distributions and Sale of Fund Shares	7.78	-10.27
Class A, Class B and Class C commenced investment operations on 5/30/03. Class I commenced investment operations on 8/27/07. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Dividend Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,224.70	$6.79
Class B	$1,000.00	$1,220.80	$10.97
Class C	$1,000.00	$1,219.20	$10.96
Class I	$1,000.00	$1,226.20	$5.22

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$6.16
Class B	$1,000.00	$1,015.30	$9.96
Class C	$1,000.00	$1,015.30	$9.96
Class I	$1,000.00	$1,020.50	$4.74

*	Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares and 0.93% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009.

5

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 82.4%

Security	Shares	Value

Aerospace & Defense — 0.7%

General Dynamics Corp.	141,458	$8,869,417

		$8,869,417

Beverages — 2.1%

Diageo PLC ADR	400,000	$26,008,000

		$26,008,000

Capital Markets — 3.1%

Bank of New York Mellon Corp. (The)	185,000	$4,932,100
Goldman Sachs Group, Inc.	80,000	13,613,600
Northern Trust Corp.	400,000	20,100,000

		$38,645,700

Chemicals — 0.5%

Terra Industries, Inc.	175,000	$5,559,750

		$5,559,750

Commercial Banks — 1.5%

Banco Santander Brasil SA ADR(1)	300,000	$3,558,000
U.S. Bancorp	623,421	14,475,836

		$18,033,836

Commercial Services & Supplies — 0.8%

Waste Management, Inc.	350,000	$10,458,000

		$10,458,000

Computers & Peripherals — 2.0%

International Business Machines Corp.	200,000	$24,122,000

		$24,122,000

Construction Materials — 1.1%

Lafarge SA	160,000	$12,987,182

		$12,987,182

Diversified Telecommunication Services — 7.1%

AT&T, Inc.	810,625	$20,808,744
CenturyTel, Inc.	300,000	9,738,000
France Telecom SA	830,000	20,566,391
Koninklijke KPN NV	1,000,000	18,138,737
Windstream Corp.	1,950,000	18,798,000

		$88,049,872

Electric Utilities — 3.6%

Edison International	200,000	$6,364,000
Enel SpA	2,800,000	16,660,867
Fortum Oyj	850,000	20,118,514
Scottish and Southern Energy PLC	88,182	1,556,388

		$44,699,769

Electrical Equipment — 0.4%

ABB, Ltd.	250,000	$4,650,336

		$4,650,336

Energy Equipment & Services — 3.7%

Diamond Offshore Drilling, Inc.	310,000	$29,527,500
Schlumberger, Ltd.	250,000	15,550,000

		$45,077,500

Food & Staples Retailing — 1.7%

Wal-Mart Stores, Inc.	298,769	$14,842,844
Wesfarmers, Ltd.	269,092	6,714,745

		$21,557,589

Food Products — 3.1%

Nestle SA	818,000	$38,038,275

		$38,038,275

Hotels, Restaurants & Leisure — 2.8%

McDonald’s Corp.	590,000	$34,579,900

		$34,579,900

Household Durables — 0.6%

Whirlpool Corp.	100,000	$7,159,000

		$7,159,000

Insurance — 2.6%

MetLife, Inc.	575,000	$19,567,250
Prudential Financial, Inc.	275,000	12,438,250

		$32,005,500

See notes to financial statements

6

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Metals & Mining — 2.3%

BHP Billiton, Ltd. ADR	150,000	$9,837,000
Southern Copper Corp.	600,000	18,900,000

		$28,737,000

Multi-Utilities — 3.9%

CMS Energy Corp.	875,000	$11,637,500
DTE Energy Co.	300,000	11,094,000
GDF Suez	298,790	12,491,648
PG&E Corp.	300,000	12,267,000

		$47,490,148

Oil, Gas & Consumable Fuels — 14.6%

BP PLC ADR	580,000	$32,839,600
Chevron Corp.	327,000	25,028,580
ENI SpA	1,080,000	26,748,129
Exxon Mobil Corp.	500,000	35,835,000
Marathon Oil Corp.	400,000	12,788,000
Royal Dutch Shell PLC, Class A	650,000	19,190,294
Total SA	250,000	14,960,075
Total SA ADR	200,000	12,014,000

		$179,403,678

Personal Products — 0.9%

Avon Products, Inc.	330,000	$10,576,500

		$10,576,500

Pharmaceuticals — 9.5%

Abbott Laboratories	235,000	$11,883,950
Johnson & Johnson	650,000	38,382,500
Sanofi-Aventis SA	435,000	31,886,466
Schering-Plough Corp.	1,235,375	34,837,575

		$116,990,491

Real Estate Investment Trusts (REITs) — 1.8%

Annaly Capital Management, Inc.	1,300,000	$21,983,000

		$21,983,000

Road & Rail — 3.3%

Canadian National Railway Co.	570,000	$27,496,800
Union Pacific Corp.	230,000	12,682,200

		$40,179,000

Semiconductors & Semiconductor Equipment — 1.8%

Analog Devices, Inc.	875,000	$22,426,250

		$22,426,250

Specialty Retail — 2.5%

Buckle, Inc. (The)	330,000	$9,903,300
Home Depot, Inc.	843,696	21,168,333

		$31,071,633

Textiles, Apparel & Luxury Goods — 0.7%

VF Corp.	125,000	$8,880,000

		$8,880,000

Tobacco — 1.7%

Philip Morris International, Inc.	450,000	$21,312,000

		$21,312,000

Wireless Telecommunication Services — 2.0%

Vodafone Group PLC	11,200,000	$24,682,859

		$24,682,859

Total Common Stocks
(identified cost $871,191,624)		$1,014,234,185

Preferred Stocks — 15.5%

Security	Shares	Value

Capital Markets — 0.7%

Morgan Stanley, 4.00%(2)	440,000	$8,404,000

		$8,404,000

Commercial Banks — 6.6%

Abbey National Capital Trust I, 8.963%(2)	1,750	$1,750,023
ABN AMRO North America Capital Funding Trust, 6.968%(2)(3)	4,000	2,110,000
BBVA International SA Unipersonal, 5.919%(2)	3,500	2,811,371
Credit Agricole SA/London, 6.637%(2)(3)	10,400	8,608,850
DB Capital Funding VIII, 6.375%	85,410	1,828,628
DB Contingent Capital Trust II, 6.55%	160,000	3,265,600
HSBC Capital Funding LP, 10.176%(2)(3)	3,250	4,018,664
JPMorgan Chase & Co., 7.90%(2)	16,000	16,143,280
Landsbanki Islands HF, 7.431%(2)(3)(4)	14,750	8,850

See notes to financial statements

7

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks (continued)

Lloyds Banking Group PLC, 6.657%(2)(3)	114	$7,729,668
PNC Financial Services Group, Inc., Series F, 9.875%(2)	270,000	7,492,500
Royal Bank of Scotland Group PLC, 7.64%(2)	115	5,716,408
Santander Finance Unipersonal, 10.50%	112,694	3,083,308
Standard Chartered PLC, 6.409%(2)(3)	103	8,314,871
Wells Fargo & Co., 7.50%	5,350	4,788,250
Wells Fargo & Co., 7.98%(2)	3,400	3,234,726

		$80,904,997

Diversified Financial Services — 3.2%

American Express Co., 6.80%(2)	2,406	$2,156,428
Auction Pass-Through Trust 2006-5B - USB H, 0.00%(2)(3)	40	1,000
Auction Pass-Through Trust 2006-6B - USB H, 0.00%(2)(3)	40	1,000
Bank of America Corp., 6.25%	92,900	1,630,395
Bank of America Corp., 6.70%	387,350	7,150,481
CoBank, ACB, 11.00%(3)	300,000	14,015,640
General Electric Capital Corp., 6.375%(2)	1,094	982,500
Preferred Pass-Through Trust, 2006-A GS, Class A, 5.876%(2)(3)	70	14,185,318

		$40,122,762

Electric Utilities — 0.2%

Entergy Arkansas, Inc., 6.45%	47,500	$1,007,893
Southern California Edison Co., 6.00%	15,000	1,297,500

		$2,305,393

Food Products — 0.1%

Ocean Spray Cranberries, Inc., 6.25%(3)	13,250	$844,688

		$844,688

Insurance — 3.6%

Aegon NV, 6.375%	205,000	$3,403,000
Arch Capital Group, Ltd., Series A, 8.00%	185,500	4,489,100
Arch Capital Group, Ltd., Series B, 7.875%	26,500	627,520
AXA SA, 6.463%(2)(3)	5,000	4,315,595
Endurance Specialty Holdings, Ltd., 7.75%	181,550	3,975,945
ING Capital Funding Trust III, 8.439%(2)	11,750	10,408,867
MetLife, Inc., 6.50%	350,000	7,605,500
PartnerRe, Ltd., 6.50%	52,000	1,118,000
PartnerRe, Ltd., 6.75%	139,700	3,091,561
RAM Holdings, Ltd., Series A, 7.50%(2)	5,000	250,312
RenaissanceRe Holdings, Ltd., 6.08%	82,000	1,535,040
RenaissanceRe Holdings, Ltd., 6.60%	175,000	3,606,750

		$44,427,190

Oil, Gas & Consumable Fuels — 0.5%

Kinder Morgan GP, Inc., 8.33%(2)(3)	7,000	$6,525,750

		$6,525,750

Real Estate Investment Trusts (REITs) — 0.6%

AMB Property Corp., 6.75%	29,900	$612,651
Duke Realty Corp., 6.95%	120,000	2,299,200
Health Care Property, Inc., 7.10%	150,000	3,180,000
ProLogis Trust, 6.75%	29,300	578,675
PS Business Parks, Inc., 7.95%	26,000	621,400

		$7,291,926

Total Preferred Stocks
(identified cost $233,481,228)		$190,826,706

Corporate Bonds & Notes — 1.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 0.6%

Capital One Capital V, 10.25%, 8/15/39	$6,000	$6,864,930

		$6,864,930

Retail-Food and Drug — 1.0%

CVS Caremark Corp., 6.302%, 6/1/37(2)	$15,000	$12,907,335

		$12,907,335

Total Corporate Bonds & Notes
(identified cost $18,440,210)		$19,772,265

See notes to financial statements

8

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 1.4%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(5)	$17,810	$17,810,297

Total Short-Term Investments
(identified cost $17,810,297)		$17,810,297

Total Investments — 100.9%
(identified cost $1,140,923,359)		$1,242,643,453

Other Assets, Less Liabilities — (0.9)%		$(11,289,431)

Net Assets — 100.0%		$1,231,354,022

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $70,679,894 or 5.7% of the Fund’s net assets.

(4)	Defaulted security.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

Country Concentration

	Percentage
Country	of Net Assets	Value

United States	77.6%	$955,442,250
France	7.5	92,891,762
United Kingdom	3.7	45,429,541
Italy	3.5	43,408,996
Switzerland	3.5	42,688,611
Finland	1.6	20,118,514
Netherlands	1.5	18,138,737
Australia	0.6	6,714,745

Long-Term Investments	99.5%	$1,224,833,156
Short-Term Investments		$17,810,297

Total Investments		$1,242,643,453

See notes to financial statements

9

Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,123,113,062)	$1,224,833,156
Affiliated investment, at value (identified cost, $17,810,297)	17,810,297
Cash	632,000
Receivable for Fund shares sold	2,980,970
Dividends and interest receivable	2,437,653
Receivable for investments sold	6,400,572
Tax reclaims receivable	2,782,465

Total assets	$1,257,877,113

Liabilities

Payable for investments purchased	$20,462,638
Payable for Fund shares redeemed	4,015,020
Payable to affiliates:
Investment adviser fee	714,102
Administration fee	161,079
Distribution and service fees	619,182
Trustees’ fees	4,208
Accrued expenses	546,862

Total liabilities	$26,523,091

Net Assets	$1,231,354,022

Sources of Net Assets

Paid-in capital	$1,768,810,443
Accumulated net realized loss	(643,678,737)
Accumulated undistributed net investment income	4,350,806
Net unrealized appreciation	101,871,510

Total	$1,231,354,022

Class A Shares

Net Assets	$670,391,777
Shares Outstanding	74,104,205
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.05
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.60

Class B Shares

Net Assets	$89,245,022
Shares Outstanding	9,886,154
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.03

Class C Shares

Net Assets	$451,077,839
Shares Outstanding	49,959,561
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.03

Class I Shares

Net Assets	$20,639,384
Shares Outstanding	2,280,035
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.05

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $4,288,869)	$84,466,888
Interest	1,113,102
Interest income allocated from affiliated investment	206,352
Expenses allocated from affiliated investment	(128,743)

Total investment income	$85,657,599

Expenses

Investment adviser fee	$6,984,160
Administration fee	1,694,993
Distribution and service fees
Class A	1,568,901
Class B	850,384
Class C	4,133,645
Trustees’ fees and expenses	48,377
Custodian fee	465,033
Transfer and dividend disbursing agent fees	1,133,182
Legal and accounting services	62,663
Printing and postage	189,979
Registration fees	74,747
Miscellaneous	67,244

Total expenses	$17,273,308

Deduct —
Reduction of custodian fee	17

Total expense reductions	$17

Net expenses	$17,273,291

Net investment income	$68,384,308

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(252,965,712)
Foreign currency transactions	129,710

Net realized loss	$(252,836,002)

Change in unrealized appreciation (depreciation) —
Investments	$291,101,452
Foreign currency	348,430

Net change in unrealized appreciation (depreciation)	$291,449,882

Net realized and unrealized gain	$38,613,880

Net increase in net assets from operations	$106,998,188

See notes to financial statements

10

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$68,384,308	$120,279,637
Net realized loss from investment and foreign currency transactions	(252,836,002)	(345,703,307)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	291,449,882	(498,383,853)

Net increase (decrease) in net assets from operations	$106,998,188	$(723,807,523)

Distributions to shareholders —
From net investment income
Class A	$(46,780,231)	$(63,970,171)
Class B	(5,783,393)	(8,505,890)
Class C	(27,937,044)	(38,497,628)
Class I	(294,140)	(64,070)

Total distributions to shareholders	$(80,794,808)	$(111,037,759)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$198,868,435	$266,401,511
Class B	11,922,386	16,020,877
Class C	91,736,031	130,221,388
Class I	20,005,688	2,375,343
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	31,702,195	43,709,066
Class B	3,644,144	5,316,986
Class C	15,726,285	21,289,921
Class I	189,276	40,804
Cost of shares redeemed
Class A	(256,529,212)	(327,279,717)
Class B	(20,640,613)	(31,280,249)
Class C	(122,515,325)	(161,997,125)
Class I	(1,416,174)	(424,363)
Net asset value of shares exchanged
Class A	4,351,537	5,783,728
Class B	(4,351,537)	(5,783,728)

Net decrease in net assets from Fund share transactions	$(27,306,884)	$(35,605,558)

Net decrease in net assets	$(1,103,504)	$(870,450,840)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$1,232,457,526	$2,102,908,366

At end of year	$1,231,354,022	$1,232,457,526

Accumulated undistributed net investment income included in net assets

At end of year	$4,350,806	$16,914,325

See notes to financial statements

11

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,					Year Ended April 30,
				Period Ended
	2009	2008	2007	October 31, 2006(1)		2006		2005

Net asset value — Beginning of period	$8.830	$14.520	$13.400	$12.990		$11.820		$10.640

Income (Loss) From Operations

Net investment income(2)	$0.523	$0.862	$0.810	$0.239		$0.922		$0.743
Net realized and unrealized gain (loss)	0.311	(5.751)	1.080	0.534		0.889		0.989

Total income (loss) from operations	$0.834	$(4.889)	$1.890	$0.773		$1.811		$1.732

Less Distributions

From net investment income	$(0.614)	$(0.801)	$(0.770)	$(0.363)		$(0.641)		$(0.552)

Total distributions	$(0.614)	$(0.801)	$(0.770)	$(0.363)		$(0.641)		$(0.552)

Net asset value — End of period	$9.050	$8.830	$14.520	$13.400		$12.990		$11.820

Total Return(3)	10.49%	(35.08)%	14.47%	6.14	%(4)	15.78%		16.54%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$670,392	$673,782	$1,141,383	$659,950		$452,785		$215,759
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.21%	1.15%	1.14%	1.19	%(7)	1.21	%(6)	1.25	%(6)
Net investment income	6.38%	7.00%	5.72%	3.69	%(7)	7.49%		6.46%
Portfolio Turnover	101%	181%	139%	46	%(4)	247%		162%

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% and 0.01%, of average daily net assets for the years ended April 30, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would have been lower.

(7)	Annualized.

See notes to financial statements

12

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,					Year Ended April 30,
				Period Ended
	2009	2008	2007	October 31, 2006(1)		2006		2005

Net asset value — Beginning of period	$8.820	$14.490	$13.370	$12.960		$11.790		$10.630

Income (Loss) From Operations

Net investment income(2)	$0.463	$0.772	$0.716	$0.200		$0.801		$0.648
Net realized and unrealized gain (loss)	0.300	(5.736)	1.064	0.526		0.919		0.986

Total income (loss) from operations	$0.763	$(4.964)	$1.780	$0.726		$1.720		$1.634

Less Distributions

From net investment income	$(0.553)	$(0.706)	$(0.660)	$(0.316)		$(0.550)		$(0.474)

Total distributions	$(0.553)	$(0.706)	$(0.660)	$(0.316)		$(0.550)		$(0.474)

Net asset value — End of period	$9.030	$8.820	$14.490	$13.370		$12.960		$11.790

Total Return(3)	9.57%	(35.51)%	13.62%	5.76	%(7)	14.97%		15.57%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$89,245	$97,996	$181,741	$143,731		$120,272		$79,871
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.96%	1.90%	1.89%	1.94	%(6)	1.96	%(5)	2.00	%(5)
Net investment income	5.67%	6.26%	5.08%	3.11	%(6)	6.53%		5.65%
Portfolio Turnover	101%	181%	139%	46	%(7)	247%		162%

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% and 0.01% of average daily net assets for the years ended April 30, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would have been lower.

(6)	Annualized.

(7)	Not annualized.

See notes to financial statements

13

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,					Year Ended April 30,
				Period Ended
	2009	2008	2007	October 31, 2006(1)		2006		2005

Net asset value — Beginning of period	$8.820	$14.500	$13.370	$12.960		$11.800		$10.630

Income (Loss) From Operations

Net investment income(2)	$0.460	$0.769	$0.704	$0.192		$0.817		$0.653
Net realized and unrealized gain (loss)	0.303	(5.742)	1.086	0.534		0.893		0.991

Total income (loss) from operations	$0.763	$(4.973)	$1.790	$0.726		$1.710		$1.644

Less Distributions

From net investment income	$(0.553)	$(0.707)	$(0.660)	$(0.316)		$(0.550)		$(0.474)

Total distributions	$(0.553)	$(0.707)	$(0.660)	$(0.316)		$(0.550)		$(0.474)

Net asset value — End of period	$9.030	$8.820	$14.500	$13.370		$12.960		$11.800

Total Return(3)	9.57%	(35.51)%	13.63%	5.76	%(4)	14.87%		15.66%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$451,078	$458,907	$779,330	$490,056		$350,758		$185,303
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.96%	1.90%	1.89%	1.94	%(7)	1.96	%(6)	2.00	%(6)
Net investment income	5.63%	6.25%	4.98%	2.98	%(7)	6.65%		5.69%
Portfolio Turnover	101%	181%	139%	46	%(4)	247%		162%

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% and 0.01%, of average daily net assets for the years ended April 30, 2006 and 2005, respectively). Absent this waiver and/or subsidy, total return would have been lower.

(7)	Annualized.

See notes to financial statements

14

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
			Period Ended
	2009	2008	October 31, 2007(1)

Net asset value – Beginning of period	$8.840	$14.530	$14.100

Income (Loss) From Operations

Net investment income(2)	$0.479	$0.681	$0.054
Net realized and unrealized gain (loss)	0.365	(5.538)	0.514

Total income (loss) from operations	$0.844	$(4.857)	$0.568

Less Distributions

From net investment income	$(0.634)	$(0.833)	$(0.138)

Total distributions	$(0.634)	$(0.833)	$(0.138)

Net asset value – End of period	$9.050	$8.840	$14.530

Total Return(3)	10.63%	(34.84)%	4.04	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,639	$1,773	$453
Ratios (as a percentage of average daily net assets):
Expenses(4)	0.94%	0.90%	0.89	%(5)
Net investment income	5.71%	5.95%	2.06	%(5)
Portfolio Turnover	101%	181%	139	%(6)

(1)	For the period from the start of business, August 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Annualized.

(6)	Not annualized.

See notes to financial statements

15

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Dividend Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for

16

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $628,426,598 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($252,492), October 31, 2012 ($2,039,433), October 31, 2013 ($4,586,180), October 31, 2014 ($31,957,656), October 31, 2015 ($6,082,839), October 31, 2016 ($324,890,175) and October 31, 2017 ($258,617,823).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the

17

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$80,794,808	$111,037,759

During the year ended October 31, 2009, accumulated net realized loss was decreased by $153,019 and accumulated undistributed net investment income was decreased by $153,019 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(628,426,598)
Undistributed ordinary income	$ 4,564,079
Net unrealized appreciation	$ 86,406,098

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investment in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2.5 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s investment adviser fee. For the year ended October 31, 2009, the Fund’s investment adviser fee totaled $7,106,855 of which $122,695 was allocated from Cash Management and $6,984,160 was paid or accrued directly by the Fund. For the year ended October 31, 2009, the Fund’s investment adviser fee, including the portion allocated from Cash Management, was 0.63% of the Fund’s average daily net assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $1,694,993. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $53,849 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $210,354 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a

18

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $1,568,901 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $637,788 and $3,100,233 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,712,000 and $46,162,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $212,596 and $1,033,412 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $50,000, $266,000 and $57,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,120,496,299 and $1,138,870,676, respectively, for the year ended October 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund and classes). Transactions in Fund shares were as follows:

19

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class A	2009	2008

Sales	24,861,105	21,673,137
Issued to shareholders electing to receive payments of distributions in Fund shares	3,891,387	3,604,769
Redemptions	(31,476,909)	(28,062,001)
Exchange from Class B shares	550,078	480,151

Net decrease	(2,174,339)	(2,303,944)

	Year Ended October 31,
Class B	2009	2008

Sales	1,464,264	1,295,321
Issued to shareholders electing to receive payments of distributions in Fund shares	448,849	438,744
Redemptions	(2,592,258)	(2,674,975)
Exchange to Class A shares	(551,246)	(481,183)

Net decrease	(1,230,391)	(1,422,093)

	Year Ended October 31,
Class C	2009	2008

Sales	11,264,316	10,566,813
Issued to shareholders electing to receive payments of distributions in Fund shares	1,934,627	1,761,020
Redemptions	(15,283,577)	(14,041,253)

Net decrease	(2,084,634)	(1,713,420)

	Year Ended October 31,
Class I	2009	2008

Sales	2,227,604	206,676
Issued to shareholders electing to receive payments of distributions in Fund shares	22,893	3,693
Redemptions	(170,974)	(41,076)

Net increase	2,079,523	169,293

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,156,388,771

Gross unrealized appreciation	$146,142,708
Gross unrealized depreciation	(59,888,026)

Net unrealized appreciation	$86,254,682

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

20

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$81,690,533	$—		$—	$81,690,533
Consumer Staples	72,739,344	44,753,020		—	117,492,364
Energy	163,582,680	60,898,498		—	224,481,178
Financials	110,668,036	—		—	110,668,036
Health Care	85,104,025	31,886,466		—	116,990,491
Industrials	59,506,417	4,650,336		—	64,156,753
Information Technology	46,548,250	—		—	46,548,250
Materials	34,296,750	12,987,182		—	47,283,932
Telecommunication Services	49,344,744	63,387,987		—	112,732,731
Utilities	41,362,500	50,827,417		—	92,189,917

Total Common Stocks	$744,843,279	$269,390,906	*	$—	$1,014,234,185

Preferred Stocks
Consumer Staples	$—	$844,688		$—	$844,688
Energy	—	6,525,750		—	6,525,750
Financials	74,387,504	106,763,371		—	181,150,875
Utilities	1,297,500	1,007,893		—	2,305,393

Total Preferred Stocks	$75,685,004	$115,141,702		$—	$190,826,706

Corporate Bonds & Notes	$—	$19,772,265		$—	$19,772,265
Short-Term Investments	17,810,297	—		—	17,810,297

Total Investments	$838,338,580	$404,304,873		$—	$1,242,643,453

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

21

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Dividend Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Dividend Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Dividend Income Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2009

22

Eaton Vance Tax-Managed Dividend Income Fund  as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $82,069,808 or up to the maximum amount of such dividend allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15.0%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 38.53% qualifies for the corporate dividends received deduction.

23

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

24

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Dividend Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, including recent changes to such personnel. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stock. In particular, the Board evaluated the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

25

Eaton Vance Tax-Managed Dividend Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that, under the circumstances, the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees (including administrative fees) and total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund.

26

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

27

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

28

Eaton Vance Tax-Managed Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

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Investment Adviser and Administrator of
Eaton Vance Tax-Managed Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

Eaton Vance Tax-Managed Dividend Income Fund
Two International Place
Boston, MA 02110
*FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1857-12/09	TMDISRC

EatonVance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	International equity markets experienced a dramatic turnaround during the 12 months ending October 31, 2009. As the period began late last fall, global equities were already in the midst of a dramatic free fall, dragged lower by the failure or near-collapse of several major financial institutions struggling under the enormous weight of troubled assets. On the verge of illiquidity, the credit markets virtually ceased operating, worldwide economic activity ground to a near standstill, and anxious equity investors stayed on the sidelines. At the beginning of the second quarter, however, equity markets began a rally in response to indications that the concerted global effort by world banks to alleviate the credit crisis and stimulate economic growth was succeeding. The volatile period finished on a decidedly positive note, with many market indexes for European, U.S. and Asian equities posting solid annual gains.
Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	Although economic conditions across much of the world remained challenging at period end, signs continued to accumulate for an improvement in outlook. Recently, the International Monetary Fund (IMF) raised its forecasts for world growth for the remainder of 2009 and into 2010. The countries of continental Europe, particularly France and Germany, were poised for positive growth and indicators of business sentiment have been rising. The United Kingdom, assisted by an expansive monetary policy by the Bank of England and a sharply depreciated currency, continued to show signs of economic stabilization. Japan, where the strong yen has been complicating the country’s rebound by discouraging its exports, recently elected the Democratic Party of Japan (DJP) political party to power, ending decades of long dominance of the Liberal Democratic Party in politics. It remains to be seen what changes the DJP will push and whether those changes will be positive from an economic standpoint.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	Against this backdrop, the Fund[1] underperformed its benchmark, the MSCI Europe, Australasia, Far East Index (the MSCI EAFE Index) for the year ending October 31, 2009.[2] The initial phase of the 2009 bull market was largely driven by the return of risk appetite - investors looking to capitalize on lower-quality companies, including those under financial stress, resulting in a boost for small-cap stocks. The Fund’s lack of exposure to these low-quality stocks, as well as its large-cap focus, led to its underperformance early in the rally. Overall, positive stock selection led to Fund returns more closely tracking the MSCI EAFE Index since April, although not enough to offset underperformance in March and April.
•	The financials sector was the biggest factor in the Fund’s relative underperformance. Financials accounted for approximately one quarter of the MSCI EAFE Index’s weight and contributed the most to its returns. However, the Fund was underweighted in the sector all year, which hurt performance. Stock selection also detracted, especially the Fund’s investments in the consumer finance industry. An underweighting to materials and an overweighting to health care further dampened the Fund’s performance relative to the MSCI EAFE Index. Conversely, the Fund’s stock selection in the energy sector added to relative returns.

Total Return Performance
10/31/08-10/31/09
Class A3	16.22%
Class B3	15.41
Class C3	15.40
Class I3	16.69
MSCI EAFE Index[2]	27.71
Lipper International Large-Cap Core Funds Average[2]	23.97
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests in a separately registered investment company, Tax- Managed International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Despite the second half rally elsewhere in the world, Japan was the worst performing market for the year (performance based on U.S. dollars). The Fund was underweighted in Japanese stocks, which aided its performance, as all Japanese sectors did poorly, underperforming the overall MSCI EAFE Index.
•	Emerging markets enjoyed a strong year, with some economies proving more resilient to the financial crisis and global recession than anticipated. Asian economies, mostly led by global trade, were poised to improve in the second half of 2009. In Latin America, Mexico seemed likely to track the U.S. in an economic recovery, while Brazil proved more resilient to external shocks. After an initial paring back late in 2008, the Fund’s weighting in emerging markets increased over the year, which — along with stock selection — was a big contributor to performance.
•	Our investment philosophy and process remain consistent: investing in a diversified portfolio of foreign equity securities with favorable growth prospects, competitive positions and strong balance sheets. As we have experienced in prior recoveries, we believe market leadership will continue to rotate from high-risk, low-quality companies to high-quality companies that can deliver revenue growth as the economic recovery matures.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Global Allocation1
By net assets

[1]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

Top 10 Holdings[2]
By net assets

Banco Santander Central Hispano SA	4.2%
Nestle SA	3.3
Total SA	3.2
Novartis AG	3.2
British American Tobacco PLC	2.9
Mitsui & Co., Ltd.	2.7
DBS Group Holdings, Ltd.	2.6
Petroleo Brasileiro SA ADR	2.5
Telefonica SA	2.3
BOC Hong Kong Holdings, Ltd.	2.2

[2]	Top 10 Holdings represented 29.1% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI EAFE Index, a broad-based, unmanaged market index of international stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 4/22/98.
A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/99 and Class I shares on 9/2/08 (commencement of operations) would have been valued at $6,914, $6,924, and $7,647, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign witholding taxes.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETIGX	EMIGX	ECIGX	EITIX
Average Annual Total Returns (at net asset value)
One Year	16.22%	15.41%	15.40%	16.69%
Five Years	4.95	4.16	4.19	N.A.
Ten Years	-2.88	-3.62	-3.61	N.A.
Life of Fund†	-0.83	-1.59	-1.59	-20.62
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	9.52%	10.41%	14.40%	16.69%
Five Years	3.72	3.82	4.19	N.A.
Ten Years	-3.45	-3.62	-3.61	N.A.
Life of Fund†	-1.34	-1.59	-1.59	-20.62

†	Inception Dates — Class A, Class B and Class C: 4/22/98; Class 1:9/2/08

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A and Class I shares are subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I
Expense Ratio	1.54%	2.29%	2.29%	1.23%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	16.22%	4.95%	-2.88%
Return After Taxes on Distributions	16.50	5.07	-2.81
Return After Taxes on Distributions and Sale of Fund Shares	11.41	4.55	-2.24
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	9.52%	3.72%	-3.45%
Return After Taxes on Distributions	9.79	3.83	-3.38
Return After Taxes on Distributions and Sale of Fund Shares	7.01	3.47	-2.71
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	15.40%	4.19%	-3.61%
Return After Taxes on Distributions	15.92	4.35	-3.49
Return After Taxes on Distributions and Sale of Fund Shares	10.69	3.84	-2.84
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	14.40%	4.19%	-3.61%
Return After Taxes on Distributions	14.92	4.35	-3.49
Return After Taxes on Distributions and Sale of Fund Shares	10.04	3.84	-2.84

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	15.41%	4.16%	-3.62%
Return After Taxes on Distributions	16.02	4.34	-3.50
Return After Taxes on Distributions and Sale of Fund Shares	10.59	3.79	-2.87
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	10.41%	3.82%	-3.62%
Return After Taxes on Distributions	11.02	4.00	-3.50
Return After Taxes on Distributions and Sale of Fund Shares	7.34	3.49	-2.87
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	16.69%	-20.62%
Return After Taxes on Distributions	16.90	-19.04
Return After Taxes on Distributions and Sale of Fund Shares	11.79	-15.94
Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. Class I commenced investment operations on 9/2/08. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

4

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,313.00	$9.97
Class B	$1,000.00	$1,307.90	$14.31
Class C	$1,000.00	$1,308.20	$14.31
Class I	$1,000.00	$1,315.00	$8.58

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.60	$8.69
Class B	$1,000.00	$1,012.80	$12.48
Class C	$1,000.00	$1,012.80	$12.48
Class I	$1,000.00	$1,017.80	$7.48

*	Expenses are equal to the Fund’s annualized expense ratio of 1.71% for Class A shares, 2.46% for Class B shares, 2.46% for Class C shares and 1.47% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $95,376,333)	$108,919,523
Receivable for Fund shares sold	396,907

Total assets	$109,316,430

Liabilities

Payable for Fund shares redeemed	$277,276
Payable to affiliates:
Distribution and service fees	45,038
Trustees’ fees	41
Accrued expenses	82,749

Total liabilities	$405,104

Net Assets	$108,911,326

Sources of Net Assets

Paid-in capital	$233,936,030
Accumulated net realized loss from Portfolio	(140,178,404)
Accumulated undistributed net investment income	1,610,510
Net unrealized appreciation from Portfolio	13,543,190

Total	$108,911,326

Class A

Net Assets	$76,284,262
Shares Outstanding	8,868,663
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.60
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.12

Class B

Net Assets	$5,774,925
Shares Outstanding	700,408
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.25

Class C

Net Assets	$25,598,900
Shares Outstanding	3,139,922
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.15

Class I

Net Assets	$1,253,239
Shares Outstanding	145,686
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $390,310)	$3,541,642
Interest allocated from Portfolio	20,260
Miscellaneous income	22,290
Expenses allocated from Portfolio	(1,178,313)

Total investment income from Portfolio	$2,405,879

Expenses

Distribution and service fees
Class A	$184,336
Class B	67,492
Class C	243,830
Trustees’ fees and expenses	499
Custodian fee	25,500
Transfer and dividend disbursing agent fees	214,040
Legal and accounting services	20,209
Printing and postage	47,386
Registration fees	64,244
Miscellaneous	10,495

Total expenses	$878,031

Net investment income	$1,527,848

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(37,942,120)
Foreign currency transactions	(157,462)

Net realized loss	$(38,099,582)

Change in unrealized appreciation (depreciation) —
Investments	$48,844,304
Foreign currency	41,745

Net change in unrealized appreciation (depreciation)	$48,886,049

Net realized and unrealized gain	$10,786,467

Net increase in net assets from operations	$12,314,315

See notes to financial statements

6

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$1,527,848	$2,951,363
Net realized loss from investment and foreign currency transactions	(38,099,582)	(13,527,367)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	48,886,049	(118,220,525)

Net increase (decrease) in net assets from operations	$12,314,315	$(128,796,529)

Distributions to shareholders —
From net investment income
Class A	$(1,462,834)	$(1,638,403)
Class B	—	(142,946)
Class C	(147,336)	(386,213)
Class I	(8,498)	—

Total distributions to shareholders	$(1,618,668)	$(2,167,562)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$19,378,245	$88,104,539
Class B	254,281	2,799,005
Class C	3,997,793	19,258,675
Class I	1,068,049	101,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,186,409	1,230,841
Class B	—	122,626
Class C	116,488	289,863
Class I	2,143	—
Cost of shares redeemed
Class A	(46,310,751)	(42,415,388)
Class B	(2,232,289)	(5,061,456)
Class C	(10,656,508)	(12,433,464)
Class I	(25,107)	—
Net asset value of shares exchanged
Class A	2,444,150	7,815,265
Class B	(2,444,150)	(7,815,265)
Redemption fees	1,736	20,656

Net increase (decrease) in net assets from Fund share transactions	$(33,219,511)	$52,016,897

Net decrease in net assets	$(22,523,864)	$(78,947,194)

Net Assets

At beginning of year	$131,435,190	$210,382,384

At end of year	$108,911,326	$131,435,190

Accumulated undistributed net investment income included in net assets

At end of year	$1,610,510	$1,866,358

See notes to financial statements

7

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009		2008	2007		2006	2005

Net asset value — Beginning of year	$7.530		$14.970	$11.080		$8.670	$7.080

Income (Loss) From Operations

Net investment income(1)	$0.121		$0.205	$0.266	(2)	$0.082	$0.056
Net realized and unrealized gain (loss)	1.078		(7.470)	3.731		2.403	1.534

Total income (loss) from operations	$1.199		$(7.265)	$3.997		$2.485	$1.590

Less Distributions

From net investment income	$(0.129)		$(0.176)	$(0.107)		$(0.075)	$—

Total distributions	$(0.129)		$(0.176)	$(0.107)		$(0.075)	$—

Redemption fees(1)	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.600		$7.530	$14.970		$11.080	$8.670

Total Return(4)	16.22%		(49.06)%	36.35%		28.85%	22.46%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$76,284		$92,173	$125,311		$59,486	$29,634
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.73	%(7)	1.54%	1.57%		1.67%	1.89%
Net investment income	1.67%		1.67%	2.12	%(2)	0.81%	0.70%
Portfolio Turnover of the Portfolio	57%		34%	23%		25%	39%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.132 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.07%.

(3)	Amount represents less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See notes to financial statements

8

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009		2008	2007		2006	2005

Net asset value — Beginning of year	$7.140		$14.200	$10.510		$8.230	$6.770

Income (Loss) From Operations

Net investment income (loss)(1)	$0.066		$0.098	$0.132	(2)	$0.008	$(0.004)
Net realized and unrealized gain (loss)	1.044		(7.094)	3.573		2.281	1.464

Total income (loss) from operations	$1.110		$(6.996)	$3.705		$2.289	$1.460

Less Distributions

From net investment income	$—		$(0.065)	$(0.015)		$(0.009)	$—

Total distributions	$—		$(0.065)	$(0.015)		$(0.009)	$—

Redemption fees(1)	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.250		$7.140	$14.200		$10.510	$8.230

Total Return(4)	15.41%		(49.47)%	35.29%		27.83%	21.56%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,775		$9,717	$31,892		$29,214	$27,861
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.49	%(7)	2.29%	2.32%		2.42%	2.64%
Net investment income (loss)	0.95%		0.82%	1.12	%(2)	0.08%	(0.05)%
Portfolio Turnover of the Portfolio	57%		34%	23%		25%	39%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.097 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.29%.

(3)	Amount represents less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See notes to financial statements

9

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009		2008	2007		2006	2005

Net asset value — Beginning of year	$7.100		$14.150	$10.500		$8.220	$6.760

Income (Loss) From Operations

Net investment income (loss)(1)	$0.063		$0.105	$0.156	(2)	$0.009	$(0.004)
Net realized and unrealized gain (loss)	1.024		(7.060)	3.536		2.287	1.464

Total income (loss) from operations	$1.087		$(6.955)	$3.692		$2.296	$1.460

Less Distributions

From net investment income	$(0.037)		$(0.096)	$(0.042)		$(0.016)	$—

Total distributions	$(0.037)		$(0.096)	$(0.042)		$(0.016)	$—

Redemption fees(1)	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)	$0.000 (3)

Net asset value — End of year	$8.150		$7.100	$14.150		$10.500	$8.220

Total Return(4)	15.40%		(49.46)%	35.27%		27.96%	21.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,599		$29,444	$53,180		$28,225	$18,647
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.48	%(7)	2.29%	2.32%		2.42%	2.64%
Net investment income (loss)	0.91%		0.90%	1.32	%(2)	0.09%	(0.06)%
Portfolio Turnover of the Portfolio	57%		34%	23%		25%	39%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.119 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)	Amount represents less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See notes to financial statements

10

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended		Period Ended
	October 31, 2009		October 31, 2008(1)

Net asset value — Beginning of period	$7.530		$11.490

Income (Loss) From Operations

Net investment income(2)	$0.157		$0.003
Net realized and unrealized gain (loss)	1.072		(3.963)

Total income (loss) from operations	$1.229		$(3.960)

Less Distributions

From net investment income	$(0.159)		$—

Total distributions	$(0.159)		$—

Redemption fees(2)	$0.000	(3)	$0.000	(3)

Net asset value — End of period	$8.600		$7.530

Total Return(4)	16.69%		(34.46	)%(9)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,253		$101
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.48	%(7)	1.23	%(8)
Net investment income	2.11%		0.25	%(8)
Portfolio Turnover of the Portfolio	57%		34	%(10)

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

(10)	Not annualized.

See notes to financial statements

11

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (56.3% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $138,466,695 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($49,131,487), October 31, 2011 ($39,935,051), October 31, 2016 ($12,569,600) and October 31, 2017 ($36,830,557).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$1,618,668	$2,167,562

During the year ended October 31, 2009, accumulated net realized loss was decreased by $16,209,078, accumulated undistributed net investment income was decreased by $165,028, and paid-capital was decreased by $16,044,050 due to differences between book and tax accounting, primarily for foreign currency loss and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,610,510
Capital loss carryforward	$(138,466,695)
Net unrealized appreciation	$11,831,481

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $12,251 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,683 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of

13

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $184,336 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $50,619 and $182,872 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,097,000 and $10,087,000 respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $16,873 and $60,958 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $4,000, $19,000 and $9,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $19,285,871 and $55,449,499, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	2,687,830	6,958,032
Issued to shareholders electing to receive payments of distributions in Fund shares	160,978	88,677
Redemptions	(6,577,758)	(3,807,459)
Exchange from Class B shares	353,303	632,372

Net increase (decrease)	(3,375,647)	3,871,622

	Year Ended October 31,
Class B	2009	2008

Sales	36,402	222,383
Issued to shareholders electing to receive payments of distributions in Fund shares	—	9,248
Redemptions	(327,623)	(452,290)
Exchange to Class A shares	(368,486)	(664,400)

Net decrease	(659,707)	(885,059)

14

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class C	2009	2008

Sales	596,400	1,596,250
Issued to shareholders electing to receive payments of distributions in Fund shares	16,594	22,009
Redemptions	(1,620,856)	(1,229,102)

Net increase (decrease)	(1,007,862)	389,157

	Year Ended	Period Ended
Class I	October 31, 2009	October 31, 2008(1)

Sales	135,553	13,403
Issued to shareholders electing to receive payments of distributions in Fund shares	292	—
Redemptions	(3,562)	—

Net increase	132,283	13,403

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.

For the years ended October 31, 2009 and October 31, 2008, the Fund received $1,736 and $20,656, respectively, in redemption fees.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 16, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and the Shareholders of Eaton Vance Tax-Managed
International Equity Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2009

16

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $3,788,439 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund designates a foreign tax credit of $390,310 and recognizes foreign source income of $3,931,952.

17

Tax-Managed International Equity Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.3%

Security	Shares	Value

Automobiles — 2.8%

Fiat SpA(1)	62,000	$923,041
Honda Motor Co., Ltd.	73,000	2,254,726
Toyota Motor Corp.	55,500	2,190,970

		$5,368,737

Beverages — 3.4%

Central European Distribution Corp.(1)	83,800	$2,607,018
Fomento Economico Mexicano SA de CV ADR	90,300	3,910,893

		$6,517,911

Building Products — 1.3%

Wienerberger AG(1)	142,800	$2,579,630

		$2,579,630

Capital Markets — 0.4%

3i Group PLC	195,000	$839,310

		$839,310

Chemicals — 1.4%

Agrium, Inc.	56,640	$2,659,248

		$2,659,248

Commercial Banks — 19.6%

Banco Santander Central Hispano SA	510,000	$8,207,060
Barclays PLC(1)	777,000	4,072,306
BOC Hong Kong Holdings, Ltd.	1,829,000	4,200,911
Credit Agricole SA	55,500	1,063,112
DBS Group Holdings, Ltd.	543,000	4,972,561
Intesa Sanpaolo SpA(1)	917,000	3,859,179
KBC Groep NV(1)	73,900	3,163,429
Mitsubishi UFJ Financial Group, Inc.	294,000	1,565,962
National Bank of Greece SA(1)	112,200	4,102,073
Societe Generale	29,300	1,946,102
Turkiye Is Bankasi	234,000	886,234

		$38,038,929

Computers & Peripherals — 0.7%

Toshiba Corp.(1)	240,000	$1,371,683

		$1,371,683

Construction & Engineering — 0.8%

Vinci SA	29,000	$1,513,454

		$1,513,454

Consumer Finance — 0.9%

ORIX Corp.	28,000	$1,808,654

		$1,808,654

Diversified Telecommunication Services — 5.2%

France Telecom SA ADR	130,200	$3,283,644
Koninklijke KPN NV	127,200	2,307,247
Telefonica SA	157,100	4,387,255

		$9,978,146

Electric Utilities — 1.2%

E.ON AG	58,020	$2,223,612

		$2,223,612

Electrical Equipment — 1.3%

ABB, Ltd. ADR	130,900	$2,425,577

		$2,425,577

Electronic Equipment, Instruments & Components — 2.5%

FUJIFILM Holdings Corp.	99,000	$2,814,498
Hon Hai Precision Industry Co., Ltd.	529,000	2,072,002

		$4,886,500

Energy Equipment & Services — 1.5%

OAO TMK GDR	105,019	$1,897,156
Tenaris SA ADR	28,300	1,008,046

		$2,905,202

Food Products — 6.0%

Cosan, Ltd., Class A(1)	181,100	$1,206,126
Nestle SA	138,600	6,445,116
Unilever PLC	133,000	3,973,473

		$11,624,715

Health Care Equipment & Supplies — 0.5%

Mindray Medical International, Ltd. ADR	30,400	$934,192

		$934,192

See notes to financial statements

18

Tax-Managed International Equity Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.0%

Carnival PLC	33,200	$1,029,242
Melco Crown Entertainment, Ltd. ADR(1)	176,000	872,960

		$1,902,202

Household Durables — 1.6%

Desarrolladora Homex SA de CV ADR(1)	57,200	$2,034,032
Fisher & Paykel Appliances Holdings, Ltd.	141,879	67,191
LG Electronics, Inc.	11,000	1,022,565

		$3,123,788

Industrial Conglomerates — 3.3%

Cookson Group PLC(1)	382,000	$2,279,455
Keppel Corp., Ltd.	714,700	4,107,444

		$6,386,899

Insurance — 5.2%

Aegon NV(1)	439,800	$3,125,852
Aviva PLC	156,700	979,868
AXA SA	143,900	3,578,821
Zurich Financial Services AG	10,300	2,358,622

		$10,043,163

Media — 0.9%

Central European Media Enterprises, Ltd., Class A(1)	72,900	$1,832,706

		$1,832,706

Metals & Mining — 7.4%

Anglo American PLC ADR(1)	117,400	$2,124,940
ArcelorMittal	51,200	1,741,824
Rio Tinto PLC ADR	12,000	2,136,360
Sterlite Industries India, Ltd. ADR	224,700	3,543,519
Thompson Creek Metals Co., Inc.(1)	167,000	1,700,060
Vale SA ADR	130,900	3,023,790

		$14,270,493

Multi-Utilities — 3.1%

National Grid PLC	224,000	$2,218,910
RWE AG	43,000	3,771,653

		$5,990,563

Multiline Retail — 0.5%

Marks & Spencer Group PLC	165,000	$924,139

		$924,139

Office Electronics — 1.0%

Canon, Inc.	52,000	$1,960,547

		$1,960,547

Oil, Gas & Consumable Fuels — 9.0%

KazMunaiGas Exploration Production GDR	47,300	$1,115,691
LUKOIL OAO ADR	54,500	3,182,800
OMV AG	23,800	980,771
Petroleo Brasileiro SA ADR	119,300	4,786,316
StatoilHydro ASA	45,000	1,060,388
Total SA	105,000	6,283,232

		$17,409,198

Pharmaceuticals — 6.8%

AstraZeneca PLC ADR	34,900	$1,567,359
GlaxoSmithKline PLC ADR	84,700	3,486,252
Novartis AG	117,200	6,103,091
Sanofi-Aventis	28,100	2,059,793

		$13,216,495

Road & Rail — 0.6%

All America Latina Logistica SA (Units)	165,000	$1,216,706

		$1,216,706

Semiconductors & Semiconductor Equipment — 0.5%

United Microelectronics Corp. ADR(1)	287,000	$944,230

		$944,230

Specialty Retail — 0.5%

Kingfisher PLC	270,000	$986,878

		$986,878

Tobacco — 2.9%

British American Tobacco PLC	176,000	$5,608,405

		$5,608,405

See notes to financial statements

19

Tax-Managed International Equity Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Trading Companies & Distributors — 2.7%

Mitsui & Co., Ltd.	396,000	$5,200,644

		$5,200,644

Wireless Telecommunication Services — 2.8%

MTN Group, Ltd.	102,000	$1,518,702
Turkcell Iletisim Hizmetleri AS ADR	240,000	3,943,200

		$5,461,902

Total Common Stocks
(identified cost $160,802,139)		$192,154,458

Short-Term Investments — 0.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$212	$212,475

Total Short-Term Investments
(identified cost $212,475)		$212,475

Total Investments — 99.4%
(identified cost $161,014,614)		$192,366,933

Other Assets, Less Liabilities — 0.6%		$1,240,937

Net Assets — 100.0%		$193,607,870

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United Kingdom	16.7%	$32,226,897
France	10.2	19,728,158
Japan	9.9	19,167,684
Switzerland	9.0	17,332,406
Spain	6.5	12,594,315
Brazil	5.3	10,232,938
Singapore	4.7	9,080,005
Netherlands	3.7	7,174,923
Germany	3.1	5,995,265
Mexico	3.1	5,944,925
Italy	3.0	5,790,266
Russia	2.6	5,079,956
Hong Kong	2.6	5,073,871
Turkey	2.5	4,829,434
Canada	2.3	4,359,308
Greece	2.1	4,102,073
Austria	1.8	3,560,401
India	1.8	3,543,519
Belgium	1.7	3,163,429
Taiwan	1.6	3,016,232
Poland	1.3	2,607,018
Czech Republic	0.9	1,832,706
South Africa	0.8	1,518,702
Kazakhstan	0.6	1,115,691
Norway	0.5	1,060,388
South Korea	0.5	1,022,565
China	0.5	934,192
United States	0.1	212,475
New Zealand	0.0	67,191

Total Investments	99.4%	$192,366,933

See notes to financial statements

20

Tax-Managed International Equity Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $160,802,139)	$192,154,458
Affiliated investment, at value (identified cost, $212,475)	212,475
Foreign currency, at value (identified cost, $8,236)	8,203
Dividends receivable	284,231
Receivable for investments sold	804,387
Tax reclaims receivable	638,110

Total assets	$194,101,864

Liabilities

Payable for investments purchased	$227,695
Payable to affiliates:
Investment adviser fee	173,881
Trustees’ fees	647
Accrued expenses	91,771

Total liabilities	$493,994

Net Assets applicable to investors’ interest in Portfolio	$193,607,870

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$162,194,771
Net unrealized appreciation	31,413,099

Total	$193,607,870

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $717,072)	$6,469,279
Interest income allocated from affiliated investment	35,546
Expenses allocated from affiliated investment	(14,049)

Total investment income	$6,490,776

Expenses

Investment adviser fee	$1,898,119
Trustees’ fees and expenses	8,790
Custodian fee	159,561
Legal and accounting services	36,004
Miscellaneous	9,352

Total expenses	$2,111,826

Deduct —
Waiver of investment adviser fee	$310
Reduction of custodian fee	3

Total expense reductions	$313

Net expenses	$2,111,513

Net investment income	$4,379,263

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(56,733,009)
Foreign currency transactions	(282,463)

Net realized loss	$(57,015,472)

Change in unrealized appreciation (depreciation) —
Investments	$77,821,526
Foreign currency	76,171

Net change in unrealized appreciation (depreciation)	$77,897,697

Net realized and unrealized gain	$20,882,225

Net increase in net assets from operations	$25,261,488

See notes to financial statements

21

Tax-Managed International Equity Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$4,379,263	$7,564,683
Net realized loss from investment and foreign currency transactions	(57,015,472)	(18,002,627)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	77,897,697	(205,817,811)

Net increase (decrease) in net assets from operations	$25,261,488	$(216,255,755)

Capital transactions —
Contributions	$22,585,063	$112,879,082
Withdrawals	(81,218,538)	(61,316,483)

Net increase (decrease) in net assets from capital transactions	$(58,633,475)	$51,562,599

Net decrease in net assets	$(33,371,987)	$(164,693,156)

Net Assets

At beginning of year	$226,979,857	$391,673,013

At end of year	$193,607,870	$226,979,857

See notes to financial statements

22

Tax-Managed International Equity Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009		2008	2007		2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.12	%(2)	1.09%	1.10%		1.12%	1.16%
Net investment income	2.30%		2.08%	2.51	%(3)	1.38%	1.42%
Portfolio Turnover	57%		34%	23%		25%	39%

Total Return	16.92%		(48.82)%	36.97%		29.54%	23.36%

Net assets, end of year (000’s omitted)	$193,608		$226,980	$391,673		$228,277	$151,601

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser.

(3)	Includes a dividend resulting from a corporate action equal to 0.96% of average daily net assets.

See notes to financial statements

23

Tax-Managed International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 56.3% and 43.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

24

Tax-Managed International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $1,911,530 of which $13,411 was allocated from Cash Management and $1,898,119 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 1.00% of the Portfolio’s average daily net assets. BMR has also

25

Tax-Managed International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2009, BMR waived $310 of its adviser fee. Eagle, in turn, waived $310 of its sub-advisory fee.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $106,281,328 and $148,659,116, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$161,449,158

Gross unrealized appreciation	$37,346,147
Gross unrealized depreciation	(6,428,372)

Net unrealized appreciation	$30,917,775

The net unrealized appreciation on foreign currency at October 31, 2009 on federal income tax basis was $60,780.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

26

Tax-Managed International Equity Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Priced in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$4,739,698	$9,398,753		$—	$14,138,451
Consumer Staples	7,724,037	16,026,994		—	23,751,031
Energy	11,990,009	8,324,391		—	20,314,400
Financials	—	50,730,057		—	50,730,057
Health Care	5,987,803	8,162,883		—	14,150,686
Industrials	2,425,577	16,897,333		—	19,322,910
Information Technology	944,230	8,218,730		—	9,162,960
Materials	16,929,741	—		—	16,929,741
Telecommunication Services	7,226,844	8,213,204		—	15,440,048
Utilities	—	8,214,174		—	8,214,174

Total Common Stocks	$57,967,939	$134,186,519	*	$—	$192,154,458

Short-Term Investments	$212,475	$—		$—	$212,475

Total Investments	$58,180,414	$134,186,519		$—	$192,366,933

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 16, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Tax-Managed International Equity Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed International Equity Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2009

28

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed International Equity Portfolio, the portfolio in which Eaton Vance Tax-Managed International Equity Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”) including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing international equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

30

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Eagle” refers to Eagle Global Advisors, L.L.C., “EVD” refers to Eaton Vance Distributors, Inc., and “Parametric” refers to Parametric Portfolio Associates LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

32

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 7/5/60	Vice President of the Portfolio	Since 2004	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Thomas N. Hunt, III 11/6/64	Vice President of the Portfolio	Since 2004	Senior Partner at Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer 82 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed International Equity Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

038-12/09	IGSRC

EatonVance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

Miscellaneous
Income
1099-MISC

1301-12-09_TMMCCSRC

Annual Report October 31, 2009 EATON VANCE TAX-MANAGED MID-CAP CORE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
William O. Bell IV, CFA
Co-Portfolio Manager
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.
William R. Hackney, III, CFA
Co-Portfolio Manager
•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%. In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	For the year ending October 31, 2009, each of the 10 sectors in the S&P MidCap 400 Index (the Index) registered positive absolute returns. The information technology sector posted the strongest gains, reflecting the strong balance sheets of many IT companies and the fact that the sector was an early beneficiary of an economic recovery. The consumer discretionary sector also performed well, as consumer confidence gradually improved. The financials sector was the worst-performing sector, the only one not posting a double-digit increase for the year.
•	The Fund[2] posted positive returns for the year, although it underperformed both the Index and its Lipper peer group. The Fund’s holdings in the consumer discretionary sector detracted the most from relative returns. Although the sector performed well for the Index, stock selection in the hotels, restaurants and leisure group and diversified consumer services underperformed comparable holdings in the Index. In addition, the Fund held no stocks in

Total Return Performance
10/31/08 - 10/31/09

Class A3	17.15%
Class B3	16.42
Class C3	16.44
S&P MidCap 400 Index[1]	18.18
Lipper Mid-Cap Core Funds Average[1]	17.52
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Mid-Cap Core Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
the internet and catalog retailing industry, the best-performing component of the consumer discretionary sector. In the industrials sector, Fund selection in machinery stocks, as well as construction & engineering restrained relative performance.
•	On the positive side, the energy sector provided the greatest boost to Fund performance, with both an overweighted allocation and individual stocks contributing to returns. Financial stocks also made a significant contribution to returns, particularly Fund holdings in capital markets. The Fund’s selectivity in electric and gas utilities stocks made further contributions.
•	As of October 31, 2009, the Fund’s holdings were broadly diversified across nine of the 10 economic sectors of the Index. (The Fund had no exposure to the telecommunication services sector, which represented less than 1% of the market capitalization of the Index.) In making investment decisions, the portfolio managers use a combination of growth and value disciplines, emphasizing seasoned, higher-quality companies whose stocks are considered to trade at attractive valuations relative to earnings or cash flow per share.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Affiliated Managers Group, Inc.	2.9%
IDEX Corp.	2.5
ANSYS, Inc.	2.4
National Fuel Gas Co.	2.3
AMETEK, Inc.	2.3
Mettler-Toledo International, Inc.	2.2
Health Care REIT, Inc.	2.2
Jacobs Engineering Group, Inc.	2.1
Newfield Exploration Co.	2.1
DENTSPLY International, Inc.	2.1

[1]	Top 10 Holdings represented 23.1% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

2	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P MidCap 400 Index, a broad-based, unmanaged index commonly used as a measure of U.S. mid-cap stock performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P MidCap 400 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Class A	Class B	Class C
Share Class Symbol	EXMCX	EBMCX	ECMCX

Average Annual Total Returns (at net asset value)
One Year	17.15%	16.42%	16.44%
Five Years	3.20	2.46	2.44
Life of Fund†	3.68	2.93	2.92
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.47%	11.42%	15.44%
Five Years	1.98	2.10	2.44
Life of Fund†	2.88	2.93	2.92

†	Inception Dates — Class A, Class B, and Class C: 3/4/02

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.66%	2.41%	2.41%
Net Expense Ratio	1.60	2.35	2.35

[2]	Source: Prospectus dated 3/1/09. Net expense ratio reflects a contractual expense reimbursement that continues through April 30, 2010. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this reimbursement, expenses would be higher.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02. Index returns are available only as of month end.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $12,477 and $12,466, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	17.15%	3.20%	3.68%
Return After Taxes on Distributions	17.15	2.82	3.43
Return After Taxes on Distributions and Sale of Fund Shares	11.15	2.80	3.22
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	10.47%	1.98%	2.88%
Return After Taxes on Distributions	10.47	1.60	2.63
Return After Taxes on Distributions and Sale of Fund Shares	6.80	1.75	2.52
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.44%	2.44%	2.92%
Return After Taxes on Distributions	16.44	2.04	2.66
Return After Taxes on Distributions and Sale of Fund Shares	10.68	2.15	2.55
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	15.44%	2.44%	2.92%
Return After Taxes on Distributions	15.44	2.04	2.66
Return After Taxes on Distributions and Sale of Fund Shares	10.03	2.15	2.55
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.42%	2.46%	2.93%
Return After Taxes on Distributions	16.42	2.06	2.67
Return After Taxes on Distributions and Sale of Fund Shares	10.67	2.16	2.56
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	11.42%	2.10%	2.93%
Return After Taxes on Distributions	11.42	1.69	2.67
Return After Taxes on Distributions and Sale of Fund Shares	7.42	1.85	2.56
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,151.80	$8.68	**
Class B	$1,000.00	$1,148.30	$12.72	**
Class C	$1,000.00	$1,148.40	$12.73	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.13	**
Class B	$1,000.00	$1,013.40	$11.93	**
Class C	$1,000.00	$1,013.40	$11.93	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $29,801,574)	$34,206,807
Receivable for Fund shares sold	291,005
Receivable from affiliates	12,115

Total assets	$34,509,927

Liabilities

Payable for Fund shares redeemed	$11,375
Payable to affiliates:
Administration fee	4,505
Distribution and service fees	13,930
Trustees’ fees	42
Accrued expenses	37,014

Total liabilities	$66,866

Net Assets	$34,443,061

Sources of Net Assets

Paid-in capital	$31,717,986
Accumulated net realized loss from Portfolio	(1,639,604)
Accumulated net investment loss	(40,554)
Net unrealized appreciation from Portfolio	4,405,233

Total	$34,443,061

Class A Shares

Net Assets	$24,812,508
Shares Outstanding	2,136,275
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.61
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.32

Class B Shares

Net Assets	$3,102,215
Shares Outstanding	284,198
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.92

Class C Shares

Net Assets	$6,528,338
Shares Outstanding	598,609
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio	$403,753
Interest allocated from Portfolio	65
Expenses allocated from Portfolio	(249,031)

Total investment income from Portfolio	$154,787

Expenses

Administration fee	$40,377
Distribution and service fees
Class A	46,061
Class B	29,207
Class C	55,798
Trustees’ fees and expenses	500
Custodian fee	12,806
Transfer and dividend disbursing agent fees	46,446
Legal and accounting services	16,946
Printing and postage	21,092
Registration fees	46,739
Miscellaneous	10,999

Total expenses	$326,971

Deduct –
Allocation of expenses to affiliates	$81,072

Total expense reductions	$81,072

Net expenses	$245,899

Net investment loss	$(91,112)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) –
Investment transactions	$(948,549)
Capital gain distributions received	38,427

Net realized loss	$(910,122)

Change in unrealized appreciation (depreciation) –
Investments	$5,278,128

Net change in unrealized appreciation (depreciation)	$5,278,128

Net realized and unrealized gain	$4,368,006

Net increase in net assets from operations	$4,276,894

See notes to financial statements

6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations –
Net investment loss	$(91,112)	$(182,183)
Net realized loss from investment transactions and capital gain distributions received	(910,122)	(712,147)
Net change in unrealized appreciation (depreciation) from investments	5,278,128	(10,849,356)

Net increase (decrease) in net assets from operations	$4,276,894	$(11,743,686)

Distributions to shareholders –
From net realized gain
Class A	$—	$(1,631,947)
Class B	—	(403,944)
Class C	—	(596,306)

Total distributions to shareholders	$—	$(2,632,197)

Transactions in shares of beneficial interest –
Proceeds from sale of shares
Class A	$11,645,974	$4,078,939
Class B	425,147	195,836
Class C	1,849,222	894,312
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	1,437,508
Class B	—	369,556
Class C	—	492,053
Cost of shares redeemed
Class A	(6,358,841)	(4,805,013)
Class B	(667,020)	(856,013)
Class C	(1,513,454)	(1,736,810)
Net asset value of shares exchanged
Class A	354,651	276,499
Class B	(354,651)	(276,499)

Net increase in net assets from Fund share transactions	$5,381,028	$70,368

Net increase (decrease) in net assets	$9,657,922	$(14,305,515)

Net Assets

At beginning of year	$24,785,139	$39,090,654

At end of year	$34,443,061	$24,785,139

Accumulated net investment loss included in net assets

At end of year	$(40,554)	$—

See notes to financial statements

7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value – Beginning of year	$9.910	$15.400	$13.890	$12.360	$11.270

Income (Loss) From Operations

Net investment loss(1)	$(0.012)	$(0.035)	$(0.049)	$(0.067)	$(0.108)
Net realized and unrealized gain (loss)	1.712	(4.430)	2.299	1.663	1.198

Total income (loss) from operations	$1.700	$(4.465)	$2.250	$1.596	$1.090

Less Distributions

From net realized gain	$—	$(1.025)	$(0.740)	$(0.066)	$—

Total distributions	$—	$(1.025)	$(0.740)	$(0.066)	$—

Net asset value – End of year	$11.610	$9.910	$15.400	$13.890	$12.360

Total Return(2)	17.15%	(31.02)%	16.93%	12.96%	9.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,813	$16,196	$24,406	$17,718	$13,761
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.60%	1.60%	1.64%	1.70%	1.70%
Net investment loss	(0.11)%	(0.26)%	(0.34)%	(0.50)%	(0.89)%
Portfolio Turnover of the Portfolio	42%	40%	38%	55%	53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.31%, 0.06%, 0.07%, 0.07% and 0.16% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

See notes to financial statements

8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value – Beginning of year	$9.380	$14.740	$13.420	$12.030	$11.050

Income (Loss) From Operations

Net investment loss(1)	$(0.075)	$(0.127)	$(0.151)	$(0.161)	$(0.194)
Net realized and unrealized gain (loss)	1.615	(4.208)	2.211	1.617	1.174

Total income (loss) from operations	$1.540	$(4.335)	$2.060	$1.456	$0.980

Less Distributions

From net realized gain	$—	$(1.025)	$(0.740)	$(0.066)	$—

Total distributions	$—	$(1.025)	$(0.740)	$(0.066)	$—

Net asset value – End of year	$10.920	$9.380	$14.740	$13.420	$12.030

Total Return(2)	16.42%	(31.56)%	16.07%	12.15%	8.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,102	$3,316	$5,950	$6,577	$6,436
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.35%	2.35%	2.39%	2.45%	2.45%
Net investment loss	(0.80)%	(1.01)%	(1.08)%	(1.25)%	(1.64)%
Portfolio Turnover of the Portfolio	42%	40%	38%	55%	53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.31%, 0.06%, 0.07%, 0.07% and 0.16% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

See notes to financial statements

9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value – Beginning of year	$9.370	$14.740	$13.420	$12.030	$11.050

Income (Loss) From Operations

Net investment loss(1)	$(0.080)	$(0.127)	$(0.151)	$(0.161)	$(0.194)
Net realized and unrealized gain (loss)	1.620	(4.218)	2.211	1.617	1.174

Total income (loss) from operations	$1.540	$(4.345)	$2.060	$1.456	$0.980

Less Distributions

From net realized gain	$—	$(1.025)	$(0.740)	$(0.066)	$—

Total distributions	$—	$(1.025)	$(0.740)	$(0.066)	$—

Net asset value – End of year	$10.910	$9.370	$14.740	$13.420	$12.030

Total Return(2)	16.44%	(31.63)%	16.07%	12.15%	8.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,528	$5,273	$8,735	$7,051	$6,027
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	2.35%	2.35%	2.39%	2.45%	2.45%
Net investment loss	(0.84)%	(1.02)%	(1.08)%	(1.25)%	(1.64)%
Portfolio Turnover of the Portfolio	42%	40%	38%	55%	53%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.31%, 0.06%, 0.07%, 0.07% and 0.16% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

See notes to financial statements

10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (49.2% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,631,301 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($702,607) and October 31, 2017 ($928,694).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Long-term capital gains	$—	$2,632,197

During the year ended October 31, 2009, accumulated net realized loss was decreased by $13,700, accumulated net investment loss was decreased by $50,558 and paid-in capital was decreased by $64,258 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(1,631,301)
Net unrealized appreciation	$4,356,376

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and distributions from REITs.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $40,377. EVM and the sub-adviser of the Portfolio, Atlanta Capital Management Company LLC (Atlanta Capital), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.60% annually of the Fund’s average daily net assets for Class A and 2.35% annually of the Fund’s average daily net assets for Class B and Class C. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM and Atlanta Capital were allocated $25,335 and $55,737, respectively, of the Fund’s operating expenses for the year ended October 31, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $2,687 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,381 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the

12

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $46,061 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $21,905 and $41,849 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $45,000 and $525,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $7,302 and $13,949 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $600, $3,000 and $500 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $12,472,386 and $7,533,842, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	1,154,432	308,214
Issued to shareholders electing to receive payments of distributions in Fund shares	—	100,949
Redemptions	(690,775)	(380,664)
Exchange from Class B shares	37,557	21,690

Net increase	501,214	50,189

13

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2009	2008

Sales	45,335	16,348
Issued to shareholders electing to receive payments of distributions in Fund shares	—	27,233
Redemptions	(74,867)	(70,899)
Exchange to Class A shares	(39,795)	(22,824)

Net decrease	(69,327)	(50,142)

	Year Ended October 31,
Class C	2009	2008

Sales	201,231	74,740
Issued to shareholders electing to receive payments of distributions in Fund shares	—	36,260
Redemptions	(165,286)	(141,011)

Net increase (decrease)	35,945	(30,011)

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 14, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

14

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Mid-Cap Core Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2009

15

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.6%

Security	Shares	Value

Auto Components — 1.2%

BorgWarner, Inc.	28,000	$848,960

		$848,960

Capital Markets — 6.0%

Affiliated Managers Group, Inc.(1)	31,400	$1,993,586
Greenhill & Co., Inc.	9,000	776,070
Jefferies Group, Inc.(1)	28,000	730,800
SEI Investments Co.	40,000	698,800

		$4,199,256

Chemicals — 0.8%

RPM International, Inc.	31,000	$546,220

		$546,220

Commercial Banks — 3.0%

City National Corp.	32,000	$1,205,440
TCF Financial Corp.	75,000	887,250

		$2,092,690

Communications Equipment — 1.9%

F5 Networks, Inc.(1)	30,000	$1,346,700

		$1,346,700

Computers & Peripherals — 1.1%

Diebold, Inc.	25,000	$756,000

		$756,000

Construction & Engineering — 2.1%

Jacobs Engineering Group, Inc.(1)	35,000	$1,480,150

		$1,480,150

Construction Materials — 1.1%

Martin Marietta Materials, Inc.	9,000	$749,880

		$749,880

Containers & Packaging — 1.8%

Sonoco Products Co.	46,200	$1,235,850

		$1,235,850

Diversified Consumer Services — 2.1%

Matthews International Corp., Class A	40,000	$1,469,200

		$1,469,200

Diversified Financial Services — 1.1%

Leucadia National Corp.(1)	35,000	$786,450

		$786,450

Electric Utilities — 1.4%

DPL, Inc.	38,300	$970,522

		$970,522

Electrical Equipment — 2.3%

AMETEK, Inc.	45,000	$1,570,050

		$1,570,050

Electronic Equipment, Instruments & Components — 4.2%

Amphenol Corp., Class A	25,600	$1,027,072
FLIR Systems, Inc.(1)	37,000	1,028,970
National Instruments Corp.	32,000	854,400

		$2,910,442

Energy Equipment & Services — 4.0%

FMC Technologies, Inc.(1)	27,000	$1,420,200
Oceaneering International, Inc.(1)	27,000	1,379,700

		$2,799,900

Food & Staples Retailing — 1.0%

Ruddick Corp.	26,000	$694,720

		$694,720

Gas Utilities — 3.1%

AGL Resources, Inc.	16,600	$580,336
National Fuel Gas Co.	35,000	1,586,900

		$2,167,236

Health Care Equipment & Supplies — 5.6%

Bard (C.R.), Inc.	7,800	$585,546
Beckman Coulter, Inc.	8,900	572,537

See notes to financial statements

16

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies (continued)

DENTSPLY International, Inc.	44,800	$1,476,608
Varian Medical Systems, Inc.(1)	30,000	1,229,400

		$3,864,091

Health Care Providers & Services — 1.6%

Henry Schein, Inc.(1)	21,000	$1,109,430

		$1,109,430

Hotels, Restaurants & Leisure — 1.1%

Sonic Corp.(1)	82,400	$770,440

		$770,440

Household Durables — 1.0%

Mohawk Industries, Inc.(1)	16,700	$715,261

		$715,261

Household Products — 1.2%

Church & Dwight Co., Inc.	14,000	$796,320

		$796,320

Insurance — 2.9%

HCC Insurance Holdings, Inc.	34,000	$897,260
Markel Corp.(1)	3,500	1,129,450

		$2,026,710

IT Services — 1.2%

Fiserv, Inc.(1)	17,800	$816,486

		$816,486

Life Sciences Tools & Services — 4.1%

Bio-Rad Laboratories, Inc., Class A(1)	14,000	$1,251,460
Mettler-Toledo International, Inc.(1)	16,000	1,560,000

		$2,811,460

Machinery — 7.7%

Bucyrus International, Inc.	10,000	$444,200
Donaldson Co., Inc.	40,000	1,426,800
Graco, Inc.	37,000	1,018,980
IDEX Corp.	60,000	1,705,800
Valmont Industries, Inc.	10,000	722,700

		$5,318,480

Media — 3.0%

John Wiley & Sons, Inc., Class A	30,000	$1,056,600
Morningstar, Inc.(1)	20,000	1,020,400

		$2,077,000

Metals & Mining — 2.7%

Cliffs Natural Resources, Inc.	20,000	$711,400
Commercial Metals Co.	80,000	1,187,200

		$1,898,600

Multi-Utilities — 1.8%

OGE Energy Corp.	38,300	$1,272,326

		$1,272,326

Multiline Retail — 1.0%

Dollar Tree, Inc.(1)	15,000	$676,950

		$676,950

Oil, Gas & Consumable Fuels — 3.7%

Arch Coal, Inc.	27,000	$584,820
Denbury Resources, Inc.(1)	37,000	540,200
Newfield Exploration Co.(1)	36,000	1,476,720

		$2,601,740

Personal Products — 1.2%

Alberto-Culver Co.	30,000	$804,600

		$804,600

Professional Services — 0.9%

FTI Consulting, Inc.(1)	15,000	$612,150

		$612,150

Real Estate Investment Trusts (REITs) — 4.1%

Health Care REIT, Inc.	35,000	$1,552,950
Rayonier, Inc.	34,000	1,311,720

		$2,864,670

Road & Rail — 1.5%

Landstar System, Inc.	30,000	$1,057,200

		$1,057,200

See notes to financial statements

17

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Semiconductors & Semiconductor Equipment — 1.6%

Microchip Technology, Inc.	46,050	$1,103,358

		$1,103,358

Software — 5.3%

ANSYS, Inc.(1)	41,200	$1,671,896
Fair Isaac Corp.	37,200	756,276
Jack Henry & Associates, Inc.	55,200	1,273,464

		$3,701,636

Specialty Retail — 3.9%

GameStop Corp., Class A(1)	45,000	$1,093,050
O’Reilly Automotive, Inc.(1)	20,000	745,600
Ross Stores, Inc.	20,000	880,200

		$2,718,850

Textiles, Apparel & Luxury Goods — 1.4%

Columbia Sportswear Co.	25,000	$951,250

		$951,250

Tobacco — 1.1%

Universal Corp., VA	19,000	$790,210

		$790,210

Trading Companies & Distributors — 0.8%

Fastenal Co.	17,000	$586,500

		$586,500

Total Common Stocks
(identified cost $58,084,580)		$68,569,944

Total Investments — 98.6%
(identified cost $58,084,580)		$68,569,944

Other Assets, Less Liabilities — 1.4%		$955,629

Net Assets — 100.0%		$69,525,573

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

18

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investments, at value (identified cost, $58,084,580)	$68,569,944
Cash	1,017,730
Dividends receivable	31,351

Total assets	$69,619,025

Liabilities

Payable to affiliates:
Investment adviser fee	$48,941
Trustees’ fees	253
Accrued expenses	44,258

Total liabilities	$93,452

Net Assets applicable to investors’ interest in Portfolio	$69,525,573

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$59,040,209
Net unrealized appreciation	10,485,364

Total	$69,525,573

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends	$950,534
Interest	181

Total investment income	$950,715

Expenses

Investment adviser fee	$495,439
Trustees’ fees and expenses	3,082
Custodian fee	43,417
Legal and accounting services	29,418
Miscellaneous	4,358

Total expenses	$575,714

Deduct —
Reduction of investment adviser fee	$3,804

Total expense reductions	$3,804

Net expenses	$571,910

Net investment income	$378,805

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(2,413,405)
Capital gain distributions received	90,416

Net realized loss	$(2,322,989)

Change in unrealized appreciation (depreciation) —
Investments	$11,180,220

Net change in unrealized appreciation (depreciation)	$11,180,220

Net realized and unrealized gain	$8,857,231

Net increase in net assets from operations	$9,236,036

See notes to financial statements

19

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$378,805	$414,388
Net realized loss from investment transactions and capital gain distributions received	(2,322,989)	(1,072,222)
Net change in unrealized appreciation (depreciation) from investments	11,180,220	(30,626,771)

Net increase (decrease) in net assets from operations	$9,236,036	$(31,284,605)

Capital transactions —
Contributions	$12,472,841	$5,183,135
Withdrawals	(21,598,240)	(14,648,201)

Net decrease in net assets from capital transactions	$(9,125,399)	$(9,465,066)

Net increase (decrease) in net assets	$110,637	$(40,749,671)

Net Assets

At beginning of year	$69,414,936	$110,164,607

At end of year	$69,525,573	$69,414,936

See notes to financial statements

20

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.93%	0.90%	0.90%	0.91%	0.91%
Net investment income (loss)	0.61%	0.44%	0.41%	0.29%	(0.11)%
Portfolio Turnover	42%	40%	38%	55%	53%

Total Return	17.93%	(30.51)%	17.79%	13.85%	10.54%

Net assets, end of year (000’s omitted)	$69,526	$69,415	$110,165	$97,877	$76,091

(1)	The investment adviser waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the years ended October 31, 2009 and 2008, and less than 0.01% of average daily net assets for each of the years ended October 31, 2007, 2006 and 2005). A portion of the waiver was borne by the sub-adviser. Absent this waiver, total return would be lower.

See notes to financial statements

21

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Tax-Managed Mid-Cap Core Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 49.2% and 50.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee

22

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2009, the investment adviser fee was 0.80% of the Portfolio’s average daily net assets and amounted to $495,439. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2009, BMR waived $3,804 of its investment adviser fee. Atlanta Capital, in turn, waived $3,804 of its sub-advisory fee.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $25,547,093 and $34,202,672, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$58,188,262

Gross unrealized appreciation	$12,121,623
Gross unrealized depreciation	(1,739,941)

Net unrealized appreciation	$10,381,682

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008.

23

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$68,569,944	$—	$—	$68,569,944

Total Investments	$68,569,944	$—	$—	$68,569,944

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 14, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

24

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Mid-Cap Core Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Mid-Cap Core Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2009

25

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Mid-Cap Core Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Atlanta Capital Management Company LLC (the “Sub-adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees (including administrative fees) and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Administrator waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC, “Atlanta Capital” refers to Atlanta Capital Management Company, LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

29

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

William O. Bell, IV 7/26/73	Vice President of the Portfolio	Since 2005	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

William R. Hackney, III 4/12/48	Vice President of the Portfolio	Since 2001	Managing Partner and member of the Executive Committee of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2007	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company, LLC
1349 West Peachtree Street
Suite 1600
Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Mid-Cap Core Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1301-12/09	TMMCCSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Arieh Coll
Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by running to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%. In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.[1]

•	For the year that ended October 31, 2009, nine of the 10 sectors in the Russell MidCap Growth Index registered strong returns, beating most broad-based domestic indices. Driven by an increase in infrastructure spending, the materials sector posted the strongest gains. The cyclical information technology and consumer discretionary sectors also performed well, early beneficiaries of renewed optimism that the financial crisis and economy had stabilized. Telecommunication services was the only sector posting a negative absolute return, with shares of wireless services companies detracting from overall performance.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	During the fiscal year ending October 31, 2009, the Fund[2] outperformed the S&P 500 Index by more than two to one, but lagged its primary benchmark, the Russell MidCap Growth Index (the Index). The Fund also outperformed its Lipper peer group, Lipper Mid-Cap Growth Funds.

•	The Fund performed well, on both an absolute and relative basis during the fiscal year, with much of the performance occurring in the second half of the fiscal year. For the fiscal year as a whole, the Fund benefited from holdings in the financials sector—especially insurance, real estate and commercial banking stocks—which outperformed similar stocks in the Index. Energy was the second-best performing sector, led by strong returns in coal stocks. Finally, the materials sector outperformed, led by the chemicals industry, as did the Fund’s telecommunication services and U.S. utilities holdings.

Total Return Performance
10/31/08 – 10/31/09

Class A3	20.27%
Class B3	19.21
Class C3	19.19
Russell MidCap Growth Index[1]	22.48
S&P 500 Index[1]	9.80
Lipper Mid-Cap Growth Funds Average[1]	16.74
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s largest detractors were in the consumer discretionary, industrial and health care sectors. Textiles and diversified consumer stocks were the biggest laggards in the consumer discretionary sector, while construction and airline stocks hurt the most in the industrial sector. In health care, Fund selections in the biotechnology and health care provider industries underperformed.

•	In selecting stocks, management seeks a select portfolio of companies that it believes will grow faster over the long term than the U.S. economy and the U.S. stock market as a whole and that are reasonably priced in relation to their fundamental value. Management uses an intensive, research-driven approach that employs fundamental analysis and considers many factors, including the potential for price appreciation, an assessment of risk and return, development of the proper mix of securities in the portfolio and seeking attractive valuations.
Lipper Quintile Rankings1
By total return as of 10/31/09
EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND, CLASS A

LIPPER MID-CAP GROWTH FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	2nd	166 of 491 funds
3 Years	1st	53 of 432 funds
5 Years	1st	37 of 358 funds

[1]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Information
Top 10 Holdings2

By net assets

GameStop Corp., Class A	2.9%
Liberty Entertainment, Series A	2.8
Crown Castle International Corp.	2.7
Wells Fargo & Co.	2.6
Owens Corning, Inc.	2.6
NII Holdings, Inc.	2.4
Allied World Assurance Holdings, Ltd.	2.2
Shoppers Drug Mart Corp.	2.1
Discover Financial Services	2.0
Massey Energy Co.	2.0

[2]	Top 10 Holdings represented 24.3% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings3

By net assets

[3]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell MidCap Growth Index, an unmanaged index of mid-cap growth companies, and the S&P 500 Index, a broad-based, unmanaged market index of common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell MidCap Growth Index and the S&P 500 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 6/30/00.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 7/10/00 (commencement of operations) would have been valued at $11,657 and $11,681, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EACPX	EBCPX	ECCPX

Average Annual Total Returns (at net asset value)
One Year	20.27%	19.21%	19.19%
Five Years	4.60	3.79	3.78
Life of Fund†	2.50	1.66	1.68

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	13.39%	14.21%	18.19%
Five Years	3.37	3.44	3.78
Life of Fund†	1.85	1.66	1.68

†	Inception Dates – Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.39%	2.14%	2.14%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	20.27%	4.60%	2.50%
Return After Taxes on Distributions	20.27	3.90	2.13
Return After Taxes on Distributions and Sale of Fund Shares	13.18	3.96	2.16
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	13.39%	3.37%	1.85%
Return After Taxes on Distributions	13.39	2.68	1.49
Return After Taxes on Distribution and Sale of Fund Shares	8.70	2.90	1.59
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	19.19%	3.78%	1.68%
Return After Taxes on Distributions	19.19	3.08	1.31
Return After Taxes on Distributions and Sale of Fund Shares	12.47	3.28	1.46
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	18.19%	3.78%	1.68%
Return After Taxes on Distributions	18.19	3.08	1.31
Return After Taxes on Distributions and Sale of Fund Shares	11.82	3.28	1.46
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	19.21%	3.79%	1.66%
Return After Taxes on Distributions	19.21	3.09	1.29
Return After Taxes on Distributions and Sale of Fund Shares	12.49	3.28	1.44
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	14.21%	3.44%	1.66%
Return After Taxes on Distributions	14.21	2.73	1.29
Return After Taxes on Distributions and Sale of Fund Shares	9.24	2.98	1.44
Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Multi-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,183.80	$8.31
Class B	$1,000.00	$1,177.60	$12.35
Class C	$1,000.00	$1,177.40	$12.40

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.68
Class B	$1,000.00	$1,013.90	$11.42
Class C	$1,000.00	$1,013.80	$11.47

*	Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Class A shares, 2.25% for Class B shares and 2.26% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009
Assets

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $63,377,170)	$73,569,586
Receivable for Fund shares sold	203,391

Total assets	$73,772,977

Liabilities

Payable for Fund shares redeemed	$278,613
Payable to affiliates:
Administration fee	10,148
Distribution and service fees	35,765
Trustees’ fees	42
Accrued expenses	60,046

Total liabilities	$384,614

Net Assets	$73,388,363

Sources of Net Assets

Paid-in capital	$102,438,441
Accumulated net realized loss from Portfolio	(39,041,276)
Accumulated net investment loss	(201,218)
Net unrealized appreciation from Portfolio	10,192,416

Total	$73,388,363

Class A Shares

Net Assets	$45,868,191
Shares Outstanding	4,369,646
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.50
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$11.14

Class B Shares

Net Assets	$7,300,320
Shares Outstanding	754,202
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.68

Class C Shares

Net Assets	$20,219,852
Shares Outstanding	2,086,323
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.69

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $8,210)	$640,885
Interest allocated from Portfolio	21,863
Securities lending income allocated from Portfolio, net	99,525
Expenses allocated from Portfolio	(502,988)

Total investment income from Portfolio	$259,285

Expenses

Administration fee	$98,615
Distribution and service fees
Class A	101,512
Class B	80,372
Class C	171,014
Trustees’ fees and expenses	495
Custodian fee	21,449
Transfer and dividend disbursing agent fees	128,969
Legal and accounting services	20,044
Printing and postage	37,357
Registration fees	48,753
Miscellaneous	12,233

Total expenses	$720,813

Net investment loss	$(461,528)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(11,655,726)
Foreign currency transactions	(4,953)

Net realized loss	$(11,660,679)

Change in unrealized appreciation (depreciation) —
Investments	$19,684,760
Net change in unrealized appreciation (depreciation)	$19,684,760

Net realized and unrealized gain	$8,024,081

Net increase in net assets from operations	$7,562,553

See notes to financial statements

6

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment loss	$(461,528)	$(415,493)
Net realized loss from investment and foreign currency transactions	(11,660,679)	(27,514,596)
Net change in unrealized appreciation (depreciation) from investments	19,684,760	(38,895,017)

Net increase (decrease) in net assets from operations	$7,562,553	$(66,825,106)

Distributions to shareholders —
From net investment income
Class A	$—	$(606,256)
Class B	—	(91,011)
Class C	—	(159,283)
From net realized gain
Class A	—	(6,777,256)
Class B	—	(2,724,125)
Class C	—	(3,800,678)

Total distributions to shareholders	$—	$(14,158,609)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,808,953	$73,631,304
Class B	1,962,532	3,064,951
Class C	5,213,191	10,641,705
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	6,507,868
Class B	—	2,341,547
Class C	—	3,057,193
Cost of shares redeemed
Class A	(30,509,749)	(23,768,797)
Class B	(2,480,901)	(3,092,542)
Class C	(6,307,829)	(5,129,189)
Net asset value of shares exchanged
Class A	3,307,278	1,541,276
Class B	(3,307,278)	(1,541,276)

Net increase (decrease) in net assets from Fund share transactions	$(19,313,803)	$67,254,040

Net decrease in net assets	$(11,751,250)	$(13,729,675)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$85,139,613	$98,869,288

At end of year	$73,388,363	$85,139,613

Accumulated undistributed net investment income (loss) included in net assets

At end of year	$(201,218)	$140,784

See notes to financial statements

7

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.730	$17.990	$12.750		$10.850	$10.060

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.036)	$(0.010)	$0.217	(2)	$(0.019)	$(0.072)
Net realized and unrealized gain (loss)	1.806	(6.853)	5.276		2.144	0.862

Total income (loss) from operations	$1.770	$(6.863)	$5.493		$2.125	$0.790

Less Distributions

From net investment income	$—	$(0.197)	$—		$—	$—
From net realized gain	—	(2.200)	(0.253)		(0.225)	—

Total distributions	$—	$(2.397)	$(0.253)		$(0.225)	$—

Net asset value — End of year	$10.500	$8.730	$17.990		$12.750	$10.850

Total Return(3)	20.27%	(43.97)%	43.76%		19.84%	7.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$45,868	$56,537	$49,517		$25,559	$21,998
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.57%	1.38%	1.43%		1.49%	1.55%
Net investment income (loss)	(0.41)%	(0.07)%	1.45	%(2)	(0.16)%	(0.67)%
Portfolio Turnover of the Portfolio	205%	283%	157%		181%	217%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.265 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.31)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses. The Portfolio’s adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

8

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.120	$16.880	$12.070		$10.350	$9.680

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.089)	$(0.111)	$0.120	(2)	$(0.096)	$(0.146)
Net realized and unrealized gain (loss)	1.649	(6.375)	4.943		2.041	0.816

Total income (loss) from operations	$1.560	$(6.486)	$5.063		$1.945	$0.670

Less Distributions

From net investment income	$—	$(0.074)	$—		$—	$—
From net realized gain	—	(2.200)	(0.253)		(0.225)	—

Total distributions	$—	$(2.274)	$(0.253)		$(0.225)	$—

Net asset value — End of year	$9.680	$8.120	$16.880		$12.070	$10.350

Total Return(3)	19.21%	(44.36)%	42.64%		19.04%	6.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,300	$10,119	$20,815		$17,797	$18,653
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.33%	2.13%	2.19%		2.24%	2.30%
Net investment income (loss)	(1.11)%	(0.84)%	0.86	%(2)	(0.85)%	(1.42)%
Portfolio Turnover of the Portfolio	205%	283%	157%		181%	217%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.263 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.02)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses. The Portfolio’s adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

9

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007		2006	2005

Net asset value — Beginning of year	$8.130	$16.910	$12.090		$10.370	$9.700

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.100)	$(0.109)	$0.111	(2)	$(0.100)	$(0.146)
Net realized and unrealized gain (loss)	1.660	(6.379)	4.962		2.045	0.816

Total income (loss) from operations	$1.560	$(6.488)	$5.073		$1.945	$0.670

Less Distributions

From net investment income	$—	$(0.092)	$—		$—	$—
From net realized gain	—	(2.200)	(0.253)		(0.225)	—

Total distributions	$—	$(2.292)	$(0.253)		$(0.225)	$—

Net asset value — End of year	$9.690	$8.130	$16.910		$12.090	$10.370

Total Return(3)	19.19%	(44.33)%	42.65%		19.01%	6.91%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,220	$18,483	$28,537		$18,224	$17,058
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.32%	2.13%	2.18%		2.24%	2.30%
Net investment income (loss)	(1.21)%	(0.83)%	0.79	%(2)	(0.89)%	(1.42)%
Portfolio Turnover of the Portfolio	205%	283%	157%		181%	217%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.260 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.05)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses. The Portfolio’s adviser voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the year ended October 31, 2006).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (57.9% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $37,857,698 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($23,990,714) and October 31, 2017 ($13,866,984).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

11

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$—	$5,310,190
Long-term capital gains	$—	$8,848,419

During the year ended October 31, 2009, accumulated net realized loss was increased by $10,957, accumulated net investment loss was decreased by $119,526 and paid-in capital was decreased by $108,569 due to differences between book and tax accounting, primarily for net operating losses, investments in passive foreign investment companies and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(37,857,698)
Net unrealized appreciation	$8,807,620

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships and partnership allocations.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $98,615. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $7,018 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $11,207 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the

12

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $101,512 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $60,279 and $128,261 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $595,000 and $1,615,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $20,093 and $42,753 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $500, $11,000 and $5,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $13,865,323 and $33,492,295, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	1,490,348	5,089,553
Issued to shareholders electing to receive payments of distributions in Fund shares	—	419,863
Redemptions	(3,967,224)	(1,900,703)
Exchange from Class B shares	372,986	112,178

Net increase (decrease)	(2,103,890)	3,720,891

	Year Ended October 31,
Class B	2009	2008

Sales	248,576	228,869
Issued to shareholders electing to receive payments of distributions in Fund shares	—	161,375
Redemptions	(337,317)	(257,295)
Exchange to Class A shares	(402,910)	(120,215)

Net increase (decrease)	(491,651)	12,734

13

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class C	2009	2008

Sales	650,214	803,697
Issued to shareholders electing to receive payments of distributions in Fund shares	—	210,551
Redemptions	(837,926)	(427,672)

Net increase (decrease)	(187,712)	586,576

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 16, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement disclosure have been identified.

14

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance
Tax-Managed Multi-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2009, the results of its operations for the year ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2009

15

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 89.2%

Security	Shares	Value

Auto Components — 0.6%

Dana Holding Corp.(1)	137,746	$779,642

		$779,642

Automobiles — 0.0%

Harley-Davidson, Inc.	100	$2,492

		$2,492

Beverages — 0.0%

Central European Distribution Corp.(1)	100	$3,111
Heckmann Corp.(1)	63	268

		$3,379

Building Products — 3.0%

Lennox International, Inc.	15,000	$505,050
Owens Corning, Inc.(1)	151,000	3,338,610
USG Corp.(1)	500	6,570

		$3,850,230

Capital Markets — 0.1%

Artio Global Investors, Inc.(1)	5,639	$132,573

		$132,573

Chemicals — 1.2%

Celanese Corp., Class A	54,000	$1,482,300
Potash Corp. of Saskatchewan, Inc.	3	278

		$1,482,578

Commercial Banks — 3.1%

SVB Financial Group(1)	13,300	$548,625
Wells Fargo & Co.	122,000	3,357,440

		$3,906,065

Commercial Services & Supplies — 0.8%

Copart, Inc.(1)	32,000	$1,029,440

		$1,029,440

Communications Equipment — 1.8%

Brocade Communications Systems, Inc.(1)	262,100	$2,248,818
Polycom, Inc.(1)	500	10,735
Riverbed Technology, Inc.(1)	100	2,049

		$2,261,602

Computers & Peripherals — 0.9%

3PAR, Inc.(1)	121,000	$1,138,610
Apple, Inc.(1)	10	1,885

		$1,140,495

Construction & Engineering — 0.0%

KBR, Inc.	1,000	$20,470

		$20,470

Consumer Finance — 4.3%

American Express Co.	48,500	$1,689,740
Capital One Financial Corp.	34,000	1,244,400
Discover Financial Services	183,000	2,587,620

		$5,521,760

Diversified Consumer Services — 4.6%

Apollo Group, Inc., Class A(1)	37,900	$2,164,090
Capella Education Co.(1)	100	6,890
Corinthian Colleges, Inc.(1)	145,000	2,299,700
H&R Block, Inc.	72,000	1,320,480

		$5,791,160

Diversified Financial Services — 0.9%

IntercontinentalExchange, Inc.(1)	100	$10,019
JPMorgan Chase & Co.	28,000	1,169,560

		$1,179,579

Diversified Telecommunication Services — 0.0%

Maxcom Telecomunicaciones SAB de CV ADR(1)	39	$131

		$131

Electrical Equipment — 1.0%

GrafTech International, Ltd.(1)	90,000	$1,215,000
Vestas Wind Systems A/S(1)	33	2,315

		$1,217,315

See notes to financial statements

16

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Electronic Equipment, Instruments & Components — 0.2%

Itron, Inc.(1)	3,200	$192,128

		$192,128

Energy Equipment & Services — 2.1%

Nabors Industries, Ltd.(1)	46,000	$958,180
Patterson-UTI Energy, Inc.	58,000	903,640
Pride International, Inc.(1)	176	5,202
Superior Well Services, Inc.(1)	78,667	834,657

		$2,701,679

Food & Staples Retailing — 2.1%

Shoppers Drug Mart Corp.	65,564	$2,604,867

		$2,604,867

Health Care Equipment & Supplies — 0.5%

Masimo Corp.(1)	26,000	$690,820
Thoratec Corp.(1)	25	657

		$691,477

Health Care Providers & Services — 2.1%

CIGNA Corp.	2,000	$55,680
Express Scripts, Inc.(1)	12,000	959,040
Health Management Associates, Inc., Class A(1)	19,000	115,900
Henry Schein, Inc.(1)	1,000	52,830
Laboratory Corp. of America Holdings(1)	10,000	688,900
Quest Diagnostics, Inc.	14,000	783,020

		$2,655,370

Hotels, Restaurants & Leisure — 3.7%

Bally Technologies, Inc.(1)	32,000	$1,260,480
McDonald’s Corp.	22,000	1,289,420
Scientific Games Corp., Class A(1)	152,000	2,138,640
Starbucks Corp.(1)	500	9,490

		$4,698,030

Household Durables — 3.1%

Tempur-Pedic International, Inc.(1)	101,372	$1,963,576
Whirlpool Corp.	28,300	2,025,997

		$3,989,573

Household Products — 1.1%

Church & Dwight Co., Inc.	23,500	$1,336,680

		$1,336,680

Insurance — 2.5%

Admiral Group PLC	1,000	$16,810
Allied World Assurance Holdings, Ltd.	62,000	2,775,120
Fairfax Financial Holdings, Ltd.	969	343,026
Progressive Corp.(1)	400	6,400

		$3,141,356

Internet & Catalog Retail — 2.7%

HSN, Inc.(1)	100	$1,494
Netflix, Inc.(1)	29,100	1,555,395
Priceline.com, Inc.(1)	12,168	1,919,989

		$3,476,878

Internet Software & Services — 0.0%

DealerTrack Holdings, Inc.(1)	1,000	$16,480
Move, Inc.(1)	1,013	2,077

		$18,557

IT Services — 5.7%

Accenture PLC, Class A	39,000	$1,446,120
Alliance Data Systems Corp.(1)	44,500	2,446,610
MasterCard, Inc., Class A	10,000	2,190,200
Western Union Co.	67,000	1,217,390

		$7,300,320

Machinery — 1.1%

Hansen Transmissions International NV(1)	500	$1,048
Illinois Tool Works, Inc.	23,078	1,059,742
PACCAR, Inc.	7,200	269,352

		$1,330,142

Media — 4.6%

Liberty Entertainment, Series A(1)	115,000	$3,544,300
McGraw-Hill Cos., Inc. (The)	78,500	2,259,230

		$5,803,530

See notes to financial statements

17

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Metals & Mining — 1.9%

Barrick Gold Corp.	68,000	$2,443,240
Silver Wheaton Corp.(1)	1,000	12,480

		$2,455,720

Multiline Retail — 1.0%

Big Lots, Inc.(1)	52,100	$1,305,105

		$1,305,105

Oil, Gas & Consumable Fuels — 7.6%

Apache Corp.	21,000	$1,976,520
Brigham Exploration Co.(1)	98,083	931,788
Centennial Coal Co., Ltd.	2,000	5,586
Continental Resources, Inc.(1)	1,000	37,210
Massey Energy Co.	86,000	2,501,740
Newfield Exploration Co.(1)	18,500	758,870
Patriot Coal Corp.(1)	500	5,650
Petroleo Brasileiro SA ADR	1,000	46,220
SandRidge Energy, Inc.(1)	212,893	2,177,895
Uranium One, Inc.(1)	423,000	1,200,139

		$9,641,618

Paper & Forest Products — 1.0%

Schweitzer-Mauduit International, Inc.	25,100	$1,296,415

		$1,296,415

Personal Products — 1.2%

Avon Products, Inc.	47,000	$1,506,350
Bare Escentuals, Inc.(1)	1,000	12,630
Herbalife, Ltd.	86	2,894

		$1,521,874

Pharmaceuticals — 2.8%

Abbott Laboratories	100	$5,057
Biovail Corp.	85,000	1,144,100
King Pharmaceuticals, Inc.(1)	192,000	1,944,960
Perrigo Co.	14,000	520,660

		$3,614,777

Professional Services — 0.4%

Verisk Analytics, Inc., Class A(1)	20,387	$559,215

		$559,215

Real Estate Investment Trusts (REITs) — 0.4%

Chimera Investment Corp.	144,552	$504,486

		$504,486

Semiconductors & Semiconductor Equipment — 3.4%

Atheros Communications, Inc.(1)	500	$12,310
Cirrus Logic, Inc.(1)	349,000	1,689,160
Micron Technology, Inc.(1)	41,000	278,390
NVIDIA Corp.(1)	54,500	651,820
Tessera Technologies, Inc.(1)	74,000	1,636,140
Varian Semiconductor Equipment Associates, Inc.(1)	50	1,419

		$4,269,239

Software — 2.1%

Ariba, Inc.(1)	1,000	$11,820
Check Point Software Technologies, Ltd.(1)	75,500	2,345,785
Concur Technologies, Inc.(1)	100	3,564
Rosetta Stone, Inc.(1)	12,889	267,447

		$2,628,616

Specialty Retail — 4.6%

Advance Auto Parts, Inc.	55,896	$2,082,685
CarMax, Inc.(1)	500	9,835
GameStop Corp., Class A(1)	153,375	3,725,479
Jo-Ann Stores, Inc.(1)	100	2,662

		$5,820,661

Textiles, Apparel & Luxury Goods — 2.9%

Gildan Activewear, Inc.(1)	79,226	$1,404,677
Hanesbrands, Inc.(1)	107,500	2,324,150

		$3,728,827

Wireless Telecommunication Services — 6.1%

Crown Castle International Corp.(1)	113,000	$3,414,860
NII Holdings, Inc.(1)	113,762	3,063,610
Rogers Communications, Inc., Class B	45,000	1,317,600

		$7,796,070

Total Common Stocks
(identified cost $93,953,224)		$113,402,121

See notes to financial statements

18

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Investment Funds — 2.0%

Security	Shares	Value

Capital Markets — 2.0%

iShares Russell Midcap Growth Index Fund	31,000	$1,266,350
MidCap SPDR Trust, Series 1	10,901	1,303,106
The India Fund, Inc.	1,333	37,377

Total Investment Funds
(identified cost $2,742,069)		$2,606,833

Short-Term Investments — 1.7%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$2,112	$2,111,787

Total Short-Term Investments
(identified cost $2,111,787)		$2,111,787

Total Investments — 92.9%
(identified cost $98,807,080)		$118,120,741

Other Assets, Less Liabilities — 7.1%		$8,995,153

Net Assets — 100.0%		$127,115,894

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

19

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $96,695,293)	$116,008,954
Affiliated investment, at value (identified cost, $2,111,787)	2,111,787
Foreign currency, at value (identified cost, $20)	20
Dividends receivable	38,117
Receivable for investments sold	17,171,156

Total assets	$135,330,034

Liabilities

Payable for investments purchased	$8,072,659
Payable to affiliates:
Investment adviser fee	74,195
Trustees’ fees	441
Accrued expenses	66,845

Total liabilities	$8,214,140

Net Assets applicable to investors’ interest in Portfolio	$127,115,894

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$107,802,233
Net unrealized appreciation	19,313,661

Total	$127,115,894

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $14,503)	$1,135,784
Securities lending income, net	173,345
Interest income allocated from affiliated investment	38,135
Expenses allocated from affiliated investment	(22,898)

Total investment income	$1,324,366

Expenses

Investment adviser fee	$739,347
Trustees’ fees and expenses	5,072
Custodian fee	82,827
Legal and accounting services	37,337
Miscellaneous	6,026

Total expenses	$870,609

Net investment income	$453,757

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(14,463,323)
Investment transactions allocated from affiliated investment	27,420
Foreign currency transactions	(8,196)

Net realized loss	$(14,444,099)

Change in unrealized appreciation (depreciation) —
Investments	$31,592,781

Net change in unrealized appreciation (depreciation)	$31,592,781

Net realized and unrealized gain	$17,148,682

Net increase in net assets from operations	$17,602,439

See notes to financial statements

20

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$453,757	$1,091,692
Net realized loss from investment and foreign currency transactions	(14,444,099)	(31,813,632)
Net change in unrealized appreciation (depreciation) from investments	31,592,781	(79,993,225)

Net increase (decrease) in net assets from operations	$17,602,439	$(110,715,165)

Capital transactions —
Contributions	$15,242,208	$87,002,684
Withdrawals	(46,238,305)	(54,709,084)

Net increase (decrease) in net assets from capital transactions	$(30,996,097)	$32,293,600

Net decrease in net assets	$(13,393,658)	$(78,421,565)

Net Assets

At beginning of year	$140,509,552	$218,931,117

At end of year	$127,115,894	$140,509,552

See notes to financial statements

21

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007		2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.76%	0.76%	0.72%		0.76%	0.77%
Net investment income	0.39%	0.54%	2.24	%(3)	0.59%	0.10%
Portfolio Turnover	205%	283%	157%		181%	217%

Total Return	21.24%	(43.60)%	44.75%		20.69%	8.71%

Net assets, end of year (000’s omitted)	$127,116	$140,510	$218,931		$150,563	$135,774

(1)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Includes special dividends equal to 1.85% of average daily net assets.

See notes to financial statements

22

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 57.9% and 42.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

23

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR, a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $760,996 of which $21,649 was allocated from Cash Management and $739,347 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees

24

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $237,279,495 and $270,905,735, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$99,440,887

Gross unrealized appreciation	$22,458,489
Gross unrealized depreciation	(3,778,635)

Net unrealized appreciation	$18,679,854

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $8,960 for the year ended October 31, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At October 31, 2009, the Portfolio had no securities on loan.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks
Consumer Discretionary	$35,395,898	$—	$—	$35,395,898
Consumer Staples	5,466,800	—	—	5,466,800
Energy	12,337,712	5,586	—	12,343,298
Financials	14,369,009	16,810	—	14,385,819
Health Care	6,961,624	—	—	6,961,624
Industrials	8,003,449	3,363	—	8,006,812
Information Technology	17,810,957	—	—	17,810,957

25

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks (continued)
Materials	$5,234,713	$—		$—	$5,234,713
Telecommunication Services	7,796,200	—		—	7,796,200

Total Common Stocks	$113,376,362	$25,759	*	$—	$113,402,121

Investment Funds	$2,606,833	$—		$—	$2,606,833
Short-Term Investments	2,111,787	—		—	2,111,787

Total Investments	$118,094,982	$25,759		$—	$118,120,741

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 16, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

26

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Multi-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2009

27

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

29

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees (including administrative fees) and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

30

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Arieh Coll 11/9/63	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

32

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

824-12/09	TMCAPSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED SMALL-CAP FUND

Miscellaneous
Income
1099-MISC

Annual Report October 31, 2009 EATON VANCE TAX-MANAGED SMALL-CAP FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (“the SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Nancy Tooke, CFA,
Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.
•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. During that seven-month period, the Fund’s1 primary benchmark, the S&P SmallCap 600, performed even better, outpacing the broader S&P 500 Index. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the S&P SmallCap 600 returned 5.56%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%. In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.[2]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending October 31, 2009, seven of the 10 sectors in the S&P SmallCap 600 Index (the Index) registered positive absolute returns. The cyclical consumer discretionary and information technology sectors posted the strongest gains, early beneficiaries of renewed optimism that the financial crisis and economy had stabilized. Driven by an increase in infrastructure spending, the materials sector performed well, as did the consumer staples sector, as consumer confidence gradually improved. Telecommunication services was by far the worst-performing sector for the Index, followed by financials.
•	The Fund posted positive returns for the year, outperforming the Index as well as its secondary benchmark, the small-cap Russell 2000 Index. The financials sector contributed most to the Fund’s relative performance for the year, primarily due to an underweight to commercial banks and stock selection in IT services and capital markets. The Fund’s avoidance of the thrifts and mortgage finance industry further added to returns.

Total Return Performance
10/31/08 - 10/31/09

Class A3	11.10%
Class B3	10.31
Class C3	10.35
Class I3	-3.86	*
S&P SmallCap 600 Index[2]	5.56
Russell 2000 Index[2]	6.46
Lipper Small-Cap Core Funds Average[2]	11.82

*	Performance is cumulative since share class inception on 10/1/09.
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests in a separately registered investment company, Tax-Managed Small-Cap Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

1

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	In the materials sector, an overweighted allocation versus the Index was beneficial, given the strong performance of the group for the year. This, along with stock selection - particularly in metals & mining - helped relative returns. The information technology sector told a similar story, with the Fund’s overweighting and stock selection helping performance.
•	While the Fund was significantly overweighted in the poor-performing energy sector, stock selection boosted relative performance, especially in oil, gas & consumable fuels. In utilities, both a below-benchmark allocation and security selection were beneficial.
•	The Fund’s consumer discretionary investments detracted most from performance due to an underweighting of the sector and weak stock selection, especially in the textiles, apparel & luxury goods industry, hotels & restaurants, and specialty retailers. Stock selection in distributors and media, however, helped to mitigate the loss somewhat.
•	A significant overweighting to the consumer staples sector, along with weak stock selection, also detracted from performance, as did weak stock selection in the industrials sector.
•	Management continued to focus on stocks of companies with strong balance sheets, competitive positions and superior managements, who can navigate the current climate. We believe our research-driven investment process can serve shareholders well over the long term.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings[1]

By net assets

IAMGOLD Corp.	2.2%
CARBO Ceramics, Inc.	2.1
Perrigo Co.	2.1
Mead Johnson Nutrition Co., Class A	2.1
Hanesbrands, Inc.	2.0
Sybase, Inc.	2.0
Euronet Worldwide, Inc.	2.0
Church & Dwight Co., Inc.	2.0
Walter Energy, Inc.	2.0
FLIR Systems, Inc.	1.9

[1]	Top 10 Holdings represented 20.4% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P SmallCap 600 Index, a broad-based, unmanaged market index of 600 small-capitalization stocks traded in the U.S., and the Russell 2000 Index, a market capitalization weighted index of 2,000 small company stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the S&P SmallCap 600 Index and the Russell 2000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMGX	EMMGX	ECMGX	EIMGX

Average Annual Total Returns (at net asset value)
One Year	11.10%	10.31%	10.35%	N.A.
Five Years	4.34	3.57	3.58	N.A.
Ten Years	-1.12	-1.86	-1.86	N.A.
Life of Fund†	1.31	0.56	0.53	-3.86††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	4.74%	5.31%	9.35%	N.A.
Five Years	3.10	3.22	3.58	N.A.
Ten Years	-1.71	-1.86	-1.86	N.A.
Life of Fund†	0.82	0.56	0.53	-3.86 ††

†	Inception Dates — Class A: 9/25/97; Class B: 9/29/97; Class C: 9/29/97; Class I: 10/1/09

††	Returns are cumulative since inception of the share class on 10/1/09.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.27%	2.02%	2.02%	1.02%

[2]	Source: Prospectus dated 3/1/09, as supplemented.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/25/97.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/99 would have been valued at $8,288 and $8,289, respectively, on 10/31/09. A $10,000 hypothetical investment at net asset value in Class I shares on 10/1/09 (commencement of operations) would have been valued at $9,614 on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	11.10%	4.34%	-1.12%
Return After Taxes on Distributions	11.10	4.34	-1.12
Return After Taxes on Distributions and Sale of Fund Shares	7.22	3.73	-0.95
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	4.74%	3.10%	-1.71%
Return After Taxes on Distributions	4.74	3.10	-1.71
Return After Taxes on Distributions and Sale of Fund Shares	3.08	2.66	-1.43
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	10.35%	3.58%	-1.86%
Return After Taxes on Distributions	10.35	3.58	-1.86
Return After Taxes on Distributions and Sale of Fund Shares	6.73	3.07	-1.56
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	9.35%	3.58%	-1.86%
Return After Taxes on Distributions	9.35	3.58	-1.86
Return After Taxes on Distributions and Sale of Fund Shares	6.08	3.07	-1.56
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	10.31%	3.57%	-1.86%
Return After Taxes on Distributions	10.31	3.57	-1.86
Return After Taxes on Distributions and Sale of Fund Shares	6.70	3.06	-1.56
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	5.31%	3.22%	-1.86%
Return After Taxes on Distributions	5.31	3.22	-1.86
Return After Taxes on Distributions and Sale of Fund Shares	3.45	2.76	-1.56
Class A of the Fund commenced investment operations on 9/25/97, and Class B and Class C of the Fund commenced investment operations on 9/29/97. Class I after-tax returns were not provided because the class has less than a full year of operations. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,184.00	$7.60
Class B	$1,000.00	$1,181.00	$11.71
Class C	$1,000.00	$1,180.50	$11.71
Class I	$1,000.00	$961.40	$0.99

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.20	$7.02
Class B	$1,000.00	$1,014.50	$10.82
Class C	$1,000.00	$1,014.50	$10.82
Class I	$1,000.00	$1,019.20	$6.06

*	Class I had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.38% for Class A shares, 2.13% for Class B shares, 2.13% for Class C shares and 1.19% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 31/365 for Class I (to reflect the period from commencement of operations on October 1, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.38% for Class A shares, 2.13% for Class B shares, 2.13% for Class C shares and 1.19% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $106,700,385)	$116,289,887
Receivable for Fund shares sold	199,609

Total assets	$116,489,496

Liabilities

Payable for Fund shares redeemed	$267,944
Payable to affiliates:
Distribution and service fees	45,766
Trustees’ fees	42
Accrued expenses	94,564

Total liabilities	$408,316

Net Assets	$116,081,180

Sources of Net Assets

Paid-in capital	$195,582,414
Accumulated net realized loss from Portfolio	(89,090,736)
Net unrealized appreciation from Portfolio	9,589,502

Total	$116,081,180

Class A Shares

Net Assets	$85,422,267
Shares Outstanding	7,293,532
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.71
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.42

Class B Shares

Net Assets	$5,805,108
Shares Outstanding	542,633
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.70

Class C Shares

Net Assets	$22,931,139
Shares Outstanding	2,152,001
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.66

Class I Shares

Net Assets	$1,922,666
Shares Outstanding	164,179
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.71

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio	$763,594
Interest allocated from Portfolio	28,787
Expenses allocated from Portfolio	(793,529)

Total investment loss from Portfolio	$(1,148)

Expenses

Distribution and service fees
Class A	$194,205
Class B	75,707
Class C	206,519
Trustees’ fees and expenses	500
Custodian fee	26,222
Transfer and dividend disbursing agent fees	277,596
Legal and accounting services	24,061
Printing and postage	59,362
Registration fees	69,583
Miscellaneous	9,570

Total expenses	$943,325

Net investment loss	$(944,473)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(33,850,682)

Net realized loss	$(33,850,682)

Change in unrealized appreciation (depreciation) —
Investments	$45,441,750

Net change in unrealized appreciation (depreciation)	$45,441,750

Net realized and unrealized gain	$11,591,068

Net increase in net assets from operations	$10,646,595

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment loss	$(944,473)	$(1,450,030)
Net realized gain (loss) from investment and foreign currency transactions	(33,850,682)	3,208,056
Net change in unrealized appreciation (depreciation) from investments	45,441,750	(66,399,130)

Net increase (decrease) in net assets from operations	$10,646,595	$(64,641,104)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$27,628,658	$73,684,612
Class B	230,043	1,203,596
Class C	4,035,854	10,441,118
Class I	2,083,246	—
Cost of shares redeemed
Class A	(36,546,381)	(26,016,142)
Class B	(2,105,752)	(5,497,834)
Class C	(6,109,461)	(6,125,683)
Class I	(39,716)	—
Net asset value of shares exchanged
Class A	4,438,358	11,907,223
Class B	(4,438,358)	(11,907,223)

Net increase (decrease) in net assets from Fund share transactions	$(10,823,509)	$47,689,667

Net decrease in net assets	$(176,914)	$(16,951,437)

Net Assets

At beginning of year	$116,258,094	$133,209,531

At end of year	$116,081,180	$116,258,094

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009		2008	2007	2006		2005

Net asset value — Beginning of year	$10.540		$16.140	$12.520	$10.300		$9.470

Income (Loss) From Operations

Net investment loss(1)	$(0.070	)(2)	$(0.120)	$(0.117)	$(0.073)		$(0.105)
Net realized and unrealized gain (loss)	1.240		(5.480)	3.737	2.293		0.935

Total income (loss) from operations	$1.170		$(5.600)	$3.620	$2.200		$0.830

Net asset value — End of year	$11.710		$10.540	$16.140	$12.520		$10.300

Total Return(3)	11.10%		(34.70)%	28.91%	21.55%		8.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$85,422		$80,868	$65,185	$46,895		$24,855
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.44%		1.27%	1.34%	1.41	%(6)	1.44	%(6)
Net investment loss	(0.70	)%(2)	(0.80)%	(0.82)%	(0.63)%		(1.04)%
Portfolio Turnover of the Portfolio	95%		93%	78%	99%		223%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.78)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009		2008	2007	2006		2005

Net asset value — Beginning of year	$9.700		$14.950	$11.690	$9.680		$8.980

Income (Loss) From Operations

Net investment loss(1)	$(0.123	)(2)	$(0.216)	$(0.205)	$(0.152)		$(0.170)
Net realized and unrealized gain (loss)	1.123		(5.034)	3.465	2.162		0.870

Total income (loss) from operations	$1.000		$(5.250)	$3.260	$2.010		$0.700

Net asset value — End of year	$10.700		$9.700	$14.950	$11.690		$9.680

Total Return(3)	10.31%		(35.12)%	27.89%	20.76%		7.80%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$5,805		$12,352	$36,554	$43,053		$47,222
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.20%		2.02%	2.09%	2.16	%(6)	2.19	%(6)
Net investment loss	(1.37	)%(2)	(1.55)%	(1.56)%	(1.40)%		(1.79)%
Portfolio Turnover of the Portfolio	95%		93%	78%	99%		223%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.50)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009		2008	2007	2006		2005

Net asset value — Beginning of year	$9.660		$14.900	$11.650	$9.650		$8.940

Income (Loss) From Operations

Net investment loss(1)	$(0.132	)(2)	$(0.215)	$(0.206)	$(0.150)		$(0.170)
Net realized and unrealized gain (loss)	1.132		(5.025)	3.456	2.150		0.880

Total income (loss) from operations	$1.000		$(5.240)	$3.250	$2.000		$0.710

Net asset value — End of year	$10.660		$9.660	$14.900	$11.650		$9.650

Total Return(3)	10.35%		(35.17)%	27.90%	20.72%		7.94%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$22,931		$23,037	$31,471	$26,681		$18,341
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.19%		2.02%	2.09%	2.16	%(6)	2.19	%(6)
Net investment loss	(1.44	)%(2)	(1.55)%	(1.57)%	(1.38)%		(1.79)%
Portfolio Turnover of the Portfolio	95%		93%	78%	99%		223%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.52)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$12.180

Income (Loss) From Operations

Net investment loss(2)	$(0.008)
Net realized and unrealized loss	(0.462)

Total loss from operations	$(0.470)

Net asset value — End of period	$11.710

Total Return(3)	(3.86	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,923
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.19	%(7)
Net investment loss	(0.79	)%(7)
Portfolio Turnover of the Portfolio	95	%(8)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (71.3% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $91,471,354 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($57,501,413) and October 31, 2017 ($33,969,941).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2009, accumulated net realized loss was decreased by $42,030,467, accumulated net investment loss was decreased by $944,473 and paid-in capital was decreased by $42,974,940 due to differences between book and tax accounting, primarily for net operating losses and expired capital loss carryforwards. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(91,471,354)
Net unrealized appreciation	$11,970,120

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $15,521 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,098 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $194,205 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding

13

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $56,780 and $154,889 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $6,939,000 and $11,542,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $18,927 and $51,630 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $1,000, $11,000 and $8,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $28,259,129 and $38,453,518, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	2,798,413	4,818,451
Redemptions	(3,652,390)	(1,974,673)
Exchange from Class B shares	477,705	786,797

Net increase (decrease)	(376,272)	3,630,575

	Year Ended October 31,
Class B	2009	2008

Sales	26,007	83,828
Redemptions	(236,086)	(402,480)
Exchange to Class A shares	(520,465)	(852,798)

Net decrease	(730,544)	(1,171,450)

	Year Ended October 31,
Class C	2009	2008

Sales	457,619	745,999
Redemptions	(689,785)	(474,322)

Net increase (decrease)	(232,166)	271,677

	Period Ended
Class I	October 31, 2009(1)

Sales	167,481
Redemptions	(3,302)

Net increase	164,179

(1)	Class I commenced operations on October 1, 2009.

14

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 15, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Tax-Managed
Small-Cap Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2009

16

Tax-Managed Small-Cap Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.8%

Security	Shares	Value

Aerospace & Defense — 1.7%

Alliant Techsystems, Inc.(1)	34,770	$2,704,411

		$2,704,411

Air Freight & Logistics — 0.8%

Hub Group, Inc., Class A(1)	54,450	$1,353,627

		$1,353,627

Auto Components — 0.8%

Dana Holding Corp.(1)	217,580	$1,231,503

		$1,231,503

Beverages — 1.0%

Central European Distribution Corp.(1)	52,610	$1,636,697

		$1,636,697

Biotechnology — 0.7%

Martek Biosciences Corp.(1)	67,410	$1,210,684

		$1,210,684

Building Products — 1.6%

Armstrong World Industries, Inc.(1)	68,270	$2,543,058

		$2,543,058

Capital Markets — 2.4%

Affiliated Managers Group, Inc.(1)	42,590	$2,704,039
Artio Global Investors, Inc.(1)	53,280	1,252,613

		$3,956,652

Chemicals — 3.3%

Calgon Carbon Corp.(1)	173,140	$2,742,538
Terra Industries, Inc.	83,130	2,641,040

		$5,383,578

Commercial Banks — 0.3%

Iberiabank Corp.	7,040	$304,902
Sterling Bancshares, Inc.	36,770	204,809

		$509,711

Commercial Services & Supplies — 2.3%

Bowne & Co., Inc.(1)	181,389	$1,184,470
Clean Harbors, Inc.(1)	45,010	2,540,815

		$3,725,285

Communications Equipment — 1.9%

Brocade Communications Systems, Inc.(1)	354,420	$3,040,924

		$3,040,924

Computers & Peripherals — 1.7%

Stratasys, Inc.(1)	178,205	$2,812,075

		$2,812,075

Construction & Engineering — 3.3%

Foster Wheeler AG(1)	83,890	$2,348,081
Shaw Group, Inc. (The)(1)	38,900	998,174
Tutor Perini Corp.(1)	112,970	1,993,921

		$5,340,176

Distributors — 1.5%

LKQ Corp.(1)	144,860	$2,501,732

		$2,501,732

Electronic Equipment, Instruments & Components — 5.1%

FLIR Systems, Inc.(1)	111,180	$3,091,916
National Instruments Corp.	102,830	2,745,561
Trimble Navigation, Ltd.(1)	120,680	2,530,659

		$8,368,136

Energy Equipment & Services — 4.5%

CARBO Ceramics, Inc.	59,400	$3,468,366
Dril-Quip, Inc.(1)	61,870	3,006,263
Superior Well Services, Inc.(1)	86,370	916,386

		$7,391,015

Food Products — 3.2%

Corn Products International, Inc.	93,780	$2,642,720
Ralcorp Holdings, Inc.(1)	47,440	2,547,528

		$5,190,248

See notes to financial statements

17

Tax-Managed Small-Cap Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 3.8%

IDEXX Laboratories, Inc.(1)	49,940	$2,552,933
West Pharmaceutical Services, Inc.	31,970	1,261,856
Wright Medical Group, Inc.(1)	148,750	2,417,187

		$6,231,976

Health Care Providers & Services — 1.5%

VCA Antech, Inc.(1)	101,390	$2,415,110

		$2,415,110

Hotels, Restaurants & Leisure — 3.1%

Bally Technologies, Inc.(1)	67,420	$2,655,674
Scientific Games Corp., Class A(1)	165,910	2,334,353

		$4,990,027

Household Durables — 1.0%

Tempur-Pedic International, Inc.(1)	86,160	$1,668,919

		$1,668,919

Household Products — 2.0%

Church & Dwight Co., Inc.	57,440	$3,267,187

		$3,267,187

Insurance — 1.5%

HCC Insurance Holdings, Inc.	93,440	$2,465,882

		$2,465,882

Internet Software & Services — 1.2%

Akamai Technologies, Inc.(1)	85,270	$1,875,940

		$1,875,940

IT Services — 3.5%

Euronet Worldwide, Inc.(1)	138,860	$3,284,039
ManTech International Corp., Class A(1)	55,650	2,440,809

		$5,724,848

Life Sciences Tools & Services — 0.7%

Bruker Corp.(1)	111,610	$1,209,852

		$1,209,852

Machinery — 0.7%

Bucyrus International, Inc.	26,590	$1,181,128

		$1,181,128

Media — 1.1%

Arbitron, Inc.	85,160	$1,846,269

		$1,846,269

Metals & Mining — 4.2%

IAMGOLD Corp.	267,220	$3,513,943
Walter Energy, Inc.	55,470	3,244,995

		$6,758,938

Multi-Utilities — 1.4%

CMS Energy Corp.	174,570	$2,321,781

		$2,321,781

Multiline Retail — 1.6%

Big Lots, Inc.(1)	106,540	$2,668,827

		$2,668,827

Oil, Gas & Consumable Fuels — 5.3%

Brigham Exploration Co.(1)	202,940	$1,927,930
Petrohawk Energy Corp.(1)	54,230	1,275,490
Pioneer Natural Resources Co.	43,360	1,782,529
Range Resources Corp.	41,535	2,078,827
SandRidge Energy, Inc.(1)	159,520	1,631,890

		$8,696,666

Paper & Forest Products — 1.5%

Schweitzer-Mauduit International, Inc.	46,580	$2,405,857

		$2,405,857

Personal Products — 3.7%

Chattem, Inc.(1)	41,710	$2,643,163
Mead Johnson Nutrition Co., Class A	79,590	3,345,963

		$5,989,126

Pharmaceuticals — 3.3%

King Pharmaceuticals, Inc.(1)	200,950	$2,035,623
Perrigo Co.	90,610	3,369,786

		$5,405,409

See notes to financial statements

18

Tax-Managed Small-Cap Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Professional Services — 3.0%

FTI Consulting, Inc.(1)	63,610	$2,595,924
Robert Half International, Inc.	97,710	2,266,872

		$4,862,796

Road & Rail — 2.5%

Genesee & Wyoming, Inc., Class A(1)	42,430	$1,230,894
Kansas City Southern(1)	113,790	2,757,132

		$3,988,026

Semiconductors & Semiconductor Equipment — 4.4%

Atheros Communications, Inc.(1)	45,900	$1,130,058
Cirrus Logic, Inc.(1)	240,280	1,162,955
Teradyne, Inc.(1)	224,018	1,875,031
Tessera Technologies, Inc.(1)	88,230	1,950,765
Varian Semiconductor Equipment Associates, Inc.(1)	39,600	1,124,244

		$7,243,053

Software — 3.6%

Sybase, Inc.(1)	83,229	$3,292,539
Synopsys, Inc.(1)	115,200	2,534,400

		$5,826,939

Specialty Retail — 3.1%

Advance Auto Parts, Inc.	58,060	$2,163,316
Hibbett Sports, Inc.(1)	65,360	1,224,846
Jo-Ann Stores, Inc.(1)	61,820	1,645,648

		$5,033,810

Textiles, Apparel & Luxury Goods — 2.0%

Hanesbrands, Inc.(1)	154,163	$3,333,004

		$3,333,004

Total Common Stocks
(identified cost $134,354,350)		$156,310,882

Private Placements — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%

Nevada Pacific Mining Co.(1)(2)(3)	80,000	$0

		$0

Total Private Placements
(identified cost $80,000)		$0

Special Warrants — 0.1%

Security	Shares	Value

Metals & Mining — 0.1%

Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$90,000

		$90,000

Total Special Warrants
(identified cost $480,000)		$90,000

Short-Term Investments — 3.3%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(4)	5,432	5,431,653

Total Short-Term Investments
(identified cost $5,431,653)		$5,431,653

Total Investments — 99.2%
(identified cost $140,346,003)		$161,832,535

Other Assets, Less Liabilities — 0.8%		$1,223,757

Net Assets — 100.0%		$163,056,292

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

(2)	Restricted security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

19

Tax-Managed Small-Cap Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $134,914,350)	$156,400,882
Affiliated investment, at value (identified cost, $5,431,653)	5,431,653
Dividends receivable	15,807
Receivable for investments sold	2,312,498

Total assets	$164,160,840

Liabilities

Payable for investments purchased	$919,686
Payable to affiliates:
Investment adviser fee	91,906
Trustees’ fees	540
Accrued expenses	92,416

Total liabilities	$1,104,548

Net Assets applicable to investors’ interest in Portfolio	$163,056,292

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$141,569,760
Net unrealized appreciation	21,486,532

Total	$163,056,292

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends	$1,047,720
Interest income allocated from affiliated investment	39,391
Expenses allocated from affiliated investment	(22,051)

Total investment income	$1,065,060

Expenses

Investment adviser fee	$891,659
Trustees’ fees and expenses	6,603
Custodian fee	109,801
Legal and accounting services	53,519
Miscellaneous	8,344

Total expenses	$1,069,926

Net investment loss	$(4,866)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(44,312,234)

Net realized loss	$(44,312,234)

Change in unrealized appreciation (depreciation) —
Investments	$60,538,806

Net change in unrealized appreciation (depreciation)	$60,538,806

Net realized and unrealized gain	$16,226,572

Net increase in net assets from operations	$16,221,706

See notes to financial statements

20

Tax-Managed Small-Cap Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment loss	$(4,866)	$(507,854)
Net realized gain (loss) from investment and foreign currency transactions	(44,312,234)	5,110,744
Net change in unrealized appreciation (depreciation) from investments	60,538,806	(89,195,076)

Net increase (decrease) in net assets from operations	$16,221,706	$(84,592,186)

Capital transactions —
Contributions	$29,224,452	$92,270,609
Withdrawals	(39,532,379)	(38,574,422)

Net increase (decrease) in net assets from capital transactions	$(10,307,927)	$53,696,187

Net increase (decrease) in net assets	$5,913,779	$(30,895,999)

Net Assets

At beginning of year	$157,142,513	$188,038,512

At end of year	$163,056,292	$157,142,513

See notes to financial statements

21

Tax-Managed Small-Cap Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009		2008	2007	2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.75%		0.74%	0.74%	0.74	%(2)	0.74	%(2)
Net investment income (loss)	(0.00	)%(3)(4)	(0.27)%	(0.22)%	0.01%		(0.34)%
Portfolio Turnover	95%		93%	78%	99%		223%

Total Return	11.86%		(34.33)%	29.67%	22.33%		9.52%

Net assets, end of year (000’s omitted)	$163,056		$157,143	$188,039	$159,050		$153,121

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% and 0.01% of average daily net assets for the years ended October 31, 2006 and 2005, respectively).

(3)	Amount is less than (0.005)%.

(4)	Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.09)%.

See notes to financial statements

22

Tax-Managed Small-Cap Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 71.3% and 28.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

23

Tax-Managed Small-Cap Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $912,564 of which $20,905 was allocated from Cash Management and $891,659 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.625% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees

24

Tax-Managed Small-Cap Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $136,153,494 and $147,914,326, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$140,614,627

Gross unrealized appreciation	$28,143,581
Gross unrealized depreciation	(6,925,673)

Net unrealized appreciation	$21,217,908

5   Restricted Securities

At October 31, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Private Placements

Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$0

			$80,000	$0

Special Warrants

Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$90,000

			$480,000	$90,000

Total Restricted Securities				$90,000

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

25

Tax-Managed Small-Cap Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$156,310,882	$—	$—	$156,310,882
Private Placements	—	—	0	0
Special Warrants	—	—	90,000	90,000
Short-Term Investments	5,431,653	—	—	5,431,653

Total Investments	$161,742,535	$—	$90,000	$161,832,535

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

		Investments in
	Investments in	Special
	Private Placements	Warrants	Total

Balance as of October 31, 2008	$56,000	$180,000	$236,000
Realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)*	(56,000)	(90,000)	(146,000)
Net purchases (sales)	—	—	—
Accrued discount (premium)	—	—	—
Net transfers to (from) Level 3	—	—	—

Balance as of October 31, 2009	$0	$90,000	$90,000

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$(56,000)	$(90,000)	$(146,000)

*	Amount is included in the related amount on investments in the Statement of Operations.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 15, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

26

Tax-Managed Small-Cap Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Small-Cap Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2009

27

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Small-Cap Portfolio (formerly, Tax-Managed Small-Cap Growth Portfolio) (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Small-Cap Fund (formerly, Eaton Vance Tax-Managed Small-Cap Growth Fund) (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

29

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable, including any administrative fee rates, payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to continue to share such benefits equitably.

30

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his and her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

31

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

32

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 10/25/46	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and small- and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Previously, Executive Vice President and portfolio manager with Schroder Investment Management North America, Inc. (1994-2004). Officer of 3 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

33

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Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

130-12/09	MGSRC

Annual Report October 31 , 2009 EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) will (if applicable) file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009
M A N A G E M E N T ’ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E
Economic and Market Conditions

Gregory R. Greene, CFA
Lead Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.

•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.

•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 posted a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%.[1] In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	For the year ending October 31, 2009, seven of the 10 sectors in the Russell 2000 Value Index (the Index) registered a modest absolute return that lagged the broader market.[1] Driven by an increase in infrastructure spending, the materials sector posted the strongest gains. The cyclical information technology and consumer discretionary sectors also performed well, early beneficiaries of renewed optimism that the financial crisis and economy had stabilized. Financials was the worst-performing sector for the Index, with shares of commercial banks in particular proving a drag on returns.

•	The Fund[2] posted positive returns for the same period, solidly outperforming the Index (except for Class I shares, which had less than one year of performance). Financials contributed most to the Fund’s relative returns for the year, due to a significant underweight allocation as compared to the Index and stock selection in commercial banks. Good performance from two energy equipment and services stocks held by the Fund but not represented in the Index also helped performance,
Total Return Performance
10/31/08 — 10/31/09

Class A3	5.36%
Class B3	4.56
Class C3	4.55
Class I3	-2.68	*
Russell 2000 Value Index[1]	1.96
Lipper Small-Cap Value Funds Average[1]	12.35

*	Performance since share class inception on 10/1/09.
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Small-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

1

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009
M A N A G E M E N T ’ S  D I S C U S S I O N  O F  F U N D  P E R F O R M A N C E
as did an overweighting in the resurgent consumer discretionary sector.
•	Fund performance relative to the Index was restrained by consumer staples stocks, particularly a food products company that had poorer-than-expected earnings. Health care stocks also detracted from performance, due to both an overweight allocation and stock selection. Stocks in the health care equipment and supplies industry were among the poorer performers. The Fund owned several names in this group that were not represented in the Index, dampening relative returns.
•	We continue to be optimistic about the long-term prospects for the market but cautious in the short term. The snap-back recovery has brought the market far in a short period of time, and while we believe the market had been oversold, we now, as always, have to position the Fund for the future. As always, we remain committed to finding well managed, inexpensive companies with strong balance sheets and cash flow in order to achieve long-term, after-tax returns for Fund shareholders.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By net assets

Washington Federal, Inc.	2.7%
Cleco Corp.	2.5
MAXIMUS, Inc.	2.5
Gardner Denver, Inc.	2.5
Tupperware Brands Corp.	2.4
Teleflex, Inc.	2.3
West Pharmaceutical Services, Inc.	2.3
Prosperity Bancshares, Inc.	2.3
AptarGroup, Inc.	2.3
Trustmark Corp.	2.3

[1]	Top 10 Holdings represented 24.1% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009
F U N D  P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, a market capitalization weighted index of small-capitalization stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ESVAX	ESVBX	ESVCX	ESVIX
Average Annual Total Returns (at net asset value)
One Year	5.36%	4.56%	4.55%	N.A.
Five Years	3.03	2.26	2.26	N.A.
Life of Fund†	5.53	4.76	4.77	-2.68	††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-0.66%	-0.44%	3.55%	N.A.
Five Years	1.82	1.94	2.26	N.A.
Life of Fund†	4.71	4.76	4.77	-2.68	††

†	Inception date — Class A, Class B and Class C: 3/4/02; Class I: 10/1/09

††	Returns are cumulative since inception of the share class on 10/1/09.

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% - 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value. Absent an allocation of expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	1.97%	2.72%	2.72%	1.72%
Net Expense Ratio	1.65	2.40	2.40	1.40

[2]	Source: Prospectus dated 3/1/09, as supplemented 9/30/09. The Net Expense Ratio reflects a contractual expense reimbursement that continues through 4/30/10. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, expenses would be higher.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02.
A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $14,282 and $14,292, respectively, on 10/31/09. A $10,000 hypothetical investment at net asset value in Class I shares on 10/1/09 (commencement of operations) would have been valued at $9,732 on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009
F U N D  P E R F O R M A N C E
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	5.36%	3.03%	5.53%
Return After Taxes on Distributions	5.36	2.34	5.07
Return After Taxes on Distributions and Sale of Fund Shares	3.48	2.67	4.86
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-0.66%	1.82%	4.71%
Return After Taxes on Distributions	-0.66	1.14	4.26
Return After Taxes on Distributions and Sale of Fund Shares	-0.43	1.62	4.14
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.56%	2.26%	4.76%
Return After Taxes on Distributions	4.56	1.56	4.29
Return After Taxes on Distributions and Sale of Fund Shares	2.96	2.02	4.19
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-0.44%	1.94%	4.76%
Return After Taxes on Distributions	-0.44	1.22	4.29
Return After Taxes on Distributions and Sale of Fund Shares	-0.29	1.74	4.19
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.55%	2.26%	4.77%
Return After Taxes on Distributions	4.55	1.55	4.30
Return After Taxes on Distributions and Sale of Fund Shares	2.96	2.02	4.20
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	3.55%	2.26%	4.77%
Return After Taxes on Distributions	3.55	1.55	4.30
Return After Taxes on Distributions and Sale of Fund Shares	2.31	2.02	4.20
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Class I after-tax returns were not provided because the class has less than a full year of operations. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual*
Class A	$1,000.00	$1,174.20	$9.04	***
Class B	$1,000.00	$1,169.60	$13.12	***
Class C	$1,000.00	$1,169.40	$13.12	***
Class I	$1,000.00	$973.20	$1.17	***

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,016.90	$8.39	***
Class B	$1,000.00	$1,013.10	$12.18	***
Class C	$1,000.00	$1,013.10	$12.18	***
Class I	$1,000.00	$1,018.10	$7.12	***

*	Class I had not commenced operations as of May 1, 2009. Actual expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 for Class A, Class B and Class C (to reflect the one-half year period) and by 31/365 for Class I (to reflect the period from commencement of operations on October 1, 2009 to October 31, 2009). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009 (September 30, 2009 for Class I). The Example reflects the expenses of both the Fund and the Portfolio.

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $26,754,494)	$31,604,354
Receivable for Fund shares sold	76,886
Receivable from affiliate	28,806

Total assets	$31,710,046

Liabilities

Payable for Fund shares redeemed	$72,189
Payable to affiliates:
Administration fee	4,193
Distribution and service fees	12,922
Trustees’ fees	42
Accrued expenses	40,646

Total liabilities	$129,992

Net Assets	$31,580,054

Sources of Net Assets

Paid-in capital	$28,547,734
Accumulated net realized loss from Portfolio	(1,817,540)
Net unrealized appreciation from Portfolio	4,849,860

Total	$31,580,054

Class A Shares

Net Assets	$21,727,395
Shares Outstanding	1,810,551
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.00
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.73

Class B Shares

Net Assets	$2,638,253
Shares Outstanding	234,788
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.24

Class C Shares

Net Assets	$6,317,462
Shares Outstanding	561,546
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.25

Class I Shares

Net Assets	$896,944
Shares Outstanding	74,736
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.00

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio	$503,260
Interest allocated from Portfolio	259
Expenses allocated from Portfolio	(306,773)

Total investment income from Portfolio	$196,746

Expenses

Administration fee	$40,568
Distribution and service fees
Class A	47,502
Class B	26,108
Class C	53,621
Trustees’ fees and expenses	500
Custodian fee	12,883
Transfer and dividend disbursing agent fees	55,967
Legal and accounting services	16,432
Printing and postage	22,449
Registration fees	59,531
Miscellaneous	11,052

Total expenses	$346,613

Deduct —
Allocation of expenses to affiliate	$147,401

Total expense reductions	$147,401

Net expenses	$199,212

Net investment loss	$(2,466)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(1,095,550)

Net realized loss	$(1,095,550)

Change in unrealized appreciation (depreciation) —
Investments	$2,989,518

Net change in unrealized appreciation (depreciation)	$2,989,518

Net realized and unrealized gain	$1,893,968

Net increase in net assets from operations	$1,891,502

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment loss	$(2,466)	$(90,956)
Net realized loss from investment transactions	(1,095,550)	(689,465)
Net change in unrealized appreciation (depreciation) from investments	2,989,518	(6,445,768)

Net increase (decrease) in net assets from operations	$1,891,502	$(7,226,189)

Distributions to shareholders —
From net realized gain
Class A	$—	$(1,783,471)
Class B	—	(595,814)
Class C	—	(673,040)

Total distributions to shareholders	$—	$(3,052,325)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$10,918,543	$8,336,836
Class B	443,819	342,683
Class C	2,200,272	1,451,061
Class I	947,942	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	—	1,488,333
Class B	—	464,355
Class C	—	531,411
Cost of shares redeemed
Class A	(8,843,036)	(5,434,692)
Class B	(912,594)	(1,394,883)
Class C	(1,565,217)	(1,539,228)
Class I	(2,956)	—
Net asset value of shares exchanged
Class A	393,125	503,874
Class B	(393,125)	(503,874)

Net increase in net assets from Fund share transactions	$3,186,773	$4,245,876

Net increase (decrease) in net assets	$5,078,275	$(6,032,638)

Net Assets

At beginning of year	$26,501,779	$32,534,417

At end of year	$31,580,054	$26,501,779

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$11.400	$16.050	$15.400	$14.640	$13.010

Income (Loss) From Operations

Net investment income (loss)(1)	$0.022	$(0.003)	$(0.058)	$(0.066)	$(0.087)
Net realized and unrealized gain (loss)	0.578	(3.146)	1.857	1.644	1.717

Total income (loss) from operations	$0.600	$(3.149)	$1.799	$1.578	$1.630

Less Distributions

From net realized gain	$—	$(1.501)	$(1.149)	$(0.818)	$—

Total distributions	$—	$(1.501)	$(1.149)	$(0.818)	$—

Net asset value — End of year	$12.000	$11.400	$16.050	$15.400	$14.640

Total Return(2)	5.36%	(21.61)%	12.30%	11.24%	12.53%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$21,727	$17,628	$18,978	$15,695	$14,303
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.65%	1.65%	1.69%	1.75%	1.75%
Net investment income (loss)	0.21%	(0.02)%	(0.37)%	(0.44)%	(0.61)%
Portfolio Turnover of the Portfolio	66%	103%	80%	49%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.55%, 0.32%, 0.32%, 0.26% and 0.28% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.750	$15.330	$14.870	$14.260	$12.770

Income (Loss) From Operations

Net investment loss(1)	$(0.049)	$(0.102)	$(0.168)	$(0.174)	$(0.189)
Net realized and unrealized gain (loss)	0.539	(2.977)	1.777	1.602	1.679

Total income (loss) from operations	$0.490	$(3.079)	$1.609	$1.428	$1.490

Less Distributions

From net realized gain	$—	$(1.501)	$(1.149)	$(0.818)	$—

Total distributions	$—	$(1.501)	$(1.149)	$(0.818)	$—

Net asset value — End of year	$11.240	$10.750	$15.330	$14.870	$14.260

Total Return(2)	4.56%	(22.15)%	11.41%	10.45%	11.67%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,638	$3,538	$6,412	$7,033	$7,802
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.40%	2.40%	2.44%	2.50%	2.50%
Net investment loss	(0.51)%	(0.79)%	(1.12)%	(1.20)%	(1.36)%
Portfolio Turnover of the Portfolio	66%	103%	80%	49%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.55%, 0.32%, 0.32%, 0.26% and 0.28% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009	2008	2007	2006	2005

Net asset value — Beginning of year	$10.760	$15.350	$14.880	$14.270	$12.780

Income (Loss) From Operations

Net investment loss(1)	$(0.053)	$(0.100)	$(0.169)	$(0.174)	$(0.189)
Net realized and unrealized gain (loss)	0.543	(2.989)	1.788	1.602	1.679

Total income (loss) from operations	$0.490	$(3.089)	$1.619	$1.428	$1.490

Less Distributions

From net realized gain	$—	$(1.501)	$(1.149)	$(0.818)	$—

Total distributions	$—	$(1.501)	$(1.149)	$(0.818)	$—

Net asset value — End of year	$11.250	$10.760	$15.350	$14.880	$14.270

Total Return(2)	4.55%	(22.19)%	11.47%	10.44%	11.66%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$6,317	$5,336	$7,145	$7,805	$6,968
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.40%	2.40%	2.44%	2.50%	2.50%
Net investment loss	(0.54)%	(0.78)%	(1.12)%	(1.19)%	(1.36)%
Portfolio Turnover of the Portfolio	66%	103%	80%	49%	24%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.55%, 0.32%, 0.32%, 0.26% and 0.28% of average daily net assets for the years ended October 31, 2009, 2008, 2007, 2006 and 2005, respectively). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Period Ended
	October 31, 2009(1)

Net asset value — Beginning of period	$12.330

Income (Loss) From Operations

Net investment loss(2)	$(0.001)
Net realized and unrealized loss	(0.329)

Total loss from operations	$(0.330)

Less Distributions

From net realized gain	$—

Total distributions	$—

Net asset value — End of period	$12.000

Total Return(3)	(2.68	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$897
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.40	%(8)
Net investment loss	(0.07	)%(8)
Portfolio Turnover of the Portfolio	66	%(4)(9)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator subsidized certain operating expenses (equal to 0.58% of average daily net assets for the period ended October 31, 2009). A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (46.7% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $1,673,990 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($501,958) and October 31, 2017 ($1,172,032).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Long-term capital gains	$—	$3,052,325

During the year ended October 31, 2009, accumulated net investment loss was decreased by $2,466 and paid-in capital was decreased by $2,466 due to differences between book and tax accounting for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(1,673,990)
Net unrealized appreciation	$4,706,310

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $40,568. EVM and the sub-adviser of the Portfolio, Fox Asset Management LLC (Fox), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.65%, 2.40%, 2.40% and 1.40% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after April 30, 2010. Pursuant to this agreement, EVM and Fox were allocated $110,551 and $36,850, respectively, of the Fund’s operating expenses for the year ended October 31, 2009. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $3,078 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,081 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

13

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $47,502 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2009, the Fund paid or accrued to EVD $19,581 and $40,215 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2009, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $55,000 and $545,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $6,527 and $13,406 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $200, $1,700 and $600 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $12,184,304 and $9,187,781, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	1,079,505	635,154
Issued to shareholders electing to receive payments of distributions in Fund shares	—	103,717
Redemptions	(856,038)	(412,112)
Exchange from Class B shares	40,081	37,769

Net increase	263,548	364,528

14

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2009	2008

Sales	44,636	27,054
Issued to shareholders electing to receive payments of distributions in Fund shares	—	34,094
Redemptions	(96,340)	(110,917)
Exchange to Class A shares	(42,612)	(39,377)

Net decrease	(94,316)	(89,146)

	Year Ended October 31,
Class C	2009	2008

Sales	229,731	114,504
Issued to shareholders electing to receive payments of distributions in Fund shares	—	38,960
Redemptions	(164,041)	(123,128)

Net increase	65,690	30,336

	Period Ended
Class I	October 31, 2009(1)

Sales	74,975
Redemptions	(239)

Net increase	74,736

(1)	Class I commenced operations on October 1, 2009.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 17, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Tax-Managed
Small-Cap Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2009

16

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 92.3%

Security	Shares	Value

Auto Components — 1.4%

BorgWarner, Inc.	31,500	$955,080

		$955,080

Chemicals — 2.1%

RPM International, Inc.	81,200	$1,430,744

		$1,430,744

Commercial Banks — 8.5%

First Midwest Bancorp, Inc.	52,200	$542,880
Glacier Bancorp, Inc.	91,200	1,193,808
National Penn Bancshares, Inc.	91,800	515,916
Prosperity Bancshares, Inc.	43,900	1,571,181
Sterling Bancshares, Inc.	69,200	385,444
Trustmark Corp.	81,200	1,538,740

		$5,747,969

Commercial Services & Supplies — 1.4%

Brink’s Co. (The)	39,700	$942,081

		$942,081

Communications Equipment — 3.1%

Brocade Communications Systems, Inc.(1)	154,100	$1,322,178
NETGEAR, Inc.(1)	40,700	741,961

		$2,064,139

Construction & Engineering — 1.9%

Chicago Bridge & Iron Co. NV	37,900	$712,899
Tutor Perini Corp.(1)	33,800	596,570

		$1,309,469

Containers & Packaging — 2.3%

AptarGroup, Inc.	44,200	$1,560,702

		$1,560,702

Electric Utilities — 5.8%

Cleco Corp.	69,200	$1,712,700
Portland General Electric Co.	55,600	1,033,604
Westar Energy, Inc.	60,600	1,160,490

		$3,906,794

Electrical Equipment — 3.2%

A.O. Smith Corp.	33,900	$1,343,457
General Cable Corp.(1)	25,700	800,298

		$2,143,755

Energy Equipment & Services — 5.1%

Bristow Group, Inc.(1)	35,300	$1,028,995
Exterran Holdings, Inc.(1)	60,100	1,227,843
Oil States International, Inc.(1)	35,100	1,208,844

		$3,465,682

Food & Staples Retailing — 1.3%

BJ’s Wholesale Club, Inc.(1)	25,800	$903,774

		$903,774

Food Products — 1.5%

TreeHouse Foods, Inc.(1)	27,100	$1,013,540

		$1,013,540

Health Care Equipment & Supplies — 4.7%

Teleflex, Inc.	31,800	$1,582,050
West Pharmaceutical Services, Inc.	39,900	1,574,853

		$3,156,903

Health Care Providers & Services — 1.9%

Owens & Minor, Inc.	30,900	$1,263,501

		$1,263,501

Hotels, Restaurants & Leisure — 1.9%

Jack in the Box, Inc.(1)	70,300	$1,318,828

		$1,318,828

Household Durables — 2.4%

Tupperware Brands Corp.	36,600	$1,647,732

		$1,647,732

Insurance — 3.4%

Argo Group International Holding, Ltd.(1)	10,000	$339,600
Aspen Insurance Holdings, Ltd.	50,700	1,308,060
Protective Life Corp.	34,500	664,125

		$2,311,785

See notes to financial statements

17

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

IT Services — 2.5%

MAXIMUS, Inc.	36,700	$1,697,742

		$1,697,742

Life Sciences Tools & Services — 1.1%

Mettler-Toledo International, Inc.(1)	7,500	$731,250

		$731,250

Machinery — 11.9%

Barnes Group, Inc.	82,100	$1,301,285
Crane Co.	45,000	1,253,250
Gardner Denver, Inc.(1)	46,800	1,680,588
Lincoln Electric Holdings, Inc.	23,700	1,124,328
Nordson Corp.	27,500	1,451,175
Wabtec Corp.	34,600	1,271,896

		$8,082,522

Metals & Mining — 2.1%

Walter Energy, Inc.	24,000	$1,404,000

		$1,404,000

Oil, Gas & Consumable Fuels — 1.6%

Comstock Resources, Inc.(1)	25,900	$1,064,231

		$1,064,231

Personal Products — 1.8%

Chattem, Inc.(1)	18,850	$1,194,525

		$1,194,525

Professional Services — 1.9%

Watson Wyatt Worldwide, Inc.	29,700	$1,294,326

		$1,294,326

Road & Rail — 2.0%

Arkansas Best Corp.	12,300	$317,586
Genesee & Wyoming, Inc., Class A(1)	34,700	1,006,647

		$1,324,233

Software — 2.2%

JDA Software Group, Inc.(1)	48,300	$958,272
Netscout Systems, Inc.(1)	45,800	562,882

		$1,521,154

Specialty Retail — 4.3%

Buckle, Inc. (The)	11,600	$348,116
Children’s Place Retail Stores, Inc. (The)(1)	33,400	1,050,430
Dick’s Sporting Goods, Inc.(1)	65,700	1,490,733

		$2,889,279

Textiles, Apparel & Luxury Goods — 3.6%

Carter’s, Inc.(1)	64,600	$1,524,560
Hanesbrands, Inc.(1)	41,400	895,068

		$2,419,628

Thrifts & Mortgage Finance — 5.4%

Astoria Financial Corp.	30,900	$308,382
First Niagara Financial Group, Inc.	119,200	1,530,528
Washington Federal, Inc.	105,000	1,800,750

		$3,639,660

Total Common Stocks
(identified cost $52,739,217)		$62,405,028

Total Investments — 92.3%
(identified cost $52,739,217)		$62,405,028

Other Assets, Less Liabilities — 7.7%		$5,223,507

Net Assets — 100.0%		$67,628,535

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

18

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investments, at value (identified cost, $52,739,217)	$62,405,028
Cash	5,464,348
Dividends receivable	38,116

Total assets	$67,907,492

Liabilities

Payable for investments purchased	$174,027
Payable to affiliates:
Investment adviser fee	59,846
Trustees’ fees	240
Accrued expenses	44,844

Total liabilities	$278,957

Net Assets applicable to investors’ interest in Portfolio	$67,628,535

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$57,962,724
Net unrealized appreciation	9,665,811

Total	$67,628,535

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends	$1,091,642
Interest	585

Total investment income	$1,092,227

Expenses

Investment adviser fee	$584,080
Trustees’ fees and expenses	2,986
Custodian fee	43,622
Legal and accounting services	29,388
Miscellaneous	3,419

Total expenses	$663,495

Net investment income	$428,732

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(3,618,049)

Net realized loss	$(3,618,049)

Change in unrealized appreciation (depreciation) —
Investments	$6,761,258

Net change in unrealized appreciation (depreciation)	$6,761,258

Net realized and unrealized gain	$3,143,209

Net increase in net assets from operations	$3,571,941

See notes to financial statements

19

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$428,732	$348,552
Net realized loss from investment transactions	(3,618,049)	(2,701,584)
Net change in unrealized appreciation (depreciation) from investments	6,761,258	(13,498,031)

Net increase (decrease) in net assets from operations	$3,571,941	$(15,851,063)

Capital transactions —
Contributions	$13,149,539	$27,291,365
Withdrawals	(10,871,040)	(9,173,427)

Net increase in net assets from capital transactions	$2,278,499	$18,117,938

Net increase in net assets	$5,850,440	$2,266,875

Net Assets

At beginning of year	$61,778,095	$59,511,220

At end of year	$67,628,535	$61,778,095

See notes to financial statements

20

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.14%	1.12%	1.14%	1.14%	1.15%
Net investment income (loss)	0.73%	0.51%	0.19%	0.17%	(0.00	)%(2)
Portfolio Turnover	66%	103%	80%	49%	24%

Total Return	5.89%	(21.19)%	12.92%	11.91%	13.20%

Net assets, end of year (000’s omitted)	$67,629	$61,778	$59,511	$54,331	$50,791

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	Amounts to less than (0.01)%.

See notes to financial statements

21

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 46.7% and 53.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

22

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and at reduced rates as daily net assets exceed that level, and is payable monthly. Pursuant to a sub-advisory agreement, BMR pays Fox Asset Management LLC (Fox), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2009, the investment adviser fee was 1.00% of the Portfolio’s average daily net assets and amounted to $584,080.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $37,675,997 and $35,897,257, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$52,971,612

Gross unrealized appreciation	$11,068,311
Gross unrealized depreciation	(1,634,895)

Net unrealized appreciation	$9,433,416

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

23

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$62,405,028	$—	$—	$62,405,028

Total Investments	$62,405,028	$—	$—	$62,405,028

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

7   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 17, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

24

Tax-Managed Small-Cap Value Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Small-Cap Value Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2009

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Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including the fee structure of each agreement, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreements of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and whose responsibilities include supervising the Sub-adviser. The Board specifically noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement, respectively.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, including the Sub-adviser, and the Fund and the Portfolio to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc., “Parametric” refers to Parametric Portfolio Associates LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

29

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Gregory R. Greene 11/13/66	Vice President of the Portfolio	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 16 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Robert J. Milmore 4/3/69	Vice President of the Portfolio	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 16 registered investment companies managed by EVM or BMR.

J. Bradley Ohlmuller 6/14/68	Vice President of the Portfolio	Since 2006	Principal of Fox and member of the Investment Committee. Previously, Vice President and research analyst at Goldman Sachs & Co. (2001-2004). Officer of 16 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC
331 Newman Springs Road, Suite 122
Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1300-12/09	TMSCVSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE TAX-MANAGED VALUE FUND

Miscellaneous
Income
1099-MISC

Annual Report October 31, 2009 EATON VANCE TAX-MANAGED VALUE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Michael R. Mach, CFA
Portfolio Manager
•	Although global equity markets began the fiscal year ending October 31, 2009, on a downward trajectory, stocks bounced strongly off the bottom set in early March and staged a broad-based rally that continued through the end of the 12-month period. Last fall, on the verge of a possible collapse of the global financial system, risk-averse investors reacted by streaming to the sidelines, sending stocks into a dramatic decline. By late winter, however, fiscal and monetary interventions by governments around the world began to fuel optimism that the financial crisis would end and global economic growth might resume.
•	Amid prospects for a better-than-expected 2009, investor risk appetite began to return, overcoming such lingering concerns as high consumer debt levels, rising unemployment and still-depressed home prices. Corporate profits also started showing improvement, benefiting from cost-cutting and easier earnings comparisons, which further supported the equity market’s rebound. Stocks that declined the most last fall, especially those lower-quality, cyclical issues farther out on the risk spectrum, tended to be those that recovered most quickly as the rally gained steam.
•	From March through September 2009, the broad-based S&P 500 Index posted strong gains, with only a slight pull back in October ending a string of consecutive monthly gains. For the full one-year period that ended October 31, 2009, the S&P 500 had a 9.80% return, while the blue-chip Dow Jones Industrial Average rose 7.76% and the technology-laden Nasdaq Composite Index soared 18.84%. The large-cap Russell 1000 Index returned 11.20%, while the small-cap Russell 2000 Index gained 6.46%. In terms of investment styles, growth stocks widely outperformed their counterparts in the value space.[1]

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[2] recorded positive returns for the year ending October 31, 2009, although it trailed its benchmark — the Russell 1000 Value Index (the Index). As shown in the chart on page 2, the Fund’s standing (for Class A shares) within its Lipper peer category slipped on a short-term basis. However, its stronger longer-term record remained intact.
•	The cyclical consumer discretionary and information technology sectors posted the strongest gains for the Index, early beneficiaries of renewed optimism that the financial crisis and economy had stabilized. Driven by an increase in infrastructure spending, the materials sector also performed well.
•	The Fund’s stock selection in financials — the Index’s largest sector weighting and the worst performer of the period — contributed the most to relative returns. In particular, the Fund’s underweighting in a poor-performing diversified financial services stock and an above-benchmark allocation to a consumer finance stock benefited returns. Selection in the utilities sector also provided a boost – especially among electric utilities and independent power producers.

Total Return Performance
10/31/08 – 10/31/09

Class A3	4.01%
Class B3	3.92
Class C3	3.19
Class I3	4.22
Russell 1000 Value Index[1]	4.78
Lipper Large-Cap Value Funds Average[1]	8.59
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Fund currently invests in a separately registered investment company, Tax-Managed Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value.

1

Eaton Vance Tax-Managed Value Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	On the downside, the health care sector detracted the most from the Fund’s comparative results. Relative underweights in big pharmaceuticals names, exposure to an underperforming health care equipment company and inopportune allocations to two large health care providers all had a negative impact. Among consumer discretionary stocks, not owning a major auto-maker that performed well hurt, as did selection in media stocks.
•	Management continues to believe that success in investing requires two things: a common sense approach to a particular style—in this instance, tax-managed large-cap value—and a committed team of experienced investment professionals who believe in that strategy. Management believes that putting those two things together will lead to a successful outcome in the long run.
•	To that end, management is pleased to announce that, effective December 31, 2009, the Portfolio will be managed by a team of portfolio managers led by Michael R. Mach. Mr. Mach has served as a portfolio manager of the Portfolio since operations commenced and manages other Eaton Vance portfolios. The other members of the portfolio management team are Matthew F. Beaudry, John D. Crowley and Stephen J. Kaszynski, each of whom are Vice Presidents of Eaton Vance and manage other Eaton Vance portfolios.
•	As a fellow shareholder, I thank you for your continued confidence and paricipation in the Fund.

Lipper Quintile Rankings[1]

By total return as of 10/31/09
EATON VANCE TAX-MANAGED VALUE FUND CLASS A
LIPPER LARGE-CAP VALUE FUNDS CLASSIFICATION

Period	Quintile	Ranking
1 Year	5th	431 of 534 funds
3 Years	2nd	97 of 461 funds
5 Years	1st	41 of 389 funds

[1]	Source: Lipper Inc. Rankings are based on percentage change in net asset value with all distributions reinvested and do not take sales charges into consideration. Past performance is no guarantee of future results. It is not possible to invest in a Lipper Classification.
Portfolio Composition

Top 10 Holdings[2]

By net assets

Wells Fargo & Co.	2.8%
JPMorgan Chase & Co.	2.8
Chevron Corp.	2.7
Exxon Mobil Corp.	2.6
Occidental Petroleum Corp.	2.5
Anadarko Petroleum Corp.	2.4
Goldman Sachs Group, Inc.	2.3
Bank of America Corp.	2.2
AT&T, Inc.	2.2
McDonald’s Corp.	2.1

[2]	Top 10 Holdings represented 24.6% of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

Sector Weightings[3]

By net assets

[3]	As a percentage of the Portfolio’s net assets as of 10/31/09. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Value Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, a broad-based, unmanaged market index of 1,000 U.S. value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 12/27/99.

A $10,000 hypothetical investment at net asset value in Class B shares on 1/18/00 (commencement of operations), Class C shares on 1/24/00 (commencement of operations) and Class I shares on 11/30/07 (commencement of operations) would have been valued at $14,207, $14,471, and $7,178, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EATVX	EBTVX	ECTVX	EITVX

Average Annual Total Returns (at net asset value)
One Year	4.01%	3.92%	3.19%	4.22%
Five Years	2.16	1.54	1.40	N.A.
Life of Fund†	4.66	3.65	3.85	-15.48

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.98%	-1.08%	2.19%	4.22%
Five Years	0.96	1.16	1.40	N.A.
Life of Fund†	4.04	3.65	3.85	-15.48

†	Inception Dates – Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; and Class I: 11/30/07

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered to certain investors at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.16%	1.91%	1.91%	0.91%

[2]	Source: Prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Value Fund as of October 31, 2009
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	4.01%	2.16%	4.66%
Return After Taxes on Distributions	3.78	2.01	4.57
Return After Taxes on Distributions and Sale of Fund Shares	2.85	1.85	4.07
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	-1.98%	0.96%	4.04%
Return After Taxes on Distributions	-2.20	0.81	3.94
Return After Taxes on Distributions and Sale of Fund Shares	-1.06	0.83	3.51
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	3.19%	1.40%	3.85%
Return After Taxes on Distributions	3.13	1.36	3.83
Return After Taxes on Distributions and Sale of Fund Shares	2.13	1.19	3.35
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	2.19%	1.40%	3.85%
Return After Taxes on Distributions	2.13	1.36	3.83
Return After Taxes on Distributions and Sale of Fund Shares	1.48	1.19	3.35

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	3.92%	1.54%	3.65%
Return After Taxes on Distributions	3.86	1.51	3.63
Return After Taxes on Distributions and Sale of Fund Shares	2.61	1.32	3.17
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	-1.08%	1.16%	3.65%
Return After Taxes on Distributions	-1.14	1.13	3.63
Return After Taxes on Distributions and Sale of Fund Shares	-0.64	0.99	3.17
Average Annual Total Returns
(For the periods ended October 31, 2009)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	4.22%	-15.48%
Return After Taxes on Distributions	3.94	-16.04
Return After Taxes on Distributions and Sale of Fund Shares	3.04	-13.30
Class A, Class B, Class C, and Class I of the Fund commenced investment operations on 12/27/99, 1/18/00, 1/24/00 and 11/30/07, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,191.30	$6.46
Class B	$1,000.00	$1,191.30	$6.57
Class C	$1,000.00	$1,186.40	$10.58
Class I	$1,000.00	$1,192.40	$5.08

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.30	$5.95
Class B	$1,000.00	$1,019.20	$6.06
Class C	$1,000.00	$1,015.50	$9.75
Class I	$1,000.00	$1,020.60	$4.69

*	Expenses are equal to the Fund’s annualized expense ratio of 1.17% for Class A shares, 1.19% for Class B shares, 1.92% for Class C shares and 0.92% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Tax-Managed Value Portfolio, at value (identified cost, $1,161,238,818)	$1,532,204,160
Receivable for Fund shares sold	6,493,288

Total assets	$1,538,697,448

Liabilities

Payable for Fund shares redeemed	$9,132,989
Payable to affiliates:
Administration fee	210,191
Distribution and service fees	346,537
Trustees’ fees	42
Accrued expenses	338,426

Total liabilities	$10,028,185

Net Assets	$1,528,669,263

Sources of Net Assets

Paid-in capital	$1,529,218,777
Accumulated net realized loss from Portfolio	(384,762,051)
Accumulated undistributed net investment income	13,247,195
Net unrealized appreciation from Portfolio	370,965,342

Total	$1,528,669,263

Class A Shares

Net Assets	$745,815,596
Shares Outstanding	50,543,406
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.76
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.66

Class B Shares

Net Assets	$58,022,631
Shares Outstanding	4,142,330
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.01

Class C Shares

Net Assets	$186,734,022
Shares Outstanding	13,094,239
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$14.26

Class I Shares

Net Assets	$538,097,014
Shares Outstanding	36,480,240
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.75

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $785,323)	$34,390,144
Interest allocated from Portfolio	290,843
Securities lending income allocated from Portfolio, net	110,932
Expenses allocated from Portfolio	(8,844,346)

Total investment income from Portfolio	$25,947,573

Expenses

Administration fee	$1,994,110
Distribution and service fees
Class A	1,679,241
Class B	281,008
Class C	1,832,574
Trustees’ fees and expenses	555
Custodian fee	39,634
Transfer and dividend disbursing agent fees	1,233,782
Legal and accounting services	24,334
Printing and postage	211,231
Registration fees	99,149
Miscellaneous	37,528

Total expenses	$7,433,146

Net investment income	$18,514,427

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(144,962,763)
Foreign currency transactions	17,299
Capital gain distributions received	836,484

Net realized loss	$(144,108,980)

Change in unrealized appreciation (depreciation) —
Investments	$226,390,609
Foreign currency	80,799

Net change in unrealized appreciation (depreciation)	$226,471,408

Net realized and unrealized gain	$82,362,428

Net increase in net assets from operations	$100,876,855

See notes to financial statements

6

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$18,514,427	$13,452,476
Net realized loss from investment and foreign currency transactions, and capital gain distributions received	(144,108,980)	(197,474,625)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	226,471,408	(396,272,812)

Net increase (decrease) in net assets from operations	$100,876,855	$(580,294,961)

Distributions to shareholders —
From net investment income
Class A	$(8,882,298)	$(8,147,261)
Class B	(359,901)	(270,151)
Class C	(705,225)	(564,275)
Class I	(5,449,617)	(1,733)

Total distributions to shareholders	$(15,397,041)	$(8,983,420)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$376,641,224	$735,258,748
Class B	4,701,549	4,034,974
Class C	24,061,489	34,081,205
Class I	485,819,184	246,290,357
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	6,708,706	5,630,048
Class B	272,330	202,834
Class C	507,569	403,573
Class I	1,661,913	1,733
Cost of shares redeemed
Class A	(424,983,274)	(447,294,284)
Class B	(23,297,910)	(35,682,394)
Class C	(56,947,474)	(47,758,186)
Class I	(177,065,852)	(15,180,621)
Net asset value of shares exchanged
Class A	41,033,649	23,617,530
Class B	(41,033,649)	(23,617,530)
Contingent deferred sales charges
Class B	68,209	—

Net increase in net assets from Fund share transactions	$218,147,663	$479,987,987

Net increase (decrease) in net assets	$303,627,477	$(109,290,394)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$1,225,041,786	$1,334,332,180

At end of year	$1,528,669,263	$1,225,041,786

Accumulated undistributed net investment income included in net assets

At end of year	$13,247,195	$10,821,931

See notes to financial statements

7

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2009(1)	2008(1)	2007	2006		2005

Net asset value — Beginning of year	$14.400	$21.750	$18.770	$15.920		$13.950

Income (Loss) From Operations

Net investment income	$0.192	$0.229	$0.202	$0.189		$0.122
Net realized and unrealized gain (loss)	0.356	(7.386)	2.955	2.805		1.984

Total income (loss) from operations	$0.548	$(7.157)	$3.157	$2.994		$2.106

Less Distributions

From net investment income	$(0.188)	$(0.193)	$(0.177)	$(0.144)		$(0.136)

Total distributions	$(0.188)	$(0.193)	$(0.177)	$(0.144)		$(0.136)

Net asset value — End of year	$14.760	$14.400	$21.750	$18.770		$15.920

Total Return(2)	4.01%	(33.19)%	16.93%	18.92%		15.17%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$745,816	$710,258	$737,940	$529,073		$363,527
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.19%	1.16%	1.16%	1.18	%(5)	1.21	%(5)
Net investment income	1.46%	1.20%	1.06%	1.16%		0.86%
Portfolio Turnover of the Portfolio	82%	84%	14%	26%		40%

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements

8

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2009(1)	2008(1)	2007	2006		2005

Net asset value — Beginning of year	$13.530	$20.420	$17.630	$14.970		$13.130

Income (Loss) From Operations

Net investment income	$0.193	$0.091	$0.068	$0.073		$0.018
Net realized and unrealized gain (loss)	0.321	(6.958)	2.761	2.618		1.862

Total income (loss) from operations	$0.514	$(6.867)	$2.829	$2.691		$1.880

Less Distributions

From net investment income	$(0.044)	$(0.023)	$(0.039)	$(0.031)		$(0.040)

Total distributions	$(0.044)	$(0.023)	$(0.039)	$(0.031)		$(0.040)

Contingent deferred sales charges(1)	$0.010	$—	$—	$—		$—

Net asset value — End of year	$14.010	$13.530	$20.420	$17.630		$14.970

Total Return(2)	3.92%	(33.67)%	16.07%	18.00%		14.34%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$58,023	$122,001	$248,127	$250,030		$239,392
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.29%	1.89%	1.91%	1.93	%(5)	1.96	%(5)
Net investment income	1.56%	0.50%	0.33%	0.44%		0.13%
Portfolio Turnover of the Portfolio	82%	84%	14%	26%		40%

(1)	Net investment income and contingent deferred sales charges per share were computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements

9

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2009(1)	2008(1)	2007	2006		2005

Net asset value — Beginning of year	$13.870	$20.960	$18.100	$15.370		$13.470

Income (Loss) From Operations

Net investment income	$0.099	$0.087	$0.062	$0.071		$0.018
Net realized and unrealized gain (loss)	0.337	(7.143)	2.847	2.694		1.915

Total income (loss) from operations	$0.436	$(7.056)	$2.909	$2.765		$1.933

Less Distributions

From net investment income	$(0.046)	$(0.034)	$(0.049)	$(0.035)		$(0.033)

Total distributions	$(0.046)	$(0.034)	$(0.049)	$(0.035)		$(0.033)

Net asset value — End of year	$14.260	$13.870	$20.960	$18.100		$15.370

Total Return(2)	3.19%	(33.72)%	16.10%	18.02%		14.37%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$186,734	$218,320	$348,265	$297,473		$246,593
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.94%	1.91%	1.91%	1.93	%(5)	1.96	%(5)
Net investment income	0.78%	0.47%	0.32%	0.43%		0.12%
Portfolio Turnover of the Portfolio	82%	84%	14%	26%		40%

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

See notes to financial statements

10

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008(1)

Net asset value — Beginning of period	$14.410	$20.970

Income (Loss) From Operations

Net investment income(2)	$0.205	$0.224
Net realized and unrealized gain (loss)	0.366	(6.551)

Total income (loss) from operations	$0.571	$(6.327)

Less Distributions

From net investment income	$(0.231)	$(0.233)

Total distributions	$(0.231)	$(0.233)

Net asset value — End of period	$14.750	$14.410

Total Return(3)	4.22%	(30.53	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$538,097	$174,464
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.94%	0.91	%(7)
Net investment income	1.53%	1.36	%(7)
Portfolio Turnover of the Portfolio	82%	84	%(8)

(1)	For the period from the start of business, November 30, 2007, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

11

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (92.9% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income tax is necessary. The Fund also seeks to avoid payment of federal excise tax.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $381,876,055 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($43,295,557), October 31, 2016 ($193,115,002) and October 31, 2017 ($145,465,496).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

12

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$15,397,041	$8,983,420

During the year ended October 31, 2009, accumulated net realized loss was decreased by $710,729, accumulated undistributed net investment income was decreased by $692,122 and paid-in capital was decreased by $18,607 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), foreign currency gain (loss) and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$ 13,596,287
Capital loss carryforward	$(381,876,055)
Net unrealized appreciation	$ 367,730,254

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, investments in REITs and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $1,994,110. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $65,944 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $44,090 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund

13

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $1,679,241 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended October 31, 2009 with respect to Class B. For the year ended October 31, 2009, the Fund paid or accrued to EVD $78,668 and $1,374,430 for Class B and Class C shares, respectively, representing 0.10% and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $23,800,000. There were no Uncovered Distribution Charges calculated under the Class B Plan at October 31, 2009.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $202,340 and $458,144 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $3,000, $67,000 and $17,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $68,209 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $642,310,893 and $445,185,421, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2009	2008

Sales	29,818,796	38,743,553
Issued to shareholders electing to receive payments of distributions in Fund shares	524,527	263,579
Redemptions	(32,326,321)	(24,845,762)
Exchange from Class B shares	3,197,865	1,246,356

Net increase	1,214,867	15,407,726

14

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2009	2008

Sales	390,397	228,065
Issued to shareholders electing to receive payments of distributions in Fund shares	22,414	10,046
Redemptions	(1,916,221)	(2,045,593)
Exchange to Class A shares	(3,372,227)	(1,323,839)

Net decrease	(4,875,637)	(3,131,321)

	Year Ended October 31,
Class C	2009	2008

Sales	1,904,736	1,855,880
Issued to shareholders electing to receive payments of distributions in Fund shares	40,801	19,487
Redemptions	(4,593,481)	(2,751,581)

Net decrease	(2,647,944)	(876,214)

	Year Ended October 31,
Class I	2009	2008(1)

Sales	36,720,245	13,008,304
Issued to shareholders electing to receive payments of distributions in Fund shares	130,244	81
Redemptions	(12,477,883)	(900,751)

Net increase	24,372,606	12,107,634

(1)	Class I commenced operations on November 30, 2007.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 18, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust
and Shareholders of Eaton Vance Tax-Managed
Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2009

16

Eaton Vance Tax-Managed Value Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates $32,349,330, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2009 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Tax-Managed Value Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.9%

Security	Shares	Value

Aerospace & Defense — 3.4%

General Dynamics Corp.	400,000	$25,080,000
United Technologies Corp.	500,000	30,725,000

		$55,805,000

Beverages — 1.2%

PepsiCo, Inc.	325,000	$19,678,750

		$19,678,750

Biotechnology — 0.7%

Amgen, Inc.(1)	225,000	$12,089,250

		$12,089,250

Capital Markets — 3.0%

Goldman Sachs Group, Inc.	219,725	$37,390,603
Northern Trust Corp.	225,000	11,306,250

		$48,696,853

Chemicals — 0.9%

Air Products and Chemicals, Inc.	200,000	$15,426,000

		$15,426,000

Commercial Banks — 6.1%

Fifth Third Bancorp	875,000	$7,822,500
PNC Financial Services Group, Inc.	630,000	30,832,200
U.S. Bancorp	675,000	15,673,500
Wells Fargo & Co.	1,675,000	46,096,000

		$100,424,200

Commercial Services & Supplies — 1.5%

Waste Management, Inc.	825,000	$24,651,000

		$24,651,000

Communications Equipment — 1.3%

Cisco Systems, Inc.(1)	575,000	$13,138,750
Telefonaktiebolaget LM Ericsson, Class B	800,000	8,358,267

		$21,497,017

Computers & Peripherals — 3.5%

Hewlett-Packard Co.	700,000	$33,222,000
International Business Machines Corp.	200,000	24,122,000

		$57,344,000

Consumer Finance — 2.4%

American Express Co.	400,000	$13,936,000
Capital One Financial Corp.	720,000	26,352,000

		$40,288,000

Diversified Financial Services — 5.0%

Bank of America Corp.	2,500,000	$36,450,000
JPMorgan Chase & Co.	1,100,000	45,947,000

		$82,397,000

Diversified Telecommunication Services — 3.4%

AT&T, Inc.	1,400,000	$35,938,000
Verizon Communications, Inc.	675,000	19,973,250

		$55,911,250

Electric Utilities — 2.3%

Entergy Corp.	175,000	$13,426,000
Exelon Corp.	300,000	14,088,000
FPL Group, Inc.	200,000	9,820,000

		$37,334,000

Electrical Equipment — 0.5%

Emerson Electric Co.	225,000	$8,493,750

		$8,493,750

Energy Equipment & Services — 2.4%

Halliburton Co.	700,000	$20,447,000
Transocean, Ltd.(1)	225,000	18,879,750

		$39,326,750

Food & Staples Retailing — 2.0%

CVS Caremark Corp.	450,000	$15,885,000
Wal-Mart Stores, Inc.	340,000	16,891,200

		$32,776,200

See notes to financial statements

18

Tax-Managed Value Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food Products — 2.0%

Nestle SA	700,000	$32,551,091

		$32,551,091

Health Care Equipment & Supplies — 1.2%

Boston Scientific Corp.(1)	1,250,000	$10,150,000
Covidien PLC	225,378	9,492,921

		$19,642,921

Health Care Providers & Services — 0.5%

UnitedHealth Group, Inc.	345,000	$8,952,750

		$8,952,750

Hotels, Restaurants & Leisure — 2.8%

Carnival Corp.	365,000	$10,628,800
McDonald’s Corp.	600,000	35,166,000

		$45,794,800

Industrial Conglomerates — 1.6%

General Electric Co.	1,200,000	$17,112,000
Tyco International, Ltd.	300,000	10,065,000

		$27,177,000

Insurance — 5.1%

ACE, Ltd.(1)	215,750	$11,080,920
Lincoln National Corp.	500,000	11,915,000
MetLife, Inc.	600,000	20,418,000
Prudential Financial, Inc.	700,000	31,661,000
Travelers Companies, Inc. (The)	170,000	8,464,300

		$83,539,220

IT Services — 1.6%

MasterCard, Inc., Class A	80,000	$17,521,600
Western Union Co.	500,000	9,085,000

		$26,606,600

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.(1)	250,000	$11,250,000

		$11,250,000

Machinery — 1.8%

Caterpillar, Inc.	175,000	$9,635,500
Deere & Co.	200,000	9,110,000
PACCAR, Inc.	275,000	10,287,750

		$29,033,250

Media — 0.6%

Walt Disney Co. (The)	365,000	$9,990,050

		$9,990,050

Metals & Mining — 3.0%

BHP Billiton, Ltd. ADR	300,000	$19,674,000
Freeport-McMoRan Copper & Gold, Inc.	275,000	20,174,000
Nucor Corp.	250,000	9,962,500

		$49,810,500

Multi-Utilities — 1.3%

Dominion Resources, Inc.	300,000	$10,227,000
Public Service Enterprise Group, Inc.	350,000	10,430,000

		$20,657,000

Multiline Retail — 1.1%

Target Corp.	380,000	$18,403,400

		$18,403,400

Oil, Gas & Consumable Fuels — 17.0%

Anadarko Petroleum Corp.	650,000	$39,604,500
Apache Corp.	350,000	32,942,000
Chevron Corp.	575,000	44,010,500
ConocoPhillips	200,000	10,036,000
Exxon Mobil Corp.	600,000	43,002,000
Hess Corp.	575,000	31,475,500
Occidental Petroleum Corp.	550,000	41,734,000
Peabody Energy Corp.	250,000	9,897,500
Total SA ADR	300,000	18,021,000
XTO Energy, Inc.	250,000	10,390,000

		$281,113,000

Pharmaceuticals — 5.7%

Abbott Laboratories	525,000	$26,549,250
Bristol-Myers Squibb Co.	500,000	10,900,000

See notes to financial statements

19

Tax-Managed Value Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals (continued)

Pfizer, Inc.	2,000,000	$34,060,000
Schering-Plough Corp.	800,000	22,560,000

		$94,069,250

Real Estate Investment Trusts (REITs) — 2.8%

AvalonBay Communities, Inc.	200,000	$13,756,000
Boston Properties, Inc.	150,000	9,115,500
Equity Residential	340,000	9,819,200
Vornado Realty Trust	240,000	14,294,400

		$46,985,100

Road & Rail — 1.6%

Burlington Northern Santa Fe Corp.	350,000	$26,362,000

		$26,362,000

Semiconductors & Semiconductor Equipment — 1.4%

Applied Materials, Inc.	725,000	$8,845,000
Intel Corp.	725,000	13,854,750

		$22,699,750

Software — 1.7%

Microsoft Corp.	700,000	$19,411,000
Oracle Corp.	400,000	8,440,000

		$27,851,000

Specialty Retail — 3.9%

Best Buy Co., Inc.	850,000	$32,453,000
Staples, Inc.	925,000	20,072,500
TJX Companies, Inc. (The)	330,000	12,325,500

		$64,851,000

Textiles, Apparel & Luxury Goods — 1.2%

NIKE, Inc., Class B	330,000	$20,519,400

		$20,519,400

Wireless Telecommunication Services — 0.7%

Vodafone Group PLC ADR	550,000	$12,204,500

		$12,204,500

Total Common Stocks
(identified cost $1,227,960,066)		$1,632,202,602

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.00%(2)	$17,930	$17,930,003

		$17,930,003

Total Short-Term Investments
(identified cost $17,930,003)		$17,930,003

Total Investments — 100.0%
(identified cost $1,245,890,069)		$1,650,132,605

Other Assets, Less Liabilities — 0.0%		$(807,016)

Net Assets — 100.0%		$1,649,325,589

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

20

Tax-Managed Value Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,227,960,066)	$1,632,202,602
Affiliated investment, at value (identified cost, $17,930,003)	17,930,003
Cash	688,049
Dividends receivable	2,158,696
Receivable for investments sold	27,923,542
Tax reclaims receivable	793,385

Total assets	$1,681,696,277

Liabilities

Payable for investments purchased	$31,228,194
Payable to affiliates:
Investment adviser fee	931,046
Trustees’ fees	4,208
Accrued expenses	207,240

Total liabilities	$32,370,688

Net Assets applicable to investors’ interest in Portfolio	$1,649,325,589

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,244,989,937
Net unrealized appreciation	404,335,652

Total	$1,649,325,589

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $846,791)	$37,214,973
Securities lending income, net	120,618
Interest income allocated from affiliated investment	316,146
Expenses allocated from affiliated investment	(184,782)

Total investment income	$37,466,955

Expenses

Investment adviser fee	$8,813,913
Trustees’ fees and expenses	51,784
Custodian fee	350,363
Legal and accounting services	84,980
Miscellaneous	66,340

Total expenses	$9,367,380

Deduct —
Reduction of custodian fee	$1

Total expense reductions	$1

Net expenses	$9,367,379

Net investment income	$28,099,576

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(159,506,070)
Investment transactions allocated from affiliated investment	(399,221)
Foreign currency transactions	18,492
Capital gain distributions received	905,193

Net realized loss	$(158,981,606)

Change in unrealized appreciation (depreciation) —
Investments	$241,895,538
Foreign currency	86,546

Net change in unrealized appreciation (depreciation)	$241,982,084

Net realized and unrealized gain	$83,000,478

Net increase in net assets from operations	$111,100,054

See notes to financial statements

21

Tax-Managed Value Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$28,099,576	$27,080,353
Net realized loss from investment and foreign currency transactions, and capital gain distributions received	(158,981,606)	(221,801,106)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	241,982,084	(439,284,824)

Net increase (decrease) in net assets from operations	$111,100,054	$(634,005,577)

Capital transactions —
Contributions	$643,314,732	$1,026,614,787
Withdrawals	(462,369,238)	(556,492,962)

Net increase in net assets from capital transactions	$180,945,494	$470,121,825

Net increase (decrease) in net assets	$292,045,548	$(163,883,752)

Net Assets

At beginning of year	$1,357,280,041	$1,521,163,793

At end of year	$1,649,325,589	$1,357,280,041

See notes to financial statements

22

Tax-Managed Value Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2009	2008	2007	2006		2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.67%	0.66%	0.66%	0.67	%(1)	0.68	%(1)
Net investment income	1.96%	1.71%	1.56%	1.67%		1.40%
Portfolio Turnover	82%	84%	14%	26%		40%

Total Return	4.55%	(32.85)%	17.51%	19.53%		15.76%

Net assets, end of year (000’s omitted)	$1,649,326	$1,357,280	$1,521,164	$1,212,996		$946,075

(1)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended October 31, 2006 and 2005).

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

23

Tax-Managed Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 92.9% and 7.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Boston Management and Research (BMR) and Eaton Vance Management (EVM), respectively. Cash Management and Cash Collateral Fund normally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 of the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

24

Tax-Managed Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2 billion and at reduced rates as average net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $8,989,348 of which $175,435 was allocated from Cash Management and $8,813,913 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the

25

Tax-Managed Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.63% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,406,750,645 and $1,140,580,177, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,249,798,663

Gross unrealized appreciation	$405,782,200
Gross unrealized depreciation	(5,448,258)

Net unrealized appreciation	$400,333,942

The net unrealized appreciation on foreign currency transactions at October 31, 2009 on a federal income tax basis was $93,116.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee paid by the Portfolio amounted to $42,721 for the year ended October 31, 2009. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet obligations due on loans. At October 31, 2009, the Portfolio had no securities on loan. For the year ended October 31, 2009, the Portfolio realized losses of $399,221 on its investment of cash collateral in connection with securities lending.

7   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

26

Tax-Managed Value Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$159,558,650	$—		$—	$159,558,650
Consumer Staples	52,454,950	32,551,091		—	85,006,041
Energy	320,439,750	—		—	320,439,750
Financials	402,330,373	—		—	402,330,373
Health Care	146,004,171	—		—	146,004,171
Industrials	171,522,000	—		—	171,522,000
Information Technology	147,640,100	8,358,267		—	155,998,367
Materials	65,236,500	—		—	65,236,500
Telecommunication Services	68,115,750	—		—	68,115,750
Utilities	57,991,000	—		—	57,991,000

Total Common Stocks	$1,591,293,244	$40,909,358	*	$—	$1,632,202,602

Short-Term Investments	$17,930,003	$—		$—	$17,930,003

Total Investments	$1,609,223,247	$40,909,358		$—	$1,650,132,605

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2008 whose fair value was determined using Level 3 inputs.

8   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 18, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

27

Tax-Managed Value Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Value Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 18, 2009

28

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the

30

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, including administrative fees, and the Fund’s total expense ratio for the year ended September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the Portfolio advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and Portfolio to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

32

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee (continued)

Lynn A. Stout 9/14/57	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President of the Portfolio	Since 2001	Vice President of EVM and BMR. Officer of 20 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

34

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Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

501-12/09	TVSRC

Annual Report October 31, 2009 EATON VANCE FLOATING-RATE ADVANTAGE FUND

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE FLOATING-RATE ADVANTAGE FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager
Economic and Market Conditions
•	During the year ending October 31, 2009, global credit markets experienced unprecedented volatility in the early months of the period but staged a remarkable turnaround beginning in January 2009. In the first two months of the period, there was little doubt that a recession would bring higher default rates; but it was difficult to reconcile bank loan and high-yield bond prices with market fundamentals. By the turn of the New Year, however, the markets began to rebound as credit spreads tightened from record levels and investors returned to the credit markets.
•	The loan market, as measured by the S&P/LSTA Leveraged Loan Index (the Index) returned 46.90% for the first 10 months of 2009, the highest 10-month performance in the history of the asset class. For the fiscal year, the Index returned 30.44%.[1] Performance was driven by a combination of technical factors, which improved the market’s demand and supply picture. On the supply side, limited new loan issuance and a contraction of the existing supply through loan repayments reduced the available universe of purchasable loans. Matched with little selling activity and modest but steady inflows, loan prices improved significantly. More significant investor flows into the high-yield bond market also contributed to the improvement in the bank loans. Increased high-yield bond issuance contributed to meaningful bank loan repayments, which lowered the available supply of loans and provided cash to bank loan managers. In addition, direct crossover buying into the asset class by high-yield bond managers bolstered demand.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund’s2 investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.

•	The Fund’s investments included 381 borrowers in 39 industries as of October 31, 2009, with an average loan size of 0.26% of total investments, and no industry constituted more than 9.0% of total investments. Health care, business equipment and services and cable and satellite television were among the top industry weightings. The Fund’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•	The Fund’s larger, higher-quality loans helped performance in the earlier part of 2009 as these loans were the first to benefit from price recovery. Management’s use of leverage was also a significant factor in the Fund’s outperformance of the Index, as its borrowings magnified the strong credit market rally. The past six months witnessed a “junk rally,” with the market’s lowest-quality loans skyrocketing back to life. As a result, the Fund’s relative underweight to lower-quality loans, including second-lien loans and those rated CCC or below, detracted slightly from relative performance in the second half of the period.
Total Return Performance 10/31/08 — 10/31/09

Advisers Class[3]	37.38%
Class A3	37.56
Class B3	36.99
Class C3	36.67
Class I3	37.70
S&P/LSTA Leveraged Loan Index[1]	30.44
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]	The Fund currently invests in a separately registered investment company, Senior Debt Portfolio (the Portfolio), with the same investment objective and policies as the Fund. References to investments and borrowings are to the Portfolio’s holdings and borrowings.

[3]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to investors at net asset value.

1

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund had a 9.3% exposure to European loans as of October 31, 2009. The Fund’s involvement in the European leveraged loan market represented further opportunity for diversification, and while this market was affected slightly more than the U.S. bank loan market by the credit market turmoil, we believe it offers attractive appreciation opportunity at current price levels.

•	In terms of industry sectors, a relative overweight to the cable television; leisure goods, activities and movies; and business equipment and services industries benefited relative performance. Detractors included underweights to the automotive and lodging and casino industries. The Fund’s diversification was an important risk mitigator during the fiscal year.

•	As concerns about inflation and the uncertainty of the potential interest-rate impact of historic stimulus financing persists, we believe the floating-rate asset class remains attractive, especially relative to duration-exposed fixed-income alternatives.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition
Top 10 Holdings1
By total investments

Georgia-Pacific Corp.	1.4%
UPC Broadband Holding B.V.	1.3
HCA, Inc.	1.2
Community Health Systems, Inc.	1.2
SunGard Data Systems, Inc.	1.1
Univision Communications Inc.	1.1
Rite Aid Corp.	1.1
Intelsat Corp.	1.0
Cequel Communications, LLC	1.0
Charter Communications Operating, LLC	1.0

[1]	Reflects the Portfolio’s investments as of 10/31/09. Holdings are shown as a percentage of the Portfolio’s total investments.
Top Five Industries2
By total investments

Health Care	8.7%
Business Equipment and Services	7.7
Cable and Satellite Television	7.6
Publishing	6.3
Chemicals and Plastics	5.8

[2]	Reflects the Portfolio’s investments as of 10/31/09. Industries are shown as a percentage of the Portfolio’s total investments.
Credit Quality Ratings for Total Loan Investments3
By total loan investments

Baa	1.9%
Ba	37.5
B	34.0
Ca	0.8
Caa	5.4
Defaulted	8.8
Non-Rated[4]	11.6

[3]	Credit Quality ratings are those provided by Moody’s Investor Services, Inc., a nationally recognized bond rating service. Reflects the Portfolio’s total loan investments as of 10/31/09. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security.

[4]	Certain loans in which the Portfolio invests are not rated by a rating agency. In management’s opinion, such securities are comparable to securities rated by a rating agency in the categories listed above.

2

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged loan market index. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Advisers
Performance[1]	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EVFAX	EAFAX	EBFHX	ECFAX	EIFAX

Average Annual Total Returns (at net asset value)
One year	37.38%	37.56%	36.99%	36.67%	37.70%
Five years	N.A.	N.A.	2.66	N.A.	N.A.
10 years	N.A.	N.A.	3.26	N.A.	N.A.
Life of Fund†	5.30	5.30	5.18	4.78	5.55

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One year	37.38%	34.38%	33.99%	35.67%	37.70%
Five years	N.A.	N.A.	2.66	N.A.	N.A.
10 years	N.A.	N.A.	3.26	N.A.	N.A.
Life of Fund†	5.30	3.84	5.18	4.78	5.55

†	Inception Dates: — Advisers Class: 3/15/08; Class A: 3/17/08; Class B: 8/4/89; Class C: 3/15/08; Class I: 3/15/08.

[1]	Average Annual Total Returns at net asset value do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I shares are offered to certain investors at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% — 4th year. 1-year SEC returns for Class C reflect 1% CDSC. Class A, Advisers Class and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of the purchase. Performance for periods prior to 3/15/08 reflects performance of Eaton Vance Prime Rate Reserves. The Fund is the successor to Eaton Vance Prime Rate Reserves.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	2.13%	2.13%	2.53%	2.64%	1.88%

[2]	From the Fund’s prospectus dated 3/1/09.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*	Source: Morningstar Direct. Class B of the Fund commenced operations on 8/4/89.

A $10,000 hypothetical investment at net asset value in Class A on 3/17/08, Class C on 3/15/08, Class I on 3/15/08 and Advisers Class on 3/15/08 would have been valued at $10,875 ($10,631 including maximum sales charge), $10,789, $10,918 and $10,875, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Floating-Rate Advantage Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Advisers Class	$1,000.00	$1,286.80	$14.24
Class A	$1,000.00	$1,288.40	$14.07
Class B	$1,000.00	$1,285.50	$15.90
Class C	$1,000.00	$1,284.40	$16.87
Class I	$1,000.00	$1,288.30	$12.69

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,012.80	$12.53
Class A	$1,000.00	$1,012.90	$12.38
Class B	$1,000.00	$1,011.30	$13.99
Class C	$1,000.00	$1,010.40	$14.85
Class I	$1,000.00	$1,014.10	$11.17

*	Expenses are equal to the Fund’s annualized expense ratio of 2.47% for Advisers Class shares, 2.44% for Class A shares, 2.76% for Class B shares, 2.93% for Class C shares and 2.20% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investment in Senior Debt Portfolio, at value (identified cost, $1,433,249,128)	$1,263,527,997
Receivable for Fund shares sold	1,125,817

Total assets	$1,264,653,814

Liabilities

Payable for Fund shares redeemed	$3,390,565
Distributions payable	1,452,603
Payable to affiliates:
Distribution and service fees	535,758
Administration fee	107,458
Trustees’ fees	42
Accrued expenses	364,651

Total liabilities	$5,851,077

Net Assets	$1,258,802,737

Sources of Net Assets

Paid-in capital	$1,851,639,051
Accumulated net realized loss from Portfolio	(429,440,640)
Accumulated net investment income	6,325,457
Net unrealized depreciation from Portfolio	(169,721,131)

Total	$1,258,802,737

Advisers Class Shares

Net Assets	$34,172,680
Shares Outstanding	3,448,996
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.91

Class A Shares

Net Assets	$528,054,153
Shares Outstanding	53,289,766
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.91
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.14

Class B Shares

Net Assets	$121,235,867
Shares Outstanding	12,211,442
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.93

Class C Shares

Net Assets	$550,651,537
Shares Outstanding	55,602,496
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.90

Class I Shares

Net Assets	$24,688,500
Shares Outstanding	2,490,201
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.91

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest allocated from Portfolio	$87,386,142
Expenses allocated from Portfolio	(22,520,756)

Total investment income from Portfolio	$64,865,386

Expenses

Administration fee	$1,082,547
Distribution and service fees
Advisers Class	77,021
Class A	1,108,786
Class B	726,592
Class C	3,542,607
Trustees’ fees and expenses	502
Custodian fee	49,122
Transfer and dividend disbursing agent fees	1,458,392
Legal and accounting services	53,189
Printing and postage	300,620
Registration fees	89,697
Miscellaneous	20,499

Total expenses	$8,509,574

Net investment income	$56,355,812

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(124,832,220)
Foreign currency and forward foreign currency exchange contract transactions	(14,341,381)

Net realized loss	$(139,173,601)

Change in unrealized appreciation (depreciation) —
Investments	$434,266,218
Foreign currency and forward foreign currency exchange contracts	(2,349,085)

Net change in unrealized appreciation (depreciation)	$431,917,133

Net realized and unrealized gain	$292,743,532

Net increase in net assets from operations	$349,099,344

See notes to financial statements

5

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008	*

From operations —
Net investment income	$56,355,812	$85,590,737
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(139,173,601)	(17,842,295)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	431,917,133	(459,387,115)

Net increase (decrease) in net assets from operations	$349,099,344	$(391,638,673)

Distributions to shareholders —
From net investment income
Advisers Class	$(1,628,046)	$(995,935)
Class A	(23,864,460)	(16,194,549)
Class B	(6,295,340)	(34,565,370)
Class C	(23,489,681)	(21,425,668)
Class I	(824,669)	(827,902)
Tax return of capital
Advisers Class	—	(119,637)
Class A	—	(1,945,383)
Class B	—	(4,152,193)
Class C	—	(2,573,775)
Class I	—	(99,453)

Total distributions to shareholders	$(56,102,196)	$(82,899,865)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$14,369,337	$9,129,233
Class A	21,758,243	56,985,769
Class B	2,477,558	9,777,200
Class C	21,836,541	7,957,428
Class I	7,819,465	897,901
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	1,361,149	762,435
Class A	14,024,682	10,442,266
Class B	3,831,567	20,026,914
Class C	16,768,425	16,706,127
Class I	349,645	488,897
Cost of shares redeemed
Advisers Class	(18,417,318)	(10,722,609)
Class A	(104,408,032)	(73,490,146)
Class B	(35,418,922)	(279,290,004)
Class C	(100,839,722)	(165,335,095)
Class I	(1,205,437)	(13,372,559)
Net asset value of shares exchanged
Class A	29,897,621	605,354,584
Class B	(29,897,621)	(605,354,584)
Issued in connection with tax-free reorganization (see Note 8)
Advisers Class	—	34,997,278
Class C	—	781,241,870
Class I	—	29,992,032
Redemption fees	8,137	—

Net increase (decrease) in net assets from Fund share transactions	$(155,684,682)	$437,194,937

Net increase (decrease) in net assets	$137,312,466	$(37,343,601)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008	*

At beginning of year	$1,121,490,271	$1,158,833,872

At end of year	$1,258,802,737	$1,121,490,271

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$6,325,457	$(307,675)

*	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

See notes to financial statements

6

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008(1)

Net asset value — Beginning of period	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.435	$0.395
Net realized and unrealized gain (loss)	2.289	(2.405)

Total income (loss) from operations	$2.724	$(2.010)

Less Distributions

From net investment income	$(0.434)	$(0.330)
From net realized gain	—	(0.040)

Total distributions	$(0.434)	$(0.370)

Redemption fees(2)	$0.000 (3)	$—

Net asset value — End of period	$9.910	$7.620

Total Return(4)	37.38%	(20.84	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,173	$27,960
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.29%	1.17	%(8)
Interest and fee expense(6)	1.32%	0.96	%(8)
Total expenses(6)	2.61%	2.13	%(8)
Net investment income	5.36%	6.25	%(8)
Portfolio Turnover of the Portfolio	32%	7	%(9)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

7

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008(1)

Net asset value — Beginning of period	$7.610	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.439	$0.388
Net realized and unrealized gain (loss)	2.294	(2.408)

Total income (loss) from operations	$2.733	$(2.020)

Less Distributions

From net investment income	$(0.433)	$(0.330)
Tax return of capital	—	(0.040)

Total distributions	$(0.433)	$(0.370)

Redemption fees(2)	$0.000 (3)	$—

Net asset value — End of period	$9.910	$7.610

Total Return(4)	37.56%	(20.94	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$528,054	$444,144
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.29%	1.16	%(8)
Interest and fee expense(6)	1.32%	0.97	%(8)
Total expenses(6)	2.61%	2.13	%(8)
Net investment income	5.42%	6.23	%(8)
Portfolio Turnover of the Portfolio	32%	7	%(9)

(1)	Class commenced operations on March 17, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

8

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B(1)

	Year Ended October 31,				Year Ended November 30,
			Period Ended
	2009	2008	October 31, 2007(2)		2006	2005		2004

Net asset value — Beginning of period	$7.630	$11.180	$11.500		$11.500	$11.490		$11.240

Income (Loss) From Operations

Net investment income	$0.426 (3)	$0.662 (3)	$0.670	(3)	$0.667 (3)	$0.481	(3)	$0.345
Net realized and unrealized gain (loss)	2.279	(3.601)	(0.307)		0.008	0.014		0.249

Total income (loss) from operations	$2.705	$(2.939)	$0.363		$0.675	$0.495		$0.594

Less Distributions

From net investment income	$(0.405)	$(0.545)	$(0.683)		$(0.675)	$(0.485)		$(0.344)
Tax return of capital	—	(0.066)	—		—	—		—

Total distributions	$(0.405)	$(0.611)	$(0.683)		$(0.675)	$(0.485)		$(0.344)

Redemption fees(3)	$0.000 (4)	$—	$—		$—	$—		$—

Net asset value — End of period	$9.930	$7.630	$11.180		$11.500	$11.500		$11.490

Total Return(5)	36.99%	(27.45)%	3.23	%(10)	6.02%	4.41%		5.30%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$121,236	$151,321	$1,158,834		$1,273,866	$1,428,366		$1,636,855
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.64%	1.51%	1.40	%(8)	1.32%	1.33%		1.31%
Interest and fee expense(6)	1.32%	1.02%	0.70	%(8)	0.01%	0.00	%(9)	0.00	%(9)
Total expenses(6)	2.96%	2.53%	2.10	%(8)	1.33%	1.33%		1.31%
Net investment income	5.34%	6.37%	6.39	%(8)	5.79%	4.18%		3.02%
Portfolio Turnover of the Portfolio	32%	7%	55	%(10)	51%	65%		87%

(1)	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

(2)	For the eleven months ended October 31, 2007.

(3)	Computed using average shares outstanding.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Represents less than 0.01%.

(10)	Not annualized.

See notes to financial statements

9

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008(1)

Net asset value — Beginning of period	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.399	$0.362
Net realized and unrealized gain (loss)	2.280	(2.400)

Total income (loss) from operations	$2.679	$(2.038)

Less Distributions

From net investment income	$(0.399)	$(0.305)
Tax return of capital	—	(0.037)

Total distributions	$(0.399)	$(0.342)

Redemption fees(2)	$0.000 (3)	$—

Net asset value — End of period	$9.900	$7.620

Total Return(4)	36.67%	(21.06	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$550,652	$484,551
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.79%	1.68	%(8)
Interest and fee expense(6)	1.32%	0.96	%(8)
Total expenses(6)	3.11%	2.64	%(8)
Net investment income	4.95%	5.74	%(8)
Portfolio Turnover of the Portfolio	32%	7	%(9)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

10

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2009	October 31, 2008(1)

Net asset value — Beginning of period	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.461	$0.412
Net realized and unrealized gain (loss)	2.282	(2.407)

Total income (loss) from operations	$2.743	$(1.995)

Less Distributions

From net investment income	$(0.453)	$(0.344)
Tax return of capital	—	(0.041)

Total distributions	$(0.453)	$(0.385)

Redemption fees(2)	$0.000 (3)	$—

Net asset value — End of period	$9.910	$7.620

Total Return(4)	37.70%	(20.71	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$24,688	$13,515
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.04%	0.92	%(8)
Interest and fee expense(6)	1.32%	0.96	%(8)
Total expenses(6)	2.36%	1.88	%(8)
Net investment income	5.65%	6.51	%(8)
Portfolio Turnover of the Portfolio	32%	7	%(9)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

11

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a New York trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2009). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $432,480,210 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2010 ($154,919,765), October 31, 2011 ($86,475,719), October 31, 2012 ($774,702), October 31, 2013 ($704,819), October 31, 2015 ($14,497,995), October 31, 2016 ($124,648,581) and October 31, 2017 ($50,458,629).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s and Predecessor Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at

12

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$56,102,196	$74,009,424
Tax return of capital	$—	$8,890,441

During the year ended October 31, 2009, accumulated net realized loss was decreased by $283,135,204, accumulated distributions in excess of net investment income was decreased by $8,646,664 and paid-in capital was decreased by $291,781,868 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for mixed straddles, defaulted bonds, foreign currency gain (loss) and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$8,111,973
Capital loss carryforward	$(432,480,210)
Net unrealized depreciation	$(167,015,474)
Other temporary differences	$(1,452,603)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, partnership allocations, swap contracts and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $1,082,547. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $65,710 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $9,172 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution

13

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares (Advisers Plan) and Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers Plan and the Class A Plan provide that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $77,021 for Advisers Class shares and $1,108,786 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2009, the Fund paid or accrued to EVD $484,395 and $2,834,086 for Class B and Class C shares, respectively, representing 0.40% and 0.60% of the average daily net assets of Class B and Class C shares, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $242,197 and $708,521 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $28,000, $129,000 and $23,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2009, increases and decreases in the Fund’s investment in the Portfolio aggregated $39,030,192 and $252,416,134, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended	Period Ended
Advisers Class	October 31, 2009	October 31, 2008(1)

Sales	1,907,661	1,173,587
Issued in connection with the acquisition of Eaton Vance Advisers Senior Floating-Rate Fund	—	3,499,728
Issued to shareholders electing to receive payments of distributions in Fund shares	172,765	78,774
Redemptions	(2,301,200)	(1,082,319)

Net increase (decrease)	(220,774)	3,669,770

14

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended	Period Ended
Class A	October 31, 2009	October 31, 2008(1)

Sales	2,726,527	5,673,088
Issued to shareholders electing to receive payments of distributions in Fund shares	1,774,842	1,090,809
Redemptions	(13,344,727)	(7,603,566)
Exchange from Class B shares	3,802,947	59,169,846

Net increase (decrease)	(5,040,411)	58,330,177

	Year Ended October 31,
Class B	2009	2008*

Sales	313,698	929,409
Issued to shareholders electing to receive payments of distributions in Fund shares	493,338	1,941,559
Redemptions	(4,620,022)	(27,546,856)
Exchange to Class A shares	(3,813,237)	(59,168,319)

Net decrease	(7,626,223)	(83,844,207)

	Year Ended	Period Ended
Class C	October 31, 2009	October 31, 2008(1)

Sales	2,785,138	781,462
Issued in connection with the acquisition of EV Classic Senior Floating-Rate Fund	—	78,124,187
Issued to shareholders electing to receive payments of distributions in Fund shares	2,138,813	1,723,721
Redemptions	(12,947,770)	(17,003,055)

Net increase (decrease)	(8,023,819)	63,626,315

	Year Ended	Period Ended
Class I	October 31, 2009	October 31, 2008(1)

Sales	823,912	87,165
Issued in connection with the acquisition of Eaton Vance Institutional Senior Floating-Rate Fund	—	2,999,203
Issued to shareholders electing to receive payments of distributions in Fund shares	44,200	49,463
Redemptions	(151,250)	(1,362,492)

Net increase	716,862	1,773,339

(1)	For the period from the start of business, March 15, 2008, to October 31, 2008 for Advisers Class, Class C and Class I, and March 17, 2008 to October 31, 2008 for Class A.

*	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

For the year ended October 31, 2009, the Fund received $8,137 in redemption fees.

8   Reorganization

As of the close of business on March 14, 2008, the Fund acquired the net assets of Eaton Vance Prime Rate Reserves (Prime Rate Reserves) pursuant to a plan of reorganization approved by its shareholders. Prior to this acquisition, the Fund had not commenced operations. The acquisition was accomplished by a tax-free exchange of 92,146,278 shares of Class B of the Fund for the 112,846,521 shares of Prime Rate Reserves outstanding on March 14, 2008. The aggregate net assets of Prime Rate Reserves on March 14, 2008 were $921,462,778.

Additionally, as of the close of business on March 14, 2008, the Fund acquired the net assets of Eaton Vance Advisers Senior Floating-Rate Fund (Advisers Fund), EV Classic Senior Floating-Rate Fund (Classic Fund) and Eaton Vance Institutional Senior Floating-Rate Fund (Institutional Fund), each of which also invested in the Portfolio, pursuant to a plan of reorganization approved by the shareholders. The acquisitions were accomplished by tax-free exchanges of 3,499,728 shares of Advisers Class of the Fund for the 4,294,600 shares of the Advisers Fund outstanding on March 14, 2008, 78,124,187 shares of Class C of the Fund for the 95,962,919 shares of the Classic Fund outstanding on March 14, 2008 and 2,999,203 shares of Class I of the Fund for the 3,680,699 shares of the Institutional Fund outstanding on March 14, 2008. The aggregate net assets of the Fund immediately before the acquisition were $921,462,778. The net assets of the Advisers Fund, Classic Fund and Institutional Fund at that date of $34,997,278, $781,241,870 and $29,992,032, respectively, including $5,962,341, $106,752,582 and $5,311,335 of unrealized appreciation, respectively, were combined with those of the Fund, resulting in combined net assets of $1,767,693,958.

9   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

15

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Floating-Rate
Advantage Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

16

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 128.9%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 2.6%

Atlantic Inertial Systems, Inc.
GBP	671	Term Loan, 3.56%, Maturing July 20, 2014	$1,056,863
AWAS Capital, Inc.
	5,768	Term Loan, 2.06%, Maturing March 22, 2013	5,373,892
Colt Defense, LLC
	1,457	Term Loan, 3.50%, Maturing July 9, 2014	1,340,644
DAE Aviation Holdings, Inc.
	1,549	Term Loan, 4.01%, Maturing July 31, 2014	1,456,516
	1,584	Term Loan, 4.04%, Maturing July 31, 2014	1,488,810
Evergreen International Aviation
	4,693	Term Loan, 12.00%, Maturing October 31, 2011	3,730,971
Hawker Beechcraft Acquisition
	4,475	Term Loan, 2.26%, Maturing March 26, 2014	3,557,929
	242	Term Loan, 2.28%, Maturing March 26, 2014	192,229
Hexcel Corp.
	1,406	Term Loan, 6.50%, Maturing May 21, 2014	1,416,797
IAP Worldwide Services, Inc.
	585	Term Loan, 9.25%, Maturing December 30, 2012(2)	492,043
Spirit AeroSystems, Inc.
	2,655	Term Loan, 2.03%, Maturing December 31, 2011	2,571,588
TransDigm, Inc.
	4,000	Term Loan, 2.29%, Maturing June 23, 2013	3,846,428
Vought Aircraft Industries, Inc.
	1,481	Revolving Loan, 0.50%, Maturing December 22, 2009(3)	1,437,037
	667	Term Loan, 7.50%, Maturing December 17, 2011	666,667
	1,092	Term Loan, 7.50%, Maturing December 17, 2011	1,094,712
	433	Term Loan, 7.50%, Maturing December 22, 2011	430,507
Wesco Aircraft Hardware Corp.
	2,000	Term Loan, 2.50%, Maturing September 29, 2013	1,897,500
	1,000	Term Loan - Second Lien, 6.00%, Maturing September 29, 2014	843,750

			$32,894,883

Air Transport — 0.3%

Delta Air Lines, Inc.
	4,895	Term Loan - Second Lien, 3.53%, Maturing April 30, 2014	$4,126,389

			$4,126,389

Automotive — 5.0%

Accuride Corp.
	5,855	Term Loan, 10.00%, Maturing January 31, 2012	$5,827,560
	1,125	Term Loan, Maturing September 30, 2013(4)	1,149,975
Adesa, Inc.
	7,222	Term Loan, 2.50%, Maturing October 18, 2013	6,933,270
Allison Transmission, Inc.
	859	Term Loan, 3.01%, Maturing September 30, 2014	772,936
Cooper Standard Automotive, Inc.
	284	Revolving Loan, 6.75%, Maturing December 23, 2011	260,246
	1,731	Term Loan, 7.00%, Maturing December 23, 2010	1,588,117
	89	Term Loan, 2.50%, Maturing December 23, 2011	81,330
Dayco Products, LLC
	993	DIP Loan, 8.50%, Maturing May 4, 2010	1,005,534
	1,023	DIP Loan, 8.50%, Maturing May 4, 2010	1,025,958
	4,522	Term Loan, 0.00%, Maturing June 21, 2011(5)	2,072,448
Federal-Mogul Corp.
	7,181	Term Loan, 2.19%, Maturing December 27, 2014	5,533,886
	4,598	Term Loan, 2.19%, Maturing December 27, 2015	3,543,410
Financiere Truck (Investissement)
EUR	563	Term Loan, 3.41%, Maturing February 15, 2012(3)	596,019
Ford Motor Co.
	6,359	Term Loan, 3.29%, Maturing December 15, 2013	5,683,799
Fraikin, Ltd.
GBP	691	Term Loan, 0.93%, Maturing February 15, 2012	816,393
GBP	307	Term Loan, 3.29%, Maturing February 15, 2012	362,702
Goodyear Tire & Rubber Co.
	13,299	Term Loan - Second Lien, 2.34%, Maturing April 30, 2010	12,192,606
HLI Operating Co., Inc.
	540	DIP Loan, 26.00%, Maturing November 30, 2009(2)	544,950
EUR	109	Term Loan, 11.00%, Maturing May 30, 2014	12,041
EUR	1,853	Term Loan, 11.50%, Maturing May 30, 2014	422,701
Keystone Automotive Operations, Inc.
	4,449	Term Loan, 3.78%, Maturing January 12, 2012	2,725,219
Locafroid Services S.A.S.
EUR	132	Term Loan, 3.47%, Maturing February 15, 2012	140,298
Tenneco Automotive, Inc.
	3,125	Term Loan, 5.75%, Maturing March 17, 2014	2,953,125
TriMas Corp.
	375	Term Loan, 2.52%, Maturing August 2, 2011	345,469
	1,576	Term Loan, 2.50%, Maturing August 2, 2013	1,452,120
TRW Automotive, Inc.
	2,748	Term Loan, 6.25%, Maturing February 2, 2014	2,753,480

See notes to financial statements

18

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Automotive (continued)

United Components, Inc.
	2,779	Term Loan, 2.72%, Maturing June 30, 2010	$2,577,798

			$63,373,390

Beverage and Tobacco — 0.3%

Culligan International Co.
EUR	3,000	Term Loan - Second Lien, 5.19%, Maturing May 31, 2013	$1,644,570
Van Houtte, Inc.
	234	Term Loan, 2.78%, Maturing July 11, 2014	223,427
	1,717	Term Loan, 2.78%, Maturing July 11, 2014	1,638,462

			$3,506,459

Brokers, Dealers and Investment Houses — 0.4%

AmeriTrade Holding Corp.
	5,578	Term Loan, 1.75%, Maturing December 31, 2012	$5,424,365

			$5,424,365

Building and Development — 3.8%

401 North Wabash Venture, LLC
	2,180	Term Loan, 0.00%, Maturing May 7, 2009(6)	$1,634,640
AIMCO Properties, L.P.
	4,725	Term Loan, 1.75%, Maturing March 23, 2011	4,536,000
Beacon Sales Acquisition, Inc.
	1,900	Term Loan, 2.28%, Maturing September 30, 2013	1,793,222
Brickman Group Holdings, Inc.
	2,415	Term Loan, 2.28%, Maturing January 23, 2014	2,279,828
Capital Automotive (REIT)
	1,935	Term Loan, 5.75%, Maturing December 14, 2012	1,731,518
Epco/Fantome, LLC
	4,488	Term Loan, 2.87%, Maturing November 23, 2010	3,433,320
Forestar USA Real Estate Group, Inc.
	3,754	Revolving Loan, 0.39%, Maturing December 1, 2010(3)	3,153,715
	3,018	Term Loan, 5.10%, Maturing December 1, 2010	2,716,071
Hearthstone Housing Partners II, LLC
	1,992	Revolving Loan, 1.75%, Maturing December 1, 2009(3)	1,327,418
Lafarge Roofing
	540	Term Loan, 2.41%, Maturing July 16, 2014	396,352
	548	Term Loan, 2.66%, Maturing July 16, 2014	402,062
EUR	353	Term Loan, 5.00%, Maturing April 16, 2015	253,361
LNR Property Corp.
	1,541	Term Loan, 3.75%, Maturing July 3, 2011	1,224,714
Materis
EUR	819	Term Loan, 3.10%, Maturing April 27, 2014	888,447
EUR	872	Term Loan, 3.47%, Maturing April 27, 2015	946,008
Mueller Water Products, Inc.
	2,096	Term Loan, 5.78%, Maturing May 24, 2014	2,052,593
NCI Building Systems, Inc.
	1,117	Term Loan, 4.03%, Maturing June 18, 2010	1,040,118
Panolam Industries Holdings, Inc.
	2,104	Term Loan, 5.00%, Maturing September 30, 2012	1,898,490
Re/Max International, Inc.
	1,912	Term Loan, 6.50%, Maturing December 17, 2012	1,873,820
	3,097	Term Loan, 9.77%, Maturing December 17, 2012	3,050,418
Realogy Corp.
	416	Term Loan, 3.24%, Maturing September 1, 2014	349,600
	2,569	Term Loan, 3.29%, Maturing September 1, 2014	2,159,707
Sanitec Europe OY
EUR	2,325	Term Loan, 2.50%, Maturing June 25, 2016	2,372,066
South Edge, LLC
	4,475	Term Loan, 0.00%, Maturing October 31, 2009(6)	1,376,062
WCI Communities, Inc.
	1,248	Term Loan, 10.00%, Maturing September 3, 2014	1,070,131
	4,016	Term Loan, 10.06%, Maturing September 3, 2014	3,965,383

			$47,925,064

Business Equipment and Services — 10.2%

Activant Solutions, Inc.
	2,038	Term Loan, 2.31%, Maturing May 1, 2013	$1,900,733
Affiliated Computer Services
	6,337	Term Loan, 2.24%, Maturing March 20, 2013	6,270,655
	1,915	Term Loan, 2.24%, Maturing March 20, 2013	1,895,084
Affinion Group, Inc.
	6,699	Term Loan, 2.74%, Maturing October 17, 2012	6,442,638
Allied Barton Security Service
	1,437	Term Loan, 6.75%, Maturing February 21, 2015	1,456,352
Education Management, LLC
	5,645	Term Loan, 2.06%, Maturing June 1, 2013	5,305,806
Info USA, Inc.
	807	Term Loan, 2.29%, Maturing February 14, 2012	780,958
Intergraph Corp.
	837	Term Loan, 2.37%, Maturing May 29, 2014	803,362
	2,000	Term Loan - Second Lien, 6.29%, Maturing November 29, 2014	1,925,000
iPayment, Inc.
	3,500	Term Loan, 2.27%, Maturing May 10, 2013	3,198,207
Kronos, Inc.
	2,488	Term Loan, 2.28%, Maturing June 11, 2014	2,347,951

See notes to financial statements

19

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Language Line, Inc.
	6,170	Term Loan, 5.50%, Maturing June 11, 2011	$6,169,697
	4,725	Term Loan, Maturing October 30, 2015(4)	4,727,953
Mitchell International, Inc.
	1,000	Term Loan - Second Lien, 5.56%, Maturing March 28, 2015	680,000
N.E.W. Holdings I, LLC
	4,554	Term Loan, 2.74%, Maturing May 22, 2014	4,266,640
Protection One, Inc.
	3,137	Term Loan, 2.49%, Maturing March 31, 2012	3,002,171
Quantum Corp.
	666	Term Loan, 3.78%, Maturing July 12, 2014	608,754
Quintiles Transnational Corp.
	4,596	Term Loan, 2.28%, Maturing March 31, 2013	4,386,037
RiskMetrics Group Holdings, LLC
	3,494	Term Loan, 2.28%, Maturing January 11, 2014	3,406,390
Sabre, Inc.
	12,884	Term Loan, 2.49%, Maturing September 30, 2014	11,185,136
Serena Software, Inc.
	2,725	Term Loan, 2.32%, Maturing March 10, 2013	2,523,899
Sitel (Client Logic)
	4,758	Term Loan, 5.77%, Maturing January 29, 2014	4,139,637
Solera Holdings, LLC
	2,582	Term Loan, 2.06%, Maturing May 15, 2014	2,480,010
SunGard Data Systems, Inc.
	614	Term Loan, 1.99%, Maturing February 11, 2013	577,929
	1,683	Term Loan, 6.75%, Maturing February 28, 2014	1,704,038
	17,340	Term Loan, 4.07%, Maturing February 28, 2016	16,872,167
Ticketmaster
	2,000	Term Loan, 3.55%, Maturing July 22, 2014	1,970,000
Transaction Network Services, Inc.
	1,621	Term Loan, 9.50%, Maturing May 4, 2012	1,637,365
Travelport, LLC
	3,910	Term Loan, 2.78%, Maturing August 23, 2013	3,565,083
	4,957	Term Loan, 2.78%, Maturing August 23, 2013	4,523,592
	2,357	Term Loan, 2.78%, Maturing August 23, 2013	2,150,640
EUR	1,053	Term Loan, 3.24%, Maturing August 23, 2013	1,386,817
Valassis Communications, Inc.
	1,323	Term Loan, 2.04%, Maturing March 2, 2014	1,238,176
VWR International, Inc.
	5,392	Term Loan, 2.74%, Maturing June 28, 2013	4,933,223
West Corp.
	3,659	Term Loan, 2.62%, Maturing October 24, 2013	3,367,845
	5,314	Term Loan, 4.12%, Maturing July 15, 2016	5,007,537

			$128,837,482

Cable and Satellite Television — 10.1%

Atlantic Broadband Finance, LLC
	5,180	Term Loan, 6.75%, Maturing June 8, 2013	$5,166,814
	193	Term Loan, 2.54%, Maturing September 1, 2013	190,135
Bresnan Broadband Holdings, LLC
	1,440	Term Loan, 2.29%, Maturing March 29, 2014	1,386,973
	2,985	Term Loan, 2.42%, Maturing March 29, 2014	2,875,549
Cequel Communications, LLC
	14,884	Term Loan, 2.24%, Maturing November 5, 2013	14,251,503
	3,000	Term Loan - Second Lien, 4.79%, Maturing May 5, 2014	2,938,500
Charter Communications Operating, Inc.
	18,532	Term Loan, 6.25%, Maturing April 28, 2013	16,896,790
CSC Holdings, Inc.
	9,264	Term Loan, 2.05%, Maturing March 29, 2013	8,836,957
DirectTV Holdings, LLC
	1,686	Term Loan, 1.74%, Maturing April 13, 2013	1,654,656
Foxco Acquisition Sub., LLC
	1,340	Term Loan, 7.25%, Maturing July 2, 2015	1,224,517
Insight Midwest Holdings, LLC
	7,838	Term Loan, 2.29%, Maturing April 6, 2014	7,470,015
MCC Iowa, LLC
	1,911	Term Loan, 1.98%, Maturing January 31, 2015	1,758,220
Mediacom Illinois, LLC
	2,430	Term Loan, 1.48%, Maturing September 30, 2012	2,259,900
	5,861	Term Loan, 1.73%, Maturing January 31, 2015	5,389,316
NTL Investment Holdings, Ltd.
GBP	1,501	Term Loan, 5.12%, Maturing September 3, 2012	2,392,825
ProSiebenSat.1 Media AG
EUR	1,072	Term Loan, 3.53%, Maturing March 2, 2015	1,055,683
EUR	263	Term Loan, 2.73%, Maturing June 26, 2015	327,510
EUR	6,272	Term Loan, 2.73%, Maturing June 26, 2015	7,811,162
EUR	1,072	Term Loan, 3.78%, Maturing March 2, 2016	1,055,683
San Juan Cable, LLC
	963	Term Loan, 2.04%, Maturing October 31, 2012	899,969
UPC Broadband Holding B.V.
	1,593	Term Loan, 2.00%, Maturing December 31, 2014	1,493,897
	1,864	Term Loan, 3.75%, Maturing December 31, 2016	1,794,219
EUR	8,221	Term Loan, 4.19%, Maturing December 31, 2016	11,130,863
EUR	5,930	Term Loan, 4.44%, Maturing December 31, 2017	8,065,706
Virgin Media Investment Holding
GBP	3,000	Term Loan, Maturing March 2, 2012(4)	4,805,130
	3,296	Term Loan, 3.78%, Maturing March 30, 2012	3,283,225
GBP	1,188	Term Loan, 4.40%, Maturing March 30, 2012	1,892,688
GBP	1,388	Term Loan, 4.40%, Maturing March 30, 2012	2,212,252
GBP	763	Term Loan, 4.43%, Maturing March 30, 2012	1,216,691

See notes to financial statements

20

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

YPSO Holding SA
EUR	957	Term Loan, 2.68%, Maturing July 28, 2014	$1,090,700
EUR	1,562	Term Loan, 2.68%, Maturing July 28, 2014	1,779,564
EUR	2,481	Term Loan, 2.68%, Maturing July 28, 2014	2,826,254

			$127,433,866

Chemicals and Plastics — 7.6%

Ashland, Inc.
	1,460	Term Loan, 7.65%, Maturing November 20, 2014	$1,486,230
AZ Chem US, Inc.
	922	Term Loan, 2.24%, Maturing February 28, 2013	878,320
Brenntag Holding GmbH and Co. KG
	3,537	Term Loan, 2.25%, Maturing December 23, 2013	3,368,768
	864	Term Loan, 2.29%, Maturing December 23, 2013	822,529
EUR	2,071	Term Loan, 2.88%, Maturing December 23, 2013	2,948,774
EUR	377	Term Loan, 2.68%, Maturing December 23, 2014	536,767
EUR	486	Term Loan, 2.87%, Maturing December 23, 2014	691,891
	1,000	Term Loan - Second Lien, 4.25%, Maturing December 23, 2015	938,333
British Vita UK, Ltd.
EUR	1,205	Term Loan, 5.78%, Maturing June 30, 2014(2)	1,217,627
Celanese Holdings, LLC
	2,500	Term Loan, 2.00%, Maturing April 2, 2014	2,349,220
	9,135	Term Loan, 2.04%, Maturing April 2, 2014	8,567,918
Cognis GmbH
EUR	615	Term Loan, 2.77%, Maturing September 15, 2013	825,865
EUR	2,510	Term Loan, 2.77%, Maturing September 15, 2013	3,372,281
Columbian Chemicals Acquisition
	429	Term Loan, 6.31%, Maturing March 16, 2013	365,960
Ferro Corp.
	6,111	Term Loan, 6.29%, Maturing June 6, 2012	5,820,317
Georgia Gulf Corp.
	1,966	Term Loan, 10.00%, Maturing October 3, 2013	1,967,162
Hexion Specialty Chemicals, Inc.
EUR	737	Term Loan, 2.95%, Maturing May 5, 2012	844,270
	1,282	Term Loan, 2.56%, Maturing May 5, 2013	1,019,514
	5,903	Term Loan, 2.56%, Maturing May 5, 2013	4,693,280
	3,910	Term Loan, 2.56%, Maturing June 15, 2014	3,069,350
Huntsman International, LLC
	5,660	Term Loan, 1.99%, Maturing August 16, 2012	5,182,458
INEOS Group
EUR	416	Term Loan, 5.52%, Maturing December 14, 2011	521,887
EUR	2,568	Term Loan, 5.52%, Maturing December 14, 2011	3,219,227
EUR	2,676	Term Loan, 6.02%, Maturing December 14, 2011	3,354,015
EUR	309	Term Loan, 8.02%, Maturing December 14, 2011	387,099
	1,620	Term Loan, 7.00%, Maturing December 14, 2012	1,397,372
	2,552	Term Loan, 7.50%, Maturing December 14, 2013	2,189,398
	2,484	Term Loan, 10.00%, Maturing December 14, 2014	2,131,550
EUR	1,000	Term Loan - Second Lien, Maturing December 14, 2012(4)	1,101,439
ISP Chemco, Inc.
	6,635	Term Loan, 2.00%, Maturing June 4, 2014	6,297,042
Kranton Polymers, LLC
	5,457	Term Loan, 2.31%, Maturing May 12, 2013	5,192,268
MacDermid, Inc.
EUR	1,081	Term Loan, 2.64%, Maturing April 12, 2014	1,254,215
Millenium Inorganic Chemicals
	3,927	Term Loan, 2.53%, Maturing April 30, 2014	3,612,868
Momentive Performance Material
	4,714	Term Loan, 2.50%, Maturing December 4, 2013	3,946,549
Nalco Co.
	1,318	Term Loan, 6.50%, Maturing May 6, 2016	1,343,095
Rockwood Specialties Group, Inc.
	7,756	Term Loan, 6.00%, Maturing May 15, 2014	7,865,148
Schoeller Arca Systems Holding
EUR	289	Term Loan, 3.68%, Maturing November 16, 2015	272,239
EUR	824	Term Loan, 3.68%, Maturing November 16, 2015	776,203
EUR	887	Term Loan, 3.68%, Maturing November 16, 2015	835,271

			$96,663,719

Clothing / Textiles — 0.5%

Hanesbrands, Inc.
	1,925	Term Loan, 5.03%, Maturing September 5, 2013	$1,936,602
	2,025	Term Loan - Second Lien, 3.99%, Maturing March 5, 2014	1,961,718
St. John Knits International, Inc.
	1,748	Term Loan, 9.25%, Maturing March 23, 2012	1,416,005
The William Carter Co.
	1,146	Term Loan, 1.75%, Maturing July 14, 2012	1,120,602

			$6,434,927

Conglomerates — 3.8%

Amsted Industries, Inc.
	4,901	Term Loan, 2.29%, Maturing October 15, 2010	$4,496,360
	473	Term Loan, 2.40%, Maturing April 5, 2013	433,823
Doncasters (Dunde HoldCo 4 Ltd.)
GBP	581	Term Loan, 3.02%, Maturing July 13, 2015	775,255
GBP	581	Term Loan, 3.52%, Maturing July 13, 2015	775,255
	1,307	Term Loan, 4.24%, Maturing July 13, 2015	1,061,891
	1,307	Term Loan, 4.74%, Maturing July 13, 2015	1,061,891

See notes to financial statements

21

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates (continued)

Gentek Holding, LLC
	825	Term Loan, Maturing October 29, 2014(4)	$830,843
Jarden Corp.
	987	Term Loan, 2.03%, Maturing January 24, 2012	952,776
	4,184	Term Loan, 2.03%, Maturing January 24, 2012	4,047,074
	1,515	Term Loan, 2.78%, Maturing January 24, 2012	1,487,484
Johnson Diversey, Inc.
	1,034	Term Loan, 2.48%, Maturing December 16, 2010	1,029,948
	4,847	Term Loan, 2.48%, Maturing December 16, 2011	4,827,549
Manitowoc Company, Inc. (The)
	5,769	Term Loan, 7.50%, Maturing August 21, 2014	5,689,639
Polymer Group, Inc.
	2,000	Revolving Loan, 0.74%, Maturing November 22, 2010(3)	1,700,000
	5,374	Term Loan, 7.00%, Maturing November 22, 2014	5,387,813
RBS Global, Inc.
	1,068	Term Loan, 2.50%, Maturing July 19, 2013	1,024,225
	4,878	Term Loan, 2.79%, Maturing July 19, 2013	4,699,012
RGIS Holdings, LLC
	269	Term Loan, 2.75%, Maturing April 30, 2014	239,444
	5,373	Term Loan, 2.77%, Maturing April 30, 2014	4,788,877
US Investigations Services, Inc.
	1,960	Term Loan, 3.29%, Maturing February 21, 2015	1,826,627
Vertrue, Inc.
	1,000	Term Loan, 3.29%, Maturing August 16, 2014	827,500

			$47,963,286

Containers and Glass Products — 4.2%

Berry Plastics Corp.
	6,088	Term Loan, 2.30%, Maturing April 3, 2015	$5,246,199
Consolidated Container Co.
	887	Term Loan, 2.50%, Maturing March 28, 2014	825,767
	1,500	Term Loan - Second Lien, 5.75%, Maturing September 28, 2014	1,246,250
Crown Americas, Inc.
	1,334	Term Loan, 2.00%, Maturing November 15, 2012	1,308,186
EUR	970	Term Loan, 2.18%, Maturing November 15, 2012	1,379,323
Graham Packaging Holdings Co.
	1,785	Term Loan, 2.55%, Maturing October 7, 2011	1,745,790
	7,903	Term Loan, 6.75%, Maturing April 5, 2014	7,922,420
Graphic Packaging International, Inc.
	6,148	Term Loan, 2.28%, Maturing May 16, 2014	5,860,588
	1,970	Term Loan, 3.03%, Maturing May 16, 2014	1,896,125
JSG Acquisitions
EUR	2,414	Term Loan, 4.00%, Maturing December 31, 2014	3,423,068
EUR	2,414	Term Loan, 4.11%, Maturing December 31, 2014	3,422,674
OI European Group B.V.
EUR	3,830	Term Loan, 1.93%, Maturing June 14, 2013	5,401,570
Owens-Brockway Glass Container
	4,788	Term Loan, 1.74%, Maturing June 14, 2013	4,677,785
Smurfit-Stone Container Corp.
	3,578	Revolving Loan, 2.84%, Maturing July 28, 2010	3,505,968
	1,187	Revolving Loan, 3.06%, Maturing July 28, 2010	1,162,823
	466	Term Loan, 2.50%, Maturing November 1, 2011	452,590
	817	Term Loan, 2.50%, Maturing November 1, 2011	796,073
	1,540	Term Loan, 2.50%, Maturing November 1, 2011	1,496,938
	718	Term Loan, 4.50%, Maturing November 1, 2011	699,520

			$52,469,657

Cosmetics / Toiletries — 0.4%

American Safety Razor Co.
	1,000	Term Loan - Second Lien, 6.54%, Maturing July 31, 2014	$817,500
Bausch & Lomb, Inc.
	216	Term Loan, 3.52%, Maturing April 30, 2015	205,948
	888	Term Loan, 3.53%, Maturing April 30, 2015	848,074
Prestige Brands, Inc.
	3,684	Term Loan, 2.49%, Maturing April 7, 2011	3,619,213

			$5,490,735

Drugs — 0.9%

Chattem, Inc.
	1,097	Term Loan, 2.02%, Maturing January 2, 2013	$1,080,791
Graceway Pharmaceuticals, LLC
	5,708	Term Loan, 2.99%, Maturing May 3, 2012	4,024,082
	1,000	Term Loan - Second Lien, 6.74%, Maturing May 3, 2013	342,500
Pharmaceutical Holdings Corp.
	1,197	Term Loan, 3.50%, Maturing January 30, 2012	1,134,293
Warner Chilcott Corp.
	1,747	Term Loan, Maturing October 30, 2014(4)	1,752,913
	612	Term Loan, Maturing April 30, 2015(4)	613,519
	874	Term Loan, Maturing April 30, 2015(4)	876,456
	1,922	Term Loan, Maturing April 30, 2015(4)	1,902,827

			$11,727,381

Ecological Services and Equipment — 1.5%

Blue Waste B.V. (AVR Acquisition)
EUR	4,000	Term Loan, 2.68%, Maturing April 1, 2015	$5,448,051

See notes to financial statements

22

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Ecological Services and Equipment (continued)

Environmental Systems Products Holdings, Inc.
	208	Term Loan - Second Lien, 13.50%, Maturing December 12, 2010	$186,525
Kemble Water Structure, Ltd.
GBP	8,500	Term Loan - Second Lien, 4.49%, Maturing October 13, 2013	10,736,996
Sensus Metering Systems, Inc.
	2,997	Term Loan, 7.00%, Maturing June 3, 2013	3,007,932

			$19,379,504

Electronics / Electrical — 4.0%

Aspect Software, Inc.
	3,949	Term Loan, 3.31%, Maturing July 11, 2011	$3,622,954
FCI International S.A.S.
	497	Term Loan, 3.41%, Maturing November 1, 2013	453,112
	497	Term Loan, 3.41%, Maturing November 1, 2013	453,112
	516	Term Loan, 3.41%, Maturing November 1, 2013	470,657
	516	Term Loan, 3.41%, Maturing November 1, 2013	470,657
Freescale Semiconductor, Inc.
	6,535	Term Loan, 2.00%, Maturing December 1, 2013	5,328,011
Infor Enterprise Solutions Holdings
EUR	1,945	Term Loan, 3.43%, Maturing July 28, 2012	2,558,235
	4,107	Term Loan, 4.00%, Maturing July 28, 2012	3,624,655
	7,872	Term Loan, 4.00%, Maturing July 28, 2012	6,947,254
	500	Term Loan, 5.74%, Maturing March 2, 2014	340,625
Network Solutions, LLC
	2,085	Term Loan, 2.78%, Maturing March 7, 2014	1,876,113
Open Solutions, Inc.
	5,437	Term Loan, 2.41%, Maturing January 23, 2014	4,412,711
Sensata Technologies Finance Co.
	6,595	Term Loan, 2.03%, Maturing April 27, 2013	5,678,175
Spectrum Brands, Inc.
	440	Term Loan, 8.00%, Maturing March 30, 2013	431,075
	8,551	Term Loan, 8.00%, Maturing March 30, 2013	8,383,775
VeriFone, Inc.
	226	Term Loan, 3.00%, Maturing October 31, 2013	216,069
Vertafore, Inc.
	4,826	Term Loan, 5.50%, Maturing July 31, 2014	4,753,856

			$50,021,046

Equipment Leasing — 0.4%

Hertz Corp.
	4,277	Term Loan, 2.00%, Maturing December 21, 2012	$4,001,721
	785	Term Loan, 2.04%, Maturing December 21, 2012	734,542

			$4,736,263

Farming / Agriculture — 0.5%

BF Bolthouse HoldCo, LLC
	1,719	Term Loan, 2.56%, Maturing December 16, 2012	$1,681,679
	1,000	Term Loan - Second Lien, 5.74%, Maturing December 16, 2013	947,500
Central Garden & Pet Co.
	3,362	Term Loan, 1.75%, Maturing February 28, 2014	3,199,035

			$5,828,214

Financial Intermediaries — 2.0%

Citco III, Ltd.
	6,189	Term Loan, 2.85%, Maturing June 30, 2014	$5,415,092
E.A. Viner International Co.
	132	Term Loan, 4.79%, Maturing July 31, 2013	124,375
Grosvenor Capital Management
	1,414	Term Loan, 2.25%, Maturing December 5, 2013	1,286,978
Jupiter Asset Management Group
GBP	1,321	Term Loan, 2.74%, Maturing June 30, 2015	2,048,970
LPL Holdings, Inc.
	11,607	Term Loan, 2.01%, Maturing December 18, 2014	10,968,947
Nuveen Investments, Inc.
	2,262	Term Loan, 3.28%, Maturing November 2, 2014	1,959,096
Oxford Acquisition III, Ltd.
	2,965	Term Loan, 2.28%, Maturing May 24, 2014	2,465,747
RJO Holdings Corp. (RJ O’Brien)
	1,446	Term Loan, 3.25%, Maturing July 31, 2014	972,614

			$25,241,819

Food Products — 3.2%

Advantage Sales & Marketing, Inc.
	7,021	Term Loan, 2.29%, Maturing March 29, 2013	$6,687,535
American Seafoods Group, LLC
	329	Term Loan, 4.03%, Maturing September 30, 2012	320,972
B&G Foods, Inc.
	1,130	Term Loan, 2.35%, Maturing February 23, 2013	1,112,065
BL Marketing, Ltd.
GBP	1,500	Term Loan, 2.52%, Maturing December 31, 2013	2,369,554
Dean Foods Co.
	8,999	Term Loan, 1.66%, Maturing April 2, 2014	8,430,546
Dole Food Company, Inc.
	312	Term Loan, 7.15%, Maturing April 12, 2013	315,977
	544	Term Loan, 8.00%, Maturing April 12, 2013	550,929
	1,956	Term Loan, 8.00%, Maturing April 12, 2013	1,978,763
Pinnacle Foods Finance, LLC
	3,000	Revolving Loan, 0.90%, Maturing April 2, 2013(3)	2,025,000
	10,467	Term Loan, 3.00%, Maturing April 2, 2014	9,825,555

See notes to financial statements

23

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Products (continued)

Reddy Ice Group, Inc.
	7,975	Term Loan, 2.00%, Maturing August 9, 2012	$7,137,625

			$40,754,521

Food Service — 3.4%

AFC Enterprises, Inc.
	833	Term Loan, 7.00%, Maturing May 11, 2011	$839,687
Aramark Corp.
	1,113	Term Loan, 2.14%, Maturing January 26, 2014	1,023,512
	17,088	Term Loan, 2.16%, Maturing January 26, 2014	15,714,184
	169	Term Loan, 3.25%, Maturing October 22, 2014	162,285
Buffets, Inc.
	1,569	Term Loan, 18.00%, Maturing April 30, 2012	1,602,670
	313	Term Loan, 7.53%, Maturing November 1, 2013(2)	275,226
	1,566	Term Loan - Second Lien, 17.78%, Maturing November 1, 2013(2)	1,377,690
CBRL Group, Inc.
	6,139	Term Loan, 1.97%, Maturing April 27, 2013	5,920,681
JRD Holdings, Inc.
	2,083	Term Loan, 2.50%, Maturing June 26, 2014	2,004,707
Maine Beverage Co., LLC
	1,312	Term Loan, 2.04%, Maturing June 30, 2010	1,214,062
NPC International, Inc.
	1,843	Term Loan, 2.03%, Maturing May 3, 2013	1,753,384
OSI Restaurant Partners, LLC
	354	Term Loan, 3.03%, Maturing May 9, 2013	295,955
	4,021	Term Loan, 2.56%, Maturing May 9, 2014	3,359,639
QCE Finance, LLC
	4,168	Term Loan, 2.56%, Maturing May 5, 2013	3,373,972
Sagittarius Restaurants, LLC
	1,123	Term Loan, 9.75%, Maturing March 29, 2013	1,044,550
Selecta
GBP	2,500	Term Loan, 3.79%, Maturing June 28, 2015	3,056,827

			$43,019,031

Food / Drug Retailers — 3.0%

General Nutrition Centers, Inc.
	7,193	Term Loan, 2.52%, Maturing September 16, 2013	$6,676,029
Pantry, Inc. (The)
	737	Term Loan, 1.75%, Maturing May 15, 2014	698,931
	2,560	Term Loan, 1.75%, Maturing May 15, 2014	2,427,631
Rite Aid Corp.
	14,598	Term Loan, 2.00%, Maturing June 1, 2014	12,660,641
	2,450	Term Loan, 6.00%, Maturing June 4, 2014	2,303,235
	2,500	Term Loan, 9.50%, Maturing June 4, 2014	2,591,667
Roundy’s Supermarkets, Inc.
	10,769	Term Loan, 6.03%, Maturing November 3, 2011	10,625,093

			$37,983,227

Forest Products — 2.3%

Appleton Papers, Inc.
	4,350	Term Loan, 6.63%, Maturing June 5, 2014	$3,958,386
Georgia-Pacific Corp.
	11,740	Term Loan, 2.32%, Maturing December 20, 2012	11,332,231
	8,360	Term Loan, 2.33%, Maturing December 20, 2012	8,069,979
	3,203	Term Loan, 3.59%, Maturing December 23, 2014	3,187,636
Xerium Technologies, Inc.
	2,839	Term Loan, 5.78%, Maturing May 18, 2012	2,327,873

			$28,876,105

Health Care — 11.5%

Accellent, Inc.
	2,614	Term Loan, 2.87%, Maturing November 22, 2012	$2,485,733
Alliance Imaging, Inc.
	1,821	Term Loan, 2.86%, Maturing December 29, 2011	1,765,998
American Medical Systems
	1,914	Term Loan, 2.50%, Maturing July 20, 2012	1,861,241
AMN Healthcare, Inc.
	584	Term Loan, 2.03%, Maturing November 2, 2011	545,701
AMR HoldCo, Inc.
	1,608	Term Loan, 2.25%, Maturing February 10, 2012	1,547,734
Biomet, Inc.
	7,386	Term Loan, 3.28%, Maturing December 26, 2014	7,110,855
EUR	1,048	Term Loan, 3.58%, Maturing December 26, 2014	1,476,526
Cardinal Health 409, Inc.
	5,938	Term Loan, 2.49%, Maturing April 10, 2014	5,178,209
Carestream Health, Inc.
	6,580	Term Loan, 2.24%, Maturing April 30, 2013	6,169,723
Carl Zeiss Vision Holding GmbH
	3,701	Term Loan, 2.74%, Maturing March 23, 2015	2,609,127
Community Health Systems, Inc.
	1,009	Term Loan, 2.49%, Maturing July 25, 2014	941,775
	19,762	Term Loan, 2.61%, Maturing July 25, 2014	18,454,320
Concentra, Inc.
	2,151	Term Loan, 2.54%, Maturing June 25, 2014	2,005,341
ConMed Corp.
	1,015	Term Loan, 1.74%, Maturing April 13, 2013	944,204
CRC Health Corp.
	1,358	Term Loan, 2.53%, Maturing February 6, 2013	1,215,410
	1,461	Term Loan, 2.53%, Maturing February 6, 2013	1,307,821

See notes to financial statements

24

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

Dako (Eqt Project Delphi)
EUR	1,337	Term Loan, 2.56%, Maturing June 12, 2015	$1,613,268
DaVita, Inc.
	7,807	Term Loan, 1.76%, Maturing October 5, 2012	7,510,112
DJO Finance, LLC
	995	Term Loan, 3.26%, Maturing May 15, 2014	961,358
HCA, Inc.
	20,989	Term Loan, 2.53%, Maturing November 18, 2013	19,588,385
Health Management Association, Inc.
	10,492	Term Loan, 2.03%, Maturing February 28, 2014	9,759,180
HealthSouth Corp.
	1,370	Term Loan, 2.55%, Maturing March 10, 2013	1,308,729
	1,000	Term Loan, 2.65%, Maturing March 10, 2013	910,000
	1,128	Term Loan, 4.05%, Maturing March 15, 2014	1,105,338
Iasis Healthcare, LLC
	960	Term Loan, 2.24%, Maturing March 14, 2014	905,140
	2,773	Term Loan, 2.24%, Maturing March 14, 2014	2,615,510
	259	Term Loan, 2.24%, Maturing March 14, 2014	244,426
IM U.S. Holdings, LLC
	3,837	Term Loan, 2.26%, Maturing June 26, 2014	3,635,262
Invacare Corp.
	576	Term Loan, 2.49%, Maturing February 12, 2013	549,360
inVentiv Health, Inc.
	2,128	Term Loan, 2.04%, Maturing July 6, 2014	1,995,124
LifePoint Hospitals, Inc.
	2,242	Term Loan, 2.02%, Maturing April 15, 2012	2,177,810
MultiPlan Merger Corp.
	1,086	Term Loan, 2.75%, Maturing April 12, 2013	1,028,549
	1,370	Term Loan, 2.75%, Maturing April 12, 2013	1,297,649
Mylan, Inc.
	6,465	Term Loan, 3.55%, Maturing October 2, 2014	6,303,251
National Mentor Holdings, Inc.
	3,105	Term Loan, 2.29%, Maturing June 29, 2013	2,796,700
	190	Term Loan, 4.59%, Maturing June 29, 2013	171,479
Nyco Holdings
EUR	2,321	Term Loan, 2.93%, Maturing December 29, 2014	3,175,475
EUR	2,321	Term Loan, 3.68%, Maturing December 29, 2015	3,175,475
RadNet Management, Inc.
	2,602	Term Loan, 4.54%, Maturing November 15, 2012	2,511,008
ReAble Therapeutics Finance, LLC
	4,353	Term Loan, 2.29%, Maturing November 16, 2013	4,156,887
Select Medical Holdings Corp.
	4,728	Term Loan, 4.16%, Maturing August 5, 2014	4,740,264
Sunrise Medical Holdings, Inc.
	1,656	Term Loan, 8.25%, Maturing May 13, 2010	1,200,651
TZ Merger Sub., Inc. (TriZetto)
	995	Term Loan, 7.50%, Maturing July 24, 2015	999,950
Vanguard Health Holding Co., LLC
	2,801	Term Loan, 2.49%, Maturing September 23, 2011	2,737,817
Viant Holdings, Inc.
	715	Term Loan, 2.54%, Maturing June 25, 2014	696,893

			$145,490,768

Home Furnishings — 1.2%

Hunter Fan Co.
	1,415	Term Loan, 2.75%, Maturing April 16, 2014	$1,018,867
Interline Brands, Inc.
	826	Term Loan, 1.99%, Maturing June 23, 2013	762,065
	2,635	Term Loan, 2.04%, Maturing June 23, 2013	2,431,088
National Bedding Co., LLC
	1,834	Term Loan, 2.28%, Maturing August 31, 2011	1,673,892
Oreck Corp.
	1,239	Term Loan, 0.00%, Maturing February 2, 2012(5)(7)	444,835
Simmons Co.
	8,778	Term Loan, 10.50%, Maturing December 19, 2011	8,706,398
	2,181	Term Loan, 7.35%, Maturing February 15, 2012(2)	65,419

			$15,102,564

Industrial Equipment — 2.8%

CEVA Group PLC U.S.
	3,433	Term Loan, 3.24%, Maturing January 4, 2014	$2,897,878
	413	Term Loan, 3.28%, Maturing January 4, 2014	343,610
EUR	259	Term Loan, 3.43%, Maturing January 4, 2014	317,171
EUR	440	Term Loan, 3.43%, Maturing January 4, 2014	538,593
EUR	541	Term Loan, 3.43%, Maturing January 4, 2014	661,934
EUR	435	Term Loan, 3.74%, Maturing January 4, 2014	532,953
EPD Holdings (Goodyear Engineering Products)
	451	Term Loan, 2.50%, Maturing July 13, 2014	365,300
	3,151	Term Loan, 2.50%, Maturing July 13, 2014	2,550,594
	1,000	Term Loan - Second Lien, 6.00%, Maturing July 13, 2015	610,000
Generac Acquisition Corp.
	1,727	Term Loan, 2.78%, Maturing November 7, 2013	1,565,878
	2,000	Term Loan - Second Lien, 6.28%, Maturing April 7, 2014	1,712,500
Gleason Corp.
	591	Term Loan, 2.09%, Maturing June 30, 2013	576,084
	1,749	Term Loan, 2.09%, Maturing June 30, 2013	1,705,210
Jason, Inc.
	1,325	Term Loan, 5.03%, Maturing April 30, 2010	695,633

See notes to financial statements

25

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Industrial Equipment (continued)

John Maneely Co.
	7,220	Term Loan, 3.51%, Maturing December 8, 2013	$6,633,092
KION Group GmbH
EUR	500	Term Loan, Maturing December 23, 2014(4)	509,559
	1,750	Term Loan, 2.49%, Maturing December 23, 2014	1,205,312
EUR	500	Term Loan, Maturing December 23, 2015(4)	509,559
	1,750	Term Loan, 2.74%, Maturing December 23, 2015	1,205,313
Polypore, Inc.
	8,309	Term Loan, 2.46%, Maturing July 3, 2014	7,779,067
EUR	726	Term Loan, 2.64%, Maturing July 3, 2014	994,012
TFS Acquisition Corp.
	1,936	Term Loan, 14.00%, Maturing August 11, 2013(2)	1,292,225

			$35,201,477

Insurance — 2.7%

Alliant Holdings I, Inc.
	5,000	Term Loan, 0.50%, Maturing August 21, 2012(3)	$4,350,000
Applied Systems, Inc.
	1,915	Term Loan, 2.74%, Maturing September 26, 2013	1,820,235
CCC Information Services Group, Inc.
	3,954	Term Loan, 2.50%, Maturing February 10, 2013	3,840,538
Conseco, Inc.
	9,345	Term Loan, 6.50%, Maturing October 10, 2013	8,465,150
Crump Group, Inc.
	2,416	Term Loan, 3.25%, Maturing August 4, 2014	2,186,536
Getty Images, Inc.
	3,705	Term Loan, 6.25%, Maturing July 2, 2015	3,731,050
Hub International Holdings, Inc.
	863	Term Loan, 2.74%, Maturing June 13, 2014	761,502
	3,841	Term Loan, 2.74%, Maturing June 13, 2014	3,387,871
	1,350	Term Loan, Maturing June 30, 2014(4)	1,323,000
U.S.I. Holdings Corp.
	4,702	Term Loan, 3.04%, Maturing May 4, 2014	4,094,991

			$33,960,873

Leisure Goods / Activities / Movies — 6.3%

24 Hour Fitness Worldwide, Inc.
	1,740	Term Loan, 2.77%, Maturing June 8, 2012	$1,630,161
AMC Entertainment, Inc.
	5,000	Term Loan, 1.74%, Maturing January 26, 2013	4,733,995
Bombardier Recreational Products
	5,651	Term Loan, 3.00%, Maturing June 28, 2013	3,969,570
Carmike Cinemas, Inc.
	1,955	Term Loan, 3.54%, Maturing May 19, 2012	1,897,567
	2,153	Term Loan, 4.24%, Maturing May 19, 2012	2,090,234
Cedar Fair, L.P.
	1,013	Term Loan, 2.24%, Maturing August 30, 2012	975,869
	3,674	Term Loan, 4.24%, Maturing February 17, 2014	3,563,302
Cinemark, Inc.
	9,294	Term Loan, 2.07%, Maturing October 5, 2013	8,839,656
Deluxe Entertainment Services
	1,627	Term Loan, 2.51%, Maturing January 28, 2011	1,520,851
	96	Term Loan, 2.53%, Maturing January 28, 2011	90,187
	168	Term Loan, 2.53%, Maturing January 28, 2011	156,628
DW Funding, LLC
	1,304	Term Loan, 2.17%, Maturing April 30, 2011	1,140,677
Easton-Bell Sports, Inc.
	2,556	Term Loan, 2.04%, Maturing March 16, 2012	2,424,730
Fender Musical Instruments Corp.
	309	Term Loan, 2.54%, Maturing June 9, 2014	264,537
	613	Term Loan, 2.54%, Maturing June 9, 2014	523,717
Metro-Goldwyn-Mayer Holdings, Inc.
	12,774	Term Loan, 0.00%, Maturing April 8, 2012(5)	7,351,667
National CineMedia, LLC
	2,700	Term Loan, 2.05%, Maturing February 13, 2015	2,526,187
Regal Cinemas Corp.
	7,994	Term Loan, 4.03%, Maturing November 10, 2010	7,940,532
Revolution Studios Distribution Co., LLC
	3,530	Term Loan, 4.00%, Maturing December 21, 2014	3,212,298
	2,825	Term Loan - Second Lien, 7.25%, Maturing June 21, 2015	1,624,375
Six Flags Theme Parks, Inc.
	5,159	Term Loan, 2.50%, Maturing April 30, 2015	5,060,059
Southwest Sports Group, LLC
	3,725	Term Loan, 6.75%, Maturing December 22, 2010	3,129,000
Universal City Development Partners, Ltd.
	6,256	Term Loan, 6.00%, Maturing June 9, 2011	6,240,433
	6,075	Term Loan, Maturing November 6, 2014(4)	5,983,875
Zuffa, LLC
	2,987	Term Loan, 2.31%, Maturing June 20, 2016	2,696,012

			$79,586,119

Lodging and Casinos — 3.8%

Ameristar Casinos, Inc.
	3,489	Term Loan, 3.53%, Maturing November 10, 2012	$3,468,711
Choctaw Resort Development Enterprise
	895	Term Loan, 4.00%, Maturing November 4, 2011	890,371
Full Moon Holdco 3, Ltd.
GBP	500	Term Loan, 3.86%, Maturing November 20, 2014	719,414
GBP	500	Term Loan, 4.36%, Maturing November 20, 2015	719,415

See notes to financial statements

26

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Lodging and Casinos (continued)

Green Valley Ranch Gaming, LLC
	1,619	Term Loan, 2.29%, Maturing February 16, 2014	$1,143,523
Harrah’s Operating Co.
	1,622	Term Loan, 3.28%, Maturing January 28, 2015	1,294,332
	1,000	Term Loan, 9.50%, Maturing October 31, 2016	979,722
Herbst Gaming, Inc.
	2,438	Term Loan, 0.00%, Maturing December 2, 2011(5)	1,355,375
	4,529	Term Loan, 0.00%, Maturing December 2, 2011(5)	2,517,425
Isle of Capri Casinos, Inc.
	1,281	Term Loan, 1.99%, Maturing November 30, 2013	1,205,704
	1,699	Term Loan, 1.99%, Maturing November 30, 2013	1,599,394
	4,247	Term Loan, 2.03%, Maturing November 30, 2013	3,998,486
LodgeNet Entertainment Corp.
	4,344	Term Loan, 2.29%, Maturing April 4, 2014	3,989,547
New World Gaming Partners, Ltd.
	667	Term Loan, 2.79%, Maturing June 30, 2014	553,173
	3,295	Term Loan, 2.79%, Maturing June 30, 2014	2,731,120
Penn National Gaming, Inc.
	8,919	Term Loan, 2.01%, Maturing October 3, 2012	8,644,060
Venetian Casino Resort/Las Vegas Sands, Inc.
	2,824	Term Loan, 2.04%, Maturing May 14, 2014	2,305,294
	11,183	Term Loan, 2.04%, Maturing May 23, 2014	9,127,797
Wimar OpCo, LLC
	2,152	Term Loan, 0.00%, Maturing January 3, 2012(5)	687,607

			$47,930,470

Nonferrous Metals / Minerals — 1.0%

Euramax International, Inc.
EUR	707	Term Loan, 10.00%, Maturing June 29, 2013	$629,383
	1,079	Term Loan, 10.00%, Maturing June 29, 2013	652,545
EUR	702	Term Loan, 14.00%, Maturing June 29, 2013(2)	624,824
	1,059	Term Loan, 14.00%, Maturing June 29, 2013(2)	640,543
Noranda Aluminum Acquisition
	1,144	Term Loan, 2.24%, Maturing May 18, 2014	929,293
Novelis, Inc.
	1,931	Term Loan, 2.25%, Maturing June 28, 2014	1,743,399
	4,247	Term Loan, 2.27%, Maturing June 28, 2014	3,835,590
Oxbow Carbon and Mineral Holdings
	3,921	Term Loan, 2.27%, Maturing May 8, 2014	3,730,288
	374	Term Loan, 2.28%, Maturing May 8, 2014	355,821

			$13,141,686

Oil and Gas — 2.5%

Atlas Pipeline Partners, L.P.
	2,207	Term Loan, 6.75%, Maturing July 20, 2014	$2,170,958
Big West Oil, LLC
	1,054	Term Loan, 4.50%, Maturing May 1, 2014	1,021,945
	1,324	Term Loan, 4.50%, Maturing May 1, 2014	1,284,730
Dresser, Inc.
	4,714	Term Loan, 2.68%, Maturing May 4, 2014	4,420,251
Dynegy Holdings, Inc.
	1,050	Term Loan, 4.00%, Maturing April 2, 2013	1,011,653
	8,083	Term Loan, 4.00%, Maturing April 2, 2013	7,785,695
Energy Transfer Equity, L.P.
	2,825	Term Loan, 2.21%, Maturing February 8, 2012	2,739,242
Enterprise GP Holdings, L.P.
	3,292	Term Loan, 2.52%, Maturing October 31, 2014	3,184,768
Hercules Offshore, Inc.
	4,962	Term Loan, 8.50%, Maturing July 6, 2013	4,793,329
Precision Drilling Corp.
	1,000	Term Loan, 4.58%, Maturing December 23, 2013	985,000
Targa Resources, Inc.
	478	Term Loan, 2.24%, Maturing October 31, 2012	470,897
	265	Term Loan, 2.28%, Maturing October 31, 2012	260,926
Volnay Acquisition Co.
	1,989	Term Loan, 3.92%, Maturing January 12, 2014	1,967,075

			$32,096,469

Publishing — 8.4%

American Media Operations, Inc.
	13,750	Term Loan, 10.00%, Maturing January 31, 2013(2)	$12,487,145
Aster Zweite Beteiligungs GmbH
	2,475	Term Loan, 2.89%, Maturing September 27, 2013	2,148,300
Black Press US Partnership
	620	Term Loan, 2.37%, Maturing August 2, 2013	406,123
	1,021	Term Loan, 2.37%, Maturing August 2, 2013	668,908
CanWest MediaWorks, Ltd.
	2,653	Term Loan, 4.75%, Maturing July 10, 2014	2,135,464
Dex Media West, LLC
	602	Term Loan, 7.00%, Maturing October 24, 2014	532,206
GateHouse Media Operating, Inc.
	2,062	Term Loan, 2.25%, Maturing August 28, 2014	802,445
	4,838	Term Loan, 2.25%, Maturing August 28, 2014	1,882,807
	4,225	Term Loan, 2.50%, Maturing August 28, 2014	1,644,231
Idearc, Inc.
	18,830	Term Loan, 0.00%, Maturing November 17, 2014(5)	8,611,543
Laureate Education, Inc.
	648	Term Loan, 3.53%, Maturing August 17, 2014	590,479
	4,327	Term Loan, 3.53%, Maturing August 17, 2014	3,943,946
	1,000	Term Loan, 7.00%, Maturing August 31, 2014	1,000,000

See notes to financial statements

27

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

MediaNews Group, Inc.
	2,164	Term Loan, 4.74%, Maturing August 25, 2010	$669,357
	2,181	Term Loan, 4.74%, Maturing August 2, 2013	674,778
Mediannuaire Holding
EUR	468	Term Loan, 3.03%, Maturing October 10, 2014	497,555
EUR	468	Term Loan, 3.53%, Maturing October 10, 2015	497,417
Merrill Communications, LLC
	5,366	Term Loan, 8.50%, Maturing December 24, 2012	4,259,289
Nelson Education, Ltd.
	1,519	Term Loan, 2.78%, Maturing July 5, 2014	1,336,720
Newspaper Holdings, Inc.
	7,911	Term Loan, 1.81%, Maturing July 24, 2014	4,350,832
Nielsen Finance, LLC
	9,994	Term Loan, 2.24%, Maturing August 9, 2013	9,327,517
	4,731	Term Loan, 3.99%, Maturing May 1, 2016	4,450,971
Penton Media, Inc.
	1,755	Term Loan, 2.54%, Maturing February 1, 2013	1,205,101
Philadelphia Newspapers, LLC
	2,171	Term Loan, 0.00%, Maturing June 29, 2013(5)	499,430
Reader’s Digest Association, Inc. (The)
	2,834	DIP Loan, 13.50%, Maturing August 21, 2010	2,952,318
	4,029	Revolving Loan, 4.54%, Maturing March 3, 2014	1,980,213
	16,225	Term Loan, 4.25%, Maturing March 3, 2014	7,974,602
	1,449	Term Loan, 7.00%, Maturing March 3, 2014	711,979
Source Interlink Companies, Inc.
	916	Term Loan, 10.75%, Maturing June 18, 2013	755,667
	478	Term Loan, 15.00%, Maturing June 18, 2013(2)	167,240
Source Media, Inc.
	1,995	Term Loan, 5.29%, Maturing November 8, 2011	1,655,961
Star Tribune Co. (The)
	251	Term Loan, 8.00%, Maturing September 28, 2014(7)	199,485
	167	Term Loan, 11.00%, Maturing September 28, 2014(7)	116,429
Trader Media Corp.
GBP	4,344	Term Loan, 2.64%, Maturing March 23, 2015	6,104,059
Tribune Co.
	2,984	Term Loan, 0.00%, Maturing April 10, 2010(5)	1,390,152
	1,943	Term Loan, 0.00%, Maturing May 17, 2014(5)	920,690
	7,950	Term Loan, 0.00%, Maturing May 17, 2014(5)	3,591,879
Xsys, Inc.
	3,796	Term Loan, 2.89%, Maturing September 27, 2013	3,294,725
	3,877	Term Loan, 2.89%, Maturing September 27, 2014	3,365,316
EUR	1,516	Term Loan, 3.27%, Maturing September 27, 2014	1,941,470
	1,290	Term Loan - Second Lien, 5.18%, Maturing September 27, 2015	743,958
Yell Group, PLC
	4,850	Term Loan, 3.28%, Maturing February 10, 2013	3,492,000

			$105,980,707

Radio and Television — 7.0%

Block Communications, Inc.
	1,778	Term Loan, 2.28%, Maturing December 22, 2011	$1,644,843
Citadel Broadcasting Corp.
	11,850	Term Loan, 2.04%, Maturing June 12, 2014	8,161,688
CMP Susquehanna Corp.
	3,909	Term Loan, 2.25%, Maturing May 5, 2013	2,899,152
Discovery Communications, Inc.
	1,967	Term Loan, 2.28%, Maturing April 30, 2014	1,913,306
Emmis Operating Co.
	3,160	Term Loan, 4.28%, Maturing November 2, 2013	2,430,852
Gray Television, Inc.
	3,398	Term Loan, 3.79%, Maturing January 19, 2015	2,929,034
Intelsat Corp.
	6,165	Term Loan, 2.75%, Maturing January 3, 2014	5,838,380
	6,165	Term Loan, 2.75%, Maturing January 3, 2014	5,838,380
	6,167	Term Loan, 2.75%, Maturing January 3, 2014	5,840,163
Ion Media Networks, Inc.
	1,102	DIP Loan, 10.17%, Maturing May 29, 2010(3)(7)	1,734,113
	8,300	Term Loan, 0.00%, Maturing January 15, 2012(5)	2,102,664
LBI Media, Inc.
	1,930	Term Loan, 1.74%, Maturing March 31, 2012	1,611,550
NEP II, Inc.
	2,121	Term Loan, 2.53%, Maturing February 16, 2014	1,961,547
Nexstar Broadcasting, Inc.
	4,456	Term Loan, 5.00%, Maturing October 1, 2012	3,999,585
	4,214	Term Loan, 5.01%, Maturing October 1, 2012	3,781,888
Raycom TV Broadcasting, LLC
	7,850	Term Loan, 1.75%, Maturing June 25, 2014	6,515,500
SFX Entertainment
	3,411	Term Loan, 3.51%, Maturing June 21, 2013	3,155,005
Spanish Broadcasting System, Inc.
	6,064	Term Loan, 2.04%, Maturing June 10, 2012	5,033,328
Univision Communications, Inc.
	22,650	Term Loan, 2.53%, Maturing September 29, 2014	18,314,133
Young Broadcasting, Inc.
	3,508	Term Loan, 0.00%, Maturing November 3, 2012(5)	2,288,823

			$87,993,934

See notes to financial statements

28

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Rail Industries — 0.4%

Kansas City Southern Railway Co.
	5,108	Term Loan, 2.05%, Maturing April 26, 2013	$4,852,605

			$4,852,605

Retailers (Except Food and Drug) — 2.7%

American Achievement Corp.
	642	Term Loan, 6.26%, Maturing March 25, 2011	$577,819
Amscan Holdings, Inc.
	1,560	Term Loan, 2.65%, Maturing May 25, 2013	1,416,999
Cumberland Farms, Inc.
	4,107	Term Loan, 2.26%, Maturing September 29, 2013	3,757,669
Harbor Freight Tools USA, Inc.
	3,363	Term Loan, 9.75%, Maturing July 15, 2010	3,375,385
Josten’s Corp.
	2,393	Term Loan, 2.32%, Maturing October 4, 2011	2,372,649
Mapco Express, Inc.
	471	Term Loan, 5.75%, Maturing April 28, 2011	435,508
Neiman Marcus Group, Inc.
	2,984	Term Loan, 2.29%, Maturing April 5, 2013	2,566,743
Orbitz Worldwide, Inc.
	3,847	Term Loan, 3.28%, Maturing July 25, 2014	3,416,173
Oriental Trading Co., Inc.
	6,547	Term Loan, 9.75%, Maturing July 31, 2013	5,441,997
	1,000	Term Loan - Second Lien, 6.24%, Maturing January 31, 2013	242,500
Rent-A-Center, Inc.
	2,333	Term Loan, 2.00%, Maturing November 15, 2012	2,286,790
Rover Acquisition Corp.
	2,925	Term Loan, 2.52%, Maturing October 26, 2013	2,820,007
Savers, Inc.
	1,019	Term Loan, 3.00%, Maturing August 11, 2012	983,565
	1,115	Term Loan, 3.00%, Maturing August 11, 2012	1,076,179
Yankee Candle Company, Inc. (The)
	4,208	Term Loan, 2.25%, Maturing February 6, 2014	3,939,750

			$34,709,733

Steel — 0.2%

Algoma Acquisition Corp.
	2,649	Term Loan, 8.00%, Maturing June 20, 2013	$2,500,890

			$2,500,890

Surface Transport — 0.4%

Oshkosh Truck Corp.
	2,591	Term Loan, 6.32%, Maturing December 6, 2013	$2,592,714
Swift Transportation Co., Inc.
	2,317	Term Loan, 3.56%, Maturing May 10, 2014	2,001,615

			$4,594,329

Telecommunications — 4.0%

Alaska Communications Systems Holdings, Inc.
	5,569	Term Loan, 2.03%, Maturing February 1, 2012	$5,336,477
Asurion Corp.
	8,525	Term Loan, 3.24%, Maturing July 13, 2012	8,107,036
	2,000	Term Loan - Second Lien, 6.74%, Maturing January 13, 2013	1,904,376
BCM Luxembourg, Ltd.
EUR	2,000	Term Loan - Second Lien, Maturing March 31, 2016(4)	2,422,967
Cellular South, Inc.
	3,354	Term Loan, 2.04%, Maturing May 29, 2014	3,219,885
	1,141	Term Loan, 2.04%, Maturing May 29, 2014	1,095,255
Centennial Cellular Operating Co., LLC
	8,299	Term Loan, 2.24%, Maturing February 9, 2011	8,264,622
CommScope, Inc.
	2,661	Term Loan, 2.78%, Maturing November 19, 2014	2,579,708
Intelsat Subsidiary Holding Co.
	2,667	Term Loan, 2.75%, Maturing July 3, 2013	2,566,884
IPC Systems, Inc.
	3,336	Term Loan, 2.52%, Maturing May 31, 2014	2,852,195
GBP	218	Term Loan, 2.80%, Maturing May 31, 2014	258,143
Macquarie UK Broadcast Ventures, Ltd.
GBP	2,508	Term Loan, 2.51%, Maturing December 26, 2014	3,560,837
NTelos, Inc.
	2,000	Term Loan, 5.75%, Maturing August 13, 2015	2,014,166
Palm, Inc.
	2,279	Term Loan, 3.79%, Maturing April 24, 2014	2,020,271
Stratos Global Corp.
	2,596	Term Loan, 2.78%, Maturing February 13, 2012	2,556,805
Telesat Canada, Inc.
	1,964	Term Loan, 3.25%, Maturing October 22, 2014	1,889,446

			$50,649,073

Utilities — 3.6%

AEI Finance Holding, LLC
	738	Revolving Loan, 3.24%, Maturing March 30, 2012	$684,785
	5,001	Term Loan, 3.28%, Maturing March 30, 2014	4,638,832
BRSP, LLC
	1,500	Term Loan, 7.50%, Maturing June 24, 2014	1,410,000

See notes to financial statements

29

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Utilities (continued)

Calpine Corp.
	10,962	DIP Loan, 3.17%, Maturing March 29, 2014	$10,107,309
Covanta Energy Corp.
	1,979	Term Loan, 1.75%, Maturing February 9, 2014	1,885,470
	1,000	Term Loan, 1.79%, Maturing February 9, 2014	952,032
Electricinvest Holding Co.
GBP	600	Term Loan, 5.02%, Maturing October 24, 2012	787,800
EUR	596	Term Loan - Second Lien, 4.93%, Maturing October 24, 2012	701,412
NRG Energy, Inc.
	6,885	Term Loan, 2.02%, Maturing June 1, 2014	6,494,404
	4,706	Term Loan, 2.03%, Maturing June 1, 2014	4,439,385
TXU Texas Competitive Electric Holdings Co., LLC
	997	Term Loan, 3.74%, Maturing October 10, 2014	777,599
	2,465	Term Loan, 3.74%, Maturing October 10, 2014	1,898,137
	10,417	Term Loan, 3.74%, Maturing October 10, 2014	8,097,572
Vulcan Energy Corp.
	2,185	Term Loan, 5.50%, Maturing December 31, 2015	2,208,394

			$45,083,131

Total Senior Floating-Rate Interests
(identified cost $1,796,306,966)			$1,628,986,161

Corporate Bonds & Notes — 1.0%

Principal
Amount*
(000’s omitted)		Security	Value

Building and Development — 0.6%

Grohe Holding GmbH, Variable Rate
EUR	6,500	3.617%, 1/15/14(8)	$7,939,556

			$7,939,556

Chemicals and Plastics — 0.0%

Wellman Holdings, Inc., Sr. Sub. Notes
	679	5.00%, 1/29/19(7)	$249,872

			$249,872

Ecological Services and Equipment — 0.0%

Environmental Systems Product Holdings, Inc., Junior Notes
	75	18.00%, 3/31/15(2)(7)	$59,608

			$59,608

Electronics / Electrical — 0.2%

NXP BV/NXP Funding, LLC, Variable Rate
	2,300	3.034%, 10/15/13	$1,745,125

			$1,745,125

Telecommunications — 0.2%

Qwest Corp., Sr. Notes, Variable Rate
	3,150	3.549%, 6/15/13	$2,945,250

			$2,945,250

Total Corporate Bonds & Notes
(identified cost $14,148,320)			$12,939,411

Asset-Backed Securities — 0.2%

Principal
Amount
(000’s omitted)		Security	Value

	$1,598	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 6.90%, 6/15/29(9)(10)	$1,538,553
	1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.911%, 8/11/16(9)(10)	426,200

Total Asset-Backed Securities
(identified cost $2,597,999)			$1,964,753

Common Stocks — 0.2%

Shares		Security	Value

Automotive — 0.0%

	133,410	Hayes Lemmerz International, Inc.(11)	$4,789

			$4,789

Building and Development — 0.1%

	4,587	Lafarge Roofing(7)(11)	$0
EUR	154,985	Sanitec Europe Oy B Units(7)(11)	212,118
EUR	154,985	Sanitec Europe Oy E Units (7)(11)	0
	1,646	United Subcontractors, Inc.(7)(11)	132,696
	7,595	WCI Communities, Inc.(11)	531,667

			$876,481

See notes to financial statements

30

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Chemicals and Plastics — 0.0%

3,877	Vita Cayman II, Ltd.	$165,462
662	Wellman Holdings, Inc.(7)(11)	237,718

		$403,180

Ecological Services and Equipment — 0.0%

1,242	Environmental Systems Products Holdings, Inc.(7)(11)(12)	$17,301

		$17,301

Food Service — 0.1%

66,567	Buffets, Inc.(11)	$432,686

		$432,686

Investment Services — 0.0%

20,048	Safelite Realty Corp.(7)(12)	$0

		$0

Publishing — 0.0%

2,290	Source Interlink Companies, Inc.(7)(11)	$16,488
6,089	Star Tribune Co. (The)(7)(11)	0

		$16,488

Total Common Stocks
(identified cost $2,761,888)		$1,750,925

Preferred Stocks — 0.0%

Shares	Security	Value

Automotive — 0.0%

445	Hayes Lemmerz International, Inc., Series A, Convertible(11)(12)	$116

		$116

Chemicals and Plastics — 0.0%

217	Key Plastics, LLC, Series A(7)(11)(12)	$0

		$0

Ecological Services and Equipment — 0.0%

569	Environmental Systems Products Holdings, Inc., Series A(7)(11)(12)	$45,520

		$45,520

Total Preferred Stocks
(identified cost $249,639)		$45,636

Warrants — 0.0%

Shares	Security	Value

Commercial Services — 0.0%

4,437	Citation A14 Expires 4/6/12(7)(11)	$0
6,545	Citation B18 Expires 4/6/12(7)(11)	0

		$0

Diversified Manufacturing — 0.0%

940	Genetek, Inc., Class C Expires 10/31/10(11)(12)	$47,752

		$47,752

Total Warrants (identified cost $0)		$47,752

See notes to financial statements

31

Senior Debt Portfolio as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 2.0%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$21,898	Cash Management Portfolio, 0.00%(13)	$21,898,256
3,803	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/09	3,803,057

Total Short-Term Investments
(identified cost $25,701,313)		$25,701,313

Total Investments — 132.3%
(identified cost $1,841,766,125)		$1,671,435,951

Less Unfunded Loan Commitments — (1.4)%		$(17,156,582)

Net Investments — 130.9%
(identified cost $1,824,609,543)		$1,654,279,369

Other Assets, Less Liabilities — (30.9)%		$(390,751,232)

Net Assets — 100.0%		$1,263,528,137

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

DIP - Debtor in Possession

REIT - Real Estate Investment Trust

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	This Senior Loan will settle after October 31, 2009, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest payments.

(6)	Defaulted matured security.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(9)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $1,964,753 or 0.2% of the Portfolio’s net assets.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2009.

(11)	Non-income producing security.

(12)	Restricted security (see Note 5).

(13)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2009.

See notes to financial statements

32

Senior Debt Portfolio as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Unaffiliated investments, at value (identified cost, $1,802,711,287)	$1,632,381,113
Affiliated investment, at value (identified cost, $21,898,256)	21,898,256
Cash	66,737
Foreign currency, at value (identified cost, $10,025,086)	9,989,534
Interest receivable	6,450,443
Receivable for investments sold	13,251,881
Receivable for open forward foreign currency exchange contracts	447,868
Prepaid expenses	1,172,889
Other assets	20,422

Total assets	$1,685,679,143

Liabilities

Notes payable	$365,000,000
Payable for investments purchased	55,387,220
Payable for open forward foreign currency exchange contracts	194,259
Payable to affiliates:
Investment adviser fee	658,432
Trustees’ fees	4,208
Accrued expenses	906,887

Total liabilities	$422,151,006

Net Assets applicable to investors’ interest in Portfolio	$1,263,528,137

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,433,149,630
Net unrealized depreciation	(169,621,493)

Net Assets	$1,263,528,137

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Interest	$87,263,069
Interest income allocated from affiliated investment	123,081
Expenses allocated from affiliated investment	(73,586)

Total investment income	$87,312,564

Expenses

Investment adviser fee	$6,762,214
Trustees’ fees and expenses	50,708
Custodian fee	737,885
Legal and accounting services	535,449
Interest expense and fees	14,267,577
Miscellaneous	98,430

Total expenses	$22,452,263

Deduct —
Reduction of custodian fee	$5,091

Total expense reductions	$5,091

Net expenses	$22,447,172

Net investment income	$64,865,392

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(124,832,232)
Foreign currency and forward foreign currency exchange contract transactions	(14,341,382)

Net realized loss	$(139,173,614)

Change in unrealized appreciation (depreciation) —
Investments	$434,266,265
Foreign currency and forward foreign currency exchange contracts	(2,349,086)

Net change in unrealized appreciation (depreciation)	$431,917,179

Net realized and unrealized gain	$292,743,565

Net increase in net assets from operations	$357,608,957

See notes to financial statements

33

Senior Debt Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$64,865,392	$128,205,031
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(139,173,614)	(20,751,451)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	431,917,179	(569,535,361)

Net increase (decrease) in net assets from operations	$357,608,957	$(462,081,781)

Capital transactions —
Contributions	$39,030,192	$1,858,796,192
Withdrawals	(252,416,134)	(2,611,778,134)

Net decrease from capital transactions	$(213,385,942)	$(752,981,942)

Net increase (decrease) in net assets	$144,223,015	$(1,215,063,723)

Net Assets

At beginning of year	$1,119,305,122	$2,334,368,845

At end of year	$1,263,528,137	$1,119,305,122

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	October 31, 2009

Net increase in net assets from operations	$357,608,957
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(446,051,785)
Investments sold and principal repayments	554,975,408
Increase in short term investments, net	16,474,272
Net accretion/amortization of premium (discount)	(8,130,714)
Amorization of structuring and renewal fees	3,079,121
Decrease in interest receivable	6,498,033
Decrease in interest receivable from affiliated investment	23,154
Decrease in receivable for investments sold	11,776,718
Decrease in receivable for open forward foreign currency contracts	2,502,552
Decrease in prepaid expenses	103,208
Increase in other assets	(20,422)
Increase in payable for investments purchased	51,559,852
Increase in payable for open forward foreign currency contracts	194,259
Decrease in payable for closed swap contracts	(14,664)
Increase in payable to affiliate for investment adviser fee	59,505
Increase in payable to affiliate for Trustees’ fees	208
Decrease in accrued expenses	(855,616)
Decrease in unfunded loan commitments	(3,629,002)
Net change in unrealized (appreciation) depreciation from investments	(434,266,265)
Net realized (gain) loss from investments	124,832,232

Net cash provided by operating activities	$236,719,011

Cash Flows From Financing Activities

Proceeds from notes payable	$160,000,000
Repayments of notes payable	(175,000,000)
Proceeds from capital contributions	68,927,813
Payments for capital withdrawals	(282,313,755)
Payment of structuring and renewal fees on notes payable	(4,200,000)

Net cash used in financing activities	$(232,585,942)

Net decrease in cash*	$4,133,069

Cash at beginning of year(1)	$5,923,202

Cash at end of year(1)	$10,056,271

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$16,298,339

(1) Balance includes foreign currency, at value.

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(15,469).

See notes to financial statements

34

Senior Debt Portfolio as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,				Year Ended November 30,
			Period Ended
	2009	2008	October 31, 2007(1)		2006	2005		2004

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest and fees(2)	0.76%	0.66%	0.58	%(3)	0.51%	0.50%		0.50%
Interest and fee expense	1.31%	0.98%	0.70	%(3)	0.01%	0.00	%(4)	0.00	%(4)
Total expenses	2.07%	1.64%	1.28	%(3)	0.52%	0.50%		0.51%
Net investment income	5.97%	7.01%	7.18	%(3)	6.57%	5.00%		3.82%
Portfolio Turnover	32%	7%	55	%(5)	51%	65%		87%

Total Return	38.19%	(26.81)%	3.89	%(5)	6.88%	5.27%		6.15%

Net assets, end of period (000’s omitted)	$1,263,528	$1,119,305	$2,334,369		$2,645,798	$3,054,390		$3,340,152

(1)	For the eleven months ended October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Rounds to less than 0.01%.

(5)	Not annualized.

See notes to financial statements

35

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a New York trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2009, Eaton Vance Floating-Rate Advantage Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Portfolio’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Portfolio’s application of generally accepted accounting principles.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations

36

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2009, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

37

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — The Portfolio may enter into credit default swap contacts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return. When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is the seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

L  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets

38

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreements between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, and at reduced rates as daily net assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. The portion of the adviser fee payable by Cash Management on the Portfolio’s investment of cash therein is credited against the Portfolio’s investment adviser fee. For the year ended October 31, 2009, the Portfolio’s investment adviser fee totaled $6,831,888 of which $69,674 was allocated from Cash Management and $6,762,214 was paid or accrued directly by the Portfolio. For the year ended October 31, 2009, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management, was 0.63% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $446,051,785 and $554,986,152, respectively, for the year ended October 31, 2009.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,825,083,895

Gross unrealized appreciation	$17,119,667
Gross unrealized depreciation	(187,924,193)

Net unrealized depreciation	$(170,804,526)

The net unrealized appreciation on foreign currency at October 31, 2009 on a federal income tax basis was $708,681.

5   Restricted Securities

At October 31, 2009, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	(1)	$17,301
Safelite Realty Corp.	9/29/00– 11/10/00	20,048	0	(1)	0

			$0		$17,301

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,958		$45,520
Hayes Lemmerz International, Series A, Convertible	6/04/03	445	22,250		116
Key Plastics, LLC, Series A	4/26/01	217	217,431		0

			$249,639		$45,636

Warrants

Gentek, Inc., Class C, Expires 10/31/10	11/11/03	940	$0		$47,752

			$0		$47,752

Total Restricted			$249,639		$110,689

(1)	Less than $0.50.

39

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2009 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

			Net Unrealized
			Appreciation
Settlement Date	Deliver	In Exchange For	(Depreciation)

11/30/09	British Pound Sterling 28,520,600	United States Dollar 46,606,938	$(194,259)
11/30/09	Euro 78,198,693	United States Dollar 115,503,380	429,244
11/30/09	Euro 745,000	United States Dollar 1,114,937	18,624

			$253,609

At October 31, 2009, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”, (currently FASB Accounting Standards Codification (ASC) 815-10), effective May 1, 2009. Such standard requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. The disclosure below includes additional information as a result of implementing FAS 161.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio may enter into forward foreign currency exchange contracts. The Portfolio may also enter into such contracts to hedge currency risk of investments it anticipates purchasing.

The forward foreign currency exchange contracts in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2009, the maximum amount of loss the Fund would incur due to counterparty risk was $447,868, representing the fair value of such derivatives in an asset position.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2009 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives

Forward foreign currency exchange contracts	$447,868(1)	$(194,259	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the six months ended October 31, 2009 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$(15,215,632	)(1)	$1,314,528(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the six months ended October 31, 2009, which is indicative of the volume of this derivative type, was approximately $143,501,000.

7   Revolving Credit and Security Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to

40

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

$400 million ($600 million prior to February 12, 2009 and $800 million prior to December 29, 2008) and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 0.75% (1.50% prior to September 8, 2009 and 0.325% prior to February 12, 2009) per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.50% (1.25% prior to September 8, 2009, 1.50% prior to April 28, 2009 and 0.175% prior to February 12, 2009) per annum on the amount of the facility. Program and commitment fees for the year ended October 31, 2009 totaled $7,188,822 and are included in interest expense in the Statement of Operations. The Portfolio also paid a renewal fee of $4 million which is being amortized to interest expense over one year through February 10, 2010, the expiration date of the Agreement. The unamortized balance at October 31, 2009 is approximately $1,121,000 and is included in prepaid expenses on the Statement of Assets and Liabilities. In connection with the structuring of the Agreement, the Portfolio is obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012, of which $450,000 remains outstanding at October 31, 2009. The entire unpaid balance is payable on termination date if the Agreement is terminated by the Portfolio within the first five years and eliminated if the Agreement is terminated by the lenders at their discretion except for an event of default by the Portfolio. At October 31, 2009, the Portfolio had borrowings outstanding under the Agreement of $365,000,000 at an interest rate of 0.38%. The carrying amount of the borrowings at October 31, 2009 approximated fair value. For the year ended October 31, 2009, the average borrowings under the Agreement and the average interest rate were $325,027,397 and 1.23%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Concentration of Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

The Portfolio adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB ASC 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

41

Senior Debt Portfolio as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (less unfunded loan commitments)	$—	$1,609,334,717	$2,494,862	$1,611,829,579
Corporate Bonds & Notes	—	12,629,931	309,480	12,939,411
Asset-Backed Securities	—	1,964,753	—	1,964,753
Common Stocks	4,789	1,129,815	616,321	1,750,925
Preferred Stocks	—	116	45,520	45,636
Warrants	—	47,752	0	47,752
Short-Term Investments	21,898,256	3,803,057	—	25,701,313

Total Investments	$21,903,045	$1,628,910,141	$3,466,183	$1,654,279,369

Forward Foreign Currency Exchange Contracts	$—	$447,868	$—	$447,868

Total	$21,903,045	$1,629,358,009	$3,466,183	$1,654,727,237

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(194,259)	$—	$(194,259)

Total	$—	$(194,259)	$—	$(194,259)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments
	Floating-	in Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred	Investments
	Interests	Notes	Stocks	Stocks	in Warrants	Total

Balance as of October 31, 2008	$2,597,076	$53,840	$0	$13,070	$0	$2,663,986
Realized gains (losses)	(2,603,184)	—	—	(768)	—	(2,603,952)
Change in net unrealized appreciation (depreciation)*	2,213,700	23,054	(26,248)	33,218	0	2,243,724
Net purchases (sales)	1,246,407	206,728	642,569	—	—	2,095,704
Accrued discount (premium)	13,477	25,858	—	—	—	39,335
Net transfers to (from) Level 3	(972,614)	—	—	—	—	(972,614)

Balance as of October 31, 2009	$2,494,862	$309,480	$616,321	$45,520	$0	$3,466,183

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$604,335	$23,054	$(26,248)	$33,218	$0	$634,359

*	Amount is included in the related amount on investments in the Statement of Operations.

11   Review for Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 28, 2009, the date the financial statements were issued, have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

42

Senior Debt Portfolio as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Senior Debt Portfolio:
We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2009, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2009, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2009, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 28, 2009

43

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

44

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Senior Debt Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Floating-Rate Advantage Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following

45

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

In assessing the Fund’s investment performance, the Board noted that the Fund is the successor to the operations of Eaton Vance Prime Rate Reserves (the “Predecessor Fund”), which like the Fund, invested in Senior Debt Portfolio prior to its reorganization into the Fund on March 14, 2008. The Board compared the Predecessor Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2008 for the Fund (and the Predecessor Fund). The Board noted that the Predecessor Fund’s and the Fund’s performance relative to its peers was affected by management’s use of leverage as well as its focus on reducing volatility. On the basis of the foregoing, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and total expense ratio of the Fund for the period from inception (March 2008) through September 30, 2008, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the total expense ratio anticipated with respect to the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Predecessor Fund, the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Predecessor Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Predecessor Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

46

Eaton Vance Floating Rate Advantage Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

47

Eaton Vance Floating Rate Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and		in Fund Complex
Name and	Trust and	Length of	Principal Occupation(s)	Overseen By
Date of Birth	the Portfolio	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President of the Trust	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Scott H. Page 11/30/59	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 11 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President of the Trust	Since 2001	Director of EVC, Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 10/30/63	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 6 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

48

Eaton Vance Floating Rate Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Date of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Susan Schiff 3/13/61	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Thomas Seto 9/27/62	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

49

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Investment Adviser of Senior Debt Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Advantage Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3232-12/09	FRASRC

Eaton Vance
Investment Managers

Annual Report October 31, 2009

EATON VANCE STRUCTURED EMERGING MARKETS FUND

EATON VANCE STRUCTURED EMERGING MARKETS FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Thomas Seto
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
•	Despite an extremely volatile year, emerging markets generated strong positive performance, as measured by the MSCI Emerging Markets Index (the Index), which recorded a return of 64.13% for the 12 months ending October 31, 2009.[1] As the period began late last fall, global equities were already in the midst of a dramatic decline, dragged lower by the failure or near-collapse of several major financial institutions struggling under the enormous weight of troubled assets. On the verge of illiquidity, the credit markets virtually ceased operating, worldwide economic activity ground to a near standstill, and anxious equity investors stayed on the sidelines. At the beginning of the second quarter, however, equity markets began a rally in response to indications that the concerted global effort by world banks to alleviate the credit crisis and stimulate economic growth was succeeding. The volatile period finished on a decidedly positive note, with many market indexes for European, U.S. and Asian equities posting solid annual gains.

David Stein, Ph.D.
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
•	Against this backdrop, emerging markets fared very well, with some economies proving more resilient to the financial crisis and global recession than anticipated. Equity indexes tracking the performance of emerging markets widely outperformed the 27.71% return of foreign developed markets, as measured by the MSCI Europe, Australasia and Far East Index.
•	Top performers in the Index on an absolute-return basis for the year ending October 31, 2009, included Indonesia (+126%), Peru (+117%), Russia (+110%), Colombia (+94%), Brazil (+92%) and China (+83%). The Index’s nearly 20% weighting in China made the most significant contribution to returns, followed by a 15% allocation to Brazil. By contrast, countries such as Pakistan (-44%) and Jordan (-25%) did not fare as well.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	For the year ending October 31, 2009, the Fund recorded a double-digit return, although it under-performed the Index, its primary benchmark, and the S&P/IFCI Emerging Markets Index, its secondary benchmark. Looking at individual countries, China and Brazil had strong positive returns but the Fund’s underweight in both countries detracted from performance relative to the Index. Fund holdings in Nigeria and United Arab Emirates also were a drag on relative performance, as was the Fund’s exposure to Qatar, Jordan, Kuwait, Ghana and Saudi Arabia. Russia and Indonesia were among the top contributors to the Fund’s return, as the Fund was significantly overweighted in both countries versus the Index. An overweight to Argentina, as well as underweightings in Taiwan and Korea, also added to performance.

•	With any multicountry portfolio, country selection and weighting have the largest effect on the risk and return experience of the Fund’s strategy. Our research into emerging countries has resulted in some important observations. Individually, emerging markets can be volatile, but they also exhibit relatively low correlations among each other and developed markets. We believe that due to this tendency to move relatively

Total Return Performance
10/31/08-10/31/09

Class A2	51.81%
Class C2	50.69
Class I2	52.15
MSCI Emerging Markets Index[1]	64.13
S&P/IFCI Emerging Markets Index[1]	65.33
Lipper Emerging Markets Funds Average[1]	56.55
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered to certain investors at net asset value. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
independently, a structured portfolio that balances exposure to a broad array of emerging market countries can substantially reduce volatility compared to the level found in individual countries or more traditionally concentrated active strategies. While during the depths of the global financial crisis, there was a phenomenon where cross-country correlations rose and markets behaved more similarly than usual. However, they reverted to the historic norm of moving independent of each other as markets recovered throughout the year.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.
Portfolio Composition
Regional Weightings1

By total common stocks

[1]	As a percentage of the Fund’s total common stocks as of 10/31/09.
Sector Weightings2

By net assets

[2]	As a percentage of the Fund’s net assets as of 10/31/09. Excludes cash equivalents.

2

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI Emerging Markets Index and the S&P/IFCI Emerging Markets Index, each an unmanaged index of common stocks traded in emerging markets and available to foreign investors. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the MSCI Emerging Markets Index and the S&P/IFCI Emerging Markets Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper, Bloomberg. Class A of the Fund commenced investment operations on 6/30/06.

A $10,000 hypothetical investment at net asset value in Class C shares and Class I shares on 6/30/06 (inception date) would have been valued at $12,398 and $12,814, respectively, on 10/31/09. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAEMX	ECEMX	EIEMX

Average Annual Total Returns (at net asset value)
One Year	51.81%	50.69%	52.15%
Life of Fund†	7.48	6.65	7.71

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	43.01%	49.69%	52.15%
Life of Fund†	5.59	6.65	7.71

†	Inception Dates For All Share Classes: 6/30/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge and, for Class C, reflect a 1% CDSC for the first year. Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Class I shares are offered to certain investors at net asset value. Absent expense limitations by the adviser, the sub-adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.72%	2.47%	1.48%
Net Expense Ratio	1.62	2.37	1.37

[2]	Source: Prospectus dated 3/1/09. Net expense ratio reflects a contractual expense limitation that continues through February 28, 2010. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, expenses would be higher.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2009 – October 31, 2009).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Structured Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/09)	(10/31/09)	(5/1/09 – 10/31/09)

Actual
Class A	$1,000.00	$1,416.90	$9.75	**
Class C	$1,000.00	$1,409.90	$14.27	**
Class I	$1,000.00	$1,417.50	$8.23	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.13	**
Class C	$1,000.00	$1,013.40	$11.93	**
Class I	$1,000.00	$1,018.40	$6.87	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A shares, 2.35% for Class C shares and 1.35% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2009.

**	Absent an expense limitation by affiliates, the expenses would be higher.

4

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.3%

Security	Shares	Value

Argentina — 0.8%

Banco Macro SA, Class B ADR	46,050	$1,346,042
BBVA Banco Frances SA ADR	28,788	182,228
Cresud SA ADR	98,500	1,213,520
Grupo Financiero Galicia SA, Class B ADR(1)	88,700	514,460
IRSA Inversiones y Representaciones SA GDR(1)	14,500	125,280
MercadoLibre, Inc.(1)	41,600	1,488,864
Petrobras Energia SA ADR	67,925	1,163,555
Telecom Argentina SA, Class B ADR(1)	119,360	2,017,184

		$8,051,133

Botswana — 0.7%

Barclays Bank of Botswana	723,650	$708,665
Botswana Insurance Holdings Ltd.	326,490	400,194
First National Bank of Botswana	4,730,800	1,875,657
Letshego	173,200	349,139
Sechaba Breweries Ltd.	1,113,200	2,172,660
Standard Chartered Bank	531,120	1,251,744

		$6,758,059

Brazil — 6.1%

AES Tiete SA, PFC Shares	32,900	$370,723
All America Latina Logistica SA	103,500	763,207
American Banknote SA	4,700	46,957
Anhanguera Educacional Participacoes SA(1)	4,800	66,349
B2W Companhia Global do Varejo	16,970	491,298
Banco Bradesco SA, PFC Shares	149,150	2,926,103
Banco do Brasil SA	53,300	853,538
Banco Nossa Caixa SA	7,500	268,307
BM&F Bovespa SA	90,251	584,049
BR Malls Participacoes SA(1)	22,000	243,529
Bradespar SA, PFC Shares	31,500	651,780
Brasil Telecom Participacoes SA	7,100	130,949
Brasil Telecom Participacoes SA, PFC Shares	36,500	367,362
Brasil Telecom SA, PFC Shares	26,600	226,348
Braskem SA, PFC Shares	11,460	76,114
BRF-Brasil Foods SA(1)	59,120	1,433,029
Centrais Eletricas Brasileiras SA, Class B, PFC Shares	73,400	937,500
Cia Brasileira de Distribuicao Grupo Pao de Acucar, PFC Shares	29,782	901,102
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class B, PFC Shares	1,387	41,966
Cia de Bebidas das Americas, PFC Shares	33,758	3,061,139
Cia de Companhia de Concessoes Rodoviarias (CCR)	22,000	434,605
Cia de Saneamento Basico do Estado de Sao Paulo	28,220	536,654
Cia de Saneamento de Minas Gerais-Copasa MG	3,900	69,627
Cia de Transmissao de Energia Eletrica Paulista, PFC Shares	8,890	245,212
Cia Energetica de Minas Gerais, PFC Shares	55,504	866,777
Cia Energetica de Sao Paulo, PFC Shares	17,500	204,643
Cia Paranaense de Energia-Copel, PFC Shares	10,100	175,729
Cia Siderurgica Nacional SA (CSN)	31,600	1,045,799
Contax Participacoes SA, PFC Shares	1,910	85,655
Cosan SA Industria e Comercio(1)	40,000	421,208
CPFL Energia SA	20,600	355,495
Cyrela Brazil Realty SA	46,000	587,534
Diagnosticos da America SA(1)	3,800	94,051
Duratex SA	39,187	269,166
EDP-Energias do Brasil SA	17,900	289,595
Eletropaulo Metropolitana SA, Class B, PFC Shares	11,280	210,988
Empresa Brasileira de Aeronautica SA(1)	105,700	536,420
Estacio Participacoes SA	13,900	181,483
Fertilizantes Fosfatados SA, PFC Shares	25,300	240,132
Gafisa SA	9,300	138,001
Gerdau SA	5,000	57,249
Gerdau SA, PFC Shares	73,200	1,092,847
GVT Holding SA(1)	22,900	655,177
Investimentos Itau SA, PFC Shares	335,395	1,905,826
Itau Unibanco Holding SA, PFC Shares	212,022	4,031,981
Itausa-Investimentos Itau SA	12,545	85,456
JBS SA	73,400	407,083
LLX Logistica SA(1)	90,000	356,608
Localiza Rent a Car SA	38,100	400,119
Lojas Americanas SA, PFC Shares	58,370	384,362
Lojas Renner SA	17,700	311,478
Lupatech SA(1)	21,200	326,857
M Dias Branco SA	4,300	92,708
Marfrig Frigorificos e Comercio de Alimentos SA(1)	48,500	556,968
Medial Saude SA(1)	12,200	99,035
Metalurgica Gerdau SA, PFC Shares	19,200	348,774
MRV Engenharia e Participacoes SA	18,800	349,832
Natura Cosmeticos SA	15,100	270,439
Net Servicos de Comunicacao SA, PFC Shares	42,836	534,964
PDG Realty SA Empreendimentos e Participacoes	10,600	89,657
Petroleo Brasileiro SA	56,800	1,305,858
Petroleo Brasileiro SA, PFC Shares	424,800	8,449,700
Randon Participacoes SA, PFC Shares	21,200	161,262
Redecard SA	58,200	863,947
Rossi Residencial SA	39,800	266,373
Souza Cruz SA	14,600	515,509
Suzano Papel e Celulose SA	29,300	254,479
Tam SA, PFC Shares	14,800	212,137
Tele Norte Leste Participacoes SA	3,700	85,065

See notes to financial statements

5

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Brazil (continued)

Tele Norte Leste Participacoes SA, PFC Shares	56,900	$1,088,516
Telemar Norte Leste SA, PFC Shares	3,500	110,309
Telesp-Telecomunicacoes de Sao Paulo SA, PFC Shares	9,600	238,147
Terna Participacoes SA	5,000	104,167
Tim Participacoes SA, PFC Shares	156,500	368,685
Totvs SA	3,298	179,709
Tractebel Energia SA	21,600	256,267
Ultrapar Participacoes SA, PFC Shares	15,746	683,971
Usinas Siderurgicas de Minas Gerais SA, PFC Shares	30,525	797,088
Vale SA	47,300	1,202,906
Vale SA, PFC Shares	276,740	6,197,430
Vivo Participacoes SA, PFC Shares	23,675	580,586
Votorantim Celulose e Papel SA(1)	2,457	33,892
Weg SA	92,300	911,683

		$58,655,229

Bulgaria — 0.4%

Bulgarian American Credit Bank JSCO(1)	5,700	$76,784
CB First Investment Bank AD(1)	235,000	493,051
Central Cooperative Bank AD(1)	227,900	251,947
Chimimport AD(1)	329,922	620,163
Corporate Commercial Bank AD(1)	10,400	469,778
Doverie Holding AD(1)	13,760	40,017
MonBat AD(1)	60,235	317,357
Petrol AD(1)	102,500	357,142
Sopharma AD(1)	354,600	1,069,101
Vivacom	44,690	103,423

		$3,798,763

Chile — 3.1%

Administradora de Fondos de Pensiones Provida SA	44,300	$115,558
AES Gener SA	1,010,500	428,218
Almendral SA	2,512,600	242,529
Antarchile SA, Series A	38,340	660,723
Banco de Chile	13,030,222	1,030,736
Banco de Chile ADR	2,580	119,970
Banco de Credito e Inversiones	39,113	1,135,194
Banco Santander Chile SA	35,182,310	1,789,099
Banmedica SA	76,180	80,492
Cap SA	32,412	842,425
Cencosud SA	561,531	1,729,171
Cia Cervecerias Unidas SA	82,290	580,424
Cia General de Electricidad SA	61,050	384,617
Cia SudAmericana de Vapores SA(1)	350,331	288,341
Colbun SA	3,335,910	785,364
Corpbanca SA	58,054,570	393,627
Embotelladora Andina SA, Class B, PFC Shares	170,541	523,234
Empresa Nacional de Electricidad SA	1,229,463	1,889,522
Empresas CMPC SA	41,146	1,472,406
Empresas Copec SA	203,576	2,739,946
Empresas La Polar SA	156,400	792,383
Enersis SA	5,325,221	1,891,584
ENTEL SA	51,500	684,791
Grupo Security SA	1,212,785	338,059
Invercap SA	19,700	163,255
Inversiones Aguas Metropolitanas SA	306,600	362,065
Lan Airlines SA	65,195	874,506
Madeco SA	5,047,652	327,986
Masisa SA	444,800	65,771
Minera Valparaiso SA	12,324	371,380
Parque Arauco SA	452,000	468,302
Quinenco SA	162,900	322,149
Ripley Corp. SA	264,000	200,380
S.A.C.I. Falabella SA	506,600	2,431,814
Salfacorp SA	170,000	294,887
Sigdo Koppers SA	176,300	154,402
SM-Chile SA, Class B	2,424,500	279,917
Sociedad de Inversiones Oro Blanco SA	13,300,000	192,881
Sociedad de Inversiones Pampa Calichera SA, Class A	244,730	384,875
Sociedad Quimica y Minera de Chile SA, Series B	38,540	1,415,444
Sonda SA	381,500	525,959
Vina Concha y Toro SA	255,010	540,326

		$30,314,712

China — 6.4%

Agile Property Holdings, Ltd.	200,000	$255,481
Air China, Ltd., Class H(1)	520,000	281,478
Alibaba.com Ltd.	161,000	371,757
Aluminum Corp. of China Ltd., Class H(1)	402,000	437,928
American Oriental Bioengineering, Inc.(1)	21,600	85,536
Angang Steel Co., Ltd., Class H	214,000	395,546
Anhui Conch Cement Co., Ltd., Class H	58,000	375,280
Baidu, Inc. ADR(1)	3,870	1,462,550
Bank of China, Ltd., Class H	4,177,000	2,401,877
Bank of Communications, Ltd., Class H	381,000	456,036
Beijing Capital International Airport Co., Ltd., Class H(1)	310,000	208,472
Beijing Enterprises Holdings, Ltd.	69,000	411,269
BOC Hong Kong Holdings, Ltd.	127,500	292,846
BYD Co., Ltd., Class H(1)	74,200	680,261
BYD Electronic Co., Ltd.(1)	415,000	386,367
Chaoda Modern Agriculture Holdings, Ltd.	269,958	208,582
China Agri-Industries Holdings, Ltd.	453,000	433,929

See notes to financial statements

6

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

China (continued)

China Bluechemical, Ltd., Class H	468,000	$248,403
China CITIC Bank, Class H	239,000	178,300
China Coal Energy Co., Class H	311,000	430,340
China Communication Services Corp., Ltd., Class H	378,000	196,498
China Communications Construction Co., Ltd., Class H	481,000	517,719
China Construction Bank, Class H	2,449,000	2,111,360
China COSCO Holdings Co., Ltd., Class H	220,975	272,076
China Dongxiang Group Co.	634,000	387,365
China Everbright International, Ltd.	171,000	78,076
China Everbright, Ltd.	100,000	236,244
China Green (Holdings), Ltd.	72,000	63,163
China International Marine Containers Co., Ltd., Class B	146,472	146,066
China Life Insurance Co., Ltd., Class H	545,000	2,502,391
China Medical Technologies, Inc. ADR	9,700	152,290
China Mengniu Dairy Co., Ltd.(1)	297,000	830,270
China Merchants Bank Co., Ltd., Class H	533,650	1,365,259
China Merchants Holdings International Co., Ltd.	154,000	492,127
China Mobile, Ltd.	620,000	5,812,141
China National Building Material Co., Ltd., Class H	122,000	262,554
China National Materials Co., Ltd., Class H	180,000	142,645
China Oilfield Services, Ltd., Class H	110,000	118,857
China Overseas Land & Investment, Ltd.	230,160	496,204
China Petroleum & Chemical Corp., Class H	1,367,000	1,155,874
China Pharmaceutical Group, Ltd.	524,000	294,162
China Railway Construction Corp., Class H	171,000	226,231
China Railway Group, Ltd., Class H(1)	738,000	580,065
China Resources Enterprise, Ltd.	202,000	677,814
China Resources Land, Ltd.	124,000	299,018
China Resources Power Holdings Co., Ltd.	237,600	493,428
China Shenhua Energy Co., Ltd., Class H	259,500	1,162,512
China Shipping Container Lines Co., Ltd., Class H(1)	568,000	203,274
China Shipping Development Co., Ltd., Class H	74,000	104,609
China Southern Airlines Co., Ltd., Class H(1)	234,000	68,360
China Taiping Insurance Holdings Co., Ltd.(1)	101,000	353,400
China Telecom Corp., Ltd., Class H	2,000,000	883,954
China Travel International Investment Hong Kong, Ltd.	468,000	95,535
China Unicom, Ltd.	690,372	876,077
China Vanke Co., Ltd., Class B	445,120	550,567
China Yurun Food Group, Ltd.	214,000	438,737
China Zhongwang Holdings, Ltd.(1)	464,000	435,578
Chongqing Changan Automobile Co., Ltd., Class B	212,136	157,722
Citic Pacific, Ltd.	205,000	527,002
CNOOC, Ltd.	1,411,000	2,092,066
Cnpc Hong Kong, Ltd.	200,000	209,105
Cosco Pacific, Ltd.	198,000	274,011
Country Garden Holdings Co.	626,000	240,021
Ctrip.com International, Ltd. ADR(1)	9,000	481,860
Datang International Power Generation Co., Ltd., Class H	396,000	185,048
Dazhong Transportation Group Co., Ltd., Class B	84,750	59,014
Denway Motors, Ltd.	984,000	471,010
Dongfeng Motor Corp., Class H	664,000	790,289
Fibrechem Technologies, Ltd.(1)	100,200	0
Focus Media Holding, Ltd. ADR(1)	33,500	403,340
FU JI Food & Catering Services(1)	83,000	0
Global Bio-chem Technology Group Co., Ltd.	1,000,000	244,675
Golden Eagle Retail Group, Ltd.	168,000	288,947
Guangdong Investment, Ltd.	352,000	185,749
Guangzhou R&F Properties Co., Ltd., Class H	162,400	304,310
Harbin Power Equipment Co., Ltd., Class H	248,000	230,377
Hengdeli Holdings, Ltd.	210,000	68,377
Huaneng Power International, Inc., Class H	512,000	326,180
Industrial & Commercial Bank of China, Ltd., Class H	3,378,000	2,687,587
Inner Mongolia Eerduosi Cashmere Products Co., Ltd., Class B	110,000	78,042
Inner Mongolia Yitai Coal Co., Ltd., Class B	49,800	319,282
Jiangsu Expressway Co., Ltd., Class H	360,000	319,227
Jiangxi Copper Co., Ltd., Class H	174,000	394,239
Kingboard Chemical Holdings, Ltd.	48,500	195,208
Konka Group Co., Ltd., Class B	303,800	118,327
Lenovo Group, Ltd.	512,000	287,664
Li Ning Co., Ltd.	192,500	523,490
Maanshan Iron & Steel Co., Ltd., Class H(1)	166,000	99,930
Mindray Medical International, Ltd. ADR	10,300	316,519
NetEase.com, Inc. ADR(1)	14,300	552,266
New Oriental Education & Technology Group, Inc. ADR(1)	7,400	516,816
Nine Dragons Paper Holdings, Ltd.	181,000	257,900
Parkson Retail Group, Ltd.	345,000	558,542
PetroChina Co., Ltd., Class H	1,856,000	2,233,287
PICC Property & Casualty Co., Ltd., Class H(1)	360,000	265,616
Ping An Insurance (Group) Co. of China, Ltd., Class H	82,000	718,122
Poly (Hong Kong) Investment, Ltd.	93,000	106,413
Ports Design, Ltd.	39,500	106,197
Shanda Interactive Entertainment, Ltd. ADR(1)	5,800	253,344
Shandong Chenming Paper Holdings, Ltd., Class H	79,800	55,639
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	124,000	435,097
Shanghai Electric Group Co., Ltd., Class H	640,000	300,562
Shanghai Friendship Group, Inc. Co., Class B	48,620	58,007
Shanghai Industrial Holdings, Ltd.	53,000	248,980
Shanghai Jin Jiang International Hotels Group Co., Ltd., Class H	404,000	123,322
Shanghai Zhenhua Heavy Industry Co., Ltd., Class B	224,250	186,028

See notes to financial statements

7

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

China (continued)

Shimao Property Holdings, Ltd.	49,000	$91,145
SINA Corp.(1)	4,500	168,255
Sino-Ocean Land Holdings, Ltd.	195,000	189,391
Sinopec Shanghai Petrochemical Co., Ltd., Class H(1)	254,000	101,799
Sinotrans Shipping, Ltd.	512,000	229,939
Sinotruk Hong Kong, Ltd.	55,500	65,992
Sohu.com, Inc.(1)	5,300	294,680
Suntech Power Holdings Co., Ltd. ADR(1)	27,000	342,090
Tencent Holdings, Ltd.	79,600	1,386,041
Tingyi (Cayman Islands) Holding Corp.	334,000	745,233
Tsingtao Brewery Co., Ltd., Class H	76,000	308,769
Want Want China Holdings, Ltd.	1,231,000	723,221
Wumart Stores, Inc., Class H	55,000	93,409
Yangzijiang Shipbuilding Holdings, Ltd.	355,000	248,495
Yantai Changyu Pioneer Wine Co., Ltd., Class B	50,200	369,021
Yanzhou Coal Mining Co., Ltd., Class H	260,000	401,950
Zhejiang Expressway Co., Ltd., Class H	210,000	178,879
Zijin Mining Group Co., Ltd., Class H	352,000	340,714
ZTE Corp., Class H	115,752	643,610

		$61,862,127

Colombia — 0.7%

Almacenes Exito SA	102,500	$796,226
Banco de Bogota	3,600	57,586
Bancolombia SA ADR, PFC Shares	28,700	1,135,946
Cementos Argos SA	22,360	111,772
Cia Colombiana de Inversiones SA	21,337	517,293
Cia de Cemento Argos SA	72,900	553,173
Corporacion Financiera Colombiana SA	11,604	128,772
Ecopetrol SA	799,340	1,018,904
Empresa de Telecommunicaciones de Bogota SA	647,380	312,283
Grupo Aval Acciones y Valores SA	215,300	79,534
Grupo de Inversiones Suramericana	43,700	491,502
Grupo Nacional de Chocolates SA	67,045	698,434
Interconexion Electrica SA	131,760	765,334
ISAGEN SA ESP	426,200	446,333
Proenergia Internacional(1)(2)	4,360	0
Promigas SA	4,360	83,691
Textiles Fabricato Tejicondor SA(1)	4,522,600	47,475

		$7,244,258

Croatia — 0.7%

Adris Grupa DD, PFC Shares	11,430	$604,794
Atlantska Plovidba DD	5,167	1,042,438
Dalekovod DD(1)	4,050	320,735
Ericsson Nikola Tesla	1,100	297,965
Hrvatske Telekomunikacije DD	56,585	3,066,982
INA Industrija Nafte DD(1)	2,037	689,878
Institut IGH DD	350	254,251
Koncar-Elektroindustrija DD(1)	3,419	315,661
Podravka Prehrambena Industija DD(1)	5,675	324,156
Privredna Banka Zagreb DD(1)	3,177	389,374

		$7,306,234

Czech Republic — 1.9%

CEZ AS	139,760	$6,882,362
Komercni Banka AS	23,364	4,581,696
New World Resources NV, Class A	226,200	2,023,819
Philip Morris CR AS	1,613	775,452
Telefonica 02 Czech Republic AS	98,804	2,327,929
Unipetrol AS(1)	195,323	1,458,252

		$18,049,510

Egypt — 1.6%

Alexandria Mineral Oils Co.	7,520	$56,781
Arab Cotton Ginning	292,800	278,316
Commercial International Bank	133,902	1,386,290
Delta Sugar Co.(1)	19,428	90,394
Eastern Tobacco	16,004	364,182
Egypt Kuwaiti Holding Co.	274,179	649,462
Egyptian Financial & Industrial Co.	87,400	380,621
Egyptian Financial Group-Hermes Holding SAE	133,671	778,718
Egyptian for Tourism Resorts(1)	377,250	155,103
Egyptian International Pharmaceutical Industrial Co.	23,900	160,790
Egyptian Media Production City(1)	292,174	309,453
El Ezz Aldekhela Steel Alexa Co.	2,400	353,883
El Ezz Steel Rebars SAE	213,145	624,064
El Sewedy Cables Holding Co.	35,673	475,021
El Watany Bank of Egypt	12,400	100,052
Maridive & Oil Services SAE	119,000	518,092
Medinet Nasr for Housing	10,375	61,079
Misr Beni Suef Cement Co.	5,940	140,904
MobiNil-Egyptian Co. for Mobil Services	14,100	542,252
National Societe General Bank	38,700	197,550
Olympic Group Financial Investments	119,400	664,923
Orascom Construction Industries (OCI)	58,622	2,751,360
Orascom Telecom Holding SAE	243,990	1,627,194
Oriental Weavers Co.	31,299	189,994
Palm Hills Developments SAE(1)	105,000	168,813
Pioneers Holding	272,000	332,980
Sidi Kerir Petrochemicals Co.	227,000	485,107
Six of October Development & Investment Co.(1)	14,000	249,196

See notes to financial statements

8

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Egypt (continued)

South Valley Cement(1)	226,702	$322,747
Suez Cement Co.	10,700	66,126
Talaat Moustafa Group(1)	389,300	515,012
Telecom Egypt	203,284	658,642

		$15,655,101

Estonia — 0.8%

AS Baltika(1)	22,505	$24,251
AS Merko Ehitus	105,168	819,705
AS Nordecon International	349,200	726,177
AS Norma	17,006	94,931
AS Olympic Entertainment Group(1)	1,319,390	1,397,787
AS Tallink Group, Ltd.(1)	4,723,752	2,615,374
AS Tallinna Kaubamaja	208,840	1,181,579
AS Tallinna Vesi	42,390	622,396

		$7,482,200

Ghana — 0.2%

Aluworks Ghana, Ltd.(1)	457,409	$119,807
CAL Bank, Ltd.	1,298,010	199,589
Cocoa Processing Co., Ltd.	269,722	5,656
Ghana Commercial Bank, Ltd.	1,453,841	914,525
HFC Bank Ghana, Ltd.	1,235,326	535,315
Produce Buying Co., Ltd.	582,428	72,615
Standard Chartered Bank of Ghana, Ltd.	24,700	504,962

		$2,352,469

Hungary — 2.1%

EGIS Rt.	6,664	$702,526
Fotex Holding SE Co., Ltd.(1)	25,100	55,867
Magyar Telekom Rt.	1,004,520	4,330,646
MOL Hungarian Oil & Gas Rt.(1)	59,450	4,966,701
OTP Bank Rt.(1)	232,000	6,523,716
Richter Gedeon Rt.	19,810	4,125,664

		$20,705,120

India — 6.0%

ABB, Ltd.	5,400	$87,005
ACC, Ltd.	20,570	323,580
Aditya Birla Nuvo, Ltd.	3,402	56,858
Areva T&D India, Ltd.	34,500	203,095
Asian Paints, Ltd.	8,730	302,146
Axis Bank, Ltd.	28,600	542,785
Bajaj Auto, Ltd.	13,280	389,841
Bajaj Hindusthan, Ltd.	40,000	163,167
Bajaj Holdings & Investment, Ltd.	5,130	52,717
Bank of Baroda	9,660	103,358
Bank of India	64,300	448,956
Bharat Forge, Ltd.	19,650	101,639
Bharat Heavy Electricals, Ltd.	24,640	1,151,421
Bharti Airtel, Ltd.	425,860	2,629,284
Cairn India, Ltd.(1)	79,000	435,929
Canara Bank, Ltd.	12,400	89,964
Cipla, Ltd.	95,010	565,099
Colgate-Palmolive (India), Ltd.	9,000	133,260
Container Corp. of India, Ltd.	14,760	343,763
Crompton Greaves, Ltd.	16,800	135,102
Dabur India, Ltd.	72,200	232,173
Deccan Chronicle Holdings, Ltd.	27,600	79,807
Divi’s Laboratories, Ltd.	7,400	82,676
DLF, Ltd.	31,200	241,815
Dr. Reddy’s Laboratories, Ltd.	22,620	484,213
Educomp Solutions, Ltd.	24,565	409,750
Essar Oil, Ltd.(1)	102,130	283,570
Exide Industries, Ltd.	35,200	72,640
Gail India, Ltd.	105,050	765,417
GlaxoSmithKline Pharmaceuticals, Ltd.	4,480	148,065
Glenmark Pharmaceuticals, Ltd.	44,960	212,102
GMR Infrastructure(1)	248,000	325,308
Grasim Industries, Ltd.	2,830	129,680
Gujarat Ambuja Cements, Ltd.	44,800	84,063
Gujarat State Petronet, Ltd.(1)	144,200	243,776
GVK Power & Infrastructure, Ltd.(1)	180,000	167,287
HCL Technologies, Ltd.	21,100	135,283
HDFC Bank, Ltd.	32,624	1,113,976
Hero Honda Motors, Ltd.	20,500	676,769
Hindalco Industries, Ltd.	90,810	232,708
Hindustan Unilever, Ltd.	288,600	1,705,695
Hindustan Zinc, Ltd.	6,840	129,820
Housing Development & Infrastructure, Ltd.(1)	29,714	196,035
Housing Development Finance Corp.	44,700	2,486,953
ICICI Bank, Ltd.	125,670	2,081,089
Idea Cellular, Ltd.(1)	273,500	297,236
IFCI, Ltd.	68,000	62,486
Indiabulls Financial Services, Ltd.	18,100	63,961
Indiabulls Real Estate, Ltd.(1)	91,700	470,962
Indiabulls Securities, Ltd.	94,300	90,804
Indian Hotels Co., Ltd.	52,680	80,728
Indian Oil Corp., Ltd.	71,000	465,580
Infosys Technologies, Ltd.	82,600	3,850,764
Infosys Technologies, Ltd. ADR	3,800	174,800
Infrastructure Development Finance Co., Ltd.	76,600	236,543
ITC, Ltd.	276,530	1,495,974

See notes to financial statements

9

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

India (continued)

IVRCL Infrastructures & Projects, Ltd.	95,800	$699,447
Jaiprakash Associates, Ltd.	111,200	489,233
Jindal Steel & Power, Ltd.	77,700	1,041,500
JSW Steel, Ltd.	7,600	120,200
Kotak Mahindra Bank, Ltd.	59,100	876,920
Lanco Infratech, Ltd.(1)	13,900	141,658
Larsen & Toubro, Ltd.	36,360	1,195,456
Larsen & Toubro, Ltd. GDR	1,600	53,419
Lupin, Ltd.	3,900	102,163
Mahindra & Mahindra, Ltd.	53,480	1,028,377
Maruti Udyog, Ltd.	25,450	746,417
Motor Industries Co., Ltd.	1,130	101,760
Mphasis, Ltd.	14,800	210,347
Mundra Port & Special Economic Zone, Ltd.	29,400	310,966
Nestle India, Ltd.	9,530	518,629
Nicholas Piramal India, Ltd.	32,000	254,177
NTPC, Ltd.	305,300	1,364,441
Oil & Natural Gas Corp., Ltd.	70,470	1,682,322
Power Grid Corp. of India, Ltd.	185,700	403,664
Punj Lloyd, Ltd.	36,200	152,094
Ranbaxy Laboratories, Ltd.(1)	28,560	233,138
Reliance Capital, Ltd.	36,835	573,493
Reliance Communications, Ltd.	230,960	848,155
Reliance Industries, Ltd.	126,419	5,103,639
Reliance Infrastructure, Ltd.	41,400	909,836
Reliance Natural Resources, Ltd.(1)	207,800	277,872
Reliance Power, Ltd.(1)	145,300	425,528
Satyam Computer Services, Ltd.	144,150	311,051
Sesa Goa, Ltd.	37,000	238,583
Shree Renuka Sugars, Ltd.	55,000	214,225
Siemens India, Ltd.	7,380	78,914
State Bank of India	12,000	551,199
State Bank of India GDR	9,600	876,812
Steel Authority of India, Ltd.	155,400	537,563
Sterlite Industries (India), Ltd.	49,280	796,436
Sun Pharmaceuticals Industries, Ltd.	22,200	651,334
Sun TV Network, Ltd.	12,400	81,505
Suzlon Energy, Ltd.(1)	78,150	108,107
Tata Communications, Ltd.	31,000	251,639
Tata Consultancy Services, Ltd.	85,500	1,141,963
Tata Motors, Ltd.	21,050	248,634
Tata Power Co., Ltd.	29,990	837,650
Tata Steel, Ltd.	38,896	384,386
Tata Tea, Ltd.	11,800	214,252
Tata Teleservices Maharashtra, Ltd.(1)	365,500	202,551
Titan Industries, Ltd.	3,300	87,389
Torrent Power, Ltd.	44,700	262,954
Unitech, Ltd.	35,100	59,518
United Spirits, Ltd.	18,500	411,787
Voltas, Ltd.	39,000	131,367
Wipro, Ltd.	52,100	668,177
Zee Entertainment Enterprises, Ltd.	73,557	354,612

		$57,836,936

Indonesia — 3.0%

Adaro Energy PT	6,000,000	$946,599
Aneka Tambang Tbk PT	2,434,000	565,643
Astra Argo Lestari Tbk PT	321,000	712,611
Astra International Tbk PT	1,254,200	4,035,133
Bakrie & Brothers Tbk PT(1)	47,245,500	479,706
Bakrie Sumatera Plantations Tbk PT	556,500	39,586
Bank Central Asia Tbk PT	4,759,500	2,241,256
Bank Danamon Indonesia Tbk PT	2,004,803	935,253
Bank Mandiri Tbk PT	3,135,500	1,504,585
Bank Pan Indonesia Tbk PT(1)	1,456,500	116,935
Bank Rakyat Indonesia PT	2,407,500	1,751,931
Barito Pacific Tbk PT(1)	665,800	94,842
Berlian Laju Tanker Tbk PT	904,000	66,057
Bumi Resources Tbk PT	11,727,000	2,823,128
Energi Mega Persada Tbk PT(1)	1,550,700	44,842
Gudang Garam Tbk PT	179,000	263,315
Indah Kiat Pulp & Paper Corp. Tbk PT(1)	1,021,000	188,928
Indocement Tunggal Prakarsa Tbk PT	167,000	190,157
Indofood Sukses Makmur Tbk PT	2,314,000	731,314
Indosat Tbk PT	1,134,000	602,357
International Nickel Indonesia Tbk PT(1)	1,665,500	690,199
Kalbe Farma Tbk PT	1,745,500	218,912
Lippo Karawaci Tbk PT(1)	5,149,500	348,333
Medco Energi Internasional Tbk PT	2,095,000	585,519
Perusahaan Gas Negara PT	3,904,000	1,452,615
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	155,500	123,985
PT AKR Corporindo Tbk	861,500	100,762
PT Indo Tambangraya Megah Tbk	221,500	516,501
Semen Gresik (Persero) Tbk PT	301,000	212,718
Tambang Batubara Bukit Asam Tbk PT	404,500	630,161
Telekomunikasi Indonesia Tbk PT	2,855,000	2,458,479
Unilever Indonesia Tbk PT	711,800	744,457
United Tractors Tbk PT	1,577,000	2,417,932

		$28,834,751

Israel — 3.1%

Alony Hetz Properties & Investments, Ltd.	18,100	$64,290
Alvarion, Ltd.(1)	8,900	35,706
Avner Oil & Gas, Ltd.	850,000	266,867

See notes to financial statements

10

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Israel (continued)

Bank Hapoalim B.M.(1)	354,331	$1,293,573
Bank Leumi Le-Israel(1)	432,508	1,689,153
Bezeq Israeli Telecommunication Corp., Ltd.	546,135	1,218,821
Cellcom Israel, Ltd.	26,200	788,358
Check Point Software Technologies, Ltd.(1)	55,206	1,715,250
Clal Industries, Ltd.(1)	14,400	73,463
Clal Insurance Enterprise Holdings, Ltd.(1)	2,810	59,487
Delek Group, Ltd.	2,130	351,895
Discount Investment Corp.	16,400	385,361
Elbit Systems, Ltd.	9,950	602,831
Ezchip Semiconductor, Ltd.(1)	6,700	80,199
Frutarom	8,107	65,755
Gazit Globe (1982), Ltd.	12,000	110,902
Gilat Satellite Networks, Ltd.(1)	11,760	52,802
Harel Insurance Investments & Financial Services, Ltd.(1)	11,680	552,873
Housing & Construction Holdings, Ltd.	118,000	206,684
IDB Holding Corp., Ltd.	2,900	68,193
Israel Chemicals, Ltd.	235,061	2,745,614
Israel Corp., Ltd.(1)	1,275	876,878
Israel Discount Bank, Ltd., Series A	346,200	660,870
Isramco Negev 2, LP(1)	3,686,000	379,057
Koor Industries, Ltd.	8,510	243,996
Makhteshim-Agan Industries, Ltd.	104,897	490,278
Mellanox Technologies, Ltd.(1)	4,200	73,853
Menorah Mivtachim Holdings, Ltd.(1)	6,900	79,109
Migdal Insurance & Financial, Ltd. Holdings(1)	38,400	60,185
Mizrahi Tefahot Bank, Ltd.(1)	61,040	496,086
Ness Technologies, Inc.(1)	17,200	113,348
Nice Systems, Ltd.(1)	18,423	573,274
Oil Refineries, Ltd.	162,600	89,304
Orbotech, Ltd.(1)	20,000	186,000
Ormat Industries, Ltd.	27,300	237,985
Osem Investment, Ltd.	19,544	253,535
Partner Communications Co., Ltd.	41,300	783,083
Paz Oil Co., Ltd.	2,100	327,093
Strauss Group, Ltd.	23,300	302,011
Supersol, Ltd.	26,000	123,043
Teva Pharmaceutical Industries, Ltd. ADR	220,704	11,141,138

		$29,918,203

Jordan — 0.8%

Arab Bank PLC	201,285	$3,790,785
Arab Potash Co., PLC	23,800	1,010,362
Bank of Jordan	11,100	35,391
Capital Bank of Jordan(1)	185,557	361,551
Jordan Ahli Bank	14,700	31,474
Jordan Petroleum Refinery	28,400	292,298
Jordan Phosphate Mines	15,900	387,610
Jordan Steel	57,402	213,781
Jordan Telecom Corp.	37,600	270,897
Jordanian Electric Power Co.	113,889	603,112
Lafarge Jordan Cement	5,600	55,700
Middle East Complex for Engineering, Electric, & Heavy Industries PLC(1)	69,800	150,469
Taameer Jordan Co.(1)	279,605	229,122
Union Land Development(1)	32,100	99,710
United Arab Investors(1)	335,925	284,582

		$7,816,844

Kazakhstan — 0.3%

KazMunaiGas Exploration Production GDR	123,400	$2,910,702

		$2,910,702

Kenya — 0.8%

Athi River Mining, Ltd.	78,100	$99,578
Bamburi Cement Co., Ltd.	172,700	378,929
Barclays Bank of Kenya, Ltd.	716,965	427,263
East African Breweries, Ltd.	884,080	1,679,648
Equity Bank, Ltd.	5,398,700	1,032,289
KenolKobil, Ltd.	409,000	255,625
Kenya Airways, Ltd.	345,800	112,079
Kenya Commercial Bank, Ltd.	2,795,300	731,866
Kenya Electricity Generating Co., Ltd.	2,321,100	322,535
Kenya Power & Lighting, Ltd.	83,900	158,368
Mumias Sugar Co., Ltd.	856,800	78,577
Nation Media Group, Ltd.	206,200	330,526
Safaricom, Ltd.	34,362,672	1,840,258
Standard Chartered Bank Kenya, Ltd.	62,800	121,555

		$7,569,096

Kuwait — 0.9%

Aerated Concrete Industries Co.	189,000	$264,382
Agility(1)	50,000	202,833
Al Safwa Group Co.(1)	800,000	144,302
Boubyan Bank KSC(1)	100,000	181,850
Boubyan Petrochemicals Co.	220,000	319,287
Burgan Bank SAK(1)	196,000	267,319
Burgan Co. For Well Drilling, Trading & Maintenance KSCC	75,250	148,205
Commercial Bank of Kuwait SAK	50,000	173,107
Commercial Real Estate Co. KSCC(1)	406,600	179,163
Global Investment House KSCC(1)	527,500	199,231

See notes to financial statements

11

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Kuwait (continued)

Gulf Bank(1)	260,000	$295,506
Gulf Cable & Electrical Industries	50,000	323,082
Kuwait Finance House KSC	247,100	1,019,682
Kuwait Foods Co. (Americana)	45,000	283,266
Kuwait International Bank(1)	154,000	119,559
Kuwait Projects Co. Holdings KSC	45,000	76,325
Mabanee Co. SAKC(1)	38,500	95,594
Mobile Telecommunications Co.	387,500	1,571,953
National Bank of Kuwait SAK	322,750	1,354,433
National Industries Group Holding(1)	390,000	511,453
National Investment Co.(1)	120,000	182,549
National Real Estate Co.(1)	210,000	212,457
Sultan Center Food Products Co.(1)	220,000	187,725

		$8,313,263

Latvia — 0.1%

Grindeks(1)	42,000	$393,716
Latvian Shipping Co.(1)	735,000	686,512

		$1,080,228

Lebanon — 0.3%

Solidere	83,555	$2,182,457
Solidere GDR(3)	28,500	748,856

		$2,931,313

Lithuania — 0.3%

Apranga PVA(1)	278,536	$268,568
Invalda PVA(1)	19,100	17,298
Klaipedos Nafta PVA	1,345,900	548,656
Lietuvos Dujos	31,900	32,257
Lietuvos Energija(1)	42,400	54,510
Pieno Zvaigzdes	63,600	81,106
Rokiskio Suris(1)	69,800	90,506
Rytu Skirstomieji Tinklai(1)	88,200	80,109
Sanitas(1)	55,400	223,885
Siauliu Bankas(1)	774,861	353,963
Ukio Bankas Commercial Bank(1)	1,672,935	850,198

		$2,601,056

Malaysia — 3.1%

Airasia Bhd(1)	915,300	$359,890
Alliance Financial Group Bhd	385,700	275,587
AMMB Holdings Bhd	459,200	631,363
Astro All Asia Networks PLC	414,000	399,290
Batu Kawan Bhd	90,500	262,441
Berjaya Sports Toto Bhd	297,214	374,632
British American Tobacco Malaysia Bhd	35,500	466,214
Bursa Malaysia Bhd	131,700	311,498
CIMB Group Holdings Bhd	363,800	1,319,842
Dialog Group Bhd	221,900	83,712
Digi.com Bhd	65,600	418,897
Gamuda Bhd	1,076,200	982,617
Genting Bhd	626,600	1,317,198
Genting Plantations Bhd	163,400	292,131
Hong Leong Bank Bhd	178,000	389,227
Hong Leong Financial Group Bhd	145,000	262,328
IGB Corp. Bhd(1)	173,500	98,544
IJM Corp. Bhd	645,490	900,354
IOI Corp. Bhd	925,705	1,435,313
Kencana Petroleum Bhd	233,700	148,042
Kinsteel Bhd	202,200	54,490
KNM Group Bhd	4,983,800	1,131,071
Kuala Lumpur Kepong Bhd	128,500	561,176
Kulim (Malaysia) Bhd	141,000	303,212
Lafarge Malayan Cement Bhd	270,150	476,729
Lion Industries Corp. Bhd	540,300	220,935
Malayan Banking Bhd	727,487	1,408,920
Malaysian Airline System Bhd(1)	165,733	150,044
Malaysian Airline System Bhd, PFC Shares	33,533	7,714
Malaysian Bulk Carriers Bhd	102,200	92,934
Malaysian Resources Corp. Bhd(1)	949,000	374,968
MISC Bhd	317,000	824,009
MMC Corp. Bhd	540,000	391,351
Multi-Purpose Holdings Bhd	121,440	65,781
Parkson Holdings Bhd	205,040	304,213
Petra Perdana Bhd	83,400	63,281
Petronas Dagangan Bhd	259,700	675,582
Petronas Gas Bhd	135,200	386,450
PLUS (Projek Lebuhraya Utara Selatan) Expressways Bhd	411,900	397,038
PPB Group Bhd	117,700	519,772
Public Bank Bhd	306,720	955,468
Resorts World Bhd	1,117,800	892,847
RHB Capital Bhd	62,100	97,424
SapuraCrest Petroleum Bhd	208,100	125,552
Sarawak Energy Bhd	152,400	115,353
Shell Refining Co. Bhd	36,900	115,701
Sime Darby Bhd	1,254,839	3,244,518
Sino Hua-An International Bhd(1)	401,500	54,737
SP Setia Bhd	228,600	257,059
TA Enterprise Bhd	323,000	72,170
TA Global Bhd(1)	193,800	55,242
TA Global Bhd, PFC Shares(1)	193,800	0

See notes to financial statements

12

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Malaysia (continued)

Tanjong PLC	72,100	$319,029
Telekom Malaysia Bhd	381,100	334,922
Tenaga Nasional Bhd	502,100	1,230,658
Titan Chemicals Corp. Bhd(1)	168,000	56,559
TM International Bhd(1)	1,004,850	855,769
Top Glove Corp. Bhd	97,000	231,090
UEM Land Holdings Bhd(1)	510,500	247,275
UMW Holdings Bhd	78,000	143,653
Wah Seong Corp. Bhd	432,125	304,552
WCT Bhd	351,800	267,960
WTK Holdings Bhd	154,250	51,998
YNH Property Bhd(1)	158,059	77,772
YTL Corp. Bhd	189,006	401,930
YTL Power International Bhd	615,821	386,970

		$30,034,998

Mauritius — 0.8%

Ireland Blyth, Ltd.	31,600	$62,418
Mauritius Commercial Bank	509,000	2,448,100
Mauritius Development Investment Trust Co., Ltd.	80,700	12,005
Naiade Resorts, Ltd.	359,100	528,263
New Mauritius Hotels, Ltd.	525,350	2,316,386
Rogers & Co., Ltd.	13,200	141,283
State Bank of Mauritius, Ltd.	425,800	1,126,083
Sun Resorts, Ltd.	234,775	620,892
United Basalt Products, Ltd.	36,000	84,496
United Docks, Ltd.(1)	27,400	83,332

		$7,423,258

Mexico — 6.2%

Alfa SA de CV, Series A	281,000	$1,436,524
America Movil SAB de CV, Series L	5,940,920	13,043,815
Axtel SA de CV, Series CPO(1)	367,100	273,857
Banco Compartamos SA de CV	282,800	1,159,793
Bolsa Mexicana de Valores SA de CV(1)	630,000	725,248
Carso Global Telecom SA de CV, Series A1(1)	171,400	665,933
Carso Infraestructura y Construccion SA(1)	358,400	200,864
Cemex SAB de CV, Series CPO(1)	5,100,658	5,311,676
Coca-Cola Femsa SA de CV, Series L	30,200	164,452
Consorcio ARA SA de CV(1)	459,200	288,657
Corporacion GEO SA de CV, Series B(1)	194,300	514,896
Corporacion Moctezuma SA de CV	27,500	58,421
Desarrolladora Homex SA de CV(1)	81,500	485,775
Embotelladoras Arca SA	100,000	250,611
Empresas ICA SAB de CV(1)	513,100	1,125,002
Fomento Economico Mexicano SA de CV, Series UBD	784,900	3,328,933
Grupo Aeroportuario del Pacifico SA de CV, Class B	41,500	104,349
Grupo Aeroportuario del Sureste SAB de CV, Class B	95,500	390,571
Grupo Bimbo SA de CV, Series A	223,300	1,290,544
Grupo Carso SA de CV, Series A1	484,700	1,503,612
Grupo Elektra SA de CV	24,000	979,722
Grupo Financiero Banorte SA de CV, Class O	1,469,300	4,819,493
Grupo Financiero Inbursa SA de CV, Class O	1,027,700	2,900,871
Grupo Mexico SA de CV, Series B(1)	2,363,326	4,653,714
Grupo Modelo SA de CV, Series C(1)	260,000	1,205,112
Grupo Simec SA de CV, Series B(1)	92,000	225,197
Grupo Televisa SA, Series CPO	535,800	2,045,607
Impulsora del Desarrollo y el Empleo en America Latina SA de CV, Series B1(1)	919,900	905,705
Industrias CH SA, Series B(1)	25,700	82,606
Industrias Penoles SA de CV	67,800	1,255,381
Kimberly-Clark de Mexico SA de CV	189,500	752,044
Mexichem SA de CV	597,991	971,459
Organizacion Soriana SAB de CV, Class B(1)	120,000	267,288
Promotora y Operadora de Infraestructura SA de CV(1)	77,700	141,233
Telefonos de Mexico SA de CV, Series L	1,636,000	1,385,249
Telmex Internacional SAB de CV, Class L	1,602,300	1,031,491
TV Azteca SA de CV, Series CPO	625,000	321,878
Urbi Desarrollos Urbanos SA de CV(1)	178,400	351,294
Wal-Mart de Mexico SAB de CV, Series V	848,100	3,018,250

		$59,637,127

Morocco — 1.5%

Attijariwafa Bank	46,400	$1,587,342
Banque Centrale Populaire	25,280	877,211
Banque Marocaine du Commerce Exterieur (BMCE)	63,600	2,013,756
Banque Marocaine pour le Commerce et l’Industrie (BMCI)	2,860	321,677
Centrale Laitiere	85	112,463
Ciments du Maroc	2,250	459,514
Compagnie Generale Immobiliere	2,150	523,827
Cosumar Compagnie Sucriere Marocaine et de Raffinage	1,230	241,825
Credit Immobilier et Hotelier	1,440	68,729
Douja Promotion Groupe Addoha SA	56,300	831,163
Holcim Maroc SA	2,260	537,420
Lafarge Ciments	3,010	572,628
Managem(1)	7,755	268,160
Maroc Telecom	142,500	2,619,534
ONA SA	10,770	1,836,352
RISMA(1)	1,900	63,693
Samir(1)	3,480	267,263
Societe des Brasseries du Maroc	1,590	687,052
Societe Nationale d’Investissement	2,375	522,604

See notes to financial statements

13

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Morocco (continued)

SONASID (Societe Nationale de Siderurgie)	1,320	$358,013
Wafa Assurance	1,090	272,958

		$15,043,184

Nigeria — 0.8%

Access Bank PLC	5,970,288	$252,499
Afribank Nigeria PLC(1)	5,727,146	96,022
African Petroleum PLC	285,989	64,121
Ashaka Cement PLC	221,861	19,313
Benue Cement Co. PLC	1,460,000	408,184
Dangote Sugar Refinery PLC	5,767,032	574,993
Diamond Bank PLC	5,100,000	257,776
Ecobank Transnational, Inc.	1,922,518	184,968
Fidelity Bank/Nigeria	12,200,000	181,541
First Bank of Nigeria PLC	9,985,105	983,019
First City Monument Bank PLC(1)	4,500,000	182,889
Guaranty Trust Bank PLC	6,274,612	644,763
Guiness Nigeria PLC	442,075	398,750
Intercontinental Bank PLC(1)	3,062,209	56,552
Lafarge Cement WAPCO Nigeria PLC	1,228,000	251,898
Nestle Foods Nigeria PLC	151,000	213,615
Nigerian Breweries PLC	1,848,611	668,043
Oando PLC	448,000	276,508
Oceanic Bank International PLC(1)	4,301,220	68,124
PlatinumHabib Bank PLC	2,767,885	39,987
PZ Cussons Nigeria PLC	1,185,000	173,558
Skye Bank PLC	4,525,000	149,451
UAC of Nigeria PLC	900,000	244,734
Union Bank of Nigeria PLC	4,658,654	224,751
United Bank for Africa PLC	6,181,798	487,420
Zenith Bank, Ltd.	6,479,912	619,628

		$7,723,107

Oman — 0.8%

Bank Dhofar SAOG	373,466	$586,799
Bank Muscat SAOG	567,695	1,329,460
Bank Sohar(1)	887,000	498,351
Dhofar International Development & Investment Holding Co.	27,600	28,986
Galfar Engineering & Contracting SAOG	368,360	612,486
National Bank of Oman, Ltd.	184,410	154,755
Oman Cables Industry SAOG	93,600	352,231
Oman Cement Co., SAOG	205,500	392,350
Oman Flour Mills Co., Ltd. SAOG	164,100	248,782
Oman International Bank SAOG	342,950	263,400
Oman Telecommunications Co.	486,400	1,654,808
Ominvest	172,199	221,076
Raysut Cement Co., SAOG	130,245	509,575
Renaissance Holdings Co.	301,173	524,991
Shell Oman Marketing Co.	34,398	186,777

		$7,564,827

Pakistan — 0.8%

Adamjee Insurance Co., Ltd.	201,050	$305,770
Allied Bank, Ltd.	117,524	81,900
Azgard Nine, Ltd.(1)	491,400	141,940
Bank Alfalah, Ltd.(1)	1,295,638	208,172
D.G. Khan Cement Co., Ltd.(1)	258,360	89,373
Engro Chemical Pakistan, Ltd.	326,200	649,271
Fauji Fertilizer Co., Ltd.	292,352	367,368
Habib Bank, Ltd.	160,000	236,930
Hub Power Co., Ltd.	1,346,700	467,470
Indus Motor Co., Ltd.	24,000	53,525
Jahangir Siddiqui & Co., Ltd.(1)	500,000	211,031
Kot Addu Power Co., Ltd.	218,000	120,240
Lucky Cement, Ltd.	326,500	256,972
Muslim Commercial Bank, Ltd.	489,102	1,249,145
National Bank of Pakistan	211,694	209,410
Nishat Mills, Ltd.	937,800	676,925
Oil & Gas Development Co., Ltd.	524,000	649,974
Pakistan Oil Fields, Ltd.	124,000	321,894
Pakistan Petroleum, Ltd.	224,742	469,156
Pakistan State Oil Co., Ltd.	93,700	342,668
Pakistan Telecommunication Co., Ltd.	1,706,100	383,566
SUI Northern Gas Pipelines, Ltd.	211,000	67,550
United Bank, Ltd.	362,587	250,942

		$7,811,192

Peru — 1.5%

Alicorp SA	384,800	$284,400
Austral Group SA(1)	658,650	76,982
Cia de Minas Buenaventura SA ADR	77,980	2,617,789
Cia Minera Atacocha SA, Class B, PFC Shares	39,750	20,907
Cia Minera Milpo SA(1)	317,997	830,793
Credicorp, Ltd.	45,770	3,156,635
Edegel SA	1,180,000	608,456
Edelnor SA	108,248	101,401
Empresa Agroindustrial Casa Grande SA(1)	69,120	180,582
Energia del Sur SA	39,900	167,336
Ferreyros SA	331,542	307,722
Grana y Montero SA	210,612	208,512
Luz del Sur SAA	90,550	138,517
Minsur SA	162,200	401,458

See notes to financial statements

14

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Peru (continued)

Sociedad Minera Cerro Verde SA	19,790	$451,212
Sociedad Minera el Brocal SA	8,970	131,050
Southern Copper Corp.	111,180	3,502,170
Volcan Cia Minera SA, Class B(1)	1,157,519	1,364,830

		$14,550,752

Philippines — 1.6%

Aboitiz Equity Ventures, Inc.	3,911,000	$675,115
Aboitiz Power Corp.	1,765,000	274,257
Alliance Global Group, Inc.(1)	4,540,000	403,577
Altlas Consolidated Mining & Development Corp.(1)	500,000	91,394
Ayala Corp.	134,196	812,006
Ayala Land, Inc.	3,951,800	854,472
Banco De Oro	701,020	508,840
Bank of the Philippine Islands	943,100	917,619
Benpres Holdings Corp.(1)	4,600,000	336,775
Filinvest Land, Inc.	3,449,000	64,929
First Gen Corp.(1)	709,950	234,085
First Philippine Holdings Corp.(1)	70,100	68,621
Globe Telecom, Inc.	18,040	345,879
Holcim Philippines, Inc.	1,492,000	150,299
International Container Terminal Services, Inc.	388,900	164,668
JG Summit Holding, Inc.	2,411,900	318,790
Jollibee Foods Corp.	363,300	386,475
Manila Electric Co.	300,400	1,167,999
Manila Water Co.	254,600	85,936
Megaworld Corp.	2,476,800	77,870
Megaworld Corp.(4)	619,200	19,468
Metropolitan Bank & Trust Co.	581,600	491,979
Philex Mining Corp.(1)	4,017,125	955,125
Philippine Long Distance Telephone Co.	45,620	2,451,816
PNOC Energy Development Corp.	4,051,000	349,865
Robinsons Land Corp.	411,400	104,465
San Miguel Corp., Class B	649,500	894,501
SM Investments Corp.	155,938	1,018,426
SM Prime Holdings, Inc.	3,202,799	664,142
Universal Robina Corp.	1,399,600	365,017
Vista Land & Lifescapes, Inc.(1)	3,675,000	150,164

		$15,404,574

Poland — 3.0%

Agora SA(1)	79,030	$518,594
AmRest Holdings NV(1)	4,410	107,338
Bank Handlowy w Warszawie SA(1)	14,170	310,753
Bank Millennium SA(1)	176,600	289,844
Bank Pekao SA(1)	58,138	3,120,511
Bank Zachodni WBK SA(1)	10,600	565,886
Bioton SA(1)	3,980,100	313,063
BRE Bank SA(1)	6,003	556,501
Budimex SA	18,100	496,787
Cersanit SA(1)	87,100	426,276
Cyfrowy Polsat SA	111,200	536,839
Debica SA	2,520	53,964
Dom Development SA	7,570	115,187
Echo Investment SA(1)	150,000	215,121
Eurocash SA	63,000	307,539
Farmacol SA(1)	4,040	57,688
Getin Holding SA(1)	233,150	663,544
Globe Trade Centre SA(1)	53,590	462,378
Grupa Kety SA(1)	9,600	348,406
Grupa Lotos SA(1)	26,453	240,445
ING Bank Slaski SA w Katowicach(1)	1,685	378,117
KGHM Polska Miedz SA	64,080	2,156,973
LPP SA(1)	275	136,062
Mondi Swiecie SA(1)	9,600	234,439
Mostostal-Warszawa SA(1)	3,160	72,252
Multimedia Polska SA(1)	89,740	215,685
Netia SA(1)	401,654	584,635
NG2 SA	3,810	53,184
Orbis SA(1)	30,000	474,295
PBG SA(1)	11,720	912,886
Polimex Mostostal SA	636,500	818,440
Polish Oil & Gas	558,200	679,710
Polnord SA(1)	20,350	241,656
Polski Koncern Naftowy Orlen SA(1)	151,000	1,571,717
Powszechna Kasa Oszczednosci Bank Polski SA	264,710	3,136,546
Przedsiebiorstwo Eksportu i Importu KOPEX SA(1)	13,800	122,786
Softbank SA	68,173	1,369,739
Telekomunikacja Polska SA	767,350	4,503,355
TVN SA	260,420	1,290,525
Vistula Group SA(1)	400,000	301,202
Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,900	346,937

		$29,307,805

Qatar — 1.6%

Aamal Holding	60,200	$525,728
Barwa Real Estate Co.(1)	40,993	383,063
Commercial Bank of Qatar	34,157	667,035
Doha Bank, Ltd.	33,176	424,558
First Finance Co.	53,357	329,536
Gulf International Services QSC	61,750	560,619
Industries Qatar	89,335	2,722,241
Masraf Al Rayan	223,300	759,237

See notes to financial statements

15

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Qatar (continued)

Qatar Electricity & Water Co.	37,000	$1,012,144
Qatar Fuel	10,020	458,210
Qatar Gas Transport Co., Ltd. (NAKILAT)(1)	203,330	1,351,033
Qatar Insurance Co.	18,635	329,662
Qatar International Islamic Bank	27,943	346,564
Qatar Islamic Bank	34,387	775,102
Qatar National Bank	48,092	2,010,558
Qatar National Cement Co.	10,500	235,874
Qatar National Navigation	23,896	437,736
Qatar Shipping Co.	43,836	403,618
Qatar Telecom QSC	41,902	1,852,855
Salam International Investment Co., Ltd.	53,000	164,507
United Development Co.	4,780	49,645

		$15,799,525

Romania — 0.8%

Antibiotice SA	409,100	$92,221
Banca Transilvania	2,691,296	1,598,610
Biofarm Bucuresti(1)	7,119,988	479,804
BRD-Group Societe Generale	777,000	3,249,673
Impact SA(1)	253,290	46,914
Rompetrol Rafinare SA(1)	12,930,500	283,314
SNP Petrom SA(1)	15,699,400	1,375,514
Transelectrica SA	134,000	538,246

		$7,664,296

Russia — 6.2%

Aeroflot-Russian International Airlines	229,000	$313,405
AvtoVAZ(1)	263,394	133,071
Cherepovets MK Severstal GDR(3)	24,050	173,481
Comstar United Telesystems GDR	151,550	784,120
CTC Media, Inc.(1)	91,467	1,470,789
Evraz Group SA GDR(1)(3)	20,135	487,853
Federal Grid Co. Unified Energy System JSC(1)	10,725,782	113,490
Gazprom OAO ADR	53,450	1,290,818
Holding MRSK OAO(1)	911,500	106,499
Irkutskenergo(1)	327,400	150,139
Irkutskenergo OJSC(1)(2)	338,903	0
JSC Severstal-Avto(1)	9,262	142,808
KamAZ(1)	127,700	305,603
LUKOIL ADR	89,800	5,209,445
Magnitogorsk Iron & Steel Works GDR(1)(3)	32,100	303,262
Mechel ADR	22,400	384,384
Mining & Metallurgical Co.(1)	2,680	347,987
MMC Norilsk Nickel ADR(1)	151,400	1,989,231
Mobile TeleSystems	604,700	4,139,778
Mobile TeleSystems ADR	2,200	99,660
Mosenergo(1)	971,603	87,494
NovaTek OAO GDR(3)	30,416	1,526,926
Novolipetsk Steel GDR(1)	21,400	560,680
Novolipetsk Steel GDR(1)(3)	6,536	170,238
OAO Gazprom	73,400	436,115
OAO Gazprom ADR	485,749	11,649,250
OAO Rosneft Oil Co. GDR	53,820	409,238
OAO Seventh Continent(1)	16,900	143,563
OAO TMK GDR	10,700	193,670
OAO TMK GDR(3)	2,500	45,162
OGK-3(1)	967,658	50,831
OGK-4 OJSC(1)	1,090,428	55,612
Pegas Nonwovens SA	11,200	263,098
PIK Group GDR(1)	44,400	175,090
Polyus Gold ADR	5,600	150,526
RBC Information Systems(1)	54,450	87,617
Rosneft Oil Co. GDR	166,000	1,269,900
Rostelecom ADR	30,400	1,187,120
RusHydro(1)	31,395,041	1,089,439
Sberbank	4,279,388	9,352,102
Sberbank, PFC Shares	539,250	812,104
Sistema JSFC(1)	104,800	66,155
Sistema JSFC GDR(1)	41,430	672,276
Surgutneftegaz	163,200	142,156
Surgutneftegaz ADR	332,960	2,938,969
Surgutneftegaz, PFC Shares	914,700	381,151
Tatneft	26,233	109,137
Tatneft GDR	61,566	1,594,367
TGK-2(1)	13,779,634	3,114
TGK-4(1)	16,839,141	5,490
Transneft	470	393,982
Uralsvyazinform	2,952,700	69,388
Vimpel-Communications ADR	150,740	2,702,768
VTB Bank OJSC GDR(3)	429,970	1,711,404
Wimm-Bill-Dann Foods OJSC ADR(1)	2,665	180,101
X5 Retail Group NV GDR(1)	62,194	1,485,530

		$60,117,586

Slovenia — 0.8%

Gorenje DD(1)	8,720	$167,037
Istrabenz(1)	3,000	31,980
KRKA DD	27,995	2,953,952
Luka Koper(1)	15,750	633,064
Mercator Poslovni Sistem	2,532	633,974
Nova Kreditna Banka Maribor	43,500	839,629
Petrol	880	432,452

See notes to financial statements

16

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Slovenia (continued)

Sava DD	940	$276,405
Telekom Slovenije DD	3,270	717,615
Zavarovalnica Triglav DD	18,800	741,773

		$7,427,881

South Africa — 6.1%

ABSA Group, Ltd.	55,150	$873,021
Adcock Ingram Holdings, Ltd.	33,300	226,520
Adcorp Holdings, Ltd.	16,900	57,829
AECI, Ltd.	6,330	49,036
African Bank Investments, Ltd.	140,814	549,794
African Rainbow Minerals, Ltd.	19,600	379,487
Allan Gray Property Trust	84,300	68,534
Allied Electronics Corp., Ltd.	17,182	64,204
Allied Electronics Corp., Ltd., PFC Shares	69,600	240,052
Anglo Platinum, Ltd.(1)	10,280	888,571
AngloGold Ashanti, Ltd.	70,471	2,632,034
Aquarius Platinum, Ltd.(1)	41,700	177,824
Aspen Pharmacare Holdings, Ltd.(1)	91,031	767,196
Aveng, Ltd.	238,790	1,266,413
AVI, Ltd.	119,300	316,975
Barloworld, Ltd.	122,520	763,900
Bidvest Group, Ltd.	162,296	2,541,384
Clicks Group, Ltd.	89,300	282,488
DataTec, Ltd.	140,700	518,216
Discovery Holdings, Ltd.	101,945	405,125
ElementOne, Ltd.(1)	44,850	77,478
FirstRand, Ltd.	664,950	1,497,726
Foschini, Ltd.	68,500	542,114
Gold Fields, Ltd.	132,135	1,690,538
Grindrod, Ltd.	165,300	379,919
Group Five, Ltd.	81,460	416,818
Growthpoint Properties, Ltd.	217,000	384,041
Harmony Gold Mining Co., Ltd.	71,910	720,264
Hyprop Investments, Ltd.	67,500	391,739
Illovo Sugar, Ltd.	27,600	125,098
Impala Platinum Holdings, Ltd.	98,730	2,172,404
Imperial Holdings, Ltd.	62,680	645,301
Investec, Ltd.	72,500	535,015
JD Group, Ltd.	58,290	324,834
JSE, Ltd.	15,200	117,197
Kumba Iron Ore, Ltd.	14,960	446,662
Kumba Resources, Ltd.	38,610	433,687
Lewis Group, Ltd.	32,500	227,574
Liberty Holdings, Ltd.	44,700	386,474
Massmart Holdings, Ltd.	57,700	666,615
Medi-Clinic Corp., Ltd.	52,200	160,321
Metropolitan Holdings, Ltd.	162,100	274,459
Mittal Steel South Africa, Ltd.	29,277	393,992
Mondi, Ltd.	9,900	55,861
Mr. Price Group, Ltd.	72,100	329,877
MTN Group, Ltd.	645,340	9,608,619
Murray & Roberts Holdings, Ltd.	160,250	1,143,836
Mvelaphanda Group, Ltd.(1)	65,900	59,705
Nampak, Ltd.	171,938	372,959
Naspers, Ltd., Class N	83,492	3,013,933
Nedbank Group, Ltd.	46,830	703,954
Netcare, Ltd.(1)	280,550	413,178
Northam Platinum, Ltd.	14,400	67,294
Pangbourne Properties, Ltd.	28,800	60,098
Pick’n Pay Holdings, Ltd.	36,500	82,838
Pick’n Pay Stores, Ltd.	45,170	234,811
Pretoria Portland Cement Co., Ltd.	102,827	430,454
Raubex Group, Ltd.	93,000	291,210
Redefine Income Fund, Ltd.	475,000	436,597
Remgro, Ltd.	74,100	867,447
Reunert, Ltd.	111,160	782,985
RMB Holdings, Ltd.	174,300	636,339
Sanlam, Ltd.	344,190	944,976
Santam, Ltd.	5,583	71,900
Sappi, Ltd.	75,636	279,494
Sasol, Ltd.	90,950	3,407,468
Shoprite Holdings, Ltd.	80,000	651,914
Spar Group, Ltd.	54,600	481,506
Standard Bank Group, Ltd.	238,121	2,971,984
Steinhoff International Holdings, Ltd.	352,040	850,729
Sun International, Ltd.(1)	11,182	129,865
Telkom South Africa, Ltd.	115,950	649,643
Tiger Brands, Ltd.	40,100	802,941
Truworths International, Ltd.	92,400	528,865
Vodacom Group (Pty), Ltd.(1)	111,000	769,658
Wilson Bayly Holmes-Ovcon, Ltd.	28,100	406,869
Woolworths Holdings, Ltd.	160,409	358,148

		$58,976,828

South Korea — 6.0%

Amorepacific Corp.	418	$288,861
Busan Bank	15,470	175,415
Cheil Industries, Inc.	11,000	410,385
CJ CheilJedang Corp.	596	100,788
CJ O Shopping Co., Ltd.	1,580	104,364
Daegu Bank	7,550	100,173
Daelim Industrial Co., Ltd.	1,670	105,981
Daewoo Engineering & Construction Co., Ltd.	12,241	124,705

See notes to financial statements

17

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

South Korea (continued)

Daewoo International Corp.	3,471	$94,806
Daewoo Motor Sales Corp.(1)	23,045	191,263
Daewoo Securities Co., Ltd.	9,010	136,899
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,880	248,336
Dong-A Pharmaceutical Co., Ltd.	3,320	322,845
Dongbu Insurance Co., Ltd.	1,640	49,763
Dongkuk Steel Mill Co., Ltd.	12,930	274,589
Doosan Corp.	3,160	219,138
Doosan Heavy Industries & Construction Co., Ltd.	2,570	137,919
GLOVIS Co., Ltd.	1,680	146,503
GS Engineering & Construction Corp.	3,290	288,507
GS Holdings Corp.	11,000	272,473
Hana Financial Group, Inc.	34,930	1,035,940
Hanarotelecom, Inc.(1)	28,346	116,533
Hanjin Heavy Industries & Construction Co., Ltd.	9,813	175,339
Hanjin Shipping Co., Ltd.	19,170	260,537
Hankook Tire Co., Ltd.	21,040	402,167
Hanmi Pharm Co., Ltd.	2,150	207,916
Hanwha Chemical Corp.	18,100	168,288
Hanwha Corp.	9,490	303,253
Hite Brewery Co., Ltd.	1,789	243,425
Honam Petrochemical Corp.	1,770	121,405
Hynix Semiconductor, Inc.(1)	57,940	860,208
Hyosung Corp.	4,500	247,326
Hyundai Department Store Co., Ltd.	6,215	594,062
Hyundai Development Co.	7,860	232,627
Hyundai Engineering & Construction Co., Ltd.	11,670	644,287
Hyundai Heavy Industries Co., Ltd.	6,105	836,221
Hyundai Marine & Fire Insurance Co., Ltd.	13,800	254,885
Hyundai Merchant Marine Co., Ltd.	20,100	412,051
Hyundai Mipo Dockyard Co., Ltd.	775	63,848
Hyundai Mobis	9,400	1,253,426
Hyundai Motor Co.	20,300	1,841,300
Hyundai Securities Co., Ltd.	25,370	288,043
Hyundai Steel Co.	8,400	533,619
Industrial Bank of Korea(1)	35,580	431,040
Kangwon Land, Inc.	23,740	317,206
KB Financial Group, Inc.(1)	41,611	2,001,484
KB Financial Group, Inc. ADR(1)	7,759	368,087
KCC Corp.	1,445	416,558
Kia Motors Corp.(1)	34,490	512,298
Komipharm International Co., Ltd.(1)	1,200	63,161
Korea Electric Power Corp.(1)	50,820	1,440,037
Korea Exchange Bank	42,760	485,928
Korea Express Co., Ltd.(1)	4,349	238,789
Korea Gas Corp.	5,680	239,662
Korea Investment Holdings Co., Ltd.	6,490	173,085
Korea Line Corp.	4,000	162,541
Korea Zinc Co., Ltd.	4,440	686,229
Korean Air Lines Co., Ltd.(1)	11,002	418,680
Korean Reinsurance Co.	37,903	342,461
KT Corp.	29,473	960,738
KT Corp. ADR	7,675	123,184
KT&G Corp.	14,095	820,860
LG Chem, Ltd.	6,598	1,137,036
LG Corp.	7,220	409,036
LG Dacom Corp.	4,150	65,538
LG Display Co., Ltd.	13,010	311,323
LG Electronics, Inc.	11,300	1,050,453
LG Hausys, Ltd.(1)	658	65,782
LG Household & Health Care, Ltd.	1,850	384,230
LG Life Sciences, Ltd.(1)	5,000	289,471
LG Telecom, Ltd.	36,265	271,706
LIG Insurance Co., Ltd.	12,400	254,032
Lotte Shopping Co., Ltd.	3,265	922,137
LS Corp.	3,530	288,402
Macquarie Korea Infrastructure Fund	31,415	132,264
Mirae Asset Securities Co., Ltd.	4,880	255,083
Namhae Chemical Corp.	15,250	188,626
NCsoft Corp.	1,350	144,376
NHN Corp.(1)	4,875	719,013
Nong Shim Co., Ltd.	1,400	284,204
OCI Co., Ltd.	2,370	416,369
POSCO	11,317	4,690,077
S-Oil Corp.	5,785	279,853
S1 Corp.	5,750	230,158
Samsung Card Co., Ltd.	14,060	557,054
Samsung Corp.	10,590	431,021
Samsung Digital Imaging Co., Ltd.(1)	4,494	181,512
Samsung Electro-Mechanics Co., Ltd.	7,100	590,329
Samsung Electronics Co., Ltd.	12,851	7,732,870
Samsung Electronics Co., Ltd., PFC Shares	1,928	772,339
Samsung Engineering Co., Ltd.	4,600	406,699
Samsung Fine Chemicals Co., Ltd.	8,450	334,841
Samsung Fire & Marine Insurance Co., Ltd.	5,885	1,071,505
Samsung Heavy Industries Co., Ltd.	22,310	422,043
Samsung SDI Co., Ltd.	4,500	513,732
Samsung Securities Co., Ltd.	6,340	310,763
Samsung Techwin Co., Ltd.	5,295	405,448
Shinhan Financial Group Co., Ltd.(1)	58,523	2,220,418
Shinsegae Co., Ltd.	1,422	613,932
SK Chemicals Co., Ltd.	2,160	117,752
SK Energy Co., Ltd.	9,599	881,653
SK Holdings Co., Ltd.	3,665	290,737
SK Telecom Co., Ltd.	8,200	1,248,848
SK Telecom Co., Ltd. ADR	9,450	157,910

See notes to financial statements

18

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

South Korea (continued)

STX Pan Ocean Co., Ltd.	9,800	$91,320
Tong Yang Securities, Inc.	5,665	51,903
Woongjin Coway Co., Ltd.	3,650	122,014
Woori Finance Holdings Co., Ltd.(1)	13,960	187,903
Woori Investment & Securities Co., Ltd.	17,000	213,708
Yuhan Corp.	1,786	288,540

		$58,098,410

Taiwan — 6.2%

Acer, Inc.	280,626	$661,474
Advanced Semiconductor Engineering, Inc.	434,677	342,587
Altek Corp.	94,560	160,200
Ambassador Hotel	58,000	58,803
AmTRAN Technology Co., Ltd.	72,630	69,028
Asia Cement Corp.	428,005	449,396
Asia Optical Co., Inc.	146,907	237,088
Asustek Computer, Inc.	434,193	797,463
AU Optronics Corp.	971,837	861,779
BES Engineering Corp.	297,000	82,338
Capital Securities Corp.(1)	143,055	66,329
Catcher Technology Co., Ltd.	97,647	236,382
Cathay Financial Holding Co., Ltd.(1)	1,120,765	1,921,961
Chang Hwa Commercial Bank	950,000	413,342
Cheng Shin Rubber Industry Co., Ltd.	293,491	603,087
Chi Mei Optoelectronics Corp.(1)	840,427	419,276
Chicony Electronics Co., Ltd.	40,419	88,391
China Airlines, Ltd.(1)	774,411	240,711
China Development Financial Holding Corp.(1)	1,982,376	516,412
China Life Insurance Co., Ltd.(1)	96,300	69,937
China Motor Corp.(1)	186,315	127,801
China Petrochemical Development Corp.(1)	820,800	293,711
China Steel Corp.	1,822,121	1,617,753
Chinatrust Financial Holding Co., Ltd.	1,345,421	808,158
Chinese Maritime Transport, Ltd.	26,000	68,321
Chong Hong Construction Co., Ltd.	34,270	62,365
Chunghwa Picture Tubes, Ltd.(1)	1,620,000	166,191
Chunghwa Telecom Co., Ltd.	998,177	1,752,066
Chunghwa Telecom Co., Ltd. ADR	28,347	492,671
Clevo Co.(1)	47,426	59,188
Compal Electronics, Inc.	474,066	592,679
Coretronic Corp.	62,505	68,437
Delta Electronics, Inc.	246,105	683,367
Dynapack International Technology Corp.	25,374	77,522
E.Sun Financial Holding Co., Ltd.(1)	807,478	314,318
Elan Microelectronics Corp.	165,300	223,816
Epistar Corp.	103,472	301,311
EVA Airways Corp.(1)	742,744	278,605
Evergreen International Storage & Transport Corp.(1)	319,000	258,174
Evergreen Marine Corp.(1)	582,050	293,975
Everlight Electronics Co., Ltd.	97,642	266,920
Far Eastern Department Stores, Ltd.	597,915	614,239
Far Eastern New Century Corp.	386,556	455,833
Far EasTone Telecommunications Co., Ltd.	401,074	451,249
Faraday Technology Corp.	29,434	45,745
Farglory Land Development Co., Ltd.	20,252	40,688
Federal Corp.(1)	77,625	58,114
Feng Hsin Iron & Steel Co., Ltd.	183,260	277,075
First Financial Holding Co., Ltd.	862,645	498,342
First Steamship Co., Ltd.	171,771	217,107
Formosa Chemicals & Fibre Corp.	733,980	1,367,784
Formosa International Hotels Corp.	8,470	105,681
Formosa Petrochemical Corp.	375,320	915,242
Formosa Plastics Corp.	936,670	1,796,614
Formosa Taffeta Co., Ltd.	169,000	114,568
Formosan Rubber Group, Inc.	108,000	80,604
Foxconn International Holdings, Ltd.(1)	255,000	223,961
Foxconn Technology Co., Ltd.	81,259	270,700
Fubon Financial Holding Co., Ltd.(1)	1,124,000	1,247,225
Giant Manufacturing Co., Ltd.	144,120	373,723
Goldsun Development & Construction Co., Ltd.	151,011	68,316
Great Wall Enterprise Co., Ltd.	91,448	94,687
Greatek Electronics, Inc.	52,915	50,145
HannStar Display Corp.(1)	938,299	176,915
Highwealth Construction Corp.	63,705	79,120
Hon Hai Precision Industry Co., Ltd.	771,959	3,023,631
Hotai Motor Co., Ltd.	61,000	141,708
HTC Corp.	77,364	768,266
Hua Nan Financial Holdings Co., Ltd.	772,912	449,077
Innolux Display Corp.	271,920	358,149
Inotera Memories, Inc.(1)	379,000	223,927
Inventec Appliances Corp.	82,120	79,380
Inventec Co., Ltd.	585,200	323,729
KGI Securities Co., Ltd.	629,000	288,191
Largan Precision Co., Ltd.	13,795	157,992
Lien Hwa Industrial Corp.	113,019	51,751
Lite-On Technology Corp.	346,596	456,488
Macronix International Co., Ltd.	667,860	338,535
Masterlink Securities Corp.(1)	110,000	42,765
MediaTek, Inc.	117,196	1,640,273
Mega Financial Holding Co., Ltd.	1,311,000	730,067
Merida Industry Co., Ltd.	37,950	61,132
Motech Industries, Inc.	74,431	197,045
Nan Kang Rubber Tire Co., Ltd.(1)	120,900	120,373
Nan Ya Plastics Corp.	1,031,608	1,641,059
Novatek Microelectronics Corp., Ltd.	108,942	245,781

See notes to financial statements

19

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Taiwan (continued)

Oriental Union Chemical Corp.	331,300	$227,743
Pan-International Industrial Co., Ltd.	148,484	216,364
Phison Electronics Corp.	14,305	95,755
Polaris Securities Co., Ltd.(1)	470,300	241,324
Pou Chen Corp.	630,705	432,425
Powerchip Semiconductor Corp.(1)	977,805	109,035
Powertech Technology, Inc.	118,969	325,668
President Chain Store Corp.	197,664	447,231
Qisda Corp.(1)	330,000	183,039
Quanta Computer, Inc.	315,508	596,835
Radiant Opto-Electronics Corp.	73,202	81,448
Realtek Semiconductor Corp.	115,670	245,887
RichTek Technology Corp.	34,741	266,545
Ritek Corp.(1)	252,000	60,045
Ruentex Development Co., Ltd.	71,000	79,621
Ruentex Industries, Ltd.(1)	276,000	450,491
Sanyang Industrial Co., Ltd.(1)	742,327	297,592
Shih Wei Navigation Co., Ltd.	39,923	54,656
Shin Kong Financial Holding Co., Ltd.(1)	906,589	368,853
Shin Zu Shing Co., Ltd.	20,450	93,462
Shinkong Synthetic Fibers Corp.	197,000	48,628
Siliconware Precision Industries Co.	355,243	467,052
Simplo Technology Co., Ltd.	58,520	300,498
Sincere Navigation	65,800	73,146
Sino-American Silicon Products, Inc.	98,196	212,557
SinoPac Financial Holdings Co., Ltd.(1)	1,418,000	523,687
Solar Applied Materials Technology Corp.	108,794	226,771
Star Up Netcom Co., Ltd.(1)(2)	34,320	0
Synnex Technology International Corp.	190,877	361,134
TA Chen Stainless Pipe Co., Ltd.(1)	53,000	36,312
Tainan Spinning Co., Ltd.(1)	220,000	81,199
Taishin Financial Holdings Co., Ltd.(1)	1,054,000	412,482
Taiwan Business Bank(1)	1,026,000	250,523
Taiwan Cement Corp.	535,994	549,901
Taiwan Cooperative Bank	539,330	318,225
Taiwan Fertilizer Co., Ltd.	145,000	450,150
Taiwan Kolin Co., Ltd.(1)(2)	177,000	0
Taiwan Mobile Co., Ltd.	467,427	835,969
Taiwan Semiconductor Manufacturing Co., Ltd.	2,664,465	4,833,331
Taiwan Tea Corp.(1)	361,095	205,314
Tatung Co., Ltd.(1)	1,526,000	336,091
Teco Electric & Machinery Co., Ltd.	482,000	191,884
Transcend Information, Inc.	19,826	62,007
Tripod Technology Corp.	43,401	108,601
Tsann Kuen Enterprise Co., Ltd.	22,880	47,135
TSRC Corp.	79,000	92,023
Tung Ho Steel Enterprise Corp.	243,060	231,039
U-Ming Marine Transport Corp.	186,000	337,361
Uni-President Enterprises Corp.	820,843	915,888
Unimicron Technology Corp.	202,000	230,478
United Microelectronics Corp.(1)	1,574,090	756,686
Walsin Lihwa Corp.(1)	227,000	73,562
Wan Hai Lines, Ltd.(1)	215,250	99,028
Waterland Financial Holdings(1)	884,377	269,044
Wei Chuan Food Corp.(1)	165,000	214,769
Wistron Corp.	279,578	468,033
WPG Holdings Co., Ltd.	188,615	258,048
Yageo Corp.	230,000	63,390
Yang Ming Marine Transport	637,050	225,035
Yieh Phui Enterprise	968,880	314,315
Yuanta Financial Holding Co., Ltd.	1,220,225	805,261
Yuen Foong Yu Paper Manufacturing Co., Ltd.(1)	266,464	95,401
Yulon Motor Co., Ltd.	334,809	374,490
Zinwell Corp.	44,871	77,182

		$59,773,978

Thailand — 3.3%

Advanced Info Service PCL(5)	1,040,600	$2,895,312
Airports of Thailand PCL(5)	491,000	565,550
Asian Property Development PCL(5)	2,397,500	401,675
Bangkok Bank PCL	252,500	834,882
Bangkok Bank PCL(5)	101,800	341,437
Bangkok Dusit Medical Services PCL(5)	284,400	205,908
Bangkok Expressway PCL(5)	127,000	69,912
Bank of Ayudhya PCL(5)	1,442,400	785,633
Banpu PCL(5)	62,400	802,288
BEC World PCL(5)	1,567,600	1,050,538
Big C Supercenter PCL(5)	42,900	53,906
Bumrungrad Hospital PCL(5)	415,500	344,955
Cal-Comp Electronics (Thailand) PCL(5)	613,900	63,915
Central Pattana PCL(5)	249,600	162,044
Ch. Karnchang PCL(5)	892,200	160,156
Charoen Pokphand Foods PCL(5)	4,153,900	1,199,256
CP ALL PCL(5)	2,981,100	1,694,567
Delta Electronics (Thailand) PCL(5)	1,087,100	562,658
Electricity Generating PCL(5)	207,400	469,552
G J Steel PCL(1)(5)	8,819,100	60,685
Glow Energy PCL	470,700	450,633
Hana Microelectronics PCL(5)	530,700	295,318
IRPC PCL(5)	5,180,100	595,111
Italian-Thai Development PCL(1)(5)	1,858,000	176,767
Kasikornbank PCL(5)	526,000	1,275,155
Khon Kaen Sugar Industry PCL	897,000	335,452
Kim Eng Securities Thailand PCL(5)	134,000	52,518
Krung Thai Bank PCL(5)	692,000	182,187

See notes to financial statements

20

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Thailand (continued)

Land & Houses PCL	1,242,800	$207,080
Land & Houses PCL(5)	1,350,700	241,570
Loxley PCL(1)(5)	1,072,600	80,224
LPN Development PCL(5)	400,000	83,770
Major Cineplex Group PCL(5)	182,300	39,814
Minor International PCL(5)	2,325,270	685,233
Precious Shipping PCL(5)	258,800	143,240
PTT Aromatics & Refining PCL(5)	587,652	374,480
PTT Chemical PCL(5)	159,800	298,803
PTT Exploration & Production PCL(5)	584,300	2,534,734
PTT PCL(5)	429,260	2,966,614
Quality House PCL(5)	2,038,700	152,483
Ratchaburi Electricity Generating Holding PCL(5)	278,700	308,509
Samart Corp. PCL	366,600	66,355
Siam Cement PCL	113,600	703,828
Siam Cement PCL(5)	36,800	222,245
Siam City Bank PCL(5)	159,500	113,093
Siam City Cement PCL(5)	47,690	315,318
Siam Commercial Bank PCL(5)	767,800	1,774,497
Siam Makro PCL(5)	35,000	83,508
Sino Thai Engineering & Construction PCL(1)(5)	2,479,500	493,304
Thai Airways International PCL(1)(5)	256,300	151,825
Thai Beverage PCL	4,106,000	744,465
Thai Oil PCL(5)	451,500	557,199
Thai Tap Water Supply Co., Ltd	1,710,000	210,776
Thai Union Frozen Products PCL(5)	400,100	332,170
Thanachart Capital PCL(5)	263,400	155,242
Thoresen Thai Agencies PCL(5)	424,160	339,455
TMB Bank PCL(1)(5)	8,975,900	295,392
Total Access Communication PCL	474,800	551,390
TPI Polene PCL(1)	432,000	124,075
True Corp. PCL(1)(5)	4,165,100	431,152

		$31,869,813

Turkey — 3.0%

Adana Cimento Sanayii TAS	15,371	$62,517
Akbank TAS	418,950	2,263,070
Akcansa Cimento AS	16,400	64,948
Akenerji Elektrik Uretim AS	18,300	164,224
Aksa Akrilik Kimya Sanayii AS(1)	60,209	64,838
Aksigorta AS	40,300	121,710
Anadolu Efes Biracilik ve Malt Sanayii AS	157,739	1,802,134
Arcelik AS(1)	393,854	1,286,189
Asya Katilim Bankasi AS(1)	300,000	620,499
Aygaz AS	27,013	95,686
BIM Birlesik Magazalar AS	26,630	965,499
Cimsa Cimento Sanayi ve Ticaret AS	18,200	78,637
Dogan Sirketler Grubu Holding AS(1)	1,219,509	802,313
Dogan Yayin Holding AS(1)	92,474	64,319
Eczacibasi Ilac Sanayi ve Ticaret AS	127,500	131,769
Enka Insaat ve Sanayi AS	268,348	1,082,879
Eregli Demir ve Celik Fabrikalari TAS(1)	571,481	1,551,368
Ford Otomotiv Sanayi AS	24,800	155,963
Haci Omer Sabanci Holding AS	161,763	591,405
Hurriyet Gazetecilik ve Matbaacilik AS(1)	128,238	136,721
Ihlas Holding AS(1)	299,200	100,951
Is Gayrimenkul Yatirim Ortakligi AS	136,465	143,473
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	1,355,360	536,293
KOC Holding AS(1)	634,634	1,616,700
Koza Davetiyeleri(1)	33,000	85,685
Petkim Petrokimya Holding AS(1)	119,300	575,123
Petrol Ofisi AS(1)	32,978	123,042
Tekfen Holding AS(1)	203,217	581,885
Tofas Turk Otomobil Fabrikasi AS	34,700	87,179
Trakya Cam Sanayii AS(1)	144,992	170,486
Tupras-Turkiye Petrol Rafinerileri AS	86,870	1,492,078
Turcas Petrolculuk AS	30,939	94,585
Turk Hava Yollari Anonim Ortakligi (THY) AS	140,500	392,243
Turk Sise ve Cam Fabrikalari AS(1)	520,300	546,026
Turk Telekomunikasyon AS	241,000	731,508
Turkcell Iletisim Hizmetleri AS	386,800	2,559,207
Turkiye Garanti Bankasi AS	843,000	3,061,389
Turkiye Halk Bankasi AS	115,500	691,226
Turkiye Is Bankasi	343,256	1,300,021
Turkiye Vakiflar Bankasi TAO(1)	226,200	548,552
Ulker Gida Sanayi ve Ticaret AS	25,959	60,722
Yapi ve Kredi Bankasi AS(1)	486,385	1,000,025
Yazicilar Holding AS	21,200	128,530
Zorlu Enerji Elektrik Uretim AS(1)	91,054	173,988

		$28,907,605

United Arab Emirates — 1.5%

Aabar Petroleum Investments Co. (PJSC)(1)	1,512,000	$1,061,311
Abu Dhabi Commercial Bank	592,000	314,009
Abu Dhabi National Hotels	326,200	395,211
Air Arabia	2,037,000	618,157
Ajman Bank (PJSC)(1)	634,400	185,478
Aldar Properties (PJSC)	533,600	843,411
Amlak Finance (PJSC)(1)	227,500	68,997
Arabtec Holding Co.(1)	960,300	839,349
Aramex (PJSC)(1)	893,182	397,692
Dana Gas(1)	3,726,200	1,160,396
DP World, Ltd.	3,916,300	1,929,573

See notes to financial statements

21

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

United Arab Emirates (continued)

Dubai Financial Market	1,113,000	$706,987
Dubai Investments (PJSC)	583,777	200,100
Dubai Islamic Bank	248,474	199,618
Emaar Properties (PJSC)(1)	1,754,100	2,082,689
Emirates NBD (PJSC)	381,700	455,596
First Gulf Bank (PJSC)	146,700	748,273
Gulf Navigation Holding	1,850,000	377,951
National Bank of Abu Dhabi (PJSC)	250,250	907,739
National Central Cooling Co. (Tabreed)(1)	743,356	194,110
Ras Al Khaimah Cement Co.	327,000	110,355
Ras Al Khaimah Co.(1)	490,450	133,664
Ras Al Khaimah Properties (PJSC)	1,144,000	230,979
Sorouh Real Estate Co.	388,500	375,807
Union National Bank	359,700	369,694
Union Properties (PJSC)(1)	290,158	77,729
Waha Capital (PJSC)	196,900	48,838

		$15,033,713

Vietnam — 0.6%

FPT Corp.	58,800	$277,428
Kinh Bac City Development Share Holding Corp.(1)	135,000	538,383
PetroVietnam Drilling and Well Services JSC	39,000	198,116
Petrovietnam Fertilizer and Chemical JSC	135,900	330,773
Pha Lai Thermal Power JSC(1)	136,990	199,001
Saigon Securities, Inc.	274,300	1,443,504
Songda Urban & Industrial Zone Investment and Development JSC	61,300	635,247
Viet Nam Construction and Import-Export JSC	190,900	671,340
Vietnam Dairy Products JSC	211,000	1,017,391
Vincom JSC	71,795	335,815
Vinh Son - Song Hinh Hydropower JSC	130,000	264,796

		$5,911,794

Total Common Stocks
(identified cost $878,946,098)		$942,129,560

Convertible Bonds — 0.0%

	Principal
Security	Amount	Value

Oman — 0.0%

Bank Muscat SAOG, 7.00%, 3/20/14	OMR 10,672	$25,443

Total Convertible Bonds
(identified cost $0)		$25,443

Equity-Linked Securities — 0.7%

	Maturity
Security	Date	Shares	Value

Saudi Arabia — 0.7%

Al Rajhi Bank (HSBC Bank plc)(6)(7)	4/30/12	35,493	$716,976
Alinma Bank (HSBC Bank plc)(1)(6)(7)	6/4/12	53,800	196,553
Almarai Co., Ltd. (HSBC Bank plc)(1)(6)(7)	3/27/12	5,000	226,673
Arab National Bank (HSBC Bank plc)(1)(6)(7)	6/4/12	15,700	195,941
Banque Saudi Fransi (HSBC Bank plc)(1)(6)(7)	4/30/12	16,484	198,693
Dar Al Arkan Real Estate Development Co. (HSBC Bank plc)(1)(6)(7)	8/13/12	58,000	258,303
Etihad Etisalat Co. (HSBC Bank plc)(1)(6)(7)	4/2/12	45,162	540,756
Jarir Marketing Co. (HSBC Bank plc)(1)(6)(7)	6/4/12	6,500	234,873
Mobile Telecommunications Co. (HSBC Bank plc)(1)(6)(7)	6/4/12	72,000	208,325
National Industrialization C (HSBC Bank plc)(1)(6)(7)	5/14/12	37,300	270,556
Rabigh Refining and Petrochemicals Co. (HSBC Bank plc)(1)(6)(7)	4/2/12	21,500	216,152
Riyad Bank (HSBC Bank plc)(6)(7)	6/11/12	32,800	251,035
Samba Financial Group (HSBC Bank plc)(6)(7)	4/30/12	15,208	223,057
Saudi Arabian Fertilizer Co. (HSBC Bank plc)(6)(7)	6/4/12	6,650	207,485
Saudi Basic Industries Corp. (HSBC Bank plc)(1)(6)(7)	3/26/12	33,596	732,413
Saudi British Bank (HSBC Bank plc)(1)(6)(7)	10/2/12	16,800	231,847
Saudi Cable Co. (HSBC Bank plc)(1)(6)(7)	9/21/12	30,000	232,005
Saudi Electricity Co. (HSBC Bank plc)(1)(6)(7)	6/25/12	80,000	237,872
Saudi Industrial Investment Group, (HSBC Bank plc)(6)(7)	6/11/12	40,000	265,608
Saudi International Petrochemicals Co. (HSBC Bank plc)(1)(6)(7)	9/21/12	37,000	238,287
Saudi Kayan Petrochemical Co. (HSBC Bank plc)(1)(6)(7)	6/4/12	49,000	247,622
Saudi Telecom Co. (HSBC Bank plc)(6)(7)	5/21/12	24,000	309,127
Savola (HSBC Bank plc)(6)(7)	4/20/12	61,000	484,761

Total Equity-Linked Securities
(identified cost $6,139,328)			$6,924,920

Investment Funds — 0.4%

Security	Shares	Value

Saudi Arabia Investment Fund, Ltd.	31,546	$1,236,603
Vietnam Enterprise Investments, Ltd.(1)	1,359,727	2,719,454

Total Investment Funds
(identified cost $7,036,614)		$3,956,057

See notes to financial statements

22

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Rights — 0.0%

Security	Shares	Value

Empresas La Polar, Exp. 11/27/09(1)	20,334	$8,043

Total Rights (identified cost $0)		$8,043

Warrants — 0.0%

Security	Shares	Value

Bangkok Land PCL, Exp. 5/2/13, strike THB 1.10(1)	310,077	$1,484

Total Warrants (identified cost $0)		$1,484

Short-Term Investments — 1.1%

	Principal
Security	Amount	Value

State Street Bank & Trust Repurchase Agreement, dated 10/30/09, with a maturity date of 11/2/09, an interest rate of 0.01%, and repurchased proceeds of $10,730,009; collateralized by Federal Home Loan Bank bond with an interest rate of 4.375%, a maturity date of 9/17/10 and a market value of $10,946,988	$10,730,000	$10,730,000

Total Short-Term Investments
(identified cost $10,730,000)		$10,730,000

Total Investments — 99.5%
(identified cost $902,852,040)		$963,775,507

Other Assets, Less Liabilities — 0.5%		$4,813,852

Net Assets — 100.0%		$968,589,359

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Ltd.

PFC Shares - Preference Shares
OMR - Omani Rial

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Security acquired in a delayed delivery transaction.

(5)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(6)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2009, the aggregate value of these securities is $6,924,920 or 0.7% of the Fund’s net assets.

(7)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution in addition to the market risk of the underlying security.

Currency Concentration of Portfolio

	Percentage
Currency	of Net Assets	Value

United States Dollar	13.6%	$132,044,749
Mexican Peso	6.2	59,637,127
New Taiwan Dollar	6.1	59,057,346
South African Rand	6.1	58,799,004
Brazilian Real	6.1	58,655,229
South Korean Won	5.9	57,357,909
Indian Rupee	5.9	56,731,905
Hong Kong Dollar	5.8	56,107,674
Thailand Baht	3.2	30,575,442
Chilean Peso	3.1	30,202,785
Malaysian Ringgit	3.1	30,034,998
Polish Zloty	3.0	29,307,805
New Turkish Lira	3.0	28,907,605
Indonesian Rupiah	3.0	28,834,751
Hungarian Forint	2.1	20,705,120
Czech Koruna	1.9	18,312,608
Israeli Shekel	1.6	15,841,108
Qatari Riyal	1.6	15,799,525
Philippine Peso	1.6	15,404,573
Moroccan Dirham	1.6	15,043,184
Euro	1.5	14,910,081
Egyptian Pound	1.5	14,487,547
United Arab Emirates Dirham	1.3	13,104,140
Other currency, less than 1% each	10.7	103,913,292

Total Investments	99.5%	$963,775,507

See notes to financial statements

23

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

PORTFOLIO OF INVESTMENTS CONT’D

Industry Classification of Portfolio

	Percentage
Sector	of Net Assets	Value

Financials	24.3%	$235,595,107
Telecommunication Services	11.1	106,893,157
Industrials	10.5	101,276,070
Materials	10.4	100,685,107
Energy	9.7	94,381,194
Consumer Discretionary	7.3	70,989,052
Consumer Staples	6.9	67,002,855
Information Technology	6.0	58,248,021
Diversified	4.5	43,949,933
Utilities	4.2	40,244,041
Health Care	3.1	29,789,943
Other	1.1	10,764,970
Investment Funds	0.4	3,956,057

Total Investments	99.5%	$963,775,507

See notes to financial statements

24

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2009

Assets

Investments, at value (identified cost, $902,852,040)	$963,775,507
Cash	5,497
Foreign currency, at value (identified cost, $1,953,104)	1,944,970
Dividends and interest receivable	1,026,104
Receivable for investments sold	51,750
Receivable for Fund shares sold	10,548,650
Tax reclaims receivable	8,634
Receivable from affiliates	30,547

Total assets	$977,391,659

Liabilities

Payable for investments purchased	$4,894,242
Payable for delayed delivery transactions	6,502
Payable for Fund shares redeemed	1,869,913
Payable to affiliates:
Investment adviser fee	692,201
Administration fee	125,833
Distribution and service fees	38,229
Trustees’ fees	2,320
Accrued foreign capital gains taxes	448,412
Accrued expenses	724,648

Total liabilities	$8,802,300

Net Assets	$968,589,359

Sources of Net Assets

Paid-in capital	$949,007,967
Accumulated net realized loss	(48,580,158)
Accumulated undistributed net investment income	7,642,943
Net unrealized appreciation	60,518,607

Total	$968,589,359

Class A Shares

Net Assets	$104,727,302
Shares Outstanding	8,421,570
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.44
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.20

Class C Shares

Net Assets	$16,917,666
Shares Outstanding	1,377,649
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$12.28

Class I Shares

Net Assets	$846,944,391
Shares Outstanding	67,971,456
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.46

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2009

Investment Income

Dividends (net of foreign taxes, $1,679,614)	$16,513,120
Interest	260

Total investment income	$16,513,380

Expenses

Investment adviser fee	$4,772,724
Administration fee	854,671
Distribution and service fees
Class A	189,851
Class C	108,667
Trustees’ fees and expenses	23,904
Custodian fee	1,526,420
Transfer and dividend disbursing agent fees	249,988
Legal and accounting services	89,800
Printing and postage	67,080
Registration fees	88,241
Miscellaneous	45,018

Total expenses	$8,016,364

Deduct —
Reduction of custodian fee	$312
Allocation of expenses to affiliates	101,012

Total expense reductions	$101,324

Net expenses	$7,915,040

Net investment income	$8,598,340

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investments transactions, net of foreign capital gains taxes of $27,757	$(42,401,184)
Foreign currency transactions	(881,729)

Net realized loss	$(43,282,913)

Change in unrealized appreciation (depreciation) —
Investments, net of increase in accrued foreign capital gains taxes of $448,345	$322,447,722
Foreign currency	165,934

Net change in unrealized appreciation (depreciation)	$322,613,656

Net realized and unrealized gain	$279,330,743

Net increase in net assets from operations	$287,929,083

See notes to financial statements

25

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2009	October 31, 2008

From operations —
Net investment income	$8,598,340	$6,568,060
Net realized loss from investment and foreign currency transactions	(43,282,913)	(6,600,278)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	322,613,656	(331,473,357)

Net increase (decrease) in net assets from operations	$287,929,083	$(331,505,575)

Distributions to shareholders —
From net investment income
Class A	$(624,412)	$(471,949)
Class C	(11,551)	(25,778)
Class I	(4,282,038)	(1,661,688)
From net realized gain
Class A	—	(531,214)
Class C	—	(66,805)
Class I	—	(1,583,872)

Total distributions to shareholders	$(4,918,001)	$(4,341,306)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$51,867,958	$101,864,082
Class C	6,034,674	13,401,394
Class I	468,912,908	316,476,690
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	535,855	889,210
Class C	8,492	58,770
Class I	2,225,488	2,075,352
Cost of shares redeemed
Class A	(55,161,766)	(40,412,113)
Class C	(3,379,341)	(4,043,712)
Class I	(147,551,579)	(57,995,706)
Redemption fees	48,379	22,156

Net increase in net assets from Fund share transactions	$323,541,068	$332,336,123

Net increase (decrease) in net assets	$606,552,150	$(3,510,758)

	Year Ended	Year Ended
Net Assets	October 31, 2009	October 31, 2008

At beginning of year	$362,037,209	$365,547,967

At end of year	$968,589,359	$362,037,209

Accumulated undistributed net investment income included in net assets

At end of year	$7,642,943	$4,833,026

See notes to financial statements

26

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$8.290	$17.500	$11.150	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.121	$0.190	$0.110	$0.010
Net realized and unrealized gain (loss)	4.120	(9.216)	6.215	1.140

Total income (loss) from operations	$4.241	$(9.026)	$6.325	$1.150

Less Distributions

From net investment income	$(0.092)	$(0.087)	$—	$—
From net realized gain	—	(0.098)	—	—

Total distributions	$(0.092)	$(0.185)	$—	$—

Redemption fees(2)	$0.001	$0.001	$0.025	$0.000	(3)

Net asset value — End of period	$12.440	$8.290	$17.500	$11.150

Total Return(4)	51.81%	(52.10)%	56.95%	11.50	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$104,727	$74,062	$81,611	$1,451
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.57%	1.50%	1.50%	1.50	%(8)
Net investment income	1.26%	1.33%	0.77%	0.32	%(8)
Portfolio Turnover	11%	5%	6%	6	%(5)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

See notes to financial statements

27

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$8.160	$17.320	$11.120	$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$0.042	$0.092	$0.010	$(0.010)
Net realized and unrealized gain (loss)	4.087	(9.117)	6.190	1.130

Total income (loss) from operations	$4.129	$(9.025)	$6.200	$1.120

Less Distributions

From net investment income	$(0.010)	$(0.038)	$—	$—
From net realized gain	—	(0.098)	—	—

Total distributions	$(0.010)	$(0.136)	$—	$—

Redemption fees(2)	$0.001	$0.001	$—	$—

Net asset value — End of period	$12.280	$8.160	$17.320	$11.120

Total Return(3)	50.69%	(52.50)%	55.76%	11.20	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,918	$9,828	$10,218	$132
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.32%	2.25%	2.25%	2.25	%(7)
Net investment income (loss)	0.44%	0.65%	0.06%	(0.30	)%(7)
Portfolio Turnover	11%	5%	6%	6	%(4)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

See notes to financial statements

28

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
				Period Ended
	2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$8.320	$17.540	$11.150	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.156	$0.231	$0.160	$0.030
Net realized and unrealized gain (loss)	4.109	(9.251)	6.232	1.120

Total income (loss) from operations	$4.265	$(9.020)	$6.392	$1.150

Less Distributions

From net investment income	$(0.126)	$(0.103)	$(0.002)	$—
From net realized gain	—	(0.098)	—	—

Total distributions	$(0.126)	$(0.201)	$(0.002)	$—

Redemption fees(2)	$0.001	$0.001	$0.000 (3)	$—

Net asset value — End of period	$12.460	$8.320	$17.540	$11.150

Total Return(4)	52.15%	(51.99)%	57.34%	11.50	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$846,944	$278,147	$273,719	$15,405
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.33%	1.25%	1.25%	1.25	%(8)
Net investment income	1.56%	1.62%	1.12%	0.88	%(8)
Portfolio Turnover	11%	5%	6%	6	%(5)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount represents less than $0.0005 per share.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	The adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

See notes to financial statements

29

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Structured Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America. A source of authoritative accounting principles applied in the preparation of the Fund’s financial statements is the Financial Accounting Standards Board (FASB) Accounting Standards Codification (the Codification), which superseded existing non-Securities and Exchange Commission accounting and reporting standards for interim and annual reporting periods ending after September 15, 2009. The adoption of the Codification for the current reporting period did not impact the Fund’s application of generally accepted accounting principles.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) will normally be valued on the basis of quotations provided by third party pricing services. The pricing services will use various techniques that consider factors including, but not limited to, reported trades or dealer quotations, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, issuer spreads, as well as industry and economic events. Short-term debt securities with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted

30

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

At October 31, 2009, the Fund, for federal income tax purposes, had a capital loss carryforward of $41,752,868 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($5,017,454) and October 31, 2017 ($36,735,414).

As of October 31, 2009, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be

31

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

K  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker-dealers determined to be creditworthy by the Fund’s investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund’s repurchase agreements provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2009 and October 31, 2008 was as follows:

	Year Ended October 31,
	2009	2008

Distributions declared from:
Ordinary income	$4,918,001	$3,219,590
Long-term capital gains	$—	$1,121,716

During the year ended October 31, 2009, accumulated net realized loss was decreased by $870,422 and accumulated undistributed net investment income was decreased by $870,422 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2009, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$8,716,377
Capital loss carryforward	$(41,752,868)
Net unrealized appreciation	$52,617,883

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in PFICs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% from $500 million up to $1 billion and at reduced rates as daily net assets exceed that level, and is payable monthly. For the year ended October 31, 2009, the investment adviser fee amounted to $4,772,724 or 0.83% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates, LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2009, the administration fee amounted to $854,671.

EVM has agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceed 1.60%, 2.35% and 1.35% of the average daily net assets of Class A, Class C and Class I, respectively, through February 28, 2010. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Prior to March 1, 2009, EVM had agreed to waive its fees and reimburse expenses to the extent that total annual operating expenses exceeded 1.50%, 2.25% and 1.25% of the average daily net assets of Class A, Class C and Class I, respectively. Pursuant to these agreements, EVM waived fees and reimbursed expenses of $101,012 for the year ended October 31, 2009.

32

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2009, EVM earned $8,106 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $18,206 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2009. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2009, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2009 amounted to $189,851 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2009, the Fund paid or accrued to EVD $81,500 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At October 31, 2009, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $1,299,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2009 amounted to $27,167 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2009, the Fund was informed that EVD received approximately $17,000 and $14,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $376,944,049 and $64,090,361, respectively, for the year ended October 31, 2009.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

33

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class A	2009	2008

Sales	5,726,915	7,647,293
Issued to shareholders electing to receive payments of distributions in Fund shares	67,744	53,728
Redemptions	(6,304,186)	(3,432,341)

Net increase (decrease)	(509,527)	4,268,680

	Year Ended October 31,
Class C	2009	2008

Sales	569,119	941,092
Issued to shareholders electing to receive payments of distributions in Fund shares	1,081	3,583
Redemptions	(396,257)	(331,065)

Net increase	173,943	613,610

	Year Ended October 31,
Class I	2009	2008

Sales	51,045,504	22,610,736
Issued to shareholders electing to receive payments of distributions in Fund shares	281,707	125,248
Redemptions	(16,779,246)	(4,920,012)

Net increase	34,547,965	17,815,972

For the years ended October 31, 2009 and October 31, 2008, the Fund received $48,379 and $22,156, respectively, in redemption fees.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2009, as determined on a federal income tax basis, were as follows:

Aggregate cost	$910,752,764

Gross unrealized appreciation	$130,462,151
Gross unrealized depreciation	(77,439,408)

Net unrealized appreciation	$53,022,743

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2009.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, (currently FASB Accounting Standards Codification (ASC) 820-10), effective November 1, 2008. Such standard established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

34

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

NOTES TO FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2009, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs	Total

Asset Description	(Level 1)	(Level 2)		(Level 3)

Common Stocks
Asia/Pacific	$32,218,550	$317,408,830		$0	$349,627,380
Emerging Europe	12,364,613	184,947,168		0	197,311,781
Latin America	178,453,211	—		0	178,453,211
Middle East/Africa	47,651,389	169,085,799		—	216,737,188

Total Common Stocks	$270,687,763	$671,441,797	*	$0	$942,129,560
Convertible Bonds	—	25,443		—	25,443
Equity-Linked Securities	—	6,924,920		—	6,924,920
Investment Funds	—	3,956,057		—	3,956,057
Rights	8,043	—		—	8,043
Warrants	1,484	—		—	1,484
Short-Term Investments	—	10,730,000		—	10,730,000

Total Investments	$270,697,290	$693,078,217		$0	$963,775,507

*	Includes foreign equity securities whose values were adjusted to reflect market trading that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks

Balance as of October 31, 2008	$0
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	0
Net purchases (sales)	0
Accrued discount (premium)	—
Net transfers to (from) Level 3	—

Balance as of October 31, 2009	$0

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2009*	$0

*	Amount is included in the related amount on investments in the Statement of Operations.

All Level 3 investments held at October 31, 2009 and October 31, 2008 were valued at $0.

12   Review for Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended October 31, 2009, events and transactions subsequent to October 31, 2009 through December 21, 2009, the date the financial statements were issued, have been evaluated by the Fund’s management for possible adjustment and/or disclosure. Management has not identified any subsequent events requiring financial statement disclosure as of the date these financial statements were issued.

35

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Structured
Emerging Markets Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Structured Emerging Markets Fund (the ”Fund”)(one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights, based on our audits. The financial highlights for the period from the start of business, June 30, 2006, to October 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 20, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Structured Emerging Markets Fund as of October 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2009

36

Eaton Vance Structured Emerging Markets Fund as of October 31, 2009

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2010 will show the tax status of all distributions paid to your account in calendar year 2009. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates $11,212,254 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $1,597,789 and recognized foreign source income of $18,192,734.

37

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 27, 2009, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2009. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
•	Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

38

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2009, the Board met eighteen times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, five, six, six and six times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Structured Emerging Markets Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreement with Parametric Portfolio Associates (the “Sub-adviser”), including the fee structure of each agreement, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets. The Board noted the Adviser’s in-house equity research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

The Board considered the Adviser’s recommendations for Board action and other steps taken in response to the unprecedented dislocations experienced in the capital markets over recent periods, including sustained periods of high volatility, credit disruption and

39

Eaton Vance Structured Emerging Markets Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Fund and/or other funds within the Eaton Vance family of funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used for investment purposes or to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; and (iii) the ongoing monitoring of investment management processes and risk controls.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year ended September 30, 2008 for the Fund. The Board concluded that the Fund’s performance was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, paid by the Fund (referred to as “management fees”). As part of its review, the Board considered the Fund’s management fees and expense ratio for the one-year ended September 30, 2008. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to the Fund that the management fees charged for advisory and related services and the Fund’s total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, including the Sub-adviser, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, including the Sub-adviser, and the Fund.

40

Eaton Vance Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 176 registered investment companies and 4 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	176	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	176	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	176	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	176	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	176	None

Helen Frame Peters 3/22/48	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	176	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer)

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	176	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider), Aviva USA (insurance provider) and CIFG (family of financial guaranty companies) and Advisory Director of Berkshire Capital Securities LLC (private investment banking firm)

41

Eaton Vance Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Trust	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	176	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	176	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 7/28/59	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 76 registered investment companies managed by EVM or BMR.

John R. Baur 2/10/70	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto he was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 35 registered investment companies managed by EVM or BMR.

Michael A. Cirami 12/24/75	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 3/2/63	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 92 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 12/4/72	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Christine M. Johnston 11/9/72	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Aamer Khan 6/7/60	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 35 registered investment companies managed by EVM or BMR.

Thomas H. Luster 4/8/62	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1998	Vice President of EVM and BMR. Officer of 91 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 10/6/61	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 31 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 10/26/57	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Susan Schiff 3/13/61	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

42

Eaton Vance Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas Seto 9/27/62	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

David M. Stein 5/4/51	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 32 registered investment companies managed by EVM or BMR.

Dan R. Strelow 5/27/59	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 31 registered investment companies managed by EVM or BMR.

Mark S. Venezia 5/23/49	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 69 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/11/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 176 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Structured Emerging Markets Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Structured Emerging Markets Fund
Parametric Portfolio Associates, LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Structured Emerging Markets Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help Investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2774-12/09	SEMSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Tax-Managed Small-Cap Value Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund, Eaton Vance Multi-Cap Growth Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Global Macro Absolute Return Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance International Income Fund, Eaton Vance Low Duration Fund, Eaton Vance Government Obligations Fund, Eaton Vance Diversified Income Fund, Eaton Vance Large-Cap Core Research Fund, Eaton Vance Tax-Managed Dividend Income Fund, Eaton Vance Dividend Income Fund, Eaton Vance International Equity Fund, Eaton Vance Structured Emerging Markets Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 30 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2008 and October 31, 2009 by the Fund’s principal accountant, Deloite & Touche LLP (D&T) for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Tax-Managed Small-Cap Value Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$11,260	$10,225
Audit-Related Fees(1)	0	0
Tax Fees(2)	6,770	6,770
All Other Fees(3)	0	1,500

Total	$18,030	$18,495

Eaton Vance Tax-Managed Mid-Cap Core Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$11,260	$10,225
Audit-Related Fees(1)	0	0
Tax Fees(2)	7,010	7,010
All Other Fees(3)	0	1,500

Total	$18,270	$18,735

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$13,550	$12,515
Audit-Related Fees(1)	0	0
Tax Fees(2)	6,770	7,020
All Other Fees(3)	0	1,500

Total	$20,320	$21,035

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$15,850	$14,815
Audit-Related Fees(1)	0	0
Tax Fees(2)	7,010	7,010
All Other Fees(3)	0	1,500

Total	$22,860	$23,325

Eaton Vance Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$13,550	$12,515
Audit-Related Fees(1)	0	0
Tax Fees(2)	6,890	6,890
All Other Fees(3)	0	1,500

Total	$20,440	$20,905

Eaton Vance Tax-Managed Small-Cap Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$17,960	$16,925
Audit-Related Fees(1)	0	0
Tax Fees(2)	7,010	7,010
All Other Fees(3)	0	1,500

Total	$24,970	$25,435

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$51,835	$50,800
Audit-Related Fees(1)	0	0
Tax Fees(2)	18,690	18,690
All Other Fees(3)	0	2,500

Total	$70,525	$71,990

Eaton Vance High Income Opportunities Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$14,850	$13,815
Audit-Related Fees(1)	0	0
Tax Fees(2)	6,770	8,020
All Other Fees(3)	0	1,500

Total	$21,620	$23,335

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$14,600	$13,565
Audit-Related Fees(1)	0	0
Tax Fees(2)	7,010	7,760
All Other Fees(3)	0	1,500

Total	$21,610	$22,825

Eaton Vance Floating-Rate & High Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$14,600	$13,565
Audit-Related Fees(1)	0	0
Tax Fees(2)	7,010	8,260
All Other Fees(3)	0	1,500

Total	$21,610	$23,325

Eaton Vance Global Macro Absolute Return Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$19,665	$18,630
Audit-Related Fees(1)	0	0
Tax Fees(2)	10,350	10,725
All Other Fees(3)	0	2,500

Total	$30,015	$31,855

Eaton Vance Emerging Markets Local Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$11,905	$10,870
Audit-Related Fees(1)	0	0
Tax Fees(2)	8,800	9,175
All Other Fees(3)	0	1,500

Total	$20,705	$21,545

Eaton Vance International Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$11,905	$10,870
Audit-Related Fees(1)	0	0
Tax Fees(2)	8,800	9,050
All Other Fees(3)	0	1,500

Total	$20,705	$21,420

Eaton Vance Low Duration Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$25,875	$25,840
Audit-Related Fees(1)	0	0
Tax Fees(2)	12,420	13,420
All Other Fees(3)	0	2,500

Total	$38,295	$41,760

Eaton Vance Government Obligations Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$25,875	$25,840
Audit-Related Fees(1)	0	0
Tax Fees(2)	11,390	12,140
All Other Fees(3)	0	1,500

Total	$37,265	$39,480

Eaton Vance Diversified Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$19,665	$18,630
Audit-Related Fees(1)	0	0
Tax Fees(2)	16,530	16,280
All Other Fees(3)	0	2,500

Total	$36,195	$37,410

Eaton Vance Floating-Rate Advantage Fund

Period Ended	10/31/08	10/31/09

Audit Fees	$17,585	$16,550
Audit-Related Fees(1)	0	0
Tax Fees(2)	20,000	21,000
All Other Fees(3)	0	2,500

Total	$37,585	$40,050

Eaton Vance Large-Cap Core Research Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$24,835	$23,800
Audit-Related Fees(1)	0	0
Tax Fees(2)	8,080	8,080
All Other Fees(3)	5	1,500

Total	$32,920	$33,380

Eaton Vance Tax-Managed Dividend Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$51,315	$50,280
Audit-Related Fees(1)	0	0
Tax Fees(2)	10,310	10,310
All Other Fees(3)	194	2,500

Total	$61,819	$63,090

Eaton Vance Dividend Income Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$13,690	$12,655
Audit-Related Fees(1)	0	0
Tax Fees(2)	8,570	8,570
All Other Fees(3)	0	1,500

Total	$22,260	$22,725

Eaton Vance International Equity Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$13,690	$12,655
Audit-Related Fees(1)	0	0
Tax Fees(2)	8,570	8,570
All Other Fees(3)	0	1,500

Total	$22,260	$22,725

Eaton Vance Structured Emerging Markets Fund

Fiscal Years Ended	10/31/08	10/31/09

Audit Fees	$71,415	$70,380
Audit-Related Fees(1)	0	0
Tax Fees(2)	11,390	11,390
All Other Fees(3)	0	1,500

Total	$82,805	$83,270

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	12/31/07	10/31/08	12/31/08	10/31/09
Ended	D&T	D&T	D&T	D&T

Audit Fees	$100,290	$939,405	$107,310	$529,055
Audit-Related Fees(1)	0	0	0	0
Tax Fees(2)	$24,068	$309,560	$24,930	$256,590
All Other Fees(3)	0	58,322	0	44,500

Total	$124,358	$1,307,287	$133,010	$830,145

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
For both the Funds’ fiscal years ended October 31, 2008 and October 31, 2009, the Fund was billed $40,000, by D&T, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by each Series’s respective principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by each Series’ respective principal accountant for the last two fiscal years of each Series.

Fiscal Years	12/31/07	10/31/08	12/31/08	10/31/09
Ended	D&T	D&T	D&T	D&T

Registrant(1)	$24,068	$367,882	$24,930	$301,090
Eaton Vance(2)	$281,446	$325,329	$345,473	$280,861

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not required in this filing.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President
Date: December 15, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer
Date: December 15, 2009

By:	/s/ Thomas E. Faust Jr.
Thomas E. Faust Jr.
President
Date: December 15, 2009